UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

This report on Form N-CSR relates solely to the Registrant’s Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Flex International Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund,  Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund and Fidelity Total International Equity Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® International Small Cap Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Small Cap Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(14.07)%	4.02%	11.49%
Class M (incl. 3.50% sales charge)	(12.28)%	4.23%	11.45%
Class C (incl. contingent deferred sales charge)	(10.39)%	4.47%	11.31%
Class I	(8.58)%	5.61%	12.52%
Class Z	(8.55)%	5.62%	12.52%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$29,673	Fidelity Advisor® International Small Cap Fund - Class A
$28,744	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Samuel Chamovitz:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned in the range of roughly -8.5% to -9.5%, ahead of the -9.62% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Versus the benchmark, stock selection in industrials aided fund performance, while picks in financials and information technology helped to a lesser extent. A cash position also was beneficial in a declining market. Geographically, positioning in emerging markets bolstered relative performance, along with stock picking in Japan and non-benchmark exposure to the United States. At the stock level, an out-of-benchmark position in Luxfer Holdings was the fund’s top relative contributor. This U.K.-based firm designs, manufactures and supplies high-performance materials, components and high-pressure gas-containment devices. Positioning in Yageo, a Taiwan-based maker of passive electrical components, also added value. I exited this position. A non-index stake in LivaNova, a London-based maker of medical devices, helped as well. Conversely, positioning in the real estate sector detracted, as did stock choices in consumer discretionary. Regionally, picks in the U.K. detracted, along with stock selection in Australia and Canada. A non-index position in U.K.-based enterprise software provider Micro Focus International was the fund’s biggest relative detractor. An out-of-benchmark stake in U.K.-based McColl’s Retail Group further detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	22.2%
United Kingdom	17.2%
Canada	5.7%
Australia	5.1%
Taiwan	4.0%
United States of America*	3.9%
Cayman Islands	3.7%
France	3.2%
Finland	2.9%
Other	32.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	96.1
Short-Term Investments and Net Other Assets (Liabilities)	3.9

Top Ten Stocks as of October 31, 2018

% of fund's net assets
S Foods, Inc. (Japan, Food Products)	1.3
LivaNova PLC (United Kingdom, Health Care Equipment & Supplies)	1.1
Inghams Group Ltd. (Australia, Food Products)	1.1
John Wood Group PLC (United Kingdom, Energy Equipment & Services)	1.0
Ship Healthcare Holdings, Inc. (Japan, Health Care Providers & Services)	1.0
JSR Corp. (Japan, Chemicals)	1.0
Luxfer Holdings PLC sponsored (United Kingdom, Machinery)	1.0
Cineworld Group PLC (United Kingdom, Entertainment)	1.0
Micro Focus International PLC (United Kingdom, Software)	0.9
PALTAC Corp. (Japan, Distributors)	0.9
10.3

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	19.4
Consumer Discretionary	14.5
Financials	13.5
Consumer Staples	10.3
Materials	9.6
Information Technology	8.1
Health Care	7.6
Real Estate	5.9
Energy	3.8
Communication Services	2.6

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Australia - 5.1%
Aub Group Ltd.	897,658	$8,562,563
Austal Ltd.	944,082	1,196,707
Challenger Ltd.	746,361	5,422,775
GUD Holdings Ltd.	1,651,154	14,428,726
Hansen Technologies Ltd.	3,299,442	8,084,289
Imdex Ltd. (a)	11,388,898	9,274,805
Inghams Group Ltd. (b)	7,861,299	21,711,218
Nanosonics Ltd. (a)	4,278,690	9,089,863
Pact Group Holdings Ltd. (c)	3,120,432	7,711,971
Reckon Ltd.	5,193,683	2,666,482
Servcorp Ltd.	3,379,081	8,399,066
SomnoMed Ltd. (a)(b)	2,687,331	3,006,793

TOTAL AUSTRALIA		99,555,258

Austria - 2.4%
Andritz AG	192,432	9,973,763
IMMOFINANZ Immobilien Anlagen AG	608,174	14,507,145
Mayr-Melnhof Karton AG	76,300	9,661,890
Wienerberger AG	594,700	13,687,287

TOTAL AUSTRIA		47,830,085

Belgium - 0.6%
Barco NV	104,983	11,962,245
Bermuda - 1.7%
China Resource Gas Group Ltd.	2,916,000	11,155,389
Hiscox Ltd.	660,225	13,738,685
Petra Diamonds Ltd. (a)(b)	16,078,352	8,043,798

TOTAL BERMUDA		32,937,872

Brazil - 1.8%
Estacio Participacoes SA	2,667,500	16,579,141
Sul America SA unit	2,657,900	17,712,191

TOTAL BRAZIL		34,291,332

Canada - 5.7%
Dorel Industries, Inc. Class B (sub. vtg.)	426,803	6,976,946
Genesis Land Development Corp. (d)	2,266,422	5,698,551
Lassonde Industries, Inc. Class A (sub. vtg.)	89,669	15,815,447
McCoy Global, Inc. (a)	1,334,670	1,165,916
North West Co., Inc.	780,500	17,015,724
Open Text Corp.	346,496	11,696,823
Pinnacle Renewable Holds, Inc.	1,114,525	12,258,971
Total Energy Services, Inc.	622,200	4,504,209
TransForce, Inc.	421,800	14,037,037
Western Forest Products, Inc.	9,524,900	12,734,114
Whitecap Resources, Inc.	2,222,553	10,872,605

TOTAL CANADA		112,776,343

Cayman Islands - 3.7%
AMVIG Holdings Ltd.	28,280,000	7,068,242
Best Pacific International Holdings Ltd. (b)	17,964,000	4,581,514
China High Precision Automation Group Ltd. (a)(e)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)(e)	436,800	1
Haitian International Holdings Ltd.	4,404,000	8,592,404
Pico Far East Holdings Ltd.	24,510,000	8,282,570
Precision Tsugami China Corp. Ltd.	7,854,000	7,160,987
SITC International Holdings Co. Ltd.	20,744,000	15,236,700
Value Partners Group Ltd.	14,410,000	10,694,559
Xingda International Holdings Ltd.	41,759,909	11,236,160

TOTAL CAYMAN ISLANDS		72,853,138

China - 1.1%
Qingdao Port International Co. Ltd. (a)(c)	19,928,000	11,689,542
Weifu High-Technology Group Co. Ltd. (B Shares)	5,679,604	9,893,380

TOTAL CHINA		21,582,922

Denmark - 1.6%
Jyske Bank A/S (Reg.)	193,403	7,907,123
Scandinavian Tobacco Group A/S (c)	860,128	13,051,632
Spar Nord Bank A/S	1,293,600	10,722,883

TOTAL DENMARK		31,681,638

Finland - 2.9%
Ahlstrom-Munksjo Oyj	602,100	9,383,887
Asiakastieto Group Oyj (c)	487,423	16,010,310
Cramo Oyj (B Shares)	445,510	8,487,488
Kojamo OYJ	854,600	8,807,493
Olvi PLC (A Shares)	341,938	11,463,964
Tikkurila Oyj (b)	239,619	3,262,282

TOTAL FINLAND		57,415,424

France - 3.2%
Altarea SCA	61,330	13,490,185
Maisons du Monde SA (c)	364,707	9,145,710
Rexel SA	680,700	8,689,112
The Vicat Group	215,956	11,618,622
Thermador Groupe SA	152,666	8,230,856
Wendel SA	94,535	12,270,803

TOTAL FRANCE		63,445,288

Germany - 1.0%
Bertrandt AG	155,600	12,883,169
SHW Group	270,539	6,787,336

TOTAL GERMANY		19,670,505

Greece - 0.8%
Mytilineos Holdings SA	1,748,116	15,463,828
Hong Kong - 2.5%
Dah Sing Banking Group Ltd.	8,122,800	15,433,626
Far East Horizon Ltd.	8,745,000	8,475,188
Magnificent Hotel Investment Ltd.	266,270,000	6,213,685
Sino Land Ltd.	8,169,251	12,813,368
Techtronic Industries Co. Ltd.	1,221,000	5,714,229

TOTAL HONG KONG		48,650,096

India - 0.7%
Torrent Pharmaceuticals Ltd.	593,358	13,378,634
Indonesia - 0.6%
PT ACE Hardware Indonesia Tbk	80,626,400	7,265,790
PT Media Nusantara Citra Tbk	75,080,400	3,852,176

TOTAL INDONESIA		11,117,966

Ireland - 1.7%
Irish Residential Properties REIT PLC	6,909,400	11,128,475
Mincon Group PLC	7,189,744	9,772,156
Origin Enterprises PLC	920,300	5,910,282
United Drug PLC (United Kingdom)	907,549	7,331,384

TOTAL IRELAND		34,142,297

Italy - 1.2%
Banca Generali SpA	533,000	10,281,053
Banco di Desio e della Brianza SpA	2,376,445	4,871,942
Recordati SpA	260,900	8,841,611

TOTAL ITALY		23,994,606

Japan - 22.2%
A/S One Corp.	168,900	12,004,945
Aeon Delight Co. Ltd.	404,000	13,534,098
Arata Corp.	387,700	17,592,272
Arc Land Sakamoto Co. Ltd.	831,800	10,947,162
Aucnet, Inc.	832,900	8,732,403
Broadleaf Co. Ltd.	727,800	4,205,482
Central Automotive Products Ltd.	339,100	4,613,094
Daiwa Industries Ltd.	1,053,600	11,120,996
Dexerials Corp.	1,321,000	11,367,847
Funai Soken Holdings, Inc.	297,180	6,302,581
GMO Internet, Inc.	708,900	10,127,592
Iida Group Holdings Co. Ltd.	631,951	11,503,765
Isuzu Motors Ltd.	1,062,000	13,923,403
Japan Meat Co. Ltd.	657,800	11,921,842
JSR Corp.	1,355,200	20,249,632
Kirindo Holdings Co. Ltd. (d)	647,909	9,066,764
Kotobuki Spirits Co. Ltd.	45,300	1,734,355
Meitec Corp.	211,400	8,861,807
Mitani Shoji Co. Ltd.	285,700	13,622,245
Morinaga & Co. Ltd.	321,600	12,925,564
Nihon Parkerizing Co. Ltd.	1,155,200	13,954,337
Nitori Holdings Co. Ltd.	32,600	4,257,199
Otsuka Corp.	205,500	6,829,663
PALTAC Corp.	351,100	17,922,949
Paramount Bed Holdings Co. Ltd.	413,500	17,425,378
Renesas Electronics Corp. (a)	2,014,500	10,676,395
Ricoh Leasing Co. Ltd.	179,300	5,887,415
S Foods, Inc.	609,600	24,608,746
San-Ai Oil Co. Ltd.	1,062,000	11,473,195
Shinsei Bank Ltd.	1,002,800	15,275,649
Ship Healthcare Holdings, Inc.	559,900	20,270,231
Taiheiyo Cement Corp.	338,400	9,957,991
TKC Corp.	259,000	9,870,164
Toshiba Plant Systems & Services Corp.	711,800	14,559,617
Tsuruha Holdings, Inc.	86,700	9,036,132
VT Holdings Co. Ltd.	1,655,600	6,896,194
Welcia Holdings Co. Ltd.	161,100	8,223,831
Yamada Consulting Group Co. Ltd.	682,680	15,736,701

TOTAL JAPAN		437,219,636

Korea (South) - 1.0%
Hyundai Fire & Marine Insurance Co. Ltd.	350,666	12,846,484
NS Shopping Co. Ltd.	738,049	6,985,915

TOTAL KOREA (SOUTH)		19,832,399

Luxembourg - 0.2%
Shurgard Self Storage Europe SARL	146,177	4,103,587
Mexico - 0.9%
Credito Real S.A.B. de CV	6,947,800	7,948,845
Genomma Lab Internacional SA de CV (a)	13,512,000	8,680,620

TOTAL MEXICO		16,629,465

Netherlands - 2.8%
Amsterdam Commodities NV	443,955	9,312,701
Arcadis NV	756,989	10,245,973
Basic-Fit NV (a)(c)	279,800	8,065,499
BinckBank NV	1,316,280	6,380,986
Philips Lighting NV (c)	498,400	12,306,378
RHI Magnesita NV	186,510	9,337,274

TOTAL NETHERLANDS		55,648,811

New Zealand - 1.0%
Air New Zealand Ltd.	5,215,371	9,529,213
EBOS Group Ltd.	757,465	10,300,874

TOTAL NEW ZEALAND		19,830,087

Norway - 0.7%
ABG Sundal Collier ASA	9,702,926	5,812,686
Skandiabanken ASA (c)	736,574	7,339,702

TOTAL NORWAY		13,152,388

Philippines - 0.3%
Century Pacific Food, Inc.	25,480,600	6,370,508
Romania - 0.6%
Banca Transilvania SA	22,226,361	12,523,110
Singapore - 1.8%
Boustead Singapore Ltd.	10,252,969	5,773,610
Hour Glass Ltd.	8,713,000	3,994,336
Mapletree Industrial (REIT)	8,724,394	11,652,261
Wing Tai Holdings Ltd.	9,229,100	12,859,375

TOTAL SINGAPORE		34,279,582

South Africa - 0.4%
Clicks Group Ltd.	677,618	8,635,295
Sweden - 1.9%
AddTech AB (B Shares)	433,819	8,864,913
Coor Service Management Holding AB (c)	780,600	5,501,899
Dustin Group AB (b)(c)	1,416,345	11,360,291
Dustin Group AB rights 11/7/18 (a)(b)	1,316,245	206,258
Granges AB	1,060,021	11,212,802

TOTAL SWEDEN		37,146,163

Switzerland - 0.7%
Vontobel Holdings AG	208,799	12,957,293
Taiwan - 4.0%
King's Town Bank	10,376,000	9,903,290
Lumax International Corp. Ltd.	4,466,600	8,973,451
Makalot Industrial Co. Ltd.	2,855,540	15,310,465
Sporton International, Inc.	2,646,740	9,831,078
Test Research, Inc.	6,278,000	8,688,887
Tripod Technology Corp.	4,665,000	11,255,487
United Microelectronics Corp.	22,544,000	8,586,248
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,243,000	5,361,089

TOTAL TAIWAN		77,909,995

Thailand - 1.5%
Delta Electronics PCL (For. Reg.)	2,484,400	5,169,590
Star Petroleum Refining PCL	36,584,100	15,555,965
TISCO Financial Group PCL	3,832,700	9,102,085

TOTAL THAILAND		29,827,640

Turkey - 0.2%
Aygaz A/S	2,129,000	4,631,573
United Kingdom - 17.2%
AEW UK REIT PLC (b)	4,299,768	5,237,653
Alliance Pharma PLC	10,916,365	9,320,803
Bond International Software PLC (a)(e)	899,666	12
Cineworld Group PLC	5,226,980	19,682,597
Close Brothers Group PLC	481,823	9,065,550
Countrywide PLC (a)	61,771,375	8,274,607
Diploma PLC	593,351	9,973,239
Elementis PLC	4,973,225	13,031,391
Essentra PLC	1,892,691	9,241,488
Indivior PLC (a)	1,927,100	4,639,473
Informa PLC	1,097,924	10,014,423
ITE Group PLC	12,845,930	9,359,211
James Fisher and Sons PLC	284,500	6,160,195
John Wood Group PLC	2,235,500	20,407,666
Knights Group Holdings PLC (a)(d)	3,797,900	9,077,384
LivaNova PLC (a)	196,600	22,017,234
Luxfer Holdings PLC sponsored	860,709	19,865,164
McColl's Retail Group PLC (d)	7,053,881	11,518,286
Mears Group PLC	2,897,612	13,148,233
Melrose Industries PLC	4,272,270	9,209,665
Micro Focus International PLC	1,195,040	18,525,769
Moneysupermarket.com Group PLC	3,472,579	13,018,562
PayPoint PLC	806,811	8,157,313
Sabre Insurance Group PLC (c)	2,916,015	9,839,941
Spectris PLC	417,791	11,449,399
Ten Entertainment Group PLC (d)	3,787,019	11,133,306
The Weir Group PLC	621,638	12,602,002
Topps Tiles PLC	6,514,169	5,237,312
Tullett Prebon PLC	3,629,226	13,452,742
Ultra Electronics Holdings PLC	373,197	6,859,553
Volution Group PLC	3,956,300	8,748,511

TOTAL UNITED KINGDOM		338,268,684

TOTAL COMMON STOCKS
(Cost $1,897,164,960)		1,881,715,693

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Banco ABC Brasil SA
(Cost $8,133,217)	2,035,858	8,845,848

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 2.23% (f)	63,608,475	63,621,197
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	17,020,322	17,022,024
TOTAL MONEY MARKET FUNDS
(Cost $80,634,414)		80,643,221
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,985,932,591)		1,971,204,762
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,926,534)
NET ASSETS - 100%		$1,967,278,228

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $112,022,875 or 5.7% of net assets.

 (d) Affiliated company

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,601,702
Fidelity Securities Lending Cash Central Fund	387,206
Total	$1,988,908

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genesis Land Development Corp.	$6,005,072	$672,245	$--	$697,316	$--	$(978,766)	$5,698,551
Kirindo Holdings Co. Ltd.	8,403,137	433,323	--	184,989	--	230,304	9,066,764
Knights Group Holdings PLC	--	7,376,799	--	--	--	1,700,585	9,077,384
McColl's Retail Group PLC	14,243,650	8,050,485	--	712,123	--	(10,775,849)	11,518,286
Ten Entertainment Group PLC	10,172,260	863,195	--	496,457	--	97,851	11,133,306
Total	$38,824,119	$17,396,047	$--	$2,090,885	$--	$(9,725,875)	$46,494,291

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$51,190,977	$51,190,977	$--	$--
Consumer Discretionary	279,600,386	265,676,983	13,923,403	--
Consumer Staples	198,322,291	198,322,291	--	--
Energy	76,238,527	76,238,527	--	--
Financials	273,275,017	257,999,368	15,275,649	--
Health Care	146,307,843	146,307,843	--	--
Industrials	384,606,116	384,606,116	--	--
Information Technology	163,468,753	136,356,723	27,112,017	13
Materials	184,792,903	174,834,911	9,957,991	1
Real Estate	116,971,766	116,971,766	--	--
Utilities	15,786,962	15,786,962	--	--
Money Market Funds	80,643,221	80,643,221	--	--
Total Investments in Securities:	$1,971,204,762	$1,904,935,688	$66,269,060	$14

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$19,940,948
Level 2 to Level 1	$326,046,864

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $16,054,694) — See accompanying schedule: Unaffiliated issuers (cost $1,858,794,155)	$1,844,067,250
Fidelity Central Funds (cost $80,634,414)	80,643,221
Other affiliated issuers (cost $46,504,022)	46,494,291
Total Investment in Securities (cost $1,985,932,591)		$1,971,204,762
Foreign currency held at value (cost $455,970)		455,547
Receivable for investments sold		3,395,293
Receivable for fund shares sold		9,716,162
Dividends receivable		6,167,155
Distributions receivable from Fidelity Central Funds		204,510
Prepaid expenses		4,247
Other receivables		70,119
Total assets		1,991,217,795
Liabilities
Payable for investments purchased	$1,921,485
Payable for fund shares redeemed	2,591,383
Accrued management fee	1,633,348
Distribution and service plan fees payable	61,100
Other affiliated payables	410,731
Other payables and accrued expenses	297,248
Collateral on securities loaned	17,024,272
Total liabilities		23,939,567
Net Assets		$1,967,278,228
Net Assets consist of:
Paid in capital		$1,904,983,681
Total distributable earnings (loss)		62,294,547
Net Assets		$1,967,278,228
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($80,395,428 ÷ 3,118,459 shares)		$25.78
Maximum offering price per share (100/94.25 of $25.78)		$27.35
Class M:
Net Asset Value and redemption price per share ($16,362,392 ÷ 638,668 shares)		$25.62
Maximum offering price per share (100/96.50 of $25.62)		$26.55
Class C:
Net Asset Value and offering price per share ($41,917,911 ÷ 1,692,433 shares)(a)		$24.77
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,256,192,753 ÷ 47,788,306 shares)		$26.29
Class I:
Net Asset Value, offering price and redemption price per share ($564,988,327 ÷ 21,359,197 shares)		$26.45
Class Z:
Net Asset Value, offering price and redemption price per share ($7,421,417 ÷ 280,503 shares)		$26.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends (including $2,090,885 earned from other affiliated issuers)		$62,918,743
Income from Fidelity Central Funds		1,988,908
Income before foreign taxes withheld		64,907,651
Less foreign taxes withheld		(5,717,603)
Total income		59,190,048
Expenses
Management fee
Basic fee	$17,682,860
Performance adjustment	1,960,527
Transfer agent fees	3,833,626
Distribution and service plan fees	729,435
Accounting and security lending fees	928,047
Custodian fees and expenses	603,520
Independent trustees' fees and expenses	10,371
Registration fees	192,729
Audit	103,621
Legal	4,880
Miscellaneous	12,544
Total expenses before reductions	26,062,160
Expense reductions	(245,370)
Total expenses after reductions		25,816,790
Net investment income (loss)		33,373,258
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,660,559
Fidelity Central Funds	(2,374)
Foreign currency transactions	(891,151)
Total net realized gain (loss)		76,767,034
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $37,498)	(312,871,323)
Fidelity Central Funds	20
Other affiliated issuers	(9,725,875)
Assets and liabilities in foreign currencies	(27,619)
Total change in net unrealized appreciation (depreciation)		(322,624,797)
Net gain (loss)		(245,857,763)
Net increase (decrease) in net assets resulting from operations		$(212,484,505)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,373,258	$18,356,208
Net realized gain (loss)	76,767,034	41,195,813
Change in net unrealized appreciation (depreciation)	(322,624,797)	258,657,737
Net increase (decrease) in net assets resulting from operations	(212,484,505)	318,209,758
Distributions to shareholders	(61,553,254)	–
Distributions to shareholders from net investment income	–	(14,393,212)
Distributions to shareholders from net realized gain	–	(12,478,859)
Total distributions	(61,553,254)	(26,872,071)
Share transactions - net increase (decrease)	477,734,571	480,792,049
Redemption fees	48,167	258,237
Total increase (decrease) in net assets	203,744,979	772,387,973
Net Assets
Beginning of period	1,763,533,249	991,145,276
End of period	$1,967,278,228	$1,763,533,249
Other Information
Undistributed net investment income end of period		$16,549,081

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.24	$23.81	$22.69	$24.98	$26.34
Income from Investment Operations
Net investment income (loss)A	.38	.29	.34	.27	.17
Net realized and unrealized gain (loss)	(2.87)	5.70	1.64	1.05	(.89)
Total from investment operations	(2.49)	5.99	1.98	1.32	(.72)
Distributions from net investment income	(.23)	(.28)	(.25)	(.16)	(.05)
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(.97)	(.57)	(.87)	(3.61)	(.65)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	.01
Net asset value, end of period	$25.78	$29.24	$23.81	$22.69	$24.98
Total ReturnC,D	(8.83)%	25.83%	9.11%	6.21%	(2.79)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.49%	1.55%	1.61%	1.59%	1.50%
Expenses net of fee waivers, if any	1.49%	1.55%	1.61%	1.58%	1.50%
Expenses net of all reductions	1.48%	1.55%	1.61%	1.58%	1.50%
Net investment income (loss)	1.33%	1.11%	1.50%	1.18%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$80,395	$63,459	$36,480	$28,238	$24,572
Portfolio turnover rateG	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.07	$23.65	$22.55	$24.81	$26.17
Income from Investment Operations
Net investment income (loss)A	.30	.21	.27	.21	.10
Net realized and unrealized gain (loss)	(2.86)	5.69	1.63	1.04	(.87)
Total from investment operations	(2.56)	5.90	1.90	1.25	(.77)
Distributions from net investment income	(.15)	(.19)	(.19)	(.06)	–
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(.89)	(.48)	(.81)	(3.51)	(.60)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	.01
Net asset value, end of period	$25.62	$29.07	$23.65	$22.55	$24.81
Total ReturnC,D	(9.10)%	25.47%	8.79%	5.90%	(3.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.84%	1.90%	1.87%	1.77%
Expenses net of fee waivers, if any	1.77%	1.84%	1.90%	1.86%	1.77%
Expenses net of all reductions	1.76%	1.84%	1.90%	1.86%	1.76%
Net investment income (loss)	1.05%	.82%	1.21%	.90%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$16,362	$18,148	$13,331	$12,400	$12,296
Portfolio turnover rateG	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.21	$22.97	$21.96	$24.27	$25.68
Income from Investment Operations
Net investment income (loss)A	.16	.08	.16	.09	(.02)
Net realized and unrealized gain (loss)	(2.76)	5.53	1.59	1.02	(.85)
Total from investment operations	(2.60)	5.61	1.75	1.11	(.87)
Distributions from net investment income	(.10)	(.08)	(.13)	–	–
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.42)	(.55)
Total distributions	(.84)	(.37)	(.75)	(3.42)	(.55)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	.01
Net asset value, end of period	$24.77	$28.21	$22.97	$21.96	$24.27
Total ReturnC,D	(9.51)%	24.85%	8.26%	5.37%	(3.43)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.24%	2.33%	2.40%	2.36%	2.23%
Expenses net of fee waivers, if any	2.24%	2.33%	2.40%	2.35%	2.22%
Expenses net of all reductions	2.23%	2.32%	2.39%	2.35%	2.22%
Net investment income (loss)	.58%	.33%	.71%	.41%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$41,918	$26,005	$12,187	$11,359	$12,576
Portfolio turnover rateG	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.77	$24.23	$23.06	$25.34	$26.67
Income from Investment Operations
Net investment income (loss)A	.48	.37	.40	.34	.25
Net realized and unrealized gain (loss)	(2.93)	5.79	1.67	1.07	(.90)
Total from investment operations	(2.45)	6.16	2.07	1.41	(.65)
Distributions from net investment income	(.29)	(.34)	(.29)	(.24)	(.09)
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(1.03)	(.63)	(.91)	(3.69)	(.69)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	.01
Net asset value, end of period	$26.29	$29.77	$24.23	$23.06	$25.34
Total ReturnC	(8.54)%	26.18%	9.39%	6.53%	(2.48)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.20%	1.25%	1.34%	1.31%	1.21%
Expenses net of fee waivers, if any	1.20%	1.25%	1.34%	1.31%	1.20%
Expenses net of all reductions	1.19%	1.24%	1.33%	1.31%	1.20%
Net investment income (loss)	1.62%	1.41%	1.77%	1.45%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$1,256,193	$1,418,452	$906,420	$811,534	$842,031
Portfolio turnover rateF	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.97	$24.42	$23.24	$25.34	$26.67
Income from Investment Operations
Net investment income (loss)A	.47	.38	.41	.36	.29
Net realized and unrealized gain (loss)	(2.95)	5.82	1.69	1.07	(.90)
Total from investment operations	(2.48)	6.20	2.10	1.43	(.61)
Distributions from net investment income	(.30)	(.37)	(.31)	(.08)	(.13)
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(1.04)	(.66)	(.93)	(3.53)	(.73)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	.01
Net asset value, end of period	$26.45	$29.97	$24.42	$23.24	$25.34
Total ReturnC	(8.58)%	26.17%	9.43%	6.60%	(2.35)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.21%	1.28%	1.31%	1.24%	1.08%
Expenses net of fee waivers, if any	1.21%	1.28%	1.31%	1.23%	1.08%
Expenses net of all reductions	1.20%	1.27%	1.31%	1.23%	1.08%
Net investment income (loss)	1.61%	1.39%	1.80%	1.53%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$564,988	$237,469	$22,727	$10,070	$8,092
Portfolio turnover rateF	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$28.78
Income from Investment Operations
Net investment income (loss)B	.03
Net realized and unrealized gain (loss)	(2.35)
Total from investment operations	(2.32)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$26.46
Total ReturnC,D	(8.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%G
Expenses net of fee waivers, if any	1.15%G
Expenses net of all reductions	1.14%G
Net investment income (loss)	2.01%G
Supplemental Data
Net assets, end of period (000 omitted)	$7,421
Portfolio turnover rateH	25%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$257,072,862
Gross unrealized depreciation	(296,626,117)
Net unrealized appreciation (depreciation)	$(39,553,255)
Tax Cost	$2,010,758,017

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$28,180,749
Undistributed long-term capital gain	$73,826,639
Net unrealized appreciation (depreciation) on securities and other investments	$(39,675,343)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$36,178,814	$ 16,336,287
Long-term Capital Gains	25,374,442	10,535,784
Total	$61,553,256	$ 26,872,071

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $956,567,607 and $490,410,440, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .93% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$200,038	$18,213
Class M	.25%	.25%	99,816	1,749
Class C	.75%	.25%	429,581	185,656
			$729,435	$205,618

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$71,485
Class M	7,085
Class C(a)	15,967
$94,537

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$174,321.22
Class M	49,489.25
Class C	96,452.22
International Small Cap	2,616,004.18
Class I	897,331.19
Class Z	29	.03(a)
	$3,833,626

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,325 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Total security lending income during the period amounted to $387,206, including $65 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $226,649 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $488.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $18,233.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$2,150,704	$–
Class M	588,707	–
Class C	853,838	–
International Small Cap	49,080,231	–
Class I	8,879,774	–
Total	$61,553,254	$–
From net investment income
Class A	$–	$440,395
Class M	–	105,144
Class C	–	42,573
International Small Cap	–	13,342,577
Class I	–	462,523
Total	$–	$14,393,212
From net realized gain
Class A	$–	$461,138
Class M	–	163,369
Class C	–	151,895
International Small Cap	–	11,341,189
Class I	–	361,268
Total	$–	$12,478,859

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	1,993,812	1,346,483	$57,935,672	$35,353,222
Reinvestment of distributions	72,621	38,390	2,060,979	881,445
Shares redeemed	(1,118,217)	(746,471)	(32,145,224)	(18,879,894)
Net increase (decrease)	948,216	638,402	$27,851,427	$17,354,773
Class M
Shares sold	265,293	165,476	$7,711,211	$4,273,457
Reinvestment of distributions	20,707	11,602	585,586	265,460
Shares redeemed	(271,709)	(116,364)	(7,811,190)	(2,968,272)
Net increase (decrease)	14,291	60,714	$485,607	$1,570,645
Class C
Shares sold	1,115,556	554,853	$31,833,791	$14,330,189
Reinvestment of distributions	30,679	8,175	842,145	182,379
Shares redeemed	(375,660)	(171,623)	(10,374,137)	(4,225,035)
Net increase (decrease)	770,575	391,405	$22,301,799	$10,287,533
International Small Cap
Shares sold	16,219,665	20,105,455	$484,453,648	$528,374,537
Reinvestment of distributions	1,616,727	1,029,746	46,674,910	24,013,687
Shares redeemed	(17,690,156)	(10,901,622)	(519,774,089)	(292,534,899)
Net increase (decrease)	146,236	10,233,579	$11,354,469	$259,853,325
Class I
Shares sold	19,548,705	7,788,345	$583,254,206	$213,872,926
Reinvestment of distributions	286,614	29,052	8,326,151	682,131
Shares redeemed	(6,400,003)	(824,089)	(183,131,200)	(22,829,284)
Net increase (decrease)	13,435,316	6,993,308	$408,449,157	$191,725,773
Class Z
Shares sold	280,979	–	$7,304,519	$–
Shares redeemed	(476)	–	(12,407)	–
Net increase (decrease)	280,503	–	$7,292,112	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, International Small Cap and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.47%
Actual		$1,000.00	$870.10	$6.93-B
Hypothetical-C		$1,000.00	$1,017.80	$7.48-D
Class M	1.75%
Actual		$1,000.00	$868.80	$8.24-B
Hypothetical-C		$1,000.00	$1,016.38	$8.89-D
Class C	2.24%
Actual		$1,000.00	$866.70	$10.54-B
Hypothetical-C		$1,000.00	$1,013.91	$11.37-D
International Small Cap	1.18%
Actual		$1,000.00	$871.40	$5.57-B
Hypothetical-C		$1,000.00	$1,019.26	$6.01-D
Class I	1.21%
Actual		$1,000.00	$871.20	$5.71-B
Hypothetical-C		$1,000.00	$1,019.11	$6.16-D
Class Z	1.15%
Actual		$1,000.00	$919.40	$.91-B
Hypothetical-C		$1,000.00	$1,019.41	$5.85-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, International Small Cap and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/10/18	12/07/18	$0.381	$1.002
Class M	12/10/18	12/07/18	$0.274	$1.002
Class C	12/10/18	12/07/18	$0.166	$1.002
Fidelity International Small Cap	12/10/18	12/07/18	$0.452	$1.002
Class I	12/10/18	12/07/18	$0.459	$1.002
Class Z	12/10/18	12/07/18	$0.504	$1.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $83,998,263, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 79%; Class M designates 91%; Class C designates 100%; Fidelity International Small Cap designates 72%; and Class I designates 70%; of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/11/17	$0.4967	$0.0578
Class M	12/11/17	$0.4316	$0.0578
Class C	12/11/17	$0.3921	$0.0578
Fidelity International Small Cap	12/11/17	$0.5478	$0.0578
Class I	12/11/17	$0.5577	$0.0578

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Small Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AISC-ANN-1218
1.793569.115

Fidelity® International Small Cap Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund	(8.54)%	5.57%	12.45%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$32,326	Fidelity® International Small Cap Fund
$28,744	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Samuel Chamovitz:  For the year, the fund’s share classes (excluding sales charges, if applicable) returned in the range of roughly -8.5% to -9.5%, ahead of the -9.62% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Versus the benchmark, stock selection in industrials aided fund performance, while picks in financials and information technology helped to a lesser extent. A cash position also was beneficial in a declining market. Geographically, positioning in emerging markets bolstered relative performance, along with stock picking in Japan and non-benchmark exposure to the United States. At the stock level, an out-of-benchmark position in Luxfer Holdings was the fund’s top relative contributor. This U.K.-based firm designs, manufactures and supplies high-performance materials, components and high-pressure gas-containment devices. Positioning in Yageo, a Taiwan-based maker of passive electrical components, also added value. I exited this position. A non-index stake in LivaNova, a London-based maker of medical devices, helped as well. Conversely, positioning in the real estate sector detracted, as did stock choices in consumer discretionary. Regionally, picks in the U.K. detracted, along with stock selection in Australia and Canada. A non-index position in U.K.-based enterprise software provider Micro Focus International was the fund’s biggest relative detractor. An out-of-benchmark stake in U.K.-based McColl’s Retail Group further detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	22.2%
United Kingdom	17.2%
Canada	5.7%
Australia	5.1%
Taiwan	4.0%
United States of America*	3.9%
Cayman Islands	3.7%
France	3.2%
Finland	2.9%
Other	32.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	96.1
Short-Term Investments and Net Other Assets (Liabilities)	3.9

Top Ten Stocks as of October 31, 2018

% of fund's net assets
S Foods, Inc. (Japan, Food Products)	1.3
LivaNova PLC (United Kingdom, Health Care Equipment & Supplies)	1.1
Inghams Group Ltd. (Australia, Food Products)	1.1
John Wood Group PLC (United Kingdom, Energy Equipment & Services)	1.0
Ship Healthcare Holdings, Inc. (Japan, Health Care Providers & Services)	1.0
JSR Corp. (Japan, Chemicals)	1.0
Luxfer Holdings PLC sponsored (United Kingdom, Machinery)	1.0
Cineworld Group PLC (United Kingdom, Entertainment)	1.0
Micro Focus International PLC (United Kingdom, Software)	0.9
PALTAC Corp. (Japan, Distributors)	0.9
10.3

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	19.4
Consumer Discretionary	14.5
Financials	13.5
Consumer Staples	10.3
Materials	9.6
Information Technology	8.1
Health Care	7.6
Real Estate	5.9
Energy	3.8
Communication Services	2.6

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value
Australia - 5.1%
Aub Group Ltd.	897,658	$8,562,563
Austal Ltd.	944,082	1,196,707
Challenger Ltd.	746,361	5,422,775
GUD Holdings Ltd.	1,651,154	14,428,726
Hansen Technologies Ltd.	3,299,442	8,084,289
Imdex Ltd. (a)	11,388,898	9,274,805
Inghams Group Ltd. (b)	7,861,299	21,711,218
Nanosonics Ltd. (a)	4,278,690	9,089,863
Pact Group Holdings Ltd. (c)	3,120,432	7,711,971
Reckon Ltd.	5,193,683	2,666,482
Servcorp Ltd.	3,379,081	8,399,066
SomnoMed Ltd. (a)(b)	2,687,331	3,006,793

TOTAL AUSTRALIA		99,555,258

Austria - 2.4%
Andritz AG	192,432	9,973,763
IMMOFINANZ Immobilien Anlagen AG	608,174	14,507,145
Mayr-Melnhof Karton AG	76,300	9,661,890
Wienerberger AG	594,700	13,687,287

TOTAL AUSTRIA		47,830,085

Belgium - 0.6%
Barco NV	104,983	11,962,245
Bermuda - 1.7%
China Resource Gas Group Ltd.	2,916,000	11,155,389
Hiscox Ltd.	660,225	13,738,685
Petra Diamonds Ltd. (a)(b)	16,078,352	8,043,798

TOTAL BERMUDA		32,937,872

Brazil - 1.8%
Estacio Participacoes SA	2,667,500	16,579,141
Sul America SA unit	2,657,900	17,712,191

TOTAL BRAZIL		34,291,332

Canada - 5.7%
Dorel Industries, Inc. Class B (sub. vtg.)	426,803	6,976,946
Genesis Land Development Corp. (d)	2,266,422	5,698,551
Lassonde Industries, Inc. Class A (sub. vtg.)	89,669	15,815,447
McCoy Global, Inc. (a)	1,334,670	1,165,916
North West Co., Inc.	780,500	17,015,724
Open Text Corp.	346,496	11,696,823
Pinnacle Renewable Holds, Inc.	1,114,525	12,258,971
Total Energy Services, Inc.	622,200	4,504,209
TransForce, Inc.	421,800	14,037,037
Western Forest Products, Inc.	9,524,900	12,734,114
Whitecap Resources, Inc.	2,222,553	10,872,605

TOTAL CANADA		112,776,343

Cayman Islands - 3.7%
AMVIG Holdings Ltd.	28,280,000	7,068,242
Best Pacific International Holdings Ltd. (b)	17,964,000	4,581,514
China High Precision Automation Group Ltd. (a)(e)	712,000	1
China Metal Recycling (Holdings) Ltd. (a)(e)	436,800	1
Haitian International Holdings Ltd.	4,404,000	8,592,404
Pico Far East Holdings Ltd.	24,510,000	8,282,570
Precision Tsugami China Corp. Ltd.	7,854,000	7,160,987
SITC International Holdings Co. Ltd.	20,744,000	15,236,700
Value Partners Group Ltd.	14,410,000	10,694,559
Xingda International Holdings Ltd.	41,759,909	11,236,160

TOTAL CAYMAN ISLANDS		72,853,138

China - 1.1%
Qingdao Port International Co. Ltd. (a)(c)	19,928,000	11,689,542
Weifu High-Technology Group Co. Ltd. (B Shares)	5,679,604	9,893,380

TOTAL CHINA		21,582,922

Denmark - 1.6%
Jyske Bank A/S (Reg.)	193,403	7,907,123
Scandinavian Tobacco Group A/S (c)	860,128	13,051,632
Spar Nord Bank A/S	1,293,600	10,722,883

TOTAL DENMARK		31,681,638

Finland - 2.9%
Ahlstrom-Munksjo Oyj	602,100	9,383,887
Asiakastieto Group Oyj (c)	487,423	16,010,310
Cramo Oyj (B Shares)	445,510	8,487,488
Kojamo OYJ	854,600	8,807,493
Olvi PLC (A Shares)	341,938	11,463,964
Tikkurila Oyj (b)	239,619	3,262,282

TOTAL FINLAND		57,415,424

France - 3.2%
Altarea SCA	61,330	13,490,185
Maisons du Monde SA (c)	364,707	9,145,710
Rexel SA	680,700	8,689,112
The Vicat Group	215,956	11,618,622
Thermador Groupe SA	152,666	8,230,856
Wendel SA	94,535	12,270,803

TOTAL FRANCE		63,445,288

Germany - 1.0%
Bertrandt AG	155,600	12,883,169
SHW Group	270,539	6,787,336

TOTAL GERMANY		19,670,505

Greece - 0.8%
Mytilineos Holdings SA	1,748,116	15,463,828
Hong Kong - 2.5%
Dah Sing Banking Group Ltd.	8,122,800	15,433,626
Far East Horizon Ltd.	8,745,000	8,475,188
Magnificent Hotel Investment Ltd.	266,270,000	6,213,685
Sino Land Ltd.	8,169,251	12,813,368
Techtronic Industries Co. Ltd.	1,221,000	5,714,229

TOTAL HONG KONG		48,650,096

India - 0.7%
Torrent Pharmaceuticals Ltd.	593,358	13,378,634
Indonesia - 0.6%
PT ACE Hardware Indonesia Tbk	80,626,400	7,265,790
PT Media Nusantara Citra Tbk	75,080,400	3,852,176

TOTAL INDONESIA		11,117,966

Ireland - 1.7%
Irish Residential Properties REIT PLC	6,909,400	11,128,475
Mincon Group PLC	7,189,744	9,772,156
Origin Enterprises PLC	920,300	5,910,282
United Drug PLC (United Kingdom)	907,549	7,331,384

TOTAL IRELAND		34,142,297

Italy - 1.2%
Banca Generali SpA	533,000	10,281,053
Banco di Desio e della Brianza SpA	2,376,445	4,871,942
Recordati SpA	260,900	8,841,611

TOTAL ITALY		23,994,606

Japan - 22.2%
A/S One Corp.	168,900	12,004,945
Aeon Delight Co. Ltd.	404,000	13,534,098
Arata Corp.	387,700	17,592,272
Arc Land Sakamoto Co. Ltd.	831,800	10,947,162
Aucnet, Inc.	832,900	8,732,403
Broadleaf Co. Ltd.	727,800	4,205,482
Central Automotive Products Ltd.	339,100	4,613,094
Daiwa Industries Ltd.	1,053,600	11,120,996
Dexerials Corp.	1,321,000	11,367,847
Funai Soken Holdings, Inc.	297,180	6,302,581
GMO Internet, Inc.	708,900	10,127,592
Iida Group Holdings Co. Ltd.	631,951	11,503,765
Isuzu Motors Ltd.	1,062,000	13,923,403
Japan Meat Co. Ltd.	657,800	11,921,842
JSR Corp.	1,355,200	20,249,632
Kirindo Holdings Co. Ltd. (d)	647,909	9,066,764
Kotobuki Spirits Co. Ltd.	45,300	1,734,355
Meitec Corp.	211,400	8,861,807
Mitani Shoji Co. Ltd.	285,700	13,622,245
Morinaga & Co. Ltd.	321,600	12,925,564
Nihon Parkerizing Co. Ltd.	1,155,200	13,954,337
Nitori Holdings Co. Ltd.	32,600	4,257,199
Otsuka Corp.	205,500	6,829,663
PALTAC Corp.	351,100	17,922,949
Paramount Bed Holdings Co. Ltd.	413,500	17,425,378
Renesas Electronics Corp. (a)	2,014,500	10,676,395
Ricoh Leasing Co. Ltd.	179,300	5,887,415
S Foods, Inc.	609,600	24,608,746
San-Ai Oil Co. Ltd.	1,062,000	11,473,195
Shinsei Bank Ltd.	1,002,800	15,275,649
Ship Healthcare Holdings, Inc.	559,900	20,270,231
Taiheiyo Cement Corp.	338,400	9,957,991
TKC Corp.	259,000	9,870,164
Toshiba Plant Systems & Services Corp.	711,800	14,559,617
Tsuruha Holdings, Inc.	86,700	9,036,132
VT Holdings Co. Ltd.	1,655,600	6,896,194
Welcia Holdings Co. Ltd.	161,100	8,223,831
Yamada Consulting Group Co. Ltd.	682,680	15,736,701

TOTAL JAPAN		437,219,636

Korea (South) - 1.0%
Hyundai Fire & Marine Insurance Co. Ltd.	350,666	12,846,484
NS Shopping Co. Ltd.	738,049	6,985,915

TOTAL KOREA (SOUTH)		19,832,399

Luxembourg - 0.2%
Shurgard Self Storage Europe SARL	146,177	4,103,587
Mexico - 0.9%
Credito Real S.A.B. de CV	6,947,800	7,948,845
Genomma Lab Internacional SA de CV (a)	13,512,000	8,680,620

TOTAL MEXICO		16,629,465

Netherlands - 2.8%
Amsterdam Commodities NV	443,955	9,312,701
Arcadis NV	756,989	10,245,973
Basic-Fit NV (a)(c)	279,800	8,065,499
BinckBank NV	1,316,280	6,380,986
Philips Lighting NV (c)	498,400	12,306,378
RHI Magnesita NV	186,510	9,337,274

TOTAL NETHERLANDS		55,648,811

New Zealand - 1.0%
Air New Zealand Ltd.	5,215,371	9,529,213
EBOS Group Ltd.	757,465	10,300,874

TOTAL NEW ZEALAND		19,830,087

Norway - 0.7%
ABG Sundal Collier ASA	9,702,926	5,812,686
Skandiabanken ASA (c)	736,574	7,339,702

TOTAL NORWAY		13,152,388

Philippines - 0.3%
Century Pacific Food, Inc.	25,480,600	6,370,508
Romania - 0.6%
Banca Transilvania SA	22,226,361	12,523,110
Singapore - 1.8%
Boustead Singapore Ltd.	10,252,969	5,773,610
Hour Glass Ltd.	8,713,000	3,994,336
Mapletree Industrial (REIT)	8,724,394	11,652,261
Wing Tai Holdings Ltd.	9,229,100	12,859,375

TOTAL SINGAPORE		34,279,582

South Africa - 0.4%
Clicks Group Ltd.	677,618	8,635,295
Sweden - 1.9%
AddTech AB (B Shares)	433,819	8,864,913
Coor Service Management Holding AB (c)	780,600	5,501,899
Dustin Group AB (b)(c)	1,416,345	11,360,291
Dustin Group AB rights 11/7/18 (a)(b)	1,316,245	206,258
Granges AB	1,060,021	11,212,802

TOTAL SWEDEN		37,146,163

Switzerland - 0.7%
Vontobel Holdings AG	208,799	12,957,293
Taiwan - 4.0%
King's Town Bank	10,376,000	9,903,290
Lumax International Corp. Ltd.	4,466,600	8,973,451
Makalot Industrial Co. Ltd.	2,855,540	15,310,465
Sporton International, Inc.	2,646,740	9,831,078
Test Research, Inc.	6,278,000	8,688,887
Tripod Technology Corp.	4,665,000	11,255,487
United Microelectronics Corp.	22,544,000	8,586,248
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,243,000	5,361,089

TOTAL TAIWAN		77,909,995

Thailand - 1.5%
Delta Electronics PCL (For. Reg.)	2,484,400	5,169,590
Star Petroleum Refining PCL	36,584,100	15,555,965
TISCO Financial Group PCL	3,832,700	9,102,085

TOTAL THAILAND		29,827,640

Turkey - 0.2%
Aygaz A/S	2,129,000	4,631,573
United Kingdom - 17.2%
AEW UK REIT PLC (b)	4,299,768	5,237,653
Alliance Pharma PLC	10,916,365	9,320,803
Bond International Software PLC (a)(e)	899,666	12
Cineworld Group PLC	5,226,980	19,682,597
Close Brothers Group PLC	481,823	9,065,550
Countrywide PLC (a)	61,771,375	8,274,607
Diploma PLC	593,351	9,973,239
Elementis PLC	4,973,225	13,031,391
Essentra PLC	1,892,691	9,241,488
Indivior PLC (a)	1,927,100	4,639,473
Informa PLC	1,097,924	10,014,423
ITE Group PLC	12,845,930	9,359,211
James Fisher and Sons PLC	284,500	6,160,195
John Wood Group PLC	2,235,500	20,407,666
Knights Group Holdings PLC (a)(d)	3,797,900	9,077,384
LivaNova PLC (a)	196,600	22,017,234
Luxfer Holdings PLC sponsored	860,709	19,865,164
McColl's Retail Group PLC (d)	7,053,881	11,518,286
Mears Group PLC	2,897,612	13,148,233
Melrose Industries PLC	4,272,270	9,209,665
Micro Focus International PLC	1,195,040	18,525,769
Moneysupermarket.com Group PLC	3,472,579	13,018,562
PayPoint PLC	806,811	8,157,313
Sabre Insurance Group PLC (c)	2,916,015	9,839,941
Spectris PLC	417,791	11,449,399
Ten Entertainment Group PLC (d)	3,787,019	11,133,306
The Weir Group PLC	621,638	12,602,002
Topps Tiles PLC	6,514,169	5,237,312
Tullett Prebon PLC	3,629,226	13,452,742
Ultra Electronics Holdings PLC	373,197	6,859,553
Volution Group PLC	3,956,300	8,748,511

TOTAL UNITED KINGDOM		338,268,684

TOTAL COMMON STOCKS
(Cost $1,897,164,960)		1,881,715,693

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Banco ABC Brasil SA
(Cost $8,133,217)	2,035,858	8,845,848

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 2.23% (f)	63,608,475	63,621,197
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	17,020,322	17,022,024
TOTAL MONEY MARKET FUNDS
(Cost $80,634,414)		80,643,221
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,985,932,591)		1,971,204,762
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,926,534)
NET ASSETS - 100%		$1,967,278,228

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $112,022,875 or 5.7% of net assets.

 (d) Affiliated company

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,601,702
Fidelity Securities Lending Cash Central Fund	387,206
Total	$1,988,908

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genesis Land Development Corp.	$6,005,072	$672,245	$--	$697,316	$--	$(978,766)	$5,698,551
Kirindo Holdings Co. Ltd.	8,403,137	433,323	--	184,989	--	230,304	9,066,764
Knights Group Holdings PLC	--	7,376,799	--	--	--	1,700,585	9,077,384
McColl's Retail Group PLC	14,243,650	8,050,485	--	712,123	--	(10,775,849)	11,518,286
Ten Entertainment Group PLC	10,172,260	863,195	--	496,457	--	97,851	11,133,306
Total	$38,824,119	$17,396,047	$--	$2,090,885	$--	$(9,725,875)	$46,494,291

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$51,190,977	$51,190,977	$--	$--
Consumer Discretionary	279,600,386	265,676,983	13,923,403	--
Consumer Staples	198,322,291	198,322,291	--	--
Energy	76,238,527	76,238,527	--	--
Financials	273,275,017	257,999,368	15,275,649	--
Health Care	146,307,843	146,307,843	--	--
Industrials	384,606,116	384,606,116	--	--
Information Technology	163,468,753	136,356,723	27,112,017	13
Materials	184,792,903	174,834,911	9,957,991	1
Real Estate	116,971,766	116,971,766	--	--
Utilities	15,786,962	15,786,962	--	--
Money Market Funds	80,643,221	80,643,221	--	--
Total Investments in Securities:	$1,971,204,762	$1,904,935,688	$66,269,060	$14

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$19,940,948
Level 2 to Level 1	$326,046,864

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $16,054,694) — See accompanying schedule: Unaffiliated issuers (cost $1,858,794,155)	$1,844,067,250
Fidelity Central Funds (cost $80,634,414)	80,643,221
Other affiliated issuers (cost $46,504,022)	46,494,291
Total Investment in Securities (cost $1,985,932,591)		$1,971,204,762
Foreign currency held at value (cost $455,970)		455,547
Receivable for investments sold		3,395,293
Receivable for fund shares sold		9,716,162
Dividends receivable		6,167,155
Distributions receivable from Fidelity Central Funds		204,510
Prepaid expenses		4,247
Other receivables		70,119
Total assets		1,991,217,795
Liabilities
Payable for investments purchased	$1,921,485
Payable for fund shares redeemed	2,591,383
Accrued management fee	1,633,348
Distribution and service plan fees payable	61,100
Other affiliated payables	410,731
Other payables and accrued expenses	297,248
Collateral on securities loaned	17,024,272
Total liabilities		23,939,567
Net Assets		$1,967,278,228
Net Assets consist of:
Paid in capital		$1,904,983,681
Total distributable earnings (loss)		62,294,547
Net Assets		$1,967,278,228
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($80,395,428 ÷ 3,118,459 shares)		$25.78
Maximum offering price per share (100/94.25 of $25.78)		$27.35
Class M:
Net Asset Value and redemption price per share ($16,362,392 ÷ 638,668 shares)		$25.62
Maximum offering price per share (100/96.50 of $25.62)		$26.55
Class C:
Net Asset Value and offering price per share ($41,917,911 ÷ 1,692,433 shares)(a)		$24.77
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,256,192,753 ÷ 47,788,306 shares)		$26.29
Class I:
Net Asset Value, offering price and redemption price per share ($564,988,327 ÷ 21,359,197 shares)		$26.45
Class Z:
Net Asset Value, offering price and redemption price per share ($7,421,417 ÷ 280,503 shares)		$26.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends (including $2,090,885 earned from other affiliated issuers)		$62,918,743
Income from Fidelity Central Funds		1,988,908
Income before foreign taxes withheld		64,907,651
Less foreign taxes withheld		(5,717,603)
Total income		59,190,048
Expenses
Management fee
Basic fee	$17,682,860
Performance adjustment	1,960,527
Transfer agent fees	3,833,626
Distribution and service plan fees	729,435
Accounting and security lending fees	928,047
Custodian fees and expenses	603,520
Independent trustees' fees and expenses	10,371
Registration fees	192,729
Audit	103,621
Legal	4,880
Miscellaneous	12,544
Total expenses before reductions	26,062,160
Expense reductions	(245,370)
Total expenses after reductions		25,816,790
Net investment income (loss)		33,373,258
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,660,559
Fidelity Central Funds	(2,374)
Foreign currency transactions	(891,151)
Total net realized gain (loss)		76,767,034
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $37,498)	(312,871,323)
Fidelity Central Funds	20
Other affiliated issuers	(9,725,875)
Assets and liabilities in foreign currencies	(27,619)
Total change in net unrealized appreciation (depreciation)		(322,624,797)
Net gain (loss)		(245,857,763)
Net increase (decrease) in net assets resulting from operations		$(212,484,505)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,373,258	$18,356,208
Net realized gain (loss)	76,767,034	41,195,813
Change in net unrealized appreciation (depreciation)	(322,624,797)	258,657,737
Net increase (decrease) in net assets resulting from operations	(212,484,505)	318,209,758
Distributions to shareholders	(61,553,254)	–
Distributions to shareholders from net investment income	–	(14,393,212)
Distributions to shareholders from net realized gain	–	(12,478,859)
Total distributions	(61,553,254)	(26,872,071)
Share transactions - net increase (decrease)	477,734,571	480,792,049
Redemption fees	48,167	258,237
Total increase (decrease) in net assets	203,744,979	772,387,973
Net Assets
Beginning of period	1,763,533,249	991,145,276
End of period	$1,967,278,228	$1,763,533,249
Other Information
Undistributed net investment income end of period		$16,549,081

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.24	$23.81	$22.69	$24.98	$26.34
Income from Investment Operations
Net investment income (loss)A	.38	.29	.34	.27	.17
Net realized and unrealized gain (loss)	(2.87)	5.70	1.64	1.05	(.89)
Total from investment operations	(2.49)	5.99	1.98	1.32	(.72)
Distributions from net investment income	(.23)	(.28)	(.25)	(.16)	(.05)
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(.97)	(.57)	(.87)	(3.61)	(.65)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	.01
Net asset value, end of period	$25.78	$29.24	$23.81	$22.69	$24.98
Total ReturnC,D	(8.83)%	25.83%	9.11%	6.21%	(2.79)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.49%	1.55%	1.61%	1.59%	1.50%
Expenses net of fee waivers, if any	1.49%	1.55%	1.61%	1.58%	1.50%
Expenses net of all reductions	1.48%	1.55%	1.61%	1.58%	1.50%
Net investment income (loss)	1.33%	1.11%	1.50%	1.18%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$80,395	$63,459	$36,480	$28,238	$24,572
Portfolio turnover rateG	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.07	$23.65	$22.55	$24.81	$26.17
Income from Investment Operations
Net investment income (loss)A	.30	.21	.27	.21	.10
Net realized and unrealized gain (loss)	(2.86)	5.69	1.63	1.04	(.87)
Total from investment operations	(2.56)	5.90	1.90	1.25	(.77)
Distributions from net investment income	(.15)	(.19)	(.19)	(.06)	–
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(.89)	(.48)	(.81)	(3.51)	(.60)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	.01
Net asset value, end of period	$25.62	$29.07	$23.65	$22.55	$24.81
Total ReturnC,D	(9.10)%	25.47%	8.79%	5.90%	(3.00)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.84%	1.90%	1.87%	1.77%
Expenses net of fee waivers, if any	1.77%	1.84%	1.90%	1.86%	1.77%
Expenses net of all reductions	1.76%	1.84%	1.90%	1.86%	1.76%
Net investment income (loss)	1.05%	.82%	1.21%	.90%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$16,362	$18,148	$13,331	$12,400	$12,296
Portfolio turnover rateG	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.21	$22.97	$21.96	$24.27	$25.68
Income from Investment Operations
Net investment income (loss)A	.16	.08	.16	.09	(.02)
Net realized and unrealized gain (loss)	(2.76)	5.53	1.59	1.02	(.85)
Total from investment operations	(2.60)	5.61	1.75	1.11	(.87)
Distributions from net investment income	(.10)	(.08)	(.13)	–	–
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.42)	(.55)
Total distributions	(.84)	(.37)	(.75)	(3.42)	(.55)
Redemption fees added to paid in capitalA	–B	–B	.01	–B	.01
Net asset value, end of period	$24.77	$28.21	$22.97	$21.96	$24.27
Total ReturnC,D	(9.51)%	24.85%	8.26%	5.37%	(3.43)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.24%	2.33%	2.40%	2.36%	2.23%
Expenses net of fee waivers, if any	2.24%	2.33%	2.40%	2.35%	2.22%
Expenses net of all reductions	2.23%	2.32%	2.39%	2.35%	2.22%
Net investment income (loss)	.58%	.33%	.71%	.41%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$41,918	$26,005	$12,187	$11,359	$12,576
Portfolio turnover rateG	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.77	$24.23	$23.06	$25.34	$26.67
Income from Investment Operations
Net investment income (loss)A	.48	.37	.40	.34	.25
Net realized and unrealized gain (loss)	(2.93)	5.79	1.67	1.07	(.90)
Total from investment operations	(2.45)	6.16	2.07	1.41	(.65)
Distributions from net investment income	(.29)	(.34)	(.29)	(.24)	(.09)
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(1.03)	(.63)	(.91)	(3.69)	(.69)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	.01
Net asset value, end of period	$26.29	$29.77	$24.23	$23.06	$25.34
Total ReturnC	(8.54)%	26.18%	9.39%	6.53%	(2.48)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.20%	1.25%	1.34%	1.31%	1.21%
Expenses net of fee waivers, if any	1.20%	1.25%	1.34%	1.31%	1.20%
Expenses net of all reductions	1.19%	1.24%	1.33%	1.31%	1.20%
Net investment income (loss)	1.62%	1.41%	1.77%	1.45%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$1,256,193	$1,418,452	$906,420	$811,534	$842,031
Portfolio turnover rateF	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.97	$24.42	$23.24	$25.34	$26.67
Income from Investment Operations
Net investment income (loss)A	.47	.38	.41	.36	.29
Net realized and unrealized gain (loss)	(2.95)	5.82	1.69	1.07	(.90)
Total from investment operations	(2.48)	6.20	2.10	1.43	(.61)
Distributions from net investment income	(.30)	(.37)	(.31)	(.08)	(.13)
Distributions from net realized gain	(.74)	(.29)	(.62)	(3.45)	(.60)
Total distributions	(1.04)	(.66)	(.93)	(3.53)	(.73)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	.01
Net asset value, end of period	$26.45	$29.97	$24.42	$23.24	$25.34
Total ReturnC	(8.58)%	26.17%	9.43%	6.60%	(2.35)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.21%	1.28%	1.31%	1.24%	1.08%
Expenses net of fee waivers, if any	1.21%	1.28%	1.31%	1.23%	1.08%
Expenses net of all reductions	1.20%	1.27%	1.31%	1.23%	1.08%
Net investment income (loss)	1.61%	1.39%	1.80%	1.53%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$564,988	$237,469	$22,727	$10,070	$8,092
Portfolio turnover rateF	25%	22%	29%	36%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$28.78
Income from Investment Operations
Net investment income (loss)B	.03
Net realized and unrealized gain (loss)	(2.35)
Total from investment operations	(2.32)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$26.46
Total ReturnC,D	(8.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%G
Expenses net of fee waivers, if any	1.15%G
Expenses net of all reductions	1.14%G
Net investment income (loss)	2.01%G
Supplemental Data
Net assets, end of period (000 omitted)	$7,421
Portfolio turnover rateH	25%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$257,072,862
Gross unrealized depreciation	(296,626,117)
Net unrealized appreciation (depreciation)	$(39,553,255)
Tax Cost	$2,010,758,017

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$28,180,749
Undistributed long-term capital gain	$73,826,639
Net unrealized appreciation (depreciation) on securities and other investments	$(39,675,343)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$36,178,814	$ 16,336,287
Long-term Capital Gains	25,374,442	10,535,784
Total	$61,553,256	$ 26,872,071

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $956,567,607 and $490,410,440, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .93% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$200,038	$18,213
Class M	.25%	.25%	99,816	1,749
Class C	.75%	.25%	429,581	185,656
			$729,435	$205,618

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$71,485
Class M	7,085
Class C(a)	15,967
$94,537

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$174,321.22
Class M	49,489.25
Class C	96,452.22
International Small Cap	2,616,004.18
Class I	897,331.19
Class Z	29	.03(a)
	$3,833,626

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,325 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,622 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds Total security lending income during the period amounted to $387,206, including $65 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $226,649 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $488.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $18,233.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$2,150,704	$–
Class M	588,707	–
Class C	853,838	–
International Small Cap	49,080,231	–
Class I	8,879,774	–
Total	$61,553,254	$–
From net investment income
Class A	$–	$440,395
Class M	–	105,144
Class C	–	42,573
International Small Cap	–	13,342,577
Class I	–	462,523
Total	$–	$14,393,212
From net realized gain
Class A	$–	$461,138
Class M	–	163,369
Class C	–	151,895
International Small Cap	–	11,341,189
Class I	–	361,268
Total	$–	$12,478,859

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	1,993,812	1,346,483	$57,935,672	$35,353,222
Reinvestment of distributions	72,621	38,390	2,060,979	881,445
Shares redeemed	(1,118,217)	(746,471)	(32,145,224)	(18,879,894)
Net increase (decrease)	948,216	638,402	$27,851,427	$17,354,773
Class M
Shares sold	265,293	165,476	$7,711,211	$4,273,457
Reinvestment of distributions	20,707	11,602	585,586	265,460
Shares redeemed	(271,709)	(116,364)	(7,811,190)	(2,968,272)
Net increase (decrease)	14,291	60,714	$485,607	$1,570,645
Class C
Shares sold	1,115,556	554,853	$31,833,791	$14,330,189
Reinvestment of distributions	30,679	8,175	842,145	182,379
Shares redeemed	(375,660)	(171,623)	(10,374,137)	(4,225,035)
Net increase (decrease)	770,575	391,405	$22,301,799	$10,287,533
International Small Cap
Shares sold	16,219,665	20,105,455	$484,453,648	$528,374,537
Reinvestment of distributions	1,616,727	1,029,746	46,674,910	24,013,687
Shares redeemed	(17,690,156)	(10,901,622)	(519,774,089)	(292,534,899)
Net increase (decrease)	146,236	10,233,579	$11,354,469	$259,853,325
Class I
Shares sold	19,548,705	7,788,345	$583,254,206	$213,872,926
Reinvestment of distributions	286,614	29,052	8,326,151	682,131
Shares redeemed	(6,400,003)	(824,089)	(183,131,200)	(22,829,284)
Net increase (decrease)	13,435,316	6,993,308	$408,449,157	$191,725,773
Class Z
Shares sold	280,979	–	$7,304,519	$–
Shares redeemed	(476)	–	(12,407)	–
Net increase (decrease)	280,503	–	$7,292,112	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, International Small Cap and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.47%
Actual		$1,000.00	$870.10	$6.93-B
Hypothetical-C		$1,000.00	$1,017.80	$7.48-D
Class M	1.75%
Actual		$1,000.00	$868.80	$8.24-B
Hypothetical-C		$1,000.00	$1,016.38	$8.89-D
Class C	2.24%
Actual		$1,000.00	$866.70	$10.54-B
Hypothetical-C		$1,000.00	$1,013.91	$11.37-D
International Small Cap	1.18%
Actual		$1,000.00	$871.40	$5.57-B
Hypothetical-C		$1,000.00	$1,019.26	$6.01-D
Class I	1.21%
Actual		$1,000.00	$871.20	$5.71-B
Hypothetical-C		$1,000.00	$1,019.11	$6.16-D
Class Z	1.15%
Actual		$1,000.00	$919.40	$.91-B
Hypothetical-C		$1,000.00	$1,019.41	$5.85-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, International Small Cap and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/10/18	12/07/18	$0.381	$1.002
Class M	12/10/18	12/07/18	$0.274	$1.002
Class C	12/10/18	12/07/18	$0.166	$1.002
Fidelity International Small Cap	12/10/18	12/07/18	$0.452	$1.002
Class I	12/10/18	12/07/18	$0.459	$1.002
Class Z	12/10/18	12/07/18	$0.504	$1.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $83,998,263, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 79%; Class M designates 91%; Class C designates 100%; Fidelity International Small Cap designates 72%; and Class I designates 70%; of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/11/17	$0.4967	$0.0578
Class M	12/11/17	$0.4316	$0.0578
Class C	12/11/17	$0.3921	$0.0578
Fidelity International Small Cap	12/11/17	$0.5478	$0.0578
Class I	12/11/17	$0.5577	$0.0578

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Small Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ISC-ANN-1218
1.793585.115

Fidelity Advisor® International Small Cap Opportunities Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Small Cap Opportunities Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(9.97)%	4.70%	11.28%
Class M (incl. 3.50% sales charge)	(8.08)%	4.88%	11.24%
Class C (incl. contingent deferred sales charge)	(6.12)%	5.12%	11.11%
Class I	(4.21)%	6.25%	12.27%
Class Z	(4.21)%	6.25%	12.27%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$29,131	Fidelity Advisor® International Small Cap Opportunities Fund - Class A
$30,168	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -4% to -5%, outpacing the -7.68% return of the benchmark MSCI EAFE Small Cap Index. Versus the benchmark, security selection within Japan was by far the biggest contributor, followed by Germany. My choices among emerging markets also helped our relative result, particularly South Africa. Conversely, picks in a number of Scandanavian countries, including Sweden and Denmark, hampered the portfolio's performance versus the benchmark, as did an underweighting in Australia. A number of Japanese holdings helped the fund top the benchmark this period. This included a sizable out-of-benchmark stake in technology service management company OBIC, our largest individual relative contributor which continued to execute well during the period. In addition, it helped to hold a non-benchmark position in Workman, the leading workwear retailer in Japan. Workman's share price benefited from strong sales trends this period. Also contributing was an overweighting in Lasertec, a Japan-based maker of semiconductor inspection systems that gained roughly 33% the past 12 months. Lastly, I'll note that the fund's stake in cash – representing about 4% of assets, on average – helped our relative result in a down market. Conversely, the fund's biggest detractor was Nabtesco, a maker of gearboxes and machinery. Our non-benchmark holdings returned -43% this period, as the company was held back by economic weakness in China, its second-largest market. Untimely ownership of gaming software company Playtech also detracted, as its shares declined amid deterioration of the firm's pricing power, as well as heightened competition. Playtech was not held at period end. Lastly, Swedish light-fixture maker Fagerhult, another non-benchmark holding, returned about -31% and weighed on the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	33.8%
United Kingdom	16.1%
United States of America*	12.7%
Germany	5.3%
Sweden	4.7%
France	2.8%
Denmark	2.6%
Israel	2.5%
Netherlands	2.2%
Other	17.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Investment Companies	92.9
Short-Term Investments and Net Other Assets (Liabilities)	7.1

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.3
OBIC Co. Ltd. (Japan, IT Services)	2.2
Azbil Corp. (Japan, Electronic Equipment & Components)	2.1
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.1
CompuGroup Medical AG (Germany, Health Care Technology)	2.0
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.8
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	1.8
KBC Ancora (Belgium, Diversified Financial Services)	1.6
OSG Corp. (Japan, Machinery)	1.6
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.6
19.1

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	22.9
Health Care	13.0
Information Technology	12.2
Consumer Discretionary	8.9
Consumer Staples	8.0
Materials	6.7
Media & Entertainment	6.5
Financials	5.0
Real Estate	4.2
Energy	2.1

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value
Australia - 1.8%
Accent Group Ltd.	2,858,149	$2,519,878
Adelaide Brighton Ltd.	909,157	3,650,457
Beacon Lighting Group Ltd.	2,785,250	2,731,739
DuluxGroup Ltd.	1,827,588	9,577,128
Imdex Ltd. (a)	3,540,102	2,882,962
Quintis Ltd. (a)(b)(c)	2,011,191	14

TOTAL AUSTRALIA		21,362,178

Austria - 0.7%
Andritz AG	160,500	8,318,725
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (d)	1,483,779	5,119,038
Belgium - 1.6%
KBC Ancora	420,056	19,430,709
Bermuda - 0.5%
Vostok New Ventures Ltd. (depositary receipt) (a)	701,789	5,337,527
Canada - 1.4%
McCoy Global, Inc. (a)	633,615	553,502
New Look Vision Group, Inc.	227,200	5,565,878
Pason Systems, Inc.	351,800	5,309,937
PrairieSky Royalty Ltd.	182,700	2,775,647
ShawCor Ltd. Class A	164,900	2,991,236

TOTAL CANADA		17,196,200

Cayman Islands - 0.3%
Value Partners Group Ltd.	4,315,000	3,202,431
Denmark - 2.6%
Jyske Bank A/S (Reg.)	233,352	9,540,405
Netcompany Group A/S	99,726	3,298,260
Scandinavian Tobacco Group A/S (d)	195,906	2,972,689
SimCorp A/S	93,500	7,203,882
Spar Nord Bank A/S	1,030,077	8,538,494

TOTAL DENMARK		31,553,730

Finland - 0.4%
Tikkurila Oyj (b)	330,959	4,505,826
France - 2.8%
Elis SA	838,942	16,942,559
Laurent-Perrier Group SA	51,163	5,250,249
Vetoquinol SA	117,184	6,570,059
Virbac SA (a)	26,852	4,312,694

TOTAL FRANCE		33,075,561

Germany - 4.3%
CompuGroup Medical AG	429,921	24,347,501
CTS Eventim AG	282,693	10,617,574
Nexus AG	291,358	7,953,160
WashTec AG	111,625	8,610,023

TOTAL GERMANY		51,528,258

Greece - 0.3%
Motor Oil (HELLAS) Corinth Refineries SA	161,800	3,830,192
India - 0.2%
Jyothy Laboratories Ltd.	917,276	2,347,760
Ireland - 1.1%
FBD Holdings PLC	243,128	2,960,323
James Hardie Industries PLC CDI	775,840	10,323,434

TOTAL IRELAND		13,283,757

Israel - 2.5%
Azrieli Group	59,105	2,869,568
Ituran Location & Control Ltd.	460,008	15,695,473
Strauss Group Ltd.	513,644	11,271,626

TOTAL ISRAEL		29,836,667

Italy - 1.4%
Interpump Group SpA	588,277	16,990,955
Japan - 33.8%
Ai Holdings Corp.	202,400	3,863,780
Aoki Super Co. Ltd.	165,000	3,861,967
Artnature, Inc.	511,600	3,006,078
Aucnet, Inc.	212,251	2,225,311
Azbil Corp.	1,367,800	25,480,707
Broadleaf Co. Ltd.	561,100	3,242,232
Central Automotive Products Ltd.	135,400	1,841,973
Century21 Real Estate Japan Ltd.	66,500	726,676
Coca-Cola West Co. Ltd.	137,475	3,600,289
Daiichikosho Co. Ltd.	302,000	13,917,667
Daikokutenbussan Co. Ltd.	205,900	7,700,607
Funai Soken Holdings, Inc.	373,550	7,922,233
GCA Savvian Group Corp.	555,461	4,450,186
Goldcrest Co. Ltd.	624,130	9,762,835
Iwatsuka Confectionary Co. Ltd.	21,400	835,441
Kobayashi Pharmaceutical Co. Ltd.	128,400	8,420,791
Koshidaka Holdings Co. Ltd.	1,035,300	12,047,227
Kusuri No Aoki Holdings Co. Ltd.	122,800	8,815,350
Lasertec Corp.	469,072	13,469,165
Medikit Co. Ltd.	111,100	6,006,204
Miroku Jyoho Service Co., Ltd.	177,200	3,345,026
Misumi Group, Inc.	464,650	9,331,297
Mitsuboshi Belting Ltd.	132,000	3,241,654
Nabtesco Corp.	464,100	10,233,357
Nagaileben Co. Ltd.	619,500	13,912,465
Nakano Refrigerators Co. Ltd.	86,300	4,611,947
ND Software Co. Ltd.	97,942	1,092,826
Nihon Parkerizing Co. Ltd.	1,562,000	18,868,312
NS Tool Co. Ltd.	156,800	3,688,104
OBIC Co. Ltd.	295,300	26,903,744
OSG Corp.	935,300	19,346,747
Paramount Bed Holdings Co. Ltd.	366,400	15,440,528
ProNexus, Inc.	472,400	4,592,749
San-Ai Oil Co. Ltd.	992,400	10,721,280
SHO-BOND Holdings Co. Ltd.	302,800	21,575,859
Shoei Co. Ltd.	400,626	15,640,161
SK Kaken Co. Ltd.	19,200	8,142,154
Software Service, Inc.	93,800	7,066,070
Techno Medica Co. Ltd.	80,791	1,485,005
The Monogatari Corp.	63,400	5,663,775
TKC Corp.	193,600	7,377,853
Tocalo Co. Ltd.	483,100	4,200,125
USS Co. Ltd.	966,500	17,448,137
Welcia Holdings Co. Ltd.	166,700	8,509,700
Workman Co. Ltd. (b)	148,800	9,415,802
Yamada Consulting Group Co. Ltd.	395,500	9,116,812
Yamato Kogyo Co. Ltd.	127,700	3,361,271

TOTAL JAPAN		405,529,479

Korea (South) - 0.9%
BGF Retail Co. Ltd.	51,926	7,668,301
Leeno Industrial, Inc.	52,428	2,752,355

TOTAL KOREA (SOUTH)		10,420,656

Mexico - 0.2%
Consorcio ARA S.A.B. de CV	8,852,578	2,348,979
Netherlands - 2.2%
Aalberts Industries NV	416,901	15,322,985
Takeaway.com Holding BV (a)(d)	99,887	5,883,125
VastNed Retail NV	118,002	4,677,924

TOTAL NETHERLANDS		25,884,034

Norway - 1.3%
Kongsberg Gruppen ASA (b)	578,373	9,509,419
Skandiabanken ASA (d)	623,200	6,209,969

TOTAL NORWAY		15,719,388

Philippines - 0.6%
Jollibee Food Corp.	1,309,740	6,764,756
South Africa - 0.9%
Clicks Group Ltd.	877,329	11,180,332
Spain - 2.0%
Merlin Properties Socimi SA	538,500	6,758,047
Prosegur Compania de Seguridad SA (Reg.)	2,966,290	16,489,743

TOTAL SPAIN		23,247,790

Sweden - 4.7%
Addlife AB	288,572	6,622,132
AddTech AB (B Shares)	606,043	12,384,240
Fagerhult AB (b)	935,139	8,215,926
Lagercrantz Group AB (B Shares)	919,775	9,055,881
Loomis AB (B Shares)	334,600	10,347,530
Saab AB (B Shares)	257,900	10,106,155

TOTAL SWEDEN		56,731,864

Switzerland - 0.9%
Tecan Group AG	49,820	11,238,747
Taiwan - 0.4%
Addcn Technology Co. Ltd.	638,435	4,969,650
United Kingdom - 16.1%
Alliance Pharma PLC	6,290,137	5,370,755
Ascential PLC	2,376,876	11,447,647
Avon Rubber PLC	283,700	4,351,504
Cineworld Group PLC	1,353,500	5,096,709
Dechra Pharmaceuticals PLC	725,909	21,210,808
DP Poland PLC (a)	7,057,200	2,435,539
Elementis PLC	5,102,137	13,369,181
Great Portland Estates PLC	1,151,542	10,269,453
Hilton Food Group PLC	315,326	3,716,118
Howden Joinery Group PLC	755,700	4,531,205
Informa PLC	1,684,956	15,368,880
InterContinental Hotel Group PLC ADR	72,195	3,881,203
ITE Group PLC	7,952,093	5,793,688
Rightmove PLC	1,627,470	9,405,770
Shaftesbury PLC	1,287,173	14,758,023
Spectris PLC	912,878	25,017,064
Spirax-Sarco Engineering PLC	331,991	27,455,503
Topps Tiles PLC	3,398,115	2,732,043
Ultra Electronics Holdings PLC	358,458	6,588,643

TOTAL UNITED KINGDOM		192,799,736

United States of America - 2.2%
Autoliv, Inc. (b)	31,300	2,608,542
Martin Marietta Materials, Inc.	23,820	4,079,890
Mohawk Industries, Inc. (a)	14,300	1,783,639
PriceSmart, Inc.	118,574	8,317,966
ResMed, Inc.	54,495	5,772,110
Veoneer, Inc. (a)(b)	124,900	4,194,142

TOTAL UNITED STATES OF AMERICA		26,756,289

TOTAL COMMON STOCKS
(Cost $895,549,541)		1,060,511,214

Nonconvertible Preferred Stocks - 1.0%
Germany - 1.0%
Sartorius AG (non-vtg.)
(Cost $2,418,851)	85,180	12,349,328

Investment Companies - 3.4%
United States of America - 3.4%
iShares MSCI EAFE Small-Cap ETF
(Cost $47,211,212)	715,000	40,218,744

Money Market Funds - 7.1%
Fidelity Cash Central Fund, 2.23% (e)	74,075,591	74,090,406
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	11,458,043	11,459,189
TOTAL MONEY MARKET FUNDS
(Cost $85,549,595)		85,549,595
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,030,729,199)		1,198,628,881
NET OTHER ASSETS (LIABILITIES) - 0.0%		309,571
NET ASSETS - 100%		$1,198,938,452

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,184,821 or 1.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$961,001
Fidelity Securities Lending Cash Central Fund	112,732
Total	$1,073,733

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$76,617,585	$76,617,585	$--	$--
Consumer Discretionary	107,731,849	107,731,849	--	--
Consumer Staples	97,475,264	97,475,264	--	--
Energy	26,181,794	26,181,794	--	--
Financials	59,670,044	59,670,044	--	--
Health Care	155,869,430	155,869,430	--	--
Industrials	274,025,999	274,025,999	--	--
Information Technology	146,705,422	146,705,422	--	--
Materials	78,760,629	78,760,615	--	14
Real Estate	49,822,526	49,822,526	--	--
Investment Companies	40,218,744	40,218,744	--	--
Money Market Funds	85,549,595	85,549,595	--	--
Total Investments in Securities:	$1,198,628,881	$1,198,628,867	$--	$14

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$374,431,502

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Industrials
Beginning Balance	$16,532,055
Net Realized Gain (Loss) on Investment Securities	(2,430,489)
Net Unrealized Gain (Loss) on Investment Securities	(2,765,044)
Cost of Purchases	4,642,612
Proceeds of Sales	(15,979,134)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$--
Other Investments in Securities
Beginning Balance	$454,083
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(454,069)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$14
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(454,069)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $11,123,160) — See accompanying schedule: Unaffiliated issuers (cost $945,179,604)	$1,113,079,286
Fidelity Central Funds (cost $85,549,595)	85,549,595
Total Investment in Securities (cost $1,030,729,199)		$1,198,628,881
Foreign currency held at value (cost $13,529)		13,529
Receivable for investments sold		3,747,500
Receivable for fund shares sold		8,403,412
Dividends receivable		4,488,172
Distributions receivable from Fidelity Central Funds		163,283
Prepaid expenses		2,548
Other receivables		31,785
Total assets		1,215,479,110
Liabilities
Payable for investments purchased	$2,223,374
Payable for fund shares redeemed	1,334,350
Accrued management fee	880,035
Distribution and service plan fees payable	27,073
Other affiliated payables	282,523
Other payables and accrued expenses	332,881
Collateral on securities loaned	11,460,422
Total liabilities		16,540,658
Net Assets		$1,198,938,452
Net Assets consist of:
Paid in capital		$1,012,690,294
Total distributable earnings (loss)		186,248,158
Net Assets		$1,198,938,452
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,164,371 ÷ 2,375,836 shares)		$17.33
Maximum offering price per share (100/94.25 of $17.33)		$18.39
Class M:
Net Asset Value and redemption price per share ($13,245,166 ÷ 771,565 shares)		$17.17
Maximum offering price per share (100/96.50 of $17.17)		$17.79
Class C:
Net Asset Value and offering price per share ($14,461,134 ÷ 866,658 shares)(a)		$16.69
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($965,482,329 ÷ 55,069,955 shares)		$17.53
Class I:
Net Asset Value, offering price and redemption price per share ($159,968,400 ÷ 9,137,598 shares)		$17.51
Class Z:
Net Asset Value, offering price and redemption price per share ($4,617,052 ÷ 263,741 shares)		$17.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$27,145,284
Income from Fidelity Central Funds		1,073,733
Income before foreign taxes withheld		28,219,017
Less foreign taxes withheld		(2,495,312)
Total income		25,723,705
Expenses
Management fee
Basic fee	$10,686,972
Performance adjustment	(145,341)
Transfer agent fees	2,545,974
Distribution and service plan fees	358,147
Accounting and security lending fees	581,030
Custodian fees and expenses	183,996
Independent trustees' fees and expenses	6,307
Registration fees	115,350
Audit	69,609
Legal	3,981
Miscellaneous	8,475
Total expenses before reductions	14,414,500
Expense reductions	(83,719)
Total expenses after reductions		14,330,781
Net investment income (loss)		11,392,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,569,977
Fidelity Central Funds	(1,739)
Foreign currency transactions	(97,551)
Total net realized gain (loss)		25,470,687
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $205,432)	(105,461,299)
Fidelity Central Funds	647
Assets and liabilities in foreign currencies	(46,473)
Total change in net unrealized appreciation (depreciation)		(105,507,125)
Net gain (loss)		(80,036,438)
Net increase (decrease) in net assets resulting from operations		$(68,643,514)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,392,924	$9,131,889
Net realized gain (loss)	25,470,687	41,561,179
Change in net unrealized appreciation (depreciation)	(105,507,125)	187,420,991
Net increase (decrease) in net assets resulting from operations	(68,643,514)	238,114,059
Distributions to shareholders	(23,288,503)	–
Distributions to shareholders from net investment income	–	(10,624,038)
Distributions to shareholders from net realized gain	–	(2,566,511)
Total distributions	(23,288,503)	(13,190,549)
Share transactions - net increase (decrease)	138,801,633	(108,646,188)
Redemption fees	14,959	188,947
Total increase (decrease) in net assets	46,884,575	116,466,269
Net Assets
Beginning of period	1,152,053,877	1,035,587,608
End of period	$1,198,938,452	$1,152,053,877
Other Information
Undistributed net investment income end of period		$8,057,934

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.47	$14.82	$14.75	$13.65	$13.68
Income from Investment Operations
Net investment income (loss)A	.12	.10	.09	.06	.05
Net realized and unrealized gain (loss)	(.92)	3.71	.10	1.11	.05
Total from investment operations	(.80)	3.81	.19	1.17	.10
Distributions from net investment income	(.09)	(.12)	(.05)	(.05)	(.06)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.34)B	(.16)	(.12)	(.07)	(.13)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$17.33	$18.47	$14.82	$14.75	$13.65
Total ReturnE,F	(4.48)%	26.00%	1.30%	8.62%	.78%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.43%	1.45%	1.52%	1.63%
Expenses net of fee waivers, if any	1.38%	1.43%	1.45%	1.52%	1.63%
Expenses net of all reductions	1.37%	1.43%	1.45%	1.51%	1.63%
Net investment income (loss)	.65%	.61%	.62%	.38%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$41,164	$41,324	$45,151	$42,289	$25,041
Portfolio turnover rateI	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.243 per share.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.32	$14.68	$14.62	$13.53	$13.56
Income from Investment Operations
Net investment income (loss)A	.07	.05	.04	.01	.01
Net realized and unrealized gain (loss)	(.92)	3.69	.10	1.11	.06
Total from investment operations	(.85)	3.74	.14	1.12	.07
Distributions from net investment income	(.06)	(.06)	(.01)	(.01)	(.02)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.30)	(.10)	(.08)	(.03)	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.17	$18.32	$14.68	$14.62	$13.53
Total ReturnC,D	(4.74)%	25.63%	.95%	8.27%	.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.67%	1.73%	1.77%	1.80%	1.89%
Expenses net of fee waivers, if any	1.67%	1.73%	1.77%	1.80%	1.89%
Expenses net of all reductions	1.66%	1.73%	1.77%	1.80%	1.89%
Net investment income (loss)	.36%	.31%	.30%	.10%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$13,245	$14,422	$12,308	$13,296	$9,913
Portfolio turnover rateG	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.84	$14.27	$14.26	$13.23	$13.28
Income from Investment Operations
Net investment income (loss)A	(.02)	(.03)	(.03)	(.05)	(.06)
Net realized and unrealized gain (loss)	(.89)	3.60	.09	1.08	.06
Total from investment operations	(.91)	3.57	.06	1.03	–
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.24)	–	(.05)	–	(.05)
Total distributions	(.24)	–	(.05)	–	(.05)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.69	$17.84	$14.27	$14.26	$13.23
Total ReturnC,D	(5.19)%	25.02%	.44%	7.79%	.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.22%	2.26%	2.27%	2.38%
Expenses net of fee waivers, if any	2.15%	2.22%	2.26%	2.27%	2.38%
Expenses net of all reductions	2.14%	2.21%	2.25%	2.26%	2.38%
Net investment income (loss)	(.12)%	(.17)%	(.19)%	(.36)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,461	$14,547	$12,625	$17,370	$8,438
Portfolio turnover rateG	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.69	$15.00	$14.91	$13.80	$13.82
Income from Investment Operations
Net investment income (loss)A	.18	.15	.13	.10	.09
Net realized and unrealized gain (loss)	(.95)	3.75	.11	1.12	.06
Total from investment operations	(.77)	3.90	.24	1.22	.15
Distributions from net investment income	(.15)	(.17)	(.08)	(.09)	(.09)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.39)	(.21)	(.15)	(.11)	(.17)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.53	$18.69	$15.00	$14.91	$13.80
Total ReturnC	(4.25)%	26.39%	1.58%	8.92%	1.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.13%	1.17%	1.23%	1.30%
Expenses net of fee waivers, if any	1.10%	1.13%	1.17%	1.22%	1.30%
Expenses net of all reductions	1.09%	1.13%	1.16%	1.22%	1.30%
Net investment income (loss)	.93%	.91%	.90%	.68%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$965,482	$916,882	$809,952	$762,563	$584,253
Portfolio turnover rateF	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.66	$14.99	$14.91	$13.81	$13.83
Income from Investment Operations
Net investment income (loss)A	.18	.15	.13	.10	.08
Net realized and unrealized gain (loss)	(.94)	3.74	.10	1.13	.07
Total from investment operations	(.76)	3.89	.23	1.23	.15
Distributions from net investment income	(.15)	(.18)	(.08)	(.11)	(.09)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.39)	(.22)	(.15)	(.13)	(.17)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.51	$18.66	$14.99	$14.91	$13.81
Total ReturnC	(4.21)%	26.34%	1.56%	8.98%	1.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.12%	1.14%	1.16%	1.19%	1.36%
Expenses net of fee waivers, if any	1.12%	1.14%	1.16%	1.19%	1.36%
Expenses net of all reductions	1.11%	1.14%	1.16%	1.18%	1.36%
Net investment income (loss)	.91%	.90%	.91%	.71%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$159,968	$164,878	$155,551	$120,723	$29,822
Portfolio turnover rateF	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$19.11
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	(1.60)
Total from investment operations	(1.60)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$17.51
Total ReturnD,E	(8.37)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%H
Expenses net of fee waivers, if any	1.03%H
Expenses net of all reductions	1.02%H
Net investment income (loss)	.16%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,617
Portfolio turnover rateI	19%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$252,708,344
Gross unrealized depreciation	(98,145,275)
Net unrealized appreciation (depreciation)	$154,563,069
Tax Cost	$1,044,065,812

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,992,475
Undistributed long-term capital gain	$19,946,356
Net unrealized appreciation (depreciation) on securities and other investments	$154,514,759

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$23,288,503	$ 13,190,549

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $323,088,886 and $231,920,121, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$114,904	$4,506
Class M	.25%	.25%	76,670	1,966
Class C	.75%	.25%	166,573	24,547
			$358,147	$31,019

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,917
Class M	4,238
Class C(a)	4,114
$30,269

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$103,952.23
Class M	40,173.26
Class C	40,793.24
International Small Cap Opportunities	1,948,710.19
Class I	412,319.21
Class Z	27	.04(a)
	$2,545,974

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $508 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,732, including $171 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $71,803 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $372.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,544.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$756,833	$–
Class M	237,606	–
Class C	199,761	–
International Small Cap Opportunities	18,505,353	–
Class I	3,588,950	–
Total	$23,288,503	$–
From net investment income
Class A	$–	$345,589
Class M	–	44,101
International Small Cap Opportunities	–	8,436,166
Class I	–	1,798,182
Total	$–	$10,624,038
From net realized gain
Class A	$–	$117,149
Class M	–	32,073
International Small Cap Opportunities	–	2,008,611
Class I	–	408,678
Total	$–	$2,566,511

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	659,827	617,618	$12,815,405	$9,892,785
Reinvestment of distributions	39,412	30,743	734,649	441,465
Shares redeemed	(560,866)	(1,457,378)	(10,795,406)	(22,890,236)
Net increase (decrease)	138,373	(809,017)	$2,754,648	$(12,555,986)
Class M
Shares sold	195,023	184,978	$3,737,868	$3,117,188
Reinvestment of distributions	12,748	5,229	235,975	74,674
Shares redeemed	(223,377)	(241,247)	(4,246,469)	(3,797,029)
Net increase (decrease)	(15,606)	(51,040)	$(272,626)	$(605,167)
Class C
Shares sold	289,466	166,898	$5,517,711	$2,711,727
Reinvestment of distributions	10,900	–	196,970	–
Shares redeemed	(248,989)	(236,034)	(4,607,733)	(3,599,444)
Net increase (decrease)	51,377	(69,136)	$1,106,948	$(887,717)
International Small Cap Opportunities
Shares sold	18,665,452	8,291,089	$367,097,669	$139,007,305
Reinvestment of distributions	814,355	594,332	15,335,912	8,611,863
Shares redeemed	(13,474,898)	(13,816,436)	(259,980,891)	(218,659,907)
Net increase (decrease)	6,004,909	(4,931,015)	$122,452,690	$(71,040,739)
Class I
Shares sold	5,599,350	4,860,065	$109,721,452	$80,212,539
Reinvestment of distributions	153,156	138,286	2,881,165	2,000,992
Shares redeemed	(5,449,347)	(6,539,728)	(104,456,236)	(105,770,110)
Net increase (decrease)	303,159	(1,541,377)	$8,146,381	$(23,556,579)
Class Z
Shares sold	265,126	–	$4,637,404	$–
Shares redeemed	(1,385)	–	(23,812)	–
Net increase (decrease)	263,741	–	$4,613,592	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, International Small Cap Opportunities and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.36%
Actual		$1,000.00	$873.90	$6.42-B
Hypothetical-C		$1,000.00	$1,018.35	$6.92-D
Class M	1.65%
Actual		$1,000.00	$872.90	$7.79-B
Hypothetical-C		$1,000.00	$1,016.89	$8.39-D
Class C	2.13%
Actual		$1,000.00	$870.60	$10.04-B
Hypothetical-C		$1,000.00	$1,014.47	$10.82-D
International Small Cap Opportunities	1.09%
Actual		$1,000.00	$875.20	$5.15-B
Hypothetical-C		$1,000.00	$1,019.71	$5.55-D
Class I	1.11%
Actual		$1,000.00	$875.10	$5.25-B
Hypothetical-C		$1,000.00	$1,019.61	$5.65-D
Class Z	1.03%
Actual		$1,000.00	$916.30	$.81-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, International Small Cap Opportunities and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Opportunities Fund
Class A	12/10/18	12/07/18	$0.113	$0.313
Class M	12/10/18	12/07/18	$0.057	$0.313
Class C	12/10/18	12/07/18	$0.000	$0.293
International Small Cap Opportunities	12/10/18	12/07/18	$0.170	$0.313
Class I	12/10/18	12/07/18	$0.162	$0.313
Class Z	12/10/18	12/07/18	$0.204	$0.313

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $19,946,356, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	International Small Cap Opportunities	Class I
Fidelity International Small Cap Opportunities Fund
December 08, 2017	1%	1%	1%	1%	1%
December 28, 2017	–	–	–	9%	9%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	International Small Cap Opportunities	Class I
Fidelity International Small Cap Opportunities Fund
December 08, 2017	80%	87%	100%	71%	71%
December 28, 2017	–	–	–	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/11/17	$0.2921	$0.0308
Class M	12/11/17	$0.2658	$0.0308
Class C	12/11/17	$0.2181	$0.0308
International Small Cap Opportunities	12/11/17	$0.3288	$0.0308
Class I	12/11/17	$0.3280	$0.0308

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Small Cap Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AILS-ANN-1218
1.815091.113

Fidelity® International Small Cap Opportunities Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Opportunities Fund	(4.25)%	6.24%	12.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$31,779	Fidelity® International Small Cap Opportunities Fund
$30,168	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -4% to -5%, outpacing the -7.68% return of the benchmark MSCI EAFE Small Cap Index. Versus the benchmark, security selection within Japan was by far the biggest contributor, followed by Germany. My choices among emerging markets also helped our relative result, particularly South Africa. Conversely, picks in a number of Scandanavian countries, including Sweden and Denmark, hampered the portfolio's performance versus the benchmark, as did an underweighting in Australia. A number of Japanese holdings helped the fund top the benchmark this period. This included a sizable out-of-benchmark stake in technology service management company OBIC, our largest individual relative contributor which continued to execute well during the period. In addition, it helped to hold a non-benchmark position in Workman, the leading workwear retailer in Japan. Workman's share price benefited from strong sales trends this period. Also contributing was an overweighting in Lasertec, a Japan-based maker of semiconductor inspection systems that gained roughly 33% the past 12 months. Lastly, I'll note that the fund's stake in cash – representing about 4% of assets, on average – helped our relative result in a down market. Conversely, the fund's biggest detractor was Nabtesco, a maker of gearboxes and machinery. Our non-benchmark holdings returned -43% this period, as the company was held back by economic weakness in China, its second-largest market. Untimely ownership of gaming software company Playtech also detracted, as its shares declined amid deterioration of the firm's pricing power, as well as heightened competition. Playtech was not held at period end. Lastly, Swedish light-fixture maker Fagerhult, another non-benchmark holding, returned about -31% and weighed on the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	33.8%
United Kingdom	16.1%
United States of America*	12.7%
Germany	5.3%
Sweden	4.7%
France	2.8%
Denmark	2.6%
Israel	2.5%
Netherlands	2.2%
Other	17.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Investment Companies	92.9
Short-Term Investments and Net Other Assets (Liabilities)	7.1

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.3
OBIC Co. Ltd. (Japan, IT Services)	2.2
Azbil Corp. (Japan, Electronic Equipment & Components)	2.1
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.1
CompuGroup Medical AG (Germany, Health Care Technology)	2.0
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.8
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	1.8
KBC Ancora (Belgium, Diversified Financial Services)	1.6
OSG Corp. (Japan, Machinery)	1.6
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.6
19.1

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	22.9
Health Care	13.0
Information Technology	12.2
Consumer Discretionary	8.9
Consumer Staples	8.0
Materials	6.7
Media & Entertainment	6.5
Financials	5.0
Real Estate	4.2
Energy	2.1

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 88.5%
	Shares	Value
Australia - 1.8%
Accent Group Ltd.	2,858,149	$2,519,878
Adelaide Brighton Ltd.	909,157	3,650,457
Beacon Lighting Group Ltd.	2,785,250	2,731,739
DuluxGroup Ltd.	1,827,588	9,577,128
Imdex Ltd. (a)	3,540,102	2,882,962
Quintis Ltd. (a)(b)(c)	2,011,191	14

TOTAL AUSTRALIA		21,362,178

Austria - 0.7%
Andritz AG	160,500	8,318,725
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (d)	1,483,779	5,119,038
Belgium - 1.6%
KBC Ancora	420,056	19,430,709
Bermuda - 0.5%
Vostok New Ventures Ltd. (depositary receipt) (a)	701,789	5,337,527
Canada - 1.4%
McCoy Global, Inc. (a)	633,615	553,502
New Look Vision Group, Inc.	227,200	5,565,878
Pason Systems, Inc.	351,800	5,309,937
PrairieSky Royalty Ltd.	182,700	2,775,647
ShawCor Ltd. Class A	164,900	2,991,236

TOTAL CANADA		17,196,200

Cayman Islands - 0.3%
Value Partners Group Ltd.	4,315,000	3,202,431
Denmark - 2.6%
Jyske Bank A/S (Reg.)	233,352	9,540,405
Netcompany Group A/S	99,726	3,298,260
Scandinavian Tobacco Group A/S (d)	195,906	2,972,689
SimCorp A/S	93,500	7,203,882
Spar Nord Bank A/S	1,030,077	8,538,494

TOTAL DENMARK		31,553,730

Finland - 0.4%
Tikkurila Oyj (b)	330,959	4,505,826
France - 2.8%
Elis SA	838,942	16,942,559
Laurent-Perrier Group SA	51,163	5,250,249
Vetoquinol SA	117,184	6,570,059
Virbac SA (a)	26,852	4,312,694

TOTAL FRANCE		33,075,561

Germany - 4.3%
CompuGroup Medical AG	429,921	24,347,501
CTS Eventim AG	282,693	10,617,574
Nexus AG	291,358	7,953,160
WashTec AG	111,625	8,610,023

TOTAL GERMANY		51,528,258

Greece - 0.3%
Motor Oil (HELLAS) Corinth Refineries SA	161,800	3,830,192
India - 0.2%
Jyothy Laboratories Ltd.	917,276	2,347,760
Ireland - 1.1%
FBD Holdings PLC	243,128	2,960,323
James Hardie Industries PLC CDI	775,840	10,323,434

TOTAL IRELAND		13,283,757

Israel - 2.5%
Azrieli Group	59,105	2,869,568
Ituran Location & Control Ltd.	460,008	15,695,473
Strauss Group Ltd.	513,644	11,271,626

TOTAL ISRAEL		29,836,667

Italy - 1.4%
Interpump Group SpA	588,277	16,990,955
Japan - 33.8%
Ai Holdings Corp.	202,400	3,863,780
Aoki Super Co. Ltd.	165,000	3,861,967
Artnature, Inc.	511,600	3,006,078
Aucnet, Inc.	212,251	2,225,311
Azbil Corp.	1,367,800	25,480,707
Broadleaf Co. Ltd.	561,100	3,242,232
Central Automotive Products Ltd.	135,400	1,841,973
Century21 Real Estate Japan Ltd.	66,500	726,676
Coca-Cola West Co. Ltd.	137,475	3,600,289
Daiichikosho Co. Ltd.	302,000	13,917,667
Daikokutenbussan Co. Ltd.	205,900	7,700,607
Funai Soken Holdings, Inc.	373,550	7,922,233
GCA Savvian Group Corp.	555,461	4,450,186
Goldcrest Co. Ltd.	624,130	9,762,835
Iwatsuka Confectionary Co. Ltd.	21,400	835,441
Kobayashi Pharmaceutical Co. Ltd.	128,400	8,420,791
Koshidaka Holdings Co. Ltd.	1,035,300	12,047,227
Kusuri No Aoki Holdings Co. Ltd.	122,800	8,815,350
Lasertec Corp.	469,072	13,469,165
Medikit Co. Ltd.	111,100	6,006,204
Miroku Jyoho Service Co., Ltd.	177,200	3,345,026
Misumi Group, Inc.	464,650	9,331,297
Mitsuboshi Belting Ltd.	132,000	3,241,654
Nabtesco Corp.	464,100	10,233,357
Nagaileben Co. Ltd.	619,500	13,912,465
Nakano Refrigerators Co. Ltd.	86,300	4,611,947
ND Software Co. Ltd.	97,942	1,092,826
Nihon Parkerizing Co. Ltd.	1,562,000	18,868,312
NS Tool Co. Ltd.	156,800	3,688,104
OBIC Co. Ltd.	295,300	26,903,744
OSG Corp.	935,300	19,346,747
Paramount Bed Holdings Co. Ltd.	366,400	15,440,528
ProNexus, Inc.	472,400	4,592,749
San-Ai Oil Co. Ltd.	992,400	10,721,280
SHO-BOND Holdings Co. Ltd.	302,800	21,575,859
Shoei Co. Ltd.	400,626	15,640,161
SK Kaken Co. Ltd.	19,200	8,142,154
Software Service, Inc.	93,800	7,066,070
Techno Medica Co. Ltd.	80,791	1,485,005
The Monogatari Corp.	63,400	5,663,775
TKC Corp.	193,600	7,377,853
Tocalo Co. Ltd.	483,100	4,200,125
USS Co. Ltd.	966,500	17,448,137
Welcia Holdings Co. Ltd.	166,700	8,509,700
Workman Co. Ltd. (b)	148,800	9,415,802
Yamada Consulting Group Co. Ltd.	395,500	9,116,812
Yamato Kogyo Co. Ltd.	127,700	3,361,271

TOTAL JAPAN		405,529,479

Korea (South) - 0.9%
BGF Retail Co. Ltd.	51,926	7,668,301
Leeno Industrial, Inc.	52,428	2,752,355

TOTAL KOREA (SOUTH)		10,420,656

Mexico - 0.2%
Consorcio ARA S.A.B. de CV	8,852,578	2,348,979
Netherlands - 2.2%
Aalberts Industries NV	416,901	15,322,985
Takeaway.com Holding BV (a)(d)	99,887	5,883,125
VastNed Retail NV	118,002	4,677,924

TOTAL NETHERLANDS		25,884,034

Norway - 1.3%
Kongsberg Gruppen ASA (b)	578,373	9,509,419
Skandiabanken ASA (d)	623,200	6,209,969

TOTAL NORWAY		15,719,388

Philippines - 0.6%
Jollibee Food Corp.	1,309,740	6,764,756
South Africa - 0.9%
Clicks Group Ltd.	877,329	11,180,332
Spain - 2.0%
Merlin Properties Socimi SA	538,500	6,758,047
Prosegur Compania de Seguridad SA (Reg.)	2,966,290	16,489,743

TOTAL SPAIN		23,247,790

Sweden - 4.7%
Addlife AB	288,572	6,622,132
AddTech AB (B Shares)	606,043	12,384,240
Fagerhult AB (b)	935,139	8,215,926
Lagercrantz Group AB (B Shares)	919,775	9,055,881
Loomis AB (B Shares)	334,600	10,347,530
Saab AB (B Shares)	257,900	10,106,155

TOTAL SWEDEN		56,731,864

Switzerland - 0.9%
Tecan Group AG	49,820	11,238,747
Taiwan - 0.4%
Addcn Technology Co. Ltd.	638,435	4,969,650
United Kingdom - 16.1%
Alliance Pharma PLC	6,290,137	5,370,755
Ascential PLC	2,376,876	11,447,647
Avon Rubber PLC	283,700	4,351,504
Cineworld Group PLC	1,353,500	5,096,709
Dechra Pharmaceuticals PLC	725,909	21,210,808
DP Poland PLC (a)	7,057,200	2,435,539
Elementis PLC	5,102,137	13,369,181
Great Portland Estates PLC	1,151,542	10,269,453
Hilton Food Group PLC	315,326	3,716,118
Howden Joinery Group PLC	755,700	4,531,205
Informa PLC	1,684,956	15,368,880
InterContinental Hotel Group PLC ADR	72,195	3,881,203
ITE Group PLC	7,952,093	5,793,688
Rightmove PLC	1,627,470	9,405,770
Shaftesbury PLC	1,287,173	14,758,023
Spectris PLC	912,878	25,017,064
Spirax-Sarco Engineering PLC	331,991	27,455,503
Topps Tiles PLC	3,398,115	2,732,043
Ultra Electronics Holdings PLC	358,458	6,588,643

TOTAL UNITED KINGDOM		192,799,736

United States of America - 2.2%
Autoliv, Inc. (b)	31,300	2,608,542
Martin Marietta Materials, Inc.	23,820	4,079,890
Mohawk Industries, Inc. (a)	14,300	1,783,639
PriceSmart, Inc.	118,574	8,317,966
ResMed, Inc.	54,495	5,772,110
Veoneer, Inc. (a)(b)	124,900	4,194,142

TOTAL UNITED STATES OF AMERICA		26,756,289

TOTAL COMMON STOCKS
(Cost $895,549,541)		1,060,511,214

Nonconvertible Preferred Stocks - 1.0%
Germany - 1.0%
Sartorius AG (non-vtg.)
(Cost $2,418,851)	85,180	12,349,328

Investment Companies - 3.4%
United States of America - 3.4%
iShares MSCI EAFE Small-Cap ETF
(Cost $47,211,212)	715,000	40,218,744

Money Market Funds - 7.1%
Fidelity Cash Central Fund, 2.23% (e)	74,075,591	74,090,406
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	11,458,043	11,459,189
TOTAL MONEY MARKET FUNDS
(Cost $85,549,595)		85,549,595
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,030,729,199)		1,198,628,881
NET OTHER ASSETS (LIABILITIES) - 0.0%		309,571
NET ASSETS - 100%		$1,198,938,452

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,184,821 or 1.7% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$961,001
Fidelity Securities Lending Cash Central Fund	112,732
Total	$1,073,733

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$76,617,585	$76,617,585	$--	$--
Consumer Discretionary	107,731,849	107,731,849	--	--
Consumer Staples	97,475,264	97,475,264	--	--
Energy	26,181,794	26,181,794	--	--
Financials	59,670,044	59,670,044	--	--
Health Care	155,869,430	155,869,430	--	--
Industrials	274,025,999	274,025,999	--	--
Information Technology	146,705,422	146,705,422	--	--
Materials	78,760,629	78,760,615	--	14
Real Estate	49,822,526	49,822,526	--	--
Investment Companies	40,218,744	40,218,744	--	--
Money Market Funds	85,549,595	85,549,595	--	--
Total Investments in Securities:	$1,198,628,881	$1,198,628,867	$--	$14

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$374,431,502

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Industrials
Beginning Balance	$16,532,055
Net Realized Gain (Loss) on Investment Securities	(2,430,489)
Net Unrealized Gain (Loss) on Investment Securities	(2,765,044)
Cost of Purchases	4,642,612
Proceeds of Sales	(15,979,134)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$--
Other Investments in Securities
Beginning Balance	$454,083
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(454,069)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$14
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(454,069)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $11,123,160) — See accompanying schedule: Unaffiliated issuers (cost $945,179,604)	$1,113,079,286
Fidelity Central Funds (cost $85,549,595)	85,549,595
Total Investment in Securities (cost $1,030,729,199)		$1,198,628,881
Foreign currency held at value (cost $13,529)		13,529
Receivable for investments sold		3,747,500
Receivable for fund shares sold		8,403,412
Dividends receivable		4,488,172
Distributions receivable from Fidelity Central Funds		163,283
Prepaid expenses		2,548
Other receivables		31,785
Total assets		1,215,479,110
Liabilities
Payable for investments purchased	$2,223,374
Payable for fund shares redeemed	1,334,350
Accrued management fee	880,035
Distribution and service plan fees payable	27,073
Other affiliated payables	282,523
Other payables and accrued expenses	332,881
Collateral on securities loaned	11,460,422
Total liabilities		16,540,658
Net Assets		$1,198,938,452
Net Assets consist of:
Paid in capital		$1,012,690,294
Total distributable earnings (loss)		186,248,158
Net Assets		$1,198,938,452
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($41,164,371 ÷ 2,375,836 shares)		$17.33
Maximum offering price per share (100/94.25 of $17.33)		$18.39
Class M:
Net Asset Value and redemption price per share ($13,245,166 ÷ 771,565 shares)		$17.17
Maximum offering price per share (100/96.50 of $17.17)		$17.79
Class C:
Net Asset Value and offering price per share ($14,461,134 ÷ 866,658 shares)(a)		$16.69
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($965,482,329 ÷ 55,069,955 shares)		$17.53
Class I:
Net Asset Value, offering price and redemption price per share ($159,968,400 ÷ 9,137,598 shares)		$17.51
Class Z:
Net Asset Value, offering price and redemption price per share ($4,617,052 ÷ 263,741 shares)		$17.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$27,145,284
Income from Fidelity Central Funds		1,073,733
Income before foreign taxes withheld		28,219,017
Less foreign taxes withheld		(2,495,312)
Total income		25,723,705
Expenses
Management fee
Basic fee	$10,686,972
Performance adjustment	(145,341)
Transfer agent fees	2,545,974
Distribution and service plan fees	358,147
Accounting and security lending fees	581,030
Custodian fees and expenses	183,996
Independent trustees' fees and expenses	6,307
Registration fees	115,350
Audit	69,609
Legal	3,981
Miscellaneous	8,475
Total expenses before reductions	14,414,500
Expense reductions	(83,719)
Total expenses after reductions		14,330,781
Net investment income (loss)		11,392,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,569,977
Fidelity Central Funds	(1,739)
Foreign currency transactions	(97,551)
Total net realized gain (loss)		25,470,687
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $205,432)	(105,461,299)
Fidelity Central Funds	647
Assets and liabilities in foreign currencies	(46,473)
Total change in net unrealized appreciation (depreciation)		(105,507,125)
Net gain (loss)		(80,036,438)
Net increase (decrease) in net assets resulting from operations		$(68,643,514)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,392,924	$9,131,889
Net realized gain (loss)	25,470,687	41,561,179
Change in net unrealized appreciation (depreciation)	(105,507,125)	187,420,991
Net increase (decrease) in net assets resulting from operations	(68,643,514)	238,114,059
Distributions to shareholders	(23,288,503)	–
Distributions to shareholders from net investment income	–	(10,624,038)
Distributions to shareholders from net realized gain	–	(2,566,511)
Total distributions	(23,288,503)	(13,190,549)
Share transactions - net increase (decrease)	138,801,633	(108,646,188)
Redemption fees	14,959	188,947
Total increase (decrease) in net assets	46,884,575	116,466,269
Net Assets
Beginning of period	1,152,053,877	1,035,587,608
End of period	$1,198,938,452	$1,152,053,877
Other Information
Undistributed net investment income end of period		$8,057,934

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.47	$14.82	$14.75	$13.65	$13.68
Income from Investment Operations
Net investment income (loss)A	.12	.10	.09	.06	.05
Net realized and unrealized gain (loss)	(.92)	3.71	.10	1.11	.05
Total from investment operations	(.80)	3.81	.19	1.17	.10
Distributions from net investment income	(.09)	(.12)	(.05)	(.05)	(.06)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.34)B	(.16)	(.12)	(.07)	(.13)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$17.33	$18.47	$14.82	$14.75	$13.65
Total ReturnE,F	(4.48)%	26.00%	1.30%	8.62%	.78%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.43%	1.45%	1.52%	1.63%
Expenses net of fee waivers, if any	1.38%	1.43%	1.45%	1.52%	1.63%
Expenses net of all reductions	1.37%	1.43%	1.45%	1.51%	1.63%
Net investment income (loss)	.65%	.61%	.62%	.38%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$41,164	$41,324	$45,151	$42,289	$25,041
Portfolio turnover rateI	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.243 per share.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.32	$14.68	$14.62	$13.53	$13.56
Income from Investment Operations
Net investment income (loss)A	.07	.05	.04	.01	.01
Net realized and unrealized gain (loss)	(.92)	3.69	.10	1.11	.06
Total from investment operations	(.85)	3.74	.14	1.12	.07
Distributions from net investment income	(.06)	(.06)	(.01)	(.01)	(.02)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.30)	(.10)	(.08)	(.03)	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.17	$18.32	$14.68	$14.62	$13.53
Total ReturnC,D	(4.74)%	25.63%	.95%	8.27%	.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.67%	1.73%	1.77%	1.80%	1.89%
Expenses net of fee waivers, if any	1.67%	1.73%	1.77%	1.80%	1.89%
Expenses net of all reductions	1.66%	1.73%	1.77%	1.80%	1.89%
Net investment income (loss)	.36%	.31%	.30%	.10%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$13,245	$14,422	$12,308	$13,296	$9,913
Portfolio turnover rateG	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.84	$14.27	$14.26	$13.23	$13.28
Income from Investment Operations
Net investment income (loss)A	(.02)	(.03)	(.03)	(.05)	(.06)
Net realized and unrealized gain (loss)	(.89)	3.60	.09	1.08	.06
Total from investment operations	(.91)	3.57	.06	1.03	–
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.24)	–	(.05)	–	(.05)
Total distributions	(.24)	–	(.05)	–	(.05)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.69	$17.84	$14.27	$14.26	$13.23
Total ReturnC,D	(5.19)%	25.02%	.44%	7.79%	.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.22%	2.26%	2.27%	2.38%
Expenses net of fee waivers, if any	2.15%	2.22%	2.26%	2.27%	2.38%
Expenses net of all reductions	2.14%	2.21%	2.25%	2.26%	2.38%
Net investment income (loss)	(.12)%	(.17)%	(.19)%	(.36)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,461	$14,547	$12,625	$17,370	$8,438
Portfolio turnover rateG	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.69	$15.00	$14.91	$13.80	$13.82
Income from Investment Operations
Net investment income (loss)A	.18	.15	.13	.10	.09
Net realized and unrealized gain (loss)	(.95)	3.75	.11	1.12	.06
Total from investment operations	(.77)	3.90	.24	1.22	.15
Distributions from net investment income	(.15)	(.17)	(.08)	(.09)	(.09)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.39)	(.21)	(.15)	(.11)	(.17)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.53	$18.69	$15.00	$14.91	$13.80
Total ReturnC	(4.25)%	26.39%	1.58%	8.92%	1.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.13%	1.17%	1.23%	1.30%
Expenses net of fee waivers, if any	1.10%	1.13%	1.17%	1.22%	1.30%
Expenses net of all reductions	1.09%	1.13%	1.16%	1.22%	1.30%
Net investment income (loss)	.93%	.91%	.90%	.68%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$965,482	$916,882	$809,952	$762,563	$584,253
Portfolio turnover rateF	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.66	$14.99	$14.91	$13.81	$13.83
Income from Investment Operations
Net investment income (loss)A	.18	.15	.13	.10	.08
Net realized and unrealized gain (loss)	(.94)	3.74	.10	1.13	.07
Total from investment operations	(.76)	3.89	.23	1.23	.15
Distributions from net investment income	(.15)	(.18)	(.08)	(.11)	(.09)
Distributions from net realized gain	(.24)	(.04)	(.07)	(.02)	(.08)
Total distributions	(.39)	(.22)	(.15)	(.13)	(.17)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.51	$18.66	$14.99	$14.91	$13.81
Total ReturnC	(4.21)%	26.34%	1.56%	8.98%	1.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.12%	1.14%	1.16%	1.19%	1.36%
Expenses net of fee waivers, if any	1.12%	1.14%	1.16%	1.19%	1.36%
Expenses net of all reductions	1.11%	1.14%	1.16%	1.18%	1.36%
Net investment income (loss)	.91%	.90%	.91%	.71%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$159,968	$164,878	$155,551	$120,723	$29,822
Portfolio turnover rateF	19%	11%	24%	21%	18%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$19.11
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	(1.60)
Total from investment operations	(1.60)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$17.51
Total ReturnD,E	(8.37)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%H
Expenses net of fee waivers, if any	1.03%H
Expenses net of all reductions	1.02%H
Net investment income (loss)	.16%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,617
Portfolio turnover rateI	19%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$252,708,344
Gross unrealized depreciation	(98,145,275)
Net unrealized appreciation (depreciation)	$154,563,069
Tax Cost	$1,044,065,812

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,992,475
Undistributed long-term capital gain	$19,946,356
Net unrealized appreciation (depreciation) on securities and other investments	$154,514,759

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$23,288,503	$ 13,190,549

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $323,088,886 and $231,920,121, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$114,904	$4,506
Class M	.25%	.25%	76,670	1,966
Class C	.75%	.25%	166,573	24,547
			$358,147	$31,019

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,917
Class M	4,238
Class C(a)	4,114
$30,269

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$103,952.23
Class M	40,173.26
Class C	40,793.24
International Small Cap Opportunities	1,948,710.19
Class I	412,319.21
Class Z	27	.04(a)
	$2,545,974

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $508 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $112,732, including $171 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $71,803 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $372.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,544.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$756,833	$–
Class M	237,606	–
Class C	199,761	–
International Small Cap Opportunities	18,505,353	–
Class I	3,588,950	–
Total	$23,288,503	$–
From net investment income
Class A	$–	$345,589
Class M	–	44,101
International Small Cap Opportunities	–	8,436,166
Class I	–	1,798,182
Total	$–	$10,624,038
From net realized gain
Class A	$–	$117,149
Class M	–	32,073
International Small Cap Opportunities	–	2,008,611
Class I	–	408,678
Total	$–	$2,566,511

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	659,827	617,618	$12,815,405	$9,892,785
Reinvestment of distributions	39,412	30,743	734,649	441,465
Shares redeemed	(560,866)	(1,457,378)	(10,795,406)	(22,890,236)
Net increase (decrease)	138,373	(809,017)	$2,754,648	$(12,555,986)
Class M
Shares sold	195,023	184,978	$3,737,868	$3,117,188
Reinvestment of distributions	12,748	5,229	235,975	74,674
Shares redeemed	(223,377)	(241,247)	(4,246,469)	(3,797,029)
Net increase (decrease)	(15,606)	(51,040)	$(272,626)	$(605,167)
Class C
Shares sold	289,466	166,898	$5,517,711	$2,711,727
Reinvestment of distributions	10,900	–	196,970	–
Shares redeemed	(248,989)	(236,034)	(4,607,733)	(3,599,444)
Net increase (decrease)	51,377	(69,136)	$1,106,948	$(887,717)
International Small Cap Opportunities
Shares sold	18,665,452	8,291,089	$367,097,669	$139,007,305
Reinvestment of distributions	814,355	594,332	15,335,912	8,611,863
Shares redeemed	(13,474,898)	(13,816,436)	(259,980,891)	(218,659,907)
Net increase (decrease)	6,004,909	(4,931,015)	$122,452,690	$(71,040,739)
Class I
Shares sold	5,599,350	4,860,065	$109,721,452	$80,212,539
Reinvestment of distributions	153,156	138,286	2,881,165	2,000,992
Shares redeemed	(5,449,347)	(6,539,728)	(104,456,236)	(105,770,110)
Net increase (decrease)	303,159	(1,541,377)	$8,146,381	$(23,556,579)
Class Z
Shares sold	265,126	–	$4,637,404	$–
Shares redeemed	(1,385)	–	(23,812)	–
Net increase (decrease)	263,741	–	$4,613,592	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, International Small Cap Opportunities and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.36%
Actual		$1,000.00	$873.90	$6.42-B
Hypothetical-C		$1,000.00	$1,018.35	$6.92-D
Class M	1.65%
Actual		$1,000.00	$872.90	$7.79-B
Hypothetical-C		$1,000.00	$1,016.89	$8.39-D
Class C	2.13%
Actual		$1,000.00	$870.60	$10.04-B
Hypothetical-C		$1,000.00	$1,014.47	$10.82-D
International Small Cap Opportunities	1.09%
Actual		$1,000.00	$875.20	$5.15-B
Hypothetical-C		$1,000.00	$1,019.71	$5.55-D
Class I	1.11%
Actual		$1,000.00	$875.10	$5.25-B
Hypothetical-C		$1,000.00	$1,019.61	$5.65-D
Class Z	1.03%
Actual		$1,000.00	$916.30	$.81-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, International Small Cap Opportunities and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Opportunities Fund
Class A	12/10/18	12/07/18	$0.113	$0.313
Class M	12/10/18	12/07/18	$0.057	$0.313
Class C	12/10/18	12/07/18	$0.000	$0.293
International Small Cap Opportunities	12/10/18	12/07/18	$0.170	$0.313
Class I	12/10/18	12/07/18	$0.162	$0.313
Class Z	12/10/18	12/07/18	$0.204	$0.313

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $19,946,356, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	International Small Cap Opportunities	Class I
Fidelity International Small Cap Opportunities Fund
December 08, 2017	1%	1%	1%	1%	1%
December 28, 2017	–	–	–	9%	9%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	International Small Cap Opportunities	Class I
Fidelity International Small Cap Opportunities Fund
December 08, 2017	80%	87%	100%	71%	71%
December 28, 2017	–	–	–	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/11/17	$0.2921	$0.0308
Class M	12/11/17	$0.2658	$0.0308
Class C	12/11/17	$0.2181	$0.0308
International Small Cap Opportunities	12/11/17	$0.3288	$0.0308
Class I	12/11/17	$0.3280	$0.0308

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Small Cap Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ILS-ANN-1218
1.815075.114

Fidelity Advisor® International Value Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(14.52)%	(1.12)%	4.91%
Class M (incl. 3.50% sales charge)	(12.76)%	(0.94)%	4.86%
Class C (incl. contingent deferred sales charge)	(10.95)%	(0.71)%	4.72%
Class I	(9.04)%	0.32%	5.86%
Class Z	(9.15)%	0.30%	5.85%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$16,155	Fidelity Advisor® International Value Fund - Class A
$18,577	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Alexander Zavratsky:  For the fiscal year, the fund’s share classes returned in a range between -9% and -10%, behind the -7.46% result of the benchmark MSCI EAFE Value Index. Versus the MSCI index, both stock selection and sector allocation detracted from the fund’s relative result, especially choices in health care and, to a lesser extent, consumer staples. Regionally, the bulk of the underperformance the past 12 months came out of the U.K., where concerns about the outcome of Britain’s negotiations to exit from the European Union intensified late in the period. Among individual stocks, our largest relative laggard was underexposure to index constituent Novartis. Despite being one of our largest holdings this period, the fund was still underweighted in the Switzerland-based pharmaceuticals firm earlier in the period, and we eventually exited our position entirely when the stock’s valuation no longer looked attractive to us. Unfortunately for the fund, we missed out on the stock’s 10% gain for the full 12 months. Novartis benefited from a new CEO, a promising growth outlook for 2018, and consecutive quarters of solid earnings. Underexposure to index heavyweight Royal Dutch Shell was another notable detractor because shares of the Anglo-Dutch multinational oil and gas giant advanced about 8% on higher crude-oil prices and solid quarterly financial results. Conversely, the fund’s large position in diversified energy firm Equinor (formerly Statoil) helped more than any other individual stock. The stock advanced 34% the past 12 months. An out-of-benchmark stake in exploration & production company ConocoPhillips also contributed, as the stock gained about 38%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	24.0%
United Kingdom	19.8%
France	15.1%
Germany	9.8%
Switzerland	4.6%
Spain	3.9%
Sweden	3.3%
Australia	3.1%
United States of America*	2.8%
Other	13.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	3.3
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.3
Sanofi SA (France, Pharmaceuticals)	2.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.5
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1
Banco Santander SA (Spain, Banks)	2.0
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.0
Bayer AG (Germany, Pharmaceuticals)	1.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
AXA SA (France, Insurance)	1.6
22.9

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	36.5
Energy	12.8
Health Care	11.6
Industrials	10.5
Materials	6.6
Communication Services	5.2
Consumer Discretionary	5.2
Information Technology	4.6
Consumer Staples	3.8
Real Estate	1.9

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.1%
Commonwealth Bank of Australia	149,146	$7,311,916
Insurance Australia Group Ltd.	618,266	2,990,345
Macquarie Group Ltd.	45,547	3,780,181

TOTAL AUSTRALIA		14,082,442

Austria - 0.8%
Erste Group Bank AG	89,100	3,633,088
Bailiwick of Jersey - 2.1%
Ferguson PLC	25,971	1,753,752
Glencore Xstrata PLC	1,410,800	5,749,773
WPP PLC	206,900	2,341,225

TOTAL BAILIWICK OF JERSEY		9,844,750

Belgium - 1.2%
KBC Groep NV	79,125	5,457,915
Canada - 0.6%
Nutrien Ltd.	49,180	2,603,482
Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	1,341	1,692,624
Finland - 1.9%
Nordea Bank ABP (a)	477,300	4,151,206
Sampo Oyj (A Shares)	95,834	4,413,496

TOTAL FINLAND		8,564,702

France - 15.1%
Accor SA	48,600	2,224,991
Atos Origin SA	30,671	2,632,560
AXA SA	296,621	7,423,439
Bouygues SA	77,105	2,815,615
Capgemini SA	29,493	3,607,767
Compagnie de St. Gobain	67,500	2,542,821
Natixis SA	553,000	3,235,752
Sanofi SA	136,879	12,231,586
Societe Generale Series A	101,500	3,720,762
SR Teleperformance SA	17,900	2,951,958
Total SA (b)	258,157	15,147,470
VINCI SA (b)	80,900	7,200,049
Vivendi SA	145,992	3,521,081

TOTAL FRANCE		69,255,851

Germany - 9.2%
Bayer AG	102,200	7,833,881
Brenntag AG	47,900	2,504,904
Continental AG	9,400	1,553,917
Deutsche Telekom AG	422,600	6,931,349
Fresenius SE & Co. KGaA	32,700	2,078,276
Hannover Reuck SE	36,100	4,869,840
HeidelbergCement Finance AG	31,600	2,147,504
Linde PLC	30,014	4,924,227
SAP SE	32,160	3,443,484
Vonovia SE	123,593	5,658,299

TOTAL GERMANY		41,945,681

Ireland - 0.7%
CRH PLC	111,302	3,319,936
Italy - 1.2%
Assicurazioni Generali SpA	137,200	2,219,106
Intesa Sanpaolo SpA	995,800	2,205,771
Mediobanca SpA	144,925	1,272,485

TOTAL ITALY		5,697,362

Japan - 24.0%
Honda Motor Co. Ltd.	243,600	6,953,691
Hoya Corp.	61,700	3,507,279
Idemitsu Kosan Co. Ltd.	58,600	2,674,613
INPEX Corp.	162,000	1,844,631
Itochu Corp.	320,900	5,951,401
Japan Tobacco, Inc.	156,000	4,008,471
Kao Corp.	45,400	3,020,109
Makita Corp.	72,600	2,512,545
Minebea Mitsumi, Inc.	107,500	1,644,538
Mitsubishi UFJ Financial Group, Inc.	1,511,500	9,148,343
Mitsui Fudosan Co. Ltd.	150,100	3,380,589
Nintendo Co. Ltd.	4,700	1,467,354
Nomura Holdings, Inc.	630,400	3,027,155
OBIC Co. Ltd.	41,100	3,744,476
Oracle Corp. Japan	30,900	2,097,700
ORIX Corp.	343,400	5,602,866
Panasonic Corp.	282,400	3,030,563
Recruit Holdings Co. Ltd.	93,800	2,517,554
Shin-Etsu Chemical Co. Ltd.	40,200	3,359,133
Shinsei Bank Ltd.	190,400	2,900,363
SoftBank Corp.	42,200	3,339,658
Sony Corp.	64,200	3,474,296
Sony Financial Holdings, Inc.	190,500	4,394,732
Subaru Corp.	84,000	2,265,875
Sumitomo Mitsui Financial Group, Inc.	188,600	7,343,160
T&D Holdings, Inc.	212,500	3,396,964
Taiheiyo Cement Corp.	57,200	1,683,207
Takeda Pharmaceutical Co. Ltd.	128,900	5,344,136
Tokio Marine Holdings, Inc.	127,900	6,025,643

TOTAL JAPAN		109,661,045

Netherlands - 2.4%
ING Groep NV (Certificaten Van Aandelen)	366,590	4,337,125
Koninklijke Philips Electronics NV	94,104	3,509,689
Wolters Kluwer NV	57,055	3,241,507

TOTAL NETHERLANDS		11,088,321

Norway - 1.6%
Equinor ASA	273,976	7,127,445
Portugal - 0.7%
Galp Energia SGPS SA Class B	177,494	3,094,989
Spain - 3.4%
Banco Santander SA	1,924,521	9,156,788
Banco Santander SA rights (a)	1,885,521	73,252
CaixaBank SA (b)	855,097	3,460,331
Masmovil Ibercom SA (a)	10,585	1,373,951
Unicaja Banco SA (c)	1,031,900	1,321,892

TOTAL SPAIN		15,386,214

Sweden - 3.3%
Alfa Laval AB	119,600	3,054,318
Investor AB (B Shares)	81,660	3,539,940
Swedbank AB (A Shares)	221,842	4,996,272
Telefonaktiebolaget LM Ericsson (B Shares)	396,600	3,453,100

TOTAL SWEDEN		15,043,630

Switzerland - 4.6%
Credit Suisse Group AG	278,856	3,645,671
Swiss Life Holding AG	8,960	3,382,408
UBS Group AG(b)	510,458	7,095,366
Zurich Insurance Group AG	23,071	7,163,117

TOTAL SWITZERLAND		21,286,562

United Kingdom - 19.8%
AstraZeneca PLC (United Kingdom)	98,512	7,535,150
Aviva PLC	881,873	4,819,338
BAE Systems PLC	548,641	3,678,795
BHP Billiton PLC	572,366	11,417,953
BP PLC	2,075,761	14,994,717
British American Tobacco PLC (United Kingdom)	129,486	5,613,253
Bunzl PLC	100,128	2,957,701
Compass Group PLC	80,193	1,578,541
GlaxoSmithKline PLC	228,332	4,422,280
HSBC Holdings PLC sponsored ADR (b)	84,211	3,460,230
Imperial Tobacco Group PLC	132,272	4,485,429
Informa PLC	397,964	3,629,923
ITV PLC	703,015	1,338,455
Micro Focus International PLC	119,104	1,846,376
Royal Dutch Shell PLC Class B sponsored ADR (b)	149,100	9,797,361
RSA Insurance Group PLC	293,910	2,120,314
Standard Chartered PLC (United Kingdom)	326,611	2,294,021
Standard Life PLC	724,363	2,504,508
The Weir Group PLC	91,052	1,845,829

TOTAL UNITED KINGDOM		90,340,174

United States of America - 1.5%
Amgen, Inc.	15,700	3,026,803
ConocoPhillips Co.	53,900	3,767,610

TOTAL UNITED STATES OF AMERICA		6,794,413

TOTAL COMMON STOCKS
(Cost $485,969,543)		445,920,626

Nonconvertible Preferred Stocks - 1.1%
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	42,100	2,677,349
Spain - 0.5%
Grifols SA Class B	114,900	2,387,801
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,599,969)		5,065,150

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 2.23% (d)	4,245,932	4,246,782
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	15,774,036	15,775,614
TOTAL MONEY MARKET FUNDS
(Cost $20,022,870)		20,022,396
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $511,592,382)		471,008,172
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(13,974,665)
NET ASSETS - 100%		$457,033,507

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,321,892 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$52,611
Fidelity Securities Lending Cash Central Fund	262,207
Total	$314,818

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$23,942,996	$6,342,329	$17,600,667	$--
Consumer Discretionary	23,759,223	5,357,449	18,401,774	--
Consumer Staples	17,127,262	4,485,429	12,641,833	--
Energy	58,448,836	26,462,018	31,986,818	--
Financials	166,819,328	84,650,626	82,168,702	--
Health Care	51,876,881	6,534,082	45,342,799	--
Industrials	48,865,911	23,638,129	25,227,782	--
Information Technology	20,825,463	12,082,503	8,742,960	--
Materials	30,280,988	10,500,759	19,780,229	--
Real Estate	9,038,888	5,658,299	3,380,589	--
Money Market Funds	20,022,396	20,022,396	--	--
Total Investments in Securities:	$471,008,172	$205,734,019	$265,274,153	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$27,236,627
Level 2 to Level 1	$20,314,020

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $15,231,117) — See accompanying schedule: Unaffiliated issuers (cost $491,569,512)	$450,985,776
Fidelity Central Funds (cost $20,022,870)	20,022,396
Total Investment in Securities (cost $511,592,382)		$471,008,172
Foreign currency held at value (cost $80,113)		80,113
Receivable for fund shares sold		7,469,017
Dividends receivable		2,628,658
Distributions receivable from Fidelity Central Funds		12,827
Prepaid expenses		920
Other receivables		22,926
Total assets		481,222,633
Liabilities
Payable for investments purchased	$7,785,910
Payable for fund shares redeemed	231,990
Accrued management fee	221,669
Distribution and service plan fees payable	8,008
Other affiliated payables	86,468
Other payables and accrued expenses	77,953
Collateral on securities loaned	15,777,128
Total liabilities		24,189,126
Net Assets		$457,033,507
Net Assets consist of:
Paid in capital		$505,925,359
Total distributable earnings (loss)		(48,891,852)
Net Assets		$457,033,507
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,887,242 ÷ 970,163 shares)		$8.13
Maximum offering price per share (100/94.25 of $8.13)		$8.63
Class M:
Net Asset Value and redemption price per share ($3,919,977 ÷ 483,320 shares)		$8.11
Maximum offering price per share (100/96.50 of $8.11)		$8.40
Class C:
Net Asset Value and offering price per share ($5,339,305 ÷ 660,917 shares)(a)		$8.08
International Value:
Net Asset Value, offering price and redemption price per share ($433,015,468 ÷ 53,228,066 shares)		$8.14
Class I:
Net Asset Value, offering price and redemption price per share ($6,779,070 ÷ 832,272 shares)		$8.15
Class Z:
Net Asset Value, offering price and redemption price per share ($92,445 ÷ 11,351 shares)		$8.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$19,726,153
Income from Fidelity Central Funds		314,818
Income before foreign taxes withheld		20,040,971
Less foreign taxes withheld		(1,743,150)
Total income		18,297,821
Expenses
Management fee
Basic fee	$3,540,480
Performance adjustment	(294,667)
Transfer agent fees	848,275
Distribution and service plan fees	100,081
Accounting and security lending fees	266,165
Custodian fees and expenses	86,817
Independent trustees' fees and expenses	2,495
Registration fees	78,774
Audit	68,016
Legal	1,427
Interest	1,357
Miscellaneous	2,827
Total expenses before reductions	4,702,047
Expense reductions	(94,245)
Total expenses after reductions		4,607,802
Net investment income (loss)		13,690,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,678,169
Fidelity Central Funds	(1,131)
Foreign currency transactions	(6,284)
Total net realized gain (loss)		17,670,754
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(75,930,956)
Fidelity Central Funds	(461)
Assets and liabilities in foreign currencies	(24,662)
Total change in net unrealized appreciation (depreciation)		(75,956,079)
Net gain (loss)		(58,285,325)
Net increase (decrease) in net assets resulting from operations		$(44,595,306)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,690,019	$8,130,796
Net realized gain (loss)	17,670,754	518,118
Change in net unrealized appreciation (depreciation)	(75,956,079)	54,057,696
Net increase (decrease) in net assets resulting from operations	(44,595,306)	62,706,610
Distributions to shareholders	(8,990,094)	–
Distributions to shareholders from net investment income	–	(8,124,122)
Distributions to shareholders from net realized gain	–	(457,331)
Total distributions	(8,990,094)	(8,581,453)
Share transactions - net increase (decrease)	127,811,807	1,925,222
Redemption fees	12,452	1,612
Total increase (decrease) in net assets	74,238,859	56,051,991
Net Assets
Beginning of period	382,794,648	326,742,657
End of period	$457,033,507	$382,794,648
Other Information
Undistributed net investment income end of period		$7,489,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.08	$7.78	$8.27	$8.62	$8.96
Income from Investment Operations
Net investment income (loss)A	.21	.17	.17	.13	.31B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.57)	(.20)	(.47)
Total from investment operations	(.83)	1.48	(.40)	(.07)	(.16)
Distributions from net investment income	(.10)	(.17)	(.09)	(.28)	(.17)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.12)C	(.18)	(.09)	(.28)	(.18)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.13	$9.08	$7.78	$8.27	$8.62
Total ReturnE,F	(9.30)%	19.36%	(4.91)%	(.81)%	(1.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.23%	1.33%	1.40%	1.37%	1.32%
Expenses net of fee waivers, if any	1.23%	1.33%	1.40%	1.37%	1.32%
Expenses net of all reductions	1.21%	1.32%	1.39%	1.36%	1.32%
Net investment income (loss)	2.36%	2.01%	2.19%	1.58%	3.44%B
Supplemental Data
Net assets, end of period (000 omitted)	$7,887	$8,151	$7,717	$8,956	$6,296
Portfolio turnover rateI	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.06	$7.76	$8.25	$8.60	$8.94
Income from Investment Operations
Net investment income (loss)A	.18	.14	.15	.11	.28B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.58)	(.20)	(.46)
Total from investment operations	(.86)	1.45	(.43)	(.09)	(.18)
Distributions from net investment income	(.08)	(.14)	(.06)	(.26)	(.15)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.09)	(.15)	(.06)	(.26)	(.16)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$8.11	$9.06	$7.76	$8.25	$8.60
Total ReturnD,E	(9.59)%	19.04%	(5.24)%	(1.09)%	(1.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.56%	1.64%	1.70%	1.66%	1.59%
Expenses net of fee waivers, if any	1.55%	1.64%	1.70%	1.66%	1.59%
Expenses net of all reductions	1.54%	1.63%	1.69%	1.65%	1.59%
Net investment income (loss)	2.04%	1.70%	1.89%	1.29%	3.17%B
Supplemental Data
Net assets, end of period (000 omitted)	$3,920	$4,181	$3,703	$4,086	$3,604
Portfolio turnover rateH	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.04	$7.75	$8.23	$8.59	$8.93
Income from Investment Operations
Net investment income (loss)A	.14	.10	.11	.07	.24B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.57)	(.20)	(.45)
Total from investment operations	(.90)	1.41	(.46)	(.13)	(.21)
Distributions from net investment income	(.04)	(.11)	(.02)	(.23)	(.11)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.06)C	(.12)	(.02)	(.23)	(.13)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$8.08	$9.04	$7.75	$8.23	$8.59
Total ReturnF,G	(10.06)%	18.41%	(5.61)%	(1.58)%	(2.43)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.04%	2.12%	2.17%	2.15%	2.07%
Expenses net of fee waivers, if any	2.04%	2.12%	2.17%	2.14%	2.07%
Expenses net of all reductions	2.02%	2.11%	2.17%	2.14%	2.07%
Net investment income (loss)	1.55%	1.22%	1.42%	.81%	2.69%B
Supplemental Data
Net assets, end of period (000 omitted)	$5,339	$5,171	$4,168	$4,502	$3,647
Portfolio turnover rateJ	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $.06 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.014 per share.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.09	$7.79	$8.29	$8.64	$8.97
Income from Investment Operations
Net investment income (loss)A	.24	.20	.20	.16	.34B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.58)	(.19)	(.46)
Total from investment operations	(.80)	1.51	(.38)	(.03)	(.12)
Distributions from net investment income	(.14)	(.20)	(.12)	(.32)	(.20)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.15)	(.21)	(.12)	(.32)	(.21)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$8.14	$9.09	$7.79	$8.29	$8.64
Total ReturnD	(8.95)%	19.83%	(4.69)%	(.41)%	(1.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%	.97%	1.03%	1.02%	.96%
Expenses net of fee waivers, if any	.89%	.97%	1.03%	1.02%	.96%
Expenses net of all reductions	.87%	.96%	1.03%	1.01%	.95%
Net investment income (loss)	2.70%	2.36%	2.56%	1.93%	3.80%B
Supplemental Data
Net assets, end of period (000 omitted)	$433,015	$359,770	$309,199	$267,567	$192,789
Portfolio turnover rateG	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.10	$7.80	$8.29	$8.65	$8.98
Income from Investment Operations
Net investment income (loss)A	.23	.19	.19	.15	.33B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.58)	(.19)	(.45)
Total from investment operations	(.81)	1.50	(.39)	(.04)	(.12)
Distributions from net investment income	(.13)	(.19)	(.10)	(.32)	(.19)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.14)	(.20)	(.10)	(.32)	(.21)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.15	$9.10	$7.80	$8.29	$8.65
Total ReturnE	(9.04)%	19.68%	(4.81)%	(.53)%	(1.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	1.10%	1.17%	1.14%	1.05%
Expenses net of fee waivers, if any	.97%	1.10%	1.17%	1.14%	1.05%
Expenses net of all reductions	.95%	1.09%	1.16%	1.13%	1.04%
Net investment income (loss)	2.62%	2.23%	2.42%	1.81%	3.71%B
Supplemental Data
Net assets, end of period (000 omitted)	$6,779	$5,523	$1,955	$1,969	$1,310
Portfolio turnover rateH	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.81
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.68)
Total from investment operations	(.67)
Net asset value, end of period	$8.14
Total ReturnC,D	(7.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%G
Expenses net of fee waivers, if any	.84%G
Expenses net of all reductions	.82%G
Net investment income (loss)	1.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$92
Portfolio turnover rateH	55%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,605,169
Gross unrealized depreciation	(62,548,863)
Net unrealized appreciation (depreciation)	$(41,943,694)
Tax Cost	$512,951,866

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,539,510
Capital loss carryforward	$(19,448,816)
Net unrealized appreciation (depreciation) on securities and other investments	$(41,982,545)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(19,448,816)
Total with expiration	$(19,448,816)
Total capital loss carryforward	$(19,448,816)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$ 8,990,094	$ 8,581,453

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $405,058,388 and $273,996,296, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,210	$995
Class M	.25%	.25%	20,998	40
Class C	.75%	.25%	57,873	7,920
			$100,081	$8,955

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,328
Class M	1,081
Class C(a)	341
$6,750

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,733.24
Class M	13,543.32
Class C	17,618.30
International Value	780,074.16
Class I	16,304.24
Class Z	3	.04(a)
	$848,275

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $517 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,180,778	1.71%	$1,357

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,362 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $262,207. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $88,742 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,503.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$103,389	$–
Class M	41,092	–
Class C	32,748	–
International Value	8,724,460	–
Class I	88,405	–
Total	$8,990,094	$–
From net investment income
Class A	$–	$160,715
Class M	–	64,948
Class C	–	57,557
International Value	–	7,786,373
Class I	–	54,529
Total	$–	$8,124,122
From net realized gain
Class A	$–	$10,650
Class M	–	5,031
Class C	–	5,917
International Value	–	432,576
Class I	–	3,157
Total	$–	$457,331

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	286,375	276,572	$2,567,358	$2,327,962
Reinvestment of distributions	11,240	21,396	100,489	166,672
Shares redeemed	(224,999)	(392,253)	(2,007,679)	(3,202,452)
Net increase (decrease)	72,616	(94,285)	$660,168	$(707,818)
Class M
Shares sold	84,749	101,768	$765,119	$836,059
Reinvestment of distributions	4,596	8,935	41,092	69,695
Shares redeemed	(67,389)	(126,227)	(604,451)	(1,023,584)
Net increase (decrease)	21,956	(15,524)	$201,760	$(117,830)
Class C
Shares sold	224,225	120,429	$2,034,976	$1,017,626
Reinvestment of distributions	3,587	7,631	32,067	59,598
Shares redeemed	(139,088)	(94,013)	(1,223,224)	(768,940)
Net increase (decrease)	88,724	34,047	$843,819	$308,284
International Value
Shares sold	22,242,584	2,636,526	$201,187,963	$22,208,337
Reinvestment of distributions	477,419	1,033,790	4,258,580	8,032,545
Shares redeemed	(9,065,603)	(3,774,158)	(81,505,210)	(30,751,436)
Net increase (decrease)	13,654,400	(103,842)	$123,941,333	$(510,554)
Class I
Shares sold	519,858	426,959	$4,669,763	$3,538,590
Reinvestment of distributions	9,287	6,933	82,930	54,005
Shares redeemed	(303,812)	(77,592)	(2,687,966)	(639,455)
Net increase (decrease)	225,333	356,300	$2,064,727	$2,953,140
Class Z
Shares sold	11,351	–	$100,000	$–
Net increase (decrease)	11,351	–	$100,000	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 45%, 11% and 13%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 75% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, International Value and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018)

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Class A	1.19%
Actual		$1,000.00	$896.40	$5.69-B
Hypothetical-C		$1,000.00	$1,019.21	$6.06-D
Class M	1.51%
Actual		$1,000.00	$895.10	$7.21-B
Hypothetical-C		$1,000.00	$1,017.59	$7.68-D
Class C	2.00%
Actual		$1,000.00	$892.80	$9.54-B
Hypothetical-C		$1,000.00	$1,015.12	$10.16-D
International Value	.85%
Actual		$1,000.00	$898.50	$4.07-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class I	.94%
Actual		$1,000.00	$898.60	$4.50-B
Hypothetical-C		$1,000.00	$1,020.47	$4.79-D
Class Z	.85%
Actual		$1,000.00	$924.00	$.67-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, International Value and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

Class A designates 2%, Class M designates 3%, Class C designates 5%, International Value designates 2%, and Class I designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%, Class M designates 100%, Class C designates 100%, International Value designates 96%, and Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2017	$0.1246	$0.0086
Class M	12/11/2017	$0.0976	$0.0086
Class C	12/11/2017	$0.0646	$0.0086
International Value	12/11/2017	$0.1586	$0.0086
Class I	12/11/2017	$0.1486	$0.0086

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AFIV-ANN-1218
1.827497.112

Fidelity® International Value Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Value Fund	(8.95)%	0.43%	5.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$17,730	Fidelity® International Value Fund
$18,577	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Alexander Zavratsky:  For the fiscal year, the fund’s share classes returned in a range between -9% and -10%, behind the -7.46% result of the benchmark MSCI EAFE Value Index. Versus the MSCI index, both stock selection and sector allocation detracted from the fund’s relative result, especially choices in health care and, to a lesser extent, consumer staples. Regionally, the bulk of the underperformance the past 12 months came out of the U.K., where concerns about the outcome of Britain’s negotiations to exit from the European Union intensified late in the period. Among individual stocks, our largest relative laggard was underexposure to index constituent Novartis. Despite being one of our largest holdings this period, the fund was still underweighted in the Switzerland-based pharmaceuticals firm earlier in the period, and we eventually exited our position entirely when the stock’s valuation no longer looked attractive to us. Unfortunately for the fund, we missed out on the stock’s 10% gain for the full 12 months. Novartis benefited from a new CEO, a promising growth outlook for 2018, and consecutive quarters of solid earnings. Underexposure to index heavyweight Royal Dutch Shell was another notable detractor because shares of the Anglo-Dutch multinational oil and gas giant advanced about 8% on higher crude-oil prices and solid quarterly financial results. Conversely, the fund’s large position in diversified energy firm Equinor (formerly Statoil) helped more than any other individual stock. The stock advanced 34% the past 12 months. An out-of-benchmark stake in exploration & production company ConocoPhillips also contributed, as the stock gained about 38%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	24.0%
United Kingdom	19.8%
France	15.1%
Germany	9.8%
Switzerland	4.6%
Spain	3.9%
Sweden	3.3%
Australia	3.1%
United States of America*	2.8%
Other	13.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	3.3
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.3
Sanofi SA (France, Pharmaceuticals)	2.7
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.5
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1
Banco Santander SA (Spain, Banks)	2.0
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.0
Bayer AG (Germany, Pharmaceuticals)	1.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
AXA SA (France, Insurance)	1.6
22.9

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	36.5
Energy	12.8
Health Care	11.6
Industrials	10.5
Materials	6.6
Communication Services	5.2
Consumer Discretionary	5.2
Information Technology	4.6
Consumer Staples	3.8
Real Estate	1.9

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.1%
Commonwealth Bank of Australia	149,146	$7,311,916
Insurance Australia Group Ltd.	618,266	2,990,345
Macquarie Group Ltd.	45,547	3,780,181

TOTAL AUSTRALIA		14,082,442

Austria - 0.8%
Erste Group Bank AG	89,100	3,633,088
Bailiwick of Jersey - 2.1%
Ferguson PLC	25,971	1,753,752
Glencore Xstrata PLC	1,410,800	5,749,773
WPP PLC	206,900	2,341,225

TOTAL BAILIWICK OF JERSEY		9,844,750

Belgium - 1.2%
KBC Groep NV	79,125	5,457,915
Canada - 0.6%
Nutrien Ltd.	49,180	2,603,482
Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	1,341	1,692,624
Finland - 1.9%
Nordea Bank ABP (a)	477,300	4,151,206
Sampo Oyj (A Shares)	95,834	4,413,496

TOTAL FINLAND		8,564,702

France - 15.1%
Accor SA	48,600	2,224,991
Atos Origin SA	30,671	2,632,560
AXA SA	296,621	7,423,439
Bouygues SA	77,105	2,815,615
Capgemini SA	29,493	3,607,767
Compagnie de St. Gobain	67,500	2,542,821
Natixis SA	553,000	3,235,752
Sanofi SA	136,879	12,231,586
Societe Generale Series A	101,500	3,720,762
SR Teleperformance SA	17,900	2,951,958
Total SA (b)	258,157	15,147,470
VINCI SA (b)	80,900	7,200,049
Vivendi SA	145,992	3,521,081

TOTAL FRANCE		69,255,851

Germany - 9.2%
Bayer AG	102,200	7,833,881
Brenntag AG	47,900	2,504,904
Continental AG	9,400	1,553,917
Deutsche Telekom AG	422,600	6,931,349
Fresenius SE & Co. KGaA	32,700	2,078,276
Hannover Reuck SE	36,100	4,869,840
HeidelbergCement Finance AG	31,600	2,147,504
Linde PLC	30,014	4,924,227
SAP SE	32,160	3,443,484
Vonovia SE	123,593	5,658,299

TOTAL GERMANY		41,945,681

Ireland - 0.7%
CRH PLC	111,302	3,319,936
Italy - 1.2%
Assicurazioni Generali SpA	137,200	2,219,106
Intesa Sanpaolo SpA	995,800	2,205,771
Mediobanca SpA	144,925	1,272,485

TOTAL ITALY		5,697,362

Japan - 24.0%
Honda Motor Co. Ltd.	243,600	6,953,691
Hoya Corp.	61,700	3,507,279
Idemitsu Kosan Co. Ltd.	58,600	2,674,613
INPEX Corp.	162,000	1,844,631
Itochu Corp.	320,900	5,951,401
Japan Tobacco, Inc.	156,000	4,008,471
Kao Corp.	45,400	3,020,109
Makita Corp.	72,600	2,512,545
Minebea Mitsumi, Inc.	107,500	1,644,538
Mitsubishi UFJ Financial Group, Inc.	1,511,500	9,148,343
Mitsui Fudosan Co. Ltd.	150,100	3,380,589
Nintendo Co. Ltd.	4,700	1,467,354
Nomura Holdings, Inc.	630,400	3,027,155
OBIC Co. Ltd.	41,100	3,744,476
Oracle Corp. Japan	30,900	2,097,700
ORIX Corp.	343,400	5,602,866
Panasonic Corp.	282,400	3,030,563
Recruit Holdings Co. Ltd.	93,800	2,517,554
Shin-Etsu Chemical Co. Ltd.	40,200	3,359,133
Shinsei Bank Ltd.	190,400	2,900,363
SoftBank Corp.	42,200	3,339,658
Sony Corp.	64,200	3,474,296
Sony Financial Holdings, Inc.	190,500	4,394,732
Subaru Corp.	84,000	2,265,875
Sumitomo Mitsui Financial Group, Inc.	188,600	7,343,160
T&D Holdings, Inc.	212,500	3,396,964
Taiheiyo Cement Corp.	57,200	1,683,207
Takeda Pharmaceutical Co. Ltd.	128,900	5,344,136
Tokio Marine Holdings, Inc.	127,900	6,025,643

TOTAL JAPAN		109,661,045

Netherlands - 2.4%
ING Groep NV (Certificaten Van Aandelen)	366,590	4,337,125
Koninklijke Philips Electronics NV	94,104	3,509,689
Wolters Kluwer NV	57,055	3,241,507

TOTAL NETHERLANDS		11,088,321

Norway - 1.6%
Equinor ASA	273,976	7,127,445
Portugal - 0.7%
Galp Energia SGPS SA Class B	177,494	3,094,989
Spain - 3.4%
Banco Santander SA	1,924,521	9,156,788
Banco Santander SA rights (a)	1,885,521	73,252
CaixaBank SA (b)	855,097	3,460,331
Masmovil Ibercom SA (a)	10,585	1,373,951
Unicaja Banco SA (c)	1,031,900	1,321,892

TOTAL SPAIN		15,386,214

Sweden - 3.3%
Alfa Laval AB	119,600	3,054,318
Investor AB (B Shares)	81,660	3,539,940
Swedbank AB (A Shares)	221,842	4,996,272
Telefonaktiebolaget LM Ericsson (B Shares)	396,600	3,453,100

TOTAL SWEDEN		15,043,630

Switzerland - 4.6%
Credit Suisse Group AG	278,856	3,645,671
Swiss Life Holding AG	8,960	3,382,408
UBS Group AG(b)	510,458	7,095,366
Zurich Insurance Group AG	23,071	7,163,117

TOTAL SWITZERLAND		21,286,562

United Kingdom - 19.8%
AstraZeneca PLC (United Kingdom)	98,512	7,535,150
Aviva PLC	881,873	4,819,338
BAE Systems PLC	548,641	3,678,795
BHP Billiton PLC	572,366	11,417,953
BP PLC	2,075,761	14,994,717
British American Tobacco PLC (United Kingdom)	129,486	5,613,253
Bunzl PLC	100,128	2,957,701
Compass Group PLC	80,193	1,578,541
GlaxoSmithKline PLC	228,332	4,422,280
HSBC Holdings PLC sponsored ADR (b)	84,211	3,460,230
Imperial Tobacco Group PLC	132,272	4,485,429
Informa PLC	397,964	3,629,923
ITV PLC	703,015	1,338,455
Micro Focus International PLC	119,104	1,846,376
Royal Dutch Shell PLC Class B sponsored ADR (b)	149,100	9,797,361
RSA Insurance Group PLC	293,910	2,120,314
Standard Chartered PLC (United Kingdom)	326,611	2,294,021
Standard Life PLC	724,363	2,504,508
The Weir Group PLC	91,052	1,845,829

TOTAL UNITED KINGDOM		90,340,174

United States of America - 1.5%
Amgen, Inc.	15,700	3,026,803
ConocoPhillips Co.	53,900	3,767,610

TOTAL UNITED STATES OF AMERICA		6,794,413

TOTAL COMMON STOCKS
(Cost $485,969,543)		445,920,626

Nonconvertible Preferred Stocks - 1.1%
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	42,100	2,677,349
Spain - 0.5%
Grifols SA Class B	114,900	2,387,801
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,599,969)		5,065,150

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 2.23% (d)	4,245,932	4,246,782
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	15,774,036	15,775,614
TOTAL MONEY MARKET FUNDS
(Cost $20,022,870)		20,022,396
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $511,592,382)		471,008,172
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(13,974,665)
NET ASSETS - 100%		$457,033,507

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,321,892 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$52,611
Fidelity Securities Lending Cash Central Fund	262,207
Total	$314,818

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$23,942,996	$6,342,329	$17,600,667	$--
Consumer Discretionary	23,759,223	5,357,449	18,401,774	--
Consumer Staples	17,127,262	4,485,429	12,641,833	--
Energy	58,448,836	26,462,018	31,986,818	--
Financials	166,819,328	84,650,626	82,168,702	--
Health Care	51,876,881	6,534,082	45,342,799	--
Industrials	48,865,911	23,638,129	25,227,782	--
Information Technology	20,825,463	12,082,503	8,742,960	--
Materials	30,280,988	10,500,759	19,780,229	--
Real Estate	9,038,888	5,658,299	3,380,589	--
Money Market Funds	20,022,396	20,022,396	--	--
Total Investments in Securities:	$471,008,172	$205,734,019	$265,274,153	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$27,236,627
Level 2 to Level 1	$20,314,020

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $15,231,117) — See accompanying schedule: Unaffiliated issuers (cost $491,569,512)	$450,985,776
Fidelity Central Funds (cost $20,022,870)	20,022,396
Total Investment in Securities (cost $511,592,382)		$471,008,172
Foreign currency held at value (cost $80,113)		80,113
Receivable for fund shares sold		7,469,017
Dividends receivable		2,628,658
Distributions receivable from Fidelity Central Funds		12,827
Prepaid expenses		920
Other receivables		22,926
Total assets		481,222,633
Liabilities
Payable for investments purchased	$7,785,910
Payable for fund shares redeemed	231,990
Accrued management fee	221,669
Distribution and service plan fees payable	8,008
Other affiliated payables	86,468
Other payables and accrued expenses	77,953
Collateral on securities loaned	15,777,128
Total liabilities		24,189,126
Net Assets		$457,033,507
Net Assets consist of:
Paid in capital		$505,925,359
Total distributable earnings (loss)		(48,891,852)
Net Assets		$457,033,507
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,887,242 ÷ 970,163 shares)		$8.13
Maximum offering price per share (100/94.25 of $8.13)		$8.63
Class M:
Net Asset Value and redemption price per share ($3,919,977 ÷ 483,320 shares)		$8.11
Maximum offering price per share (100/96.50 of $8.11)		$8.40
Class C:
Net Asset Value and offering price per share ($5,339,305 ÷ 660,917 shares)(a)		$8.08
International Value:
Net Asset Value, offering price and redemption price per share ($433,015,468 ÷ 53,228,066 shares)		$8.14
Class I:
Net Asset Value, offering price and redemption price per share ($6,779,070 ÷ 832,272 shares)		$8.15
Class Z:
Net Asset Value, offering price and redemption price per share ($92,445 ÷ 11,351 shares)		$8.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$19,726,153
Income from Fidelity Central Funds		314,818
Income before foreign taxes withheld		20,040,971
Less foreign taxes withheld		(1,743,150)
Total income		18,297,821
Expenses
Management fee
Basic fee	$3,540,480
Performance adjustment	(294,667)
Transfer agent fees	848,275
Distribution and service plan fees	100,081
Accounting and security lending fees	266,165
Custodian fees and expenses	86,817
Independent trustees' fees and expenses	2,495
Registration fees	78,774
Audit	68,016
Legal	1,427
Interest	1,357
Miscellaneous	2,827
Total expenses before reductions	4,702,047
Expense reductions	(94,245)
Total expenses after reductions		4,607,802
Net investment income (loss)		13,690,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,678,169
Fidelity Central Funds	(1,131)
Foreign currency transactions	(6,284)
Total net realized gain (loss)		17,670,754
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(75,930,956)
Fidelity Central Funds	(461)
Assets and liabilities in foreign currencies	(24,662)
Total change in net unrealized appreciation (depreciation)		(75,956,079)
Net gain (loss)		(58,285,325)
Net increase (decrease) in net assets resulting from operations		$(44,595,306)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,690,019	$8,130,796
Net realized gain (loss)	17,670,754	518,118
Change in net unrealized appreciation (depreciation)	(75,956,079)	54,057,696
Net increase (decrease) in net assets resulting from operations	(44,595,306)	62,706,610
Distributions to shareholders	(8,990,094)	–
Distributions to shareholders from net investment income	–	(8,124,122)
Distributions to shareholders from net realized gain	–	(457,331)
Total distributions	(8,990,094)	(8,581,453)
Share transactions - net increase (decrease)	127,811,807	1,925,222
Redemption fees	12,452	1,612
Total increase (decrease) in net assets	74,238,859	56,051,991
Net Assets
Beginning of period	382,794,648	326,742,657
End of period	$457,033,507	$382,794,648
Other Information
Undistributed net investment income end of period		$7,489,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.08	$7.78	$8.27	$8.62	$8.96
Income from Investment Operations
Net investment income (loss)A	.21	.17	.17	.13	.31B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.57)	(.20)	(.47)
Total from investment operations	(.83)	1.48	(.40)	(.07)	(.16)
Distributions from net investment income	(.10)	(.17)	(.09)	(.28)	(.17)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.12)C	(.18)	(.09)	(.28)	(.18)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.13	$9.08	$7.78	$8.27	$8.62
Total ReturnE,F	(9.30)%	19.36%	(4.91)%	(.81)%	(1.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.23%	1.33%	1.40%	1.37%	1.32%
Expenses net of fee waivers, if any	1.23%	1.33%	1.40%	1.37%	1.32%
Expenses net of all reductions	1.21%	1.32%	1.39%	1.36%	1.32%
Net investment income (loss)	2.36%	2.01%	2.19%	1.58%	3.44%B
Supplemental Data
Net assets, end of period (000 omitted)	$7,887	$8,151	$7,717	$8,956	$6,296
Portfolio turnover rateI	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.06	$7.76	$8.25	$8.60	$8.94
Income from Investment Operations
Net investment income (loss)A	.18	.14	.15	.11	.28B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.58)	(.20)	(.46)
Total from investment operations	(.86)	1.45	(.43)	(.09)	(.18)
Distributions from net investment income	(.08)	(.14)	(.06)	(.26)	(.15)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.09)	(.15)	(.06)	(.26)	(.16)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$8.11	$9.06	$7.76	$8.25	$8.60
Total ReturnD,E	(9.59)%	19.04%	(5.24)%	(1.09)%	(1.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.56%	1.64%	1.70%	1.66%	1.59%
Expenses net of fee waivers, if any	1.55%	1.64%	1.70%	1.66%	1.59%
Expenses net of all reductions	1.54%	1.63%	1.69%	1.65%	1.59%
Net investment income (loss)	2.04%	1.70%	1.89%	1.29%	3.17%B
Supplemental Data
Net assets, end of period (000 omitted)	$3,920	$4,181	$3,703	$4,086	$3,604
Portfolio turnover rateH	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.04	$7.75	$8.23	$8.59	$8.93
Income from Investment Operations
Net investment income (loss)A	.14	.10	.11	.07	.24B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.57)	(.20)	(.45)
Total from investment operations	(.90)	1.41	(.46)	(.13)	(.21)
Distributions from net investment income	(.04)	(.11)	(.02)	(.23)	(.11)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.06)C	(.12)	(.02)	(.23)	(.13)D
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$8.08	$9.04	$7.75	$8.23	$8.59
Total ReturnF,G	(10.06)%	18.41%	(5.61)%	(1.58)%	(2.43)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.04%	2.12%	2.17%	2.15%	2.07%
Expenses net of fee waivers, if any	2.04%	2.12%	2.17%	2.14%	2.07%
Expenses net of all reductions	2.02%	2.11%	2.17%	2.14%	2.07%
Net investment income (loss)	1.55%	1.22%	1.42%	.81%	2.69%B
Supplemental Data
Net assets, end of period (000 omitted)	$5,339	$5,171	$4,168	$4,502	$3,647
Portfolio turnover rateJ	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $.06 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $.014 per share.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.09	$7.79	$8.29	$8.64	$8.97
Income from Investment Operations
Net investment income (loss)A	.24	.20	.20	.16	.34B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.58)	(.19)	(.46)
Total from investment operations	(.80)	1.51	(.38)	(.03)	(.12)
Distributions from net investment income	(.14)	(.20)	(.12)	(.32)	(.20)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.15)	(.21)	(.12)	(.32)	(.21)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$8.14	$9.09	$7.79	$8.29	$8.64
Total ReturnD	(8.95)%	19.83%	(4.69)%	(.41)%	(1.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%	.97%	1.03%	1.02%	.96%
Expenses net of fee waivers, if any	.89%	.97%	1.03%	1.02%	.96%
Expenses net of all reductions	.87%	.96%	1.03%	1.01%	.95%
Net investment income (loss)	2.70%	2.36%	2.56%	1.93%	3.80%B
Supplemental Data
Net assets, end of period (000 omitted)	$433,015	$359,770	$309,199	$267,567	$192,789
Portfolio turnover rateG	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.10	$7.80	$8.29	$8.65	$8.98
Income from Investment Operations
Net investment income (loss)A	.23	.19	.19	.15	.33B
Net realized and unrealized gain (loss)	(1.04)	1.31	(.58)	(.19)	(.45)
Total from investment operations	(.81)	1.50	(.39)	(.04)	(.12)
Distributions from net investment income	(.13)	(.19)	(.10)	(.32)	(.19)
Distributions from net realized gain	(.01)	(.01)	–	–	(.01)
Total distributions	(.14)	(.20)	(.10)	(.32)	(.21)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.15	$9.10	$7.80	$8.29	$8.65
Total ReturnE	(9.04)%	19.68%	(4.81)%	(.53)%	(1.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	1.10%	1.17%	1.14%	1.05%
Expenses net of fee waivers, if any	.97%	1.10%	1.17%	1.14%	1.05%
Expenses net of all reductions	.95%	1.09%	1.16%	1.13%	1.04%
Net investment income (loss)	2.62%	2.23%	2.42%	1.81%	3.71%B
Supplemental Data
Net assets, end of period (000 omitted)	$6,779	$5,523	$1,955	$1,969	$1,310
Portfolio turnover rateH	55%	50%	47%	44%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.81
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.68)
Total from investment operations	(.67)
Net asset value, end of period	$8.14
Total ReturnC,D	(7.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%G
Expenses net of fee waivers, if any	.84%G
Expenses net of all reductions	.82%G
Net investment income (loss)	1.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$92
Portfolio turnover rateH	55%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,605,169
Gross unrealized depreciation	(62,548,863)
Net unrealized appreciation (depreciation)	$(41,943,694)
Tax Cost	$512,951,866

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,539,510
Capital loss carryforward	$(19,448,816)
Net unrealized appreciation (depreciation) on securities and other investments	$(41,982,545)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(19,448,816)
Total with expiration	$(19,448,816)
Total capital loss carryforward	$(19,448,816)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$ 8,990,094	$ 8,581,453

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $405,058,388 and $273,996,296, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,210	$995
Class M	.25%	.25%	20,998	40
Class C	.75%	.25%	57,873	7,920
			$100,081	$8,955

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,328
Class M	1,081
Class C(a)	341
$6,750

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,733.24
Class M	13,543.32
Class C	17,618.30
International Value	780,074.16
Class I	16,304.24
Class Z	3	.04(a)
	$848,275

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $517 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,180,778	1.71%	$1,357

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,362 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $262,207. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $88,742 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,503.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$103,389	$–
Class M	41,092	–
Class C	32,748	–
International Value	8,724,460	–
Class I	88,405	–
Total	$8,990,094	$–
From net investment income
Class A	$–	$160,715
Class M	–	64,948
Class C	–	57,557
International Value	–	7,786,373
Class I	–	54,529
Total	$–	$8,124,122
From net realized gain
Class A	$–	$10,650
Class M	–	5,031
Class C	–	5,917
International Value	–	432,576
Class I	–	3,157
Total	$–	$457,331

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	286,375	276,572	$2,567,358	$2,327,962
Reinvestment of distributions	11,240	21,396	100,489	166,672
Shares redeemed	(224,999)	(392,253)	(2,007,679)	(3,202,452)
Net increase (decrease)	72,616	(94,285)	$660,168	$(707,818)
Class M
Shares sold	84,749	101,768	$765,119	$836,059
Reinvestment of distributions	4,596	8,935	41,092	69,695
Shares redeemed	(67,389)	(126,227)	(604,451)	(1,023,584)
Net increase (decrease)	21,956	(15,524)	$201,760	$(117,830)
Class C
Shares sold	224,225	120,429	$2,034,976	$1,017,626
Reinvestment of distributions	3,587	7,631	32,067	59,598
Shares redeemed	(139,088)	(94,013)	(1,223,224)	(768,940)
Net increase (decrease)	88,724	34,047	$843,819	$308,284
International Value
Shares sold	22,242,584	2,636,526	$201,187,963	$22,208,337
Reinvestment of distributions	477,419	1,033,790	4,258,580	8,032,545
Shares redeemed	(9,065,603)	(3,774,158)	(81,505,210)	(30,751,436)
Net increase (decrease)	13,654,400	(103,842)	$123,941,333	$(510,554)
Class I
Shares sold	519,858	426,959	$4,669,763	$3,538,590
Reinvestment of distributions	9,287	6,933	82,930	54,005
Shares redeemed	(303,812)	(77,592)	(2,687,966)	(639,455)
Net increase (decrease)	225,333	356,300	$2,064,727	$2,953,140
Class Z
Shares sold	11,351	–	$100,000	$–
Net increase (decrease)	11,351	–	$100,000	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 45%, 11% and 13%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 75% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, International Value and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018)

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Class A	1.19%
Actual		$1,000.00	$896.40	$5.69-B
Hypothetical-C		$1,000.00	$1,019.21	$6.06-D
Class M	1.51%
Actual		$1,000.00	$895.10	$7.21-B
Hypothetical-C		$1,000.00	$1,017.59	$7.68-D
Class C	2.00%
Actual		$1,000.00	$892.80	$9.54-B
Hypothetical-C		$1,000.00	$1,015.12	$10.16-D
International Value	.85%
Actual		$1,000.00	$898.50	$4.07-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D
Class I	.94%
Actual		$1,000.00	$898.60	$4.50-B
Hypothetical-C		$1,000.00	$1,020.47	$4.79-D
Class Z	.85%
Actual		$1,000.00	$924.00	$.67-B
Hypothetical-C		$1,000.00	$1,020.92	$4.33-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, International Value and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

Class A designates 2%, Class M designates 3%, Class C designates 5%, International Value designates 2%, and Class I designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%, Class M designates 100%, Class C designates 100%, International Value designates 96%, and Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2017	$0.1246	$0.0086
Class M	12/11/2017	$0.0976	$0.0086
Class C	12/11/2017	$0.0646	$0.0086
International Value	12/11/2017	$0.1586	$0.0086
Class I	12/11/2017	$0.1486	$0.0086

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FIV-ANN-1218
1.827482.112

Fidelity Advisor® International Discovery Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Discovery Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(15.27)%	0.84%	6.37%
Class M (incl. 3.50% sales charge)	(13.45)%	1.07%	6.35%
Class C (incl. contingent deferred sales charge)	(11.66)%	1.27%	6.19%
Class I	(9.81)%	2.38%	7.36%
Class Z	(9.68)%	2.52%	7.44%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,540	Fidelity Advisor® International Discovery Fund - Class A
$19,780	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, lagging the -6.65% return of the MSCI EAFE Index. Security selection, notably in the consumer staples and industrials sectors, detracted from relative performance. Geographically, positioning in emerging markets and stock picks in the U.K. and Japan caused the fund to lag the index. Individual disappointments included software company Micro Focus International and food and alcoholic drinks distributor Conviviality, both based in the U.K. Micro Focus’s shares returned -53% for the period because synergies from a recent acquisition have not materialized as fast as investors expected. Conviviality, a non-benchmark position, faced financial distress and went into bankruptcy. In Japan, an average overweighting in semiconductor manufacturer Renesas Electronics hurt, as excess industry capacity and weakening demand from end markets pressured the stock. We no longer owned Renesas at period end. Conversely, security selection in Europe Ex U.K., the U.S. and materials aided relative performance. Individual contributors included Norway-based exploration and production company Equinor (formerly Statoil), a top holding that gained from higher oil prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	17.6%
United Kingdom	10.7%
Germany	10.2%
United States of America*	10.1%
France	8.7%
Switzerland	8.5%
Netherlands	5.2%
Spain	4.0%
India	3.1%
Other	21.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Equity Futures	90.7
Short-Term Investments and Net Other Assets (Liabilities)	9.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	2.9
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	2.6
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
SAP SE (Germany, Software)	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.5
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.4
Sony Corp. (Japan, Household Durables)	1.4
HDFC Bank Ltd. (India, Banks)	1.4
19.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	18.8
Health Care	13.3
Industrials	12.4
Information Technology	9.7
Consumer Discretionary	9.5
Consumer Staples	8.8
Energy	6.6
Materials	3.9
Real Estate	2.7
Communication Services	1.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 87.1%
	Shares	Value (000s)
Australia - 1.2%
Bapcor Ltd.	8,839,382	$42,753
Blue Sky Alternative Investments Ltd. (a)	3,155,936	2,704
Inghams Group Ltd. (b)	7,274,630	20,091
Magellan Financial Group Ltd.	1,192,618	22,499
National Storage (REIT) unit	20,935,348	25,277
Rio Tinto Ltd.	4,010	217

TOTAL AUSTRALIA		113,541

Austria - 1.4%
Erste Group Bank AG	1,778,600	72,523
Wienerberger AG	2,708,000	62,326

TOTAL AUSTRIA		134,849

Bailiwick of Jersey - 0.3%
Glencore Xstrata PLC	6,935,113	28,264
Belgium - 1.0%
KBC Groep NV	1,403,659	96,822
Bermuda - 0.6%
Hiscox Ltd.	2,788,120	58,018
Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,074,800	51,329
Cenovus Energy, Inc. (Canada)	3,258,400	27,573
Constellation Software, Inc.	74,900	51,548
Suncor Energy, Inc.	2,122,800	71,209

TOTAL CANADA		201,659

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	284,700	40,507
ENN Energy Holdings Ltd.	3,407,500	28,961
Meituan Dianping Class B	5,958,244	34,669

TOTAL CAYMAN ISLANDS		104,137

China - 0.3%
Qingdao Port International Co. Ltd. (a)(c)	11,047,000	6,480
Shanghai International Airport Co. Ltd. (A Shares)	2,634,600	18,714

TOTAL CHINA		25,194

Denmark - 1.0%
Netcompany Group A/S	916,278	30,304
Novo Nordisk A/S Series B	953,445	41,176
Novozymes A/S Series B	389,400	19,243

TOTAL DENMARK		90,723

Finland - 0.4%
Sampo Oyj (A Shares)	917,500	42,254
France - 8.7%
ALTEN	343,360	33,115
Capgemini SA	751,250	91,898
Cegedim SA (a)	577,424	14,454
Elis SA	1,912,711	38,627
LVMH Moet Hennessy - Louis Vuitton SA	246,433	74,769
Sartorius Stedim Biotech	312,490	38,792
SMCP S.A.S. (c)	1,005,880	23,812
Societe Generale Series A	1,519,483	55,701
Thales SA	447,762	57,309
Total SA	4,726,358	277,323
VINCI SA (b)	1,340,505	119,304

TOTAL FRANCE		825,104

Germany - 10.2%
adidas AG	458,206	107,949
Akasol AG	280,077	12,927
Allianz SE	392,900	81,849
Aumann AG (c)	118,851	5,869
Deutsche Borse AG	162,981	20,596
Deutsche Post AG	2,286,440	72,195
Fresenius SE & Co. KGaA	1,181,000	75,059
Instone Real Estate Group BV (c)	1,005,000	23,574
JOST Werke AG (c)	218,300	7,616
Linde PLC	600,446	98,512
MTU Aero Engines Holdings AG	390,800	83,128
Muenchener Rueckversicherungs AG	212,900	45,805
Nexus AG	598,705	16,343
Rational AG	36,405	21,112
Rheinmetall AG	300,500	26,051
SAP SE	1,631,171	174,655
Vonovia SE	959,200	43,914
Wirecard AG	274,800	51,481

TOTAL GERMANY		968,635

Hong Kong - 1.8%
AIA Group Ltd.	16,381,000	123,976
Techtronic Industries Co. Ltd.	10,497,500	49,128

TOTAL HONG KONG		173,104

India - 3.1%
Avenue Supermarts Ltd. (a)(c)	595,148	10,766
HDFC Bank Ltd.	1,783,391	46,297
HDFC Bank Ltd. sponsored ADR	955,784	84,979
Housing Development Finance Corp. Ltd.	4,738,215	113,346
Sunteck Realty Ltd. (a)	3,638,783	15,948
TCNS Clothing Co. Ltd. (a)	2,290,991	19,143

TOTAL INDIA		290,479

Ireland - 3.0%
Cairn Homes PLC (a)	24,761,863	39,770
CRH PLC	1,072,547	31,992
Dalata Hotel Group PLC	6,380,738	39,532
DCC PLC (United Kingdom)	234,900	20,162
Glenveagh Properties PLC (c)	18,258,476	17,289
Green REIT PLC	9,492,200	15,675
Kerry Group PLC Class A	575,200	58,961
Ryanair Holdings PLC sponsored ADR (a)	340,266	28,174
United Drug PLC (United Kingdom)	3,890,900	31,432

TOTAL IRELAND		282,987

Italy - 0.7%
Prada SpA	4,817,375	17,016
Recordati SpA	1,498,900	50,796

TOTAL ITALY		67,812

Japan - 14.0%
AEON Financial Service Co. Ltd.	1,567,500	30,785
Hoya Corp.	1,803,500	102,518
Keyence Corp.	161,620	79,209
Mercari, Inc. (a)(b)	186,200	4,713
Minebea Mitsumi, Inc.	3,146,200	48,131
Misumi Group, Inc.	1,127,900	22,651
Mitsubishi UFJ Financial Group, Inc.	13,512,400	81,784
Monex Group, Inc. (b)	3,474,649	13,703
Morinaga & Co. Ltd.	572,700	23,018
Murata Manufacturing Co. Ltd.	203,800	31,003
Nidec Corp.	355,700	45,678
Nitori Holdings Co. Ltd.	503,400	65,738
ORIX Corp.	8,623,800	140,705
Panasonic Corp.	6,347,500	68,118
Recruit Holdings Co. Ltd.	942,500	25,296
Relo Group, Inc.	2,647,500	62,554
Shiseido Co. Ltd.	236,100	14,897
SMC Corp.	232,200	74,392
SoftBank Corp.	837,600	66,287
Sony Corp.	2,455,200	132,867
Takeda Pharmaceutical Co. Ltd.	1,170,300	48,520
Tsuruha Holdings, Inc.	481,100	50,142
VT Holdings Co. Ltd.	496,700	2,069
Welcia Holdings Co. Ltd.	1,710,100	87,297
Zozo, Inc.	494,200	11,909

TOTAL JAPAN		1,333,984

Korea (South) - 0.5%
Cafe24 Corp. (a)	223,645	21,659
Hyundai Fire & Marine Insurance Co. Ltd.	331,774	12,154
KB Financial Group, Inc.	437,375	18,191

TOTAL KOREA (SOUTH)		52,004

Netherlands - 5.2%
Adyen BV (c)	113,603	73,485
ASML Holding NV (Netherlands)	579,200	99,764
Basic-Fit NV (a)(c)	573,600	16,535
IMCD Group BV	777,945	52,824
Koninklijke Philips Electronics NV	2,812,269	104,886
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,572,632	138,240
Van Lanschot NV (Bearer)	221,500	5,432

TOTAL NETHERLANDS		491,166

New Zealand - 1.3%
EBOS Group Ltd.	3,124,713	42,493
Fisher & Paykel Healthcare Corp.	3,760,394	33,372
Ryman Healthcare Group Ltd.	6,308,132	49,808

TOTAL NEW ZEALAND		125,673

Norway - 2.6%
Equinor ASA	9,619,813	250,258
Spain - 4.0%
Aedas Homes SAU (c)	402,926	10,424
Amadeus IT Holding SA Class A	810,800	65,368
CaixaBank SA (b)	32,146,733	130,089
Grifols SA ADR	2,966,058	60,567
Masmovil Ibercom SA (a)	536,548	69,645
Neinor Homes SLU (a)(c)	732,900	11,788
Prosegur Cash SA (c)	4,229,512	8,383
Zardoya Otis SA	3,001,173	20,566

TOTAL SPAIN		376,830

Sweden - 2.6%
ASSA ABLOY AB (B Shares)	3,408,900	67,806
HEXPOL AB (B Shares)	1,854,700	17,166
Indutrade AB	2,158,900	51,807
Saab AB (B Shares)	783,100	30,687
Svenska Cellulosa AB (SCA) (B Shares)	4,064,100	38,469
Telefonaktiebolaget LM Ericsson (B Shares)	4,514,200	39,304

TOTAL SWEDEN		245,239

Switzerland - 8.5%
Credit Suisse Group AG	2,446,505	31,985
Forbo Holding AG (Reg.)	19,930	29,267
Julius Baer Group Ltd.	857,090	39,087
Kaba Holding AG (B Shares) (Reg.)	41,000	29,595
Lonza Group AG	259,158	81,493
Nestle SA (Reg. S)	2,839,470	239,717
Partners Group Holding AG	106,960	76,199
Roche Holding AG (participation certificate)	801,468	195,047
Schindler Holding AG (participation certificate)	168,047	35,440
UBS Group AG	3,674,380	51,404

TOTAL SWITZERLAND		809,234

United Kingdom - 10.7%
Anglo American PLC (United Kingdom)	1,430,245	30,625
AstraZeneca PLC (United Kingdom)	2,369,091	181,211
Beazley PLC	4,167,000	28,096
BHP Billiton PLC	3,499,778	69,816
Big Yellow Group PLC	2,523,600	27,821
British American Tobacco PLC:
(United Kingdom)	1,513,778	65,623
sponsored ADR	419,000	18,185
Bunzl PLC	2,743,559	81,043
Compass Group PLC	2,420,296	47,642
Conviviality PLC (d)	5,464,968	0
Cranswick PLC	1,414,158	52,239
Dechra Pharmaceuticals PLC	1,370,476	40,045
JTC PLC	3,846,100	16,469
Keywords Studios PLC	627,800	10,994
LivaNova PLC (a)	363,102	40,664
London Stock Exchange Group PLC	1,209,936	66,733
Melrose Industries PLC	11,062,816	23,848
Micro Focus International PLC	3,041,005	47,142
Moneysupermarket.com Group PLC	835	3
NCC Group Ltd.	9,063,500	22,776
Reckitt Benckiser Group PLC	449,822	36,374
Rio Tinto PLC	936,125	45,450
Senior Engineering Group PLC	7,063,700	24,649
St. James's Place Capital PLC	2,486,954	32,217
Standard Chartered PLC (United Kingdom)	63,290	445
The Weir Group PLC	585,500	11,869

TOTAL UNITED KINGDOM		1,021,979

United States of America - 0.8%
International Flavors & Fragrances, Inc. (Israel)	209,161	30,200
Marsh & McLennan Companies, Inc.	516,900	43,807

TOTAL UNITED STATES OF AMERICA		74,007

TOTAL COMMON STOCKS
(Cost $7,415,622)		8,283,956
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.99% to 2.3% 11/1/18 to 1/31/19(e)
(Cost $13,725)	13,770	13,725
	Shares	Value (000s)

Money Market Funds - 14.7%
Fidelity Cash Central Fund, 2.23% (f)	1,172,025,582	1,172,260
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	225,820,857	225,843
TOTAL MONEY MARKET FUNDS
(Cost $1,398,103)		1,398,103
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $8,827,450)		9,695,784
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(180,375)
NET ASSETS - 100%		$9,515,409

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	2,383	Dec. 2018	$346,568	$(7,547)	$(7,547)

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $216,021,000 or 2.3% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,725,000.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$11,311
Fidelity Securities Lending Cash Central Fund	3,292
Total	$14,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a),(b)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Rex Bionics PLC	$30	$--	$0	$--	$(3,941)	$3,911	$--
Total	$30	$--	$0	$--	$(3,941)	$3,911	$--

 (a) Values shown as $0 may reflect amounts less than $500.

 (b) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$135,932	$69,645	$66,287	$--
Consumer Discretionary	911,006	600,583	310,423	--
Consumer Staples	856,113	361,262	494,851	0
Energy	626,363	349,040	277,323	--
Financials	1,793,549	1,287,970	505,579	--
Health Care	1,248,676	602,777	645,899	--
Industrials	1,143,407	810,675	332,732	--
Information Technology	923,705	562,840	360,865	--
Materials	373,768	226,510	147,258	--
Real Estate	242,476	242,476	--	--
Utilities	28,961	28,961	--	--
Government Obligations	13,725	--	13,725	--
Money Market Funds	1,398,103	1,398,103	--	--
Total Investments in Securities:	$9,695,784	$6,540,842	$3,154,942	$0
Derivative Instruments:
Liabilities
Futures Contracts	$(7,547)	$(7,547)	$--	$--
Total Liabilities	$(7,547)	$(7,547)	$--	$--
Total Derivative Instruments:	$(7,547)	$(7,547)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$465,253
Level 2 to Level 1	$999,772

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$0	$(7,547)
Total Equity Risk	0	(7,547)
Total Value of Derivatives	$0	$(7,547)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $215,012) — See accompanying schedule: Unaffiliated issuers (cost $7,429,347)	$8,297,681
Fidelity Central Funds (cost $1,398,103)	1,398,103
Total Investment in Securities (cost $8,827,450)		$9,695,784
Foreign currency held at value (cost $821)		818
Receivable for investments sold		7,222
Receivable for fund shares sold		17,779
Dividends receivable		22,808
Distributions receivable from Fidelity Central Funds		2,215
Receivable for daily variation margin on futures contracts		6,547
Prepaid expenses		20
Other receivables		4,016
Total assets		9,757,209
Liabilities
Payable for investments purchased	$31
Payable for fund shares redeemed	8,363
Accrued management fee	4,872
Distribution and service plan fees payable	72
Other affiliated payables	1,317
Other payables and accrued expenses	1,304
Collateral on securities loaned	225,841
Total liabilities		241,800
Net Assets		$9,515,409
Net Assets consist of:
Paid in capital		$8,369,714
Total distributable earnings (loss)		1,145,695
Net Assets		$9,515,409
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($190,720 ÷ 4,769.1 shares)		$39.99
Maximum offering price per share (100/94.25 of $39.99)		$42.43
Class M:
Net Asset Value and redemption price per share ($27,840 ÷ 701.0 shares)		$39.71
Maximum offering price per share (100/96.50 of $39.71)		$41.15
Class C:
Net Asset Value and offering price per share ($21,537 ÷ 547.8 shares)(a)		$39.32
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,514,516 ÷ 161,559.9 shares)		$40.32
Class K:
Net Asset Value, offering price and redemption price per share ($2,063,585 ÷ 51,271.1 shares)		$40.25
Class I:
Net Asset Value, offering price and redemption price per share ($579,134 ÷ 14,400.3 shares)		$40.22
Class Z:
Net Asset Value, offering price and redemption price per share ($118,077 ÷ 2,935.8 shares)		$40.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$225,604
Interest		143
Income from Fidelity Central Funds		14,603
Income before foreign taxes withheld		240,350
Less foreign taxes withheld		(22,110)
Total income		218,240
Expenses
Management fee
Basic fee	$71,011
Performance adjustment	2,254
Transfer agent fees	14,527
Distribution and service plan fees	1,011
Accounting and security lending fees	1,828
Custodian fees and expenses	1,634
Independent trustees' fees and expenses	53
Registration fees	184
Audit	115
Legal	30
Miscellaneous	74
Total expenses before reductions	92,721
Expense reductions	(1,283)
Total expenses after reductions		91,438
Net investment income (loss)		126,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	278,786
Fidelity Central Funds	25
Other affiliated issuers	(3,941)
Foreign currency transactions	(1,188)
Futures contracts	4,030
Total net realized gain (loss)		277,712
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,409,375)
Fidelity Central Funds	8
Other affiliated issuers	3,911
Assets and liabilities in foreign currencies	(510)
Futures contracts	(24,387)
Total change in net unrealized appreciation (depreciation)		(1,430,353)
Net gain (loss)		(1,152,641)
Net increase (decrease) in net assets resulting from operations		$(1,025,839)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,802	$118,923
Net realized gain (loss)	277,712	1,030,476
Change in net unrealized appreciation (depreciation)	(1,430,353)	1,102,421
Net increase (decrease) in net assets resulting from operations	(1,025,839)	2,251,820
Distributions to shareholders	(535,941)	–
Distributions to shareholders from net investment income	–	(150,174)
Distributions to shareholders from net realized gain	–	(11,939)
Total distributions	(535,941)	(162,113)
Share transactions - net increase (decrease)	427,927	(822,002)
Redemption fees	–	9
Total increase (decrease) in net assets	(1,133,853)	1,267,714
Net Assets
Beginning of period	10,649,262	9,381,548
End of period	$9,515,409	$10,649,262
Other Information
Undistributed net investment income end of period		$108,446

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.66	$37.60	$39.78	$38.70	$39.49
Income from Investment Operations
Net investment income (loss)A	.37	.36	.47B	.40C	.53D
Net realized and unrealized gain (loss)	(4.87)	9.22	(2.38)	.79	(.67)
Total from investment operations	(4.50)	9.58	(1.91)	1.19	(.14)
Distributions from net investment income	(.34)	(.47)	(.27)	(.11)	(.33)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.17)	(.52)	(.27)E	(.11)	(.65)F
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G
Net asset value, end of period	$39.99	$46.66	$37.60	$39.78	$38.70
Total ReturnH,I	(10.11)%	25.87%	(4.83)%	3.09%	(.36)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.22%	1.29%	1.35%	1.33%	1.28%
Expenses net of fee waivers, if any	1.22%	1.29%	1.35%	1.33%	1.28%
Expenses net of all reductions	1.21%	1.27%	1.34%	1.32%	1.28%
Net investment income (loss)	.83%	.88%	1.26%B	1.00%C	1.35%D
Supplemental Data
Net assets, end of period (in millions)	$191	$248	$236	$283	$297
Portfolio turnover rateL	45%M	42%	50%M	60%M	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.35	$37.34	$39.51	$38.43	$39.23
Income from Investment Operations
Net investment income (loss)A	.27	.26	.38B	.30C	.44D
Net realized and unrealized gain (loss)	(4.84)	9.17	(2.37)	.80	(.68)
Total from investment operations	(4.57)	9.43	(1.99)	1.10	(.24)
Distributions from net investment income	(.24)	(.37)	(.17)	(.02)	(.25)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.07)	(.42)	(.18)	(.02)	(.56)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$39.71	$46.35	$37.34	$39.51	$38.43
Total ReturnF,G	(10.31)%	25.57%	(5.07)%	2.86%	(.60)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.46%	1.53%	1.58%	1.57%	1.51%
Expenses net of fee waivers, if any	1.46%	1.52%	1.58%	1.57%	1.51%
Expenses net of all reductions	1.45%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.59%	.64%	1.02%B	.76%C	1.11%D
Supplemental Data
Net assets, end of period (in millions)	$28	$35	$35	$43	$49
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$45.94	$36.96	$39.14	$38.25	$39.07
Income from Investment Operations
Net investment income (loss)A	.02	.04	.19B	.10C	.23D
Net realized and unrealized gain (loss)	(4.79)	9.12	(2.37)	.79	(.66)
Total from investment operations	(4.77)	9.16	(2.18)	.89	(.43)
Distributions from net investment income	(.02)	(.13)	–	–	(.08)
Distributions from net realized gain	(1.83)	(.05)	–	–	(.31)
Total distributions	(1.85)	(.18)	–	–	(.39)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$39.32	$45.94	$36.96	$39.14	$38.25
Total ReturnF,G	(10.80)%	24.93%	(5.57)%	2.33%	(1.10)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.00%	2.05%	2.10%	2.09%	2.03%
Expenses net of fee waivers, if any	2.00%	2.05%	2.10%	2.09%	2.03%
Expenses net of all reductions	1.99%	2.04%	2.09%	2.08%	2.02%
Net investment income (loss)	.05%	.11%	.50%B	.24%C	.60%D
Supplemental Data
Net assets, end of period (in millions)	$22	$28	$26	$32	$35
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$47.04	$37.91	$40.12	$39.03	$39.82
Income from Investment Operations
Net investment income (loss)A	.53	.50	.61B	.54C	.67D
Net realized and unrealized gain (loss)	(4.92)	9.29	(2.41)	.81	(.68)
Total from investment operations	(4.39)	9.79	(1.80)	1.35	(.01)
Distributions from net investment income	(.50)	(.61)	(.41)	(.26)	(.47)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.33)	(.66)	(.41)E	(.26)	(.78)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.32	$47.04	$37.91	$40.12	$39.03
Total ReturnG	(9.81)%	26.33%	(4.53)%	3.47%	(.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.94%	1.00%	.99%	.93%
Expenses net of fee waivers, if any	.88%	.94%	1.00%	.99%	.93%
Expenses net of all reductions	.87%	.92%	.99%	.98%	.93%
Net investment income (loss)	1.17%	1.22%	1.61%B	1.34%C	1.69%D
Supplemental Data
Net assets, end of period (in millions)	$6,515	$7,351	$6,421	$7,209	$7,464
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.96	$37.86	$40.06	$38.97	$39.76
Income from Investment Operations
Net investment income (loss)A	.58	.55	.66B	.59C	.72D
Net realized and unrealized gain (loss)	(4.90)	9.26	(2.39)	.81	(.67)
Total from investment operations	(4.32)	9.81	(1.73)	1.40	.05
Distributions from net investment income	(.55)	(.66)	(.46)	(.31)	(.53)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.39)E	(.71)	(.47)	(.31)	(.84)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.25	$46.96	$37.86	$40.06	$38.97
Total ReturnG	(9.70)%	26.47%	(4.38)%	3.61%	.13%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.82%	.86%	.86%	.80%
Expenses net of fee waivers, if any	.77%	.82%	.86%	.86%	.80%
Expenses net of all reductions	.76%	.80%	.85%	.85%	.79%
Net investment income (loss)	1.29%	1.35%	1.74%B	1.47%C	1.83%D
Supplemental Data
Net assets, end of period (in millions)	$2,064	$2,228	$1,880	$2,308	$2,464
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Total distributions of $2.39 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $1.832 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.92	$37.82	$40.03	$38.96	$39.76
Income from Investment Operations
Net investment income (loss)A	.52	.49	.61B	.53C	.67D
Net realized and unrealized gain (loss)	(4.90)	9.27	(2.40)	.80	(.68)
Total from investment operations	(4.38)	9.76	(1.79)	1.33	(.01)
Distributions from net investment income	(.49)	(.61)	(.42)	(.26)	(.48)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.32)	(.66)	(.42)E	(.26)	(.79)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.22	$46.92	$37.82	$40.03	$38.96
Total ReturnG	(9.81)%	26.29%	(4.52)%	3.44%	(.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.96%	1.00%	1.00%	.93%
Expenses net of fee waivers, if any	.91%	.96%	1.00%	.99%	.93%
Expenses net of all reductions	.90%	.94%	.99%	.98%	.93%
Net investment income (loss)	1.15%	1.21%	1.60%B	1.33%C	1.69%D
Supplemental Data
Net assets, end of period (in millions)	$579	$658	$745	$1,061	$650
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.92	$37.84	$40.03	$38.96	$39.77
Income from Investment Operations
Net investment income (loss)A	.58	.56	.66B	.59C	.72D
Net realized and unrealized gain (loss)	(4.89)	9.24	(2.38)	.80	(.68)
Total from investment operations	(4.31)	9.80	(1.72)	1.39	.04
Distributions from net investment income	(.56)	(.67)	(.46)	(.32)	(.54)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.39)	(.72)	(.47)	(.32)	(.85)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$40.22	$46.92	$37.84	$40.03	$38.96
Total ReturnF	(9.68)%	26.44%	(4.36)%	3.58%	.12%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.82%	.86%	.86%	.80%
Expenses net of fee waivers, if any	.77%	.82%	.86%	.86%	.80%
Expenses net of all reductions	.76%	.80%	.85%	.85%	.79%
Net investment income (loss)	1.29%	1.35%	1.74%B	1.47%C	1.83%D
Supplemental Data
Net assets, end of period (in millions)	$118	$101	$38	$30	$35
Portfolio turnover rateI	45%J	42%	50%J	60%J	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $533 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,387,775
Gross unrealized depreciation	(552,589)
Net unrealized appreciation (depreciation)	$835,186
Tax Cost	$8,853,051

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$100,442
Undistributed long-term capital gain	$212,907
Net unrealized appreciation (depreciation) on securities and other investments	$832,878

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$123,038	$ 162,113
Long-term Capital Gains	412,903	–
Total	$535,941	$ 162,113

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,496,106 and $5,146,595, respectively.

Redemptions In-Kind. During the period, 2,145 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $96,039. The net realized gain of $24,574 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$579	$12
Class M	.25%	.25%	167	1
Class C	.75%	.25%	265	24
			$1,011	$37

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$38
Class M	3
Class C(a)	4
$45

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$570.25
Class M	79.24
Class C	74.28
International Discovery	11,513.16
Class K	1,059.05
Class I	1,178.19
Class Z	54.05
	$14,527

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,292, including less than five hundred dollars from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,174 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $108.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$11,257	$–
Class M	1,557	–
Class C	1,132	–
International Discovery	368,791	–
Class K	115,669	–
Class I	32,390	–
Class Z	5,145	–
Total	$535,941	$–
From net investment income
Class A	$–	$2,894
Class M	–	333
Class C	–	92
International Discovery	–	102,284
Class K	–	32,411
Class I	–	11,493
Class Z	–	667
Total	$–	$150,174
From net realized gain
Class A	$–	$302
Class M	–	44
Class C	–	33
International Discovery	–	8,190
Class K	–	2,392
Class I	–	929
Class Z	–	49
Total	$–	$11,939

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	601	712	$27,288	$29,106
Reinvestment of distributions	252	87	11,177	3,152
Shares redeemed	(1,390)	(1,774)	(62,507)	(71,253)
Net increase (decrease)	(537)	(975)	$(24,042)	$(38,995)
Class M
Shares sold	91	80	$4,077	$3,246
Reinvestment of distributions	35	10	1,549	365
Shares redeemed	(177)	(274)	(7,916)	(10,830)
Net increase (decrease)	(51)	(184)	$(2,290)	$(7,219)
Class C
Shares sold	57	83	$2,552	$3,499
Reinvestment of distributions	25	3	1,083	116
Shares redeemed	(152)	(174)	(6,753)	(6,878)
Net increase (decrease)	(70)	(88)	$(3,118)	$(3,263)
International Discovery
Shares sold	18,511	19,989	$834,070	$812,564
Reinvestment of distributions	7,869	2,884	351,491	105,223
Shares redeemed	(21,100)	(35,967)	(952,137)	(1,442,640)
Net increase (decrease)	5,280	(13,094)	$233,424	$(524,853)
Class K
Shares sold	15,085	10,877	$683,626	$448,875
Reinvestment of distributions	2,597	957	115,669	34,802
Shares redeemed	(13,867)(a)	(14,039)	(624,849)(a)	(560,342)
Net increase (decrease)	3,815	(2,205)	$174,446	$(76,665)
Class I
Shares sold	3,244	3,202	$143,374	$130,302
Reinvestment of distributions	224	82	9,992	2,985
Shares redeemed	(3,099)	(8,961)	(138,824)	(349,072)
Net increase (decrease)	369	(5,677)	$14,542	$(215,785)
Class Z
Shares sold	1,231	1,483	$55,218	$58,502
Reinvestment of distributions	67	20	2,993	716
Shares redeemed	(517)	(351)	(23,246)	(14,440)
Net increase (decrease)	781	1,152	$34,965	$44,778

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.16%
Actual		$1,000.00	$886.50	$5.52
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Class M	1.41%
Actual		$1,000.00	$885.40	$6.70
Hypothetical-C		$1,000.00	$1,018.10	$7.17
Class C	1.95%
Actual		$1,000.00	$883.20	$9.26
Hypothetical-C		$1,000.00	$1,015.38	$9.91
International Discovery	.83%
Actual		$1,000.00	$888.10	$3.95
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class K	.72%
Actual		$1,000.00	$888.70	$3.43
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Class I	.86%
Actual		$1,000.00	$888.10	$4.09
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Class Z	.73%
Actual		$1,000.00	$888.60	$3.48
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/10/18	12/07/18	$0.327	$0.913
Class M	12/10/18	12/07/18	$0.222	$0.913
Class C	12/10/18	12/07/18	$0.000	$0.913
International Discovery	12/10/18	12/07/18	$0.491	$0.913
Class K	12/10/18	12/07/18	$0.541	$0.913
Class I	12/10/18	12/07/18	$0.481	$0.913
Class Z	12/10/18	12/07/18	$0.542	$0.913

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $245,764,979, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class C designates 9%; International Discovery designates 2%; Class K designates 1%; Class I designates 2% and Class Z designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/11/17	$0.4263	$0.0563
Class M	12/11/17	$0.3263	$0.0563
Class C	12/11/17	$0.1083	$0.0563
International Discovery	12/11/17	$0.5883	$0.0563
Class K	12/11/17	$0.6403	$0.0563
Class I	12/11/17	$0.5763	$0.0563
Class Z	12/11/17	$0.6413	$0.0563

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Discovery Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AID-ANN-1218
1.806659.113

Fidelity® International Discovery Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund	(9.81)%	2.39%	7.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$20,330	Fidelity® International Discovery Fund
$19,780	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, lagging the -6.65% return of the MSCI EAFE Index. Security selection, notably in the consumer staples and industrials sectors, detracted from relative performance. Geographically, positioning in emerging markets and stock picks in the U.K. and Japan caused the fund to lag the index. Individual disappointments included software company Micro Focus International and food and alcoholic drinks distributor Conviviality, both based in the U.K. Micro Focus’s shares returned -53% for the period because synergies from a recent acquisition have not materialized as fast as investors expected. Conviviality, a non-benchmark position, faced financial distress and went into bankruptcy. In Japan, an average overweighting in semiconductor manufacturer Renesas Electronics hurt, as excess industry capacity and weakening demand from end markets pressured the stock. We no longer owned Renesas at period end. Conversely, security selection in Europe Ex U.K., the U.S. and materials aided relative performance. Individual contributors included Norway-based exploration and production company Equinor (formerly Statoil), a top holding that gained from higher oil prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	17.6%
United Kingdom	10.7%
Germany	10.2%
United States of America*	10.1%
France	8.7%
Switzerland	8.5%
Netherlands	5.2%
Spain	4.0%
India	3.1%
Other	21.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Equity Futures	90.7
Short-Term Investments and Net Other Assets (Liabilities)	9.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	2.9
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	2.6
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
SAP SE (Germany, Software)	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.5
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.4
Sony Corp. (Japan, Household Durables)	1.4
HDFC Bank Ltd. (India, Banks)	1.4
19.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	18.8
Health Care	13.3
Industrials	12.4
Information Technology	9.7
Consumer Discretionary	9.5
Consumer Staples	8.8
Energy	6.6
Materials	3.9
Real Estate	2.7
Communication Services	1.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 87.1%
	Shares	Value (000s)
Australia - 1.2%
Bapcor Ltd.	8,839,382	$42,753
Blue Sky Alternative Investments Ltd. (a)	3,155,936	2,704
Inghams Group Ltd. (b)	7,274,630	20,091
Magellan Financial Group Ltd.	1,192,618	22,499
National Storage (REIT) unit	20,935,348	25,277
Rio Tinto Ltd.	4,010	217

TOTAL AUSTRALIA		113,541

Austria - 1.4%
Erste Group Bank AG	1,778,600	72,523
Wienerberger AG	2,708,000	62,326

TOTAL AUSTRIA		134,849

Bailiwick of Jersey - 0.3%
Glencore Xstrata PLC	6,935,113	28,264
Belgium - 1.0%
KBC Groep NV	1,403,659	96,822
Bermuda - 0.6%
Hiscox Ltd.	2,788,120	58,018
Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,074,800	51,329
Cenovus Energy, Inc. (Canada)	3,258,400	27,573
Constellation Software, Inc.	74,900	51,548
Suncor Energy, Inc.	2,122,800	71,209

TOTAL CANADA		201,659

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	284,700	40,507
ENN Energy Holdings Ltd.	3,407,500	28,961
Meituan Dianping Class B	5,958,244	34,669

TOTAL CAYMAN ISLANDS		104,137

China - 0.3%
Qingdao Port International Co. Ltd. (a)(c)	11,047,000	6,480
Shanghai International Airport Co. Ltd. (A Shares)	2,634,600	18,714

TOTAL CHINA		25,194

Denmark - 1.0%
Netcompany Group A/S	916,278	30,304
Novo Nordisk A/S Series B	953,445	41,176
Novozymes A/S Series B	389,400	19,243

TOTAL DENMARK		90,723

Finland - 0.4%
Sampo Oyj (A Shares)	917,500	42,254
France - 8.7%
ALTEN	343,360	33,115
Capgemini SA	751,250	91,898
Cegedim SA (a)	577,424	14,454
Elis SA	1,912,711	38,627
LVMH Moet Hennessy - Louis Vuitton SA	246,433	74,769
Sartorius Stedim Biotech	312,490	38,792
SMCP S.A.S. (c)	1,005,880	23,812
Societe Generale Series A	1,519,483	55,701
Thales SA	447,762	57,309
Total SA	4,726,358	277,323
VINCI SA (b)	1,340,505	119,304

TOTAL FRANCE		825,104

Germany - 10.2%
adidas AG	458,206	107,949
Akasol AG	280,077	12,927
Allianz SE	392,900	81,849
Aumann AG (c)	118,851	5,869
Deutsche Borse AG	162,981	20,596
Deutsche Post AG	2,286,440	72,195
Fresenius SE & Co. KGaA	1,181,000	75,059
Instone Real Estate Group BV (c)	1,005,000	23,574
JOST Werke AG (c)	218,300	7,616
Linde PLC	600,446	98,512
MTU Aero Engines Holdings AG	390,800	83,128
Muenchener Rueckversicherungs AG	212,900	45,805
Nexus AG	598,705	16,343
Rational AG	36,405	21,112
Rheinmetall AG	300,500	26,051
SAP SE	1,631,171	174,655
Vonovia SE	959,200	43,914
Wirecard AG	274,800	51,481

TOTAL GERMANY		968,635

Hong Kong - 1.8%
AIA Group Ltd.	16,381,000	123,976
Techtronic Industries Co. Ltd.	10,497,500	49,128

TOTAL HONG KONG		173,104

India - 3.1%
Avenue Supermarts Ltd. (a)(c)	595,148	10,766
HDFC Bank Ltd.	1,783,391	46,297
HDFC Bank Ltd. sponsored ADR	955,784	84,979
Housing Development Finance Corp. Ltd.	4,738,215	113,346
Sunteck Realty Ltd. (a)	3,638,783	15,948
TCNS Clothing Co. Ltd. (a)	2,290,991	19,143

TOTAL INDIA		290,479

Ireland - 3.0%
Cairn Homes PLC (a)	24,761,863	39,770
CRH PLC	1,072,547	31,992
Dalata Hotel Group PLC	6,380,738	39,532
DCC PLC (United Kingdom)	234,900	20,162
Glenveagh Properties PLC (c)	18,258,476	17,289
Green REIT PLC	9,492,200	15,675
Kerry Group PLC Class A	575,200	58,961
Ryanair Holdings PLC sponsored ADR (a)	340,266	28,174
United Drug PLC (United Kingdom)	3,890,900	31,432

TOTAL IRELAND		282,987

Italy - 0.7%
Prada SpA	4,817,375	17,016
Recordati SpA	1,498,900	50,796

TOTAL ITALY		67,812

Japan - 14.0%
AEON Financial Service Co. Ltd.	1,567,500	30,785
Hoya Corp.	1,803,500	102,518
Keyence Corp.	161,620	79,209
Mercari, Inc. (a)(b)	186,200	4,713
Minebea Mitsumi, Inc.	3,146,200	48,131
Misumi Group, Inc.	1,127,900	22,651
Mitsubishi UFJ Financial Group, Inc.	13,512,400	81,784
Monex Group, Inc. (b)	3,474,649	13,703
Morinaga & Co. Ltd.	572,700	23,018
Murata Manufacturing Co. Ltd.	203,800	31,003
Nidec Corp.	355,700	45,678
Nitori Holdings Co. Ltd.	503,400	65,738
ORIX Corp.	8,623,800	140,705
Panasonic Corp.	6,347,500	68,118
Recruit Holdings Co. Ltd.	942,500	25,296
Relo Group, Inc.	2,647,500	62,554
Shiseido Co. Ltd.	236,100	14,897
SMC Corp.	232,200	74,392
SoftBank Corp.	837,600	66,287
Sony Corp.	2,455,200	132,867
Takeda Pharmaceutical Co. Ltd.	1,170,300	48,520
Tsuruha Holdings, Inc.	481,100	50,142
VT Holdings Co. Ltd.	496,700	2,069
Welcia Holdings Co. Ltd.	1,710,100	87,297
Zozo, Inc.	494,200	11,909

TOTAL JAPAN		1,333,984

Korea (South) - 0.5%
Cafe24 Corp. (a)	223,645	21,659
Hyundai Fire & Marine Insurance Co. Ltd.	331,774	12,154
KB Financial Group, Inc.	437,375	18,191

TOTAL KOREA (SOUTH)		52,004

Netherlands - 5.2%
Adyen BV (c)	113,603	73,485
ASML Holding NV (Netherlands)	579,200	99,764
Basic-Fit NV (a)(c)	573,600	16,535
IMCD Group BV	777,945	52,824
Koninklijke Philips Electronics NV	2,812,269	104,886
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,572,632	138,240
Van Lanschot NV (Bearer)	221,500	5,432

TOTAL NETHERLANDS		491,166

New Zealand - 1.3%
EBOS Group Ltd.	3,124,713	42,493
Fisher & Paykel Healthcare Corp.	3,760,394	33,372
Ryman Healthcare Group Ltd.	6,308,132	49,808

TOTAL NEW ZEALAND		125,673

Norway - 2.6%
Equinor ASA	9,619,813	250,258
Spain - 4.0%
Aedas Homes SAU (c)	402,926	10,424
Amadeus IT Holding SA Class A	810,800	65,368
CaixaBank SA (b)	32,146,733	130,089
Grifols SA ADR	2,966,058	60,567
Masmovil Ibercom SA (a)	536,548	69,645
Neinor Homes SLU (a)(c)	732,900	11,788
Prosegur Cash SA (c)	4,229,512	8,383
Zardoya Otis SA	3,001,173	20,566

TOTAL SPAIN		376,830

Sweden - 2.6%
ASSA ABLOY AB (B Shares)	3,408,900	67,806
HEXPOL AB (B Shares)	1,854,700	17,166
Indutrade AB	2,158,900	51,807
Saab AB (B Shares)	783,100	30,687
Svenska Cellulosa AB (SCA) (B Shares)	4,064,100	38,469
Telefonaktiebolaget LM Ericsson (B Shares)	4,514,200	39,304

TOTAL SWEDEN		245,239

Switzerland - 8.5%
Credit Suisse Group AG	2,446,505	31,985
Forbo Holding AG (Reg.)	19,930	29,267
Julius Baer Group Ltd.	857,090	39,087
Kaba Holding AG (B Shares) (Reg.)	41,000	29,595
Lonza Group AG	259,158	81,493
Nestle SA (Reg. S)	2,839,470	239,717
Partners Group Holding AG	106,960	76,199
Roche Holding AG (participation certificate)	801,468	195,047
Schindler Holding AG (participation certificate)	168,047	35,440
UBS Group AG	3,674,380	51,404

TOTAL SWITZERLAND		809,234

United Kingdom - 10.7%
Anglo American PLC (United Kingdom)	1,430,245	30,625
AstraZeneca PLC (United Kingdom)	2,369,091	181,211
Beazley PLC	4,167,000	28,096
BHP Billiton PLC	3,499,778	69,816
Big Yellow Group PLC	2,523,600	27,821
British American Tobacco PLC:
(United Kingdom)	1,513,778	65,623
sponsored ADR	419,000	18,185
Bunzl PLC	2,743,559	81,043
Compass Group PLC	2,420,296	47,642
Conviviality PLC (d)	5,464,968	0
Cranswick PLC	1,414,158	52,239
Dechra Pharmaceuticals PLC	1,370,476	40,045
JTC PLC	3,846,100	16,469
Keywords Studios PLC	627,800	10,994
LivaNova PLC (a)	363,102	40,664
London Stock Exchange Group PLC	1,209,936	66,733
Melrose Industries PLC	11,062,816	23,848
Micro Focus International PLC	3,041,005	47,142
Moneysupermarket.com Group PLC	835	3
NCC Group Ltd.	9,063,500	22,776
Reckitt Benckiser Group PLC	449,822	36,374
Rio Tinto PLC	936,125	45,450
Senior Engineering Group PLC	7,063,700	24,649
St. James's Place Capital PLC	2,486,954	32,217
Standard Chartered PLC (United Kingdom)	63,290	445
The Weir Group PLC	585,500	11,869

TOTAL UNITED KINGDOM		1,021,979

United States of America - 0.8%
International Flavors & Fragrances, Inc. (Israel)	209,161	30,200
Marsh & McLennan Companies, Inc.	516,900	43,807

TOTAL UNITED STATES OF AMERICA		74,007

TOTAL COMMON STOCKS
(Cost $7,415,622)		8,283,956
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.99% to 2.3% 11/1/18 to 1/31/19(e)
(Cost $13,725)	13,770	13,725
	Shares	Value (000s)

Money Market Funds - 14.7%
Fidelity Cash Central Fund, 2.23% (f)	1,172,025,582	1,172,260
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	225,820,857	225,843
TOTAL MONEY MARKET FUNDS
(Cost $1,398,103)		1,398,103
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $8,827,450)		9,695,784
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(180,375)
NET ASSETS - 100%		$9,515,409

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	2,383	Dec. 2018	$346,568	$(7,547)	$(7,547)

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $216,021,000 or 2.3% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,725,000.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$11,311
Fidelity Securities Lending Cash Central Fund	3,292
Total	$14,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a),(b)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Rex Bionics PLC	$30	$--	$0	$--	$(3,941)	$3,911	$--
Total	$30	$--	$0	$--	$(3,941)	$3,911	$--

 (a) Values shown as $0 may reflect amounts less than $500.

 (b) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$135,932	$69,645	$66,287	$--
Consumer Discretionary	911,006	600,583	310,423	--
Consumer Staples	856,113	361,262	494,851	0
Energy	626,363	349,040	277,323	--
Financials	1,793,549	1,287,970	505,579	--
Health Care	1,248,676	602,777	645,899	--
Industrials	1,143,407	810,675	332,732	--
Information Technology	923,705	562,840	360,865	--
Materials	373,768	226,510	147,258	--
Real Estate	242,476	242,476	--	--
Utilities	28,961	28,961	--	--
Government Obligations	13,725	--	13,725	--
Money Market Funds	1,398,103	1,398,103	--	--
Total Investments in Securities:	$9,695,784	$6,540,842	$3,154,942	$0
Derivative Instruments:
Liabilities
Futures Contracts	$(7,547)	$(7,547)	$--	$--
Total Liabilities	$(7,547)	$(7,547)	$--	$--
Total Derivative Instruments:	$(7,547)	$(7,547)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$465,253
Level 2 to Level 1	$999,772

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$0	$(7,547)
Total Equity Risk	0	(7,547)
Total Value of Derivatives	$0	$(7,547)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $215,012) — See accompanying schedule: Unaffiliated issuers (cost $7,429,347)	$8,297,681
Fidelity Central Funds (cost $1,398,103)	1,398,103
Total Investment in Securities (cost $8,827,450)		$9,695,784
Foreign currency held at value (cost $821)		818
Receivable for investments sold		7,222
Receivable for fund shares sold		17,779
Dividends receivable		22,808
Distributions receivable from Fidelity Central Funds		2,215
Receivable for daily variation margin on futures contracts		6,547
Prepaid expenses		20
Other receivables		4,016
Total assets		9,757,209
Liabilities
Payable for investments purchased	$31
Payable for fund shares redeemed	8,363
Accrued management fee	4,872
Distribution and service plan fees payable	72
Other affiliated payables	1,317
Other payables and accrued expenses	1,304
Collateral on securities loaned	225,841
Total liabilities		241,800
Net Assets		$9,515,409
Net Assets consist of:
Paid in capital		$8,369,714
Total distributable earnings (loss)		1,145,695
Net Assets		$9,515,409
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($190,720 ÷ 4,769.1 shares)		$39.99
Maximum offering price per share (100/94.25 of $39.99)		$42.43
Class M:
Net Asset Value and redemption price per share ($27,840 ÷ 701.0 shares)		$39.71
Maximum offering price per share (100/96.50 of $39.71)		$41.15
Class C:
Net Asset Value and offering price per share ($21,537 ÷ 547.8 shares)(a)		$39.32
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,514,516 ÷ 161,559.9 shares)		$40.32
Class K:
Net Asset Value, offering price and redemption price per share ($2,063,585 ÷ 51,271.1 shares)		$40.25
Class I:
Net Asset Value, offering price and redemption price per share ($579,134 ÷ 14,400.3 shares)		$40.22
Class Z:
Net Asset Value, offering price and redemption price per share ($118,077 ÷ 2,935.8 shares)		$40.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$225,604
Interest		143
Income from Fidelity Central Funds		14,603
Income before foreign taxes withheld		240,350
Less foreign taxes withheld		(22,110)
Total income		218,240
Expenses
Management fee
Basic fee	$71,011
Performance adjustment	2,254
Transfer agent fees	14,527
Distribution and service plan fees	1,011
Accounting and security lending fees	1,828
Custodian fees and expenses	1,634
Independent trustees' fees and expenses	53
Registration fees	184
Audit	115
Legal	30
Miscellaneous	74
Total expenses before reductions	92,721
Expense reductions	(1,283)
Total expenses after reductions		91,438
Net investment income (loss)		126,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	278,786
Fidelity Central Funds	25
Other affiliated issuers	(3,941)
Foreign currency transactions	(1,188)
Futures contracts	4,030
Total net realized gain (loss)		277,712
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,409,375)
Fidelity Central Funds	8
Other affiliated issuers	3,911
Assets and liabilities in foreign currencies	(510)
Futures contracts	(24,387)
Total change in net unrealized appreciation (depreciation)		(1,430,353)
Net gain (loss)		(1,152,641)
Net increase (decrease) in net assets resulting from operations		$(1,025,839)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,802	$118,923
Net realized gain (loss)	277,712	1,030,476
Change in net unrealized appreciation (depreciation)	(1,430,353)	1,102,421
Net increase (decrease) in net assets resulting from operations	(1,025,839)	2,251,820
Distributions to shareholders	(535,941)	–
Distributions to shareholders from net investment income	–	(150,174)
Distributions to shareholders from net realized gain	–	(11,939)
Total distributions	(535,941)	(162,113)
Share transactions - net increase (decrease)	427,927	(822,002)
Redemption fees	–	9
Total increase (decrease) in net assets	(1,133,853)	1,267,714
Net Assets
Beginning of period	10,649,262	9,381,548
End of period	$9,515,409	$10,649,262
Other Information
Undistributed net investment income end of period		$108,446

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.66	$37.60	$39.78	$38.70	$39.49
Income from Investment Operations
Net investment income (loss)A	.37	.36	.47B	.40C	.53D
Net realized and unrealized gain (loss)	(4.87)	9.22	(2.38)	.79	(.67)
Total from investment operations	(4.50)	9.58	(1.91)	1.19	(.14)
Distributions from net investment income	(.34)	(.47)	(.27)	(.11)	(.33)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.17)	(.52)	(.27)E	(.11)	(.65)F
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G
Net asset value, end of period	$39.99	$46.66	$37.60	$39.78	$38.70
Total ReturnH,I	(10.11)%	25.87%	(4.83)%	3.09%	(.36)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.22%	1.29%	1.35%	1.33%	1.28%
Expenses net of fee waivers, if any	1.22%	1.29%	1.35%	1.33%	1.28%
Expenses net of all reductions	1.21%	1.27%	1.34%	1.32%	1.28%
Net investment income (loss)	.83%	.88%	1.26%B	1.00%C	1.35%D
Supplemental Data
Net assets, end of period (in millions)	$191	$248	$236	$283	$297
Portfolio turnover rateL	45%M	42%	50%M	60%M	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.35	$37.34	$39.51	$38.43	$39.23
Income from Investment Operations
Net investment income (loss)A	.27	.26	.38B	.30C	.44D
Net realized and unrealized gain (loss)	(4.84)	9.17	(2.37)	.80	(.68)
Total from investment operations	(4.57)	9.43	(1.99)	1.10	(.24)
Distributions from net investment income	(.24)	(.37)	(.17)	(.02)	(.25)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.07)	(.42)	(.18)	(.02)	(.56)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$39.71	$46.35	$37.34	$39.51	$38.43
Total ReturnF,G	(10.31)%	25.57%	(5.07)%	2.86%	(.60)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.46%	1.53%	1.58%	1.57%	1.51%
Expenses net of fee waivers, if any	1.46%	1.52%	1.58%	1.57%	1.51%
Expenses net of all reductions	1.45%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.59%	.64%	1.02%B	.76%C	1.11%D
Supplemental Data
Net assets, end of period (in millions)	$28	$35	$35	$43	$49
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$45.94	$36.96	$39.14	$38.25	$39.07
Income from Investment Operations
Net investment income (loss)A	.02	.04	.19B	.10C	.23D
Net realized and unrealized gain (loss)	(4.79)	9.12	(2.37)	.79	(.66)
Total from investment operations	(4.77)	9.16	(2.18)	.89	(.43)
Distributions from net investment income	(.02)	(.13)	–	–	(.08)
Distributions from net realized gain	(1.83)	(.05)	–	–	(.31)
Total distributions	(1.85)	(.18)	–	–	(.39)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$39.32	$45.94	$36.96	$39.14	$38.25
Total ReturnF,G	(10.80)%	24.93%	(5.57)%	2.33%	(1.10)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.00%	2.05%	2.10%	2.09%	2.03%
Expenses net of fee waivers, if any	2.00%	2.05%	2.10%	2.09%	2.03%
Expenses net of all reductions	1.99%	2.04%	2.09%	2.08%	2.02%
Net investment income (loss)	.05%	.11%	.50%B	.24%C	.60%D
Supplemental Data
Net assets, end of period (in millions)	$22	$28	$26	$32	$35
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$47.04	$37.91	$40.12	$39.03	$39.82
Income from Investment Operations
Net investment income (loss)A	.53	.50	.61B	.54C	.67D
Net realized and unrealized gain (loss)	(4.92)	9.29	(2.41)	.81	(.68)
Total from investment operations	(4.39)	9.79	(1.80)	1.35	(.01)
Distributions from net investment income	(.50)	(.61)	(.41)	(.26)	(.47)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.33)	(.66)	(.41)E	(.26)	(.78)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.32	$47.04	$37.91	$40.12	$39.03
Total ReturnG	(9.81)%	26.33%	(4.53)%	3.47%	(.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.94%	1.00%	.99%	.93%
Expenses net of fee waivers, if any	.88%	.94%	1.00%	.99%	.93%
Expenses net of all reductions	.87%	.92%	.99%	.98%	.93%
Net investment income (loss)	1.17%	1.22%	1.61%B	1.34%C	1.69%D
Supplemental Data
Net assets, end of period (in millions)	$6,515	$7,351	$6,421	$7,209	$7,464
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.96	$37.86	$40.06	$38.97	$39.76
Income from Investment Operations
Net investment income (loss)A	.58	.55	.66B	.59C	.72D
Net realized and unrealized gain (loss)	(4.90)	9.26	(2.39)	.81	(.67)
Total from investment operations	(4.32)	9.81	(1.73)	1.40	.05
Distributions from net investment income	(.55)	(.66)	(.46)	(.31)	(.53)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.39)E	(.71)	(.47)	(.31)	(.84)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.25	$46.96	$37.86	$40.06	$38.97
Total ReturnG	(9.70)%	26.47%	(4.38)%	3.61%	.13%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.82%	.86%	.86%	.80%
Expenses net of fee waivers, if any	.77%	.82%	.86%	.86%	.80%
Expenses net of all reductions	.76%	.80%	.85%	.85%	.79%
Net investment income (loss)	1.29%	1.35%	1.74%B	1.47%C	1.83%D
Supplemental Data
Net assets, end of period (in millions)	$2,064	$2,228	$1,880	$2,308	$2,464
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Total distributions of $2.39 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $1.832 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.92	$37.82	$40.03	$38.96	$39.76
Income from Investment Operations
Net investment income (loss)A	.52	.49	.61B	.53C	.67D
Net realized and unrealized gain (loss)	(4.90)	9.27	(2.40)	.80	(.68)
Total from investment operations	(4.38)	9.76	(1.79)	1.33	(.01)
Distributions from net investment income	(.49)	(.61)	(.42)	(.26)	(.48)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.32)	(.66)	(.42)E	(.26)	(.79)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.22	$46.92	$37.82	$40.03	$38.96
Total ReturnG	(9.81)%	26.29%	(4.52)%	3.44%	(.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.96%	1.00%	1.00%	.93%
Expenses net of fee waivers, if any	.91%	.96%	1.00%	.99%	.93%
Expenses net of all reductions	.90%	.94%	.99%	.98%	.93%
Net investment income (loss)	1.15%	1.21%	1.60%B	1.33%C	1.69%D
Supplemental Data
Net assets, end of period (in millions)	$579	$658	$745	$1,061	$650
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.92	$37.84	$40.03	$38.96	$39.77
Income from Investment Operations
Net investment income (loss)A	.58	.56	.66B	.59C	.72D
Net realized and unrealized gain (loss)	(4.89)	9.24	(2.38)	.80	(.68)
Total from investment operations	(4.31)	9.80	(1.72)	1.39	.04
Distributions from net investment income	(.56)	(.67)	(.46)	(.32)	(.54)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.39)	(.72)	(.47)	(.32)	(.85)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$40.22	$46.92	$37.84	$40.03	$38.96
Total ReturnF	(9.68)%	26.44%	(4.36)%	3.58%	.12%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.82%	.86%	.86%	.80%
Expenses net of fee waivers, if any	.77%	.82%	.86%	.86%	.80%
Expenses net of all reductions	.76%	.80%	.85%	.85%	.79%
Net investment income (loss)	1.29%	1.35%	1.74%B	1.47%C	1.83%D
Supplemental Data
Net assets, end of period (in millions)	$118	$101	$38	$30	$35
Portfolio turnover rateI	45%J	42%	50%J	60%J	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $533 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,387,775
Gross unrealized depreciation	(552,589)
Net unrealized appreciation (depreciation)	$835,186
Tax Cost	$8,853,051

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$100,442
Undistributed long-term capital gain	$212,907
Net unrealized appreciation (depreciation) on securities and other investments	$832,878

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$123,038	$ 162,113
Long-term Capital Gains	412,903	–
Total	$535,941	$ 162,113

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,496,106 and $5,146,595, respectively.

Redemptions In-Kind. During the period, 2,145 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $96,039. The net realized gain of $24,574 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$579	$12
Class M	.25%	.25%	167	1
Class C	.75%	.25%	265	24
			$1,011	$37

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$38
Class M	3
Class C(a)	4
$45

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$570.25
Class M	79.24
Class C	74.28
International Discovery	11,513.16
Class K	1,059.05
Class I	1,178.19
Class Z	54.05
	$14,527

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,292, including less than five hundred dollars from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,174 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $108.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$11,257	$–
Class M	1,557	–
Class C	1,132	–
International Discovery	368,791	–
Class K	115,669	–
Class I	32,390	–
Class Z	5,145	–
Total	$535,941	$–
From net investment income
Class A	$–	$2,894
Class M	–	333
Class C	–	92
International Discovery	–	102,284
Class K	–	32,411
Class I	–	11,493
Class Z	–	667
Total	$–	$150,174
From net realized gain
Class A	$–	$302
Class M	–	44
Class C	–	33
International Discovery	–	8,190
Class K	–	2,392
Class I	–	929
Class Z	–	49
Total	$–	$11,939

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	601	712	$27,288	$29,106
Reinvestment of distributions	252	87	11,177	3,152
Shares redeemed	(1,390)	(1,774)	(62,507)	(71,253)
Net increase (decrease)	(537)	(975)	$(24,042)	$(38,995)
Class M
Shares sold	91	80	$4,077	$3,246
Reinvestment of distributions	35	10	1,549	365
Shares redeemed	(177)	(274)	(7,916)	(10,830)
Net increase (decrease)	(51)	(184)	$(2,290)	$(7,219)
Class C
Shares sold	57	83	$2,552	$3,499
Reinvestment of distributions	25	3	1,083	116
Shares redeemed	(152)	(174)	(6,753)	(6,878)
Net increase (decrease)	(70)	(88)	$(3,118)	$(3,263)
International Discovery
Shares sold	18,511	19,989	$834,070	$812,564
Reinvestment of distributions	7,869	2,884	351,491	105,223
Shares redeemed	(21,100)	(35,967)	(952,137)	(1,442,640)
Net increase (decrease)	5,280	(13,094)	$233,424	$(524,853)
Class K
Shares sold	15,085	10,877	$683,626	$448,875
Reinvestment of distributions	2,597	957	115,669	34,802
Shares redeemed	(13,867)(a)	(14,039)	(624,849)(a)	(560,342)
Net increase (decrease)	3,815	(2,205)	$174,446	$(76,665)
Class I
Shares sold	3,244	3,202	$143,374	$130,302
Reinvestment of distributions	224	82	9,992	2,985
Shares redeemed	(3,099)	(8,961)	(138,824)	(349,072)
Net increase (decrease)	369	(5,677)	$14,542	$(215,785)
Class Z
Shares sold	1,231	1,483	$55,218	$58,502
Reinvestment of distributions	67	20	2,993	716
Shares redeemed	(517)	(351)	(23,246)	(14,440)
Net increase (decrease)	781	1,152	$34,965	$44,778

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.16%
Actual		$1,000.00	$886.50	$5.52
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Class M	1.41%
Actual		$1,000.00	$885.40	$6.70
Hypothetical-C		$1,000.00	$1,018.10	$7.17
Class C	1.95%
Actual		$1,000.00	$883.20	$9.26
Hypothetical-C		$1,000.00	$1,015.38	$9.91
International Discovery	.83%
Actual		$1,000.00	$888.10	$3.95
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class K	.72%
Actual		$1,000.00	$888.70	$3.43
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Class I	.86%
Actual		$1,000.00	$888.10	$4.09
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Class Z	.73%
Actual		$1,000.00	$888.60	$3.48
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/10/18	12/07/18	$0.327	$0.913
Class M	12/10/18	12/07/18	$0.222	$0.913
Class C	12/10/18	12/07/18	$0.000	$0.913
International Discovery	12/10/18	12/07/18	$0.491	$0.913
Class K	12/10/18	12/07/18	$0.541	$0.913
Class I	12/10/18	12/07/18	$0.481	$0.913
Class Z	12/10/18	12/07/18	$0.542	$0.913

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $245,764,979, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class C designates 9%; International Discovery designates 2%; Class K designates 1%; Class I designates 2% and Class Z designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/11/17	$0.4263	$0.0563
Class M	12/11/17	$0.3263	$0.0563
Class C	12/11/17	$0.1083	$0.0563
International Discovery	12/11/17	$0.5883	$0.0563
Class K	12/11/17	$0.6403	$0.0563
Class I	12/11/17	$0.5763	$0.0563
Class Z	12/11/17	$0.6413	$0.0563

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Discovery Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IGI-ANN-1218
1.807258.114

Fidelity® International Discovery Fund Class K Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	(9.70)%	2.53%	7.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$20,661	Fidelity® International Discovery Fund - Class K
$19,780	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -10% to -11%, lagging the -6.65% return of the MSCI EAFE Index. Security selection, notably in the consumer staples and industrials sectors, detracted from relative performance. Geographically, positioning in emerging markets and stock picks in the U.K. and Japan caused the fund to lag the index. Individual disappointments included software company Micro Focus International and food and alcoholic drinks distributor Conviviality, both based in the U.K. Micro Focus’s shares returned -53% for the period because synergies from a recent acquisition have not materialized as fast as investors expected. Conviviality, a non-benchmark position, faced financial distress and went into bankruptcy. In Japan, an average overweighting in semiconductor manufacturer Renesas Electronics hurt, as excess industry capacity and weakening demand from end markets pressured the stock. We no longer owned Renesas at period end. Conversely, security selection in Europe Ex U.K., the U.S. and materials aided relative performance. Individual contributors included Norway-based exploration and production company Equinor (formerly Statoil), a top holding that gained from higher oil prices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	17.6%
United Kingdom	10.7%
Germany	10.2%
United States of America*	10.1%
France	8.7%
Switzerland	8.5%
Netherlands	5.2%
Spain	4.0%
India	3.1%
Other	21.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Equity Futures	90.7
Short-Term Investments and Net Other Assets (Liabilities)	9.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	2.9
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	2.6
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
SAP SE (Germany, Software)	1.8
ORIX Corp. (Japan, Diversified Financial Services)	1.5
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.4
Sony Corp. (Japan, Household Durables)	1.4
HDFC Bank Ltd. (India, Banks)	1.4
19.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	18.8
Health Care	13.3
Industrials	12.4
Information Technology	9.7
Consumer Discretionary	9.5
Consumer Staples	8.8
Energy	6.6
Materials	3.9
Real Estate	2.7
Communication Services	1.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 87.1%
	Shares	Value (000s)
Australia - 1.2%
Bapcor Ltd.	8,839,382	$42,753
Blue Sky Alternative Investments Ltd. (a)	3,155,936	2,704
Inghams Group Ltd. (b)	7,274,630	20,091
Magellan Financial Group Ltd.	1,192,618	22,499
National Storage (REIT) unit	20,935,348	25,277
Rio Tinto Ltd.	4,010	217

TOTAL AUSTRALIA		113,541

Austria - 1.4%
Erste Group Bank AG	1,778,600	72,523
Wienerberger AG	2,708,000	62,326

TOTAL AUSTRIA		134,849

Bailiwick of Jersey - 0.3%
Glencore Xstrata PLC	6,935,113	28,264
Belgium - 1.0%
KBC Groep NV	1,403,659	96,822
Bermuda - 0.6%
Hiscox Ltd.	2,788,120	58,018
Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,074,800	51,329
Cenovus Energy, Inc. (Canada)	3,258,400	27,573
Constellation Software, Inc.	74,900	51,548
Suncor Energy, Inc.	2,122,800	71,209

TOTAL CANADA		201,659

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	284,700	40,507
ENN Energy Holdings Ltd.	3,407,500	28,961
Meituan Dianping Class B	5,958,244	34,669

TOTAL CAYMAN ISLANDS		104,137

China - 0.3%
Qingdao Port International Co. Ltd. (a)(c)	11,047,000	6,480
Shanghai International Airport Co. Ltd. (A Shares)	2,634,600	18,714

TOTAL CHINA		25,194

Denmark - 1.0%
Netcompany Group A/S	916,278	30,304
Novo Nordisk A/S Series B	953,445	41,176
Novozymes A/S Series B	389,400	19,243

TOTAL DENMARK		90,723

Finland - 0.4%
Sampo Oyj (A Shares)	917,500	42,254
France - 8.7%
ALTEN	343,360	33,115
Capgemini SA	751,250	91,898
Cegedim SA (a)	577,424	14,454
Elis SA	1,912,711	38,627
LVMH Moet Hennessy - Louis Vuitton SA	246,433	74,769
Sartorius Stedim Biotech	312,490	38,792
SMCP S.A.S. (c)	1,005,880	23,812
Societe Generale Series A	1,519,483	55,701
Thales SA	447,762	57,309
Total SA	4,726,358	277,323
VINCI SA (b)	1,340,505	119,304

TOTAL FRANCE		825,104

Germany - 10.2%
adidas AG	458,206	107,949
Akasol AG	280,077	12,927
Allianz SE	392,900	81,849
Aumann AG (c)	118,851	5,869
Deutsche Borse AG	162,981	20,596
Deutsche Post AG	2,286,440	72,195
Fresenius SE & Co. KGaA	1,181,000	75,059
Instone Real Estate Group BV (c)	1,005,000	23,574
JOST Werke AG (c)	218,300	7,616
Linde PLC	600,446	98,512
MTU Aero Engines Holdings AG	390,800	83,128
Muenchener Rueckversicherungs AG	212,900	45,805
Nexus AG	598,705	16,343
Rational AG	36,405	21,112
Rheinmetall AG	300,500	26,051
SAP SE	1,631,171	174,655
Vonovia SE	959,200	43,914
Wirecard AG	274,800	51,481

TOTAL GERMANY		968,635

Hong Kong - 1.8%
AIA Group Ltd.	16,381,000	123,976
Techtronic Industries Co. Ltd.	10,497,500	49,128

TOTAL HONG KONG		173,104

India - 3.1%
Avenue Supermarts Ltd. (a)(c)	595,148	10,766
HDFC Bank Ltd.	1,783,391	46,297
HDFC Bank Ltd. sponsored ADR	955,784	84,979
Housing Development Finance Corp. Ltd.	4,738,215	113,346
Sunteck Realty Ltd. (a)	3,638,783	15,948
TCNS Clothing Co. Ltd. (a)	2,290,991	19,143

TOTAL INDIA		290,479

Ireland - 3.0%
Cairn Homes PLC (a)	24,761,863	39,770
CRH PLC	1,072,547	31,992
Dalata Hotel Group PLC	6,380,738	39,532
DCC PLC (United Kingdom)	234,900	20,162
Glenveagh Properties PLC (c)	18,258,476	17,289
Green REIT PLC	9,492,200	15,675
Kerry Group PLC Class A	575,200	58,961
Ryanair Holdings PLC sponsored ADR (a)	340,266	28,174
United Drug PLC (United Kingdom)	3,890,900	31,432

TOTAL IRELAND		282,987

Italy - 0.7%
Prada SpA	4,817,375	17,016
Recordati SpA	1,498,900	50,796

TOTAL ITALY		67,812

Japan - 14.0%
AEON Financial Service Co. Ltd.	1,567,500	30,785
Hoya Corp.	1,803,500	102,518
Keyence Corp.	161,620	79,209
Mercari, Inc. (a)(b)	186,200	4,713
Minebea Mitsumi, Inc.	3,146,200	48,131
Misumi Group, Inc.	1,127,900	22,651
Mitsubishi UFJ Financial Group, Inc.	13,512,400	81,784
Monex Group, Inc. (b)	3,474,649	13,703
Morinaga & Co. Ltd.	572,700	23,018
Murata Manufacturing Co. Ltd.	203,800	31,003
Nidec Corp.	355,700	45,678
Nitori Holdings Co. Ltd.	503,400	65,738
ORIX Corp.	8,623,800	140,705
Panasonic Corp.	6,347,500	68,118
Recruit Holdings Co. Ltd.	942,500	25,296
Relo Group, Inc.	2,647,500	62,554
Shiseido Co. Ltd.	236,100	14,897
SMC Corp.	232,200	74,392
SoftBank Corp.	837,600	66,287
Sony Corp.	2,455,200	132,867
Takeda Pharmaceutical Co. Ltd.	1,170,300	48,520
Tsuruha Holdings, Inc.	481,100	50,142
VT Holdings Co. Ltd.	496,700	2,069
Welcia Holdings Co. Ltd.	1,710,100	87,297
Zozo, Inc.	494,200	11,909

TOTAL JAPAN		1,333,984

Korea (South) - 0.5%
Cafe24 Corp. (a)	223,645	21,659
Hyundai Fire & Marine Insurance Co. Ltd.	331,774	12,154
KB Financial Group, Inc.	437,375	18,191

TOTAL KOREA (SOUTH)		52,004

Netherlands - 5.2%
Adyen BV (c)	113,603	73,485
ASML Holding NV (Netherlands)	579,200	99,764
Basic-Fit NV (a)(c)	573,600	16,535
IMCD Group BV	777,945	52,824
Koninklijke Philips Electronics NV	2,812,269	104,886
Unilever NV (Certificaten Van Aandelen) (Bearer)	2,572,632	138,240
Van Lanschot NV (Bearer)	221,500	5,432

TOTAL NETHERLANDS		491,166

New Zealand - 1.3%
EBOS Group Ltd.	3,124,713	42,493
Fisher & Paykel Healthcare Corp.	3,760,394	33,372
Ryman Healthcare Group Ltd.	6,308,132	49,808

TOTAL NEW ZEALAND		125,673

Norway - 2.6%
Equinor ASA	9,619,813	250,258
Spain - 4.0%
Aedas Homes SAU (c)	402,926	10,424
Amadeus IT Holding SA Class A	810,800	65,368
CaixaBank SA (b)	32,146,733	130,089
Grifols SA ADR	2,966,058	60,567
Masmovil Ibercom SA (a)	536,548	69,645
Neinor Homes SLU (a)(c)	732,900	11,788
Prosegur Cash SA (c)	4,229,512	8,383
Zardoya Otis SA	3,001,173	20,566

TOTAL SPAIN		376,830

Sweden - 2.6%
ASSA ABLOY AB (B Shares)	3,408,900	67,806
HEXPOL AB (B Shares)	1,854,700	17,166
Indutrade AB	2,158,900	51,807
Saab AB (B Shares)	783,100	30,687
Svenska Cellulosa AB (SCA) (B Shares)	4,064,100	38,469
Telefonaktiebolaget LM Ericsson (B Shares)	4,514,200	39,304

TOTAL SWEDEN		245,239

Switzerland - 8.5%
Credit Suisse Group AG	2,446,505	31,985
Forbo Holding AG (Reg.)	19,930	29,267
Julius Baer Group Ltd.	857,090	39,087
Kaba Holding AG (B Shares) (Reg.)	41,000	29,595
Lonza Group AG	259,158	81,493
Nestle SA (Reg. S)	2,839,470	239,717
Partners Group Holding AG	106,960	76,199
Roche Holding AG (participation certificate)	801,468	195,047
Schindler Holding AG (participation certificate)	168,047	35,440
UBS Group AG	3,674,380	51,404

TOTAL SWITZERLAND		809,234

United Kingdom - 10.7%
Anglo American PLC (United Kingdom)	1,430,245	30,625
AstraZeneca PLC (United Kingdom)	2,369,091	181,211
Beazley PLC	4,167,000	28,096
BHP Billiton PLC	3,499,778	69,816
Big Yellow Group PLC	2,523,600	27,821
British American Tobacco PLC:
(United Kingdom)	1,513,778	65,623
sponsored ADR	419,000	18,185
Bunzl PLC	2,743,559	81,043
Compass Group PLC	2,420,296	47,642
Conviviality PLC (d)	5,464,968	0
Cranswick PLC	1,414,158	52,239
Dechra Pharmaceuticals PLC	1,370,476	40,045
JTC PLC	3,846,100	16,469
Keywords Studios PLC	627,800	10,994
LivaNova PLC (a)	363,102	40,664
London Stock Exchange Group PLC	1,209,936	66,733
Melrose Industries PLC	11,062,816	23,848
Micro Focus International PLC	3,041,005	47,142
Moneysupermarket.com Group PLC	835	3
NCC Group Ltd.	9,063,500	22,776
Reckitt Benckiser Group PLC	449,822	36,374
Rio Tinto PLC	936,125	45,450
Senior Engineering Group PLC	7,063,700	24,649
St. James's Place Capital PLC	2,486,954	32,217
Standard Chartered PLC (United Kingdom)	63,290	445
The Weir Group PLC	585,500	11,869

TOTAL UNITED KINGDOM		1,021,979

United States of America - 0.8%
International Flavors & Fragrances, Inc. (Israel)	209,161	30,200
Marsh & McLennan Companies, Inc.	516,900	43,807

TOTAL UNITED STATES OF AMERICA		74,007

TOTAL COMMON STOCKS
(Cost $7,415,622)		8,283,956
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.99% to 2.3% 11/1/18 to 1/31/19(e)
(Cost $13,725)	13,770	13,725
	Shares	Value (000s)

Money Market Funds - 14.7%
Fidelity Cash Central Fund, 2.23% (f)	1,172,025,582	1,172,260
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	225,820,857	225,843
TOTAL MONEY MARKET FUNDS
(Cost $1,398,103)		1,398,103
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $8,827,450)		9,695,784
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(180,375)
NET ASSETS - 100%		$9,515,409

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	2,383	Dec. 2018	$346,568	$(7,547)	$(7,547)

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $216,021,000 or 2.3% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,725,000.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$11,311
Fidelity Securities Lending Cash Central Fund	3,292
Total	$14,603

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a),(b)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Rex Bionics PLC	$30	$--	$0	$--	$(3,941)	$3,911	$--
Total	$30	$--	$0	$--	$(3,941)	$3,911	$--

 (a) Values shown as $0 may reflect amounts less than $500.

 (b) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$135,932	$69,645	$66,287	$--
Consumer Discretionary	911,006	600,583	310,423	--
Consumer Staples	856,113	361,262	494,851	0
Energy	626,363	349,040	277,323	--
Financials	1,793,549	1,287,970	505,579	--
Health Care	1,248,676	602,777	645,899	--
Industrials	1,143,407	810,675	332,732	--
Information Technology	923,705	562,840	360,865	--
Materials	373,768	226,510	147,258	--
Real Estate	242,476	242,476	--	--
Utilities	28,961	28,961	--	--
Government Obligations	13,725	--	13,725	--
Money Market Funds	1,398,103	1,398,103	--	--
Total Investments in Securities:	$9,695,784	$6,540,842	$3,154,942	$0
Derivative Instruments:
Liabilities
Futures Contracts	$(7,547)	$(7,547)	$--	$--
Total Liabilities	$(7,547)	$(7,547)	$--	$--
Total Derivative Instruments:	$(7,547)	$(7,547)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$465,253
Level 2 to Level 1	$999,772

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$0	$(7,547)
Total Equity Risk	0	(7,547)
Total Value of Derivatives	$0	$(7,547)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $215,012) — See accompanying schedule: Unaffiliated issuers (cost $7,429,347)	$8,297,681
Fidelity Central Funds (cost $1,398,103)	1,398,103
Total Investment in Securities (cost $8,827,450)		$9,695,784
Foreign currency held at value (cost $821)		818
Receivable for investments sold		7,222
Receivable for fund shares sold		17,779
Dividends receivable		22,808
Distributions receivable from Fidelity Central Funds		2,215
Receivable for daily variation margin on futures contracts		6,547
Prepaid expenses		20
Other receivables		4,016
Total assets		9,757,209
Liabilities
Payable for investments purchased	$31
Payable for fund shares redeemed	8,363
Accrued management fee	4,872
Distribution and service plan fees payable	72
Other affiliated payables	1,317
Other payables and accrued expenses	1,304
Collateral on securities loaned	225,841
Total liabilities		241,800
Net Assets		$9,515,409
Net Assets consist of:
Paid in capital		$8,369,714
Total distributable earnings (loss)		1,145,695
Net Assets		$9,515,409
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($190,720 ÷ 4,769.1 shares)		$39.99
Maximum offering price per share (100/94.25 of $39.99)		$42.43
Class M:
Net Asset Value and redemption price per share ($27,840 ÷ 701.0 shares)		$39.71
Maximum offering price per share (100/96.50 of $39.71)		$41.15
Class C:
Net Asset Value and offering price per share ($21,537 ÷ 547.8 shares)(a)		$39.32
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,514,516 ÷ 161,559.9 shares)		$40.32
Class K:
Net Asset Value, offering price and redemption price per share ($2,063,585 ÷ 51,271.1 shares)		$40.25
Class I:
Net Asset Value, offering price and redemption price per share ($579,134 ÷ 14,400.3 shares)		$40.22
Class Z:
Net Asset Value, offering price and redemption price per share ($118,077 ÷ 2,935.8 shares)		$40.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2018
Investment Income
Dividends		$225,604
Interest		143
Income from Fidelity Central Funds		14,603
Income before foreign taxes withheld		240,350
Less foreign taxes withheld		(22,110)
Total income		218,240
Expenses
Management fee
Basic fee	$71,011
Performance adjustment	2,254
Transfer agent fees	14,527
Distribution and service plan fees	1,011
Accounting and security lending fees	1,828
Custodian fees and expenses	1,634
Independent trustees' fees and expenses	53
Registration fees	184
Audit	115
Legal	30
Miscellaneous	74
Total expenses before reductions	92,721
Expense reductions	(1,283)
Total expenses after reductions		91,438
Net investment income (loss)		126,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	278,786
Fidelity Central Funds	25
Other affiliated issuers	(3,941)
Foreign currency transactions	(1,188)
Futures contracts	4,030
Total net realized gain (loss)		277,712
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,409,375)
Fidelity Central Funds	8
Other affiliated issuers	3,911
Assets and liabilities in foreign currencies	(510)
Futures contracts	(24,387)
Total change in net unrealized appreciation (depreciation)		(1,430,353)
Net gain (loss)		(1,152,641)
Net increase (decrease) in net assets resulting from operations		$(1,025,839)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,802	$118,923
Net realized gain (loss)	277,712	1,030,476
Change in net unrealized appreciation (depreciation)	(1,430,353)	1,102,421
Net increase (decrease) in net assets resulting from operations	(1,025,839)	2,251,820
Distributions to shareholders	(535,941)	–
Distributions to shareholders from net investment income	–	(150,174)
Distributions to shareholders from net realized gain	–	(11,939)
Total distributions	(535,941)	(162,113)
Share transactions - net increase (decrease)	427,927	(822,002)
Redemption fees	–	9
Total increase (decrease) in net assets	(1,133,853)	1,267,714
Net Assets
Beginning of period	10,649,262	9,381,548
End of period	$9,515,409	$10,649,262
Other Information
Undistributed net investment income end of period		$108,446

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.66	$37.60	$39.78	$38.70	$39.49
Income from Investment Operations
Net investment income (loss)A	.37	.36	.47B	.40C	.53D
Net realized and unrealized gain (loss)	(4.87)	9.22	(2.38)	.79	(.67)
Total from investment operations	(4.50)	9.58	(1.91)	1.19	(.14)
Distributions from net investment income	(.34)	(.47)	(.27)	(.11)	(.33)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.17)	(.52)	(.27)E	(.11)	(.65)F
Redemption fees added to paid in capitalA	–	–G	–G	–G	–G
Net asset value, end of period	$39.99	$46.66	$37.60	$39.78	$38.70
Total ReturnH,I	(10.11)%	25.87%	(4.83)%	3.09%	(.36)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.22%	1.29%	1.35%	1.33%	1.28%
Expenses net of fee waivers, if any	1.22%	1.29%	1.35%	1.33%	1.28%
Expenses net of all reductions	1.21%	1.27%	1.34%	1.32%	1.28%
Net investment income (loss)	.83%	.88%	1.26%B	1.00%C	1.35%D
Supplemental Data
Net assets, end of period (in millions)	$191	$248	$236	$283	$297
Portfolio turnover rateL	45%M	42%	50%M	60%M	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.35	$37.34	$39.51	$38.43	$39.23
Income from Investment Operations
Net investment income (loss)A	.27	.26	.38B	.30C	.44D
Net realized and unrealized gain (loss)	(4.84)	9.17	(2.37)	.80	(.68)
Total from investment operations	(4.57)	9.43	(1.99)	1.10	(.24)
Distributions from net investment income	(.24)	(.37)	(.17)	(.02)	(.25)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.07)	(.42)	(.18)	(.02)	(.56)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$39.71	$46.35	$37.34	$39.51	$38.43
Total ReturnF,G	(10.31)%	25.57%	(5.07)%	2.86%	(.60)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.46%	1.53%	1.58%	1.57%	1.51%
Expenses net of fee waivers, if any	1.46%	1.52%	1.58%	1.57%	1.51%
Expenses net of all reductions	1.45%	1.51%	1.57%	1.56%	1.51%
Net investment income (loss)	.59%	.64%	1.02%B	.76%C	1.11%D
Supplemental Data
Net assets, end of period (in millions)	$28	$35	$35	$43	$49
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$45.94	$36.96	$39.14	$38.25	$39.07
Income from Investment Operations
Net investment income (loss)A	.02	.04	.19B	.10C	.23D
Net realized and unrealized gain (loss)	(4.79)	9.12	(2.37)	.79	(.66)
Total from investment operations	(4.77)	9.16	(2.18)	.89	(.43)
Distributions from net investment income	(.02)	(.13)	–	–	(.08)
Distributions from net realized gain	(1.83)	(.05)	–	–	(.31)
Total distributions	(1.85)	(.18)	–	–	(.39)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$39.32	$45.94	$36.96	$39.14	$38.25
Total ReturnF,G	(10.80)%	24.93%	(5.57)%	2.33%	(1.10)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.00%	2.05%	2.10%	2.09%	2.03%
Expenses net of fee waivers, if any	2.00%	2.05%	2.10%	2.09%	2.03%
Expenses net of all reductions	1.99%	2.04%	2.09%	2.08%	2.02%
Net investment income (loss)	.05%	.11%	.50%B	.24%C	.60%D
Supplemental Data
Net assets, end of period (in millions)	$22	$28	$26	$32	$35
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$47.04	$37.91	$40.12	$39.03	$39.82
Income from Investment Operations
Net investment income (loss)A	.53	.50	.61B	.54C	.67D
Net realized and unrealized gain (loss)	(4.92)	9.29	(2.41)	.81	(.68)
Total from investment operations	(4.39)	9.79	(1.80)	1.35	(.01)
Distributions from net investment income	(.50)	(.61)	(.41)	(.26)	(.47)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.33)	(.66)	(.41)E	(.26)	(.78)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.32	$47.04	$37.91	$40.12	$39.03
Total ReturnG	(9.81)%	26.33%	(4.53)%	3.47%	(.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.94%	1.00%	.99%	.93%
Expenses net of fee waivers, if any	.88%	.94%	1.00%	.99%	.93%
Expenses net of all reductions	.87%	.92%	.99%	.98%	.93%
Net investment income (loss)	1.17%	1.22%	1.61%B	1.34%C	1.69%D
Supplemental Data
Net assets, end of period (in millions)	$6,515	$7,351	$6,421	$7,209	$7,464
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.96	$37.86	$40.06	$38.97	$39.76
Income from Investment Operations
Net investment income (loss)A	.58	.55	.66B	.59C	.72D
Net realized and unrealized gain (loss)	(4.90)	9.26	(2.39)	.81	(.67)
Total from investment operations	(4.32)	9.81	(1.73)	1.40	.05
Distributions from net investment income	(.55)	(.66)	(.46)	(.31)	(.53)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.39)E	(.71)	(.47)	(.31)	(.84)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.25	$46.96	$37.86	$40.06	$38.97
Total ReturnG	(9.70)%	26.47%	(4.38)%	3.61%	.13%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.82%	.86%	.86%	.80%
Expenses net of fee waivers, if any	.77%	.82%	.86%	.86%	.80%
Expenses net of all reductions	.76%	.80%	.85%	.85%	.79%
Net investment income (loss)	1.29%	1.35%	1.74%B	1.47%C	1.83%D
Supplemental Data
Net assets, end of period (in millions)	$2,064	$2,228	$1,880	$2,308	$2,464
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Total distributions of $2.39 per share is comprised of distributions from net investment income of $.554 and distributions from net realized gain of $1.832 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.92	$37.82	$40.03	$38.96	$39.76
Income from Investment Operations
Net investment income (loss)A	.52	.49	.61B	.53C	.67D
Net realized and unrealized gain (loss)	(4.90)	9.27	(2.40)	.80	(.68)
Total from investment operations	(4.38)	9.76	(1.79)	1.33	(.01)
Distributions from net investment income	(.49)	(.61)	(.42)	(.26)	(.48)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.32)	(.66)	(.42)E	(.26)	(.79)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$40.22	$46.92	$37.82	$40.03	$38.96
Total ReturnG	(9.81)%	26.29%	(4.52)%	3.44%	(.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.91%	.96%	1.00%	1.00%	.93%
Expenses net of fee waivers, if any	.91%	.96%	1.00%	.99%	.93%
Expenses net of all reductions	.90%	.94%	.99%	.98%	.93%
Net investment income (loss)	1.15%	1.21%	1.60%B	1.33%C	1.69%D
Supplemental Data
Net assets, end of period (in millions)	$579	$658	$745	$1,061	$650
Portfolio turnover rateJ	45%K	42%	50%K	60%K	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$46.92	$37.84	$40.03	$38.96	$39.77
Income from Investment Operations
Net investment income (loss)A	.58	.56	.66B	.59C	.72D
Net realized and unrealized gain (loss)	(4.89)	9.24	(2.38)	.80	(.68)
Total from investment operations	(4.31)	9.80	(1.72)	1.39	.04
Distributions from net investment income	(.56)	(.67)	(.46)	(.32)	(.54)
Distributions from net realized gain	(1.83)	(.05)	(.01)	–	(.31)
Total distributions	(2.39)	(.72)	(.47)	(.32)	(.85)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$40.22	$46.92	$37.84	$40.03	$38.96
Total ReturnF	(9.68)%	26.44%	(4.36)%	3.58%	.12%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.82%	.86%	.86%	.80%
Expenses net of fee waivers, if any	.77%	.82%	.86%	.86%	.80%
Expenses net of all reductions	.76%	.80%	.85%	.85%	.79%
Net investment income (loss)	1.29%	1.35%	1.74%B	1.47%C	1.83%D
Supplemental Data
Net assets, end of period (in millions)	$118	$101	$38	$30	$35
Portfolio turnover rateI	45%J	42%	50%J	60%J	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $533 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,387,775
Gross unrealized depreciation	(552,589)
Net unrealized appreciation (depreciation)	$835,186
Tax Cost	$8,853,051

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$100,442
Undistributed long-term capital gain	$212,907
Net unrealized appreciation (depreciation) on securities and other investments	$832,878

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$123,038	$ 162,113
Long-term Capital Gains	412,903	–
Total	$535,941	$ 162,113

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,496,106 and $5,146,595, respectively.

Redemptions In-Kind. During the period, 2,145 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash with a value of $96,039. The net realized gain of $24,574 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$579	$12
Class M	.25%	.25%	167	1
Class C	.75%	.25%	265	24
			$1,011	$37

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$38
Class M	3
Class C(a)	4
$45

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$570.25
Class M	79.24
Class C	74.28
International Discovery	11,513.16
Class K	1,059.05
Class I	1,178.19
Class Z	54.05
	$14,527

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,292, including less than five hundred dollars from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,174 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $108.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$11,257	$–
Class M	1,557	–
Class C	1,132	–
International Discovery	368,791	–
Class K	115,669	–
Class I	32,390	–
Class Z	5,145	–
Total	$535,941	$–
From net investment income
Class A	$–	$2,894
Class M	–	333
Class C	–	92
International Discovery	–	102,284
Class K	–	32,411
Class I	–	11,493
Class Z	–	667
Total	$–	$150,174
From net realized gain
Class A	$–	$302
Class M	–	44
Class C	–	33
International Discovery	–	8,190
Class K	–	2,392
Class I	–	929
Class Z	–	49
Total	$–	$11,939

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	601	712	$27,288	$29,106
Reinvestment of distributions	252	87	11,177	3,152
Shares redeemed	(1,390)	(1,774)	(62,507)	(71,253)
Net increase (decrease)	(537)	(975)	$(24,042)	$(38,995)
Class M
Shares sold	91	80	$4,077	$3,246
Reinvestment of distributions	35	10	1,549	365
Shares redeemed	(177)	(274)	(7,916)	(10,830)
Net increase (decrease)	(51)	(184)	$(2,290)	$(7,219)
Class C
Shares sold	57	83	$2,552	$3,499
Reinvestment of distributions	25	3	1,083	116
Shares redeemed	(152)	(174)	(6,753)	(6,878)
Net increase (decrease)	(70)	(88)	$(3,118)	$(3,263)
International Discovery
Shares sold	18,511	19,989	$834,070	$812,564
Reinvestment of distributions	7,869	2,884	351,491	105,223
Shares redeemed	(21,100)	(35,967)	(952,137)	(1,442,640)
Net increase (decrease)	5,280	(13,094)	$233,424	$(524,853)
Class K
Shares sold	15,085	10,877	$683,626	$448,875
Reinvestment of distributions	2,597	957	115,669	34,802
Shares redeemed	(13,867)(a)	(14,039)	(624,849)(a)	(560,342)
Net increase (decrease)	3,815	(2,205)	$174,446	$(76,665)
Class I
Shares sold	3,244	3,202	$143,374	$130,302
Reinvestment of distributions	224	82	9,992	2,985
Shares redeemed	(3,099)	(8,961)	(138,824)	(349,072)
Net increase (decrease)	369	(5,677)	$14,542	$(215,785)
Class Z
Shares sold	1,231	1,483	$55,218	$58,502
Reinvestment of distributions	67	20	2,993	716
Shares redeemed	(517)	(351)	(23,246)	(14,440)
Net increase (decrease)	781	1,152	$34,965	$44,778

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 11% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 12, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.16%
Actual		$1,000.00	$886.50	$5.52
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Class M	1.41%
Actual		$1,000.00	$885.40	$6.70
Hypothetical-C		$1,000.00	$1,018.10	$7.17
Class C	1.95%
Actual		$1,000.00	$883.20	$9.26
Hypothetical-C		$1,000.00	$1,015.38	$9.91
International Discovery	.83%
Actual		$1,000.00	$888.10	$3.95
Hypothetical-C		$1,000.00	$1,021.02	$4.23
Class K	.72%
Actual		$1,000.00	$888.70	$3.43
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Class I	.86%
Actual		$1,000.00	$888.10	$4.09
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Class Z	.73%
Actual		$1,000.00	$888.60	$3.48
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/10/18	12/07/18	$0.327	$0.913
Class M	12/10/18	12/07/18	$0.222	$0.913
Class C	12/10/18	12/07/18	$0.000	$0.913
International Discovery	12/10/18	12/07/18	$0.491	$0.913
Class K	12/10/18	12/07/18	$0.541	$0.913
Class I	12/10/18	12/07/18	$0.481	$0.913
Class Z	12/10/18	12/07/18	$0.542	$0.913

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $245,764,979, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 2%; Class M designates 3%; Class C designates 9%; International Discovery designates 2%; Class K designates 1%; Class I designates 2% and Class Z designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/11/17	$0.4263	$0.0563
Class M	12/11/17	$0.3263	$0.0563
Class C	12/11/17	$0.1083	$0.0563
International Discovery	12/11/17	$0.5883	$0.0563
Class K	12/11/17	$0.6403	$0.0563
Class I	12/11/17	$0.5763	$0.0563
Class Z	12/11/17	$0.6413	$0.0563

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Discovery Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IGI-K-ANN-1218
1.863307.110

Fidelity® Diversified International K6 Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Life of fundA
Fidelity® Diversified International K6 Fund	(8.83)%	(2.04)%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$9,709	Fidelity® Diversified International K6 Fund
$9,968	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager William Bower:  For the fiscal year, the fund returned -8.83%, trailing the -6.65% return of the benchmark MSCI EAFE Index. Versus the benchmark, security selection – notably in the consumer staples and health care sectors – detracted from performance, as did positioning in financials and energy. Geographically, stock picks in the U.K. and Japan held back the fund's performance versus the index. Individual disappointments included U.K.-based software company Micro Focus International. Shares of the company returned -54% for the period, largely because a recent acquisition proved challenging, with revenue declining faster than anticipated amid heavy sales-force attrition. In Japan, an average overweighting in semiconductor manufacturer Renesas Electronics hurt, as excess industry capacity and weakening end-market demand pressured the stock, which returned roughly -58%. Not owning index heavyweight Royal Dutch Shell was another notable detractor, as shares of the Anglo-Dutch multinational oil and gas giant advanced about 8% on higher oil prices and solid quarterly financial results. Conversely, security selection in information technology and materials added modest value. Top individual contributors included Norway-based exploration and production company Equinor (formerly Statoil), a top holding that benefited from higher crude-oil prices. By region, non-index exposure to the U.S. was helpful, led by stakes in payment-processing firms Mastercard and Visa, which returned about 34% and 26%, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	17.0%
United Kingdom	15.9%
United States of America*	14.0%
Germany	8.3%
France	7.3%
Switzerland	4.7%
Netherlands	4.4%
Canada	3.3%
India	3.1%
Other	22.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	92.8
Short-Term Investments and Net Other Assets (Liabilities)	7.2

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4
Prudential PLC (United Kingdom, Insurance)	1.4
ORIX Corp. (Japan, Diversified Financial Services)	1.4
SAP SE (Germany, Software)	1.3
British American Tobacco PLC sponsored ADR (United Kingdom, Tobacco)	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.3
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.3
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	1.2
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.2
13.1

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	24.0
Industrials	14.5
Health Care	12.7
Information Technology	11.2
Consumer Staples	10.3
Consumer Discretionary	7.9
Energy	4.4
Materials	4.0
Communication Services	3.1
Real Estate	0.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value
Australia - 0.8%
CSL Ltd.	84,569	$11,258,857
Magellan Financial Group Ltd.	358,006	6,753,825

TOTAL AUSTRALIA		18,012,682

Bailiwick of Jersey - 1.8%
Ferguson PLC	284,098	19,184,373
Glencore Xstrata PLC	1,204,432	4,908,712
Shire PLC	250,574	15,122,376

TOTAL BAILIWICK OF JERSEY		39,215,461

Belgium - 1.1%
KBC Groep NV	295,075	20,353,797
Umicore SA	73,469	3,460,898

TOTAL BELGIUM		23,814,695

Bermuda - 1.4%
Credicorp Ltd. (United States)	47,093	10,629,361
Hiscox Ltd.	558,135	11,614,285
IHS Markit Ltd. (a)	166,850	8,764,631

TOTAL BERMUDA		31,008,277

Canada - 3.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	525,580	25,100,243
CCL Industries, Inc. Class B	49,382	2,077,386
Cenovus Energy, Inc. (Canada)	1,184,044	10,019,560
Constellation Software, Inc.	9,078	6,247,680
Fairfax India Holdings Corp. (a)(b)	603,642	7,660,217
PrairieSky Royalty Ltd.	19,851	301,584
Suncor Energy, Inc.	622,371	20,877,286

TOTAL CANADA		72,283,956

Cayman Islands - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	61,188	8,705,829
ENN Energy Holdings Ltd.	427,777	3,635,746
Shenzhou International Group Holdings Ltd.	104,000	1,148,490
Zai Lab Ltd. ADR (a)	76,628	1,253,634

TOTAL CAYMAN ISLANDS		14,743,699

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	64,477	5,073,567
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	564,945	5,320,257
Shanghai International Airport Co. Ltd. (A Shares)	582,647	4,138,705
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	601,909	1,154,522

TOTAL CHINA		15,687,051

Denmark - 0.6%
DONG Energy A/S (b)	17,353	1,102,526
Netcompany Group A/S	84,800	2,804,609
NNIT A/S (b)	45,405	1,282,140
Novozymes A/S Series B	151,313	7,477,323
SimCorp A/S	3,619	278,833

TOTAL DENMARK		12,945,431

Finland - 0.8%
Nordea Bank ABP (a)	1,129,878	9,826,851
Sampo Oyj (A Shares)	190,937	8,793,326

TOTAL FINLAND		18,620,177

France - 7.3%
Aeroports de Paris	31,986	6,698,732
Amundi SA (b)	245,668	14,630,693
BNP Paribas SA	344,596	18,004,846
Capgemini SA	128,849	15,761,609
Danone SA	45,846	3,246,511
Eiffage SA	43,399	4,248,051
Elis SA	341,877	6,904,257
Kering SA	11,921	5,314,513
LVMH Moet Hennessy - Louis Vuitton SA	65,974	20,016,870
Maisons du Monde SA (b)	42,353	1,062,081
Sanofi SA	291,789	26,074,432
Societe Generale Series A	257,793	9,450,112
SR Teleperformance SA	36,534	6,024,962
Thales SA	58,004	7,423,900
VINCI SA (c)	170,039	15,133,364

TOTAL FRANCE		159,994,933

Germany - 7.6%
adidas AG	61,476	14,483,205
Allianz SE	31,180	6,495,416
Aumann AG (b)	40,285	1,989,416
Axel Springer Verlag AG	10,766	715,794
Bayer AG	226,273	17,344,382
Deutsche Borse AG	45,274	5,721,392
Deutsche Post AG	345,349	10,904,488
Fresenius SE & Co. KGaA	258,573	16,433,821
Hannover Reuck SE	64,735	8,732,662
Linde PLC	116,454	19,105,950
Merck KGaA	12,696	1,360,647
Morphosys AG (a)	18,700	1,732,569
Morphosys AG sponsored ADR	118,700	2,732,474
MTU Aero Engines Holdings AG	10,857	2,309,411
Rational AG	2,690	1,559,976
SAP SE	272,936	29,224,211
Scout24 AG (b)	109,644	4,552,742
Symrise AG	127,384	10,699,915
Vonovia SE	148,846	6,814,425
Wirecard AG	22,669	4,246,817

TOTAL GERMANY		167,159,713

Hong Kong - 1.8%
AIA Group Ltd.	3,551,446	26,878,305
BOC Hong Kong (Holdings) Ltd.	1,437,016	5,369,145
Techtronic Industries Co. Ltd.	1,664,093	7,787,886

TOTAL HONG KONG		40,035,336

India - 3.1%
Adani Ports & Special Economic Zone Ltd.	840,675	3,624,246
Axis Bank Ltd. (a)	543,679	4,281,215
Godrej Consumer Products Ltd.	188,398	1,846,407
HDFC Bank Ltd.	696,930	18,092,487
Housing Development Finance Corp. Ltd.	719,763	17,217,965
Kotak Mahindra Bank Ltd.	318,258	4,815,825
LIC Housing Finance Ltd.	415,058	2,307,063
Reliance Industries Ltd.	1,202,871	17,259,963

TOTAL INDIA		69,445,171

Indonesia - 0.9%
PT Bank Central Asia Tbk	6,274,412	9,760,884
PT Bank Rakyat Indonesia Tbk	44,979,275	9,319,830

TOTAL INDONESIA		19,080,714

Ireland - 2.4%
CRH PLC	319,588	9,543,059
DCC PLC (United Kingdom)	58,664	5,035,197
Kerry Group PLC Class A	131,431	13,472,312
Kingspan Group PLC (Ireland)	258,809	11,256,577
Ryanair Holdings PLC sponsored ADR (a)	172,456	14,279,357

TOTAL IRELAND		53,586,502

Israel - 0.5%
Check Point Software Technologies Ltd. (a)	92,884	10,310,124
Italy - 0.7%
FinecoBank SpA	133,852	1,401,763
Intesa Sanpaolo SpA	3,069,110	6,798,308
Prada SpA	1,305,491	4,611,366
Recordati SpA	85,489	2,897,127

TOTAL ITALY		15,708,564

Japan - 17.0%
Bandai Namco Holdings, Inc.	97,919	3,484,245
Daikin Industries Ltd.	142,971	16,572,044
GMO Internet, Inc.	126,499	1,807,209
Hoya Corp.	498,930	28,361,209
Iriso Electronics Co. Ltd.	19,677	832,700
Itochu Corp.	244,226	4,529,408
Kao Corp.	175,680	11,686,625
Keyence Corp.	58,393	28,618,185
Minebea Mitsumi, Inc.	1,132,618	17,326,819
Misumi Group, Inc.	223,904	4,496,534
Mitsubishi UFJ Financial Group, Inc.	3,659,282	22,147,778
Morinaga & Co. Ltd.	81,916	3,292,321
Nabtesco Corp.	97,555	2,151,078
Nidec Corp.	100,530	12,909,821
Nintendo Co. Ltd.	5,900	1,841,997
Nissan Chemical Corp.	59,435	2,802,437
Nitori Holdings Co. Ltd.	120,676	15,758,948
NOF Corp.	15,538	441,346
Olympus Corp.	188,690	6,289,377
ORIX Corp.	1,840,812	30,034,430
Outsourcing, Inc.	196,078	2,484,970
PALTAC Corp.	67,650	3,453,397
Panasonic Corp.	202,845	2,176,822
Recruit Holdings Co. Ltd.	721,306	19,359,559
Renesas Electronics Corp. (a)	821,985	4,356,335
Seria Co. Ltd.	27,439	925,293
Shin-Etsu Chemical Co. Ltd.	89,103	7,445,493
Shiseido Co. Ltd.	160,682	10,138,311
SMC Corp.	32,317	10,353,698
SoftBank Corp.	228,063	18,048,636
Sony Corp.	442,874	23,966,903
Subaru Corp.	124,371	3,354,870
Sundrug Co. Ltd.	76,099	2,765,152
Suzuki Motor Corp.	190,163	9,482,805
Temp Holdings Co., Ltd.	153,857	2,928,921
Tsubaki Nakashima Co. Ltd.	83,010	1,530,206
Tsuruha Holdings, Inc.	155,066	16,161,441
Welcia Holdings Co. Ltd.	229,372	11,708,980
Yahoo! Japan Corp.	1,054,159	3,288,764
Zozo, Inc.	271,360	6,538,998

TOTAL JAPAN		375,854,065

Korea (South) - 0.3%
Cafe24 Corp. (a)	13,944	1,350,405
LG Chemical Ltd.	16,289	4,953,798

TOTAL KOREA (SOUTH)		6,304,203

Luxembourg - 0.8%
B&M European Value Retail S.A.	2,664,577	14,195,634
Samsonite International SA	1,282,631	3,680,105

TOTAL LUXEMBOURG		17,875,739

Netherlands - 4.4%
Adyen BV (b)	7,705	4,984,029
ASML Holding NV	119,052	20,519,803
Heineken NV (Bearer)	57,154	5,152,944
ING Groep NV (Certificaten Van Aandelen)	548,630	6,490,839
Koninklijke Philips Electronics NV	373,792	13,940,893
LyondellBasell Industries NV Class A	13,117	1,170,955
Unilever NV (Certificaten Van Aandelen) (Bearer)	522,485	28,075,732
Wolters Kluwer NV	287,148	16,313,947

TOTAL NETHERLANDS		96,649,142

New Zealand - 0.3%
Ryman Healthcare Group Ltd.	752,615	5,942,539
Norway - 1.6%
Equinor ASA	1,077,612	28,033,917
Schibsted ASA (A Shares)	239,590	8,302,005

TOTAL NORWAY		36,335,922

South Africa - 0.1%
Capitec Bank Holdings Ltd.	41,319	2,774,682
Spain - 2.0%
Aedas Homes SAU (b)	15,825	409,388
Amadeus IT Holding SA Class A	233,436	18,820,083
CaixaBank SA	3,642,340	14,739,498
Masmovil Ibercom SA (a)	27,797	3,608,098
Neinor Homes SLU (a)(b)	39,852	640,965
Prosegur Cash SA (b)	2,576,177	5,106,337

TOTAL SPAIN		43,324,369

Sweden - 1.8%
Alfa Laval AB	203,932	5,207,969
ASSA ABLOY AB (B Shares)	687,900	13,682,857
Coor Service Management Holding AB (b)	631,800	4,453,112
HEXPOL AB (B Shares)	547,567	5,068,098
Indutrade AB	121,550	2,916,833
Swedbank AB (A Shares)	242,478	5,461,031
Telefonaktiebolaget LM Ericsson (B Shares)	298,492	2,598,898

TOTAL SWEDEN		39,388,798

Switzerland - 4.7%
Credit Suisse Group AG	1,006,896	13,163,823
Julius Baer Group Ltd.	194,481	8,869,264
Lonza Group AG	34,767	10,932,541
Roche Holding AG (participation certificate)	126,802	30,858,836
Sig Combibloc Group AG (a)	209,400	2,321,561
Sika AG	137,066	17,583,207
Swatch Group AG (Bearer)	19,210	6,500,291
TE Connectivity Ltd.	27,934	2,106,782
UBS Group AG	803,383	11,239,305

TOTAL SWITZERLAND		103,575,610

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	544,798	20,756,804
United Kingdom - 15.9%
Admiral Group PLC	247,633	6,371,638
Aon PLC	36,960	5,772,413
Ascential PLC	1,216,314	5,858,082
Ashtead Group PLC	1,905	47,129
AstraZeneca PLC (United Kingdom)	354,785	27,137,387
Beazley PLC	654,576	4,413,482
Big Yellow Group PLC	145,641	1,605,616
BP PLC sponsored ADR	342,444	14,851,796
British American Tobacco PLC sponsored ADR	672,247	29,175,520
Bunzl PLC	460,909	13,614,884
Coca-Cola European Partners PLC	162,591	7,396,265
Compass Group PLC	695,189	13,684,295
Cranswick PLC	56,198	2,075,953
DS Smith PLC	470,353	2,362,135
Halma PLC	281,092	4,771,395
Hastings Group Holdings PLC (b)	1,996,877	4,724,508
Indivior PLC (a)	1,027,028	2,472,559
Informa PLC	427,472	3,899,073
InterContinental Hotel Group PLC	82,655	4,342,199
ITV PLC	1,920,059	3,655,560
John Wood Group PLC	626,744	5,721,486
LivaNova PLC (a)	25,904	2,900,989
Lloyds Banking Group PLC	20,708,651	15,111,932
London Stock Exchange Group PLC	285,533	15,748,381
Melrose Industries PLC	3,382,641	7,291,906
Micro Focus International PLC	494,824	7,670,869
Ocado Group PLC (a)	34,933	381,858
Prudential PLC	1,507,239	30,180,388
Reckitt Benckiser Group PLC	282,772	22,866,107
RELX PLC	775,147	15,338,140
Rentokil Initial PLC	592,170	2,393,355
Smith & Nephew PLC	467,990	7,607,110
Spectris PLC	203,839	5,586,128
St. James's Place Capital PLC	1,198,961	15,532,009
Standard Chartered PLC (United Kingdom)	882,563	6,198,866
Standard Life PLC	2,583,029	8,930,903
Tesco PLC	5,618,928	15,302,732
The Weir Group PLC	436,995	8,858,873

TOTAL UNITED KINGDOM		351,853,921

United States of America - 6.8%
Alphabet, Inc. Class C (a)	15,512	16,702,856
Amgen, Inc.	81,194	15,653,391
Becton, Dickinson & Co.	32,066	7,391,213
Boston Scientific Corp. (a)	332,213	12,006,178
Citigroup, Inc.	188,161	12,317,019
Coty, Inc. Class A	670,719	7,076,085
DowDuPont, Inc.	56,667	3,055,485
FleetCor Technologies, Inc. (a)	18,541	3,708,756
International Flavors & Fragrances, Inc.	46,270	6,693,418
International Flavors & Fragrances, Inc. (Israel)	4,567	659,418
Marsh & McLennan Companies, Inc.	22,476	1,904,841
MasterCard, Inc. Class A	112,466	22,231,154
Microsoft Corp.	20,984	2,241,301
Oceaneering International, Inc. (a)	44,428	841,466
Quintiles Transnational Holdings, Inc. (a)	55,970	6,880,392
S&P Global, Inc.	49,944	9,105,790
Visa, Inc. Class A	160,142	22,075,575

TOTAL UNITED STATES OF AMERICA		150,544,338

TOTAL COMMON STOCKS
(Cost $2,220,722,154)		2,032,832,618

Nonconvertible Preferred Stocks - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA	97,059	10,617,414
Jungheinrich AG	74,948	2,487,273
Sartorius AG (non-vtg.)	20,983	3,042,099

TOTAL GERMANY

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $18,034,415)		16,146,786

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 2.23% (d)	156,225,533	156,256,778
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	15,765,861	15,767,438
TOTAL MONEY MARKET FUNDS
(Cost $172,024,216)		172,024,216
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,410,780,785)		2,221,003,620
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(13,648,849)
NET ASSETS - 100%		$2,207,354,771

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $52,598,154 or 2.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,064,350
Fidelity Securities Lending Cash Central Fund	339,405
Total	$1,403,755

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$65,920,865	$42,741,468	$23,179,397	$--
Consumer Discretionary	175,697,868	116,699,598	58,998,270	--
Consumer Staples	232,230,622	140,914,604	91,316,018	--
Energy	97,907,058	97,907,058	--	--
Financials	525,674,937	368,413,700	157,261,237	--
Health Care	280,063,694	119,255,080	160,808,614	--
Industrials	316,728,979	219,220,440	97,508,539	--
Information Technology	248,463,036	208,969,058	39,493,978	--
Materials	92,724,644	72,933,655	19,790,989	--
Real Estate	8,829,429	8,829,429	--	--
Utilities	4,738,272	4,738,272	--	--
Money Market Funds	172,024,216	172,024,216	--	--
Total Investments in Securities:	$2,221,003,620	$1,572,646,578	$648,357,042	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$10,474,936
Level 2 to Level 1	$31,142,856

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $15,031,614) — See accompanying schedule: Unaffiliated issuers (cost $2,238,756,569)	$2,048,979,404
Fidelity Central Funds (cost $172,024,216)	172,024,216
Total Investment in Securities (cost $2,410,780,785)		$2,221,003,620
Foreign currency held at value (cost $1,763,982)		1,763,982
Receivable for investments sold		9,285,955
Receivable for fund shares sold		743,389
Dividends receivable		5,211,718
Distributions receivable from Fidelity Central Funds		227,985
Other receivables		81,279
Total assets		2,238,317,928
Liabilities
Payable to custodian bank	$219,281
Payable for investments purchased	11,136,321
Payable for fund shares redeemed	2,710,280
Accrued management fee	1,129,685
Other payables and accrued expenses	152
Collateral on securities loaned	15,767,438
Total liabilities		30,963,157
Net Assets		$2,207,354,771
Net Assets consist of:
Paid in capital		$2,446,224,679
Total distributable earnings (loss)		(238,869,908)
Net Assets, for 227,855,078 shares outstanding		$2,207,354,771
Net Asset Value, offering price and redemption price per share ($2,207,354,771 ÷ 227,855,078 shares)		$9.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$37,689,604
Income from Fidelity Central Funds		1,403,755
Total income		39,093,359
Expenses
Management fee	$10,336,187
Independent trustees' fees and expenses	7,797
Interest	2,103
Commitment fees	2,962
Total expenses before reductions	10,349,049
Expense reductions	(261,030)
Total expenses after reductions		10,088,019
Net investment income (loss)		29,005,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $13,786)	(75,608,293)
Fidelity Central Funds	(38)
Foreign currency transactions	(593,725)
Total net realized gain (loss)		(76,202,056)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(195,588,821)
Assets and liabilities in foreign currencies	(63,984)
Total change in net unrealized appreciation (depreciation)		(195,652,805)
Net gain (loss)		(271,854,861)
Net increase (decrease) in net assets resulting from operations		$(242,849,521)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	For the period May 25, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,005,340	$305,203
Net realized gain (loss)	(76,202,056)	(717,555)
Change in net unrealized appreciation (depreciation)	(195,652,805)	5,813,105
Net increase (decrease) in net assets resulting from operations	(242,849,521)	5,400,753
Distributions to shareholders	(1,421,142)	–
Total distributions	(1,421,142)	–
Share transactions
Proceeds from sales of shares	2,562,853,883	299,172,907
Reinvestment of distributions	1,421,142	–
Cost of shares redeemed	(408,795,237)	(8,428,014)
Net increase (decrease) in net assets resulting from share transactions	2,155,479,788	290,744,893
Total increase (decrease) in net assets	1,911,209,125	296,145,646
Net Assets
Beginning of period	296,145,646	–
End of period	$2,207,354,771	$296,145,646
Other Information
Undistributed net investment income end of period		$303,449
Shares
Sold	238,286,615	28,621,106
Issued in reinvestment of distributions	133,315	–
Redeemed	(38,373,698)	(812,260)
Net increase (decrease)	200,046,232	27,808,846

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International K6 Fund

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.03C
Net realized and unrealized gain (loss)	(1.12)	.62
Total from investment operations	(.94)	.65
Distributions from net investment income	(.02)	–
Distributions from net realized gain	(.01)	–
Total distributions	(.02)D	–
Net asset value, end of period	$9.69	$10.65
Total ReturnE,F	(8.83)%	6.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.60%I
Expenses net of fee waivers, if any	.60%	.60%I
Expenses net of all reductions	.58%	.60%I
Net investment income (loss)	1.67%	.64%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$2,207,355	$296,146
Portfolio turnover rateJ	48%K	27%K,L

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 D Total distributions of $.02 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$60,429,288
Gross unrealized depreciation	(253,034,769)
Net unrealized appreciation (depreciation)	$(192,605,481)
Tax Cost	$2,413,609,101

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$27,584,234
Capital loss carryforward	$(73,784,640)
Net unrealized appreciation (depreciation) on securities and other investments	$(192,669,502)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(73,286,177)
Long-term	(498,463)
Total capital loss carryforward	$(73,784,640)

Due to large subscriptions in a prior period, $154,447 of the Fund's capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $41,863 of those $154,447 of capital losses per year to offset capital gains. The remainder of the Fund's capital losses are not subject to this limitation.

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017(a)
Ordinary Income	$1,421,142	$ -

 (a) For the period May 25, 2017 (commencement of operations) to October 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A – removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $876,854,568 and $710,940,285, respectively.

Exchanges In-Kind. Investments and cash received in-kind through subscriptions totaled $1,914,771,242 in exchange for 177,875,328 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,160 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$11,508,000	1.65%	$2,103

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash, including accrued interest, valued at $252,875,067 in exchange for 24,179,719 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,524.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,962 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $339,405. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $260,586 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $444.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Actual	.60%	$1,000.00	$902.20	$2.88
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 24% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 90% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0064 and $0.0005 for the dividend paid December 11, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Diversified International K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

DIFK6-ANN-1218
1.9883987.101

Fidelity Advisor® Total International Equity Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Total International Equity Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(14.27)%	0.90%	7.03%
Class M (incl. 3.50% sales charge)	(12.48)%	1.11%	7.03%
Class C (incl. contingent deferred sales charge)	(10.59)%	1.31%	6.87%
Class I	(8.86)%	2.35%	7.95%
Class Z	(8.63)%	2.42%	7.99%

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$19,736	Fidelity Advisor® Total International Equity Fund - Class A
$19,812	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -9% to -10%, trailing the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, unfavorable stock picks in China and India detracted most. By sector, security selection within the consumer staples and consumer discretionary sectors also weighed on relative performance. Conversely, the fund benefitted from non-benchmark exposure to the United States, as well as strong stock picks in continental Europe. The largest individual relative detractor was untimely ownership of Swiss drug manufacturer Novartis. We sold the stock in June, missing out as the stock gained due to a number of positive changes either made or anticipated by the company's new CEO. Underexposure to benchmark heavyweight Royal Dutch Shell also detracted. We established a position in April and held it through period end, which weighed on relative performance as shares of the Anglo-Dutch multinational oil and gas giant gained during the period. Turning to contributors, out-of-benchmark stakes in U.S.-based credit-card processors Mastercard and Visa were the top relative contributors, as both companies continued to maintain considerable pricing power and significant market share. A sizable overweighting in Australian global biopharmaceutical firm CSL Limited also proved beneficial, as its shares gained following the acquisition and successful turnaround of Novartis' flu business. Lastly, I'll note that the fund's small cash stake – representing about 2% of assets, on average – helped our relative result in a down market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Co-Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund's developed-growth subportfolio (transitioned off 12/4/17), while Patrick Drouot and Patrick Buchanan served as Co-Managers of the developed small-cap sleeve (transitioned off 12/30/17).

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	13.9%
United States of America*	11.5%
United Kingdom	10.2%
France	6.8%
Germany	6.0%
Canada	5.8%
Cayman Islands	4.5%
Switzerland	4.4%
India	3.5%
Other	33.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.6

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.4
SAP SE (Germany, Software)	1.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.3
Nestle SA (Reg. S) (Switzerland, Food Products)	1.2
Visa, Inc. Class A (United States of America, IT Services)	1.2
CSL Ltd. (Australia, Biotechnology)	1.1
MasterCard, Inc. Class A (United States of America, IT Services)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
12.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	21.8
Industrials	14.6
Information Technology	13.4
Consumer Discretionary	9.5
Materials	8.2
Health Care	7.9
Consumer Staples	7.2
Communication Services	6.8
Energy	5.9
Real Estate	1.9

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Australia - 2.2%
Accent Group Ltd.	5,879	$5,183
Adelaide Brighton Ltd.	4,389	17,623
Beacon Lighting Group Ltd.	15,420	15,124
Commonwealth Bank of Australia	10,721	525,599
CSL Ltd.	8,594	1,144,138
DuluxGroup Ltd.	9,164	48,022
Imdex Ltd. (a)	16,011	13,039
Insurance Australia Group Ltd.	43,838	212,030
Macquarie Group Ltd.	3,228	267,908

TOTAL AUSTRALIA		2,248,666

Austria - 0.6%
Andritz AG	7,422	384,683
Erste Group Bank AG	6,200	252,807

TOTAL AUSTRIA		637,490

Bailiwick of Jersey - 0.7%
Ferguson PLC	1,834	123,845
Glencore Xstrata PLC	100,700	410,407
Integrated Diagnostics Holdings PLC (b)	7,500	25,875
WPP PLC	14,500	164,078

TOTAL BAILIWICK OF JERSEY		724,205

Belgium - 0.9%
KBC Ancora	2,011	93,024
KBC Groep NV	10,212	704,407
Umicore SA	3,588	169,020

TOTAL BELGIUM		966,451

Bermuda - 0.3%
Credicorp Ltd. (United States)	1,212	273,561
Vostok New Ventures Ltd. (depositary receipt) (a)	3,360	25,555

TOTAL BERMUDA		299,116

Brazil - 1.6%
BM&F BOVESPA SA	35,100	250,317
CVC Brasil Operadora e Agencia de Viagens SA	11,400	173,382
IRB Brasil Resseguros SA	10,000	194,706
Itau Unibanco Holding SA	3,500	39,867
Localiza Rent A Car SA	30,800	237,942
Lojas Renner SA	21,800	220,255
Notre Dame Intermedica Participacoes SA	30,400	197,112
Rumo SA (a)	37,500	167,775
Suzano Papel e Celulose SA	17,200	174,935

TOTAL BRAZIL		1,656,291

Canada - 5.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,722	750,839
Canadian National Railway Co.	11,163	954,297
Canadian Pacific Railway Ltd.	3,453	708,121
CCL Industries, Inc. Class B	12,290	517,012
Constellation Software, Inc.	957	658,629
Franco-Nevada Corp.	8,559	534,560
McCoy Global, Inc. (a)	7,000	6,115
New Look Vision Group, Inc.	1,300	31,847
Nutrien Ltd.	15,665	829,271
Pason Systems, Inc.	19,991	301,737
PrairieSky Royalty Ltd.	16,273	247,225
ShawCor Ltd. Class A	800	14,512
Suncor Energy, Inc.	13,500	452,854

TOTAL CANADA		6,007,019

Cayman Islands - 4.5%
58.com, Inc. ADR (a)	3,000	196,770
Alibaba Group Holding Ltd. sponsored ADR (a)	9,982	1,420,239
Baidu.com, Inc. sponsored ADR (a)	2,400	456,144
Baozun, Inc. sponsored ADR (a)	4,300	171,183
Huazhu Group Ltd. ADR	6,700	175,272
New Oriental Education & Technology Group, Inc. sponsored ADR	4,060	237,551
Shenzhou International Group Holdings Ltd.	19,000	209,820
Sunny Optical Technology Group Co. Ltd.	20,200	175,161
TAL Education Group ADR (a)	8,300	240,534
Tencent Holdings Ltd.	38,800	1,329,259
Value Partners Group Ltd.	22,000	16,328

TOTAL CAYMAN ISLANDS		4,628,261

Chile - 0.4%
Banco Santander Chile sponsored ADR	6,800	200,328
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	4,400	192,764

TOTAL CHILE		393,092

China - 2.3%
China International Travel Service Corp. Ltd. (A Shares)	24,400	187,766
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	27,200	148,407
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	46,600	161,665
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	53,082	168,020
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	13,600	172,329
Kweichow Moutai Co. Ltd. (A Shares)	2,394	188,379
Midea Group Co. Ltd. Class A	33,600	178,413
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	50,000	470,865
Shanghai International Airport Co. Ltd. (A Shares)	26,100	185,396
Shenzhen Inovance Technology Co. Ltd. Class A	49,600	158,421
Wuliangye Yibin Co. Ltd. Class A	23,500	162,211
Yunnan Baiyao Group Co. Ltd. (c)	16,800	169,140

TOTAL CHINA		2,351,012

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	94	118,648
Jyske Bank A/S (Reg.)	5,054	206,629
Netcompany Group A/S	700	23,151
Scandinavian Tobacco Group A/S (b)	950	14,415
SimCorp A/S	420	32,360
Spar Nord Bank A/S	4,931	40,874

TOTAL DENMARK		436,077

Finland - 0.7%
Nordea Bank ABP (a)	32,767	284,983
Sampo Oyj (A Shares)	6,553	301,789
Tikkurila Oyj	6,180	84,137

TOTAL FINLAND		670,909

France - 6.8%
Accor SA	3,400	155,658
Atos Origin SA	2,197	188,573
AXA SA	20,306	508,192
Bouygues SA	5,379	196,423
Capgemini SA	2,102	257,130
Compagnie de St. Gobain	4,800	180,823
Edenred SA	7,300	277,238
Elis SA	10,751	217,118
Hermes International SCA	286	163,589
Kering SA	375	167,179
Laurent-Perrier Group SA	259	26,578
Legrand SA	3,600	235,437
LVMH Moet Hennessy - Louis Vuitton SA	530	160,805
Natixis SA	38,600	225,859
Pernod Ricard SA	1,100	167,949
Safran SA	4,400	568,602
Sanofi SA	9,428	842,491
Societe Generale Series A	7,100	260,270
SR Teleperformance SA	1,200	197,897
Thales SA	1,120	143,348
Total SA (d)	17,660	1,036,208
Vetoquinol SA	600	33,640
VINCI SA	5,500	489,497
Virbac SA (a)	150	24,091
Vivendi SA	10,252	247,261

TOTAL FRANCE		6,971,856

Germany - 5.8%
adidas AG	747	175,987
Bayer AG	9,247	708,805
Brenntag AG	3,400	177,801
CompuGroup Medical AG	2,146	121,533
Continental AG	700	115,717
CTS Eventim AG	1,362	51,155
Deutsche Telekom AG	30,100	493,690
Fresenius SE & Co. KGaA	2,300	146,178
Hannover Reuck SE	2,500	337,247
HeidelbergCement Finance AG	2,300	156,306
Linde PLC	5,852	960,105
MTU Aero Engines Holdings AG	1,400	297,796
Nexus AG	1,420	38,762
SAP SE	12,833	1,374,074
Vonovia SE	12,770	584,632
WashTec AG	550	42,423
Wirecard AG	800	149,872

TOTAL GERMANY		5,932,083

Greece - 0.0%
Motor Oil (HELLAS) Corinth Refineries SA	900	21,305
Hong Kong - 1.4%
AIA Group Ltd.	140,600	1,064,099
China Resources Beer Holdings Co. Ltd.	54,000	187,645
Techtronic Industries Co. Ltd.	32,500	152,099

TOTAL HONG KONG		1,403,843

India - 3.5%
Adani Ports & Special Economic Zone Ltd.	18,374	79,212
Asian Paints Ltd.	11,646	193,743
Dabur India Ltd.	30,500	158,665
Eicher Motors Ltd.	559	165,256
Godrej Consumer Products Ltd.	18,787	184,123
HDFC Bank Ltd.	6,357	165,029
Hindustan Unilever Ltd.	11,000	241,194
Housing Development Finance Corp. Ltd.	30,394	727,077
Indraprastha Gas Ltd.	47,178	170,507
IndusInd Bank Ltd.	8,134	156,730
ITC Ltd.	59,500	225,337
Jyothy Laboratories Ltd.	4,788	12,255
Kotak Mahindra Bank Ltd.	10,386	157,159
Maruti Suzuki India Ltd.	2,503	223,916
Pidilite Industries Ltd.	11,690	151,554
Reliance Industries Ltd.	28,301	406,090
Titan Co. Ltd.	16,512	188,562

TOTAL INDIA		3,606,409

Indonesia - 0.5%
PT Bank Central Asia Tbk	161,100	250,618
PT Bank Rakyat Indonesia Tbk	1,174,300	243,318

TOTAL INDONESIA		493,936

Ireland - 1.3%
Accenture PLC Class A	1,000	157,620
CRH PLC	8,118	242,145
CRH PLC sponsored ADR	18,029	536,904
FBD Holdings PLC	1,972	24,011
James Hardie Industries PLC CDI	30,084	400,302

TOTAL IRELAND		1,360,982

Israel - 0.1%
Azrieli Group	282	13,691
Ituran Location & Control Ltd.	2,261	77,145
Strauss Group Ltd.	2,559	56,156

TOTAL ISRAEL		146,992

Italy - 0.7%
Assicurazioni Generali SpA	9,800	158,508
Interpump Group SpA	10,191	294,342
Intesa Sanpaolo SpA	71,700	158,821
Mediobanca SpA	10,834	95,126

TOTAL ITALY		706,797

Japan - 13.9%
Ai Holdings Corp.	1,100	20,999
Aoki Super Co. Ltd.	1,000	23,406
Artnature, Inc.	2,600	15,277
Aucnet, Inc.	1,200	12,581
Azbil Corp.	11,400	212,370
Broadleaf Co. Ltd.	2,400	13,868
Central Automotive Products Ltd.	2,400	32,649
Coca-Cola West Co. Ltd.	800	20,951
Daiichikosho Co. Ltd.	1,500	69,127
Daikokutenbussan Co. Ltd.	1,300	48,620
DENSO Corp.	7,800	347,925
East Japan Railway Co.	4,200	366,819
Fanuc Corp.	1,800	313,141
Funai Soken Holdings, Inc.	1,850	39,235
GCA Savvian Group Corp.	3,100	24,836
Goldcrest Co. Ltd.	2,960	46,301
Honda Motor Co. Ltd.	17,400	496,692
Hoya Corp.	11,300	642,338
Idemitsu Kosan Co. Ltd.	4,200	191,696
INPEX Corp.	11,800	134,362
Itochu Corp.	22,600	419,139
Japan Tobacco, Inc.	11,220	288,302
Kao Corp.	3,300	219,523
Keyence Corp.	1,942	951,767
Kobayashi Pharmaceutical Co. Ltd.	600	39,349
Komatsu Ltd.	9,500	247,403
Koshidaka Holdings Co. Ltd.	4,900	57,019
Kusuri No Aoki Holdings Co. Ltd.	600	43,072
Lasertec Corp.	2,200	63,172
Makita Corp.	5,200	179,962
Medikit Co. Ltd.	600	32,437
Minebea Mitsumi, Inc.	7,800	119,325
Miroku Jyoho Service Co., Ltd.	1,000	18,877
Misumi Group, Inc.	17,400	349,434
Mitsubishi UFJ Financial Group, Inc.	106,700	645,801
Mitsuboshi Belting Ltd.	1,500	36,837
Mitsui Fudosan Co. Ltd.	10,800	243,240
Nabtesco Corp.	8,900	196,244
Nagaileben Co. Ltd.	2,900	65,127
Nakano Refrigerators Co. Ltd.	400	21,376
ND Software Co. Ltd.	1,300	14,505
Nihon Parkerizing Co. Ltd.	7,500	90,597
Nintendo Co. Ltd.	1,000	312,203
Nomura Holdings, Inc.	47,300	227,133
NS Tool Co. Ltd.	1,000	23,521
OBIC Co. Ltd.	4,600	419,090
Oracle Corp. Japan	2,300	156,140
ORIX Corp.	24,200	394,844
OSG Corp.	13,200	273,043
Panasonic Corp.	20,300	217,849
Paramount Bed Holdings Co. Ltd.	1,800	75,854
ProNexus, Inc.	2,400	23,333
Recruit Holdings Co. Ltd.	6,800	182,509
San-Ai Oil Co. Ltd.	4,900	52,937
Shin-Etsu Chemical Co. Ltd.	2,900	242,326
Shinsei Bank Ltd.	13,700	208,692
SHO-BOND Holdings Co. Ltd.	5,240	373,374
Shoei Co. Ltd.	2,000	78,079
SK Kaken Co. Ltd.	20	8,481
SoftBank Corp.	3,000	237,416
Software Service, Inc.	500	37,666
Sony Corp.	4,600	248,937
Sony Financial Holdings, Inc.	13,700	316,052
Subaru Corp.	6,100	164,546
Sumitomo Mitsui Financial Group, Inc.	13,300	517,837
T&D Holdings, Inc.	15,200	242,983
Taiheiyo Cement Corp.	4,300	126,535
Takeda Pharmaceutical Co. Ltd.	9,200	381,428
Techno Medica Co. Ltd.	500	9,190
The Monogatari Corp.	280	25,014
TKC Corp.	1,000	38,109
Tocalo Co. Ltd.	2,200	19,127
Tokio Marine Holdings, Inc.	9,400	442,854
USS Co. Ltd.	38,400	693,232
Welcia Holdings Co. Ltd.	800	40,838
Workman Co. Ltd.	700	44,295
Yamada Consulting Group Co. Ltd.	1,800	41,492
Yamato Kogyo Co. Ltd.	700	18,425

TOTAL JAPAN		14,331,085

Kenya - 0.3%
Safaricom Ltd.	1,587,600	361,525
Korea (South) - 2.1%
BGF Retail Co. Ltd.	1,035	152,846
Leeno Industrial, Inc.	264	13,859
LG Chemical Ltd.	821	249,682
LG Household & Health Care Ltd.	239	218,682
NAVER Corp.	1,235	123,933
Samsung Electronics Co. Ltd.	36,667	1,362,560

TOTAL KOREA (SOUTH)		2,121,562

Mexico - 0.7%
Consorcio ARA S.A.B. de CV	41,655	11,053
Embotelladoras Arca S.A.B. de CV	22,900	115,158
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	19,300	159,667
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	11,070	184,002
Wal-Mart de Mexico SA de CV Series V	94,400	241,097

TOTAL MEXICO		710,977

Netherlands - 2.2%
Aalberts Industries NV	2,000	73,509
ASML Holding NV (Netherlands)	6,000	1,033,465
Ferrari NV	1,400	164,121
ING Groep NV (Certificaten Van Aandelen)	25,576	302,590
Koninklijke Philips Electronics NV	6,715	250,442
Takeaway.com Holding BV (a)(b)	600	35,339
VastNed Retail NV	596	23,627
Wolters Kluwer NV	4,100	232,936
Yandex NV Series A (a)	5,897	177,677

TOTAL NETHERLANDS		2,293,706

New Zealand - 0.1%
Auckland International Airport Ltd.	32,937	150,236
Norway - 0.7%
Equinor ASA	18,785	488,689
Kongsberg Gruppen ASA	2,800	46,037
Schibsted ASA (B Shares)	5,433	172,081
Skandiabanken ASA (b)	3,000	29,894

TOTAL NORWAY		736,701

Philippines - 0.8%
Ayala Corp.	10,760	185,250
Ayala Land, Inc.	262,200	194,551
Jollibee Food Corp.	7,250	37,446
SM Investments Corp.	11,750	197,897
SM Prime Holdings, Inc.	312,600	197,726

TOTAL PHILIPPINES		812,870

Portugal - 0.2%
Galp Energia SGPS SA Class B	12,492	217,825
Russia - 0.8%
Alrosa Co. Ltd.	121,400	184,108
NOVATEK OAO GDR (Reg. S)	1,600	271,200
Sberbank of Russia	124,490	357,820

TOTAL RUSSIA		813,128

South Africa - 1.9%
Capitec Bank Holdings Ltd.	2,824	189,639
Clicks Group Ltd.	20,899	266,329
Discovery Ltd.	17,322	185,437
FirstRand Ltd.	59,250	258,286
Mondi Ltd.	7,914	189,303
Naspers Ltd. Class N	4,818	846,740

TOTAL SOUTH AFRICA		1,935,734

Spain - 2.6%
Amadeus IT Holding SA Class A	11,900	959,402
Banco Santander SA	131,926	627,698
Banco Santander SA rights (a)	135,826	5,277
CaixaBank SA	60,006	242,827
Grifols SA ADR	12,600	257,292
Masmovil Ibercom SA (a)	821	106,567
Merlin Properties Socimi SA	9,000	112,948
Prosegur Compania de Seguridad SA (Reg.)	44,876	249,468
Unicaja Banco SA (b)	60,300	77,246

TOTAL SPAIN		2,638,725

Sweden - 3.0%
Addlife AB	1,400	32,127
AddTech AB (B Shares)	3,000	61,304
Alfa Laval AB	8,600	219,625
ASSA ABLOY AB (B Shares)	38,500	765,794
Atlas Copco AB (A Shares)	15,300	378,857
Epiroc AB Class A (a)	20,600	180,897
Fagerhult AB	13,185	115,841
Hexagon AB (B Shares)	3,300	161,770
Investor AB (B Shares)	5,855	253,813
Lagercrantz Group AB (B Shares)	4,300	42,337
Loomis AB (B Shares)	4,600	142,255
Saab AB (B Shares)	1,200	47,024
Svenska Handelsbanken AB (A Shares)	13,145	142,884
Swedbank AB (A Shares)	15,200	342,331
Telefonaktiebolaget LM Ericsson (B Shares)	27,800	242,048

TOTAL SWEDEN		3,128,907

Switzerland - 4.4%
Credit Suisse Group AG	20,393	266,611
Nestle SA (Reg. S)	15,066	1,271,919
Roche Holding AG (participation certificate)	4,374	1,064,467
Schindler Holding AG:
(participation certificate)	1,599	337,217
(Reg.)	280	58,160
Sika AG	1,404	180,109
Swiss Life Holding AG	610	230,276
Tecan Group AG	220	49,629
UBS Group AG	36,989	514,147
Zurich Insurance Group AG	1,632	506,706

TOTAL SWITZERLAND		4,479,241

Taiwan - 2.3%
Addcn Technology Co. Ltd.	3,772	29,362
E.SUN Financial Holdings Co. Ltd.	298,000	197,316
Formosa Chemicals & Fibre Corp.	69,000	249,608
Formosa Plastics Corp.	79,000	257,715
Taiwan Semiconductor Manufacturing Co. Ltd.	218,035	1,635,946

TOTAL TAIWAN		2,369,947

Thailand - 0.4%
Airports of Thailand PCL (For. Reg.)	108,500	209,409
C.P. ALL PCL (For. Reg.)	108,700	220,449

TOTAL THAILAND		429,858

United Arab Emirates - 0.2%
National Bank of Abu Dhabi PJSC	47,800	179,845
United Kingdom - 10.2%
Alliance Pharma PLC	29,814	25,456
Ascential PLC	11,562	55,686
AstraZeneca PLC (United Kingdom)	6,789	519,288
Aviva PLC	60,513	330,697
Avon Rubber PLC	1,400	21,474
BAE Systems PLC	77,135	517,212
BHP Billiton PLC	41,476	827,392
BP PLC	142,345	1,028,260
British American Tobacco PLC (United Kingdom)	12,279	532,298
Bunzl PLC	7,268	214,691
Cineworld Group PLC	6,800	25,606
Compass Group PLC	5,623	110,685
Dechra Pharmaceuticals PLC	3,400	99,347
DP Poland PLC (a)	40,100	13,839
Elementis PLC	60,535	158,620
GlaxoSmithKline PLC	16,636	322,202
Great Portland Estates PLC	5,506	49,103
Hilton Food Group PLC	2,654	31,277
Howden Joinery Group PLC	3,600	21,586
HSBC Holdings PLC sponsored ADR	6,031	247,814
Imperial Tobacco Group PLC	9,374	317,878
Informa PLC	81,415	742,605
InterContinental Hotel Group PLC ADR	10,791	580,124
ITE Group PLC	34,300	24,990
ITV PLC	49,300	93,861
Melrose Industries PLC	66,403	143,144
Micro Focus International PLC	8,258	128,017
NMC Health PLC	4,062	183,383
Prudential PLC	33,840	677,599
Reckitt Benckiser Group PLC	4,251	343,753
Rightmove PLC	23,500	135,815
Royal Dutch Shell PLC Class B sponsored ADR	10,200	670,242
RSA Insurance Group PLC	21,100	152,219
Shaftesbury PLC	13,837	158,647
Spectris PLC	10,770	295,148
Spirax-Sarco Engineering PLC	1,899	157,046
Standard Chartered PLC (United Kingdom)	22,838	160,407
Standard Life PLC	52,168	180,372
The Weir Group PLC	6,604	133,878
Topps Tiles PLC	16,600	13,346
Ultra Electronics Holdings PLC	2,001	36,779

TOTAL UNITED KINGDOM		10,481,786

United States of America - 8.9%
Alphabet, Inc. Class A (a)	590	643,442
American Tower Corp.	1,200	186,972
Amgen, Inc.	1,100	212,069
Amphenol Corp. Class A	1,940	173,630
Autoliv, Inc.	3,174	264,521
Berkshire Hathaway, Inc. Class B (a)	1,716	352,260
Black Knight, Inc. (a)	3,800	185,326
ConocoPhillips Co.	3,800	265,620
Constellation Brands, Inc. Class A (sub. vtg.)	800	159,384
Marsh & McLennan Companies, Inc.	3,200	271,200
Martin Marietta Materials, Inc.	1,930	330,570
MasterCard, Inc. Class A	5,753	1,137,196
MercadoLibre, Inc.	600	194,700
Mohawk Industries, Inc. (a)	1,565	195,202
Moody's Corp.	3,239	471,210
MSCI, Inc.	3,751	564,075
NVIDIA Corp.	700	147,581
PayPal Holdings, Inc. (a)	1,800	151,542
PriceSmart, Inc.	2,385	167,308
ResMed, Inc.	3,510	371,779
S&P Global, Inc.	3,101	565,374
Sherwin-Williams Co.	1,570	617,748
TransDigm Group, Inc. (a)	496	163,804
Veoneer, Inc. (a)	3,874	130,089
Visa, Inc. Class A	8,631	1,189,783

TOTAL UNITED STATES OF AMERICA		9,112,385

TOTAL COMMON STOCKS
(Cost $95,720,831)		98,968,835

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.8%
Itau Unibanco Holding SA	45,470	601,746
Itausa-Investimentos Itau SA (PN)	86,300	260,651

TOTAL BRAZIL		862,397

Germany - 0.2%
Porsche Automobil Holding SE (Germany)	3,076	195,618
Sartorius AG (non-vtg.)	380	55,092

TOTAL GERMANY		250,710

Spain - 0.2%
Grifols SA Class B	8,000	166,252
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,217,620)		1,279,359

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 2.23% (e)	1,856,306	1,856,677
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	11,140	11,141
TOTAL MONEY MARKET FUNDS
(Cost $1,867,818)		1,867,818
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $98,806,269)		102,116,012
NET OTHER ASSETS (LIABILITIES) - 0.8%		786,878
NET ASSETS - 100%		$102,902,890

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $182,769 or 0.2% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$27,590
Fidelity Securities Lending Cash Central Fund	8,525
Total	$36,115

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$7,096,993	$4,313,086	$2,783,907	$--
Consumer Discretionary	9,448,645	7,616,273	1,832,372	--
Consumer Staples	7,493,811	4,838,016	2,655,795	--
Energy	5,806,877	3,608,047	2,198,830	--
Financials	22,806,295	15,657,199	7,149,096	--
Health Care	8,319,135	3,748,442	4,401,553	169,140
Industrials	14,882,148	10,593,236	4,288,912	--
Information Technology	14,009,382	9,595,832	4,413,550	--
Materials	8,402,963	6,964,565	1,438,398	--
Real Estate	1,811,438	1,568,198	243,240	--
Utilities	170,507	170,507	--	--
Money Market Funds	1,867,818	1,867,818	--	--
Total Investments in Securities:	$102,116,012	$70,541,219	$31,405,653	$169,140

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,922,813
Level 2 to Level 1	$6,897,699

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $10,833) — See accompanying schedule: Unaffiliated issuers (cost $96,938,451)	$100,248,194
Fidelity Central Funds (cost $1,867,818)	1,867,818
Total Investment in Securities (cost $98,806,269)		$102,116,012
Foreign currency held at value (cost $49,186)		49,040
Receivable for investments sold		1,338,666
Receivable for fund shares sold		56,830
Dividends receivable		703,592
Distributions receivable from Fidelity Central Funds		3,016
Prepaid expenses		225
Receivable from investment adviser for expense reductions		27,180
Other receivables		33,436
Total assets		104,327,997
Liabilities
Payable to custodian bank	$69,044
Payable for investments purchased	639,640
Payable for fund shares redeemed	532,597
Accrued management fee	53,943
Distribution and service plan fees payable	9,122
Other affiliated payables	22,237
Other payables and accrued expenses	87,383
Collateral on securities loaned	11,141
Total liabilities		1,425,107
Net Assets		$102,902,890
Net Assets consist of:
Paid in capital		$104,331,835
Total distributable earnings (loss)		(1,428,945)
Net Assets		$102,902,890
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,525,893 ÷ 917,821 shares)		$8.20
Maximum offering price per share (100/94.25 of $8.20)		$8.70
Class M:
Net Asset Value and redemption price per share ($11,881,668 ÷ 1,444,790 shares)		$8.22
Maximum offering price per share (100/96.50 of $8.22)		$8.52
Class C:
Net Asset Value and offering price per share ($2,705,127 ÷ 330,913 shares)(a)		$8.17
Total International Equity:
Net Asset Value, offering price and redemption price per share ($71,169,797 ÷ 8,644,047 shares)		$8.23
Class I:
Net Asset Value, offering price and redemption price per share ($9,404,779 ÷ 1,147,697 shares)		$8.19
Class Z:
Net Asset Value, offering price and redemption price per share ($215,626 ÷ 26,231 shares)		$8.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$3,030,878
Income from Fidelity Central Funds		36,115
Income before foreign taxes withheld		3,066,993
Less foreign taxes withheld		(277,649)
Total income		2,789,344
Expenses
Management fee
Basic fee	$825,140
Performance adjustment	90,717
Transfer agent fees	223,342
Distribution and service plan fees	128,435
Accounting and security lending fees	62,000
Custodian fees and expenses	131,283
Independent trustees' fees and expenses	598
Registration fees	81,892
Audit	139,052
Legal	3,456
Miscellaneous	871
Total expenses before reductions	1,686,786
Expense reductions	(138,550)
Total expenses after reductions		1,548,236
Net investment income (loss)		1,241,108
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,035,720
Fidelity Central Funds	246
Foreign currency transactions	(14,087)
Total net realized gain (loss)		1,021,879
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $111,264)	(12,588,089)
Assets and liabilities in foreign currencies	(15,037)
Total change in net unrealized appreciation (depreciation)		(12,603,126)
Net gain (loss)		(11,581,247)
Net increase (decrease) in net assets resulting from operations		$(10,340,139)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,241,108	$2,786,915
Net realized gain (loss)	1,021,879	70,763,610
Change in net unrealized appreciation (depreciation)	(12,603,126)	(21,931,310)
Net increase (decrease) in net assets resulting from operations	(10,340,139)	51,619,215
Distributions to shareholders	(4,673,480)	–
Distributions to shareholders from net investment income	–	(4,227,310)
Total distributions	(4,673,480)	(4,227,310)
Share transactions - net increase (decrease)	419,996	(237,908,011)
Redemption fees	13	2,629
Total increase (decrease) in net assets	(14,593,610)	(190,513,477)
Net Assets
Beginning of period	117,496,500	308,009,977
End of period	$102,902,890	$117,496,500
Other Information
Undistributed net investment income end of period		$1,842,046

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$7.67	$7.79	$8.00	$8.27
Income from Investment Operations
Net investment income (loss)A	.08	.09	.08	.07	.13
Net realized and unrealized gain (loss)	(.89)	1.71	(.14)	(.14)	(.12)
Total from investment operations	(.81)	1.80	(.06)	(.07)	.01
Distributions from net investment income	(.15)	(.08)	(.06)	(.10)	(.10)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.38)	(.08)	(.06)	(.14)	(.28)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.20	$9.39	$7.67	$7.79	$8.00
Total ReturnC,D	(9.04)%	23.78%	(.76)%	(.89)%	.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.60%	1.67%	1.52%	1.48%	1.44%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.44%
Expenses net of all reductions	1.44%	1.43%	1.45%	1.44%	1.44%
Net investment income (loss)	.90%	1.02%	1.10%	.86%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$7,526	$9,292	$8,576	$9,163	$9,164
Portfolio turnover rateG	52%	66%H	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$7.70	$7.81	$8.04	$8.32
Income from Investment Operations
Net investment income (loss)A	.06	.06	.06	.05	.11
Net realized and unrealized gain (loss)	(.90)	1.73	(.13)	(.15)	(.12)
Total from investment operations	(.84)	1.79	(.07)	(.10)	(.01)
Distributions from net investment income	(.13)	(.07)	(.04)	(.09)	(.09)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.36)	(.07)	(.04)	(.13)	(.27)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.22	$9.42	$7.70	$7.81	$8.04
Total ReturnC,D	(9.30)%	23.41%	(.86)%	(1.26)%	(.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.85%	1.90%	1.73%	1.70%	1.68%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.68%
Expenses net of all reductions	1.69%	1.68%	1.69%	1.69%	1.68%
Net investment income (loss)	.65%	.77%	.85%	.61%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$11,882	$15,894	$13,893	$13,962	$10,282
Portfolio turnover rateG	52%	66%H	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.37	$7.66	$7.77	$8.00	$8.28
Income from Investment Operations
Net investment income (loss)A	.01	.02	.03	.01	.07
Net realized and unrealized gain (loss)	(.89)	1.71	(.14)	(.15)	(.12)
Total from investment operations	(.88)	1.73	(.11)	(.14)	(.05)
Distributions from net investment income	(.10)	(.02)	–	(.05)	(.05)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.32)B	(.02)	–	(.09)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$8.17	$9.37	$7.66	$7.77	$8.00
Total ReturnD,E	(9.72)%	22.70%	(1.42)%	(1.73)%	(.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.43%	2.48%	2.30%	2.26%	2.22%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.18%	2.20%	2.19%	2.20%
Net investment income (loss)	.14%	.27%	.35%	.11%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$2,705	$3,211	$2,713	$3,311	$4,028
Portfolio turnover rateH	52%	66%I	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.226 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$7.70	$7.82	$8.03	$8.29
Income from Investment Operations
Net investment income (loss)A	.11	.11	.11	.10	.16
Net realized and unrealized gain (loss)	(.90)	1.70	(.13)	(.14)	(.12)
Total from investment operations	(.79)	1.81	(.02)	(.04)	.04
Distributions from net investment income	(.15)	(.11)	(.10)	(.13)	(.12)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.38)	(.11)	(.10)	(.17)	(.30)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.23	$9.40	$7.70	$7.82	$8.03
Total ReturnC	(8.84)%	23.86%	(.32)%	(.51)%	.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.29%	1.15%	1.11%	1.07%	1.04%
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.07%	1.04%
Expenses net of all reductions	1.19%	1.13%	1.10%	1.06%	1.04%
Net investment income (loss)	1.15%	1.33%	1.44%	1.24%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$71,170	$82,077	$280,672	$307,035	$324,438
Portfolio turnover rateF	52%	66%G	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.38	$7.66	$7.78	$7.99	$8.26
Income from Investment Operations
Net investment income (loss)A	.10	.11	.10	.09	.15
Net realized and unrealized gain (loss)	(.89)	1.71	(.13)	(.14)	(.12)
Total from investment operations	(.79)	1.82	(.03)	(.05)	.03
Distributions from net investment income	(.17)	(.10)	(.09)	(.12)	(.12)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.40)	(.10)	(.09)	(.16)	(.30)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.19	$9.38	$7.66	$7.78	$7.99
Total ReturnC	(8.86)%	24.08%	(.43)%	(.64)%	.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.29%	1.42%	1.22%	1.17%	1.15%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.17%	1.15%
Expenses net of all reductions	1.19%	1.18%	1.20%	1.16%	1.15%
Net investment income (loss)	1.15%	1.28%	1.35%	1.14%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$9,405	$6,776	$2,156	$2,602	$2,240
Portfolio turnover rateF	52%	66%G	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$7.73
Income from Investment Operations
Net investment income (loss)B	.12	.08
Net realized and unrealized gain (loss)	(.89)	1.58
Total from investment operations	(.77)	1.66
Distributions from net investment income	(.17)	–
Distributions from net realized gain	(.23)	–
Total distributions	(.40)	–
Redemption fees added to paid in capitalB,C	–	–
Net asset value, end of period	$8.22	$9.39
Total ReturnD,E	(8.63)%	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.32%H
Expenses net of fee waivers, if any	1.05%	1.05%H
Expenses net of all reductions	1.04%	1.04%H
Net investment income (loss)	1.30%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$216	$246
Portfolio turnover rateI	52%	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,915,083
Gross unrealized depreciation	(8,544,527)
Net unrealized appreciation (depreciation)	$2,370,556
Tax Cost	$99,745,456

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 686,540
Capital loss carryforward	$(4,471,369)
Net unrealized appreciation (depreciation) on securities and other investments	$2,355,885

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(4,471,369)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$3,308,669	$ 4,227,310
Long-term Capital Gains	1,364,811	–
Total	$4,673,480	$ 4,227,310

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $61,126,834 and $64,345,798, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$22,059	$1,370
Class M	.25%	.25%	74,500	239
Class C	.75%	.25%	31,876	4,987
			$128,435	$6,596

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,042
Class M	1,612
Class C(a)	911
$6,565

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,487.23
Class M	33,726.23
Class C	9,795.31
Total International Equity	142,672.17
Class I	16,533.18
Class Z	129.05
	$223,342

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $305 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 30,358,599 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $259,566,026. The Fund had a net realized gain of $51,686,661 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6,498.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $329 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,525. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$13,422
Class M	1.70%	21,663
Class C	2.20%	7,157
Total International Equity	1.20%	72,940
Class I	1.20%	8,178
Class Z	1.05%	295
		$123,655

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,703 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,192.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$376,652	$–
Class M	591,842	–
Class C	110,403	–
Total International Equity	3,248,285	–
Class I	335,651	–
Class Z	10,647	–
Total	$4,673,480	$–
From net investment income
Class A	$–	$92,173
Class M	–	119,902
Class C	–	8,223
Total International Equity	–	3,979,536
Class I	–	27,476
Total	$–	$4,227,310

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017(a)	Year ended October 31, 2018	Year ended October 31, 2017(a)
Class A
Shares sold	173,804	192,334	$1,606,034	$1,631,763
Reinvestment of distributions	41,465	12,257	376,502	91,682
Shares redeemed	(286,968)	(332,738)	(2,649,748)	(2,778,571)
Net increase (decrease)	(71,699)	(128,147)	$(667,212)	$(1,055,126)
Class M
Shares sold	87,344	238,813	$814,151	$1,896,741
Reinvestment of distributions	64,894	15,944	591,835	119,902
Shares redeemed	(394,904)	(372,174)	(3,617,064)	(3,041,931)
Net increase (decrease)	(242,666)	(117,417)	$(2,211,078)	$(1,025,288)
Class C
Shares sold	70,398	96,785	$654,074	$808,355
Reinvestment of distributions	12,119	1,070	110,403	8,046
Shares redeemed	(94,138)	(109,698)	(860,312)	(920,097)
Net increase (decrease)	(11,621)	(11,843)	$(95,835)	$(103,696)
Total International Equity
Shares sold	1,403,656	6,763,065	$13,127,907	$53,465,510
Reinvestment of distributions	329,975	523,250	3,002,772	3,913,907
Shares redeemed	(1,820,863)	(35,028,420)(b)	(16,667,911)	(297,076,095)(b)
Net increase (decrease)	(87,232)	(27,742,105)	$(537,232)	$(239,696,678)
Class I
Shares sold	551,397	604,657	$5,085,051	$5,121,757
Reinvestment of distributions	36,520	3,621	330,507	27,016
Shares redeemed	(162,650)	(167,386)	(1,487,088)	(1,392,556)
Net increase (decrease)	425,267	440,892	$3,928,470	$3,756,217
Class Z
Shares sold	15,939	26,796	$147,844	$221,657
Reinvestment of distributions	1,174	–	10,647	–
Shares redeemed	(17,109)	(569)	(155,608)	(5,097)
Net increase (decrease)	4	26,227	$2,883	$216,560

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 (b) Amounts include in-kind redemption (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.45%
Actual		$1,000.00	$887.40	$6.90
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$886.70	$8.08
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$884.20	$10.45
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Total International Equity	1.20%
Actual		$1,000.00	$888.80	$5.71
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.20%
Actual		$1,000.00	$888.30	$5.71
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class Z	1.05%
Actual		$1,000.00	$889.60	$5.00
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 4%, Class M designates 5%, Class C designates 5%, Total International Equity designates 4%, Class I designates 4%, and Class Z designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 93%, Class M designates 100%, Class C designates 100%, Total International Equity designates 94%, Class I designates 88%, and Class Z designates 88% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/11/17	$0.3036	$0.0346
Class M	12/11/17	$0.2846	$0.0346
Class C	12/11/17	$0.2486	$0.0346
Total International Equity	12/11/17	$0.3006	$0.0346
Class I	12/11/17	$0.3226	$0.0346
Class Z	12/11/17	$0.3226	$0.0346

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Total International Equity Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ATIE-ANN-1218
1.853364.110

Fidelity® Total International Equity Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Total International Equity Fund	(8.84)%	2.40%	7.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$21,549	Fidelity® Total International Equity Fund
$19,812	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -9% to -10%, trailing the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, unfavorable stock picks in China and India detracted most. By sector, security selection within the consumer staples and consumer discretionary sectors also weighed on relative performance. Conversely, the fund benefitted from non-benchmark exposure to the United States, as well as strong stock picks in continental Europe. The largest individual relative detractor was untimely ownership of Swiss drug manufacturer Novartis. We sold the stock in June, missing out as the stock gained due to a number of positive changes either made or anticipated by the company's new CEO. Underexposure to benchmark heavyweight Royal Dutch Shell also detracted. We established a position in April and held it through period end, which weighed on relative performance as shares of the Anglo-Dutch multinational oil and gas giant gained during the period. Turning to contributors, out-of-benchmark stakes in U.S.-based credit-card processors Mastercard and Visa were the top relative contributors, as both companies continued to maintain considerable pricing power and significant market share. A sizable overweighting in Australian global biopharmaceutical firm CSL Limited also proved beneficial, as its shares gained following the acquisition and successful turnaround of Novartis' flu business. Lastly, I'll note that the fund's small cash stake – representing about 2% of assets, on average – helped our relative result in a down market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Co-Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund's developed-growth subportfolio (transitioned off 12/4/17), while Patrick Drouot and Patrick Buchanan served as Co-Managers of the developed small-cap sleeve (transitioned off 12/30/17).

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	13.9%
United States of America*	11.5%
United Kingdom	10.2%
France	6.8%
Germany	6.0%
Canada	5.8%
Cayman Islands	4.5%
Switzerland	4.4%
India	3.5%
Other	33.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.6

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.4
SAP SE (Germany, Software)	1.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.3
Nestle SA (Reg. S) (Switzerland, Food Products)	1.2
Visa, Inc. Class A (United States of America, IT Services)	1.2
CSL Ltd. (Australia, Biotechnology)	1.1
MasterCard, Inc. Class A (United States of America, IT Services)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
12.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	21.8
Industrials	14.6
Information Technology	13.4
Consumer Discretionary	9.5
Materials	8.2
Health Care	7.9
Consumer Staples	7.2
Communication Services	6.8
Energy	5.9
Real Estate	1.9

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Australia - 2.2%
Accent Group Ltd.	5,879	$5,183
Adelaide Brighton Ltd.	4,389	17,623
Beacon Lighting Group Ltd.	15,420	15,124
Commonwealth Bank of Australia	10,721	525,599
CSL Ltd.	8,594	1,144,138
DuluxGroup Ltd.	9,164	48,022
Imdex Ltd. (a)	16,011	13,039
Insurance Australia Group Ltd.	43,838	212,030
Macquarie Group Ltd.	3,228	267,908

TOTAL AUSTRALIA		2,248,666

Austria - 0.6%
Andritz AG	7,422	384,683
Erste Group Bank AG	6,200	252,807

TOTAL AUSTRIA		637,490

Bailiwick of Jersey - 0.7%
Ferguson PLC	1,834	123,845
Glencore Xstrata PLC	100,700	410,407
Integrated Diagnostics Holdings PLC (b)	7,500	25,875
WPP PLC	14,500	164,078

TOTAL BAILIWICK OF JERSEY		724,205

Belgium - 0.9%
KBC Ancora	2,011	93,024
KBC Groep NV	10,212	704,407
Umicore SA	3,588	169,020

TOTAL BELGIUM		966,451

Bermuda - 0.3%
Credicorp Ltd. (United States)	1,212	273,561
Vostok New Ventures Ltd. (depositary receipt) (a)	3,360	25,555

TOTAL BERMUDA		299,116

Brazil - 1.6%
BM&F BOVESPA SA	35,100	250,317
CVC Brasil Operadora e Agencia de Viagens SA	11,400	173,382
IRB Brasil Resseguros SA	10,000	194,706
Itau Unibanco Holding SA	3,500	39,867
Localiza Rent A Car SA	30,800	237,942
Lojas Renner SA	21,800	220,255
Notre Dame Intermedica Participacoes SA	30,400	197,112
Rumo SA (a)	37,500	167,775
Suzano Papel e Celulose SA	17,200	174,935

TOTAL BRAZIL		1,656,291

Canada - 5.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,722	750,839
Canadian National Railway Co.	11,163	954,297
Canadian Pacific Railway Ltd.	3,453	708,121
CCL Industries, Inc. Class B	12,290	517,012
Constellation Software, Inc.	957	658,629
Franco-Nevada Corp.	8,559	534,560
McCoy Global, Inc. (a)	7,000	6,115
New Look Vision Group, Inc.	1,300	31,847
Nutrien Ltd.	15,665	829,271
Pason Systems, Inc.	19,991	301,737
PrairieSky Royalty Ltd.	16,273	247,225
ShawCor Ltd. Class A	800	14,512
Suncor Energy, Inc.	13,500	452,854

TOTAL CANADA		6,007,019

Cayman Islands - 4.5%
58.com, Inc. ADR (a)	3,000	196,770
Alibaba Group Holding Ltd. sponsored ADR (a)	9,982	1,420,239
Baidu.com, Inc. sponsored ADR (a)	2,400	456,144
Baozun, Inc. sponsored ADR (a)	4,300	171,183
Huazhu Group Ltd. ADR	6,700	175,272
New Oriental Education & Technology Group, Inc. sponsored ADR	4,060	237,551
Shenzhou International Group Holdings Ltd.	19,000	209,820
Sunny Optical Technology Group Co. Ltd.	20,200	175,161
TAL Education Group ADR (a)	8,300	240,534
Tencent Holdings Ltd.	38,800	1,329,259
Value Partners Group Ltd.	22,000	16,328

TOTAL CAYMAN ISLANDS		4,628,261

Chile - 0.4%
Banco Santander Chile sponsored ADR	6,800	200,328
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	4,400	192,764

TOTAL CHILE		393,092

China - 2.3%
China International Travel Service Corp. Ltd. (A Shares)	24,400	187,766
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	27,200	148,407
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	46,600	161,665
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	53,082	168,020
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	13,600	172,329
Kweichow Moutai Co. Ltd. (A Shares)	2,394	188,379
Midea Group Co. Ltd. Class A	33,600	178,413
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	50,000	470,865
Shanghai International Airport Co. Ltd. (A Shares)	26,100	185,396
Shenzhen Inovance Technology Co. Ltd. Class A	49,600	158,421
Wuliangye Yibin Co. Ltd. Class A	23,500	162,211
Yunnan Baiyao Group Co. Ltd. (c)	16,800	169,140

TOTAL CHINA		2,351,012

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	94	118,648
Jyske Bank A/S (Reg.)	5,054	206,629
Netcompany Group A/S	700	23,151
Scandinavian Tobacco Group A/S (b)	950	14,415
SimCorp A/S	420	32,360
Spar Nord Bank A/S	4,931	40,874

TOTAL DENMARK		436,077

Finland - 0.7%
Nordea Bank ABP (a)	32,767	284,983
Sampo Oyj (A Shares)	6,553	301,789
Tikkurila Oyj	6,180	84,137

TOTAL FINLAND		670,909

France - 6.8%
Accor SA	3,400	155,658
Atos Origin SA	2,197	188,573
AXA SA	20,306	508,192
Bouygues SA	5,379	196,423
Capgemini SA	2,102	257,130
Compagnie de St. Gobain	4,800	180,823
Edenred SA	7,300	277,238
Elis SA	10,751	217,118
Hermes International SCA	286	163,589
Kering SA	375	167,179
Laurent-Perrier Group SA	259	26,578
Legrand SA	3,600	235,437
LVMH Moet Hennessy - Louis Vuitton SA	530	160,805
Natixis SA	38,600	225,859
Pernod Ricard SA	1,100	167,949
Safran SA	4,400	568,602
Sanofi SA	9,428	842,491
Societe Generale Series A	7,100	260,270
SR Teleperformance SA	1,200	197,897
Thales SA	1,120	143,348
Total SA (d)	17,660	1,036,208
Vetoquinol SA	600	33,640
VINCI SA	5,500	489,497
Virbac SA (a)	150	24,091
Vivendi SA	10,252	247,261

TOTAL FRANCE		6,971,856

Germany - 5.8%
adidas AG	747	175,987
Bayer AG	9,247	708,805
Brenntag AG	3,400	177,801
CompuGroup Medical AG	2,146	121,533
Continental AG	700	115,717
CTS Eventim AG	1,362	51,155
Deutsche Telekom AG	30,100	493,690
Fresenius SE & Co. KGaA	2,300	146,178
Hannover Reuck SE	2,500	337,247
HeidelbergCement Finance AG	2,300	156,306
Linde PLC	5,852	960,105
MTU Aero Engines Holdings AG	1,400	297,796
Nexus AG	1,420	38,762
SAP SE	12,833	1,374,074
Vonovia SE	12,770	584,632
WashTec AG	550	42,423
Wirecard AG	800	149,872

TOTAL GERMANY		5,932,083

Greece - 0.0%
Motor Oil (HELLAS) Corinth Refineries SA	900	21,305
Hong Kong - 1.4%
AIA Group Ltd.	140,600	1,064,099
China Resources Beer Holdings Co. Ltd.	54,000	187,645
Techtronic Industries Co. Ltd.	32,500	152,099

TOTAL HONG KONG		1,403,843

India - 3.5%
Adani Ports & Special Economic Zone Ltd.	18,374	79,212
Asian Paints Ltd.	11,646	193,743
Dabur India Ltd.	30,500	158,665
Eicher Motors Ltd.	559	165,256
Godrej Consumer Products Ltd.	18,787	184,123
HDFC Bank Ltd.	6,357	165,029
Hindustan Unilever Ltd.	11,000	241,194
Housing Development Finance Corp. Ltd.	30,394	727,077
Indraprastha Gas Ltd.	47,178	170,507
IndusInd Bank Ltd.	8,134	156,730
ITC Ltd.	59,500	225,337
Jyothy Laboratories Ltd.	4,788	12,255
Kotak Mahindra Bank Ltd.	10,386	157,159
Maruti Suzuki India Ltd.	2,503	223,916
Pidilite Industries Ltd.	11,690	151,554
Reliance Industries Ltd.	28,301	406,090
Titan Co. Ltd.	16,512	188,562

TOTAL INDIA		3,606,409

Indonesia - 0.5%
PT Bank Central Asia Tbk	161,100	250,618
PT Bank Rakyat Indonesia Tbk	1,174,300	243,318

TOTAL INDONESIA		493,936

Ireland - 1.3%
Accenture PLC Class A	1,000	157,620
CRH PLC	8,118	242,145
CRH PLC sponsored ADR	18,029	536,904
FBD Holdings PLC	1,972	24,011
James Hardie Industries PLC CDI	30,084	400,302

TOTAL IRELAND		1,360,982

Israel - 0.1%
Azrieli Group	282	13,691
Ituran Location & Control Ltd.	2,261	77,145
Strauss Group Ltd.	2,559	56,156

TOTAL ISRAEL		146,992

Italy - 0.7%
Assicurazioni Generali SpA	9,800	158,508
Interpump Group SpA	10,191	294,342
Intesa Sanpaolo SpA	71,700	158,821
Mediobanca SpA	10,834	95,126

TOTAL ITALY		706,797

Japan - 13.9%
Ai Holdings Corp.	1,100	20,999
Aoki Super Co. Ltd.	1,000	23,406
Artnature, Inc.	2,600	15,277
Aucnet, Inc.	1,200	12,581
Azbil Corp.	11,400	212,370
Broadleaf Co. Ltd.	2,400	13,868
Central Automotive Products Ltd.	2,400	32,649
Coca-Cola West Co. Ltd.	800	20,951
Daiichikosho Co. Ltd.	1,500	69,127
Daikokutenbussan Co. Ltd.	1,300	48,620
DENSO Corp.	7,800	347,925
East Japan Railway Co.	4,200	366,819
Fanuc Corp.	1,800	313,141
Funai Soken Holdings, Inc.	1,850	39,235
GCA Savvian Group Corp.	3,100	24,836
Goldcrest Co. Ltd.	2,960	46,301
Honda Motor Co. Ltd.	17,400	496,692
Hoya Corp.	11,300	642,338
Idemitsu Kosan Co. Ltd.	4,200	191,696
INPEX Corp.	11,800	134,362
Itochu Corp.	22,600	419,139
Japan Tobacco, Inc.	11,220	288,302
Kao Corp.	3,300	219,523
Keyence Corp.	1,942	951,767
Kobayashi Pharmaceutical Co. Ltd.	600	39,349
Komatsu Ltd.	9,500	247,403
Koshidaka Holdings Co. Ltd.	4,900	57,019
Kusuri No Aoki Holdings Co. Ltd.	600	43,072
Lasertec Corp.	2,200	63,172
Makita Corp.	5,200	179,962
Medikit Co. Ltd.	600	32,437
Minebea Mitsumi, Inc.	7,800	119,325
Miroku Jyoho Service Co., Ltd.	1,000	18,877
Misumi Group, Inc.	17,400	349,434
Mitsubishi UFJ Financial Group, Inc.	106,700	645,801
Mitsuboshi Belting Ltd.	1,500	36,837
Mitsui Fudosan Co. Ltd.	10,800	243,240
Nabtesco Corp.	8,900	196,244
Nagaileben Co. Ltd.	2,900	65,127
Nakano Refrigerators Co. Ltd.	400	21,376
ND Software Co. Ltd.	1,300	14,505
Nihon Parkerizing Co. Ltd.	7,500	90,597
Nintendo Co. Ltd.	1,000	312,203
Nomura Holdings, Inc.	47,300	227,133
NS Tool Co. Ltd.	1,000	23,521
OBIC Co. Ltd.	4,600	419,090
Oracle Corp. Japan	2,300	156,140
ORIX Corp.	24,200	394,844
OSG Corp.	13,200	273,043
Panasonic Corp.	20,300	217,849
Paramount Bed Holdings Co. Ltd.	1,800	75,854
ProNexus, Inc.	2,400	23,333
Recruit Holdings Co. Ltd.	6,800	182,509
San-Ai Oil Co. Ltd.	4,900	52,937
Shin-Etsu Chemical Co. Ltd.	2,900	242,326
Shinsei Bank Ltd.	13,700	208,692
SHO-BOND Holdings Co. Ltd.	5,240	373,374
Shoei Co. Ltd.	2,000	78,079
SK Kaken Co. Ltd.	20	8,481
SoftBank Corp.	3,000	237,416
Software Service, Inc.	500	37,666
Sony Corp.	4,600	248,937
Sony Financial Holdings, Inc.	13,700	316,052
Subaru Corp.	6,100	164,546
Sumitomo Mitsui Financial Group, Inc.	13,300	517,837
T&D Holdings, Inc.	15,200	242,983
Taiheiyo Cement Corp.	4,300	126,535
Takeda Pharmaceutical Co. Ltd.	9,200	381,428
Techno Medica Co. Ltd.	500	9,190
The Monogatari Corp.	280	25,014
TKC Corp.	1,000	38,109
Tocalo Co. Ltd.	2,200	19,127
Tokio Marine Holdings, Inc.	9,400	442,854
USS Co. Ltd.	38,400	693,232
Welcia Holdings Co. Ltd.	800	40,838
Workman Co. Ltd.	700	44,295
Yamada Consulting Group Co. Ltd.	1,800	41,492
Yamato Kogyo Co. Ltd.	700	18,425

TOTAL JAPAN		14,331,085

Kenya - 0.3%
Safaricom Ltd.	1,587,600	361,525
Korea (South) - 2.1%
BGF Retail Co. Ltd.	1,035	152,846
Leeno Industrial, Inc.	264	13,859
LG Chemical Ltd.	821	249,682
LG Household & Health Care Ltd.	239	218,682
NAVER Corp.	1,235	123,933
Samsung Electronics Co. Ltd.	36,667	1,362,560

TOTAL KOREA (SOUTH)		2,121,562

Mexico - 0.7%
Consorcio ARA S.A.B. de CV	41,655	11,053
Embotelladoras Arca S.A.B. de CV	22,900	115,158
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	19,300	159,667
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	11,070	184,002
Wal-Mart de Mexico SA de CV Series V	94,400	241,097

TOTAL MEXICO		710,977

Netherlands - 2.2%
Aalberts Industries NV	2,000	73,509
ASML Holding NV (Netherlands)	6,000	1,033,465
Ferrari NV	1,400	164,121
ING Groep NV (Certificaten Van Aandelen)	25,576	302,590
Koninklijke Philips Electronics NV	6,715	250,442
Takeaway.com Holding BV (a)(b)	600	35,339
VastNed Retail NV	596	23,627
Wolters Kluwer NV	4,100	232,936
Yandex NV Series A (a)	5,897	177,677

TOTAL NETHERLANDS		2,293,706

New Zealand - 0.1%
Auckland International Airport Ltd.	32,937	150,236
Norway - 0.7%
Equinor ASA	18,785	488,689
Kongsberg Gruppen ASA	2,800	46,037
Schibsted ASA (B Shares)	5,433	172,081
Skandiabanken ASA (b)	3,000	29,894

TOTAL NORWAY		736,701

Philippines - 0.8%
Ayala Corp.	10,760	185,250
Ayala Land, Inc.	262,200	194,551
Jollibee Food Corp.	7,250	37,446
SM Investments Corp.	11,750	197,897
SM Prime Holdings, Inc.	312,600	197,726

TOTAL PHILIPPINES		812,870

Portugal - 0.2%
Galp Energia SGPS SA Class B	12,492	217,825
Russia - 0.8%
Alrosa Co. Ltd.	121,400	184,108
NOVATEK OAO GDR (Reg. S)	1,600	271,200
Sberbank of Russia	124,490	357,820

TOTAL RUSSIA		813,128

South Africa - 1.9%
Capitec Bank Holdings Ltd.	2,824	189,639
Clicks Group Ltd.	20,899	266,329
Discovery Ltd.	17,322	185,437
FirstRand Ltd.	59,250	258,286
Mondi Ltd.	7,914	189,303
Naspers Ltd. Class N	4,818	846,740

TOTAL SOUTH AFRICA		1,935,734

Spain - 2.6%
Amadeus IT Holding SA Class A	11,900	959,402
Banco Santander SA	131,926	627,698
Banco Santander SA rights (a)	135,826	5,277
CaixaBank SA	60,006	242,827
Grifols SA ADR	12,600	257,292
Masmovil Ibercom SA (a)	821	106,567
Merlin Properties Socimi SA	9,000	112,948
Prosegur Compania de Seguridad SA (Reg.)	44,876	249,468
Unicaja Banco SA (b)	60,300	77,246

TOTAL SPAIN		2,638,725

Sweden - 3.0%
Addlife AB	1,400	32,127
AddTech AB (B Shares)	3,000	61,304
Alfa Laval AB	8,600	219,625
ASSA ABLOY AB (B Shares)	38,500	765,794
Atlas Copco AB (A Shares)	15,300	378,857
Epiroc AB Class A (a)	20,600	180,897
Fagerhult AB	13,185	115,841
Hexagon AB (B Shares)	3,300	161,770
Investor AB (B Shares)	5,855	253,813
Lagercrantz Group AB (B Shares)	4,300	42,337
Loomis AB (B Shares)	4,600	142,255
Saab AB (B Shares)	1,200	47,024
Svenska Handelsbanken AB (A Shares)	13,145	142,884
Swedbank AB (A Shares)	15,200	342,331
Telefonaktiebolaget LM Ericsson (B Shares)	27,800	242,048

TOTAL SWEDEN		3,128,907

Switzerland - 4.4%
Credit Suisse Group AG	20,393	266,611
Nestle SA (Reg. S)	15,066	1,271,919
Roche Holding AG (participation certificate)	4,374	1,064,467
Schindler Holding AG:
(participation certificate)	1,599	337,217
(Reg.)	280	58,160
Sika AG	1,404	180,109
Swiss Life Holding AG	610	230,276
Tecan Group AG	220	49,629
UBS Group AG	36,989	514,147
Zurich Insurance Group AG	1,632	506,706

TOTAL SWITZERLAND		4,479,241

Taiwan - 2.3%
Addcn Technology Co. Ltd.	3,772	29,362
E.SUN Financial Holdings Co. Ltd.	298,000	197,316
Formosa Chemicals & Fibre Corp.	69,000	249,608
Formosa Plastics Corp.	79,000	257,715
Taiwan Semiconductor Manufacturing Co. Ltd.	218,035	1,635,946

TOTAL TAIWAN		2,369,947

Thailand - 0.4%
Airports of Thailand PCL (For. Reg.)	108,500	209,409
C.P. ALL PCL (For. Reg.)	108,700	220,449

TOTAL THAILAND		429,858

United Arab Emirates - 0.2%
National Bank of Abu Dhabi PJSC	47,800	179,845
United Kingdom - 10.2%
Alliance Pharma PLC	29,814	25,456
Ascential PLC	11,562	55,686
AstraZeneca PLC (United Kingdom)	6,789	519,288
Aviva PLC	60,513	330,697
Avon Rubber PLC	1,400	21,474
BAE Systems PLC	77,135	517,212
BHP Billiton PLC	41,476	827,392
BP PLC	142,345	1,028,260
British American Tobacco PLC (United Kingdom)	12,279	532,298
Bunzl PLC	7,268	214,691
Cineworld Group PLC	6,800	25,606
Compass Group PLC	5,623	110,685
Dechra Pharmaceuticals PLC	3,400	99,347
DP Poland PLC (a)	40,100	13,839
Elementis PLC	60,535	158,620
GlaxoSmithKline PLC	16,636	322,202
Great Portland Estates PLC	5,506	49,103
Hilton Food Group PLC	2,654	31,277
Howden Joinery Group PLC	3,600	21,586
HSBC Holdings PLC sponsored ADR	6,031	247,814
Imperial Tobacco Group PLC	9,374	317,878
Informa PLC	81,415	742,605
InterContinental Hotel Group PLC ADR	10,791	580,124
ITE Group PLC	34,300	24,990
ITV PLC	49,300	93,861
Melrose Industries PLC	66,403	143,144
Micro Focus International PLC	8,258	128,017
NMC Health PLC	4,062	183,383
Prudential PLC	33,840	677,599
Reckitt Benckiser Group PLC	4,251	343,753
Rightmove PLC	23,500	135,815
Royal Dutch Shell PLC Class B sponsored ADR	10,200	670,242
RSA Insurance Group PLC	21,100	152,219
Shaftesbury PLC	13,837	158,647
Spectris PLC	10,770	295,148
Spirax-Sarco Engineering PLC	1,899	157,046
Standard Chartered PLC (United Kingdom)	22,838	160,407
Standard Life PLC	52,168	180,372
The Weir Group PLC	6,604	133,878
Topps Tiles PLC	16,600	13,346
Ultra Electronics Holdings PLC	2,001	36,779

TOTAL UNITED KINGDOM		10,481,786

United States of America - 8.9%
Alphabet, Inc. Class A (a)	590	643,442
American Tower Corp.	1,200	186,972
Amgen, Inc.	1,100	212,069
Amphenol Corp. Class A	1,940	173,630
Autoliv, Inc.	3,174	264,521
Berkshire Hathaway, Inc. Class B (a)	1,716	352,260
Black Knight, Inc. (a)	3,800	185,326
ConocoPhillips Co.	3,800	265,620
Constellation Brands, Inc. Class A (sub. vtg.)	800	159,384
Marsh & McLennan Companies, Inc.	3,200	271,200
Martin Marietta Materials, Inc.	1,930	330,570
MasterCard, Inc. Class A	5,753	1,137,196
MercadoLibre, Inc.	600	194,700
Mohawk Industries, Inc. (a)	1,565	195,202
Moody's Corp.	3,239	471,210
MSCI, Inc.	3,751	564,075
NVIDIA Corp.	700	147,581
PayPal Holdings, Inc. (a)	1,800	151,542
PriceSmart, Inc.	2,385	167,308
ResMed, Inc.	3,510	371,779
S&P Global, Inc.	3,101	565,374
Sherwin-Williams Co.	1,570	617,748
TransDigm Group, Inc. (a)	496	163,804
Veoneer, Inc. (a)	3,874	130,089
Visa, Inc. Class A	8,631	1,189,783

TOTAL UNITED STATES OF AMERICA		9,112,385

TOTAL COMMON STOCKS
(Cost $95,720,831)		98,968,835

Nonconvertible Preferred Stocks - 1.2%
Brazil - 0.8%
Itau Unibanco Holding SA	45,470	601,746
Itausa-Investimentos Itau SA (PN)	86,300	260,651

TOTAL BRAZIL		862,397

Germany - 0.2%
Porsche Automobil Holding SE (Germany)	3,076	195,618
Sartorius AG (non-vtg.)	380	55,092

TOTAL GERMANY		250,710

Spain - 0.2%
Grifols SA Class B	8,000	166,252
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,217,620)		1,279,359

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 2.23% (e)	1,856,306	1,856,677
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	11,140	11,141
TOTAL MONEY MARKET FUNDS
(Cost $1,867,818)		1,867,818
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $98,806,269)		102,116,012
NET OTHER ASSETS (LIABILITIES) - 0.8%		786,878
NET ASSETS - 100%		$102,902,890

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $182,769 or 0.2% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$27,590
Fidelity Securities Lending Cash Central Fund	8,525
Total	$36,115

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$7,096,993	$4,313,086	$2,783,907	$--
Consumer Discretionary	9,448,645	7,616,273	1,832,372	--
Consumer Staples	7,493,811	4,838,016	2,655,795	--
Energy	5,806,877	3,608,047	2,198,830	--
Financials	22,806,295	15,657,199	7,149,096	--
Health Care	8,319,135	3,748,442	4,401,553	169,140
Industrials	14,882,148	10,593,236	4,288,912	--
Information Technology	14,009,382	9,595,832	4,413,550	--
Materials	8,402,963	6,964,565	1,438,398	--
Real Estate	1,811,438	1,568,198	243,240	--
Utilities	170,507	170,507	--	--
Money Market Funds	1,867,818	1,867,818	--	--
Total Investments in Securities:	$102,116,012	$70,541,219	$31,405,653	$169,140

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,922,813
Level 2 to Level 1	$6,897,699

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $10,833) — See accompanying schedule: Unaffiliated issuers (cost $96,938,451)	$100,248,194
Fidelity Central Funds (cost $1,867,818)	1,867,818
Total Investment in Securities (cost $98,806,269)		$102,116,012
Foreign currency held at value (cost $49,186)		49,040
Receivable for investments sold		1,338,666
Receivable for fund shares sold		56,830
Dividends receivable		703,592
Distributions receivable from Fidelity Central Funds		3,016
Prepaid expenses		225
Receivable from investment adviser for expense reductions		27,180
Other receivables		33,436
Total assets		104,327,997
Liabilities
Payable to custodian bank	$69,044
Payable for investments purchased	639,640
Payable for fund shares redeemed	532,597
Accrued management fee	53,943
Distribution and service plan fees payable	9,122
Other affiliated payables	22,237
Other payables and accrued expenses	87,383
Collateral on securities loaned	11,141
Total liabilities		1,425,107
Net Assets		$102,902,890
Net Assets consist of:
Paid in capital		$104,331,835
Total distributable earnings (loss)		(1,428,945)
Net Assets		$102,902,890
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,525,893 ÷ 917,821 shares)		$8.20
Maximum offering price per share (100/94.25 of $8.20)		$8.70
Class M:
Net Asset Value and redemption price per share ($11,881,668 ÷ 1,444,790 shares)		$8.22
Maximum offering price per share (100/96.50 of $8.22)		$8.52
Class C:
Net Asset Value and offering price per share ($2,705,127 ÷ 330,913 shares)(a)		$8.17
Total International Equity:
Net Asset Value, offering price and redemption price per share ($71,169,797 ÷ 8,644,047 shares)		$8.23
Class I:
Net Asset Value, offering price and redemption price per share ($9,404,779 ÷ 1,147,697 shares)		$8.19
Class Z:
Net Asset Value, offering price and redemption price per share ($215,626 ÷ 26,231 shares)		$8.22

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$3,030,878
Income from Fidelity Central Funds		36,115
Income before foreign taxes withheld		3,066,993
Less foreign taxes withheld		(277,649)
Total income		2,789,344
Expenses
Management fee
Basic fee	$825,140
Performance adjustment	90,717
Transfer agent fees	223,342
Distribution and service plan fees	128,435
Accounting and security lending fees	62,000
Custodian fees and expenses	131,283
Independent trustees' fees and expenses	598
Registration fees	81,892
Audit	139,052
Legal	3,456
Miscellaneous	871
Total expenses before reductions	1,686,786
Expense reductions	(138,550)
Total expenses after reductions		1,548,236
Net investment income (loss)		1,241,108
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,035,720
Fidelity Central Funds	246
Foreign currency transactions	(14,087)
Total net realized gain (loss)		1,021,879
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $111,264)	(12,588,089)
Assets and liabilities in foreign currencies	(15,037)
Total change in net unrealized appreciation (depreciation)		(12,603,126)
Net gain (loss)		(11,581,247)
Net increase (decrease) in net assets resulting from operations		$(10,340,139)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,241,108	$2,786,915
Net realized gain (loss)	1,021,879	70,763,610
Change in net unrealized appreciation (depreciation)	(12,603,126)	(21,931,310)
Net increase (decrease) in net assets resulting from operations	(10,340,139)	51,619,215
Distributions to shareholders	(4,673,480)	–
Distributions to shareholders from net investment income	–	(4,227,310)
Total distributions	(4,673,480)	(4,227,310)
Share transactions - net increase (decrease)	419,996	(237,908,011)
Redemption fees	13	2,629
Total increase (decrease) in net assets	(14,593,610)	(190,513,477)
Net Assets
Beginning of period	117,496,500	308,009,977
End of period	$102,902,890	$117,496,500
Other Information
Undistributed net investment income end of period		$1,842,046

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$7.67	$7.79	$8.00	$8.27
Income from Investment Operations
Net investment income (loss)A	.08	.09	.08	.07	.13
Net realized and unrealized gain (loss)	(.89)	1.71	(.14)	(.14)	(.12)
Total from investment operations	(.81)	1.80	(.06)	(.07)	.01
Distributions from net investment income	(.15)	(.08)	(.06)	(.10)	(.10)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.38)	(.08)	(.06)	(.14)	(.28)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.20	$9.39	$7.67	$7.79	$8.00
Total ReturnC,D	(9.04)%	23.78%	(.76)%	(.89)%	.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.60%	1.67%	1.52%	1.48%	1.44%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.44%
Expenses net of all reductions	1.44%	1.43%	1.45%	1.44%	1.44%
Net investment income (loss)	.90%	1.02%	1.10%	.86%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$7,526	$9,292	$8,576	$9,163	$9,164
Portfolio turnover rateG	52%	66%H	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$7.70	$7.81	$8.04	$8.32
Income from Investment Operations
Net investment income (loss)A	.06	.06	.06	.05	.11
Net realized and unrealized gain (loss)	(.90)	1.73	(.13)	(.15)	(.12)
Total from investment operations	(.84)	1.79	(.07)	(.10)	(.01)
Distributions from net investment income	(.13)	(.07)	(.04)	(.09)	(.09)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.36)	(.07)	(.04)	(.13)	(.27)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.22	$9.42	$7.70	$7.81	$8.04
Total ReturnC,D	(9.30)%	23.41%	(.86)%	(1.26)%	(.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.85%	1.90%	1.73%	1.70%	1.68%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.68%
Expenses net of all reductions	1.69%	1.68%	1.69%	1.69%	1.68%
Net investment income (loss)	.65%	.77%	.85%	.61%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$11,882	$15,894	$13,893	$13,962	$10,282
Portfolio turnover rateG	52%	66%H	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.37	$7.66	$7.77	$8.00	$8.28
Income from Investment Operations
Net investment income (loss)A	.01	.02	.03	.01	.07
Net realized and unrealized gain (loss)	(.89)	1.71	(.14)	(.15)	(.12)
Total from investment operations	(.88)	1.73	(.11)	(.14)	(.05)
Distributions from net investment income	(.10)	(.02)	–	(.05)	(.05)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.32)B	(.02)	–	(.09)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$8.17	$9.37	$7.66	$7.77	$8.00
Total ReturnD,E	(9.72)%	22.70%	(1.42)%	(1.73)%	(.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.43%	2.48%	2.30%	2.26%	2.22%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.18%	2.20%	2.19%	2.20%
Net investment income (loss)	.14%	.27%	.35%	.11%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$2,705	$3,211	$2,713	$3,311	$4,028
Portfolio turnover rateH	52%	66%I	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.226 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$7.70	$7.82	$8.03	$8.29
Income from Investment Operations
Net investment income (loss)A	.11	.11	.11	.10	.16
Net realized and unrealized gain (loss)	(.90)	1.70	(.13)	(.14)	(.12)
Total from investment operations	(.79)	1.81	(.02)	(.04)	.04
Distributions from net investment income	(.15)	(.11)	(.10)	(.13)	(.12)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.38)	(.11)	(.10)	(.17)	(.30)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.23	$9.40	$7.70	$7.82	$8.03
Total ReturnC	(8.84)%	23.86%	(.32)%	(.51)%	.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.29%	1.15%	1.11%	1.07%	1.04%
Expenses net of fee waivers, if any	1.20%	1.14%	1.11%	1.07%	1.04%
Expenses net of all reductions	1.19%	1.13%	1.10%	1.06%	1.04%
Net investment income (loss)	1.15%	1.33%	1.44%	1.24%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$71,170	$82,077	$280,672	$307,035	$324,438
Portfolio turnover rateF	52%	66%G	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.38	$7.66	$7.78	$7.99	$8.26
Income from Investment Operations
Net investment income (loss)A	.10	.11	.10	.09	.15
Net realized and unrealized gain (loss)	(.89)	1.71	(.13)	(.14)	(.12)
Total from investment operations	(.79)	1.82	(.03)	(.05)	.03
Distributions from net investment income	(.17)	(.10)	(.09)	(.12)	(.12)
Distributions from net realized gain	(.23)	–	–	(.04)	(.18)
Total distributions	(.40)	(.10)	(.09)	(.16)	(.30)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.19	$9.38	$7.66	$7.78	$7.99
Total ReturnC	(8.86)%	24.08%	(.43)%	(.64)%	.37%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.29%	1.42%	1.22%	1.17%	1.15%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.17%	1.15%
Expenses net of all reductions	1.19%	1.18%	1.20%	1.16%	1.15%
Net investment income (loss)	1.15%	1.28%	1.35%	1.14%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$9,405	$6,776	$2,156	$2,602	$2,240
Portfolio turnover rateF	52%	66%G	51%	53%	85%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$7.73
Income from Investment Operations
Net investment income (loss)B	.12	.08
Net realized and unrealized gain (loss)	(.89)	1.58
Total from investment operations	(.77)	1.66
Distributions from net investment income	(.17)	–
Distributions from net realized gain	(.23)	–
Total distributions	(.40)	–
Redemption fees added to paid in capitalB,C	–	–
Net asset value, end of period	$8.22	$9.39
Total ReturnD,E	(8.63)%	21.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.32%H
Expenses net of fee waivers, if any	1.05%	1.05%H
Expenses net of all reductions	1.04%	1.04%H
Net investment income (loss)	1.30%	1.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$216	$246
Portfolio turnover rateI	52%	66%J

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,915,083
Gross unrealized depreciation	(8,544,527)
Net unrealized appreciation (depreciation)	$2,370,556
Tax Cost	$99,745,456

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 686,540
Capital loss carryforward	$(4,471,369)
Net unrealized appreciation (depreciation) on securities and other investments	$2,355,885

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(4,471,369)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$3,308,669	$ 4,227,310
Long-term Capital Gains	1,364,811	–
Total	$4,673,480	$ 4,227,310

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $61,126,834 and $64,345,798, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$22,059	$1,370
Class M	.25%	.25%	74,500	239
Class C	.75%	.25%	31,876	4,987
			$128,435	$6,596

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,042
Class M	1,612
Class C(a)	911
$6,565

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$20,487.23
Class M	33,726.23
Class C	9,795.31
Total International Equity	142,672.17
Class I	16,533.18
Class Z	129.05
	$223,342

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $305 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 30,358,599 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $259,566,026. The Fund had a net realized gain of $51,686,661 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6,498.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $329 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,525. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$13,422
Class M	1.70%	21,663
Class C	2.20%	7,157
Total International Equity	1.20%	72,940
Class I	1.20%	8,178
Class Z	1.05%	295
		$123,655

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,703 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,192.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$376,652	$–
Class M	591,842	–
Class C	110,403	–
Total International Equity	3,248,285	–
Class I	335,651	–
Class Z	10,647	–
Total	$4,673,480	$–
From net investment income
Class A	$–	$92,173
Class M	–	119,902
Class C	–	8,223
Total International Equity	–	3,979,536
Class I	–	27,476
Total	$–	$4,227,310

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017(a)	Year ended October 31, 2018	Year ended October 31, 2017(a)
Class A
Shares sold	173,804	192,334	$1,606,034	$1,631,763
Reinvestment of distributions	41,465	12,257	376,502	91,682
Shares redeemed	(286,968)	(332,738)	(2,649,748)	(2,778,571)
Net increase (decrease)	(71,699)	(128,147)	$(667,212)	$(1,055,126)
Class M
Shares sold	87,344	238,813	$814,151	$1,896,741
Reinvestment of distributions	64,894	15,944	591,835	119,902
Shares redeemed	(394,904)	(372,174)	(3,617,064)	(3,041,931)
Net increase (decrease)	(242,666)	(117,417)	$(2,211,078)	$(1,025,288)
Class C
Shares sold	70,398	96,785	$654,074	$808,355
Reinvestment of distributions	12,119	1,070	110,403	8,046
Shares redeemed	(94,138)	(109,698)	(860,312)	(920,097)
Net increase (decrease)	(11,621)	(11,843)	$(95,835)	$(103,696)
Total International Equity
Shares sold	1,403,656	6,763,065	$13,127,907	$53,465,510
Reinvestment of distributions	329,975	523,250	3,002,772	3,913,907
Shares redeemed	(1,820,863)	(35,028,420)(b)	(16,667,911)	(297,076,095)(b)
Net increase (decrease)	(87,232)	(27,742,105)	$(537,232)	$(239,696,678)
Class I
Shares sold	551,397	604,657	$5,085,051	$5,121,757
Reinvestment of distributions	36,520	3,621	330,507	27,016
Shares redeemed	(162,650)	(167,386)	(1,487,088)	(1,392,556)
Net increase (decrease)	425,267	440,892	$3,928,470	$3,756,217
Class Z
Shares sold	15,939	26,796	$147,844	$221,657
Reinvestment of distributions	1,174	–	10,647	–
Shares redeemed	(17,109)	(569)	(155,608)	(5,097)
Net increase (decrease)	4	26,227	$2,883	$216,560

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 (b) Amounts include in-kind redemption (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.45%
Actual		$1,000.00	$887.40	$6.90
Hypothetical-C		$1,000.00	$1,017.90	$7.38
Class M	1.70%
Actual		$1,000.00	$886.70	$8.08
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Class C	2.20%
Actual		$1,000.00	$884.20	$10.45
Hypothetical-C		$1,000.00	$1,014.12	$11.17
Total International Equity	1.20%
Actual		$1,000.00	$888.80	$5.71
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class I	1.20%
Actual		$1,000.00	$888.30	$5.71
Hypothetical-C		$1,000.00	$1,019.16	$6.11
Class Z	1.05%
Actual		$1,000.00	$889.60	$5.00
Hypothetical-C		$1,000.00	$1,019.91	$5.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 4%, Class M designates 5%, Class C designates 5%, Total International Equity designates 4%, Class I designates 4%, and Class Z designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 93%, Class M designates 100%, Class C designates 100%, Total International Equity designates 94%, Class I designates 88%, and Class Z designates 88% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/11/17	$0.3036	$0.0346
Class M	12/11/17	$0.2846	$0.0346
Class C	12/11/17	$0.2486	$0.0346
Total International Equity	12/11/17	$0.3006	$0.0346
Class I	12/11/17	$0.3226	$0.0346
Class Z	12/11/17	$0.3226	$0.0346

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Total International Equity Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

TIE-ANN-1218
1.912358.108

Fidelity Advisor® International Growth Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® International Growth Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.52)%	2.33%	8.77%
Class M (incl. 3.50% sales charge)	(9.68)%	2.49%	8.71%
Class C (incl. contingent deferred sales charge)	(7.80)%	2.74%	8.58%
Class I	(5.83)%	3.86%	9.71%
Class Z	(5.71)%	4.00%	9.78%

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$23,180	Fidelity Advisor® International Growth Fund - Class A
$20,925	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -6% to -7%, compared with -5.86% for the benchmark MSCI EAFE Growth Index. Versus the benchmark, the fund benefited from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in continental Europe. By sector, investment choices within the information technology sector also helped the fund's relative result. Conversely, stock picks in Japan and the U.K. detracted, as did investment choices within the consumer discretionary and consumer staples sectors. The biggest individual relative contributors were notable out-of-benchmark stakes in U.S.-based credit-card processors Mastercard and Visa, as both companies continued to maintain considerable pricing power and significant market share. A sizable overweighting in Australian global biopharmaceutical firm CSL Limited also proved beneficial, as its shares gained following the acquisition and successful turnaround of Novartis' flu business. I'll note that the fund's stake in cash – representing 3% of assets, on average – helped our relative result in a down market. Turning to detractors, a non-benchmark investment in U.S. flooring manufacturer Mohawk Industries hurt most, due to signs of softening in the U.S. housing market. The decision to not own consumer electronics conglomerate and benchmark component Sony also detracted from relative performance, given the stock's notable gain of during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund until December 4, 2017.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United States of America*	25.3%
Japan	13.0%
United Kingdom	8.7%
Switzerland	8.3%
Germany	7.4%
Sweden	5.0%
Spain	3.9%
France	3.7%
Australia	3.4%
Other	21.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	94.3
Short-Term Investments and Net Other Assets (Liabilities)	5.7

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.9
SAP SE (Germany, Software)	3.4
CSL Ltd. (Australia, Biotechnology)	3.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2
Visa, Inc. Class A (United States of America, IT Services)	3.0
MasterCard, Inc. Class A (United States of America, IT Services)	2.9
AIA Group Ltd. (Hong Kong, Insurance)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.5
Amadeus IT Holding SA Class A (Spain, IT Services)	2.4
30.0

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	21.1
Information Technology	19.8
Financials	15.4
Health Care	10.3
Consumer Discretionary	6.9
Consumer Staples	6.9
Communication Services	6.4
Materials	6.0
Real Estate	1.1
Energy	0.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value
Australia - 3.4%
CSL Ltd.	578,755	$77,050,926
Austria - 1.1%
Andritz AG	483,421	25,055,741
Belgium - 1.0%
KBC Groep NV	335,808	23,163,493
Brazil - 0.1%
Itau Unibanco Holding SA	230,900	2,630,082
Canada - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	254,900	12,173,317
Canadian National Railway Co.	125,100	10,694,484
Canadian Pacific Railway Ltd.	53,500	10,971,473
Franco-Nevada Corp.	188,300	11,760,436
Pason Systems, Inc.	335,200	5,059,382
PrairieSky Royalty Ltd. (a)	346,900	5,270,234

TOTAL CANADA		55,929,326

Cayman Islands - 0.8%
Alibaba Group Holding Ltd. sponsored ADR (b)	133,100	18,937,468
Denmark - 0.5%
Jyske Bank A/S (Reg.)	276,400	11,300,387
Finland - 0.2%
Tikkurila Oyj	278,900	3,797,071
France - 3.7%
Edenred SA	489,400	18,586,313
Elis SA	460,836	9,306,652
Legrand SA	251,300	16,434,822
Safran SA	308,200	39,828,014

TOTAL FRANCE		84,155,801

Germany - 7.4%
Bayer AG	163,490	12,531,911
Linde PLC	255,179	41,865,777
MTU Aero Engines Holdings AG	99,000	21,058,455
SAP SE	723,501	77,467,779
Vonovia SE	286,600	13,121,039

TOTAL GERMANY		166,044,961

Hong Kong - 2.7%
AIA Group Ltd.	7,973,000	60,341,822
India - 1.0%
Housing Development Finance Corp. Ltd.	967,878	23,153,301
Ireland - 2.8%
CRH PLC sponsored ADR (a)	1,266,766	37,724,291
James Hardie Industries PLC CDI	1,910,089	25,415,909

TOTAL IRELAND		63,140,200

Italy - 0.7%
Interpump Group SpA	556,726	16,079,680
Japan - 13.0%
Azbil Corp.	325,000	6,054,416
DENSO Corp.	532,900	23,770,415
East Japan Railway Co.	289,000	25,240,608
Fanuc Corp.	125,600	21,850,263
Hoya Corp.	472,500	26,858,820
Keyence Corp.	117,124	57,402,022
Komatsu Ltd.	662,300	17,247,919
Misumi Group, Inc.	1,031,700	20,719,034
Nabtesco Corp.	443,500	9,779,129
Nintendo Co. Ltd.	46,700	14,579,875
OSG Corp.	610,300	12,624,099
SHO-BOND Holdings Co. Ltd.	237,400	16,915,815
USS Co. Ltd.	2,169,400	39,163,981

TOTAL JAPAN		292,206,396

Kenya - 0.7%
Safaricom Ltd.	67,029,800	15,263,887
Korea (South) - 0.7%
BGF Retail Co. Ltd.	53,972	7,970,449
NAVER Corp.	85,970	8,627,138

TOTAL KOREA (SOUTH)		16,597,587

Netherlands - 2.6%
ASML Holding NV (Netherlands)	343,700	59,200,308
New Zealand - 0.5%
Auckland International Airport Ltd.	2,215,940	10,107,621
Norway - 0.5%
Schibsted ASA (B Shares)	364,600	11,548,103
South Africa - 1.4%
Clicks Group Ltd.	1,116,838	14,232,540
Naspers Ltd. Class N	91,700	16,115,828

TOTAL SOUTH AFRICA		30,348,368

Spain - 3.9%
Amadeus IT Holding SA Class A	663,800	53,516,901
Grifols SA ADR	838,200	17,116,044
Merlin Properties Socimi SA	430,900	5,407,692
Prosegur Compania de Seguridad SA (Reg.)	2,209,449	12,282,429

TOTAL SPAIN		88,323,066

Sweden - 5.0%
ASSA ABLOY AB (B Shares)	2,592,283	51,562,489
Atlas Copco AB (A Shares)	1,081,900	26,789,916
Epiroc AB Class A (b)	1,437,600	12,624,155
Fagerhult AB	552,394	4,853,213
Loomis AB (B Shares)	202,100	6,249,958
Svenska Handelsbanken AB (A Shares)	939,120	10,208,086

TOTAL SWEDEN		112,287,817

Switzerland - 8.3%
Nestle SA (Reg. S)	1,044,349	88,167,194
Roche Holding AG (participation certificate)	297,183	72,323,171
Schindler Holding AG:
(participation certificate)	105,958	22,345,707
(Reg.)	18,350	3,811,567

TOTAL SWITZERLAND		186,647,639

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,330,000	24,985,452
United Kingdom - 8.7%
BAE Systems PLC	2,619,600	17,565,170
Elementis PLC	2,360,662	6,185,666
Informa PLC	3,032,666	27,661,660
InterContinental Hotel Group PLC ADR (a)	721,022	38,762,143
Melrose Industries PLC	4,857,279	10,470,760
Prudential PLC	2,322,865	46,512,176
Reckitt Benckiser Group PLC	294,345	23,801,948
Rightmove PLC	1,065,700	6,159,087
Shaftesbury PLC	542,533	6,220,387
Spectris PLC	447,057	12,251,422

TOTAL UNITED KINGDOM		195,590,419

United States of America - 19.6%
Alphabet, Inc. Class A (b)	41,436	45,189,273
Autoliv, Inc. (a)	202,169	16,848,764
Berkshire Hathaway, Inc. Class B (b)	116,084	23,829,724
Black Knight, Inc. (b)	262,400	12,797,248
Marsh & McLennan Companies, Inc.	227,551	19,284,947
Martin Marietta Materials, Inc.	119,400	20,450,832
MasterCard, Inc. Class A	332,400	65,705,508
Mohawk Industries, Inc. (b)	101,300	12,635,149
Moody's Corp.	162,100	23,582,308
MSCI, Inc.	179,600	27,008,248
PayPal Holdings, Inc. (b)	128,600	10,826,834
PriceSmart, Inc.	127,800	8,965,170
ResMed, Inc.	228,600	24,213,312
S&P Global, Inc.	146,700	26,746,344
Sherwin-Williams Co.	75,300	29,628,291
Veoneer, Inc. (a)(b)	231,469	7,772,729
Visa, Inc. Class A	486,760	67,099,866

TOTAL UNITED STATES OF AMERICA		442,584,547

TOTAL COMMON STOCKS
(Cost $1,776,108,879)		2,116,471,469

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $8,721,522)	707,900	9,368,286

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 2.23% (c)	120,911,580	120,935,762
Fidelity Securities Lending Cash Central Fund 2.23% (c)(d)	45,794,861	45,799,441
TOTAL MONEY MARKET FUNDS
(Cost $166,735,203)		166,735,203
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $1,951,565,604)		2,292,574,958
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(38,184,935)
NET ASSETS - 100%		$2,254,390,023

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,284,956
Fidelity Securities Lending Cash Central Fund	462,892
Total	$1,747,848

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$145,144,851	$130,564,976	$14,579,875	$--
Consumer Discretionary	157,890,649	134,120,234	23,770,415	--
Consumer Staples	155,310,618	43,341,476	111,969,142	--
Energy	10,329,616	10,329,616	--	--
Financials	348,994,981	292,274,719	56,720,262	--
Health Care	230,094,184	145,239,102	84,855,082	--
Industrials	471,055,486	297,761,023	173,294,463	--
Information Technology	447,307,756	285,654,217	161,653,539	--
Materials	134,962,496	134,962,496	--	--
Real Estate	24,749,118	24,749,118	--	--
Money Market Funds	166,735,203	166,735,203	--	--
Total Investments in Securities:	$2,292,574,958	$1,665,732,180	$626,842,778	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$17,963,771
Level 2 to Level 1	$174,714,963

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $45,731,621) — See accompanying schedule: Unaffiliated issuers (cost $1,784,830,401)	$2,125,839,755
Fidelity Central Funds (cost $166,735,203)	166,735,203
Total Investment in Securities (cost $1,951,565,604)		$2,292,574,958
Foreign currency held at value (cost $15,231)		14,808
Receivable for investments sold		7,160,194
Receivable for fund shares sold		5,172,093
Dividends receivable		8,730,685
Distributions receivable from Fidelity Central Funds		269,240
Prepaid expenses		4,666
Other receivables		175,049
Total assets		2,314,101,693
Liabilities
Payable for investments purchased	$5,398,186
Payable for fund shares redeemed	6,537,082
Accrued management fee	1,345,676
Distribution and service plan fees payable	93,811
Other affiliated payables	390,515
Other payables and accrued expenses	154,700
Collateral on securities loaned	45,791,700
Total liabilities		59,711,670
Net Assets		$2,254,390,023
Net Assets consist of:
Paid in capital		$1,982,928,446
Total distributable earnings (loss)		271,461,577
Net Assets		$2,254,390,023
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($138,801,944 ÷ 11,129,084 shares)		$12.47
Maximum offering price per share (100/94.25 of $12.47)		$13.23
Class M:
Net Asset Value and redemption price per share ($26,479,092 ÷ 2,130,561 shares)		$12.43
Maximum offering price per share (100/96.50 of $12.43)		$12.88
Class C:
Net Asset Value and offering price per share ($60,489,203 ÷ 4,957,617 shares)(a)		$12.20
International Growth:
Net Asset Value, offering price and redemption price per share ($811,100,687 ÷ 64,509,100 shares)		$12.57
Class I:
Net Asset Value, offering price and redemption price per share ($660,960,682 ÷ 52,676,208 shares)		$12.55
Class Z:
Net Asset Value, offering price and redemption price per share ($556,558,415 ÷ 44,269,920 shares)		$12.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$48,714,625
Income from Fidelity Central Funds		1,747,848
Income before foreign taxes withheld		50,462,473
Less foreign taxes withheld		(4,506,698)
Total income		45,955,775
Expenses
Management fee
Basic fee	$17,002,946
Performance adjustment	(55,145)
Transfer agent fees	4,013,844
Distribution and service plan fees	1,261,740
Accounting and security lending fees	1,084,753
Custodian fees and expenses	302,250
Independent trustees' fees and expenses	12,196
Registration fees	171,109
Audit	75,340
Legal	7,141
Interest	12,804
Miscellaneous	16,040
Total expenses before reductions	23,905,018
Expense reductions	(271,447)
Total expenses after reductions		23,633,571
Net investment income (loss)		22,322,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,254,679
Fidelity Central Funds	875
Foreign currency transactions	(452,401)
Total net realized gain (loss)		5,803,153
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $43,591)	(175,443,626)
Assets and liabilities in foreign currencies	(68,126)
Total change in net unrealized appreciation (depreciation)		(175,511,752)
Net gain (loss)		(169,708,599)
Net increase (decrease) in net assets resulting from operations		$(147,386,395)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,322,204	$16,277,855
Net realized gain (loss)	5,803,153	(12,551,371)
Change in net unrealized appreciation (depreciation)	(175,511,752)	409,389,366
Net increase (decrease) in net assets resulting from operations	(147,386,395)	413,115,850
Distributions to shareholders	(16,636,167)	–
Distributions to shareholders from net investment income	–	(18,629,181)
Total distributions	(16,636,167)	(18,629,181)
Share transactions - net increase (decrease)	95,038,479	210,891,938
Redemption fees	–	6,903
Total increase (decrease) in net assets	(68,984,084)	605,385,510
Net Assets
Beginning of period	2,323,374,107	1,717,988,597
End of period	$2,254,390,023	$2,323,374,107
Other Information
Undistributed net investment income end of period		$13,559,706

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.34	$10.88	$11.30	$11.01	$10.78
Income from Investment Operations
Net investment income (loss)A	.09	.07	.12B	.07	.09
Net realized and unrealized gain (loss)	(.90)	2.49	(.48)	.28	.18
Total from investment operations	(.81)	2.56	(.36)	.35	.27
Distributions from net investment income	(.04)	(.10)	(.05)	(.06)	(.03)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.06)	(.10)	(.06)	(.06)	(.04)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.47	$13.34	$10.88	$11.30	$11.01
Total ReturnD,E	(6.12)%	23.80%	(3.22)%	3.20%	2.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.28%	1.27%	1.26%	1.35%
Expenses net of fee waivers, if any	1.23%	1.28%	1.27%	1.26%	1.35%
Expenses net of all reductions	1.22%	1.27%	1.27%	1.25%	1.34%
Net investment income (loss)	.64%	.62%	1.05%B	.66%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$138,802	$156,988	$221,861	$184,878	$119,017
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.30	$10.84	$11.26	$10.96	$10.75
Income from Investment Operations
Net investment income (loss)A	.05	.04	.08B	.04	.06
Net realized and unrealized gain (loss)	(.90)	2.49	(.48)	.27	.18
Total from investment operations	(.85)	2.53	(.40)	.31	.24
Distributions from net investment income	(.01)	(.07)	(.01)	(.01)	(.02)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.02)C	(.07)	(.02)	(.01)	(.03)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.43	$13.30	$10.84	$11.26	$10.96
Total ReturnE,F	(6.40)%	23.51%	(3.58)%	2.85%	2.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.54%	1.59%	1.61%	1.58%	1.65%
Expenses net of fee waivers, if any	1.53%	1.59%	1.61%	1.58%	1.65%
Expenses net of all reductions	1.52%	1.58%	1.61%	1.58%	1.65%
Net investment income (loss)	.34%	.31%	.71%B	.33%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$26,479	$33,597	$27,966	$28,833	$26,369
Portfolio turnover rateI	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions of $.02 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$10.67	$11.12	$10.87	$10.69
Income from Investment Operations
Net investment income (loss)A	(.01)	(.02)	.03B	(.02)	.01
Net realized and unrealized gain (loss)	(.89)	2.47	(.47)	.27	.18
Total from investment operations	(.90)	2.45	(.44)	.25	.19
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	–	–	(.01)	–	(.01)
Total distributions	–	(.02)	(.01)	–	(.01)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.20	$13.10	$10.67	$11.12	$10.87
Total ReturnD,E	(6.87)%	22.96%	(3.98)%	2.30%	1.77%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.99%	2.04%	2.07%	2.06%	2.12%
Expenses net of fee waivers, if any	1.99%	2.04%	2.07%	2.06%	2.12%
Expenses net of all reductions	1.98%	2.04%	2.06%	2.05%	2.12%
Net investment income (loss)	(.11)%	(.15)%	.26%B	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$60,489	$68,908	$52,738	$52,378	$32,737
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$10.97	$11.38	$11.10	$10.84
Income from Investment Operations
Net investment income (loss)A	.13	.10	.15B	.11	.13
Net realized and unrealized gain (loss)	(.92)	2.51	(.47)	.26	.19
Total from investment operations	(.79)	2.61	(.32)	.37	.32
Distributions from net investment income	(.08)	(.13)	(.08)	(.09)	(.05)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.09)C	(.13)	(.09)	(.09)	(.06)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.57	$13.45	$10.97	$11.38	$11.10
Total ReturnE	(5.89)%	24.14%	(2.87)%	3.36%	2.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.95%	1.03%	.99%	.97%	1.04%
Expenses net of fee waivers, if any	.95%	1.03%	.99%	.97%	1.04%
Expenses net of all reductions	.94%	1.03%	.98%	.96%	1.04%
Net investment income (loss)	.93%	.87%	1.34%B	.94%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$811,101	$961,775	$1,038,771	$938,348	$635,607
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$10.95	$11.36	$11.08	$10.84
Income from Investment Operations
Net investment income (loss)A	.13	.11	.15B	.11	.13
Net realized and unrealized gain (loss)	(.91)	2.51	(.47)	.27	.18
Total from investment operations	(.78)	2.62	(.32)	.38	.31
Distributions from net investment income	(.09)	(.14)	(.08)	(.10)	(.06)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.10)C	(.14)	(.09)	(.10)	(.07)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.55	$13.43	$10.95	$11.36	$11.08
Total ReturnE	(5.83)%	24.23%	(2.87)%	3.41%	2.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	.98%	.98%	.98%	1.04%
Expenses net of fee waivers, if any	.93%	.98%	.98%	.98%	1.04%
Expenses net of all reductions	.92%	.97%	.98%	.97%	1.04%
Net investment income (loss)	.94%	.92%	1.34%B	.94%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$660,961	$728,227	$359,676	$267,745	$121,554
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$10.97	$11.38	$11.10	$10.84
Income from Investment Operations
Net investment income (loss)A	.15	.13	.16B	.12	.14
Net realized and unrealized gain (loss)	(.91)	2.50	(.47)	.27	.19
Total from investment operations	(.76)	2.63	(.31)	.39	.33
Distributions from net investment income	(.10)	(.15)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.12)	(.15)	(.10)	(.11)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$12.57	$13.45	$10.97	$11.38	$11.10
Total ReturnC	(5.71)%	24.33%	(2.73)%	3.52%	3.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.84%	.85%	.84%	.88%
Expenses net of fee waivers, if any	.80%	.84%	.85%	.84%	.88%
Expenses net of all reductions	.79%	.84%	.84%	.83%	.88%
Net investment income (loss)	1.08%	1.05%	1.48%B	1.07%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$556,558	$373,878	$16,977	$897	$104
Portfolio turnover rateF	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Amount represents less than $.005 per share.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$441,942,392
Gross unrealized depreciation	(105,336,047)
Net unrealized appreciation (depreciation)	$336,606,345
Tax Cost	$1,955,968,613

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,275,635
Capital loss carryforward	$(84,264,210)
Net unrealized appreciation (depreciation) on securities and other investments	$336,450,152

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(75,102,155)
Long-term	(9,162,055)
Total no expiration	$(84,264,210)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$16,636,167	$ 18,629,181

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $817,415,801 and $799,943,289, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$396,877	$14,365
Class M	.25%	.25%	159,678	3,547
Class C	.75%	.25%	705,185	143,829
			$1,261,740	$161,741

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$90,521
Class M	8,492
Class CA	10,189
$109,202

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$363,270.23
Class M	88,795.28
Class C	162,658.23
International Growth	1,837,674.19
Class I	1,336,626.18
Class Z	224,821.05
	$4,013,844

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,788 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$40,450,167	1.90%	$12,804

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $113,811.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,672 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $462,892, including $670 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $246,329 for the period. Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,271.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,847.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$667,281	$–
Class M	48,590	–
International Growth	6,746,881	–
Class I	5,822,889	–
Class Z	3,350,526	–
Total	$16,636,167	$–
From net investment income
Class A	$–	$1,997,030
Class M	–	186,824
Class C	–	77,926
International Growth	–	11,653,320
Class I	–	4,492,180
Class Z	–	221,901
Total	$–	$18,629,181

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	2,575,636	4,137,031	$35,129,838	$48,223,768
Reinvestment of distributions	49,581	187,295	663,775	1,972,221
Shares redeemed	(3,261,091)	(12,953,360)	(44,291,373)	(147,524,032)
Net increase (decrease)	(635,874)	(8,629,034)	$(8,497,760)	$(97,328,043)
Class M
Shares sold	349,635	634,763	$4,771,254	$7,389,758
Reinvestment of distributions	3,624	17,518	48,527	184,470
Shares redeemed	(748,765)	(705,137)	(10,142,042)	(8,346,528)
Net increase (decrease)	(395,506)	(52,856)	$(5,322,261)	$(772,300)
Class C
Shares sold	1,082,980	1,572,029	$14,574,249	$18,704,209
Reinvestment of distributions	–	7,327	–	76,279
Shares redeemed	(1,386,849)	(1,259,133)	(18,440,770)	(14,766,822)
Net increase (decrease)	(303,869)	320,223	$(3,866,521)	$4,013,666
International Growth
Shares sold	19,748,706	28,743,527	$271,435,270	$341,195,764
Reinvestment of distributions	469,327	929,056	6,314,733	9,838,706
Shares redeemed	(27,217,331)	(52,869,764)	(371,174,329)	(601,819,958)
Net increase (decrease)	(6,999,298)	(23,197,181)	$(93,424,326)	$(250,785,488)
Class I
Shares sold	23,675,678	38,959,806	$322,195,941	$465,525,076
Reinvestment of distributions	352,717	415,087	4,735,014	4,387,467
Shares redeemed	(25,574,189)	(17,997,694)	(351,174,190)	(214,014,368)
Net increase (decrease)	(1,545,794)	21,377,199	$(24,243,235)	$255,898,175
Class Z
Shares sold	27,518,013	35,134,319	$376,275,009	$405,268,628
Reinvestment of distributions	140,992	20,974	1,894,059	221,901
Shares redeemed	(11,179,068)	(8,913,102)	(147,776,486)	(105,624,601)
Net increase (decrease)	16,479,937	26,242,191	$230,392,582	$299,865,928

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.22%
Actual		$1,000.00	$925.10	$5.92
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class M	1.52%
Actual		$1,000.00	$924.20	$7.37
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Class C	1.97%
Actual		$1,000.00	$921.50	$9.54
Hypothetical-C		$1,000.00	$1,015.27	$10.01
International Growth	.91%
Actual		$1,000.00	$926.30	$4.42
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Class I	.91%
Actual		$1,000.00	$926.90	$4.42
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Class Z	.79%
Actual		$1,000.00	$927.00	$3.84
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 25% and 93%; Class M designates 49% and 93%; International Growth designates 16% and 93%; Class I designates 15% and 93%; and Class Z designates 13% and 93% of the dividends distributed on December 8, 2017 and December 28, 2017, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Growth, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/11/17	$0.0746	$0.0196
Class A	12/29/17	$0.0020	$0.0000
Class M	12/11/17	$0.0376	$0.0196
Class M	12/29/17	$0.0020	$0.0000
International Growth	12/11/17	$0.1116	$0.0196
International Growth	12/29/17	$0.0020	$0.0000
Class I	12/11/17	$0.1216	$0.0196
Class I	12/29/17	$0.0020	$0.0000
Class Z	12/11/17	$0.1366	$0.0196
Class Z	12/29/17	$0.0020	$0.0000

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AIGF-ANN-1218
1.853349.110

Fidelity® International Growth Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Growth Fund	(5.89)%	3.84%	9.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$25,227	Fidelity® International Growth Fund
$20,925	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -6% to -7%, compared with -5.86% for the benchmark MSCI EAFE Growth Index. Versus the benchmark, the fund benefited from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in continental Europe. By sector, investment choices within the information technology sector also helped the fund's relative result. Conversely, stock picks in Japan and the U.K. detracted, as did investment choices within the consumer discretionary and consumer staples sectors. The biggest individual relative contributors were notable out-of-benchmark stakes in U.S.-based credit-card processors Mastercard and Visa, as both companies continued to maintain considerable pricing power and significant market share. A sizable overweighting in Australian global biopharmaceutical firm CSL Limited also proved beneficial, as its shares gained following the acquisition and successful turnaround of Novartis' flu business. I'll note that the fund's stake in cash – representing 3% of assets, on average – helped our relative result in a down market. Turning to detractors, a non-benchmark investment in U.S. flooring manufacturer Mohawk Industries hurt most, due to signs of softening in the U.S. housing market. The decision to not own consumer electronics conglomerate and benchmark component Sony also detracted from relative performance, given the stock's notable gain of during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund until December 4, 2017.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United States of America*	25.3%
Japan	13.0%
United Kingdom	8.7%
Switzerland	8.3%
Germany	7.4%
Sweden	5.0%
Spain	3.9%
France	3.7%
Australia	3.4%
Other	21.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	94.3
Short-Term Investments and Net Other Assets (Liabilities)	5.7

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.9
SAP SE (Germany, Software)	3.4
CSL Ltd. (Australia, Biotechnology)	3.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2
Visa, Inc. Class A (United States of America, IT Services)	3.0
MasterCard, Inc. Class A (United States of America, IT Services)	2.9
AIA Group Ltd. (Hong Kong, Insurance)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.5
Amadeus IT Holding SA Class A (Spain, IT Services)	2.4
30.0

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	21.1
Information Technology	19.8
Financials	15.4
Health Care	10.3
Consumer Discretionary	6.9
Consumer Staples	6.9
Communication Services	6.4
Materials	6.0
Real Estate	1.1
Energy	0.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value
Australia - 3.4%
CSL Ltd.	578,755	$77,050,926
Austria - 1.1%
Andritz AG	483,421	25,055,741
Belgium - 1.0%
KBC Groep NV	335,808	23,163,493
Brazil - 0.1%
Itau Unibanco Holding SA	230,900	2,630,082
Canada - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	254,900	12,173,317
Canadian National Railway Co.	125,100	10,694,484
Canadian Pacific Railway Ltd.	53,500	10,971,473
Franco-Nevada Corp.	188,300	11,760,436
Pason Systems, Inc.	335,200	5,059,382
PrairieSky Royalty Ltd. (a)	346,900	5,270,234

TOTAL CANADA		55,929,326

Cayman Islands - 0.8%
Alibaba Group Holding Ltd. sponsored ADR (b)	133,100	18,937,468
Denmark - 0.5%
Jyske Bank A/S (Reg.)	276,400	11,300,387
Finland - 0.2%
Tikkurila Oyj	278,900	3,797,071
France - 3.7%
Edenred SA	489,400	18,586,313
Elis SA	460,836	9,306,652
Legrand SA	251,300	16,434,822
Safran SA	308,200	39,828,014

TOTAL FRANCE		84,155,801

Germany - 7.4%
Bayer AG	163,490	12,531,911
Linde PLC	255,179	41,865,777
MTU Aero Engines Holdings AG	99,000	21,058,455
SAP SE	723,501	77,467,779
Vonovia SE	286,600	13,121,039

TOTAL GERMANY		166,044,961

Hong Kong - 2.7%
AIA Group Ltd.	7,973,000	60,341,822
India - 1.0%
Housing Development Finance Corp. Ltd.	967,878	23,153,301
Ireland - 2.8%
CRH PLC sponsored ADR (a)	1,266,766	37,724,291
James Hardie Industries PLC CDI	1,910,089	25,415,909

TOTAL IRELAND		63,140,200

Italy - 0.7%
Interpump Group SpA	556,726	16,079,680
Japan - 13.0%
Azbil Corp.	325,000	6,054,416
DENSO Corp.	532,900	23,770,415
East Japan Railway Co.	289,000	25,240,608
Fanuc Corp.	125,600	21,850,263
Hoya Corp.	472,500	26,858,820
Keyence Corp.	117,124	57,402,022
Komatsu Ltd.	662,300	17,247,919
Misumi Group, Inc.	1,031,700	20,719,034
Nabtesco Corp.	443,500	9,779,129
Nintendo Co. Ltd.	46,700	14,579,875
OSG Corp.	610,300	12,624,099
SHO-BOND Holdings Co. Ltd.	237,400	16,915,815
USS Co. Ltd.	2,169,400	39,163,981

TOTAL JAPAN		292,206,396

Kenya - 0.7%
Safaricom Ltd.	67,029,800	15,263,887
Korea (South) - 0.7%
BGF Retail Co. Ltd.	53,972	7,970,449
NAVER Corp.	85,970	8,627,138

TOTAL KOREA (SOUTH)		16,597,587

Netherlands - 2.6%
ASML Holding NV (Netherlands)	343,700	59,200,308
New Zealand - 0.5%
Auckland International Airport Ltd.	2,215,940	10,107,621
Norway - 0.5%
Schibsted ASA (B Shares)	364,600	11,548,103
South Africa - 1.4%
Clicks Group Ltd.	1,116,838	14,232,540
Naspers Ltd. Class N	91,700	16,115,828

TOTAL SOUTH AFRICA		30,348,368

Spain - 3.9%
Amadeus IT Holding SA Class A	663,800	53,516,901
Grifols SA ADR	838,200	17,116,044
Merlin Properties Socimi SA	430,900	5,407,692
Prosegur Compania de Seguridad SA (Reg.)	2,209,449	12,282,429

TOTAL SPAIN		88,323,066

Sweden - 5.0%
ASSA ABLOY AB (B Shares)	2,592,283	51,562,489
Atlas Copco AB (A Shares)	1,081,900	26,789,916
Epiroc AB Class A (b)	1,437,600	12,624,155
Fagerhult AB	552,394	4,853,213
Loomis AB (B Shares)	202,100	6,249,958
Svenska Handelsbanken AB (A Shares)	939,120	10,208,086

TOTAL SWEDEN		112,287,817

Switzerland - 8.3%
Nestle SA (Reg. S)	1,044,349	88,167,194
Roche Holding AG (participation certificate)	297,183	72,323,171
Schindler Holding AG:
(participation certificate)	105,958	22,345,707
(Reg.)	18,350	3,811,567

TOTAL SWITZERLAND		186,647,639

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,330,000	24,985,452
United Kingdom - 8.7%
BAE Systems PLC	2,619,600	17,565,170
Elementis PLC	2,360,662	6,185,666
Informa PLC	3,032,666	27,661,660
InterContinental Hotel Group PLC ADR (a)	721,022	38,762,143
Melrose Industries PLC	4,857,279	10,470,760
Prudential PLC	2,322,865	46,512,176
Reckitt Benckiser Group PLC	294,345	23,801,948
Rightmove PLC	1,065,700	6,159,087
Shaftesbury PLC	542,533	6,220,387
Spectris PLC	447,057	12,251,422

TOTAL UNITED KINGDOM		195,590,419

United States of America - 19.6%
Alphabet, Inc. Class A (b)	41,436	45,189,273
Autoliv, Inc. (a)	202,169	16,848,764
Berkshire Hathaway, Inc. Class B (b)	116,084	23,829,724
Black Knight, Inc. (b)	262,400	12,797,248
Marsh & McLennan Companies, Inc.	227,551	19,284,947
Martin Marietta Materials, Inc.	119,400	20,450,832
MasterCard, Inc. Class A	332,400	65,705,508
Mohawk Industries, Inc. (b)	101,300	12,635,149
Moody's Corp.	162,100	23,582,308
MSCI, Inc.	179,600	27,008,248
PayPal Holdings, Inc. (b)	128,600	10,826,834
PriceSmart, Inc.	127,800	8,965,170
ResMed, Inc.	228,600	24,213,312
S&P Global, Inc.	146,700	26,746,344
Sherwin-Williams Co.	75,300	29,628,291
Veoneer, Inc. (a)(b)	231,469	7,772,729
Visa, Inc. Class A	486,760	67,099,866

TOTAL UNITED STATES OF AMERICA		442,584,547

TOTAL COMMON STOCKS
(Cost $1,776,108,879)		2,116,471,469

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $8,721,522)	707,900	9,368,286

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 2.23% (c)	120,911,580	120,935,762
Fidelity Securities Lending Cash Central Fund 2.23% (c)(d)	45,794,861	45,799,441
TOTAL MONEY MARKET FUNDS
(Cost $166,735,203)		166,735,203
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $1,951,565,604)		2,292,574,958
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(38,184,935)
NET ASSETS - 100%		$2,254,390,023

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,284,956
Fidelity Securities Lending Cash Central Fund	462,892
Total	$1,747,848

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$145,144,851	$130,564,976	$14,579,875	$--
Consumer Discretionary	157,890,649	134,120,234	23,770,415	--
Consumer Staples	155,310,618	43,341,476	111,969,142	--
Energy	10,329,616	10,329,616	--	--
Financials	348,994,981	292,274,719	56,720,262	--
Health Care	230,094,184	145,239,102	84,855,082	--
Industrials	471,055,486	297,761,023	173,294,463	--
Information Technology	447,307,756	285,654,217	161,653,539	--
Materials	134,962,496	134,962,496	--	--
Real Estate	24,749,118	24,749,118	--	--
Money Market Funds	166,735,203	166,735,203	--	--
Total Investments in Securities:	$2,292,574,958	$1,665,732,180	$626,842,778	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$17,963,771
Level 2 to Level 1	$174,714,963

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $45,731,621) — See accompanying schedule: Unaffiliated issuers (cost $1,784,830,401)	$2,125,839,755
Fidelity Central Funds (cost $166,735,203)	166,735,203
Total Investment in Securities (cost $1,951,565,604)		$2,292,574,958
Foreign currency held at value (cost $15,231)		14,808
Receivable for investments sold		7,160,194
Receivable for fund shares sold		5,172,093
Dividends receivable		8,730,685
Distributions receivable from Fidelity Central Funds		269,240
Prepaid expenses		4,666
Other receivables		175,049
Total assets		2,314,101,693
Liabilities
Payable for investments purchased	$5,398,186
Payable for fund shares redeemed	6,537,082
Accrued management fee	1,345,676
Distribution and service plan fees payable	93,811
Other affiliated payables	390,515
Other payables and accrued expenses	154,700
Collateral on securities loaned	45,791,700
Total liabilities		59,711,670
Net Assets		$2,254,390,023
Net Assets consist of:
Paid in capital		$1,982,928,446
Total distributable earnings (loss)		271,461,577
Net Assets		$2,254,390,023
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($138,801,944 ÷ 11,129,084 shares)		$12.47
Maximum offering price per share (100/94.25 of $12.47)		$13.23
Class M:
Net Asset Value and redemption price per share ($26,479,092 ÷ 2,130,561 shares)		$12.43
Maximum offering price per share (100/96.50 of $12.43)		$12.88
Class C:
Net Asset Value and offering price per share ($60,489,203 ÷ 4,957,617 shares)(a)		$12.20
International Growth:
Net Asset Value, offering price and redemption price per share ($811,100,687 ÷ 64,509,100 shares)		$12.57
Class I:
Net Asset Value, offering price and redemption price per share ($660,960,682 ÷ 52,676,208 shares)		$12.55
Class Z:
Net Asset Value, offering price and redemption price per share ($556,558,415 ÷ 44,269,920 shares)		$12.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$48,714,625
Income from Fidelity Central Funds		1,747,848
Income before foreign taxes withheld		50,462,473
Less foreign taxes withheld		(4,506,698)
Total income		45,955,775
Expenses
Management fee
Basic fee	$17,002,946
Performance adjustment	(55,145)
Transfer agent fees	4,013,844
Distribution and service plan fees	1,261,740
Accounting and security lending fees	1,084,753
Custodian fees and expenses	302,250
Independent trustees' fees and expenses	12,196
Registration fees	171,109
Audit	75,340
Legal	7,141
Interest	12,804
Miscellaneous	16,040
Total expenses before reductions	23,905,018
Expense reductions	(271,447)
Total expenses after reductions		23,633,571
Net investment income (loss)		22,322,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,254,679
Fidelity Central Funds	875
Foreign currency transactions	(452,401)
Total net realized gain (loss)		5,803,153
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $43,591)	(175,443,626)
Assets and liabilities in foreign currencies	(68,126)
Total change in net unrealized appreciation (depreciation)		(175,511,752)
Net gain (loss)		(169,708,599)
Net increase (decrease) in net assets resulting from operations		$(147,386,395)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,322,204	$16,277,855
Net realized gain (loss)	5,803,153	(12,551,371)
Change in net unrealized appreciation (depreciation)	(175,511,752)	409,389,366
Net increase (decrease) in net assets resulting from operations	(147,386,395)	413,115,850
Distributions to shareholders	(16,636,167)	–
Distributions to shareholders from net investment income	–	(18,629,181)
Total distributions	(16,636,167)	(18,629,181)
Share transactions - net increase (decrease)	95,038,479	210,891,938
Redemption fees	–	6,903
Total increase (decrease) in net assets	(68,984,084)	605,385,510
Net Assets
Beginning of period	2,323,374,107	1,717,988,597
End of period	$2,254,390,023	$2,323,374,107
Other Information
Undistributed net investment income end of period		$13,559,706

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.34	$10.88	$11.30	$11.01	$10.78
Income from Investment Operations
Net investment income (loss)A	.09	.07	.12B	.07	.09
Net realized and unrealized gain (loss)	(.90)	2.49	(.48)	.28	.18
Total from investment operations	(.81)	2.56	(.36)	.35	.27
Distributions from net investment income	(.04)	(.10)	(.05)	(.06)	(.03)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.06)	(.10)	(.06)	(.06)	(.04)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.47	$13.34	$10.88	$11.30	$11.01
Total ReturnD,E	(6.12)%	23.80%	(3.22)%	3.20%	2.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.28%	1.27%	1.26%	1.35%
Expenses net of fee waivers, if any	1.23%	1.28%	1.27%	1.26%	1.35%
Expenses net of all reductions	1.22%	1.27%	1.27%	1.25%	1.34%
Net investment income (loss)	.64%	.62%	1.05%B	.66%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$138,802	$156,988	$221,861	$184,878	$119,017
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.30	$10.84	$11.26	$10.96	$10.75
Income from Investment Operations
Net investment income (loss)A	.05	.04	.08B	.04	.06
Net realized and unrealized gain (loss)	(.90)	2.49	(.48)	.27	.18
Total from investment operations	(.85)	2.53	(.40)	.31	.24
Distributions from net investment income	(.01)	(.07)	(.01)	(.01)	(.02)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.02)C	(.07)	(.02)	(.01)	(.03)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.43	$13.30	$10.84	$11.26	$10.96
Total ReturnE,F	(6.40)%	23.51%	(3.58)%	2.85%	2.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.54%	1.59%	1.61%	1.58%	1.65%
Expenses net of fee waivers, if any	1.53%	1.59%	1.61%	1.58%	1.65%
Expenses net of all reductions	1.52%	1.58%	1.61%	1.58%	1.65%
Net investment income (loss)	.34%	.31%	.71%B	.33%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$26,479	$33,597	$27,966	$28,833	$26,369
Portfolio turnover rateI	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions of $.02 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$10.67	$11.12	$10.87	$10.69
Income from Investment Operations
Net investment income (loss)A	(.01)	(.02)	.03B	(.02)	.01
Net realized and unrealized gain (loss)	(.89)	2.47	(.47)	.27	.18
Total from investment operations	(.90)	2.45	(.44)	.25	.19
Distributions from net investment income	–	(.02)	–	–	–
Distributions from net realized gain	–	–	(.01)	–	(.01)
Total distributions	–	(.02)	(.01)	–	(.01)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.20	$13.10	$10.67	$11.12	$10.87
Total ReturnD,E	(6.87)%	22.96%	(3.98)%	2.30%	1.77%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.99%	2.04%	2.07%	2.06%	2.12%
Expenses net of fee waivers, if any	1.99%	2.04%	2.07%	2.06%	2.12%
Expenses net of all reductions	1.98%	2.04%	2.06%	2.05%	2.12%
Net investment income (loss)	(.11)%	(.15)%	.26%B	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$60,489	$68,908	$52,738	$52,378	$32,737
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$10.97	$11.38	$11.10	$10.84
Income from Investment Operations
Net investment income (loss)A	.13	.10	.15B	.11	.13
Net realized and unrealized gain (loss)	(.92)	2.51	(.47)	.26	.19
Total from investment operations	(.79)	2.61	(.32)	.37	.32
Distributions from net investment income	(.08)	(.13)	(.08)	(.09)	(.05)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.09)C	(.13)	(.09)	(.09)	(.06)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.57	$13.45	$10.97	$11.38	$11.10
Total ReturnE	(5.89)%	24.14%	(2.87)%	3.36%	2.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.95%	1.03%	.99%	.97%	1.04%
Expenses net of fee waivers, if any	.95%	1.03%	.99%	.97%	1.04%
Expenses net of all reductions	.94%	1.03%	.98%	.96%	1.04%
Net investment income (loss)	.93%	.87%	1.34%B	.94%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$811,101	$961,775	$1,038,771	$938,348	$635,607
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$10.95	$11.36	$11.08	$10.84
Income from Investment Operations
Net investment income (loss)A	.13	.11	.15B	.11	.13
Net realized and unrealized gain (loss)	(.91)	2.51	(.47)	.27	.18
Total from investment operations	(.78)	2.62	(.32)	.38	.31
Distributions from net investment income	(.09)	(.14)	(.08)	(.10)	(.06)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.10)C	(.14)	(.09)	(.10)	(.07)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.55	$13.43	$10.95	$11.36	$11.08
Total ReturnE	(5.83)%	24.23%	(2.87)%	3.41%	2.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	.98%	.98%	.98%	1.04%
Expenses net of fee waivers, if any	.93%	.98%	.98%	.98%	1.04%
Expenses net of all reductions	.92%	.97%	.98%	.97%	1.04%
Net investment income (loss)	.94%	.92%	1.34%B	.94%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$660,961	$728,227	$359,676	$267,745	$121,554
Portfolio turnover rateH	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$10.97	$11.38	$11.10	$10.84
Income from Investment Operations
Net investment income (loss)A	.15	.13	.16B	.12	.14
Net realized and unrealized gain (loss)	(.91)	2.50	(.47)	.27	.19
Total from investment operations	(.76)	2.63	(.31)	.39	.33
Distributions from net investment income	(.10)	(.15)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.02)	–	(.01)	–	(.01)
Total distributions	(.12)	(.15)	(.10)	(.11)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–	–
Net asset value, end of period	$12.57	$13.45	$10.97	$11.38	$11.10
Total ReturnC	(5.71)%	24.33%	(2.73)%	3.52%	3.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.84%	.85%	.84%	.88%
Expenses net of fee waivers, if any	.80%	.84%	.85%	.84%	.88%
Expenses net of all reductions	.79%	.84%	.84%	.83%	.88%
Net investment income (loss)	1.08%	1.05%	1.48%B	1.07%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$556,558	$373,878	$16,977	$897	$104
Portfolio turnover rateF	34%	22%	29%	26%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Amount represents less than $.005 per share.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$441,942,392
Gross unrealized depreciation	(105,336,047)
Net unrealized appreciation (depreciation)	$336,606,345
Tax Cost	$1,955,968,613

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,275,635
Capital loss carryforward	$(84,264,210)
Net unrealized appreciation (depreciation) on securities and other investments	$336,450,152

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(75,102,155)
Long-term	(9,162,055)
Total no expiration	$(84,264,210)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$16,636,167	$ 18,629,181

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $817,415,801 and $799,943,289, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$396,877	$14,365
Class M	.25%	.25%	159,678	3,547
Class C	.75%	.25%	705,185	143,829
			$1,261,740	$161,741

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$90,521
Class M	8,492
Class CA	10,189
$109,202

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$363,270.23
Class M	88,795.28
Class C	162,658.23
International Growth	1,837,674.19
Class I	1,336,626.18
Class Z	224,821.05
	$4,013,844

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,788 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$40,450,167	1.90%	$12,804

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $113,811.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,672 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $462,892, including $670 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $246,329 for the period. Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,271.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,847.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$667,281	$–
Class M	48,590	–
International Growth	6,746,881	–
Class I	5,822,889	–
Class Z	3,350,526	–
Total	$16,636,167	$–
From net investment income
Class A	$–	$1,997,030
Class M	–	186,824
Class C	–	77,926
International Growth	–	11,653,320
Class I	–	4,492,180
Class Z	–	221,901
Total	$–	$18,629,181

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	2,575,636	4,137,031	$35,129,838	$48,223,768
Reinvestment of distributions	49,581	187,295	663,775	1,972,221
Shares redeemed	(3,261,091)	(12,953,360)	(44,291,373)	(147,524,032)
Net increase (decrease)	(635,874)	(8,629,034)	$(8,497,760)	$(97,328,043)
Class M
Shares sold	349,635	634,763	$4,771,254	$7,389,758
Reinvestment of distributions	3,624	17,518	48,527	184,470
Shares redeemed	(748,765)	(705,137)	(10,142,042)	(8,346,528)
Net increase (decrease)	(395,506)	(52,856)	$(5,322,261)	$(772,300)
Class C
Shares sold	1,082,980	1,572,029	$14,574,249	$18,704,209
Reinvestment of distributions	–	7,327	–	76,279
Shares redeemed	(1,386,849)	(1,259,133)	(18,440,770)	(14,766,822)
Net increase (decrease)	(303,869)	320,223	$(3,866,521)	$4,013,666
International Growth
Shares sold	19,748,706	28,743,527	$271,435,270	$341,195,764
Reinvestment of distributions	469,327	929,056	6,314,733	9,838,706
Shares redeemed	(27,217,331)	(52,869,764)	(371,174,329)	(601,819,958)
Net increase (decrease)	(6,999,298)	(23,197,181)	$(93,424,326)	$(250,785,488)
Class I
Shares sold	23,675,678	38,959,806	$322,195,941	$465,525,076
Reinvestment of distributions	352,717	415,087	4,735,014	4,387,467
Shares redeemed	(25,574,189)	(17,997,694)	(351,174,190)	(214,014,368)
Net increase (decrease)	(1,545,794)	21,377,199	$(24,243,235)	$255,898,175
Class Z
Shares sold	27,518,013	35,134,319	$376,275,009	$405,268,628
Reinvestment of distributions	140,992	20,974	1,894,059	221,901
Shares redeemed	(11,179,068)	(8,913,102)	(147,776,486)	(105,624,601)
Net increase (decrease)	16,479,937	26,242,191	$230,392,582	$299,865,928

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.22%
Actual		$1,000.00	$925.10	$5.92
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class M	1.52%
Actual		$1,000.00	$924.20	$7.37
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Class C	1.97%
Actual		$1,000.00	$921.50	$9.54
Hypothetical-C		$1,000.00	$1,015.27	$10.01
International Growth	.91%
Actual		$1,000.00	$926.30	$4.42
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Class I	.91%
Actual		$1,000.00	$926.90	$4.42
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Class Z	.79%
Actual		$1,000.00	$927.00	$3.84
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 25% and 93%; Class M designates 49% and 93%; International Growth designates 16% and 93%; Class I designates 15% and 93%; and Class Z designates 13% and 93% of the dividends distributed on December 8, 2017 and December 28, 2017, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Growth, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/11/17	$0.0746	$0.0196
Class A	12/29/17	$0.0020	$0.0000
Class M	12/11/17	$0.0376	$0.0196
Class M	12/29/17	$0.0020	$0.0000
International Growth	12/11/17	$0.1116	$0.0196
International Growth	12/29/17	$0.0020	$0.0000
Class I	12/11/17	$0.1216	$0.0196
Class I	12/29/17	$0.0020	$0.0000
Class Z	12/11/17	$0.1366	$0.0196
Class Z	12/29/17	$0.0020	$0.0000

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IGF-ANN-1218
1.912350.108

Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund -

Class A, Class M, Class C and Class I

Annual Report

October 31, 2018

Class A, Class M, Class C and Class I are classes of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(9.68)%	(1.05)%	7.34%
Class M (incl. 3.50% sales charge)	(7.85)%	(0.88)%	7.28%
Class C (incl. contingent deferred sales charge)	(5.87)%	(0.65)%	7.16%
Class I	(3.80)%	0.47%	8.32%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on October 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$20,305	Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A
$14,947	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Adam Kutas:  For the year, the fund's share classes (excluding sales charges, if applicable) returned roughly -4% to -5% outpacing the -9.68% decline of the benchmark, the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. After making strong gains in the first four months of this 12-month period, emerging EMEA equities pulled back sharply beginning in roughly February, ending the period in negative territory. Versus the MSCI index, stock selection drove the fund's relative outperformance the past 12 months, especially within the consumer discretionary and financials sectors. Avoiding poor-performing index component South African private-equity investor Steinhoff International Holdings, which faced a financial accounting investigation, notably helped the fund's relative result. Not owning index holding Magnit, a Russia-based retailer that faced increased competition, also added value. Conversely, avoiding strong-performing index component Qatar Bank detracted more than any other fund position. Choices in materials also hurt, mainly due to untimely ownership of South African integrated energy and chemical company Sasol. However, I maintain conviction in this company's longer-term outlook and continued to hold a sizable stake in Sasol as of October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
South Africa	40.3%
Russia	29.0%
United Arab Emirates	5.1%
Saudi Arabia	4.4%
Romania	2.7%
Poland	2.6%
Nigeria	2.3%
Qatar	2.1%
Hungary	1.7%
Other*	9.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.4

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Naspers Ltd. Class N (South Africa, Media)	6.4
Lukoil PJSC sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	6.4
Sberbank of Russia (Russia, Banks)	5.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	4.9
Tatneft PAO (Russia, Oil, Gas & Consumable Fuels)	4.3
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	3.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.6
Standard Bank Group Ltd. (South Africa, Banks)	3.4
Sasol Ltd. (South Africa, Chemicals)	3.1
PSG Group Ltd. (South Africa, Diversified Financial Services)	2.4
43.8

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	32.6
Energy	21.3
Materials	13.8
Communication Services	9.1
Consumer Discretionary	8.8
Consumer Staples	7.5
Industrials	3.1
Real Estate	1.4
Health Care	1.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Bermuda - 0.9%
Central European Media Enterprises Ltd. Class A (a)	245,000	$828,100
Botswana - 0.3%
First National Bank of Botswana Ltd.	1,242,331	267,862
Canada - 0.3%
First Quantum Minerals Ltd.	30,500	304,432
Cyprus - 0.5%
Globaltrans Investment PLC GDR (Reg. S)	47,900	469,420
Greece - 1.7%
Fourlis Holdings SA	71,700	351,644
Jumbo SA	26,536	387,121
Mytilineos Holdings SA	51,000	451,146
Sarantis SA	55,600	442,087

TOTAL GREECE		1,631,998

Hungary - 1.7%
OTP Bank PLC	46,100	1,656,475
Israel - 0.2%
Bank Hapoalim BM (Reg.)	30,000	203,234
Kenya - 0.7%
Safaricom Ltd.	2,927,644	666,677
Kuwait - 0.6%
National Bank of Kuwait	220,000	595,358
Morocco - 0.5%
Attijariwafa Bank	11,725	510,654
Netherlands - 1.1%
X5 Retail Group NV GDR (Reg. S)	47,200	1,109,200
Nigeria - 2.3%
Dangote Cement PLC	1,107,463	637,630
Guaranty Trust Bank PLC	5,263,598	543,760
Nigerian Breweries PLC	2,160,122	490,342
Zenith Bank PLC	8,351,272	540,647

TOTAL NIGERIA		2,212,379

Poland - 2.6%
Globe Trade Centre SA	283,900	597,077
Inter Cars SA	9,700	606,700
LPP SA	470	961,521
Orbis SA	21,900	384,676

TOTAL POLAND		2,549,974

Qatar - 2.1%
Qatar Islamic Bank (a)	48,700	2,046,443
Romania - 2.7%
Banca Transilvania SA	956,231	538,774
BRD-Groupe Societe Generale	451,735	1,430,597
Fondul Propietatea SA GDR	56,500	649,750

TOTAL ROMANIA		2,619,121

Russia - 27.2%
Alrosa Co. Ltd.	769,200	1,166,521
Gazprom OAO	2,037,813	4,809,485
Lukoil PJSC	28,600	2,146,940
Lukoil PJSC sponsored ADR	54,795	4,093,187
MMC Norilsk Nickel PJSC	12,800	2,137,422
NOVATEK OAO	231,000	3,681,342
Novolipetsk Steel OJSC GDR (Reg. S)	30,400	734,464
Sberbank of Russia	1,882,650	5,411,274
Tatneft PAO	197,500	2,351,756

TOTAL RUSSIA		26,532,391

Saudi Arabia - 4.4%
Abdullah Al Othaim Markets Co.	34,800	663,317
Al Rajhi Bank	34,800	811,751
Aldrees Petroleum and Transport Services Co.	86,625	738,973
Mouwasat Medical Services Co.	24,700	507,018
SABIC	3,000	101,409
Saudi Co. for Hardware CJSC	28,300	648,060
United International Transportation Co.	106,984	792,865

TOTAL SAUDI ARABIA		4,263,393

South Africa - 40.3%
African Rainbow Minerals Ltd.	86,000	728,049
Anglo American Platinum Ltd.	42,200	1,378,576
AVI Ltd.	97,400	660,227
Barloworld Ltd.	79,000	642,603
Cashbuild Ltd.	47,900	875,691
City Lodge Hotels Ltd.	73,400	651,781
Clicks Group Ltd.	91,883	1,170,920
DRDGOLD Ltd.	3,567,414	901,705
FirstRand Ltd.	794,000	3,461,253
Imperial Holdings Ltd.	91,100	1,006,006
KAP Industrial Holdings Ltd.	1,145,700	605,759
Kumba Iron Ore Ltd.	41,600	814,940
Mr Price Group Ltd.	105,800	1,656,440
MTN Group Ltd.	186,950	1,083,493
Nampak Ltd. (a)	1,094,500	1,101,734
Naspers Ltd. Class N	35,600	6,256,525
Pretoria Portland Cement Co. Ltd. (a)	1,192,249	480,051
PSG Group Ltd.	159,700	2,381,454
RMB Holdings Ltd.	272,900	1,377,403
Sanlam Ltd.	458,800	2,309,472
Sasol Ltd.	93,500	3,055,577
Shoprite Holdings Ltd.	136,300	1,665,812
Spar Group Ltd.	98,100	1,169,220
Spur Corp. Ltd.	69,702	110,796
Standard Bank Group Ltd.	295,086	3,266,999
Steinhoff Africa Retail Ltd. (a)(b)	390,000	482,461

TOTAL SOUTH AFRICA		39,294,947

United Arab Emirates - 5.1%
Abu Dhabi National Oil Co. for Distribution PJSC (a)	937,731	566,751
Aldar Properties PJSC	1,661,768	782,668
Dubai Financial Market PJSC	2,241,002	528,960
Dubai Islamic Bank Pakistan Ltd. (a)	539,253	772,218
Dubai Parks and Resorts PJSC (a)	4,523,254	432,235
National Bank of Abu Dhabi PJSC	509,140	1,915,608

TOTAL UNITED ARAB EMIRATES		4,998,440

United Kingdom - 1.6%
ASA International (a)	55,100	327,318
Bank of Georgia Group PLC	11,500	229,221
NMC Health PLC	10,849	489,789
Tullow Oil PLC (a)	184,500	532,499

TOTAL UNITED KINGDOM		1,578,827

TOTAL COMMON STOCKS
(Cost $80,490,347)		94,339,325

Nonconvertible Preferred Stocks - 1.8%
Russia - 1.8%
Tatneft PAO
(Cost $660,593)	226,800	1,810,991

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 2.23% (c)
(Cost $970,908)	970,714	970,908
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $82,121,848)		97,121,224
NET OTHER ASSETS (LIABILITIES) - 0.4%		378,730
NET ASSETS - 100%		$97,499,954

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $482,461 or 0.5% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,290
Fidelity Securities Lending Cash Central Fund	2,267
Total	$22,557

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,834,795	$8,834,795	$--	$--
Consumer Discretionary	8,555,132	8,555,132	--	--
Consumer Staples	7,371,125	7,371,125	--	--
Energy	20,731,924	20,731,924	--	--
Financials	31,776,485	26,365,211	5,411,274	--
Health Care	996,807	996,807	--	--
Industrials	2,961,793	2,961,793	--	--
Materials	13,542,510	9,585,228	3,957,282	--
Real Estate	1,379,745	1,379,745	--	--
Money Market Funds	970,908	970,908	--	--
Total Investments in Securities:	$97,121,224	$87,752,668	$9,368,556	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $81,150,940)	$96,150,316
Fidelity Central Funds (cost $970,908)	970,908
Total Investment in Securities (cost $82,121,848)		$97,121,224
Receivable for investments sold		166,147
Receivable for fund shares sold		176,020
Dividends receivable		401,654
Distributions receivable from Fidelity Central Funds		607
Prepaid expenses		191
Receivable from investment adviser for expense reductions		60
Other receivables		2,162
Total assets		97,868,065
Liabilities
Payable to custodian bank	$73,715
Payable for fund shares redeemed	110,947
Accrued management fee	65,329
Transfer agent fee payable	22,243
Distribution and service plan fees payable	4,438
Accrued custody fee	39,004
Accrued audit fee	46,852
Other affiliated payables	4,293
Other payables and accrued expenses	1,290
Total liabilities		368,111
Net Assets		$97,499,954
Net Assets consist of:
Paid in capital		$96,292,270
Total distributable earnings (loss)		1,207,684
Net Assets		$97,499,954
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,034,042 ÷ 567,844 shares)		$8.87
Maximum offering price per share (100/94.25 of $8.87)		$9.41
Class M:
Net Asset Value and redemption price per share ($2,152,906 ÷ 244,074 shares)		$8.82
Maximum offering price per share (100/96.50 of $8.82)		$9.14
Class C:
Net Asset Value and offering price per share ($2,845,273 ÷ 323,510 shares)(a)		$8.80
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($82,387,408 ÷ 9,275,606 shares)		$8.88
Class I:
Net Asset Value, offering price and redemption price per share ($5,080,325 ÷ 572,375 shares)		$8.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$4,943,485
Income from Fidelity Central Funds		22,557
Income before foreign taxes withheld		4,966,042
Less foreign taxes withheld		(509,839)
Total income		4,456,203
Expenses
Management fee	$867,811
Transfer agent fees	270,080
Distribution and service plan fees	71,040
Accounting and security lending fees	57,000
Custodian fees and expenses	111,236
Independent trustees' fees and expenses	548
Registration fees	78,338
Audit	77,322
Legal	1,956
Miscellaneous	727
Total expenses before reductions	1,536,058
Expense reductions	(15,572)
Total expenses after reductions		1,520,486
Net investment income (loss)		2,935,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,394,010
Fidelity Central Funds	(11)
Foreign currency transactions	(54,667)
Total net realized gain (loss)		2,339,332
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $186,350)	(10,844,818)
Assets and liabilities in foreign currencies	(8,646)
Total change in net unrealized appreciation (depreciation)		(10,853,464)
Net gain (loss)		(8,514,132)
Net increase (decrease) in net assets resulting from operations		$(5,578,415)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,935,717	$1,644,538
Net realized gain (loss)	2,339,332	3,966,888
Change in net unrealized appreciation (depreciation)	(10,853,464)	10,350,803
Net increase (decrease) in net assets resulting from operations	(5,578,415)	15,962,229
Distributions to shareholders	(1,645,681)	–
Distributions to shareholders from net investment income	–	(1,167,439)
Total distributions	(1,645,681)	(1,167,439)
Share transactions - net increase (decrease)	5,076,428	(13,935,496)
Redemption fees	823	71,905
Total increase (decrease) in net assets	(2,146,845)	931,199
Net Assets
Beginning of period	99,646,799	98,715,600
End of period	$97,499,954	$99,646,799
Other Information
Undistributed net investment income end of period		$1,355,176

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$8.13	$7.49	$9.04	$9.49
Income from Investment Operations
Net investment income (loss)A	.25	.12	.14	.12	.13
Net realized and unrealized gain (loss)	(.63)	1.22	.61	(1.50)	(.46)
Total from investment operations	(.38)	1.34	.75	(1.38)	(.33)
Distributions from net investment income	(.13)	(.09)	(.11)	(.14)	(.12)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.14)	(.09)	(.11)	(.17)B	(.12)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$8.87	$9.39	$8.13	$7.49	$9.04
Total ReturnD,E	(4.17)%	16.69%	10.22%	(15.42)%	(3.48)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.63%	1.69%	1.61%	1.60%
Expenses net of fee waivers, if any	1.59%	1.62%	1.65%	1.61%	1.60%
Expenses net of all reductions	1.57%	1.61%	1.64%	1.60%	1.60%
Net investment income (loss)	2.49%	1.41%	1.90%	1.51%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$5,034	$5,538	$7,867	$5,788	$7,889
Portfolio turnover rateH	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.35	$8.10	$7.44	$9.01	$9.46
Income from Investment Operations
Net investment income (loss)A	.22	.10	.12	.10	.11
Net realized and unrealized gain (loss)	(.63)	1.21	.61	(1.51)	(.46)
Total from investment operations	(.41)	1.31	.73	(1.41)	(.35)
Distributions from net investment income	(.11)	(.07)	(.07)	(.13)	(.10)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.12)	(.07)	(.07)	(.16)B	(.10)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$8.82	$9.35	$8.10	$7.44	$9.01
Total ReturnD,E	(4.51)%	16.40%	9.98%	(15.80)%	(3.67)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.92%	1.95%	2.00%	1.92%	1.92%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.88%	1.88%	1.89%	1.89%	1.90%
Net investment income (loss)	2.18%	1.14%	1.65%	1.22%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$2,153	$2,490	$2,580	$2,003	$2,465
Portfolio turnover rateH	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.30	$8.06	$7.39	$8.93	$9.39
Income from Investment Operations
Net investment income (loss)A	.17	.06	.09	.06	.06
Net realized and unrealized gain (loss)	(.62)	1.20	.60	(1.48)	(.46)
Total from investment operations	(.45)	1.26	.69	(1.42)	(.40)
Distributions from net investment income	(.04)	(.03)	(.02)	(.08)	(.06)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.05)	(.03)	(.02)	(.12)	(.06)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$8.80	$9.30	$8.06	$7.39	$8.93
Total ReturnC,D	(4.92)%	15.85%	9.33%	(16.08)%	(4.24)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.38%	2.42%	2.47%	2.41%	2.40%
Expenses net of fee waivers, if any	2.38%	2.39%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.37%	2.37%	2.39%	2.39%	2.40%
Net investment income (loss)	1.69%	.65%	1.15%	.72%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$2,845	$4,336	$6,269	$4,104	$6,662
Portfolio turnover rateG	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$8.14	$7.50	$9.08	$9.52
Income from Investment Operations
Net investment income (loss)A	.27	.15	.16	.14	.16
Net realized and unrealized gain (loss)	(.63)	1.21	.61	(1.51)	(.47)
Total from investment operations	(.36)	1.36	.77	(1.37)	(.31)
Distributions from net investment income	(.16)	(.10)	(.13)	(.17)	(.13)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.17)	(.10)	(.13)	(.21)	(.13)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$8.88	$9.41	$8.14	$7.50	$9.08
Total ReturnC	(4.00)%	17.04%	10.54%	(15.33)%	(3.21)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.38%	1.46%	1.39%	1.37%
Expenses net of fee waivers, if any	1.34%	1.38%	1.40%	1.38%	1.37%
Expenses net of all reductions	1.32%	1.37%	1.39%	1.38%	1.37%
Net investment income (loss)	2.74%	1.66%	2.15%	1.74%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$82,387	$80,392	$76,193	$67,521	$96,784
Portfolio turnover rateF	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$8.14	$7.50	$9.08	$9.52
Income from Investment Operations
Net investment income (loss)A	.28	.16	.17	.15	.16
Net realized and unrealized gain (loss)	(.62)	1.20	.61	(1.51)	(.46)
Total from investment operations	(.34)	1.36	.78	(1.36)	(.30)
Distributions from net investment income	(.17)	(.11)	(.14)	(.18)	(.14)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.18)	(.11)	(.14)	(.22)	(.14)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$8.88	$9.40	$8.14	$7.50	$9.08
Total ReturnC	(3.80)%	17.01%	10.69%	(15.23)%	(3.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.24%	1.27%	1.31%	1.25%	1.26%
Expenses net of fee waivers, if any	1.24%	1.27%	1.31%	1.25%	1.26%
Expenses net of all reductions	1.23%	1.26%	1.30%	1.24%	1.26%
Net investment income (loss)	2.83%	1.77%	2.24%	1.88%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$5,080	$6,891	$5,807	$3,478	$5,596
Portfolio turnover rateF	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,749,635
Gross unrealized depreciation	(8,913,179)
Net unrealized appreciation (depreciation)	$14,836,456
Tax Cost	$82,284,768

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,329,516
Capital loss carryforward	$(15,761,417)
Net unrealized appreciation (depreciation) on securities and other investments	$14,825,933

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(3,664,835)
Long-term	(12,096,582)
Total capital loss carryforward	$(15,761,417)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$1,645,681	$ 1,167,439

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,495,865 and $42,107,592, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$15,611	$151
Class M	.25%	.25%	13,152	280
Class C	.75%	.25%	42,277	2,474
			$71,040	$2,905

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,563
Class M	1,023
Class C(a)	426
$5,012

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,412.25
Class M	8,649.33
Class C	12,288.29
Emerging Europe, Middle East, Africa (EMEA)	222,934.25
Class I	10,797.15
	$270,080

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,941.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $303 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,267. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class M	1.90%	$568

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,962 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,042.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$80,590	$–
Class M	31,578	–
Class C	21,185	–
Emerging Europe, Middle East, Africa (EMEA)	1,390,507	–
Class I	121,821	–
Total	$1,645,681	$–
From net investment income
Class A	$–	$82,211
Class M	–	22,957
Class C	–	25,148
Emerging Europe, Middle East, Africa (EMEA)	–	957,314
Class I	–	79,809
Total	$–	$1,167,439

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	177,927	288,036	$1,897,467	$2,454,533
Reinvestment of distributions	8,201	9,506	78,321	78,136
Shares redeemed	(208,116)	(675,335)	(2,037,720)	(5,836,992)
Net increase (decrease)	(21,988)	(377,793)	$(61,932)	$(3,304,323)
Class M
Shares sold	44,576	66,562	$452,127	$565,838
Reinvestment of distributions	3,314	2,795	31,578	22,945
Shares redeemed	(70,074)	(121,397)	(697,760)	(1,049,817)
Net increase (decrease)	(22,184)	(52,040)	$(214,055)	$(461,034)
Class C
Shares sold	63,115	157,368	$657,000	$1,360,245
Reinvestment of distributions	2,063	2,631	19,680	21,571
Shares redeemed	(207,873)	(471,197)	(2,030,610)	(4,103,204)
Net increase (decrease)	(142,695)	(311,198)	$(1,353,930)	$(2,721,388)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	5,006,638	3,934,827	$50,740,861	$34,220,494
Reinvestment of distributions	134,990	108,986	1,287,802	895,866
Shares redeemed	(4,409,321)	(4,855,547)	(43,865,965)	(42,616,730)
Net increase (decrease)	732,307	(811,734)	$8,162,698	$(7,500,370)
Class I
Shares sold	579,144	791,073	$6,006,521	$6,865,207
Reinvestment of distributions	11,175	9,024	106,495	74,090
Shares redeemed	(750,732)	(780,970)	(7,569,369)	(6,887,678)
Net increase (decrease)	(160,413)	19,127	$(1,456,353)	$51,619

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.54%
Actual		$1,000.00	$864.50	$7.24
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Class M	1.88%
Actual		$1,000.00	$863.00	$8.83
Hypothetical-C		$1,000.00	$1,015.73	$9.55
Class C	2.34%
Actual		$1,000.00	$860.10	$10.97
Hypothetical-C		$1,000.00	$1,013.41	$11.88
Emerging Europe, Middle East, Africa (EMEA)	1.31%
Actual		$1,000.00	$864.70	$6.16
Hypothetical-C		$1,000.00	$1,018.60	$6.67
Class I	1.18%
Actual		$1,000.00	$866.30	$5.55
Hypothetical-C		$1,000.00	$1,019.26	$6.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/10/18	12/07/18	$0.184	$0.003
Class M	12/10/18	12/07/18	$0.161	$0.003
Class C	12/10/18	12/07/18	$0.091	$0.003
Emerging Europe, Middle East, Africa (EMEA)	12/10/18	12/07/18	$0.213	$0.003
Class I	12/10/18	12/07/18	$0.222	$0.003

Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/11/17	$0.1760	$0.0380
Class M	12/11/17	$0.1550	$0.0380
Class C	12/11/17	$0.0840	$0.0380
Emerging Europe, Middle East, Africa (EMEA)	12/11/17	$0.2030	$0.0380
Class I	12/11/17	$0.2130	$0.0380

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AEME-ANN-1218
1.861989.110

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	(4.00)%	0.35%	8.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on October 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$22,040	Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund
$14,947	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Adam Kutas:  For the year, the fund's share classes (excluding sales charges, if applicable) returned roughly -4% to -5% outpacing the -9.68% decline of the benchmark, the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. After making strong gains in the first four months of this 12-month period, emerging EMEA equities pulled back sharply beginning in roughly February, ending the period in negative territory. Versus the MSCI index, stock selection drove the fund's relative outperformance the past 12 months, especially within the consumer discretionary and financials sectors. Avoiding poor-performing index component South African private-equity investor Steinhoff International Holdings, which faced a financial accounting investigation, notably helped the fund's relative result. Not owning index holding Magnit, a Russia-based retailer that faced increased competition, also added value. Conversely, avoiding strong-performing index component Qatar Bank detracted more than any other fund position. Choices in materials also hurt, mainly due to untimely ownership of South African integrated energy and chemical company Sasol. However, I maintain conviction in this company's longer-term outlook and continued to hold a sizable stake in Sasol as of October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
South Africa	40.3%
Russia	29.0%
United Arab Emirates	5.1%
Saudi Arabia	4.4%
Romania	2.7%
Poland	2.6%
Nigeria	2.3%
Qatar	2.1%
Hungary	1.7%
Other*	9.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.4

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Naspers Ltd. Class N (South Africa, Media)	6.4
Lukoil PJSC sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	6.4
Sberbank of Russia (Russia, Banks)	5.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	4.9
Tatneft PAO (Russia, Oil, Gas & Consumable Fuels)	4.3
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	3.8
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.6
Standard Bank Group Ltd. (South Africa, Banks)	3.4
Sasol Ltd. (South Africa, Chemicals)	3.1
PSG Group Ltd. (South Africa, Diversified Financial Services)	2.4
43.8

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	32.6
Energy	21.3
Materials	13.8
Communication Services	9.1
Consumer Discretionary	8.8
Consumer Staples	7.5
Industrials	3.1
Real Estate	1.4
Health Care	1.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2018, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Bermuda - 0.9%
Central European Media Enterprises Ltd. Class A (a)	245,000	$828,100
Botswana - 0.3%
First National Bank of Botswana Ltd.	1,242,331	267,862
Canada - 0.3%
First Quantum Minerals Ltd.	30,500	304,432
Cyprus - 0.5%
Globaltrans Investment PLC GDR (Reg. S)	47,900	469,420
Greece - 1.7%
Fourlis Holdings SA	71,700	351,644
Jumbo SA	26,536	387,121
Mytilineos Holdings SA	51,000	451,146
Sarantis SA	55,600	442,087

TOTAL GREECE		1,631,998

Hungary - 1.7%
OTP Bank PLC	46,100	1,656,475
Israel - 0.2%
Bank Hapoalim BM (Reg.)	30,000	203,234
Kenya - 0.7%
Safaricom Ltd.	2,927,644	666,677
Kuwait - 0.6%
National Bank of Kuwait	220,000	595,358
Morocco - 0.5%
Attijariwafa Bank	11,725	510,654
Netherlands - 1.1%
X5 Retail Group NV GDR (Reg. S)	47,200	1,109,200
Nigeria - 2.3%
Dangote Cement PLC	1,107,463	637,630
Guaranty Trust Bank PLC	5,263,598	543,760
Nigerian Breweries PLC	2,160,122	490,342
Zenith Bank PLC	8,351,272	540,647

TOTAL NIGERIA		2,212,379

Poland - 2.6%
Globe Trade Centre SA	283,900	597,077
Inter Cars SA	9,700	606,700
LPP SA	470	961,521
Orbis SA	21,900	384,676

TOTAL POLAND		2,549,974

Qatar - 2.1%
Qatar Islamic Bank (a)	48,700	2,046,443
Romania - 2.7%
Banca Transilvania SA	956,231	538,774
BRD-Groupe Societe Generale	451,735	1,430,597
Fondul Propietatea SA GDR	56,500	649,750

TOTAL ROMANIA		2,619,121

Russia - 27.2%
Alrosa Co. Ltd.	769,200	1,166,521
Gazprom OAO	2,037,813	4,809,485
Lukoil PJSC	28,600	2,146,940
Lukoil PJSC sponsored ADR	54,795	4,093,187
MMC Norilsk Nickel PJSC	12,800	2,137,422
NOVATEK OAO	231,000	3,681,342
Novolipetsk Steel OJSC GDR (Reg. S)	30,400	734,464
Sberbank of Russia	1,882,650	5,411,274
Tatneft PAO	197,500	2,351,756

TOTAL RUSSIA		26,532,391

Saudi Arabia - 4.4%
Abdullah Al Othaim Markets Co.	34,800	663,317
Al Rajhi Bank	34,800	811,751
Aldrees Petroleum and Transport Services Co.	86,625	738,973
Mouwasat Medical Services Co.	24,700	507,018
SABIC	3,000	101,409
Saudi Co. for Hardware CJSC	28,300	648,060
United International Transportation Co.	106,984	792,865

TOTAL SAUDI ARABIA		4,263,393

South Africa - 40.3%
African Rainbow Minerals Ltd.	86,000	728,049
Anglo American Platinum Ltd.	42,200	1,378,576
AVI Ltd.	97,400	660,227
Barloworld Ltd.	79,000	642,603
Cashbuild Ltd.	47,900	875,691
City Lodge Hotels Ltd.	73,400	651,781
Clicks Group Ltd.	91,883	1,170,920
DRDGOLD Ltd.	3,567,414	901,705
FirstRand Ltd.	794,000	3,461,253
Imperial Holdings Ltd.	91,100	1,006,006
KAP Industrial Holdings Ltd.	1,145,700	605,759
Kumba Iron Ore Ltd.	41,600	814,940
Mr Price Group Ltd.	105,800	1,656,440
MTN Group Ltd.	186,950	1,083,493
Nampak Ltd. (a)	1,094,500	1,101,734
Naspers Ltd. Class N	35,600	6,256,525
Pretoria Portland Cement Co. Ltd. (a)	1,192,249	480,051
PSG Group Ltd.	159,700	2,381,454
RMB Holdings Ltd.	272,900	1,377,403
Sanlam Ltd.	458,800	2,309,472
Sasol Ltd.	93,500	3,055,577
Shoprite Holdings Ltd.	136,300	1,665,812
Spar Group Ltd.	98,100	1,169,220
Spur Corp. Ltd.	69,702	110,796
Standard Bank Group Ltd.	295,086	3,266,999
Steinhoff Africa Retail Ltd. (a)(b)	390,000	482,461

TOTAL SOUTH AFRICA		39,294,947

United Arab Emirates - 5.1%
Abu Dhabi National Oil Co. for Distribution PJSC (a)	937,731	566,751
Aldar Properties PJSC	1,661,768	782,668
Dubai Financial Market PJSC	2,241,002	528,960
Dubai Islamic Bank Pakistan Ltd. (a)	539,253	772,218
Dubai Parks and Resorts PJSC (a)	4,523,254	432,235
National Bank of Abu Dhabi PJSC	509,140	1,915,608

TOTAL UNITED ARAB EMIRATES		4,998,440

United Kingdom - 1.6%
ASA International (a)	55,100	327,318
Bank of Georgia Group PLC	11,500	229,221
NMC Health PLC	10,849	489,789
Tullow Oil PLC (a)	184,500	532,499

TOTAL UNITED KINGDOM		1,578,827

TOTAL COMMON STOCKS
(Cost $80,490,347)		94,339,325

Nonconvertible Preferred Stocks - 1.8%
Russia - 1.8%
Tatneft PAO
(Cost $660,593)	226,800	1,810,991

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 2.23% (c)
(Cost $970,908)	970,714	970,908
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $82,121,848)		97,121,224
NET OTHER ASSETS (LIABILITIES) - 0.4%		378,730
NET ASSETS - 100%		$97,499,954

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $482,461 or 0.5% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,290
Fidelity Securities Lending Cash Central Fund	2,267
Total	$22,557

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,834,795	$8,834,795	$--	$--
Consumer Discretionary	8,555,132	8,555,132	--	--
Consumer Staples	7,371,125	7,371,125	--	--
Energy	20,731,924	20,731,924	--	--
Financials	31,776,485	26,365,211	5,411,274	--
Health Care	996,807	996,807	--	--
Industrials	2,961,793	2,961,793	--	--
Materials	13,542,510	9,585,228	3,957,282	--
Real Estate	1,379,745	1,379,745	--	--
Money Market Funds	970,908	970,908	--	--
Total Investments in Securities:	$97,121,224	$87,752,668	$9,368,556	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $81,150,940)	$96,150,316
Fidelity Central Funds (cost $970,908)	970,908
Total Investment in Securities (cost $82,121,848)		$97,121,224
Receivable for investments sold		166,147
Receivable for fund shares sold		176,020
Dividends receivable		401,654
Distributions receivable from Fidelity Central Funds		607
Prepaid expenses		191
Receivable from investment adviser for expense reductions		60
Other receivables		2,162
Total assets		97,868,065
Liabilities
Payable to custodian bank	$73,715
Payable for fund shares redeemed	110,947
Accrued management fee	65,329
Transfer agent fee payable	22,243
Distribution and service plan fees payable	4,438
Accrued custody fee	39,004
Accrued audit fee	46,852
Other affiliated payables	4,293
Other payables and accrued expenses	1,290
Total liabilities		368,111
Net Assets		$97,499,954
Net Assets consist of:
Paid in capital		$96,292,270
Total distributable earnings (loss)		1,207,684
Net Assets		$97,499,954
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,034,042 ÷ 567,844 shares)		$8.87
Maximum offering price per share (100/94.25 of $8.87)		$9.41
Class M:
Net Asset Value and redemption price per share ($2,152,906 ÷ 244,074 shares)		$8.82
Maximum offering price per share (100/96.50 of $8.82)		$9.14
Class C:
Net Asset Value and offering price per share ($2,845,273 ÷ 323,510 shares)(a)		$8.80
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($82,387,408 ÷ 9,275,606 shares)		$8.88
Class I:
Net Asset Value, offering price and redemption price per share ($5,080,325 ÷ 572,375 shares)		$8.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$4,943,485
Income from Fidelity Central Funds		22,557
Income before foreign taxes withheld		4,966,042
Less foreign taxes withheld		(509,839)
Total income		4,456,203
Expenses
Management fee	$867,811
Transfer agent fees	270,080
Distribution and service plan fees	71,040
Accounting and security lending fees	57,000
Custodian fees and expenses	111,236
Independent trustees' fees and expenses	548
Registration fees	78,338
Audit	77,322
Legal	1,956
Miscellaneous	727
Total expenses before reductions	1,536,058
Expense reductions	(15,572)
Total expenses after reductions		1,520,486
Net investment income (loss)		2,935,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,394,010
Fidelity Central Funds	(11)
Foreign currency transactions	(54,667)
Total net realized gain (loss)		2,339,332
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $186,350)	(10,844,818)
Assets and liabilities in foreign currencies	(8,646)
Total change in net unrealized appreciation (depreciation)		(10,853,464)
Net gain (loss)		(8,514,132)
Net increase (decrease) in net assets resulting from operations		$(5,578,415)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,935,717	$1,644,538
Net realized gain (loss)	2,339,332	3,966,888
Change in net unrealized appreciation (depreciation)	(10,853,464)	10,350,803
Net increase (decrease) in net assets resulting from operations	(5,578,415)	15,962,229
Distributions to shareholders	(1,645,681)	–
Distributions to shareholders from net investment income	–	(1,167,439)
Total distributions	(1,645,681)	(1,167,439)
Share transactions - net increase (decrease)	5,076,428	(13,935,496)
Redemption fees	823	71,905
Total increase (decrease) in net assets	(2,146,845)	931,199
Net Assets
Beginning of period	99,646,799	98,715,600
End of period	$97,499,954	$99,646,799
Other Information
Undistributed net investment income end of period		$1,355,176

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.39	$8.13	$7.49	$9.04	$9.49
Income from Investment Operations
Net investment income (loss)A	.25	.12	.14	.12	.13
Net realized and unrealized gain (loss)	(.63)	1.22	.61	(1.50)	(.46)
Total from investment operations	(.38)	1.34	.75	(1.38)	(.33)
Distributions from net investment income	(.13)	(.09)	(.11)	(.14)	(.12)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.14)	(.09)	(.11)	(.17)B	(.12)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$8.87	$9.39	$8.13	$7.49	$9.04
Total ReturnD,E	(4.17)%	16.69%	10.22%	(15.42)%	(3.48)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.63%	1.69%	1.61%	1.60%
Expenses net of fee waivers, if any	1.59%	1.62%	1.65%	1.61%	1.60%
Expenses net of all reductions	1.57%	1.61%	1.64%	1.60%	1.60%
Net investment income (loss)	2.49%	1.41%	1.90%	1.51%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$5,034	$5,538	$7,867	$5,788	$7,889
Portfolio turnover rateH	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.35	$8.10	$7.44	$9.01	$9.46
Income from Investment Operations
Net investment income (loss)A	.22	.10	.12	.10	.11
Net realized and unrealized gain (loss)	(.63)	1.21	.61	(1.51)	(.46)
Total from investment operations	(.41)	1.31	.73	(1.41)	(.35)
Distributions from net investment income	(.11)	(.07)	(.07)	(.13)	(.10)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.12)	(.07)	(.07)	(.16)B	(.10)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$8.82	$9.35	$8.10	$7.44	$9.01
Total ReturnD,E	(4.51)%	16.40%	9.98%	(15.80)%	(3.67)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.92%	1.95%	2.00%	1.92%	1.92%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.88%	1.88%	1.89%	1.89%	1.90%
Net investment income (loss)	2.18%	1.14%	1.65%	1.22%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$2,153	$2,490	$2,580	$2,003	$2,465
Portfolio turnover rateH	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.30	$8.06	$7.39	$8.93	$9.39
Income from Investment Operations
Net investment income (loss)A	.17	.06	.09	.06	.06
Net realized and unrealized gain (loss)	(.62)	1.20	.60	(1.48)	(.46)
Total from investment operations	(.45)	1.26	.69	(1.42)	(.40)
Distributions from net investment income	(.04)	(.03)	(.02)	(.08)	(.06)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.05)	(.03)	(.02)	(.12)	(.06)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$8.80	$9.30	$8.06	$7.39	$8.93
Total ReturnC,D	(4.92)%	15.85%	9.33%	(16.08)%	(4.24)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.38%	2.42%	2.47%	2.41%	2.40%
Expenses net of fee waivers, if any	2.38%	2.39%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.37%	2.37%	2.39%	2.39%	2.40%
Net investment income (loss)	1.69%	.65%	1.15%	.72%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$2,845	$4,336	$6,269	$4,104	$6,662
Portfolio turnover rateG	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$8.14	$7.50	$9.08	$9.52
Income from Investment Operations
Net investment income (loss)A	.27	.15	.16	.14	.16
Net realized and unrealized gain (loss)	(.63)	1.21	.61	(1.51)	(.47)
Total from investment operations	(.36)	1.36	.77	(1.37)	(.31)
Distributions from net investment income	(.16)	(.10)	(.13)	(.17)	(.13)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.17)	(.10)	(.13)	(.21)	(.13)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$8.88	$9.41	$8.14	$7.50	$9.08
Total ReturnC	(4.00)%	17.04%	10.54%	(15.33)%	(3.21)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.38%	1.46%	1.39%	1.37%
Expenses net of fee waivers, if any	1.34%	1.38%	1.40%	1.38%	1.37%
Expenses net of all reductions	1.32%	1.37%	1.39%	1.38%	1.37%
Net investment income (loss)	2.74%	1.66%	2.15%	1.74%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$82,387	$80,392	$76,193	$67,521	$96,784
Portfolio turnover rateF	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$8.14	$7.50	$9.08	$9.52
Income from Investment Operations
Net investment income (loss)A	.28	.16	.17	.15	.16
Net realized and unrealized gain (loss)	(.62)	1.20	.61	(1.51)	(.46)
Total from investment operations	(.34)	1.36	.78	(1.36)	(.30)
Distributions from net investment income	(.17)	(.11)	(.14)	(.18)	(.14)
Distributions from net realized gain	(.01)	–	–	(.04)	–
Total distributions	(.18)	(.11)	(.14)	(.22)	(.14)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$8.88	$9.40	$8.14	$7.50	$9.08
Total ReturnC	(3.80)%	17.01%	10.69%	(15.23)%	(3.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.24%	1.27%	1.31%	1.25%	1.26%
Expenses net of fee waivers, if any	1.24%	1.27%	1.31%	1.25%	1.26%
Expenses net of all reductions	1.23%	1.26%	1.30%	1.24%	1.26%
Net investment income (loss)	2.83%	1.77%	2.24%	1.88%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$5,080	$6,891	$5,807	$3,478	$5,596
Portfolio turnover rateF	39%	47%	54%	50%	38%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,749,635
Gross unrealized depreciation	(8,913,179)
Net unrealized appreciation (depreciation)	$14,836,456
Tax Cost	$82,284,768

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,329,516
Capital loss carryforward	$(15,761,417)
Net unrealized appreciation (depreciation) on securities and other investments	$14,825,933

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(3,664,835)
Long-term	(12,096,582)
Total capital loss carryforward	$(15,761,417)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$1,645,681	$ 1,167,439

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,495,865 and $42,107,592, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$15,611	$151
Class M	.25%	.25%	13,152	280
Class C	.75%	.25%	42,277	2,474
			$71,040	$2,905

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,563
Class M	1,023
Class C(a)	426
$5,012

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,412.25
Class M	8,649.33
Class C	12,288.29
Emerging Europe, Middle East, Africa (EMEA)	222,934.25
Class I	10,797.15
	$270,080

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8,941.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $303 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,267. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class M	1.90%	$568

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,962 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,042.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$80,590	$–
Class M	31,578	–
Class C	21,185	–
Emerging Europe, Middle East, Africa (EMEA)	1,390,507	–
Class I	121,821	–
Total	$1,645,681	$–
From net investment income
Class A	$–	$82,211
Class M	–	22,957
Class C	–	25,148
Emerging Europe, Middle East, Africa (EMEA)	–	957,314
Class I	–	79,809
Total	$–	$1,167,439

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year ended October 31, 2017	Year ended October 31, 2018	Year ended October 31, 2017
Class A
Shares sold	177,927	288,036	$1,897,467	$2,454,533
Reinvestment of distributions	8,201	9,506	78,321	78,136
Shares redeemed	(208,116)	(675,335)	(2,037,720)	(5,836,992)
Net increase (decrease)	(21,988)	(377,793)	$(61,932)	$(3,304,323)
Class M
Shares sold	44,576	66,562	$452,127	$565,838
Reinvestment of distributions	3,314	2,795	31,578	22,945
Shares redeemed	(70,074)	(121,397)	(697,760)	(1,049,817)
Net increase (decrease)	(22,184)	(52,040)	$(214,055)	$(461,034)
Class C
Shares sold	63,115	157,368	$657,000	$1,360,245
Reinvestment of distributions	2,063	2,631	19,680	21,571
Shares redeemed	(207,873)	(471,197)	(2,030,610)	(4,103,204)
Net increase (decrease)	(142,695)	(311,198)	$(1,353,930)	$(2,721,388)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	5,006,638	3,934,827	$50,740,861	$34,220,494
Reinvestment of distributions	134,990	108,986	1,287,802	895,866
Shares redeemed	(4,409,321)	(4,855,547)	(43,865,965)	(42,616,730)
Net increase (decrease)	732,307	(811,734)	$8,162,698	$(7,500,370)
Class I
Shares sold	579,144	791,073	$6,006,521	$6,865,207
Reinvestment of distributions	11,175	9,024	106,495	74,090
Shares redeemed	(750,732)	(780,970)	(7,569,369)	(6,887,678)
Net increase (decrease)	(160,413)	19,127	$(1,456,353)	$51,619

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Class A	1.54%
Actual		$1,000.00	$864.50	$7.24
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Class M	1.88%
Actual		$1,000.00	$863.00	$8.83
Hypothetical-C		$1,000.00	$1,015.73	$9.55
Class C	2.34%
Actual		$1,000.00	$860.10	$10.97
Hypothetical-C		$1,000.00	$1,013.41	$11.88
Emerging Europe, Middle East, Africa (EMEA)	1.31%
Actual		$1,000.00	$864.70	$6.16
Hypothetical-C		$1,000.00	$1,018.60	$6.67
Class I	1.18%
Actual		$1,000.00	$866.30	$5.55
Hypothetical-C		$1,000.00	$1,019.26	$6.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/10/18	12/07/18	$0.184	$0.003
Class M	12/10/18	12/07/18	$0.161	$0.003
Class C	12/10/18	12/07/18	$0.091	$0.003
Emerging Europe, Middle East, Africa (EMEA)	12/10/18	12/07/18	$0.213	$0.003
Class I	12/10/18	12/07/18	$0.222	$0.003

Class A, Class M, Class C, Emerging Europe, Middle East, Africa (EMEA), and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/11/17	$0.1760	$0.0380
Class M	12/11/17	$0.1550	$0.0380
Class C	12/11/17	$0.0840	$0.0380
Emerging Europe, Middle East, Africa (EMEA)	12/11/17	$0.2030	$0.0380
Class I	12/11/17	$0.2130	$0.0380

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EME-ANN-1218
1.861972.110

Fidelity® Series Emerging Markets Fund

Fidelity® Series Emerging Markets Opportunities Fund (formerly Fidelity® Series Emerging Markets Fund)

Fidelity® Series International Growth Fund

Fidelity® Series International Small Cap Fund

Fidelity® Series International Value Fund

Annual Report

October 31, 2018

Contents

Fidelity® Series Emerging Markets Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United States of America*	20.0%
Cayman Islands	12.0%
Taiwan	7.6%
Korea (South)	7.6%
India	7.1%
United Kingdom	6.8%
Brazil	6.4%
Hong Kong	6.2%
South Africa	4.6%
Other	21.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	86.5
Short-Term Investments and Net Other Assets (Liabilities)	13.5

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.2
HDFC Bank Ltd. sponsored ADR (India, Banks)	5.2
Hyundai Fire & Marine Insurance Co. Ltd. (Korea (South), Insurance)	3.6
British American Tobacco PLC (South Africa) (United Kingdom, Tobacco)	3.2
SITC International Holdings Co. Ltd. (Cayman Islands, Marine)	3.0
NMC Health PLC (United Kingdom, Health Care Providers & Services)	2.7
Pilipinas Shell Petroleum Corp. (Philippines, Oil, Gas & Consumable Fuels)	2.4
Far East Horizon Ltd. (Hong Kong, Diversified Financial Services)	2.4
Dairy Farm International Holdings Ltd. (Bermuda, Food & Staples Retailing)	2.2
35.7

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	29.9
Information Technology	9.9
Consumer Staples	9.7
Industrials	8.7
Communication Services	7.5
Energy	6.1
Health Care	5.0
Consumer Discretionary	2.9
Utilities	2.2
Real Estate	0.0

Fidelity® Series Emerging Markets Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 80.7%
	Shares	Value
Bermuda - 2.2%
Dairy Farm International Holdings Ltd.	3,529,800	$31,874,094
Brazil - 5.2%
Ambev SA	106,000	465,414
Equatorial Energia SA	1,725,361	31,521,509
Instituto Hermes Pardini SA	2,480,600	10,151,696
Ultrapar Participacoes SA	2,667,800	31,721,121

TOTAL BRAZIL		73,859,740

Cayman Islands - 12.0%
Best Pacific International Holdings Ltd.	41,954,000	10,699,890
Greatview Aseptic Pack Co. Ltd.	262,000	173,732
Pico Far East Holdings Ltd.	29,891,200	10,101,018
SITC International Holdings Co. Ltd.	57,928,000	42,548,764
Tencent Holdings Ltd.	2,413,400	82,681,308
TK Group Holdings Ltd.	27,320,000	14,492,722
Vinda International Holdings Ltd.	7,869,000	11,218,564

TOTAL CAYMAN ISLANDS		171,915,998

Chile - 2.0%
Compania Cervecerias Unidas SA	1,777,600	22,168,760
Quinenco SA	2,345,659	6,164,051

TOTAL CHILE		28,332,811

China - 2.6%
Shanghai International Airport Co. Ltd. (A Shares)	3,690,896	26,217,470
Shenzhen Expressway Co. (H Shares)	11,192,332	10,290,389

TOTAL CHINA		36,507,859

Hong Kong - 6.2%
AIA Group Ltd.	4,074,400	30,836,162
China Resources Pharmaceutical Group Ltd. (a)	15,355,149	22,517,896
Far East Horizon Ltd.	35,736,779	34,634,182

TOTAL HONG KONG		87,988,240

India - 7.1%
Axis Bank Ltd. GDR (Reg. S) (b)	623,475	24,564,915
CCL Products (India) Ltd.	24,131	82,595
Cyient Ltd.	80,000	671,985
HDFC Bank Ltd. sponsored ADR	837,130	74,429,228
Lupin Ltd. (b)	17,884	214,107
Redington India Ltd.	170,962	191,627
Sunteck Realty Ltd. (b)	81,076	355,338
Tata Communications Ltd. (b)	140,303	932,192
Zensar Technologies Ltd.	33,789	117,183

TOTAL INDIA		101,559,170

Kenya - 0.0%
KCB Group Ltd.	222,900	83,506
Korea (South) - 7.6%
Hyundai Fire & Marine Insurance Co. Ltd.	1,398,022	51,215,880
KB Financial Group, Inc.	521,201	21,677,428
Leeno Industrial, Inc.	63,701	3,344,163
Nice Information & Telecom, Inc.	156,942	2,606,530
Samsung Electronics Co. Ltd.	804,146	29,882,375

TOTAL KOREA (SOUTH)		108,726,376

Mexico - 1.8%
Regional S.A.B. de CV	5,338,168	25,998,054
Nigeria - 1.9%
Guaranty Trust Bank PLC	266,800,148	27,561,999
Papua New Guinea - 1.5%
Oil Search Ltd. ADR	3,905,887	21,491,462
Philippines - 3.6%
Ayala Corp.	969,465	16,690,828
Pilipinas Shell Petroleum Corp.	38,302,010	34,799,158

TOTAL PHILIPPINES		51,489,986

Singapore - 2.3%
Delfi Ltd.	27,497,700	25,410,285
Hour Glass Ltd.	16,721,600	7,665,752

TOTAL SINGAPORE		33,076,037

South Africa - 4.6%
Capitec Bank Holdings Ltd.	338,700	22,744,615
City Lodge Hotels Ltd.	1,869,819	16,603,714
Pinnacle Technology Holdings Ltd.	2,291,845	2,741,980
Remgro Ltd.	1,884,436	24,292,970

TOTAL SOUTH AFRICA		66,383,279

Spain - 1.6%
Prosegur Cash SA (a)	11,742,022	23,274,302
Taiwan - 7.6%
King's Town Bank	1,937,000	1,848,754
Poya International Co. Ltd.	940,000	8,182,361
Taiwan Semiconductor Manufacturing Co. Ltd.	9,997,000	75,008,878
Voltronic Power Technology Corp.	1,491,000	24,054,989

TOTAL TAIWAN		109,094,982

Thailand - 2.2%
Kasikornbank PCL (For. Reg.)	5,177,400	31,148,712
United Kingdom - 6.8%
British American Tobacco PLC (South Africa)	1,038,168	45,298,678
ITE Group PLC	18,626,000	13,570,419
NMC Health PLC	843,887	38,098,143

TOTAL UNITED KINGDOM		96,967,240

United States of America - 1.9%
Cognizant Technology Solutions Corp. Class A	390,600	26,963,118
TOTAL COMMON STOCKS
(Cost $1,223,369,835)		1,154,296,965

Nonconvertible Preferred Stocks - 1.2%
Brazil - 1.2%
Banco Bradesco SA (PN)
(Cost $16,043,252)	1,804,700	16,633,403

Investment Companies - 4.6%
United States of America - 4.6%
iShares MSCI India ETF	1,615,560	48,773,756
WisdomTree India Earnings ETF	789,180	17,724,983

TOTAL UNITED STATES OF AMERICA

(Cost $71,265,931)		66,498,739

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 2.23% (c)
(Cost $106,553,021)	106,531,714	106,553,021
TOTAL INVESTMENT IN SECURITIES - 93.9%
(Cost $1,417,232,039)		1,343,982,128
NET OTHER ASSETS (LIABILITIES) - 6.1%		87,035,019
NET ASSETS - 100%		$1,431,017,147

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,792,198 or 3.2% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$106,365
Total	$106,365

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$107,284,937	$24,603,629	$82,681,308	$--
Consumer Discretionary	43,151,717	43,151,717	--	--
Consumer Staples	136,518,390	136,518,390	--	--
Energy	88,011,741	88,011,741	--	--
Financials	427,634,938	405,957,510	21,677,428	--
Health Care	70,981,842	70,981,842	--	--
Industrials	123,768,385	123,768,385	--	--
Information Technology	141,527,839	66,518,961	75,008,878	--
Materials	173,732	173,732	--	--
Real Estate	355,338	355,338	--	--
Utilities	31,521,509	31,521,509	--	--
Investment Companies	66,498,739	66,498,739	--	--
Money Market Funds	106,553,021	106,553,021	--	--
Total Investments in Securities:	$1,343,982,128	$1,164,614,514	$179,367,614	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,310,679,018)	$1,237,429,107
Fidelity Central Funds (cost $106,553,021)	106,553,021
Total Investment in Securities (cost $1,417,232,039)		$1,343,982,128
Foreign currency held at value (cost $1,520,118)		1,520,118
Receivable for investments sold		3,117,272
Receivable for fund shares sold		97,751,012
Dividends receivable		542,193
Distributions receivable from Fidelity Central Funds		58,708
Receivable from investment adviser for expense reductions		26,652
Total assets		1,446,998,083
Liabilities
Payable for investments purchased	$15,722,997
Payable for fund shares redeemed	195,327
Other payables and accrued expenses	62,612
Total liabilities		15,980,936
Net Assets		$1,431,017,147
Net Assets consist of:
Paid in capital		$1,515,711,943
Total distributable earnings (loss)		(84,694,796)
Net Assets, for 161,391,865 shares outstanding		$1,431,017,147
Net Asset Value, offering price and redemption price per share ($1,431,017,147 ÷ 161,391,865 shares)		$8.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 29, 2018 (commencement of operations) to October 31, 2018
Investment Income
Dividends		$744,564
Interest		22
Income from Fidelity Central Funds		106,365
Income before foreign taxes withheld		850,951
Less foreign taxes withheld		(43,940)
Total income		807,011
Expenses
Custodian fees and expenses	$48,575
Independent trustees' fees and expenses	91
Total expenses before reductions	48,666
Expense reductions	(31,938)
Total expenses after reductions		16,728
Net investment income (loss)		790,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,595,222)
Foreign currency transactions	(580,869)
Futures contracts	(66,151)
Total net realized gain (loss)		(12,242,242)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $14,036)	(73,263,947)
Assets and liabilities in foreign currencies	21,110
Total change in net unrealized appreciation (depreciation)		(73,242,837)
Net gain (loss)		(85,485,079)
Net increase (decrease) in net assets resulting from operations		$(84,694,796)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 29, 2018 (commencement of operations) to October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$790,283
Net realized gain (loss)	(12,242,242)
Change in net unrealized appreciation (depreciation)	(73,242,837)
Net increase (decrease) in net assets resulting from operations	(84,694,796)
Share transactions
Proceeds from sales of shares	2,047,094,795
Cost of shares redeemed	(531,382,852)
Net increase (decrease) in net assets resulting from share transactions	1,515,711,943
Total increase (decrease) in net assets	1,431,017,147
Net Assets
Beginning of period	–
End of period	$1,431,017,147
Other Information
Shares
Sold	219,660,453
Redeemed	(58,268,588)
Net increase (decrease)	161,391,865

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Fund

Years ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(1.14)
Total from investment operations	(1.13)
Net asset value, end of period	$8.87
Total ReturnC,D	(11.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.04%G
Expenses net of fee waivers, if any	.01%G
Expenses net of all reductions	.01%G
Net investment income (loss)	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,431,017
Portfolio turnover rateH	15%I,J

 A For the period August 29, 2018 (commencement of operations) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Not annualized

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Emerging Markets Opportunities Fund	(14.82)%	1.61%	8.89%

 A From December 9, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Opportunities Fund on December 9, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$23,234	Fidelity® Series Emerging Markets Opportunities Fund
$23,275	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Opportunities Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Manager James Hayes:  For the fiscal year, the fund returned -14.82%, trailing the -12.49% result of the benchmark MSCI Emerging Markets Index. Heightened concerns related to a number of geopolitical and macroeconomic factors weighed heavily on emerging-markets stocks the past 12 months.This made for a challenging environment for security selection, which was the primary detractor from the fund’s performance versus the benchmark. Geographically, our choices in China and India hurt most. By sector, picks among financials and communication services were the biggest negatives versus the benchmark. Timely ownership of online publishing and e-book company China Literature was by far the fund’s biggest relative detractor. The stock, which we avoided early on but bought later, fell amid fresh U.S. tariffs and the corresponding depreciation of the Chinese yuan versus the dollar. Conversely, our cash position of about 2%, on average, this period was a positive. Among active investments, timely positioning in Hon Hai Precision Industry was our biggest individual contributor. We sold our stake in Hon Hai this period, which turned out to be a good call because shares of the electronics contract manufacturer returned about -42% amid technical setbacks for Apples iPhone® X device, which it helped assemble. The fund also benefited from underweighting large index component Samsung Electronics, which returned roughly -22% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On May 23, 2018, the Board of Trustees approved the fund's name change from Series Emerging Markets Fund to Series Emerging Markets Opportunities Fund. On June 30, 2018, Jane Wu assumed portfolio management responsibilities for the fund's health care sleeve, replacing Tim Gannon. On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunication services subportfolio, succeeding James Hayes.

Fidelity® Series Emerging Markets Opportunities Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Cayman Islands	17.4%
Korea (South)	12.6%
India	9.5%
Brazil	9.3%
China	9.1%
Taiwan	5.6%
Russia	5.4%
South Africa	5.1%
United States of America*	4.8%
Other	21.2%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks and Equity Futures	96.3
Short-Term Investments and Net Other Assets (Liabilities)	3.7

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.8
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.7
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	2.7
Sberbank of Russia (Russia, Banks)	2.3
Naspers Ltd. Class N (South Africa, Media)	2.2
Samsung Electronics Co. Ltd. (Korea, Technology Hardware, Storage & Peripherals)	1.8
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.8
ICICI Bank Ltd. sponsored ADR (India, Banks)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.5
26.5

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	24.0
Consumer Discretionary	15.2
Communication Services	13.9
Information Technology	8.7
Energy	7.9
Materials	7.8
Consumer Staples	5.7
Industrials	4.4
Real Estate	3.2
Health Care	2.5

Fidelity® Series Emerging Markets Opportunities Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value
Argentina - 0.3%
Central Puerto SA sponsored ADR (a)	1,109,200	$10,626,136
Grupo Financiero Galicia SA sponsored ADR	365,000	8,416,900
Inversiones y Representaciones SA ADR (a)	211,387	2,826,244
Telecom Argentina SA Class B sponsored ADR (a)	624,634	11,312,122

TOTAL ARGENTINA		33,181,402

Australia - 0.1%
Frontier Digital Ventures Ltd. (b)(c)	16,030,591	6,186,874
Bermuda - 1.0%
AGTech Holdings Ltd. (b)	53,392,000	2,757,447
Credicorp Ltd. (United States)	272,440	61,492,432
GP Investments Ltd. Class A (depositary receipt) (b)(c)	7,634,637	10,339,533
Pacific Basin Shipping Ltd.	89,580,000	19,533,636
Shangri-La Asia Ltd.	29,262,000	39,926,727

TOTAL BERMUDA		134,049,775

Brazil - 4.1%
Azul SA sponsored ADR (b)	1,810,300	44,135,114
B2W Companhia Global do Varejo (b)	7,277,902	67,469,466
Banco do Brasil SA	6,963,100	79,987,243
BR Malls Participacoes SA	7,342,600	25,057,375
BTG Pactual Participations Ltd. unit	4,824,100	25,627,424
Companhia de Saneamento de Minas Gerais	2,849,770	39,283,408
Direcional Engenharia SA (c)	12,136,960	23,285,743
Equatorial Energia SA	350,200	6,397,984
Localiza Rent A Car SA	6,878,570	53,139,564
Natura Cosmeticos SA	4,582,600	40,130,843
Petrobras Distribuidora SA	6,874,800	44,298,725
Vale SA sponsored ADR	7,375,770	111,374,127

TOTAL BRAZIL		560,187,016

British Virgin Islands - 0.3%
Despegar.com Corp. (a)(b)	169,016	2,716,087
Mail.Ru Group Ltd. GDR (Reg. S) (b)	1,520,300	40,500,792

TOTAL BRITISH VIRGIN ISLANDS		43,216,879

Canada - 0.4%
Pan American Silver Corp.	3,600,900	52,861,212
Cayman Islands - 17.4%
Airtac International Group	3,444,000	29,645,064
Alibaba Group Holding Ltd. sponsored ADR (b)	3,952,206	562,319,870
Ant International Co. Ltd. Class C (d)(e)	6,359,848	35,678,747
BeiGene Ltd. ADR (b)	87,069	10,965,470
BizLink Holding, Inc.	1,154,617	6,153,383
Chailease Holding Co. Ltd.	10,200,292	29,058,502
China Biologic Products Holdings, Inc. (b)	397,900	26,436,476
China Literature Ltd. (a)(b)(f)	24,584,201	132,765,564
China Resources Land Ltd.	8,468,000	28,723,570
E-House China Enterprise Holdings Ltd. (b)	1,862,100	3,267,363
ENN Energy Holdings Ltd.	2,955,200	25,116,722
Haitian International Holdings Ltd.	15,285,000	29,821,728
JD.com, Inc. sponsored ADR (b)	8,317,304	195,622,990
Kingsoft Corp. Ltd. (c)	72,064,000	102,004,017
LexinFintech Holdings Ltd. ADR (a)	883,200	8,637,696
Meituan Dianping:
Class B	1,411,900	9,128,256
Class B	7,577,282	44,089,975
Momo, Inc. ADR (b)	1,820,500	61,114,185
NetEase, Inc. ADR	752,900	156,490,265
PPDAI Group, Inc. ADR (a)(b)	1,478,100	8,439,951
Shenzhou International Group Holdings Ltd.	7,937,000	87,649,653
Shimao Property Holdings Ltd.	6,032,500	11,800,451
TAL Education Group ADR (b)	456,410	13,226,762
Tencent Holdings Ltd.	18,984,999	650,412,087
Uni-President China Holdings Ltd.	67,893,000	65,884,854
Wise Talent Information Technology Co. Ltd. (b)	5,960,803	19,497,012
Zai Lab Ltd. ADR (a)(b)	689,300	11,276,948

TOTAL CAYMAN ISLANDS		2,365,227,561

Chile - 0.6%
Compania Cervecerias Unidas SA sponsored ADR	755,200	18,932,864
Vina Concha y Toro SA	34,096,719	64,175,835

TOTAL CHILE		83,108,699

China - 9.1%
BBMG Corp. (H Shares) (a)	92,390,500	25,448,196
China International Travel Service Corp. Ltd. (A Shares)	8,423,532	64,821,945
China Life Insurance Co. Ltd. (H Shares)	38,001,900	76,148,148
China Longyuan Power Grid Corp. Ltd. (H Shares)	77,344,810	58,783,219
China Oilfield Services Ltd. (H Shares)	53,054,000	49,725,757
China Pacific Insurance (Group) Co. Ltd. (H Shares)	13,591,494	50,608,793
China Petroleum & Chemical Corp. (H Shares)	123,670,000	100,738,647
China Telecom Corp. Ltd. (H Shares)	71,426,882	33,700,733
China Tower Corp. Ltd. Class H	73,152,000	11,100,668
Hangzhou Tigermed Consulting Co. Ltd. Class A	4,275,800	26,118,260
Industrial & Commercial Bank of China Ltd. (H Shares)	548,990,400	372,475,196
PICC Property & Casualty Co. Ltd. (H Shares)	40,523,750	39,273,459
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	14,837,000	139,724,488
Qingdao Haier Co. Ltd.	18,099,223	32,848,002
Shanghai International Airport Co. Ltd. (A Shares)	6,141,632	43,625,736
Sinopec Engineering Group Co. Ltd. (H Shares)	25,663,000	23,856,728
Sinopharm Group Co. Ltd. (H Shares)	6,823,200	32,889,391
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	6,065,388	11,634,026
Tsingtao Brewery Co. Ltd. (H Shares)	9,260,000	36,546,650
Zhengzhou Yutong Bus Co. Ltd.	7,390,951	11,294,652

TOTAL CHINA		1,241,362,694

Egypt - 0.0%
Six of October Development & Investment Co. (b)	3,754,600	3,121,849
Greece - 0.5%
Titan Cement Co. SA (Reg.)	3,321,900	73,143,973
Hong Kong - 3.2%
AIA Group Ltd.	2,714,800	20,546,341
China Everbright International Ltd.	23,265,000	18,542,104
China Overseas Land and Investment Ltd.	26,547,000	83,108,009
China Resources Beer Holdings Co. Ltd.	17,888,666	62,161,344
China Resources Power Holdings Co. Ltd.	11,086,397	19,481,194
China Unicom Ltd.	22,293,000	23,317,339
China Unicom Ltd. sponsored ADR	4,658,200	48,585,026
CNOOC Ltd.	69,036,000	117,566,923
Far East Horizon Ltd.	46,183,750	44,758,829

TOTAL HONG KONG		438,067,109

India - 9.5%
Adani Ports & Special Economic Zone Ltd. (b)	11,152,681	48,080,480
Axis Bank Ltd. (b)	10,548,664	83,065,737
Axis Bank Ltd. GDR (Reg. S) (b)	109,427	4,311,424
Bharat Petroleum Corp. Ltd.	58,400	217,223
Bharti Airtel Ltd.	3,008,392	11,891,609
Bharti Infratel Ltd.	2,443,382	8,895,087
Federal Bank Ltd.	30,186,626	33,774,247
Future Retail Ltd.	1,592,165	10,530,118
GAIL India Ltd.	1,171,500	5,927,986
ICICI Bank Ltd.	8,134,528	39,007,914
ICICI Bank Ltd. sponsored ADR	18,911,806	179,473,039
IndoStar Capital Finance Ltd.	2,148,896	8,764,393
Indraprastha Gas Ltd.	9,878,923	35,703,571
ITC Ltd.	21,174,454	80,191,517
JK Cement Ltd. (b)	2,645,731	24,062,344
Larsen & Toubro Ltd.	3,660,044	64,209,128
LIC Housing Finance Ltd.	14,197,776	78,917,059
Lupin Ltd. (b)	3,837,754	45,945,637
Manappuram General Finance & Leasing Ltd.	28,123,319	30,382,006
NTPC Ltd.	4,906,473	10,591,109
Oberoi Realty Ltd.	4,467,941	25,574,673
Petronet LNG Ltd.	8,807,580	26,877,647
Phoenix Mills Ltd.	3,624,338	27,118,830
Power Grid Corp. of India Ltd.	13,879,646	34,896,162
Reliance Industries Ltd.	14,066,221	201,835,817
SREI Infrastructure Finance Ltd. (c)	34,355,610	15,352,257
State Bank of India (b)	15,769,044	59,997,417
Sun Pharmaceutical Industries Ltd.	7,240,084	56,801,768
Tejas Networks Ltd. (b)(f)	950,220	3,258,191
Torrent Pharmaceuticals Ltd.	1,808,625	40,779,652

TOTAL INDIA		1,296,434,042

Indonesia - 2.3%
PT Astra International Tbk	137,178,700	71,285,100
PT Bank Mandiri (Persero) Tbk	128,175,800	57,592,157
PT Bank Rakyat Indonesia Tbk	497,698,600	103,124,525
PT Media Nusantara Citra Tbk	500,345,100	25,671,382
PT Semen Gresik (Persero) Tbk	16,060,200	9,507,765
PT Telekomunikasi Indonesia Tbk:
Series B	141,981,800	35,967,433
sponsored ADR (a)	401,000	10,105,200

TOTAL INDONESIA		313,253,562

Israel - 0.3%
Bezeq The Israel Telecommunication Corp. Ltd.	30,805,199	35,427,407
Italy - 0.4%
Prada SpA	14,282,911	50,451,308
Japan - 0.4%
GMO Internet, Inc.	197,300	2,818,696
LINE Corp. (a)(b)	537,600	17,139,723
Panasonic Corp.	1,646,900	17,673,635
SoftBank Corp.	195,700	15,487,467
Yume No Machi Souzou Iinkai Co. Ltd.	228,100	4,750,609

TOTAL JAPAN		57,870,130

Korea (South) - 10.9%
AMOREPACIFIC Group, Inc.	854,869	46,527,051
BS Financial Group, Inc.	15,231,581	101,321,385
Cafe24 Corp. (b)	70,100	6,788,826
Daou Technology, Inc.	2,206,663	38,679,457
Hanon Systems	3,422,898	32,849,021
Hyundai Fire & Marine Insurance Co. Ltd.	898,985	32,933,894
Hyundai Mobis	936,072	155,875,267
Iljin Materials Co. Ltd.	475,383	18,936,159
InterPark INT Corp.	1,389,788	5,925,783
KB Financial Group, Inc.	3,222,425	134,024,853
KEPCO Plant Service & Engineering Co. Ltd.	200,565	4,833,950
Korea Electric Power Corp.	609,185	14,532,782
Korea Electric Power Corp. sponsored ADR	110,500	1,321,580
LG Chemical Ltd.	294,328	89,510,794
LG Corp.	893,210	51,901,685
NAVER Corp.	247,660	24,852,822
NCSOFT Corp.	126,943	47,784,416
POSCO	330,176	75,478,923
S-Oil Corp.	410,560	44,618,265
Samsung Biologics Co. Ltd. (b)(f)	115,100	39,089,614
Samsung Electronics Co. Ltd.	4,412,468	163,969,012
Samsung Life Insurance Co. Ltd.	423,955	34,183,926
Samsung SDI Co. Ltd.	486,424	100,396,890
Shinhan Financial Group Co. Ltd.	3,260,685	121,292,604
SK Hynix, Inc.	1,173,934	70,168,535
SK Telecom Co. Ltd.	59,220	13,896,682
SK Telecom Co. Ltd. sponsored ADR	540,989	14,017,025

TOTAL KOREA (SOUTH)		1,485,711,201

Luxembourg - 0.7%
Samsonite International SA	34,041,900	97,672,486
Malaysia - 0.1%
British American Tobacco (Malaysia) Bhd	909,600	6,760,320
Mauritius - 0.1%
MakeMyTrip Ltd. (a)(b)	459,196	11,383,469
Mexico - 2.8%
America Movil S.A.B. de CV Series L sponsored ADR	4,185,500	60,229,345
Fibra Uno Administracion SA de CV	34,479,000	37,053,478
Gruma S.A.B. de CV Series B	5,544,700	57,867,471
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	3,750,900	31,030,916
Grupo Financiero Banorte S.A.B. de CV Series O	13,176,418	72,494,381
Macquarie Mexican (REIT) (c)(f)	39,842,248	38,796,336
Wal-Mart de Mexico SA de CV Series V	31,550,400	80,579,659

TOTAL MEXICO		378,051,586

Netherlands - 0.6%
VEON Ltd. sponsored ADR (a)	8,438,220	23,711,398
Yandex NV Series A (b)	2,026,912	61,070,859

TOTAL NETHERLANDS		84,782,257

Nigeria - 0.5%
Guaranty Trust Bank PLC	99,017,561	10,229,087
Guaranty Trust Bank PLC GDR (Reg. S)	3,878,704	19,781,390
Transnational Corp. of Nigeria PLC	1,097,537,662	3,991,046
Zenith Bank PLC	542,385,593	35,113,117

TOTAL NIGERIA		69,114,640

Pakistan - 0.1%
Habib Bank Ltd.	14,401,100	15,845,290
Panama - 0.3%
Copa Holdings SA Class A	525,500	38,061,965
Peru - 0.7%
Compania de Minas Buenaventura SA sponsored ADR	7,155,600	99,033,504
Philippines - 0.8%
Metro Pacific Investments Corp.	262,848,000	23,610,427
Metropolitan Bank & Trust Co.	42,016,022	51,540,136
Robinsons Land Corp.	64,584,431	25,320,355

TOTAL PHILIPPINES		100,470,918

Russia - 5.4%
Lukoil PJSC sponsored ADR	2,011,400	150,251,580
MMC Norilsk Nickel PJSC sponsored ADR	4,233,400	70,189,772
Mobile TeleSystems OJSC	4,306,020	16,888,802
Mobile TeleSystems OJSC sponsored ADR	2,435,600	19,509,156
NOVATEK OAO GDR (Reg. S)	535,100	90,699,450
RusHydro PJSC	100	1
Sberbank of Russia	45,971,150	132,134,209
Sberbank of Russia sponsored ADR	15,297,494	180,510,429
Tatneft PAO	4,072,700	48,496,190
Unipro PJSC	692,252,196	28,457,754

TOTAL RUSSIA		737,137,343

Singapore - 0.3%
Ascendas Real Estate Investment Trust	7,710,900	14,028,421
First Resources Ltd.	26,689,700	30,444,158

TOTAL SINGAPORE		44,472,579

South Africa - 5.1%
Barclays Africa Group Ltd.	10,244,153	103,542,156
Bidvest Group Ltd.	3,655,145	45,531,672
FirstRand Ltd.	14,065,100	61,313,444
Impala Platinum Holdings Ltd. (b)	465,800	858,821
Imperial Holdings Ltd.	5,676,900	62,689,292
Mondi Ltd.	246,600	5,898,675
Mr Price Group Ltd.	2,257,500	35,344,164
MTN Group Ltd.	3,096,700	17,947,321
Naspers Ltd. Class N	1,682,900	295,761,476
Sasol Ltd.	2,039,000	66,634,450

TOTAL SOUTH AFRICA		695,521,471

Taiwan - 5.6%
Chroma ATE, Inc.	3,542,000	12,412,816
King's Town Bank	24,223,000	23,119,447
LandMark Optoelectronics Corp.	2,234,446	14,831,112
Largan Precision Co. Ltd.	363,900	39,374,849
Nanya Technology Corp.	8,074,000	13,404,293
PChome Online, Inc. (b)	1,432,613	6,524,392
Taiwan Semiconductor Manufacturing Co. Ltd.	57,749,284	433,300,888
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,888,801	71,963,318
Unified-President Enterprises Corp.	53,480,000	129,379,435
United Microelectronics Corp.	55,020,000	20,955,259

TOTAL TAIWAN		765,265,809

Thailand - 1.4%
PTT Global Chemical PCL (For. Reg.)	31,026,800	72,280,467
Siam Cement PCL (For. Reg.)	7,183,500	90,551,960
Total Access Communication PCL (For. Reg.)	21,853,100	31,303,445

TOTAL THAILAND		194,135,872

Turkey - 0.8%
Aselsan A/S	6,197,700	28,008,069
Tupras Turkiye Petrol Rafinerileri A/S	2,697,296	63,552,648
Turkcell Iletisim Hizmet A/S	3,340,065	6,782,192
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	1,602,000	8,266,320

TOTAL TURKEY		106,609,229

United Arab Emirates - 1.2%
DP World Ltd.	2,352,370	42,319,136
Emaar Properties PJSC	49,276,232	68,417,784
National Bank of Abu Dhabi PJSC	13,254,180	49,868,034

TOTAL UNITED ARAB EMIRATES		160,604,954

United Kingdom - 0.8%
Contemporary Amperex Technology Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 6/24/19 (b)(f)	1,861,600	19,881,903
Fresnillo PLC	3,465,800	37,592,857
NMC Health PLC	943,509	42,595,680
Tonghua Dongbao Pharmaceutical Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 3/26/19 (b)	6,531,171	12,527,444

TOTAL UNITED KINGDOM		112,597,884

United States of America - 0.5%
Arco Platform Ltd. Class A	1,700	36,227
MercadoLibre, Inc.	175,050	56,803,725
Uxin Ltd. ADR (a)(b)	1,727,419	9,397,159

TOTAL UNITED STATES OF AMERICA		66,237,111

Vietnam - 0.2%
Vietnam Technological & Commercial Joint Stock Bank (b)	16,417,800	18,917,514
TOTAL COMMON STOCKS
(Cost $11,265,874,481)		12,075,538,894

Nonconvertible Preferred Stocks - 6.9%
Brazil - 5.2%
Ambev SA sponsored ADR	12,080,200	52,307,266
Banco do Estado Rio Grande do Sul SA	6,006,886	32,056,095
Companhia Paranaense de Energia-Copel:
(PN-B)	95,800	675,221
(PN-B) sponsored ADR (a)	6,054,839	42,444,421
Fibria Celulose SA sponsored ADR	4,726,500	90,796,065
Itau Unibanco Holding SA sponsored ADR	18,158,144	239,142,756
Metalurgica Gerdau SA (PN)	24,975,622	53,286,696
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	10,930,400	161,988,528
Telefonica Brasil SA	2,270,500	26,368,671
TIM Participacoes SA sponsored ADR	902,400	13,960,128

TOTAL BRAZIL		713,025,847

Korea (South) - 1.7%
Hyundai Motor Co. Series 2	1,636,131	101,523,291
Samsung Electronics Co. Ltd.	2,716,322	85,108,248
Samsung Fire & Marine Insurance Co. Ltd.	252,851	39,445,642

TOTAL KOREA (SOUTH)		226,077,181

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $699,823,855)		939,103,028
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.07% to 2.17% 11/23/18 to 12/27/18(g)
(Cost $15,114,679)	15,150,000	15,113,762
	Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 2.23% (h)	578,551,332	578,667,042
Fidelity Securities Lending Cash Central Fund 2.23% (h)(i)	50,631,834	50,636,897
TOTAL MONEY MARKET FUNDS
(Cost $629,303,939)		629,303,939
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $12,610,116,954)		13,659,059,623
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(61,250,237)
NET ASSETS - 100%		$13,597,809,386

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,590	Dec. 2018	$76,057,650	$(5,261,593)	$(5,261,593)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,678,747 or 0.3% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $233,791,608 or 1.7% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,361,230.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$35,678,747

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,283,884
Fidelity Securities Lending Cash Central Fund	1,830,805
Total	$8,114,689

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
B2W Companhia Global do Varejo	$176,861,949	$5,410,142	$138,685,217	$--	$59,076,734	$(35,194,142)	$--
Daou Technology, Inc.	49,992,717	--	19,013,095	709,232	1,242,085	6,457,750	--
Direcional Engenharia SA	24,131,764	1,655,732	3,964,177	1,863,421	(755,012)	2,217,436	23,285,743
Frontier Digital Ventures Ltd.	7,489,111	1,210,272	822,054	--	252,722	(1,943,177)	6,186,874
GP Investments Ltd. Class A (depositary receipt)	13,652,868	--	--	--	--	(3,313,335)	10,339,533
InterPark INT Corp.	25,671,882	--	10,389,787	358,643	(19,724,072)	10,367,760	--
Kingsoft Corp. Ltd.	--	187,856,005	--	508,628	--	(85,851,988)	102,004,017
Macquarie Mexican (REIT)	73,579,884	1,754,187	25,588,649	3,721,540	(14,770,594)	3,821,508	38,796,336
SREI Infrastructure Finance Ltd.	60,858,509	--	--	249,932	--	(45,506,252)	15,352,257
Total	$432,238,684	$197,886,338	$198,462,979	$7,411,396	$25,321,863	$(148,944,440)	$195,964,760

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,868,367,915	$1,095,258,382	$773,109,533	$--
Consumer Discretionary	2,062,033,385	2,000,269,775	61,763,610	--
Consumer Staples	771,889,267	771,889,267	--	--
Energy	1,056,568,675	838,263,105	218,305,570	--
Financials	3,272,806,130	2,307,721,702	965,084,428	--
Health Care	344,532,922	344,532,922	--	--
Industrials	633,724,710	633,724,710	--	--
Information Technology	1,188,084,536	733,828,389	454,256,147	--
Materials	1,048,510,601	906,397,228	142,113,373	--
Real Estate	429,893,485	394,214,738	--	35,678,747
Utilities	338,230,296	323,697,514	14,532,782	--
Government Obligations	15,113,762	--	15,113,762	--
Money Market Funds	629,303,939	629,303,939	--	--
Total Investments in Securities:	$13,659,059,623	$10,979,101,671	$2,644,279,205	$35,678,747
Derivative Instruments:
Liabilities
Futures Contracts	$(5,261,593)	$(5,261,593)	$--	$--
Total Liabilities	$(5,261,593)	$(5,261,593)	$--	$--
Total Derivative Instruments:	$(5,261,593)	$(5,261,593)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$348,334,799
Level 2 to Level 1	$959,514

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(5,261,593)
Total Equity Risk	0	(5,261,593)
Total Value of Derivatives	$0	$(5,261,593)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $49,450,924) — See accompanying schedule: Unaffiliated issuers (cost $11,666,264,865)	$12,833,790,924
Fidelity Central Funds (cost $629,303,939)	629,303,939
Other affiliated issuers (cost $314,548,150)	195,964,760
Total Investment in Securities (cost $12,610,116,954)		$13,659,059,623
Foreign currency held at value (cost $8,375,646)		8,372,278
Receivable for investments sold		99,556,543
Receivable for fund shares sold		182,981,115
Dividends receivable		9,455,574
Distributions receivable from Fidelity Central Funds		1,021,110
Receivable for daily variation margin on futures contracts		874,500
Receivable from investment adviser for expense reductions		654,990
Other receivables		2,740,525
Total assets		13,964,716,258
Liabilities
Payable to custodian bank	$1,704,805
Payable for investments purchased	306,407,882
Payable for fund shares redeemed	4,994,779
Other payables and accrued expenses	3,174,232
Collateral on securities loaned	50,625,174
Total liabilities		366,906,872
Net Assets		$13,597,809,386
Net Assets consist of:
Paid in capital		$11,573,566,996
Total distributable earnings (loss)		2,024,242,390
Net Assets		$13,597,809,386
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($13,597,809,386 ÷ 770,093,403 shares)		$17.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends (including $7,411,396 earned from other affiliated issuers)		$355,409,522
Interest		185,861
Income from Fidelity Central Funds		8,114,689
Income before foreign taxes withheld		363,710,072
Less foreign taxes withheld		(40,246,635)
Total income		323,463,437
Expenses
Custodian fees and expenses	$7,693,665
Independent trustees' fees and expenses	74,745
Interest	15,870
Commitment fees	41,401
Total expenses before reductions	7,825,681
Expense reductions	(5,609,850)
Total expenses after reductions		2,215,831
Net investment income (loss)		321,247,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	843,046,463
Fidelity Central Funds	27
Other affiliated issuers	25,321,863
Foreign currency transactions	(9,310,355)
Futures contracts	(31,377,745)
Total net realized gain (loss)		827,680,253
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $30,988,222)	(3,176,732,055)
Fidelity Central Funds	(474)
Other affiliated issuers	(148,944,440)
Assets and liabilities in foreign currencies	(807,892)
Futures contracts	(5,261,593)
Total change in net unrealized appreciation (depreciation)		(3,331,746,454)
Net gain (loss)		(2,504,066,201)
Net increase (decrease) in net assets resulting from operations		$(2,182,818,595)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$321,247,606	$267,130,789
Net realized gain (loss)	827,680,253	1,483,007,190
Change in net unrealized appreciation (depreciation)	(3,331,746,454)	2,448,297,246
Net increase (decrease) in net assets resulting from operations	(2,182,818,595)	4,198,435,225
Distributions to shareholders	(442,387,354)	–
Distributions to shareholders from net investment income	–	(193,538,453)
Distributions to shareholders from net realized gain	–	(33,641,199)
Total distributions	(442,387,354)	(227,179,652)
Share transactions - net increase (decrease)	475,568,607	(3,684,478,975)
Total increase (decrease) in net assets	(2,149,637,342)	286,776,598
Net Assets
Beginning of period	15,747,446,728	15,460,670,130
End of period	$13,597,809,386	$15,747,446,728
Other Information
Undistributed net investment income end of period		$225,392,623

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Opportunities Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.35	$16.79	$15.31	$17.77	$17.56
Income from Investment Operations
Net investment income (loss)A	.45	.30	.19	.21B	.21
Net realized and unrealized gain (loss)	(3.52)	4.49	1.47	(2.53)	.17
Total from investment operations	(3.07)	4.79	1.66	(2.32)	.38
Distributions from net investment income	(.39)	(.19)	(.18)	(.14)	(.17)
Distributions from net realized gain	(.23)	(.04)	–	–	(.01)
Total distributions	(.62)	(.23)	(.18)	(.14)	(.17)C
Net asset value, end of period	$17.66	$21.35	$16.79	$15.31	$17.77
Total ReturnD	(14.82)%	29.04%	11.02%	(13.14)%	2.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%	.59%	1.03%	1.04%	1.06%
Expenses net of fee waivers, if any	.01%	.57%	1.03%	1.04%	1.06%
Expenses net of all reductions	.01%	.56%	1.03%	1.03%	1.06%
Net investment income (loss)	2.16%	1.63%	1.24%	1.29%B	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$13,597,809	$15,747,447	$6,998,219	$5,571,493	$4,837,497
Portfolio turnover rateG	64%	56%	45%	64%	93%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 C Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Growth Fund	(4.82)%	4.07%	6.55%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$17,611	Fidelity® Series International Growth Fund
$15,956	MSCI EAFE Growth Index

Fidelity® Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Jed Weiss:  For the fiscal year, the fund returned -4.82% compared with -5.86% for the benchmark MSCI EAFE Growth Index. Versus the benchmark, the fund benefited from sizable out-of-benchmark exposure to the U.S., as well as strong security selection in continental Europe. By sector, investment choices within the information technology sector helped the fund's relative result. Conversely, stock picks in Japan and the U.K. detracted, as did investment choices within the consumer discretionary and consumer staples sectors. The biggest individual relative contributors were notable out-of-benchmark stakes in U.S.-based credit-card processors Mastercard and Visa, as both companies continued to maintain considerable pricing power and significant market share. A sizable overweighting in Australian global biopharmaceutical firm CSL Limited also proved beneficial, as its shares gained following the acquisition and successful turnaround of Novartis' flu business. I'll note that the fund's stake in cash – representing 3% of assets, on average – helped our relative result in a down market. Turning to detractors, a non-benchmark investment in U.S. flooring manufacturer Mohawk Industries hurt most, due to signs of softening in the U.S. housing market. The decision to not own consumer electronics conglomerate and benchmark component Sony also detracted from relative performance, given the stock's notable gain during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United States of America*	24.7%
Japan	13.0%
United Kingdom	8.9%
Switzerland	8.5%
Germany	7.5%
Sweden	4.9%
France	3.9%
Spain	3.8%
Australia	3.4%
Other	21.4%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	95.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	4.1
SAP SE (Germany, Software)	3.6
CSL Ltd. (Australia, Biotechnology)	3.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.2
Visa, Inc. Class A (United States of America, IT Services)	3.1
MasterCard, Inc. Class A (United States of America, IT Services)	3.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.7
AIA Group Ltd. (Hong Kong, Insurance)	2.7
Keyence Corp. (Japan, Electronic Equipment & Components)	2.6
Amadeus IT Holding SA Class A (Spain, IT Services)	2.3
30.8

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	20.9
Information Technology	20.5
Financials	15.6
Health Care	10.1
Consumer Staples	7.2
Consumer Discretionary	7.0
Communication Services	6.6
Materials	6.0
Real Estate	1.2
Energy	0.4

Fidelity® Series International Growth Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 3.4%
CSL Ltd.	3,606,038	$480,079,772
Austria - 1.0%
Andritz AG	2,856,165	148,035,215
Belgium - 1.1%
KBC Groep NV	2,200,451	151,783,556
Brazil - 0.1%
Itau Unibanco Holding SA	1,513,000	17,233,930
Canada - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,670,300	79,768,894
Canadian National Railway Co.	819,800	70,082,640
Canadian Pacific Railway Ltd.	350,600	71,899,033
Franco-Nevada Corp.	1,233,900	77,064,270
Pason Systems, Inc.	1,959,269	29,572,468
PrairieSky Royalty Ltd. (a)	2,273,200	34,535,303

TOTAL CANADA		362,922,608

Cayman Islands - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (b)	872,200	124,096,616
Denmark - 0.5%
Jyske Bank A/S (Reg.)	1,606,900	65,696,788
Finland - 0.2%
Tikkurila Oyj (a)	1,776,208	24,182,100
France - 3.9%
Edenred SA	3,206,900	121,790,861
Elis SA	2,780,973	56,162,165
Legrand SA	1,646,700	107,692,881
Safran SA	2,019,600	260,988,506

TOTAL FRANCE		546,634,413

Germany - 7.5%
Bayer AG	1,071,360	82,122,379
Linde PLC	1,513,512	248,313,366
MTU Aero Engines Holdings AG	647,176	137,661,888
SAP SE	4,740,984	507,633,718
Vonovia SE	1,878,000	85,978,057

TOTAL GERMANY		1,061,709,408

Hong Kong - 2.7%
AIA Group Ltd.	49,798,200	376,886,255
India - 1.0%
Housing Development Finance Corp. Ltd.	6,145,666	147,014,867
Ireland - 2.7%
CRH PLC sponsored ADR	7,678,111	228,654,146
James Hardie Industries PLC CDI	11,278,401	150,071,966

TOTAL IRELAND		378,726,112

Italy - 0.7%
Interpump Group SpA	3,294,593	95,156,329
Japan - 13.0%
Azbil Corp.	1,968,700	36,674,856
DENSO Corp.	3,426,400	152,837,211
East Japan Railway Co.	1,822,000	159,129,368
Fanuc Corp.	823,000	143,174,894
Hoya Corp.	2,951,224	167,759,567
Keyence Corp.	751,000	368,062,215
Komatsu Ltd.	4,339,900	113,021,657
Misumi Group, Inc.	6,334,300	127,208,081
Nabtesco Corp.	2,718,300	59,938,232
Nintendo Co. Ltd.	306,000	95,534,082
OSG Corp.	3,590,300	74,265,611
SHO-BOND Holdings Co. Ltd. (c)	1,459,200	103,974,547
USS Co. Ltd.	12,704,900	229,360,405

TOTAL JAPAN		1,830,940,726

Kenya - 0.6%
Safaricom Ltd.	396,524,900	90,295,827
Korea (South) - 0.8%
BGF Retail Co. Ltd.	333,987	49,322,357
NAVER Corp.	563,343	56,531,791

TOTAL KOREA (SOUTH)		105,854,148

Netherlands - 2.7%
ASML Holding NV (Netherlands)	2,252,200	387,928,232
New Zealand - 0.4%
Auckland International Airport Ltd.	13,553,531	61,822,053
Norway - 0.5%
Schibsted ASA (B Shares)	2,389,191	75,673,681
South Africa - 1.3%
Clicks Group Ltd.	7,173,219	91,412,654
Naspers Ltd. Class N	537,710	94,499,913

TOTAL SOUTH AFRICA		185,912,567

Spain - 3.8%
Amadeus IT Holding SA Class A	4,035,601	325,358,332
Grifols SA ADR	4,966,844	101,422,954
Merlin Properties Socimi SA	2,823,600	35,435,508
Prosegur Compania de Seguridad SA (Reg.)	13,452,091	74,780,795

TOTAL SPAIN		536,997,589

Sweden - 4.9%
ASSA ABLOY AB (B Shares)	15,884,027	315,945,432
Atlas Copco AB (A Shares)	6,761,800	167,435,118
Epiroc AB Class A (b)	8,502,700	74,665,695
Fagerhult AB	3,151,109	27,684,954
Loomis AB (B Shares)	1,266,200	39,157,330
Svenska Handelsbanken AB (A Shares)	5,620,413	61,093,002

TOTAL SWEDEN		685,981,531

Switzerland - 8.5%
Nestle SA (Reg. S)	6,843,345	577,736,457
Roche Holding AG (participation certificate)	1,823,681	443,815,403
Schindler Holding AG:
(participation certificate)	694,326	146,427,883
(Reg.)	154,309	32,052,269

TOTAL SWITZERLAND		1,200,032,012

Taiwan - 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	21,821,000	163,725,990
United Kingdom - 8.9%
BAE Systems PLC	17,165,700	115,100,943
Elementis PLC	14,180,183	37,156,475
Informa PLC	19,872,388	181,260,725
InterContinental Hotel Group PLC ADR (a)	4,584,339	246,454,065
Melrose Industries PLC	29,384,463	63,343,626
Prudential PLC	15,221,238	304,784,354
Reckitt Benckiser Group PLC	1,928,787	155,969,653
Rightmove PLC	6,983,300	40,359,153
Shaftesbury PLC	3,555,100	40,760,836
Spectris PLC	2,682,000	73,499,159

TOTAL UNITED KINGDOM		1,258,688,989

United States of America - 20.2%
Alphabet, Inc. Class A (b)	271,494	296,085,927
Autoliv, Inc. (a)	1,324,727	110,402,748
Berkshire Hathaway, Inc. Class B (b)	760,650	156,146,232
Black Knight, Inc. (b)	1,719,500	83,860,015
Marsh & McLennan Companies, Inc.	1,491,073	126,368,437
Martin Marietta Materials, Inc.	782,366	134,003,648
MasterCard, Inc. Class A	2,178,110	430,547,004
Mohawk Industries, Inc. (b)	663,815	82,797,645
Moody's Corp.	1,062,200	154,528,856
MSCI, Inc.	1,136,392	170,890,629
PayPal Holdings, Inc. (b)	842,700	70,946,913
PriceSmart, Inc.	762,375	53,480,606
ResMed, Inc.	1,355,290	143,552,317
S&P Global, Inc.	961,271	175,258,929
Sherwin-Williams Co.	453,200	178,320,604
Veoneer, Inc. (a)(b)	1,371,238	46,046,172
Visa, Inc. Class A	3,189,596	439,685,809

TOTAL UNITED STATES OF AMERICA		2,852,922,491

TOTAL COMMON STOCKS
(Cost $10,050,033,589)		13,416,933,805

Nonconvertible Preferred Stocks - 0.4%
Brazil - 0.4%
Itau Unibanco Holding SA
(Cost $57,698,850)	4,638,700	61,388,143

Money Market Funds - 7.3%
Fidelity Cash Central Fund, 2.23% (d)	911,040,330	911,222,538
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	124,970,068	124,982,565
TOTAL MONEY MARKET FUNDS
(Cost $1,036,205,103)		1,036,205,103
TOTAL INVESTMENT IN SECURITIES - 102.8%
(Cost $11,143,937,542)		14,514,527,051
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(400,927,033)
NET ASSETS - 100%		$14,113,600,018

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,384,373
Fidelity Securities Lending Cash Central Fund	1,585,610
Total	$7,969,983

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
SHO-BOND Holdings Co. Ltd.	$93,058,290	$--	$4,089,000	$1,493,816	$1,630,231	$13,375,026	$103,974,547
Total	$93,058,290	$--	$4,089,000	$1,493,816	$1,630,231	$13,375,026	$103,974,547

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$930,241,099	$834,707,017	$95,534,082	$--
Consumer Discretionary	991,994,862	839,157,651	152,837,211	--
Consumer Staples	1,007,690,621	273,984,511	733,706,110	--
Energy	64,107,771	64,107,771	--	--
Financials	2,217,387,344	1,851,509,988	365,877,356	--
Health Care	1,418,752,392	892,814,610	525,937,782	--
Industrials	2,968,598,006	1,861,237,206	1,107,360,800	--
Information Technology	2,887,922,243	1,828,634,303	1,059,287,940	--
Materials	829,453,209	829,453,209	--	--
Real Estate	162,174,401	162,174,401	--	--
Money Market Funds	1,036,205,103	1,036,205,103	--	--
Total Investments in Securities:	$14,514,527,051	$10,473,985,770	$4,040,541,281	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$114,948,136
Level 2 to Level 1	$1,131,349,753

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $122,558,815) — See accompanying schedule: Unaffiliated issuers (cost $10,065,397,399)	$13,374,347,401
Fidelity Central Funds (cost $1,036,205,103)	1,036,205,103
Other affiliated issuers (cost $42,335,040)	103,974,547
Total Investment in Securities (cost $11,143,937,542)		$14,514,527,051
Foreign currency held at value (cost $563)		556
Receivable for investments sold		42,040,362
Receivable for fund shares sold		542,889,285
Dividends receivable		53,582,339
Distributions receivable from Fidelity Central Funds		1,566,129
Other receivables		224,604
Total assets		15,154,830,326
Liabilities
Payable for investments purchased	$915,531,587
Payable for fund shares redeemed	204,134
Other payables and accrued expenses	541,892
Collateral on securities loaned	124,952,695
Total liabilities		1,041,230,308
Net Assets		$14,113,600,018
Net Assets consist of:
Paid in capital		$9,874,004,483
Total distributable earnings (loss)		4,239,595,535
Net Assets		$14,113,600,018
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($14,113,600,018 ÷ 943,686,367 shares)		$14.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends (including $1,493,816 earned from other affiliated issuers)		$291,361,300
Income from Fidelity Central Funds		7,969,983
Income before foreign taxes withheld		299,331,283
Less foreign taxes withheld		(27,084,691)
Total income		272,246,592
Expenses
Custodian fees and expenses	$1,644,627
Independent trustees' fees and expenses	73,617
Commitment fees	40,476
Total expenses before reductions	1,758,720
Expense reductions	(1,064,029)
Total expenses after reductions		694,691
Net investment income (loss)		271,551,901
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	663,975,003
Fidelity Central Funds	(3,049)
Other affiliated issuers	1,630,231
Foreign currency transactions	(2,587,508)
Total net realized gain (loss)		663,014,677
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,619,836,848)
Fidelity Central Funds	(1,919)
Other affiliated issuers	13,375,026
Assets and liabilities in foreign currencies	61,537
Total change in net unrealized appreciation (depreciation)		(1,606,402,204)
Net gain (loss)		(943,387,527)
Net increase (decrease) in net assets resulting from operations		$(671,835,626)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$271,551,901	$205,053,294
Net realized gain (loss)	663,014,677	232,127,473
Change in net unrealized appreciation (depreciation)	(1,606,402,204)	2,728,057,321
Net increase (decrease) in net assets resulting from operations	(671,835,626)	3,165,238,088
Distributions to shareholders	(460,665,652)	–
Distributions to shareholders from net investment income	–	(170,410,130)
Distributions to shareholders from net realized gain	–	(166,389,831)
Total distributions	(460,665,652)	(336,799,961)
Share transactions - net increase (decrease)	461,286,830	(561,512,168)
Total increase (decrease) in net assets	(671,214,448)	2,266,925,959
Net Assets
Beginning of period	14,784,814,466	12,517,888,507
End of period	$14,113,600,018	$14,784,814,466
Other Information
Undistributed net investment income end of period		$192,507,196

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Growth Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.22	$13.37	$14.28	$14.17	$13.95
Income from Investment Operations
Net investment income (loss)A	.30	.21	.17B	.15	.17
Net realized and unrealized gain (loss)	(1.05)	2.97	(.60)	.36	.20
Total from investment operations	(.75)	3.18	(.43)	.51	.37
Distributions from net investment income	(.24)	(.16)	(.16)	(.19)	(.10)
Distributions from net realized gain	(.27)	(.17)	(.33)	(.21)	(.05)
Total distributions	(.51)	(.33)	(.48)C	(.40)	(.15)
Net asset value, end of period	$14.96	$16.22	$13.37	$14.28	$14.17
Total ReturnD	(4.82)%	24.42%	(3.10)%	3.65%	2.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.51%	.94%	.92%	.97%
Expenses net of fee waivers, if any	.01%	.51%	.94%	.91%	.97%
Expenses net of all reductions	- %G	.51%	.94%	.91%	.97%
Net investment income (loss)	1.84%	1.41%	1.27%B	1.06%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$14,113,600	$14,784,814	$5,618,983	$5,563,674	$6,049,347
Portfolio turnover rateH	33%	23%	26%	24%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 C Total distributions of $.48 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $.326 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Small Cap Fund	(3.72)%	5.65%	8.95%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$21,464	Fidelity® Series International Small Cap Fund
$19,561	MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Lead Manager Jed Weiss:  For the fiscal year, the fund returned -3.72%, outpacing the -7.68% return of the benchmark MSCI EAFE Small Cap Index. Versus the benchmark, security selection within Japan was by far the biggest contributor, followed by Germany. My choices among emerging markets also helped our relative result, particularly South Africa. Conversely, picks in a number of Scandanavian countries, including Sweden and Denmark, hampered the portfolio's performance versus the benchmark, as did an underweighting in Australia. A number of Japanese holdings helped the fund top the benchmark this period. This included a sizable out-of-benchmark stake in technology service management company OBIC, our largest individual relative contributor, which continued to execute well. In addition, it helped to hold a non-benchmark position in Workman, the leading workwear retailer in Japan. Workman's share price benefited from strong sales trends this period. Also contributing was an overweighting in Lasertec, a Japan-based maker of semiconductor inspection systems that gained 34% for the fund the past 12 months. Lastly, I'll note that the fund's stake in cash – representing 4% of assets, on average – helped our relative result in a down market. Conversely, the fund's biggest detractor was Nabtesco, a maker of gearboxes and machinery. Our non-benchmark holdings returned -43% this period, as the company was held back by economic weakness in China, its second-largest market. Untimely ownership of gaming software company Playtech also detracted, as its shares declined amid deterioration of the firm's pricing power, as well as heightened competition. Playtech was not held at period end. Lastly, Swedish light-fixture maker Fagerhult, another non-benchmark holding, returned about -30% and weighed on the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  Effective December 30, 2017, Ben Piggott is no longer a Co-Manager on the fund. Effective May 22, 2018, Elad Lachovitzki is no longer a Co-Manager on the fund. On November 1, 2018, Preeti Sayana assumed co-management responsibilities for the fund.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	33.3%
United Kingdom	16.3%
United States of America*	11.4%
Germany	5.0%
Sweden	4.3%
France	2.7%
Denmark	2.6%
Netherlands	2.6%
Israel	2.4%
Other	19.4%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	90.6
Short-Term Investments and Net Other Assets (Liabilities)	9.4

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	2.3
OBIC Co. Ltd. (Japan, IT Services)	2.2
Spectris PLC (United Kingdom, Electronic Equipment & Components)	1.9
USS Co. Ltd. (Japan, Specialty Retail)	1.9
CompuGroup Medical AG (Germany, Health Care Technology)	1.9
Azbil Corp. (Japan, Electronic Equipment & Components)	1.9
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	1.6
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.5
OSG Corp. (Japan, Machinery)	1.4
KBC Ancora (Belgium, Diversified Financial Services)	1.4
18.0

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	21.4
Health Care	12.4
Information Technology	11.9
Consumer Discretionary	9.7
Consumer Staples	8.3
Financials	7.4
Materials	7.1
Communication Services	6.1
Real Estate	4.1
Energy	2.2

Fidelity® Series International Small Cap Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 89.6%
	Shares	Value
Australia - 2.0%
Accent Group Ltd.	6,671,406	$5,881,823
Adelaide Brighton Ltd.	2,028,427	8,144,561
Bapcor Ltd.	810,786	3,921,500
Beacon Lighting Group Ltd.	6,633,510	6,506,065
Domain Holdings Australia Ltd.	285,478	501,360
DuluxGroup Ltd.	4,203,996	22,030,242
Imdex Ltd. (a)	13,884,283	11,306,978
Nanosonics Ltd. (a)	678,844	1,442,170
Pact Group Holdings Ltd. (b)	666,667	1,647,630
Quintis Ltd. (a)(c)(d)	9,242,850	65
Reckon Ltd. (e)	5,931,484	3,045,276
Sigma Healthcare Ltd.	2,445,948	900,691
SomnoMed Ltd. (a)	305,402	341,707

TOTAL AUSTRALIA		65,670,068

Austria - 0.9%
Andritz AG	375,124	19,442,701
IMMOFINANZ Immobilien Anlagen AG	261,944	6,248,310
Wienerberger AG	149,100	3,431,603

TOTAL AUSTRIA		29,122,614

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC (b)	4,317,632	14,895,830
Belgium - 1.5%
Barco NV	20,100	2,290,286
Econocom Group SA (c)	642,845	2,012,519
KBC Ancora	982,626	45,453,749

TOTAL BELGIUM		49,756,554

Bermuda - 0.5%
Vostok New Ventures Ltd. (depositary receipt) (a)	2,233,342	16,985,909
Brazil - 0.3%
Magnesita Refratarios SA (a)	148,600	2,240,081
Sul America SA unit	1,159,702	7,728,230

TOTAL BRAZIL		9,968,311

Canada - 1.6%
ECN Capital Corp.	1,730,000	4,586,350
McCoy Global, Inc. (a)	1,112,650	971,968
New Look Vision Group, Inc.	597,900	14,647,176
Pason Systems, Inc.	786,700	11,874,153
PrairieSky Royalty Ltd.	433,900	6,591,971
ShawCor Ltd. Class A	489,800	8,884,822
Total Energy Services, Inc.	359,300	2,601,032
ZCL Composites, Inc.	280,000	1,425,045

TOTAL CANADA		51,582,517

Cayman Islands - 0.5%
SITC International Holdings Co. Ltd.	2,825,000	2,074,994
Value Partners Group Ltd.	17,090,000	12,683,554

TOTAL CAYMAN ISLANDS		14,758,548

Denmark - 2.6%
Jyske Bank A/S (Reg.)	551,419	22,544,313
Netcompany Group A/S	253,541	8,385,418
Royal Unibrew A/S	37,600	2,670,343
Scandinavian Tobacco Group A/S (b)	621,197	9,426,079
SimCorp A/S	218,300	16,819,331
Spar Nord Bank A/S	2,886,999	23,930,854

TOTAL DENMARK		83,776,338

Finland - 0.4%
Olvi PLC (A Shares)	119,900	4,019,820
Tikkurila Oyj (c)	761,264	10,364,193

TOTAL FINLAND		14,384,013

France - 2.7%
Cegedim SA (a)	58,251	1,458,114
Elis SA	2,145,121	43,321,039
Laurent-Perrier Group SA	135,868	13,942,515
Somfy SA	15,000	1,160,400
Vetoquinol SA	297,927	16,703,627
Virbac SA (a)	66,000	10,600,245

TOTAL FRANCE		87,185,940

Germany - 4.1%
CompuGroup Medical AG	1,084,353	61,409,621
CTS Eventim AG	703,595	26,426,095
JOST Werke AG (b)	77,000	2,686,193
MLP AG	522,245	3,016,756
Nexus AG	618,016	16,869,899
SMA Solar Technology AG (c)	81,735	1,907,089
WashTec AG	261,203	20,147,492

TOTAL GERMANY		132,463,145

Greece - 0.5%
Fourlis Holdings SA	752,500	3,690,542
Motor Oil (HELLAS) Corinth Refineries SA	387,900	9,182,518
Mytilineos Holdings SA	373,300	3,302,210

TOTAL GREECE		16,175,270

India - 0.2%
Jyothy Laboratories Ltd.	2,343,090	5,997,119
Ireland - 1.4%
Cairn Homes PLC (a)	1,233,100	1,980,479
FBD Holdings PLC	1,309,243	15,941,326
James Hardie Industries PLC CDI	1,860,550	24,756,736
Mincon Group PLC	1,337,028	1,817,262
United Drug PLC (United Kingdom)	216,000	1,744,896

TOTAL IRELAND		46,240,699

Israel - 2.4%
Azrieli Group	162,479	7,888,411
Ituran Location & Control Ltd. (e)	1,237,486	42,223,022
Strauss Group Ltd.	1,229,855	26,988,471

TOTAL ISRAEL		77,099,904

Italy - 1.2%
Interpump Group SpA	1,350,776	39,013,889
Japan - 33.3%
Ai Holdings Corp.	570,600	10,892,652
Aoki Super Co. Ltd.	170,900	4,000,061
Arcland Service Holdings Co. Ltd.	113,200	2,317,472
Artnature, Inc.	1,440,300	8,462,967
Asante, Inc.	216,400	4,313,233
Aucnet, Inc.	532,260	5,580,392
Azbil Corp.	3,227,100	60,117,554
Bank of Kyoto Ltd.	106,300	4,795,205
Broadleaf Co. Ltd.	1,296,400	7,491,052
Central Automotive Products Ltd.	121,079	1,647,151
Chugoku Marine Paints Ltd.	275,000	2,210,529
Coca-Cola West Co. Ltd.	350,450	9,177,824
Daiichikosho Co. Ltd.	708,700	32,660,433
Daikokutenbussan Co. Ltd.	569,400	21,295,414
Funai Soken Holdings, Inc.	873,500	18,525,152
GCA Savvian Group Corp. (c)	1,935,687	15,508,141
GMO Internet, Inc.	403,280	5,761,398
Goldcrest Co. Ltd.	1,493,510	23,361,946
Iwatsuka Confectionary Co. Ltd.	118,300	4,618,350
Kamigumi Co. Ltd.	203,050	4,200,104
Kobayashi Pharmaceutical Co. Ltd.	301,600	19,779,678
Koshidaka Holdings Co. Ltd.	2,472,900	28,775,803
Kusuri No Aoki Holdings Co. Ltd.	317,500	22,792,130
Lasertec Corp.	1,121,300	32,197,563
Mandom Corp.	83,600	2,326,441
Medikit Co. Ltd.	261,400	14,131,608
Mirait Holdings Corp. (c)	260,100	4,199,957
Miroku Jyoho Service Co., Ltd.	437,300	8,254,965
Misumi Group, Inc.	1,224,500	24,590,925
Mitsuboshi Belting Ltd.	305,500	7,502,464
Monex Group, Inc. (c)	1,902,932	7,504,806
Morinaga & Co. Ltd.	70,900	2,849,572
Nabtesco Corp.	1,105,400	24,373,955
Nagaileben Co. Ltd.	1,417,100	31,824,624
Nakanishi, Inc.	94,500	2,213,529
Nakano Refrigerators Co. Ltd.	199,500	10,661,453
ND Software Co. Ltd.	231,036	2,577,873
Nihon Parkerizing Co. Ltd.	3,675,700	44,400,931
Nitto Kohki Co. Ltd.	112,400	2,342,933
NOF Corp.	175,000	4,970,754
NS Tool Co. Ltd.	201,400	4,737,144
OBIC Co. Ltd.	788,200	71,810,130
Okamoto Industries, Inc.	60,000	2,701,289
OSG Corp.	2,217,400	45,867,077
PALTAC Corp.	149,200	7,616,360
Paramount Bed Holdings Co. Ltd.	926,160	39,029,475
ProNexus, Inc.	1,226,000	11,919,369
S Foods, Inc.	113,500	4,581,845
San-Ai Oil Co. Ltd.	2,342,700	25,309,091
Sekisui Jushi Corp.	178,500	3,238,264
Shinko Plantech Co. Ltd.	138,200	1,287,262
Shinsei Bank Ltd.	438,600	6,681,192
Ship Healthcare Holdings, Inc.	50,200	1,817,406
SHO-BOND Holdings Co. Ltd.	693,600	49,422,112
Shoei Co. Ltd. (e)	911,200	35,572,615
SK Kaken Co. Ltd.	44,000	18,659,104
Software Service, Inc.	214,300	16,143,484
Techno Medica Co. Ltd.	283,000	5,201,773
The Monogatari Corp.	170,700	15,249,311
TKC Corp.	466,500	17,777,729
Tocalo Co. Ltd.	1,495,000	12,997,696
Toshiba Plant Systems & Services Corp.	168,800	3,452,744
Tsuruha Holdings, Inc.	29,870	3,113,140
USS Co. Ltd.	3,404,200	61,455,713
Welcia Holdings Co. Ltd.	532,985	27,207,813
Workman Co. Ltd. (c)	349,300	22,103,089
Yamato Kogyo Co. Ltd.	336,500	8,857,225
Yuasa Trading Co. Ltd.	105,500	3,464,151

TOTAL JAPAN		1,072,482,597

Korea (South) - 0.8%
BGF Retail Co. Ltd.	122,508	18,091,672
iMarketKorea, Inc.	108,458	614,057
Leeno Industrial, Inc.	117,183	6,151,851

TOTAL KOREA (SOUTH)		24,857,580

Luxembourg - 0.1%
B&M European Value Retail S.A.	653,731	3,482,776
Mexico - 0.2%
Consorcio ARA S.A.B. de CV	23,015,095	6,106,918
Genomma Lab Internacional SA de CV (a)	1,109,000	712,464

TOTAL MEXICO		6,819,382

Netherlands - 2.6%
Aalberts Industries NV	1,002,500	36,846,379
Arcadis NV	159,318	2,156,396
BinckBank NV	644,130	3,122,576
Intertrust NV (b)	252,360	4,073,157
PostNL NV	1,170,489	3,468,173
RHI Magnesita NV	29,648	1,484,272
Takeaway.com Holding BV (a)(b)	232,278	13,680,663
Van Lanschot NV (Bearer)	227,504	5,578,824
VastNed Retail NV	302,554	11,994,073

TOTAL NETHERLANDS		82,404,513

New Zealand - 0.1%
EBOS Group Ltd.	136,813	1,860,539
Norway - 1.6%
ABG Sundal Collier ASA	4,033,578	2,416,376
Borregaard ASA	290,000	2,614,534
Kongsberg Gruppen ASA	1,498,681	24,640,820
Schibsted ASA (A Shares)	82,366	2,854,055
Skandiabanken ASA (b)	2,035,249	20,280,542

TOTAL NORWAY		52,806,327

Philippines - 0.6%
Jollibee Food Corp.	3,045,490	15,729,836
Pilipinas Shell Petroleum Corp.	3,653,850	3,319,693

TOTAL PHILIPPINES		19,049,529

Singapore - 0.1%
Boustead Singapore Ltd.	5,792,200	3,261,680
Hour Glass Ltd.	1,558,300	714,378

TOTAL SINGAPORE		3,976,058

South Africa - 0.8%
Clicks Group Ltd.	2,079,853	26,504,820
Spain - 1.9%
Baron de Ley SA (a)	9,415	1,146,369
Merlin Properties Socimi SA	1,322,300	16,594,550
Prosegur Cash SA (b)	1,045,499	2,072,323
Prosegur Compania de Seguridad SA (Reg.)	7,487,966	41,625,949

TOTAL SPAIN		61,439,191

Sweden - 4.3%
Addlife AB	677,055	15,537,014
AddTech AB (B Shares)	1,415,310	28,921,280
Fagerhult AB (c)	2,246,805	19,739,937
Granges AB	215,000	2,274,250
Lagercrantz Group AB (B Shares)	2,151,041	21,178,627
Loomis AB (B Shares)	787,100	24,341,127
MIPS AB (a)	250,000	2,491,490
Saab AB (B Shares)	614,000	24,060,408

TOTAL SWEDEN		138,544,133

Switzerland - 1.2%
EDAG Engineering Group AG	175,700	3,486,596
Tecan Group AG	117,663	26,543,249
Vontobel Holdings AG	76,000	4,716,279
VZ Holding AG	12,955	3,672,395

TOTAL SWITZERLAND		38,418,519

Taiwan - 0.4%
Addcn Technology Co. Ltd.	1,655,570	12,887,142
United Kingdom - 16.3%
Alliance Pharma PLC	17,315,666	14,784,767
Ascential PLC	6,605,952	31,815,967
Avon Rubber PLC	681,377	10,451,233
Cineworld Group PLC	4,291,600	16,160,351
Countrywide PLC (a)	11,278,500	1,510,816
Dechra Pharmaceuticals PLC	1,723,263	50,353,145
DP Poland PLC (a)(e)	7,918,000	2,732,613
Elementis PLC	12,096,783	31,697,321
GetBusy PLC (a)(c)	2,405,905	1,230,091
Great Portland Estates PLC	2,725,172	24,303,088
H&T Group PLC	1,264,806	4,445,856
Hill & Smith Holdings PLC	243,120	3,078,038
Hilton Food Group PLC	1,025,238	12,082,434
Howden Joinery Group PLC	1,767,200	10,596,195
Indivior PLC (a)	359,400	865,252
Informa PLC	4,279,938	39,038,321
InterContinental Hotel Group PLC ADR	187,247	10,066,399
ITE Group PLC	18,973,933	13,823,914
LivaNova PLC (a)	35,284	3,951,455
LSL Property Services PLC	887,615	2,836,374
Luxfer Holdings PLC sponsored	185,000	4,269,800
Mears Group PLC	795,738	3,610,749
Mitie Group PLC	1,547,603	2,874,246
Polypipe Group PLC	491,600	2,331,227
Rightmove PLC	3,692,470	21,340,192
Shaftesbury PLC	3,009,755	34,508,208
Sinclair Pharma PLC (a)	3,810,212	1,548,728
Spectris PLC	2,243,861	61,492,131
Spirax-Sarco Engineering PLC	910,628	75,308,520
Topps Tiles PLC	9,714,845	7,810,617
Tullett Prebon PLC	1,396,603	5,176,900
Ultra Electronics Holdings PLC	1,104,827	20,307,290

TOTAL UNITED KINGDOM		526,402,238

United States of America - 2.0%
Autoliv, Inc.	72,700	6,058,818
Martin Marietta Materials, Inc.	58,080	9,947,942
Mohawk Industries, Inc. (a)	32,962	4,111,350
PriceSmart, Inc.	278,426	19,531,584
ResMed, Inc.	125,400	13,282,368
Veoneer, Inc. (a)	296,600	9,959,828

TOTAL UNITED STATES OF AMERICA		62,891,890

TOTAL COMMON STOCKS
(Cost $2,197,829,818)		2,889,903,902

Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.1%
Banco ABC Brasil SA	1,091,894	4,744,304
Germany - 0.9%
Sartorius AG (non-vtg.)	202,455	29,351,764
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $9,603,379)		34,096,068

Money Market Funds - 9.5%
Fidelity Cash Central Fund, 2.23% (f)	286,156,742	286,213,973
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	19,782,941	19,784,920
TOTAL MONEY MARKET FUNDS
(Cost $305,998,893)		305,998,893
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,513,432,090)		3,229,998,863
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(4,496,554)
NET ASSETS - 100%		$3,225,502,309

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,762,417 or 2.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated company

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,323,503
Fidelity Securities Lending Cash Central Fund	763,165
Total	$3,086,668

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Artnature, Inc.	$11,683,496	$--	$2,306,735	$359,150	$(1,566,200)	$652,406	$--
DP Poland PLC	3,859,020	471,160	--	--	--	(1,597,567)	2,732,613
Ituran Location & Control Ltd.	34,047,553	9,149,051	--	806,930	--	(973,582)	42,223,022
Reckon Ltd.	5,651,804	81	--	128,796	--	(2,606,609)	3,045,276
Shoei Co. Ltd.	27,389,174	3,520,101	--	713,885	--	4,663,340	35,572,615
Topps Tiles PLC	9,904,292	33,470	897,034	487,359	(1,522,294)	292,183	--
Total	$92,535,339	$13,173,863	$3,203,769	$2,496,120	$(3,088,494)	$430,171	$83,573,526

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$197,006,470	$197,006,470	$--	$--
Consumer Discretionary	310,377,199	310,377,199	--	--
Consumer Staples	270,606,461	270,606,461	--	--
Energy	71,447,555	71,447,555	--	--
Financials	243,586,760	236,905,568	6,681,192	--
Health Care	398,097,317	398,097,317	--	--
Industrials	705,274,110	705,274,110	--	--
Information Technology	381,540,044	381,540,044	--	--
Materials	216,818,278	216,818,213	--	65
Real Estate	129,245,776	129,245,776	--	--
Money Market Funds	305,998,893	305,998,893	--	--
Total Investments in Securities:	$3,229,998,863	$3,223,317,606	$6,681,192	$65

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$1,132,734,206

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Industrials
Beginning Balance	$45,204,204
Net Realized Gain (Loss) on Investment Securities	(5,131,681)
Net Unrealized Gain (Loss) on Investment Securities	(12,049,961)
Cost of Purchases	11,180,539
Proceeds of Sales	(39,203,101)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$-
Other Investments in Securities
Beginning Balance	$2,086,834
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(2,086,769)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$65
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(2,086,769)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $19,040,369) — See accompanying schedule: Unaffiliated issuers (cost $2,155,798,126)	$2,840,426,444
Fidelity Central Funds (cost $305,998,893)	305,998,893
Other affiliated issuers (cost $51,635,071)	83,573,526
Total Investment in Securities (cost $2,513,432,090)		$3,229,998,863
Cash		31,041
Foreign currency held at value (cost $574,405)		574,405
Receivable for investments sold		7,364,507
Receivable for fund shares sold		9,800,827
Dividends receivable		10,525,946
Distributions receivable from Fidelity Central Funds		567,724
Other receivables		203,767
Total assets		3,259,067,080
Liabilities
Payable for investments purchased	$9,961,702
Payable for fund shares redeemed	3,180,874
Other payables and accrued expenses	638,708
Collateral on securities loaned	19,783,487
Total liabilities		33,564,771
Net Assets		$3,225,502,309
Net Assets consist of:
Paid in capital		$2,250,242,933
Total distributable earnings (loss)		975,259,376
Net Assets		$3,225,502,309
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($3,225,502,309 ÷ 196,286,283 shares)		$16.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends (including $2,496,120 earned from other affiliated issuers)		$78,379,494
Income from Fidelity Central Funds		3,086,668
Income before foreign taxes withheld		81,466,162
Less foreign taxes withheld		(6,988,816)
Total income		74,477,346
Expenses
Custodian fees and expenses	$406,419
Independent trustees' fees and expenses	17,816
Interest	2,458
Commitment fees	9,794
Total expenses before reductions	436,487
Expense reductions	(120,347)
Total expenses after reductions		316,140
Net investment income (loss)		74,161,206
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	261,193,213
Fidelity Central Funds	5,378
Other affiliated issuers	(3,088,494)
Foreign currency transactions	(457,796)
Total net realized gain (loss)		257,652,301
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $505,206)	(436,693,432)
Fidelity Central Funds	(6,339)
Other affiliated issuers	430,171
Assets and liabilities in foreign currencies	(85,973)
Total change in net unrealized appreciation (depreciation)		(436,355,573)
Net gain (loss)		(178,703,272)
Net increase (decrease) in net assets resulting from operations		$(104,542,066)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,161,206	$51,126,067
Net realized gain (loss)	257,652,301	129,673,688
Change in net unrealized appreciation (depreciation)	(436,355,573)	594,814,022
Net increase (decrease) in net assets resulting from operations	(104,542,066)	775,613,777
Distributions to shareholders	(218,105,422)	–
Distributions to shareholders from net investment income	–	(34,157,192)
Distributions to shareholders from net realized gain	–	(85,456,930)
Total distributions	(218,105,422)	(119,614,122)
Share transactions - net increase (decrease)	(24,011,140)	11,810,740
Total increase (decrease) in net assets	(346,658,628)	667,810,395
Net Assets
Beginning of period	3,572,160,937	2,904,350,542
End of period	$3,225,502,309	$3,572,160,937
Other Information
Undistributed net investment income end of period		$47,513,563

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Small Cap Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.17	$15.02	$16.11	$15.21	$15.75
Income from Investment Operations
Net investment income (loss)A	.38	.25	.15	.14	.14
Net realized and unrealized gain (loss)	(.99)	3.47	(.13)	1.10	(.11)
Total from investment operations	(.61)	3.72	.02	1.24	.03
Distributions from net investment income	(.29)	(.15)	(.15)	(.14)	(.13)
Distributions from net realized gain	(.85)	(.42)	(.96)	(.20)	(.44)
Total distributions	(1.13)B	(.57)	(1.11)	(.34)	(.57)
Net asset value, end of period	$16.43	$18.17	$15.02	$16.11	$15.21
Total ReturnC	(3.72)%	25.87%	.02%	8.36%	.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.56%	1.06%	1.10%	1.18%
Expenses net of fee waivers, if any	.01%	.56%	1.06%	1.10%	1.18%
Expenses net of all reductions	.01%	.55%	1.05%	1.10%	1.18%
Net investment income (loss)	2.08%	1.52%	1.01%	.89%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$3,225,502	$3,572,161	$1,303,650	$1,276,570	$1,330,809
Portfolio turnover rateF	14%	21%	21%	16%	18%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.13 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.848 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Value Fund	(8.11)%	0.71%	2.51%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$12,476	Fidelity® Series International Value Fund
$13,374	MSCI EAFE Value Index

Fidelity® Series International Value Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Alexander Zavratsky:  For the fiscal year, the fund returned -8.11%, trailing the -7.46% result of the benchmark MSCI EAFE Value Index. Versus the benchmark, both stock selection and sector positioning detracted from the fund’s relative result, especially stock picks within health care and, to a lesser extent, consumer staples. Regionally, the bulk of the underperformance for the period came from exposure to the U.K., where concerns about the outcome of Britain’s negotiations to exit from the European Union intensified late in the period. Among individual stocks, the largest relative detractor was untimely ownership of Swiss drug manufacturer Novartis. Despite being one of our largest holdings this period, the fund was still underweighted in the firm earlier in the period, and we eventually exited our position entirely when the stock’s valuation no longer looked attractive to us, missing out on the stock’s 10% gain for the full period. Novartis benefited from a new CEO, a promising growth outlook for 2018, and consecutive quarters of solid earnings. Underexposure to index heavyweight Royal Dutch Shell was another notable detractor because shares of the Anglo-Dutch multinational oil and gas giant advanced about 8% on higher crude-oil prices and solid quarterly financial results. Conversely, the fund’s notable overweight in diversified energy firm Equinor (formerly Statoil) was the leading contributor given the stock advanced 34% the past 12 months. An out-of-benchmark stake in exploration & production company ConocoPhillips also contributed, as the stock gained about 39%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	23.5%
United Kingdom	19.4%
France	14.8%
Germany	9.6%
United States of America*	4.8%
Switzerland	4.6%
Spain	3.8%
Sweden	3.2%
Australia	3.0%
Other	13.3%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	3.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	3.2
Sanofi SA (France, Pharmaceuticals)	2.6
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.5
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1
Banco Santander SA (Spain, Banks)	1.9
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	1.9
Bayer AG (Germany, Pharmaceuticals)	1.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.6
AXA SA (France, Insurance)	1.6
22.3

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	35.4
Energy	12.5
Health Care	11.3
Industrials	10.4
Materials	6.6
Communication Services	5.2
Consumer Discretionary	5.1
Information Technology	4.6
Consumer Staples	3.7
Real Estate	1.9

Fidelity® Series International Value Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Australia - 3.0%
Commonwealth Bank of Australia	4,445,867	$217,959,628
Insurance Australia Group Ltd.	18,525,385	89,601,072
Macquarie Group Ltd.	1,383,787	114,847,651

TOTAL AUSTRALIA		422,408,351

Austria - 0.8%
Erste Group Bank AG	2,711,000	110,542,109
Bailiwick of Jersey - 2.1%
Ferguson PLC	790,253	53,363,656
Glencore Xstrata PLC	42,043,200	171,348,773
WPP PLC	6,308,800	71,388,690

TOTAL BAILIWICK OF JERSEY		296,101,119

Belgium - 1.1%
KBC Groep NV	2,357,100	162,588,951
Canada - 0.6%
Nutrien Ltd.	1,500,180	79,416,267
Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	40,749	51,433,816
Finland - 1.8%
Nordea Bank ABP (a)	14,223,833	123,708,481
Sampo Oyj (A Shares)	2,857,113	131,580,193

TOTAL FINLAND		255,288,674

France - 14.8%
Accor SA	1,457,400	66,722,268
Atos Origin SA (b)	935,984	80,337,582
AXA SA	8,838,973	221,210,168
Bouygues SA	2,348,298	85,751,943
Capgemini SA	895,805	109,580,421
Compagnie de St. Gobain	2,017,800	76,013,399
Natixis SA	16,762,700	98,083,082
Sanofi SA	4,078,090	364,420,455
Societe Generale Series A	3,095,700	113,481,401
SR Teleperformance SA	543,100	89,564,706
Total SA (b)	7,693,888	451,442,148
VINCI SA (b)	2,410,937	214,571,875
Vivendi SA	4,449,781	107,321,209

TOTAL FRANCE		2,078,500,657

Germany - 9.0%
Bayer AG	3,045,100	233,414,404
Brenntag AG	1,458,000	76,245,309
Continental AG	286,400	47,344,861
Deutsche Telekom AG	12,592,470	206,537,629
Fresenius SE & Co. KGaA	996,900	63,358,806
Hannover Reuck SE	1,074,800	144,989,031
HeidelbergCement Finance AG	964,800	65,566,843
Linde PLC	893,200	146,542,280
SAP SE	979,311	104,858,250
Vonovia SE	3,683,840	168,652,505

TOTAL GERMANY		1,257,509,918

Ireland - 0.7%
CRH PLC	3,393,970	101,235,955
Italy - 1.2%
Assicurazioni Generali SpA	4,171,200	67,465,998
Intesa Sanpaolo SpA	30,278,200	67,068,476
Mediobanca SpA	4,409,872	38,720,011

TOTAL ITALY		173,254,485

Japan - 23.5%
Honda Motor Co. Ltd.	7,259,000	207,212,008
Hoya Corp.	1,877,900	106,747,468
Idemitsu Kosan Co. Ltd.	1,781,553	81,313,404
INPEX Corp.	4,941,100	56,262,395
Itochu Corp.	9,564,000	177,373,640
Japan Tobacco, Inc.	4,647,900	119,429,313
Kao Corp.	1,385,300	92,153,241
Makita Corp.	2,209,600	76,469,961
Minebea Mitsumi, Inc.	3,279,800	50,174,465
Mitsubishi UFJ Financial Group, Inc.	45,045,500	272,637,566
Mitsui Fudosan Co. Ltd.	4,545,800	102,381,631
Nintendo Co. Ltd.	143,000	44,645,012
Nomura Holdings, Inc.	19,194,300	92,170,243
OBIC Co. Ltd.	1,250,700	113,946,878
Oracle Corp. Japan	941,300	63,901,786
ORIX Corp.	10,232,400	166,950,400
Panasonic Corp.	8,574,909	92,021,258
Recruit Holdings Co. Ltd.	2,860,900	76,785,389
Shin-Etsu Chemical Co. Ltd.	1,220,300	101,968,903
Shinsei Bank Ltd.	5,787,200	88,156,399
SoftBank Corp.	1,282,100	101,463,880
Sony Corp.	1,952,100	105,641,313
Sony Financial Holdings, Inc.	5,789,600	133,562,953
Subaru Corp.	2,561,500	69,095,685
Sumitomo Mitsui Financial Group, Inc.	5,619,700	218,803,573
T&D Holdings, Inc.	6,439,600	102,941,604
Taiheiyo Cement Corp.	1,732,800	50,990,565
Takeda Pharmaceutical Co. Ltd. (b)	3,842,600	159,312,465
Tokio Marine Holdings, Inc.	3,812,500	179,615,032

TOTAL JAPAN		3,304,128,430

Netherlands - 2.4%
ING Groep NV (Certificaten Van Aandelen)	11,132,034	131,703,046
Koninklijke Philips Electronics NV	2,854,332	106,454,760
Wolters Kluwer NV	1,735,561	98,603,684

TOTAL NETHERLANDS		336,761,490

Norway - 1.5%
Equinor ASA	8,164,567	212,400,003
Portugal - 0.7%
Galp Energia SGPS SA Class B	5,412,371	94,376,307
Spain - 3.3%
Banco Santander SA	57,351,948	272,878,089
Banco Santander SA rights (a)	57,351,948	2,228,117
CaixaBank SA (b)	26,069,008	105,493,744
Masmovil Ibercom SA (a)	309,852	40,219,313
Unicaja Banco SA (c)	30,752,247	39,394,463

TOTAL SPAIN		460,213,726

Sweden - 3.2%
Alfa Laval AB	3,636,100	92,857,900
Investor AB (B Shares)	2,486,959	107,809,033
Swedbank AB (A Shares)	6,610,800	148,886,848
Telefonaktiebolaget LM Ericsson (B Shares)	12,067,500	105,068,807

TOTAL SWEDEN		454,622,588

Switzerland - 4.6%
Credit Suisse Group AG	8,517,593	111,356,175
Swiss Life Holding AG	271,770	102,593,411
UBS Group AG(b)	15,434,271	214,536,367
Zurich Insurance Group AG	687,735	213,528,934

TOTAL SWITZERLAND		642,014,887

United Kingdom - 19.4%
AstraZeneca PLC (United Kingdom)	2,935,180	224,510,943
Aviva PLC	26,280,309	143,618,971
BAE Systems PLC	16,646,179	111,617,406
BHP Billiton PLC	17,332,186	345,754,424
BP PLC	61,858,751	446,850,318
British American Tobacco PLC (United Kingdom)	3,859,882	167,326,921
Bunzl PLC	3,053,339	90,193,197
Compass Group PLC	2,442,039	48,069,779
GlaxoSmithKline PLC	6,971,847	135,029,070
HSBC Holdings PLC sponsored ADR (b)	2,561,306	105,244,064
Imperial Tobacco Group PLC	3,940,512	133,625,307
Informa PLC	12,104,246	110,405,675
ITV PLC	21,432,668	40,805,204
Micro Focus International PLC	3,501,805	54,285,739
Royal Dutch Shell PLC Class B sponsored ADR (b)	4,444,800	292,067,808
RSA Insurance Group PLC	8,940,690	64,499,575
Standard Chartered PLC (United Kingdom)	9,954,983	69,920,904
Standard Life PLC	22,030,130	76,169,857
The Weir Group PLC	2,776,538	56,286,678

TOTAL UNITED KINGDOM		2,716,281,840

United States of America - 1.5%
Amgen, Inc.	479,300	92,404,247
ConocoPhillips Co.	1,638,600	114,538,140

TOTAL UNITED STATES OF AMERICA		206,942,387

TOTAL COMMON STOCKS
(Cost $12,951,164,522)		13,416,021,960

Nonconvertible Preferred Stocks - 1.1%
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	1,284,424	81,682,920
Spain - 0.5%
Grifols SA Class B	3,503,738	72,813,122
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $156,569,494)		154,496,042

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.23% (d)	168,332,451	168,366,117
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	514,818,564	514,870,046
TOTAL MONEY MARKET FUNDS
(Cost $683,236,163)		683,236,163
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $13,790,970,179)		14,253,754,165
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(223,077,774)
NET ASSETS - 100%		$14,030,676,391

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,394,463 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,560,536
Fidelity Securities Lending Cash Central Fund	7,302,519
Total	$8,863,055

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$722,786,612	$191,430,192	$531,356,420	$--
Consumer Discretionary	717,790,092	162,136,908	555,653,184	--
Consumer Staples	512,534,782	133,625,307	378,909,475	--
Energy	1,749,250,523	794,695,662	954,554,861	--
Financials	5,013,087,900	2,544,861,526	2,468,226,374	--
Health Care	1,558,465,740	199,151,715	1,359,314,025	--
Industrials	1,477,307,024	719,337,034	757,969,990	--
Information Technology	631,979,463	367,766,667	264,212,796	--
Materials	916,281,730	316,331,883	599,949,847	--
Real Estate	271,034,136	168,652,505	102,381,631	--
Money Market Funds	683,236,163	683,236,163	--	--
Total Investments in Securities:	$14,253,754,165	$6,281,225,562	$7,972,528,603	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,051,927,014
Level 2 to Level 1	$790,679,523

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $492,761,612) — See accompanying schedule: Unaffiliated issuers (cost $13,107,734,016)	$13,570,518,002
Fidelity Central Funds (cost $683,236,163)	683,236,163
Total Investment in Securities (cost $13,790,970,179)		$14,253,754,165
Foreign currency held at value (cost $25,468,971)		25,468,971
Receivable for fund shares sold		295,748,908
Dividends receivable		74,774,590
Distributions receivable from Fidelity Central Funds		372,022
Other receivables		48,464
Total assets		14,650,167,120
Liabilities
Payable for investments purchased	$101,122,740
Payable for fund shares redeemed	3,115,645
Other payables and accrued expenses	386,626
Collateral on securities loaned	514,865,718
Total liabilities		619,490,729
Net Assets		$14,030,676,391
Net Assets consist of:
Paid in capital		$13,533,480,237
Total distributable earnings (loss)		497,196,154
Net Assets		$14,030,676,391
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($14,030,676,391 ÷ 1,449,970,661 shares)		$9.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$570,986,949
Income from Fidelity Central Funds		8,863,055
Income before foreign taxes withheld		579,850,004
Less foreign taxes withheld		(48,081,741)
Total income		531,768,263
Expenses
Custodian fees and expenses	$1,244,816
Independent trustees' fees and expenses	73,487
Interest	7,287
Commitment fees	40,467
Total expenses before reductions	1,366,057
Expense reductions	(1,352,774)
Total expenses after reductions		13,283
Net investment income (loss)		531,754,980
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	413,291,516
Fidelity Central Funds	(25,769)
Foreign currency transactions	(1,583,425)
Total net realized gain (loss)		411,682,322
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,130,203,612)
Fidelity Central Funds	6,189
Assets and liabilities in foreign currencies	(793,006)
Total change in net unrealized appreciation (depreciation)		(2,130,990,429)
Net gain (loss)		(1,719,308,107)
Net increase (decrease) in net assets resulting from operations		$(1,187,553,127)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$531,754,980	$412,099,973
Net realized gain (loss)	411,682,322	50,055,017
Change in net unrealized appreciation (depreciation)	(2,130,990,429)	2,178,152,740
Net increase (decrease) in net assets resulting from operations	(1,187,553,127)	2,640,307,730
Distributions to shareholders	(460,693,678)	–
Distributions to shareholders from net investment income	–	(329,576,938)
Distributions to shareholders from net realized gain	–	(24,285,362)
Total distributions	(460,693,678)	(353,862,300)
Share transactions - net increase (decrease)	885,789,055	(355,425,913)
Total increase (decrease) in net assets	(762,457,750)	1,931,019,517
Net Assets
Beginning of period	14,793,134,141	12,862,114,624
End of period	$14,030,676,391	$14,793,134,141
Other Information
Undistributed net investment income end of period		$383,332,093

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Value Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$9.27	$9.91	$10.73	$11.14
Income from Investment Operations
Net investment income (loss)A	.38	.29	.24	.22	.45B
Net realized and unrealized gain (loss)	(1.23)	1.55	(.68)	(.28)	(.59)
Total from investment operations	(.85)	1.84	(.44)	(.06)	(.14)
Distributions from net investment income	(.31)	(.22)	(.20)	(.44)	(.24)
Distributions from net realized gain	(.03)	(.02)	–	(.32)	(.04)
Total distributions	(.34)	(.24)	(.20)	(.76)	(.27)C
Net asset value, end of period	$9.68	$10.87	$9.27	$9.91	$10.73
Total ReturnD	(8.11)%	20.33%	(4.49)%	(.65)%	(1.25)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.48%	.96%	.89%	.82%
Expenses net of fee waivers, if any	.01%	.47%	.96%	.89%	.82%
Expenses net of all reductions	- %G	.46%	.95%	.88%	.81%
Net investment income (loss)	3.60%	2.86%	2.58%	2.12%	4.05%B
Supplemental Data
Net assets, end of period (000 omitted)	$14,030,676	$14,793,134	$5,774,976	$5,556,957	$5,971,189
Portfolio turnover rateH	43%	51%	45%	44%	70%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.036 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund (formerly Fidelity Series Emerging Markets Fund), Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund and Fidelity Series Emerging Markets Opportunities Fund investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. Effective August 28, 2017, the Funds no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Fidelity Series Emerging Markets Opportunities, Fidelity Series International Growth, Fidelity Series International Small Cap and Fidelity Series International Value, respectively.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on Fidelity Series Emerging Markets and Fidelity Series International Small Cap Statements of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$1,418,314,244	$21,665,797	$(95,997,913)	$(74,332,116)
Fidelity Series Emerging Markets Opportunities Fund	12,756,355,220	2,360,152,297	(1,457,447,894)	902,704,403
Fidelity Series International Growth Fund	11,182,557,535	3,814,022,987	(482,053,471)	3,331,969,516
Fidelity Series International Small Cap Fund	2,557,471,176	880,542,415	(208,014,728)	672,527,687
Fidelity Series International Value Fund	13,883,197,617	1,520,247,355	(1,149,690,807)	370,556,548

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$240,035	$–	$(10,579,168)	$(74,341,627)
Fidelity Series Emerging Markets Opportunities Fund	249,156,895	872,928,807	–	902,156,685
Fidelity Series International Growth Fund	248,971,060	659,044,392	–	3,331,580,082
Fidelity Series International Small Cap Fund	72,270,389	231,049,830	–	672,444,364
Fidelity Series International Value Fund	464,648,422	–	(337,150,639)	369,698,371

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$(10,539,477)	$(39,691)	$(10,579,168)	$(10,579,168)
Fidelity Series International Value Fund	(337,150,639)	–	(337,150,639)	(337,150,639)

The tax character of distributions paid was as follows:

October 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Opportunities Fund	$338,422,741	$103,964,613	$442,387,354
Fidelity Series International Growth Fund	236,238,796	224,426,856	460,665,652
Fidelity Series International Small Cap Fund	105,491,413	112,614,009	218,105,422
Fidelity Series International Value Fund	460,693,677	–	460,693,677

October 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Opportunities Fund	$227,179,652	$–	$227,179,652
Fidelity Series International Growth Fund	170,410,130	166,389,831	336,799,961
Fidelity Series International Small Cap Fund	38,460,779	81,153,343	119,614,122
Fidelity Series International Value Fund	353,862,300	–	353,862,300

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the applicable Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Series Emerging Markets Fund
Equity Risk
Futures Contracts	$(66,151)	$–
Total Equity Risk	(66,151)	–
Fidelity Series Emerging Markets Opportunities Fund
Equity Risk
Futures Contracts	$(31,377,745)	$(5,261,593)
Total Equity Risk	(31,377,745)	(5,261,593)
Totals	$(31,377,745)	$(5,261,593)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	853,795,079	79,771,073
Fidelity Series Emerging Markets Opportunities Fund	9,311,260,742	9,390,293,178
Fidelity Series International Growth Fund	4,743,513,488	4,908,465,203
Fidelity Series International Small Cap Fund	473,522,430	862,854,676
Fidelity Series International Value Fund	6,907,546,539	6,304,399,750

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$870
Fidelity Series Emerging Markets Opportunities Fund	105,267
Fidelity Series International Growth Fund	22,419
Fidelity Series International Small Cap Fund	1,321
Fidelity Series International Value Fund	10,556

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Emerging Markets Opportunities Fund	Borrower	$25,640,250	1.39%	$15,870
Fidelity Series International Small Cap Fund	Borrower	$13,957,000	1.59%	$2,458
Fidelity Series International Value Fund	Borrower	$54,406,667	1.61%	$7,287

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Emerging Markets Opportunities Fund	$38,322
Fidelity Series International Growth Fund	223,849
Fidelity Series International Small Cap Fund	203,770
Fidelity Series International Value Fund	48,225

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fidelity Series Emerging Markets Fund. The affiliated entity delivered investments valued at $548,241,767 in exchange for 58,062,553 shares of the Fidelity Series Emerging Markets Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fidelity Series Emerging Markets Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Opportunities Fund	$41,401
Fidelity Series International Growth Fund	40,476
Fidelity Series International Small Cap Fund	9,794
Fidelity Series International Value Fund	40,467

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Emerging Markets Opportunities Fund	$1,830,805	$8,979	$913,600
Fidelity Series International Growth Fund	$1,585,610	$11,671	$–
Fidelity Series International Small Cap Fund	$763,165	$414	$–
Fidelity Series International Value Fund	$7,302,519	$6,956	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2022 for Fidelity Series Emerging Markets Fund and December 31, 2020 for Fidelity Series Emerging Markets Opportunities Fund, respectively. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.014%	$31,938
Fidelity Series Emerging Markets Opportunities Fund	.014%	$5,609,850

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody reduction
Fidelity Series International Growth Fund	$1,060,761	$3,268
Fidelity Series International Small Cap Fund	120,347	–
Fidelity Series International Value Fund	1,352,774	–

10. Distributions to Shareholders.

Distributions to shareholders of each class for the applicable Funds were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Fidelity Series Emerging Markets Opportunities Fund
Distributions to shareholders
Series Emerging Markets Opportunities	$442,387,354	$–
Total	$442,387,354	$–
From net investment income
Series Emerging Markets Opportunities	$–	$82,269,688
Class F	–	111,268,765
Total	$–	$193,538,453
From net realized gain
Series Emerging Markets Opportunities	$–	$15,266,540
Class F	–	18,374,659
Total	$–	$33,641,199
Fidelity Series International Growth Fund
Distributions to shareholders
Series International Growth	$460,665,652	$–
Total	$460,665,652	$–
From net investment income
Series International Growth	$–	$71,631,335
Class F	–	98,778,795
Total	$–	$170,410,130
From net realized gain
Series International Growth	$–	$74,784,915
Class F	–	91,604,916
Total	$–	$166,389,831
Fidelity Series International Small Cap Fund
Distributions to shareholders
Series International Small Cap	$218,105,422	$–
Total	$218,105,422	$–
From net investment income
Series International Small Cap	$–	$14,167,288
Class F	–	19,989,904
Total	$–	$34,157,192
From net realized gain
Series International Small Cap	$–	$38,362,071
Class F	–	47,094,859
Total	$–	$85,456,930
Fidelity Series International Value Fund
Distributions to shareholders
Series International Value	$460,693,678	$–
Total	$460,693,678	$–
From net investment income
Series International Value	$–	$143,191,242
Class F	–	186,385,696
Total	$–	$329,576,938
From net realized gain
Series International Value	$–	$10,915,924
Class F	–	13,369,438
Total	$–	$24,285,362

11. Share Transactions.

Transactions for each class of shares for the applicable Funds were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018	Year endedOctober 31, 2017	Year ended October 31, 2018	Year endedOctober 31, 2017
Fidelity Series Emerging Markets Opportunities Fund
Series Emerging Markets Opportunities
Shares sold	137,281,893	519,778,624	$2,738,486,790	$10,628,254,799
Reinvestment of distributions	21,392,038	6,260,348	442,387,354	97,536,228
Shares redeemed	(126,152,959)	(205,349,586)	(2,705,305,537)	(4,080,491,417)
Net increase (decrease)	32,520,972	320,689,386	$475,568,607	$6,645,299,610
Class F
Shares sold	–	47,966,801	$–	$834,470,841
Reinvestment of distributions	–	8,299,835	–	129,643,424
Shares redeemed	–	(558,565,734)	–	(11,293,892,850)
Net increase (decrease)	–	(502,299,098)	$–	$(10,329,778,585)
Fidelity Series International Growth Fund
Series International Growth
Shares sold	126,128,565	616,887,379	$2,006,174,828	$9,472,471,861
Reinvestment of distributions	29,082,428	11,528,839	460,665,652	146,416,250
Shares redeemed	(122,800,370)	(137,272,697)	(2,005,553,650)	(2,083,470,910)
Net increase (decrease)	32,410,623	491,143,521	$461,286,830	$7,535,417,201
Class F
Shares sold	–	82,432,313	$–	$1,122,218,322
Reinvestment of distributions	–	14,967,273	–	190,383,711
Shares redeemed	–	(611,580,376)	–	(9,409,531,402)
Net increase (decrease)	–	(514,180,790)	$–	$(8,096,929,369)
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	18,009,759	126,808,547	$326,419,558	$2,182,522,510
Reinvestment of distributions	12,463,167	3,725,486	218,105,422	52,529,358
Shares redeemed	(30,732,361)	(20,793,540)	(568,536,120)	(347,551,675)
Net increase (decrease)	(259,435)	109,740,493	$(24,011,140)	$1,887,500,193
Class F
Shares sold	–	15,972,969	$–	$242,899,916
Reinvestment of distributions	–	4,751,046	–	67,084,763
Shares redeemed	–	(126,992,159)	–	(2,185,674,132)
Net increase (decrease)	–	(106,268,144)	$–	$(1,875,689,453)
Fidelity Series International Value Fund
Series International Value
Shares sold	165,958,158	901,998,924	$1,724,408,564	$9,348,838,001
Reinvestment of distributions	43,750,587	16,805,580	460,693,677	154,107,166
Shares redeemed	(121,273,736)	(180,222,845)	(1,299,313,186)	(1,855,842,145)
Net increase (decrease)	88,435,009	738,581,659	$885,789,055	$7,647,103,022
Class F
Shares sold	–	100,477,660	$–	$970,415,947
Reinvestment of distributions	–	21,759,819	–	199,755,135
Shares redeemed	–	(884,352,197)	–	(9,172,700,017)
Net increase (decrease)	–	(762,114,718)	$–	$(8,002,528,935)

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund (formerly Fidelity Series Emerging Markets Fund), Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund (formerly Fidelity Series Emerging Markets Fund), Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund; the related statements of operations, changes in net assets, and the financial highlights for the period from August 29, 2018 (commencement of operations) to October 31, 2018 for Fidelity Series Emerging Markets Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds as of October 31, 2018, and the results of their operations for the year then ended (or for the period defined above), the changes in their net assets for each of the two years in the period then ended (or for the period defined above), and the financial highlights for each of the five years in the period then ended (or for the period defined above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund, and for the period (August 29, 2018 to October 31, 2018) for Fidelity Series Emerging Markets Fund. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Fidelity Series Emerging Markets Fund	.01%
Actual		$1,000.00	$887.00	$.02-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D
Fidelity Series Emerging Markets Opportunities Fund
Series Emerging Markets Opportunities	.01%
Actual		$1,000.00	$829.50	$.05-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D
Fidelity Series International Growth Fund
Series International Growth	.01%
Actual		$1,000.00	$931.50	$.05-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D
Fidelity Series International Small Cap Fund
Series International Small Cap	.01%
Actual		$1,000.00	$880.50	$.05-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D
Fidelity Series International Value Fund
Series International Value	.01%
Actual		$1,000.00	$902.10	$.05-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund and by 64/365 (to reflect the period August 29, 2018 to October 31, 2018) for Fidelity Series Emerging Markets Fund.

 C 5% return per year before expenses.

 D Hypothetical expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Emerging Markets Fund	12/17/18	12/14/18	$0.038	$0.000
Fidelity Series Emerging Markets Opportunities Fund	12/17/18	12/14/18	$0.406	$1.141
Fidelity Series International Growth Fund	12/17/18	12/14/18	$0.283	$0.718
Fidelity Series International Small Cap Fund	12/17/18	12/14/18	$0.365	$1.184
Fidelity Series International Value Fund	12/17/18	12/14/18	$0.348	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Emerging Markets Opportunities Fund	$873,209,403
Fidelity Series International Growth Fund	$659,135,891
Fidelity Series International Small Cap Fund	$231,049,830

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series Emerging Markets Fund
December, 2017	–%
Fidelity Series Emerging Markets Opportunities Fund
December, 2017	0%
Fidelity Series International Growth Fund
December, 2017	11%
Fidelity Series International Small Cap Fund
December, 2017	1%
Fidelity Series International Value Fund
December, 2017	1%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Fund
December, 2017	–%
Fidelity Series Emerging Markets Opportunities Fund
December, 2017	73%
Fidelity Series International Growth Fund
December, 2017	100%
Fidelity Series International Small Cap Fund
December, 2017	56%
Fidelity Series International Value Fund
December, 2017	76%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Emerging Markets Opportunities Fund (formerly Fidelity Series Emerging Markets Fund)  Fidelity Series International Growth Fund  Fidelity Series International Small Cap Fund  Fidelity Series International Value Fund  At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contracts with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the funds for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the funds, and the Sector Portfolios Board.

The Board considered that the approval of the funds’ Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the funds’ assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for each fund; (iii) the nature, extent or quality of services provided under the funds’ Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board concluded that the funds’ Advisory Contracts are fair and reasonable, and that the funds’ Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the funds’ Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity’s non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the funds’ management fee structures are fair and reasonable, and that the continuation of the funds’ Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund  On July 18, 2018, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program, and whether this structure, provides, appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  The Board considered that the fund will not pay FMR a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets exceed, 0.014% through December 31, 2019.

Based on its review, the Board considered that the fund will not pay a management fee and concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds.

Economies of Scale.  The Board concluded that because the fund will pay no advisory fees and FMR or an affiliate will bear all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, which use the fund to gain exposure to a specific type of investment.

The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds’ equity allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be approved.

GSV-S-ANN-1218
1.907943.108

Fidelity Advisor® Global Commodity Stock Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Global Commodity Stock Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(5.80)%	(2.37)%	2.74%
Class M (incl. 3.50% sales charge)	(3.79)%	(2.18)%	2.71%
Class C (incl. contingent deferred sales charge)	(1.66)%	(1.93)%	2.60%
Class I	0.30%	(0.89)%	3.69%
Class Z	0.38%	(0.87)%	3.70%

 A From March 25, 2009

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$12,964	Fidelity Advisor® Global Commodity Stock Fund - Class A
$29,525	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -0.14% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index). A modestly positive first half of the period gave way to a confluence of negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -4% second-half return. The index lost 7.5% in October alone, its largest monthly drop in more than six years. Among sectors, economically sensitive materials (-8%), financials (-6%) and industrials (-5%) stocks suffered from concerns about slowing growth in some key markets. Rising interest rates in the U.S. exerted pressure on real estate (-4%) and utilities (-2%). Conversely, information technology (+9%) benefited from better-than-expected earnings from some major index constituents. Stable profit growth helped health care (+8%) perform well, while elevated crude-oil prices supported energy (+5%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%). The U.S. (+7%) was the only region with a positive return, helped by steady economic and corporate profit growth.

Comments from Co-Manager S. Joseph Wickwire II, CFA:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) posted returns that were roughly flat, lagging the 1.62% advance of the MSCI All Country World Commodity Producers Sector Capped Index, but about on par with the -0.14% return of the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. The fund's return was largely a function of a favorable market backdrop for commodities during the first half of the period, followed by escalating concerns about trade conflicts, slowing global economic growth and uncertainty regarding the upcoming U.S. mid-term elections. Versus the commodities-focused industry index, the fund's underperformance was largely due to an overweighting in poor-performing gold stocks. Non-index stakes in the lagging diversified chemicals and commodity chemicals industries also held back the fund's relative result. Top individual detractors included non-index stakes in diversified chemicals manufacturer Chemours and gold-producer Premier Gold Mines, both of which declined in value. Conversely, the fund's positioning in the paper & forest products industry was helpful, with notable strength among paper-related stocks. A non-index stake in independent power producers & energy traders also added value. At the stock level, the timing of the fund's position in agricultural products manufacturer Monsanto worked out well, as our shares gained 5% before the company's August merger with Bayer. An out-of-benchmark stake in poly-metallic mining company Arizona Mining also contributed while held in the fund, prior to the company being acquired by South32 in August.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 24, 2018, Jody Simes assumed co-management responsibilities for the fund. On November 1, 2018, Jody assumed lead portfolio management responsibilities. Co-Manager Joe Wickwire plans to retire on March 31, 2019, at which point Jody will become sole portfolio manager.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2018

% of fund's net assets
BHP Billiton PLC	5.7
Nutrien Ltd.	5.4
Royal Dutch Shell PLC Class A (United Kingdom)	4.0
Archer Daniels Midland Co.	3.9
Chevron Corp.	3.9
Rio Tinto PLC	3.7
Exxon Mobil Corp.	3.1
BP PLC	2.7
UPM-Kymmene Corp.	2.7
Vale SA sponsored ADR	2.6
37.7

Top Sectors (% of fund's net assets)

As of October 31, 2018
Metals	32.4%
Energy	31.3%
Agriculture	29.8%
Other	5.5%
Short-Term Investments and Net Other Assets	1.0%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Building Products - 0.3%
Building Products - 0.3%
Compagnie de St. Gobain	41,900	$1,578,433
Chemicals - 17.0%
Commodity Chemicals - 1.5%
LG Chemical Ltd.	10,580	3,217,581
LyondellBasell Industries NV Class A	17,300	1,544,371
Olin Corp.	59,000	1,191,800
Tronox Ltd. Class A	17,665	202,264
Westlake Chemical Corp.	24,100	1,718,330
		7,874,346
Diversified Chemicals - 1.5%
DowDuPont, Inc.	81,358	4,386,823
The Chemours Co. LLC	116,100	3,832,461
		8,219,284
Fertilizers & Agricultural Chemicals - 13.8%
CF Industries Holdings, Inc.	252,360	12,120,851
FMC Corp.	142,000	11,087,360
K&S AG (a)	190,600	3,555,594
Nutrien Ltd.	556,683	29,469,587
The Mosaic Co.	358,661	11,096,971
UPL Ltd. (b)	232,489	2,119,780
Yara International ASA	147,900	6,363,535
		75,813,678
Specialty Chemicals - 0.2%
Platform Specialty Products Corp. (b)	109,600	1,185,872

TOTAL CHEMICALS		93,093,180

Commercial Services & Supplies - 0.1%
Environmental & Facility Services - 0.1%
Clean TeQ Holdings Ltd. (a)(b)	1,129,700	335,999
Construction Materials - 0.4%
Construction Materials - 0.4%
Buzzi Unicem SpA	24,700	474,900
Dalmia Bharat Ltd. (b)	16,000	454,451
Martin Marietta Materials, Inc.	6,500	1,113,320
		2,042,671
Containers & Packaging - 0.3%
Metal & Glass Containers - 0.3%
Crown Holdings, Inc. (b)	36,600	1,547,814
Electric Utilities - 0.3%
Electric Utilities - 0.3%
Vistra Energy Corp. (b)	71,700	1,622,571
Food Products - 8.4%
Agricultural Products - 8.2%
Archer Daniels Midland Co.	452,600	21,385,350
Bunge Ltd.	171,000	10,567,800
Darling International, Inc. (b)	239,500	4,948,070
First Resources Ltd.	1,713,100	1,954,083
Ingredion, Inc.	52,800	5,342,304
Wilmar International Ltd.	264,100	602,502
		44,800,109
Packaged Foods & Meats - 0.2%
Adecoagro SA (b)	149,500	1,196,000

TOTAL FOOD PRODUCTS		45,996,109

Gas Utilities - 0.0%
Gas Utilities - 0.0%
Indraprastha Gas Ltd.	69,000	249,374
Independent Power and Renewable Electricity Producers - 0.3%
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc.	39,800	1,440,362
Machinery - 0.2%
Agricultural & Farm Machinery - 0.2%
Deere & Co.	7,800	1,056,432
Industrial Machinery - 0.0%
The Weir Group PLC	12,300	249,349

TOTAL MACHINERY		1,305,781

Metals & Mining - 32.0%
Aluminum - 0.3%
Hindalco Industries Ltd.	160,000	476,798
Norsk Hydro ASA	221,500	1,149,830
		1,626,628
Copper - 1.7%
Antofagasta PLC	161,200	1,617,048
First Quantum Minerals Ltd.	356,624	3,559,603
Freeport-McMoRan, Inc.	369,300	4,302,345
		9,478,996
Diversified Metals & Mining - 15.5%
Alcoa Corp. (b)	35,700	1,249,143
Anglo American PLC (United Kingdom)	186,151	3,985,941
BHP Billiton PLC	1,550,193	30,924,320
Boliden AB	34,300	783,928
Glencore Xstrata PLC	3,403,273	13,870,178
Grupo Mexico SA de CV Series B	742,620	1,713,492
Ivanhoe Mines Ltd. (b)	767,900	1,446,612
Korea Zinc Co. Ltd.	4,260	1,415,022
MMC Norilsk Nickel PJSC sponsored ADR	55,400	918,532
Rio Tinto PLC	417,487	20,269,317
South32 Ltd.	1,141,097	2,925,206
Sumitomo Metal Mining Co. Ltd.	36,700	1,155,538
Teck Resources Ltd. Class B (sub. vtg.)	220,600	4,559,631
		85,216,860
Gold - 5.5%
Agnico Eagle Mines Ltd. (Canada)	67,700	2,391,318
AngloGold Ashanti Ltd. sponsored ADR	104,200	980,522
B2Gold Corp. (b)	487,268	1,202,948
Barrick Gold Corp.	313,400	3,925,683
Continental Gold, Inc. (b)	499,230	864,632
Endeavour Mining Corp. (b)	14,200	217,781
Franco-Nevada Corp.	54,171	3,383,296
Gold Standard Ventures Corp. (b)	758,844	1,124,043
Goldcorp, Inc.	178,175	1,609,253
Guyana Goldfields, Inc. (b)	57,588	77,429
Kinross Gold Corp. (b)	254,801	661,946
Newcrest Mining Ltd.	55,215	805,861
Newmont Mining Corp.	239,300	7,399,156
Premier Gold Mines Ltd. (b)	997,986	1,303,913
Randgold Resources Ltd. sponsored ADR	32,400	2,544,696
SEMAFO, Inc. (b)	264,951	579,634
Torex Gold Resources, Inc. (b)	102,445	933,051
		30,005,162
Precious Metals & Minerals - 0.6%
Alrosa Co. Ltd.	597,900	906,738
Fresnillo PLC	61,600	668,163
Industrias Penoles SA de CV	59,965	845,162
Osisko Mining, Inc. (b)	390,470	791,944
		3,212,007
Silver - 0.3%
MAG Silver Corp. (b)	48,400	347,802
Wheaton Precious Metals Corp.	82,000	1,347,928
		1,695,730
Steel - 8.1%
ArcelorMittal SA Class A unit (a)	222,402	5,535,586
Fortescue Metals Group Ltd.	195,863	554,802
Hyundai Steel Co.	27,439	1,004,012
JFE Holdings, Inc.	188,000	3,532,816
Nippon Steel & Sumitomo Metal Corp.	141,700	2,613,822
Nucor Corp.	89,092	5,267,119
POSCO	23,004	5,258,762
Steel Dynamics, Inc.	63,200	2,502,720
Tata Steel Ltd.	80,000	599,081
Thyssenkrupp AG	93,500	1,967,144
Vale SA sponsored ADR	956,841	14,448,299
Voestalpine AG	30,700	1,091,504
		44,375,667

TOTAL METALS & MINING		175,611,050

Oil, Gas & Consumable Fuels - 30.3%
Coal & Consumable Fuels - 0.2%
China Shenhua Energy Co. Ltd. (H Shares)	421,000	953,457
Integrated Oil & Gas - 20.8%
BP PLC	2,041,100	14,744,336
Cenovus Energy, Inc. (Canada)	259,100	2,192,544
Chevron Corp.	189,200	21,124,180
China Petroleum & Chemical Corp. (H Shares)	2,169,000	1,766,816
Equinor ASA	74,100	1,927,701
Exxon Mobil Corp.	214,300	17,075,424
Lukoil PJSC sponsored ADR	45,200	3,376,440
Occidental Petroleum Corp.	82,600	5,539,982
Royal Dutch Shell PLC:
Class A (United Kingdom)	689,400	21,962,984
Class B (United Kingdom)	56,830	1,853,393
Suncor Energy, Inc.	279,432	9,373,480
Total SA	219,700	12,890,991
		113,828,271
Oil & Gas Exploration & Production - 8.8%
Anadarko Petroleum Corp.	96,200	5,117,840
Berry Petroleum Corp.	22,800	319,200
Cabot Oil & Gas Corp.	51,900	1,257,537
Canadian Natural Resources Ltd.	134,600	3,693,078
Centennial Resource Development, Inc. Class A (b)	11,300	216,508
Cimarex Energy Co.	8,100	643,707
CNOOC Ltd. sponsored ADR (a)	13,900	2,352,575
Concho Resources, Inc. (b)	14,000	1,947,260
ConocoPhillips Co.	122,000	8,527,800
Devon Energy Corp.	76,000	2,462,400
Diamondback Energy, Inc.	22,800	2,561,808
Encana Corp.	118,200	1,206,736
EOG Resources, Inc.	61,500	6,478,410
EQT Corp.	25,601	869,666
Newfield Exploration Co. (b)	21,300	430,260
Noble Energy, Inc.	92,200	2,291,170
NOVATEK OAO GDR (Reg. S)	6,600	1,118,700
NuVista Energy Ltd. (b)	208,600	839,819
Oasis Petroleum, Inc. (b)	44,800	450,688
PDC Energy, Inc. (b)	18,600	789,570
Pioneer Natural Resources Co.	22,910	3,373,956
PrairieSky Royalty Ltd.	18,098	274,952
Whiting Petroleum Corp. (b)	19,218	716,831
Woodside Petroleum Ltd.	10,000	246,790
		48,187,261
Oil & Gas Refining & Marketing - 0.3%
Delek U.S. Holdings, Inc.	21,800	800,496
Reliance Industries Ltd.	59,241	850,047
		1,650,543
Oil & Gas Storage & Transport - 0.2%
Petronet LNG Ltd.	427,632	1,304,983

TOTAL OIL, GAS & CONSUMABLE FUELS		165,924,515

Paper & Forest Products - 7.8%
Forest Products - 0.3%
Quintis Ltd. (b)(c)	413,280	3
Svenska Cellulosa AB (SCA) (B Shares)	26,200	247,996
West Fraser Timber Co. Ltd.	24,800	1,245,981
		1,493,980
Paper Products - 7.5%
Fibria Celulose SA	130,600	2,521,459
Lee & Man Paper Manufacturing Ltd.	350,000	299,479
Mondi PLC	284,600	6,709,843
Nine Dragons Paper (Holdings) Ltd.	1,625,000	1,549,997
Oji Holdings Corp.	406,000	2,883,057
Sappi Ltd.	100,606	565,617
Stora Enso Oyj (R Shares)	618,100	9,314,710
Suzano Papel e Celulose SA	264,700	2,692,166
UPM-Kymmene Corp.	453,700	14,599,425
		41,135,753

TOTAL PAPER & FOREST PRODUCTS		42,629,733

Trading Companies & Distributors - 0.2%
Trading Companies & Distributors - 0.2%
Brenntag AG	23,300	1,218,461
TOTAL COMMON STOCKS
(Cost $625,634,610)		534,596,053

Nonconvertible Preferred Stocks - 1.4%
Metals & Mining - 0.4%
Steel - 0.4%
Gerdau SA	52,000	227,199
Gerdau SA sponsored ADR (a)	421,300	1,832,655
		2,059,854
Oil, Gas & Consumable Fuels - 1.0%
Integrated Oil & Gas - 1.0%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	381,400	5,652,348
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,829,730)		7,712,202

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 2.23% (d)	1,775,955	1,776,310
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	10,639,731	10,640,795
TOTAL MONEY MARKET FUNDS
(Cost $12,417,381)		12,417,105
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $643,881,721)		554,725,360
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(6,811,684)
NET ASSETS - 100%		$547,913,676

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$79,432
Fidelity Securities Lending Cash Central Fund	261,584
Total	$341,016

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$534,596,053	$413,161,465	$121,434,585	$3
Nonconvertible Preferred Stocks	7,712,202	7,712,202	--	--
Money Market Funds	12,417,105	12,417,105	--	--
Total Investments in Securities:	$554,725,360	$433,290,772	$121,434,585	$3

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	35.4%
United Kingdom	18.7%
Canada	14.2%
Brazil	5.0%
Finland	4.4%
Bailiwick of Jersey	3.0%
France	2.7%
Bermuda	2.2%
Korea (South)	2.1%
Japan	1.8%
Norway	1.8%
Germany	1.2%
Luxembourg	1.2%
Russia	1.2%
India	1.1%
Australia	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $10,326,508) — See accompanying schedule: Unaffiliated issuers (cost $631,464,340)	$542,308,255
Fidelity Central Funds (cost $12,417,381)	12,417,105
Total Investment in Securities (cost $643,881,721)		$554,725,360
Receivable for investments sold		2,923,535
Receivable for fund shares sold		8,000,873
Dividends receivable		570,218
Distributions receivable from Fidelity Central Funds		15,035
Prepaid expenses		1,204
Other receivables		45,372
Total assets		566,281,597
Liabilities
Payable for investments purchased	$6,863,829
Payable for fund shares redeemed	288,591
Accrued management fee	327,732
Distribution and service plan fees payable	28,186
Other affiliated payables	152,168
Other payables and accrued expenses	66,930
Collateral on securities loaned	10,640,485
Total liabilities		18,367,921
Net Assets		$547,913,676
Net Assets consist of:
Paid in capital		$662,078,391
Total distributable earnings (loss)		(114,164,715)
Net Assets		$547,913,676
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($27,258,118 ÷ 2,194,637 shares)		$12.42
Maximum offering price per share (100/94.25 of $12.42)		$13.18
Class M:
Net Asset Value and redemption price per share ($7,200,231 ÷ 581,223 shares)		$12.39
Maximum offering price per share (100/96.50 of $12.39)		$12.84
Class C:
Net Asset Value and offering price per share ($20,793,202 ÷ 1,696,531 shares)(a)		$12.26
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($369,562,952 ÷ 29,713,079 shares)		$12.44
Class I:
Net Asset Value, offering price and redemption price per share ($117,980,993 ÷ 9,476,059 shares)		$12.45
Class Z:
Net Asset Value, offering price and redemption price per share ($5,118,180 ÷ 410,839 shares)		$12.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$17,421,929
Income from Fidelity Central Funds		341,016
Income before foreign taxes withheld		17,762,945
Less foreign taxes withheld		(997,166)
Total income		16,765,779
Expenses
Management fee	$4,109,654
Transfer agent fees	1,570,545
Distribution and service plan fees	340,640
Accounting and security lending fees	301,304
Custodian fees and expenses	70,739
Independent trustees' fees and expenses	2,902
Registration fees	90,758
Audit	58,396
Legal	2,576
Interest	1,921
Miscellaneous	3,275
Total expenses before reductions	6,552,710
Expense reductions	(105,626)
Total expenses after reductions		6,447,084
Net investment income (loss)		10,318,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,086,644
Fidelity Central Funds	1,613
Foreign currency transactions	(2,373)
Total net realized gain (loss)		33,085,884
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(46,899,059)
Fidelity Central Funds	168
Assets and liabilities in foreign currencies	9,238
Total change in net unrealized appreciation (depreciation)		(46,889,653)
Net gain (loss)		(13,803,769)
Net increase (decrease) in net assets resulting from operations		$(3,485,074)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,318,695	$5,241,419
Net realized gain (loss)	33,085,884	30,354,449
Change in net unrealized appreciation (depreciation)	(46,889,653)	31,191,808
Net increase (decrease) in net assets resulting from operations	(3,485,074)	66,787,676
Distributions to shareholders	(7,402,151)	–
Distributions to shareholders from net investment income	–	(3,511,036)
Distributions to shareholders from net realized gain	–	(2,362,260)
Total distributions	(7,402,151)	(5,873,296)
Share transactions - net increase (decrease)	129,504,630	15,840,057
Redemption fees	181	12,604
Total increase (decrease) in net assets	118,617,586	76,767,041
Net Assets
Beginning of period	429,296,090	352,529,049
End of period	$547,913,676	$429,296,090
Other Information
Undistributed net investment income end of period		$4,378,040

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.56	$10.73	$10.05	$13.25	$14.17
Income from Investment Operations
Net investment income (loss)A	.21	.12	.11	.22	.15
Net realized and unrealized gain (loss)	(.22)	1.86	.79	(3.25)	(.91)
Total from investment operations	(.01)	1.98	.90	(3.03)	(.76)
Distributions from net investment income	(.09)	(.08)	(.21)	(.14)	(.15)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.13)B	(.15)	(.22)	(.17)	(.16)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.42	$12.56	$10.73	$10.05	$13.25
Total ReturnD,E	(.05)%	18.53%	9.29%	(23.16)%	(5.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.33%	1.38%	1.34%	1.35%
Expenses net of fee waivers, if any	1.28%	1.33%	1.38%	1.34%	1.35%
Expenses net of all reductions	1.27%	1.32%	1.37%	1.34%	1.35%
Net investment income (loss)	1.55%	1.07%	1.18%	1.85%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$27,258	$29,920	$34,791	$31,391	$51,586
Portfolio turnover rateH	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.086 and distributions from net realized gain of $.047 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.53	$10.72	$10.02	$13.21	$14.13
Income from Investment Operations
Net investment income (loss)A	.16	.09	.09	.19	.11
Net realized and unrealized gain (loss)	(.20)	1.84	.79	(3.25)	(.90)
Total from investment operations	(.04)	1.93	.88	(3.06)	(.79)
Distributions from net investment income	(.06)	(.05)	(.17)	(.10)	(.11)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.10)B	(.12)	(.18)	(.13)	(.13)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.39	$12.53	$10.72	$10.02	$13.21
Total ReturnE,F	(.30)%	18.09%	9.08%	(23.40)%	(5.65)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.59%	1.62%	1.65%	1.63%	1.62%
Expenses net of fee waivers, if any	1.59%	1.62%	1.65%	1.63%	1.62%
Expenses net of all reductions	1.58%	1.61%	1.64%	1.62%	1.62%
Net investment income (loss)	1.24%	.78%	.90%	1.57%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$7,200	$6,876	$6,068	$6,335	$9,867
Portfolio turnover rateI	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.10 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.047 per share.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$10.61	$9.92	$13.06	$13.96
Income from Investment Operations
Net investment income (loss)A	.11	.04	.04	.13	.04
Net realized and unrealized gain (loss)	(.19)	1.82	.78	(3.22)	(.89)
Total from investment operations	(.08)	1.86	.82	(3.09)	(.85)
Distributions from net investment income	–	(.01)	(.12)	(.03)	(.03)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.05)	(.08)	(.13)	(.05)B	(.05)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.26	$12.39	$10.61	$9.92	$13.06
Total ReturnE,F	(.67)%	17.59%	8.46%	(23.74)%	(6.13)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.00%	2.07%	2.13%	2.12%	2.11%
Expenses net of fee waivers, if any	1.99%	2.07%	2.13%	2.12%	2.11%
Expenses net of all reductions	1.98%	2.06%	2.12%	2.11%	2.11%
Net investment income (loss)	.84%	.33%	.43%	1.08%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$20,793	$14,289	$12,620	$11,274	$17,659
Portfolio turnover rateI	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$10.77	$10.09	$13.31	$14.24
Income from Investment Operations
Net investment income (loss)A	.23	.15	.14	.25	.19
Net realized and unrealized gain (loss)	(.20)	1.84	.79	(3.27)	(.92)
Total from investment operations	.03	1.99	.93	(3.02)	(.73)
Distributions from net investment income	(.13)	(.11)	(.24)	(.18)	(.19)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.18)	(.17)B	(.25)	(.20)C	(.20)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.44	$12.59	$10.77	$10.09	$13.31
Total ReturnE	.23%	18.65%	9.62%	(22.97)%	(5.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.10%	1.13%	1.12%	1.11%
Expenses net of fee waivers, if any	1.08%	1.10%	1.13%	1.12%	1.11%
Expenses net of all reductions	1.06%	1.09%	1.12%	1.11%	1.11%
Net investment income (loss)	1.75%	1.30%	1.43%	2.08%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$369,563	$264,557	$228,982	$156,320	$223,084
Portfolio turnover rateH	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.068 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.60	$10.76	$10.09	$13.31	$14.24
Income from Investment Operations
Net investment income (loss)A	.25	.17	.16	.25	.19
Net realized and unrealized gain (loss)	(.21)	1.86	.77	(3.26)	(.92)
Total from investment operations	.04	2.03	.93	(3.01)	(.73)
Distributions from net investment income	(.14)	(.12)	(.25)	(.19)	(.19)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.19)	(.19)	(.26)	(.21)B	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.45	$12.60	$10.76	$10.09	$13.31
Total ReturnD	.30%	18.99%	9.63%	(22.93)%	(5.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.96%	1.01%	1.09%	1.06%
Expenses net of fee waivers, if any	.93%	.95%	1.01%	1.08%	1.06%
Expenses net of all reductions	.91%	.94%	1.00%	1.08%	1.06%
Net investment income (loss)	1.90%	1.45%	1.55%	2.11%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$117,981	$113,655	$70,068	$24,841	$23,840
Portfolio turnover rateG	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.84
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	(1.37)
Total from investment operations	(1.38)
Net asset value, end of period	$12.46
Total ReturnC,D	(9.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%G
Expenses net of fee waivers, if any	.89%G
Expenses net of all reductions	.87%G
Net investment income (loss)	(.70)%G
Supplemental Data
Net assets, end of period (000 omitted)	$5,118
Portfolio turnover rateH	70%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,326,078
Gross unrealized depreciation	(116,185,353)
Net unrealized appreciation (depreciation)	$(95,859,275)
Tax Cost	$650,584,635

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,018,894
Capital loss carryforward	$(27,311,807)
Net unrealized appreciation (depreciation) on securities and other investments	$(95,817,801)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(6,952,413)
No expiration
Long-term	(20,359,394)
Total capital loss carryforward	$(27,311,807)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$7,402,151	$ 5,873,296

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $538,023,671 and $405,858,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$84,499	$4,846
Class M	.25%	.25%	39,524	522
Class C	.75%	.25%	216,617	27,172
			$340,640	$ 32,540

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14,981
Class M	1,529
Class C(a)	1,996
$18,506

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$86,501.26
Class M	24,959.32
Class C	47,275.22
Global Commodity Stock	1,222,487.30
Class I	189,276.15
Class Z	47	.04(a)
	$1,570,545

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,560 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,883,750	1.95%	$1,921

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,568 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $261,584, including $12 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,126 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,500.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$309,556	$–
Class M	55,615	–
Class C	53,428	–
Global Commodity Stock	5,313,895	–
Class I	1,669,657	–
Total	$7,402,151	$–
From net investment income
Class A	$–	$252,767
Class M	–	29,683
Class C	–	14,849
Global Commodity Stock	–	2,329,358
Class I	–	884,379
Total	$–	$3,511,036
From net realized gain
Class A	$–	$220,361
Class M	–	39,578
Class C	–	84,142
Global Commodity Stock	–	1,508,537
Class I	–	509,642
Total	$–	$2,362,260

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	961,117	651,469	$12,976,845	$7,552,817
Reinvestment of distributions	24,771	39,394	306,172	455,002
Shares redeemed	(1,173,857)	(1,549,520)	(15,724,822)	(18,059,878)
Net increase (decrease)	(187,969)	(858,657)	$(2,441,805)	$(10,052,059)
Class M
Shares sold	228,243	139,490	$3,056,866	$1,612,955
Reinvestment of distributions	4,488	5,865	55,468	67,801
Shares redeemed	(200,167)	(162,841)	(2,622,769)	(1,893,807)
Net increase (decrease)	32,564	(17,486)	$489,565	$(213,051)
Class C
Shares sold	880,029	316,655	$11,853,888	$3,641,065
Reinvestment of distributions	4,237	8,150	52,034	93,566
Shares redeemed	(340,536)	(361,056)	(4,503,052)	(4,124,666)
Net increase (decrease)	543,730	(36,251)	$7,402,870	$(390,035)
Global Commodity Stock
Shares sold	17,721,753	7,707,102	$231,763,153	$89,805,053
Reinvestment of distributions	414,534	315,142	5,123,639	3,643,039
Shares redeemed	(9,429,371)	(8,286,656)	(125,657,701)	(96,347,286)
Net increase (decrease)	8,706,916	(264,412)	$111,229,091	$(2,899,194)
Class I
Shares sold	3,453,489	4,738,302	$46,712,238	$54,914,110
Reinvestment of distributions	65,617	58,242	810,368	672,698
Shares redeemed	(3,065,738)	(2,283,691)	(39,890,323)	(26,192,412)
Net increase (decrease)	453,368	2,512,853	$7,632,283	$29,394,396
Class Z
Shares sold	412,977	–	$5,219,125	$–
Shares redeemed	(2,138)	–	(26,499)	–
Net increase (decrease)	410,839	–	$5,192,626	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 11% and 10%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board [Include if document contains trusts for which the individual serves as Advisory Board Member and trusts for which he/she does not serve as Advisory Board Member:of Name(s) of Trust(s)]

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Global Commodity Stock and Class I and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.28%
Actual		$1,000.00	$923.40	$6.21-B
Hypothetical-C		$1,000.00	$1,018.75	$6.51-D
Class M	1.59%
Actual		$1,000.00	$921.90	$7.70-B
Hypothetical-C		$1,000.00	$1,017.19	$8.08-D
Class C	1.99%
Actual		$1,000.00	$920.40	$9.63-B
Hypothetical-C		$1,000.00	$1,015.17	$10.11-D
Global Commodity Stock	1.07%
Actual		$1,000.00	$924.20	$5.19-B
Hypothetical-C		$1,000.00	$1,019.81	$5.45-D
Class I	.92%
Actual		$1,000.00	$925.00	$4.46-B
Hypothetical-C		$1,000.00	$1,020.57	$4.69-D
Class Z	.89%
Actual		$1,000.00	$900.30	$.70-B
Hypothetical-C		$1,000.00	$1,020.72	$4.53-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period) for Class A, Class M, Class C, Global Commodity Stock and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund
Class A	12/10/18	12/07/18	$0.198	$0.018
Class M	12/10/18	12/07/18	$0.158	$0.018
Class C	12/10/18	12/07/18	$0.105	$0.018
Global Commodity Stock	12/10/18	12/07/18	$0.231	$0.018
Class I	12/10/18	12/07/18	$0.252	$0.018
Class Z	12/10/18	12/07/18	$0.271	$0.018

Class A designates 59%, Class M designates 76%, Class C designates 100%, Global Commodity Stock designates 45%, and Class I designates 43% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/11/17	$0.1107	$0.0054
Class M	12/11/17	$0.0859	$0.0054
Class C	12/11/17	$0.0419	$0.0054
Global Commodity Stock	12/11/17	$0.1467	$0.0054
Class I	12/11/17	$0.1531	$0.0054

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Global Commodity Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AGCS-ANN-1218
1.879396.109

Fidelity® Global Commodity Stock Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Commodity Stock Fund	0.23%	(0.97)%	3.62%

 A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,079	Fidelity® Global Commodity Stock Fund
$29,525	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -0.14% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index). A modestly positive first half of the period gave way to a confluence of negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -4% second-half return. The index lost 7.5% in October alone, its largest monthly drop in more than six years. Among sectors, economically sensitive materials (-8%), financials (-6%) and industrials (-5%) stocks suffered from concerns about slowing growth in some key markets. Rising interest rates in the U.S. exerted pressure on real estate (-4%) and utilities (-2%). Conversely, information technology (+9%) benefited from better-than-expected earnings from some major index constituents. Stable profit growth helped health care (+8%) perform well, while elevated crude-oil prices supported energy (+5%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%). The U.S. (+7%) was the only region with a positive return, helped by steady economic and corporate profit growth.

Comments from Co-Manager S. Joseph Wickwire II, CFA:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) posted returns that were roughly flat, lagging the 1.62% advance of the MSCI All Country World Commodity Producers Sector Capped Index, but about on par with the -0.14% return of the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. The fund's return was largely a function of a favorable market backdrop for commodities during the first half of the period, followed by escalating concerns about trade conflicts, slowing global economic growth and uncertainty regarding the upcoming U.S. mid-term elections. Versus the commodities-focused industry index, the fund's underperformance was largely due to an overweighting in poor-performing gold stocks. Non-index stakes in the lagging diversified chemicals and commodity chemicals industries also held back the fund's relative result. Top individual detractors included non-index stakes in diversified chemicals manufacturer Chemours and gold-producer Premier Gold Mines, both of which declined in value. Conversely, the fund's positioning in the paper & forest products industry was helpful, with notable strength among paper-related stocks. A non-index stake in independent power producers & energy traders also added value. At the stock level, the timing of the fund's position in agricultural products manufacturer Monsanto worked out well, as our shares gained 5% before the company's August merger with Bayer. An out-of-benchmark stake in poly-metallic mining company Arizona Mining also contributed while held in the fund, prior to the company being acquired by South32 in August.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 24, 2018, Jody Simes assumed co-management responsibilities for the fund. On November 1, 2018, Jody assumed lead portfolio management responsibilities. Co-Manager Joe Wickwire plans to retire on March 31, 2019, at which point Jody will become sole portfolio manager.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2018

% of fund's net assets
BHP Billiton PLC	5.7
Nutrien Ltd.	5.4
Royal Dutch Shell PLC Class A (United Kingdom)	4.0
Archer Daniels Midland Co.	3.9
Chevron Corp.	3.9
Rio Tinto PLC	3.7
Exxon Mobil Corp.	3.1
BP PLC	2.7
UPM-Kymmene Corp.	2.7
Vale SA sponsored ADR	2.6
37.7

Top Sectors (% of fund's net assets)

As of October 31, 2018
Metals	32.4%
Energy	31.3%
Agriculture	29.8%
Other	5.5%
Short-Term Investments and Net Other Assets	1.0%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Building Products - 0.3%
Building Products - 0.3%
Compagnie de St. Gobain	41,900	$1,578,433
Chemicals - 17.0%
Commodity Chemicals - 1.5%
LG Chemical Ltd.	10,580	3,217,581
LyondellBasell Industries NV Class A	17,300	1,544,371
Olin Corp.	59,000	1,191,800
Tronox Ltd. Class A	17,665	202,264
Westlake Chemical Corp.	24,100	1,718,330
		7,874,346
Diversified Chemicals - 1.5%
DowDuPont, Inc.	81,358	4,386,823
The Chemours Co. LLC	116,100	3,832,461
		8,219,284
Fertilizers & Agricultural Chemicals - 13.8%
CF Industries Holdings, Inc.	252,360	12,120,851
FMC Corp.	142,000	11,087,360
K&S AG (a)	190,600	3,555,594
Nutrien Ltd.	556,683	29,469,587
The Mosaic Co.	358,661	11,096,971
UPL Ltd. (b)	232,489	2,119,780
Yara International ASA	147,900	6,363,535
		75,813,678
Specialty Chemicals - 0.2%
Platform Specialty Products Corp. (b)	109,600	1,185,872

TOTAL CHEMICALS		93,093,180

Commercial Services & Supplies - 0.1%
Environmental & Facility Services - 0.1%
Clean TeQ Holdings Ltd. (a)(b)	1,129,700	335,999
Construction Materials - 0.4%
Construction Materials - 0.4%
Buzzi Unicem SpA	24,700	474,900
Dalmia Bharat Ltd. (b)	16,000	454,451
Martin Marietta Materials, Inc.	6,500	1,113,320
		2,042,671
Containers & Packaging - 0.3%
Metal & Glass Containers - 0.3%
Crown Holdings, Inc. (b)	36,600	1,547,814
Electric Utilities - 0.3%
Electric Utilities - 0.3%
Vistra Energy Corp. (b)	71,700	1,622,571
Food Products - 8.4%
Agricultural Products - 8.2%
Archer Daniels Midland Co.	452,600	21,385,350
Bunge Ltd.	171,000	10,567,800
Darling International, Inc. (b)	239,500	4,948,070
First Resources Ltd.	1,713,100	1,954,083
Ingredion, Inc.	52,800	5,342,304
Wilmar International Ltd.	264,100	602,502
		44,800,109
Packaged Foods & Meats - 0.2%
Adecoagro SA (b)	149,500	1,196,000

TOTAL FOOD PRODUCTS		45,996,109

Gas Utilities - 0.0%
Gas Utilities - 0.0%
Indraprastha Gas Ltd.	69,000	249,374
Independent Power and Renewable Electricity Producers - 0.3%
Independent Power Producers & Energy Traders - 0.3%
NRG Energy, Inc.	39,800	1,440,362
Machinery - 0.2%
Agricultural & Farm Machinery - 0.2%
Deere & Co.	7,800	1,056,432
Industrial Machinery - 0.0%
The Weir Group PLC	12,300	249,349

TOTAL MACHINERY		1,305,781

Metals & Mining - 32.0%
Aluminum - 0.3%
Hindalco Industries Ltd.	160,000	476,798
Norsk Hydro ASA	221,500	1,149,830
		1,626,628
Copper - 1.7%
Antofagasta PLC	161,200	1,617,048
First Quantum Minerals Ltd.	356,624	3,559,603
Freeport-McMoRan, Inc.	369,300	4,302,345
		9,478,996
Diversified Metals & Mining - 15.5%
Alcoa Corp. (b)	35,700	1,249,143
Anglo American PLC (United Kingdom)	186,151	3,985,941
BHP Billiton PLC	1,550,193	30,924,320
Boliden AB	34,300	783,928
Glencore Xstrata PLC	3,403,273	13,870,178
Grupo Mexico SA de CV Series B	742,620	1,713,492
Ivanhoe Mines Ltd. (b)	767,900	1,446,612
Korea Zinc Co. Ltd.	4,260	1,415,022
MMC Norilsk Nickel PJSC sponsored ADR	55,400	918,532
Rio Tinto PLC	417,487	20,269,317
South32 Ltd.	1,141,097	2,925,206
Sumitomo Metal Mining Co. Ltd.	36,700	1,155,538
Teck Resources Ltd. Class B (sub. vtg.)	220,600	4,559,631
		85,216,860
Gold - 5.5%
Agnico Eagle Mines Ltd. (Canada)	67,700	2,391,318
AngloGold Ashanti Ltd. sponsored ADR	104,200	980,522
B2Gold Corp. (b)	487,268	1,202,948
Barrick Gold Corp.	313,400	3,925,683
Continental Gold, Inc. (b)	499,230	864,632
Endeavour Mining Corp. (b)	14,200	217,781
Franco-Nevada Corp.	54,171	3,383,296
Gold Standard Ventures Corp. (b)	758,844	1,124,043
Goldcorp, Inc.	178,175	1,609,253
Guyana Goldfields, Inc. (b)	57,588	77,429
Kinross Gold Corp. (b)	254,801	661,946
Newcrest Mining Ltd.	55,215	805,861
Newmont Mining Corp.	239,300	7,399,156
Premier Gold Mines Ltd. (b)	997,986	1,303,913
Randgold Resources Ltd. sponsored ADR	32,400	2,544,696
SEMAFO, Inc. (b)	264,951	579,634
Torex Gold Resources, Inc. (b)	102,445	933,051
		30,005,162
Precious Metals & Minerals - 0.6%
Alrosa Co. Ltd.	597,900	906,738
Fresnillo PLC	61,600	668,163
Industrias Penoles SA de CV	59,965	845,162
Osisko Mining, Inc. (b)	390,470	791,944
		3,212,007
Silver - 0.3%
MAG Silver Corp. (b)	48,400	347,802
Wheaton Precious Metals Corp.	82,000	1,347,928
		1,695,730
Steel - 8.1%
ArcelorMittal SA Class A unit (a)	222,402	5,535,586
Fortescue Metals Group Ltd.	195,863	554,802
Hyundai Steel Co.	27,439	1,004,012
JFE Holdings, Inc.	188,000	3,532,816
Nippon Steel & Sumitomo Metal Corp.	141,700	2,613,822
Nucor Corp.	89,092	5,267,119
POSCO	23,004	5,258,762
Steel Dynamics, Inc.	63,200	2,502,720
Tata Steel Ltd.	80,000	599,081
Thyssenkrupp AG	93,500	1,967,144
Vale SA sponsored ADR	956,841	14,448,299
Voestalpine AG	30,700	1,091,504
		44,375,667

TOTAL METALS & MINING		175,611,050

Oil, Gas & Consumable Fuels - 30.3%
Coal & Consumable Fuels - 0.2%
China Shenhua Energy Co. Ltd. (H Shares)	421,000	953,457
Integrated Oil & Gas - 20.8%
BP PLC	2,041,100	14,744,336
Cenovus Energy, Inc. (Canada)	259,100	2,192,544
Chevron Corp.	189,200	21,124,180
China Petroleum & Chemical Corp. (H Shares)	2,169,000	1,766,816
Equinor ASA	74,100	1,927,701
Exxon Mobil Corp.	214,300	17,075,424
Lukoil PJSC sponsored ADR	45,200	3,376,440
Occidental Petroleum Corp.	82,600	5,539,982
Royal Dutch Shell PLC:
Class A (United Kingdom)	689,400	21,962,984
Class B (United Kingdom)	56,830	1,853,393
Suncor Energy, Inc.	279,432	9,373,480
Total SA	219,700	12,890,991
		113,828,271
Oil & Gas Exploration & Production - 8.8%
Anadarko Petroleum Corp.	96,200	5,117,840
Berry Petroleum Corp.	22,800	319,200
Cabot Oil & Gas Corp.	51,900	1,257,537
Canadian Natural Resources Ltd.	134,600	3,693,078
Centennial Resource Development, Inc. Class A (b)	11,300	216,508
Cimarex Energy Co.	8,100	643,707
CNOOC Ltd. sponsored ADR (a)	13,900	2,352,575
Concho Resources, Inc. (b)	14,000	1,947,260
ConocoPhillips Co.	122,000	8,527,800
Devon Energy Corp.	76,000	2,462,400
Diamondback Energy, Inc.	22,800	2,561,808
Encana Corp.	118,200	1,206,736
EOG Resources, Inc.	61,500	6,478,410
EQT Corp.	25,601	869,666
Newfield Exploration Co. (b)	21,300	430,260
Noble Energy, Inc.	92,200	2,291,170
NOVATEK OAO GDR (Reg. S)	6,600	1,118,700
NuVista Energy Ltd. (b)	208,600	839,819
Oasis Petroleum, Inc. (b)	44,800	450,688
PDC Energy, Inc. (b)	18,600	789,570
Pioneer Natural Resources Co.	22,910	3,373,956
PrairieSky Royalty Ltd.	18,098	274,952
Whiting Petroleum Corp. (b)	19,218	716,831
Woodside Petroleum Ltd.	10,000	246,790
		48,187,261
Oil & Gas Refining & Marketing - 0.3%
Delek U.S. Holdings, Inc.	21,800	800,496
Reliance Industries Ltd.	59,241	850,047
		1,650,543
Oil & Gas Storage & Transport - 0.2%
Petronet LNG Ltd.	427,632	1,304,983

TOTAL OIL, GAS & CONSUMABLE FUELS		165,924,515

Paper & Forest Products - 7.8%
Forest Products - 0.3%
Quintis Ltd. (b)(c)	413,280	3
Svenska Cellulosa AB (SCA) (B Shares)	26,200	247,996
West Fraser Timber Co. Ltd.	24,800	1,245,981
		1,493,980
Paper Products - 7.5%
Fibria Celulose SA	130,600	2,521,459
Lee & Man Paper Manufacturing Ltd.	350,000	299,479
Mondi PLC	284,600	6,709,843
Nine Dragons Paper (Holdings) Ltd.	1,625,000	1,549,997
Oji Holdings Corp.	406,000	2,883,057
Sappi Ltd.	100,606	565,617
Stora Enso Oyj (R Shares)	618,100	9,314,710
Suzano Papel e Celulose SA	264,700	2,692,166
UPM-Kymmene Corp.	453,700	14,599,425
		41,135,753

TOTAL PAPER & FOREST PRODUCTS		42,629,733

Trading Companies & Distributors - 0.2%
Trading Companies & Distributors - 0.2%
Brenntag AG	23,300	1,218,461
TOTAL COMMON STOCKS
(Cost $625,634,610)		534,596,053

Nonconvertible Preferred Stocks - 1.4%
Metals & Mining - 0.4%
Steel - 0.4%
Gerdau SA	52,000	227,199
Gerdau SA sponsored ADR (a)	421,300	1,832,655
		2,059,854
Oil, Gas & Consumable Fuels - 1.0%
Integrated Oil & Gas - 1.0%
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	381,400	5,652,348
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,829,730)		7,712,202

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 2.23% (d)	1,775,955	1,776,310
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	10,639,731	10,640,795
TOTAL MONEY MARKET FUNDS
(Cost $12,417,381)		12,417,105
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $643,881,721)		554,725,360
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(6,811,684)
NET ASSETS - 100%		$547,913,676

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$79,432
Fidelity Securities Lending Cash Central Fund	261,584
Total	$341,016

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$534,596,053	$413,161,465	$121,434,585	$3
Nonconvertible Preferred Stocks	7,712,202	7,712,202	--	--
Money Market Funds	12,417,105	12,417,105	--	--
Total Investments in Securities:	$554,725,360	$433,290,772	$121,434,585	$3

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	35.4%
United Kingdom	18.7%
Canada	14.2%
Brazil	5.0%
Finland	4.4%
Bailiwick of Jersey	3.0%
France	2.7%
Bermuda	2.2%
Korea (South)	2.1%
Japan	1.8%
Norway	1.8%
Germany	1.2%
Luxembourg	1.2%
Russia	1.2%
India	1.1%
Australia	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $10,326,508) — See accompanying schedule: Unaffiliated issuers (cost $631,464,340)	$542,308,255
Fidelity Central Funds (cost $12,417,381)	12,417,105
Total Investment in Securities (cost $643,881,721)		$554,725,360
Receivable for investments sold		2,923,535
Receivable for fund shares sold		8,000,873
Dividends receivable		570,218
Distributions receivable from Fidelity Central Funds		15,035
Prepaid expenses		1,204
Other receivables		45,372
Total assets		566,281,597
Liabilities
Payable for investments purchased	$6,863,829
Payable for fund shares redeemed	288,591
Accrued management fee	327,732
Distribution and service plan fees payable	28,186
Other affiliated payables	152,168
Other payables and accrued expenses	66,930
Collateral on securities loaned	10,640,485
Total liabilities		18,367,921
Net Assets		$547,913,676
Net Assets consist of:
Paid in capital		$662,078,391
Total distributable earnings (loss)		(114,164,715)
Net Assets		$547,913,676
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($27,258,118 ÷ 2,194,637 shares)		$12.42
Maximum offering price per share (100/94.25 of $12.42)		$13.18
Class M:
Net Asset Value and redemption price per share ($7,200,231 ÷ 581,223 shares)		$12.39
Maximum offering price per share (100/96.50 of $12.39)		$12.84
Class C:
Net Asset Value and offering price per share ($20,793,202 ÷ 1,696,531 shares)(a)		$12.26
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($369,562,952 ÷ 29,713,079 shares)		$12.44
Class I:
Net Asset Value, offering price and redemption price per share ($117,980,993 ÷ 9,476,059 shares)		$12.45
Class Z:
Net Asset Value, offering price and redemption price per share ($5,118,180 ÷ 410,839 shares)		$12.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$17,421,929
Income from Fidelity Central Funds		341,016
Income before foreign taxes withheld		17,762,945
Less foreign taxes withheld		(997,166)
Total income		16,765,779
Expenses
Management fee	$4,109,654
Transfer agent fees	1,570,545
Distribution and service plan fees	340,640
Accounting and security lending fees	301,304
Custodian fees and expenses	70,739
Independent trustees' fees and expenses	2,902
Registration fees	90,758
Audit	58,396
Legal	2,576
Interest	1,921
Miscellaneous	3,275
Total expenses before reductions	6,552,710
Expense reductions	(105,626)
Total expenses after reductions		6,447,084
Net investment income (loss)		10,318,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	33,086,644
Fidelity Central Funds	1,613
Foreign currency transactions	(2,373)
Total net realized gain (loss)		33,085,884
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(46,899,059)
Fidelity Central Funds	168
Assets and liabilities in foreign currencies	9,238
Total change in net unrealized appreciation (depreciation)		(46,889,653)
Net gain (loss)		(13,803,769)
Net increase (decrease) in net assets resulting from operations		$(3,485,074)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,318,695	$5,241,419
Net realized gain (loss)	33,085,884	30,354,449
Change in net unrealized appreciation (depreciation)	(46,889,653)	31,191,808
Net increase (decrease) in net assets resulting from operations	(3,485,074)	66,787,676
Distributions to shareholders	(7,402,151)	–
Distributions to shareholders from net investment income	–	(3,511,036)
Distributions to shareholders from net realized gain	–	(2,362,260)
Total distributions	(7,402,151)	(5,873,296)
Share transactions - net increase (decrease)	129,504,630	15,840,057
Redemption fees	181	12,604
Total increase (decrease) in net assets	118,617,586	76,767,041
Net Assets
Beginning of period	429,296,090	352,529,049
End of period	$547,913,676	$429,296,090
Other Information
Undistributed net investment income end of period		$4,378,040

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.56	$10.73	$10.05	$13.25	$14.17
Income from Investment Operations
Net investment income (loss)A	.21	.12	.11	.22	.15
Net realized and unrealized gain (loss)	(.22)	1.86	.79	(3.25)	(.91)
Total from investment operations	(.01)	1.98	.90	(3.03)	(.76)
Distributions from net investment income	(.09)	(.08)	(.21)	(.14)	(.15)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.13)B	(.15)	(.22)	(.17)	(.16)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.42	$12.56	$10.73	$10.05	$13.25
Total ReturnD,E	(.05)%	18.53%	9.29%	(23.16)%	(5.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.33%	1.38%	1.34%	1.35%
Expenses net of fee waivers, if any	1.28%	1.33%	1.38%	1.34%	1.35%
Expenses net of all reductions	1.27%	1.32%	1.37%	1.34%	1.35%
Net investment income (loss)	1.55%	1.07%	1.18%	1.85%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$27,258	$29,920	$34,791	$31,391	$51,586
Portfolio turnover rateH	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.086 and distributions from net realized gain of $.047 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.53	$10.72	$10.02	$13.21	$14.13
Income from Investment Operations
Net investment income (loss)A	.16	.09	.09	.19	.11
Net realized and unrealized gain (loss)	(.20)	1.84	.79	(3.25)	(.90)
Total from investment operations	(.04)	1.93	.88	(3.06)	(.79)
Distributions from net investment income	(.06)	(.05)	(.17)	(.10)	(.11)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.10)B	(.12)	(.18)	(.13)	(.13)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.39	$12.53	$10.72	$10.02	$13.21
Total ReturnE,F	(.30)%	18.09%	9.08%	(23.40)%	(5.65)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.59%	1.62%	1.65%	1.63%	1.62%
Expenses net of fee waivers, if any	1.59%	1.62%	1.65%	1.63%	1.62%
Expenses net of all reductions	1.58%	1.61%	1.64%	1.62%	1.62%
Net investment income (loss)	1.24%	.78%	.90%	1.57%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$7,200	$6,876	$6,068	$6,335	$9,867
Portfolio turnover rateI	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.10 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.047 per share.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$10.61	$9.92	$13.06	$13.96
Income from Investment Operations
Net investment income (loss)A	.11	.04	.04	.13	.04
Net realized and unrealized gain (loss)	(.19)	1.82	.78	(3.22)	(.89)
Total from investment operations	(.08)	1.86	.82	(3.09)	(.85)
Distributions from net investment income	–	(.01)	(.12)	(.03)	(.03)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.05)	(.08)	(.13)	(.05)B	(.05)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.26	$12.39	$10.61	$9.92	$13.06
Total ReturnE,F	(.67)%	17.59%	8.46%	(23.74)%	(6.13)%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.00%	2.07%	2.13%	2.12%	2.11%
Expenses net of fee waivers, if any	1.99%	2.07%	2.13%	2.12%	2.11%
Expenses net of all reductions	1.98%	2.06%	2.12%	2.11%	2.11%
Net investment income (loss)	.84%	.33%	.43%	1.08%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$20,793	$14,289	$12,620	$11,274	$17,659
Portfolio turnover rateI	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$10.77	$10.09	$13.31	$14.24
Income from Investment Operations
Net investment income (loss)A	.23	.15	.14	.25	.19
Net realized and unrealized gain (loss)	(.20)	1.84	.79	(3.27)	(.92)
Total from investment operations	.03	1.99	.93	(3.02)	(.73)
Distributions from net investment income	(.13)	(.11)	(.24)	(.18)	(.19)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.18)	(.17)B	(.25)	(.20)C	(.20)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$12.44	$12.59	$10.77	$10.09	$13.31
Total ReturnE	.23%	18.65%	9.62%	(22.97)%	(5.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.08%	1.10%	1.13%	1.12%	1.11%
Expenses net of fee waivers, if any	1.08%	1.10%	1.13%	1.12%	1.11%
Expenses net of all reductions	1.06%	1.09%	1.12%	1.11%	1.11%
Net investment income (loss)	1.75%	1.30%	1.43%	2.08%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$369,563	$264,557	$228,982	$156,320	$223,084
Portfolio turnover rateH	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.068 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.60	$10.76	$10.09	$13.31	$14.24
Income from Investment Operations
Net investment income (loss)A	.25	.17	.16	.25	.19
Net realized and unrealized gain (loss)	(.21)	1.86	.77	(3.26)	(.92)
Total from investment operations	.04	2.03	.93	(3.01)	(.73)
Distributions from net investment income	(.14)	(.12)	(.25)	(.19)	(.19)
Distributions from net realized gain	(.05)	(.07)	(.01)	(.03)	(.01)
Total distributions	(.19)	(.19)	(.26)	(.21)B	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$12.45	$12.60	$10.76	$10.09	$13.31
Total ReturnD	.30%	18.99%	9.63%	(22.93)%	(5.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.96%	1.01%	1.09%	1.06%
Expenses net of fee waivers, if any	.93%	.95%	1.01%	1.08%	1.06%
Expenses net of all reductions	.91%	.94%	1.00%	1.08%	1.06%
Net investment income (loss)	1.90%	1.45%	1.55%	2.11%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$117,981	$113,655	$70,068	$24,841	$23,840
Portfolio turnover rateG	70%	81%	85%	77%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.84
Income from Investment Operations
Net investment income (loss)B	(.01)
Net realized and unrealized gain (loss)	(1.37)
Total from investment operations	(1.38)
Net asset value, end of period	$12.46
Total ReturnC,D	(9.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%G
Expenses net of fee waivers, if any	.89%G
Expenses net of all reductions	.87%G
Net investment income (loss)	(.70)%G
Supplemental Data
Net assets, end of period (000 omitted)	$5,118
Portfolio turnover rateH	70%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,326,078
Gross unrealized depreciation	(116,185,353)
Net unrealized appreciation (depreciation)	$(95,859,275)
Tax Cost	$650,584,635

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,018,894
Capital loss carryforward	$(27,311,807)
Net unrealized appreciation (depreciation) on securities and other investments	$(95,817,801)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(6,952,413)
No expiration
Long-term	(20,359,394)
Total capital loss carryforward	$(27,311,807)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$7,402,151	$ 5,873,296

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $538,023,671 and $405,858,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$84,499	$4,846
Class M	.25%	.25%	39,524	522
Class C	.75%	.25%	216,617	27,172
			$340,640	$ 32,540

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14,981
Class M	1,529
Class C(a)	1,996
$18,506

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$86,501.26
Class M	24,959.32
Class C	47,275.22
Global Commodity Stock	1,222,487.30
Class I	189,276.15
Class Z	47	.04(a)
	$1,570,545

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,560 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,883,750	1.95%	$1,921

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,568 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $261,584, including $12 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,126 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,500.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$309,556	$–
Class M	55,615	–
Class C	53,428	–
Global Commodity Stock	5,313,895	–
Class I	1,669,657	–
Total	$7,402,151	$–
From net investment income
Class A	$–	$252,767
Class M	–	29,683
Class C	–	14,849
Global Commodity Stock	–	2,329,358
Class I	–	884,379
Total	$–	$3,511,036
From net realized gain
Class A	$–	$220,361
Class M	–	39,578
Class C	–	84,142
Global Commodity Stock	–	1,508,537
Class I	–	509,642
Total	$–	$2,362,260

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	961,117	651,469	$12,976,845	$7,552,817
Reinvestment of distributions	24,771	39,394	306,172	455,002
Shares redeemed	(1,173,857)	(1,549,520)	(15,724,822)	(18,059,878)
Net increase (decrease)	(187,969)	(858,657)	$(2,441,805)	$(10,052,059)
Class M
Shares sold	228,243	139,490	$3,056,866	$1,612,955
Reinvestment of distributions	4,488	5,865	55,468	67,801
Shares redeemed	(200,167)	(162,841)	(2,622,769)	(1,893,807)
Net increase (decrease)	32,564	(17,486)	$489,565	$(213,051)
Class C
Shares sold	880,029	316,655	$11,853,888	$3,641,065
Reinvestment of distributions	4,237	8,150	52,034	93,566
Shares redeemed	(340,536)	(361,056)	(4,503,052)	(4,124,666)
Net increase (decrease)	543,730	(36,251)	$7,402,870	$(390,035)
Global Commodity Stock
Shares sold	17,721,753	7,707,102	$231,763,153	$89,805,053
Reinvestment of distributions	414,534	315,142	5,123,639	3,643,039
Shares redeemed	(9,429,371)	(8,286,656)	(125,657,701)	(96,347,286)
Net increase (decrease)	8,706,916	(264,412)	$111,229,091	$(2,899,194)
Class I
Shares sold	3,453,489	4,738,302	$46,712,238	$54,914,110
Reinvestment of distributions	65,617	58,242	810,368	672,698
Shares redeemed	(3,065,738)	(2,283,691)	(39,890,323)	(26,192,412)
Net increase (decrease)	453,368	2,512,853	$7,632,283	$29,394,396
Class Z
Shares sold	412,977	–	$5,219,125	$–
Shares redeemed	(2,138)	–	(26,499)	–
Net increase (decrease)	410,839	–	$5,192,626	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 11% and 10%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board [Include if document contains trusts for which the individual serves as Advisory Board Member and trusts for which he/she does not serve as Advisory Board Member:of Name(s) of Trust(s)]

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Global Commodity Stock and Class I and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.28%
Actual		$1,000.00	$923.40	$6.21-B
Hypothetical-C		$1,000.00	$1,018.75	$6.51-D
Class M	1.59%
Actual		$1,000.00	$921.90	$7.70-B
Hypothetical-C		$1,000.00	$1,017.19	$8.08-D
Class C	1.99%
Actual		$1,000.00	$920.40	$9.63-B
Hypothetical-C		$1,000.00	$1,015.17	$10.11-D
Global Commodity Stock	1.07%
Actual		$1,000.00	$924.20	$5.19-B
Hypothetical-C		$1,000.00	$1,019.81	$5.45-D
Class I	.92%
Actual		$1,000.00	$925.00	$4.46-B
Hypothetical-C		$1,000.00	$1,020.57	$4.69-D
Class Z	.89%
Actual		$1,000.00	$900.30	$.70-B
Hypothetical-C		$1,000.00	$1,020.72	$4.53-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period) for Class A, Class M, Class C, Global Commodity Stock and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund
Class A	12/10/18	12/07/18	$0.198	$0.018
Class M	12/10/18	12/07/18	$0.158	$0.018
Class C	12/10/18	12/07/18	$0.105	$0.018
Global Commodity Stock	12/10/18	12/07/18	$0.231	$0.018
Class I	12/10/18	12/07/18	$0.252	$0.018
Class Z	12/10/18	12/07/18	$0.271	$0.018

Class A designates 59%, Class M designates 76%, Class C designates 100%, Global Commodity Stock designates 45%, and Class I designates 43% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/11/17	$0.1107	$0.0054
Class M	12/11/17	$0.0859	$0.0054
Class C	12/11/17	$0.0419	$0.0054
Global Commodity Stock	12/11/17	$0.1467	$0.0054
Class I	12/11/17	$0.1531	$0.0054

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Global Commodity Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GCS-ANN-1218
1.879380.109

Fidelity Advisor® Total Emerging Markets Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Total Emerging Markets Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(17.78)%	0.99%	2.81%
Class M (incl. 3.50% sales charge)	(16.07)%	1.18%	2.88%
Class C (incl. contingent deferred sales charge)	(14.30)%	1.44%	2.91%
Class I	(12.56)%	2.45%	3.95%
Class Z	(12.56)%	2.45%	3.95%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$12,143	Fidelity Advisor® Total Emerging Markets Fund - Class A
$11,958	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2018, the Fidelity Total Emerging Markets Composite IndexSM – consisting of 60% equities and 40% debt – returned -9.50%. Separately, emerging-markets (EM) equities returned -12.19%, as measured by the MSCI Emerging Markets Index, while EM debt returned -5.27%, according to the J.P. Morgan Emerging Markets Bond Index Global. Early in the period, both asset classes generally benefited from synchronous expansion in global economic activity, which sustained investors' appetite for risk assets. The U.S. Federal Reserve continued its methodical pace, while central banks in Europe and Japan remained accommodative. However, sentiment shifted sharply in February, amid fear that interest rates could rise faster than expected, as well as heightened uncertainty related to the path of the Fed, increased tension about global trade – especially between the U.S. and China – and an economic slowdown in China. This downtrend continued through September and worsened considerably in October, especially for equities. Among individual countries in the EM equities index, Turkey (-43%) declined most, followed by South Korea (-20%) and China (-17%). Russia was a notable standout (+12%). Looking at debt, Venezuela (-38%) continued to grapple with a deep economic crisis, whereas Thailand gained about 5% and Russia rose 4%.

Comments from Lead Portfolio Manager John Carlson:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about -13%, lagging the -9.50% result of the Fidelity Total Emerging Markets Composite Index℠. Versus the Composite index, our decision to overweight EM equities and underweight EM debt hurt, as stocks underperformed debt the past 12 months. Security selection within the EM equities subportfolio was the primary relative detractor, as our investments trailed the EM equities index. Here, a sizable position in online publishing and e-book company China Literature, which we established this period, was by far the fund’s biggest individual detractor. The stock fell amid fresh U.S. tariffs and the corresponding depreciation of the Chinese yuan versus the dollar. In August, China Literature reported a decline in user numbers. It also hurt to overweight Chinese software firm Kingsoft. Conversely, the biggest contributor versus the Composite index was security selection within the EM debt subportfolio, led by our choices in Lebanon and Ukraine, with an overweighting in the latter market also helping.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:   On June 30, 2018, Jane Wu assumed portfolio management responsibilities for the fund's health care sleeve, replacing Tim Gannon. On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunication services subportfolio, succeeding James Hayes.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.7
Sberbank of Russia (Russia, Banks)	1.4
10.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	17.1
Consumer Discretionary	9.2
Energy	8.9
Communication Services	8.7
Information Technology	5.4

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	10.8
Korea (South)	7.8
India	5.9
Brazil	5.9
China	5.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	59.4%
Bonds	38.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 55.0%
		Shares	Value
Argentina - 0.2%
Central Puerto SA sponsored ADR		32,760	$313,841
Grupo Financiero Galicia SA sponsored ADR		11,100	255,966
Inversiones y Representaciones SA ADR		6,200	82,894
Telecom Argentina SA Class B sponsored ADR		17,830	322,901

TOTAL ARGENTINA			975,602

Australia - 0.0%
Frontier Digital Ventures Ltd. (a)		458,043	176,778
Bermuda - 0.6%
AGTech Holdings Ltd. (a)		1,692,000	87,384
Credicorp Ltd. (United States)		8,300	1,873,393
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	31,043
Pacific Basin Shipping Ltd.		2,479,000	540,566
Shangri-La Asia Ltd.		814,000	1,110,668

TOTAL BERMUDA			3,643,054

Brazil - 2.6%
Azul SA sponsored ADR (a)		50,100	1,221,438
B2W Companhia Global do Varejo (a)		201,017	1,863,519
Banco do Brasil SA		206,100	2,367,533
BR Malls Participacoes SA		214,100	730,638
BTG Pactual Participations Ltd. unit		147,300	782,513
Companhia de Saneamento de Minas Gerais		79,736	1,099,142
Direcional Engenharia SA		340,300	652,893
Equatorial Energia SA		9,040	165,156
Localiza Rent A Car SA		190,385	1,470,796
Natura Cosmeticos SA		132,300	1,158,580
Petrobras Distribuidora SA		193,300	1,245,555
Vale SA sponsored ADR		200,068	3,021,027

TOTAL BRAZIL			15,778,790

British Virgin Islands - 0.2%
Despegar.com Corp. (a)		4,800	77,136
Mail.Ru Group Ltd. GDR (Reg. S) (a)		41,800	1,113,552

TOTAL BRITISH VIRGIN ISLANDS			1,190,688

Canada - 0.2%
Pan American Silver Corp.		98,700	1,448,916
Cayman Islands - 10.8%
Airtac International Group		97,000	834,951
Alibaba Group Holding Ltd. sponsored ADR (a)		108,600	15,451,608
Ant International Co. Ltd. Class C (b)(c)		288,435	1,618,120
BeiGene Ltd. ADR (a)		2,930	369,004
BizLink Holding, Inc.		32,587	173,668
Chailease Holding Co. Ltd.		311,268	886,738
China Biologic Products Holdings, Inc. (a)		11,191	743,530
China Literature Ltd. (a)(d)		675,639	3,648,750
China Resources Land Ltd.		218,920	742,580
E-House China Enterprise Holdings Ltd. (a)		47,100	82,645
ENN Energy Holdings Ltd.		81,494	692,631
Haitian International Holdings Ltd.		423,000	825,292
JD.com, Inc. sponsored ADR (a)		228,400	5,371,968
Kingsoft Corp. Ltd.		2,571,000	3,639,159
LexinFintech Holdings Ltd. ADR		24,300	237,654
Meituan Dianping Class B		232,600	1,503,812
Momo, Inc. ADR (a)		48,900	1,641,573
NetEase, Inc. ADR		17,700	3,678,945
PPDAI Group, Inc. ADR (a)		42,200	240,962
Shenzhou International Group Holdings Ltd.		222,000	2,451,584
Shimao Property Holdings Ltd.		176,200	344,673
TAL Education Group ADR (a)		12,300	356,454
Tencent Holdings Ltd.		521,750	17,874,771
Uni-President China Holdings Ltd.		1,954,600	1,896,787
Wise Talent Information Technology Co. Ltd. (a)		163,868	535,991
Zai Lab Ltd. ADR (a)		22,400	366,464

TOTAL CAYMAN ISLANDS			66,210,314

Chile - 0.3%
Compania Cervecerias Unidas SA sponsored ADR		22,000	551,540
Vina Concha y Toro SA		567,835	1,068,762

TOTAL CHILE			1,620,302

China - 5.7%
BBMG Corp. (H Shares)		2,506,000	690,257
China International Travel Service Corp. Ltd. (A Shares)		230,500	1,773,776
China Life Insurance Co. Ltd. (H Shares)		1,132,834	2,269,971
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,283,060	1,735,160
China Oilfield Services Ltd. (H Shares)		1,492,000	1,398,402
China Pacific Insurance (Group) Co. Ltd. (H Shares)		385,106	1,433,967
China Petroleum & Chemical Corp. (H Shares)		3,478,000	2,833,096
China Telecom Corp. Ltd. (H Shares)		2,028,549	957,113
China Tower Corp. Ltd. Class H		2,098,000	318,367
Hangzhou Tigermed Consulting Co. Ltd. Class A		128,000	781,874
Industrial & Commercial Bank of China Ltd. (H Shares)		15,483,160	10,504,907
PICC Property & Casualty Co. Ltd. (H Shares)		1,097,870	1,063,997
Ping An Insurance (Group) Co. of China Ltd. (H Shares)		426,300	4,014,595
Qingdao Haier Co. Ltd.		495,251	898,823
Shanghai International Airport Co. Ltd. (A Shares)		169,982	1,207,430
Sinopec Engineering Group Co. Ltd. (H Shares)		710,500	660,492
Sinopharm Group Co. Ltd. (H Shares)		197,607	952,511
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A		175,372	336,381
Tsingtao Brewery Co. Ltd. (H Shares)		266,000	1,049,828
Zhengzhou Yutong Bus Co. Ltd.		211,690	323,499

TOTAL CHINA			35,204,446

Egypt - 0.0%
Six of October Development & Investment Co. (a)		87,200	72,504
Greece - 0.3%
Titan Cement Co. SA (Reg.)		90,100	1,983,886
Hong Kong - 2.0%
AIA Group Ltd.		64,000	484,369
China Everbright International Ltd.		644,000	513,265
China Overseas Land and Investment Ltd.		760,460	2,380,695
China Resources Beer Holdings Co. Ltd.		542,666	1,885,711
China Resources Power Holdings Co. Ltd.		333,829	586,610
China Unicom Ltd.		612,300	640,435
China Unicom Ltd. sponsored ADR		116,520	1,215,304
CNOOC Ltd.		1,941,000	3,305,484
Far East Horizon Ltd.		1,297,780	1,257,739

TOTAL HONG KONG			12,269,612

India - 5.9%
Adani Ports & Special Economic Zone Ltd.		308,703	1,330,854
Axis Bank Ltd. (a)		292,279	2,301,559
Bharti Airtel Ltd.		91,812	362,916
Bharti Infratel Ltd.		70,090	255,161
Federal Bank Ltd.		913,406	1,021,963
Future Retail Ltd.		43,774	289,509
GAIL India Ltd.		32,340	163,646
ICICI Bank Ltd.		277,392	1,330,192
ICICI Bank Ltd. sponsored ADR		519,740	4,932,333
IndoStar Capital Finance Ltd.		71,213	290,446
Indraprastha Gas Ltd.		283,793	1,025,661
ITC Ltd.		609,513	2,308,337
JK Cement Ltd. (a)		71,774	652,769
Larsen & Toubro Ltd.		101,269	1,776,589
LIC Housing Finance Ltd.		434,590	2,415,629
Lupin Ltd. (a)		108,444	1,298,293
Manappuram General Finance & Leasing Ltd.		757,540	818,381
NTPC Ltd.		135,420	292,318
Oberoi Realty Ltd.		130,303	745,860
Petronet LNG Ltd.		247,706	755,912
Phoenix Mills Ltd.		106,792	799,063
Power Grid Corp. of India Ltd.		410,102	1,031,077
Reliance Industries Ltd.		393,278	5,643,135
SREI Infrastructure Finance Ltd.		116,223	51,936
State Bank of India (a)		408,575	1,554,530
Sun Pharmaceutical Industries Ltd.		208,335	1,634,483
Tejas Networks Ltd. (a)(d)		27,156	93,115
Torrent Pharmaceuticals Ltd.		52,269	1,178,526

TOTAL INDIA			36,354,193

Indonesia - 1.4%
PT Astra International Tbk		3,753,800	1,950,667
PT Bank Mandiri (Persero) Tbk		3,631,400	1,631,667
PT Bank Rakyat Indonesia Tbk		14,397,800	2,983,264
PT Media Nusantara Citra Tbk		14,502,700	744,095
PT Semen Gresik (Persero) Tbk		448,800	265,693
PT Telekomunikasi Indonesia Tbk:
Series B		3,830,400	970,333
sponsored ADR		11,160	281,232

TOTAL INDONESIA			8,826,951

Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.		858,017	986,759
Italy - 0.3%
Prada SpA		451,200	1,593,767
Japan - 0.3%
GMO Internet, Inc.		5,662	80,889
LINE Corp. (a)		14,800	471,852
Panasonic Corp.		45,300	486,135
SoftBank Corp.		4,882	386,356
Yume No Machi Souzou Iinkai Co. Ltd.		6,400	133,292

TOTAL JAPAN			1,558,524

Korea (South) - 6.7%
AMOREPACIFIC Group, Inc.		24,949	1,357,873
BS Financial Group, Inc.		412,942	2,746,915
Cafe24 Corp. (a)		1,900	184,005
Daou Technology, Inc.		59,822	1,048,589
Hanon Systems		94,781	909,599
Hyundai Fire & Marine Insurance Co. Ltd.		26,335	964,770
Hyundai Mobis		26,944	4,486,731
Iljin Materials Co. Ltd.		13,081	521,062
KB Financial Group, Inc.		96,868	4,028,866
KEPCO Plant Service & Engineering Co. Ltd.		6,624	159,649
Korea Electric Power Corp.		13,402	319,720
LG Chemical Ltd.		8,180	2,487,695
LG Corp.		24,712	1,435,938
NAVER Corp.		6,991	701,551
NCSOFT Corp.		3,450	1,298,663
POSCO		9,002	2,057,876
S-Oil Corp.		11,580	1,258,475
Samsung Biologics Co. Ltd. (a)(d)		3,319	1,127,180
Samsung Electronics Co. Ltd.		121,238	4,505,251
Samsung Life Insurance Co. Ltd.		12,955	1,044,575
Samsung SDI Co. Ltd.		13,347	2,754,793
Shinhan Financial Group Co. Ltd.		93,663	3,484,123
SK Hynix, Inc.		28,802	1,721,557
SK Telecom Co. Ltd.		1,840	431,778
SK Telecom Co. Ltd. sponsored ADR		15,560	403,160

TOTAL KOREA (SOUTH)			41,440,394

Luxembourg - 0.4%
Samsonite International SA		931,500	2,672,645
Malaysia - 0.0%
British American Tobacco (Malaysia) Bhd		30,200	224,452
Mauritius - 0.0%
MakeMyTrip Ltd. (a)		12,600	312,354
Mexico - 1.7%
America Movil S.A.B. de CV Series L sponsored ADR		111,900	1,610,241
Fibra Uno Administracion SA de CV		788,400	847,268
Gruma S.A.B. de CV Series B		161,800	1,688,632
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		103,800	858,730
Grupo Financiero Banorte S.A.B. de CV Series O		366,929	2,018,780
Macquarie Mexican (REIT) (d)		1,029,848	1,002,813
Wal-Mart de Mexico SA de CV Series V		908,300	2,319,796

TOTAL MEXICO			10,346,260

Netherlands - 0.4%
VEON Ltd. sponsored ADR		234,960	660,238
Yandex NV Series A (a)		56,739	1,709,546

TOTAL NETHERLANDS			2,369,784

Nigeria - 0.4%
Guaranty Trust Bank PLC		3,055,783	315,680
Guaranty Trust Bank PLC GDR (Reg. S)		124,480	634,848
Transnational Corp. of Nigeria PLC		41,804,033	152,015
Zenith Bank PLC		16,686,236	1,080,238

TOTAL NIGERIA			2,182,781

Pakistan - 0.1%
Habib Bank Ltd.		440,000	484,125
Panama - 0.2%
Copa Holdings SA Class A		14,549	1,053,784
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR		196,200	2,715,408
Philippines - 0.5%
Metro Pacific Investments Corp.		7,261,700	652,285
Metropolitan Bank & Trust Co.		1,282,492	1,573,205
Robinsons Land Corp.		1,860,460	729,394

TOTAL PHILIPPINES			2,954,884

Russia - 3.3%
Lukoil PJSC sponsored ADR		56,600	4,228,020
MMC Norilsk Nickel PJSC sponsored ADR		116,100	1,924,938
Mobile TeleSystems OJSC		120,712	473,449
Mobile TeleSystems OJSC sponsored ADR		59,440	476,114
NOVATEK OAO GDR (Reg. S)		15,000	2,542,500
RusHydro PJSC		20	0
Sberbank of Russia		1,264,400	3,634,247
Sberbank of Russia sponsored ADR		394,584	4,656,091
Tatneft PAO		114,500	1,363,423
Unipro PJSC		20,732,700	852,299

TOTAL RUSSIA			20,151,081

Singapore - 0.2%
Ascendas Real Estate Investment Trust		179,000	325,654
First Resources Ltd.		768,900	877,062

TOTAL SINGAPORE			1,202,716

South Africa - 3.2%
Barclays Africa Group Ltd.		308,050	3,113,597
Bidvest Group Ltd.		101,156	1,260,087
FirstRand Ltd.		422,800	1,843,096
Impala Platinum Holdings Ltd. (a)		13,200	24,338
Imperial Holdings Ltd.		159,964	1,766,462
Mondi Ltd.		7,000	167,440
Mr Price Group Ltd.		61,800	967,561
MTN Group Ltd.		88,800	514,652
Naspers Ltd. Class N		46,000	8,084,276
Sasol Ltd.		55,300	1,807,202

TOTAL SOUTH AFRICA			19,548,711

Taiwan - 3.5%
Chroma ATE, Inc.		97,000	339,933
King's Town Bank		962,600	918,746
LandMark Optoelectronics Corp.		61,000	404,887
Largan Precision Co. Ltd.		10,403	1,125,629
Nanya Technology Corp.		222,000	368,560
PChome Online, Inc. (a)		41,032	186,868
Taiwan Semiconductor Manufacturing Co. Ltd.		1,587,000	11,907,481
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		52,342	1,994,230
Unified-President Enterprises Corp.		1,555,000	3,761,874
United Microelectronics Corp.		1,512,000	575,870

TOTAL TAIWAN			21,584,078

Thailand - 0.9%
PTT Global Chemical PCL (For. Reg.)		841,600	1,960,603
Siam Cement PCL (For. Reg.)		194,900	2,456,821
Total Access Communication PCL (For. Reg.)		595,300	852,737

TOTAL THAILAND			5,270,161

Turkey - 0.5%
Aselsan A/S		171,500	775,027
Tupras Turkiye Petrol Rafinerileri A/S		75,800	1,785,970
Turkcell Iletisim Hizmet A/S		102,126	207,373
Turkcell Iletisim Hizmet A/S sponsored ADR		48,900	252,324

TOTAL TURKEY			3,020,694

United Arab Emirates - 0.7%
DP World Ltd.		65,059	1,170,411
Emaar Properties PJSC		1,273,564	1,768,285
National Bank of Abu Dhabi PJSC		380,780	1,432,661

TOTAL UNITED ARAB EMIRATES			4,371,357

United Kingdom - 0.5%
Contemporary Amperex Technology Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 6/24/19 (a)(d)		51,208	546,902
Fresnillo PLC		95,000	1,030,446
NMC Health PLC		26,586	1,200,252
Tonghua Dongbao Pharmaceutical Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 3/26/19 (a)		204,673	392,583

TOTAL UNITED KINGDOM			3,170,183

United States of America - 0.3%
Arco Platform Ltd. Class A		50	1,066
MercadoLibre, Inc.		4,801	1,557,925
Uxin Ltd. ADR (a)		43,700	237,728

TOTAL UNITED STATES OF AMERICA			1,796,719

Vietnam - 0.1%
Vietnam Technological & Commercial Joint Stock Bank (a)		500,000	576,128
TOTAL COMMON STOCKS
(Cost $343,907,741)			337,343,785

Nonconvertible Preferred Stocks - 4.4%
Brazil - 3.3%
Ambev SA sponsored ADR		347,800	1,505,974
Banco do Estado Rio Grande do Sul SA		162,820	868,898
Companhia Paranaense de Energia-Copel:
(PN-B)		3,915	27,594
(PN-B) sponsored ADR		169,752	1,189,962
Fibria Celulose SA sponsored ADR		128,200	2,462,722
Itau Unibanco Holding SA sponsored ADR		529,791	6,977,347
Metalurgica Gerdau SA (PN)		677,470	1,445,415
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)		307,306	4,554,275
Telefonica Brasil SA		63,263	734,711
TIM Participacoes SA sponsored ADR		25,100	388,297

TOTAL BRAZIL			20,155,195

Korea (South) - 1.1%
Hyundai Motor Co. Series 2		48,417	3,004,315
Samsung Electronics Co. Ltd.		74,628	2,338,257
Samsung Fire & Marine Insurance Co. Ltd.		7,728	1,205,595

TOTAL KOREA (SOUTH)			6,548,167

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $22,858,754)			26,703,362
		Principal Amount(e)	Value

Nonconvertible Bonds - 8.1%
Azerbaijan - 1.0%
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		2,830,000	3,035,679
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		3,225,000	3,419,996

TOTAL AZERBAIJAN			6,455,675

Bahrain - 0.4%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (d)		2,155,000	2,084,549
7.625% 11/7/24 (d)		200,000	200,000
8.375% 11/7/28 (d)		225,000	225,000

TOTAL BAHRAIN			2,509,549

Georgia - 1.2%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		3,475,000	3,535,590
JSC Georgian Railway 7.75% 7/11/22 (d)		3,500,000	3,694,600

TOTAL GEORGIA			7,230,190

Mexico - 1.5%
Mexico City Airport Trust 4.25% 10/31/26 (d)		550,000	459,525
Pemex Project Funding Master Trust 6.625% 6/15/35		4,875,000	4,460,625
Petroleos Mexicanos 6.5% 6/2/41		5,050,000	4,324,315

TOTAL MEXICO			9,244,465

Mongolia - 0.1%
Development Bank of Mongolia 7.25% 10/23/23 (d)		230,000	224,538
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (Reg. S)		550,000	576,446

TOTAL MONGOLIA			800,984

Oman - 0.3%
Oman Sovereign Sukuk SAOC 4.397% 6/1/24 (d)		2,400,000	2,260,517
South Africa - 1.0%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (Reg. S)		2,700,000	2,585,250
6.75% 8/6/23 (d)		3,725,000	3,482,875

TOTAL SOUTH AFRICA			6,068,125

Turkey - 0.2%
Export Credit Bank of Turkey 5% 9/23/21 (d)		400,000	368,525
Turkiye Ihracat Kredi Bankasi A/S 6.125% 5/3/24 (d)		805,000	720,475

TOTAL TURKEY			1,089,000

United Arab Emirates - 0.4%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (d)		2,395,000	2,264,329
United Kingdom - 1.7%
Biz Finance PLC 9.625% 4/27/22 (d)		10,200,000	10,292,392
Venezuela - 0.3%
Petroleos de Venezuela SA:
6% 5/16/24 (d)(f)		4,700,000	806,050
6% 11/15/26 (Reg. S) (f)		5,500,000	948,750

TOTAL VENEZUELA			1,754,800

TOTAL NONCONVERTIBLE BONDS
(Cost $53,539,230)			49,970,026

Government Obligations - 30.2%
Argentina - 3.6%
Argentine Republic:
5.875% 1/11/28		4,980,000	3,834,600
6.875% 4/22/21		4,925,000	4,710,763
7.125% 7/6/36		5,800,000	4,410,958
7.5% 4/22/26		10,760,000	9,388,100

TOTAL ARGENTINA			22,344,421

Armenia - 0.2%
Republic of Armenia 7.15% 3/26/25 (d)		920,000	958,364
Cameroon - 0.7%
Cameroon Republic 9.5% 11/19/25 (d)		4,350,000	4,527,819
Ecuador - 0.6%
Ecuador Republic:
7.875% 1/23/28 (d)		600,000	501,420
7.95% 6/20/24 (d)		770,000	688,765
8.75% 6/2/23 (d)		950,000	907,250
8.875% 10/23/27 (d)		710,000	624,090
9.625% 6/2/27 (d)		200,000	183,750
9.65% 12/13/26 (d)		650,000	604,500

TOTAL ECUADOR			3,509,775

Egypt - 2.5%
Arab Republic of Egypt:
, yield at date of purchase 0% 4/23/19 (c)	EGP	34,000,000	1,733,564
, yield at date of purchase 18.6494% 12/18/18	EGP	10,750,000	573,563
5.577% 2/21/23 (d)		1,345,000	1,283,641
6.125% 1/31/22 (d)		1,575,000	1,554,714
7.5% 1/31/27 (d)		2,600,000	2,542,332
7.903% 2/21/48 (d)		2,325,000	2,079,322
8.5% 1/31/47 (d)		5,575,000	5,260,849

TOTAL EGYPT			15,027,985

El Salvador - 2.0%
El Salvador Republic:
6.375% 1/18/27 (d)		1,550,000	1,385,313
7.375% 12/1/19		1,375,000	1,372,938
7.625% 2/1/41 (d)		2,050,000	1,859,596
7.65% 6/15/35 (Reg. S)		3,000,000	2,748,750
8.625% 2/28/29 (d)		4,910,000	4,995,925

TOTAL EL SALVADOR			12,362,522

Ethiopia - 0.5%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)		3,115,000	3,022,422
Gabon - 0.1%
Gabonese Republic 6.375% 12/12/24 (d)		1,000,000	908,540
Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		750,000	764,123
8.125% 1/18/26 (d)		1,375,000	1,381,399
8.627% 6/16/49 (d)		2,170,000	2,035,573
10.75% 10/14/30 (d)		825,000	988,994

TOTAL GHANA			5,170,089

Iraq - 0.8%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		5,650,000	5,175,332
Ivory Coast - 0.4%
Ivory Coast 5.75% 12/31/32		2,405,000	2,177,160
Jordan - 1.3%
Jordanian Kingdom:
6.125% 1/29/26 (d)		4,200,000	4,016,880
7.375% 10/10/47 (d)		4,310,000	3,901,240

TOTAL JORDAN			7,918,120

Lebanon - 4.5%
Lebanese Republic:
5.45% 11/28/19		7,050,000	6,792,957
6% 5/20/19		7,535,000	7,425,471
6.1% 10/4/22		4,535,000	3,952,797
6.375% 3/9/20		7,375,000	7,093,983
6.65% 11/3/28(Reg. S)		1,500,000	1,184,502
8.25% 4/12/21 (Reg.S)		1,445,000	1,382,923

TOTAL LEBANON			27,832,633

Nigeria - 0.5%
Republic of Nigeria, yield at date of purchase 0% 12/6/18 (c)	NGN	1,225,000,000	3,331,706
Oman - 0.9%
Sultanate of Oman:
6.5% 3/8/47 (d)		780,000	696,150
6.75% 1/17/48 (d)		4,950,000	4,516,875

TOTAL OMAN			5,213,025

Qatar - 1.5%
State of Qatar:
4.5% 4/23/28 (d)		2,705,000	2,759,100
5.103% 4/23/48 (d)		1,425,000	1,446,375
9.75% 6/15/30 (Reg. S)		3,280,000	4,852,957

TOTAL QATAR			9,058,432

Rwanda - 0.6%
Rwanda Republic 6.625% 5/2/23 (d)		3,475,000	3,495,329
Suriname - 0.9%
Republic of Suriname 9.25% 10/26/26 (d)		5,700,000	5,600,250
TAJIKISTAN - 0.3%
Tajikistan Republic 7.125% 9/14/27 (d)		2,175,000	1,936,838
Turkey - 2.4%
Turkish Republic:
5.125% 2/17/28		795,000	670,781
5.75% 5/11/47		2,300,000	1,742,250
6.875% 3/17/36		2,275,000	2,022,589
7.25% 3/5/38		950,000	873,620
7.375% 2/5/25		1,050,000	1,040,714
8% 2/14/34		905,000	898,949
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (d)		7,675,000	7,268,302

TOTAL TURKEY			14,517,205

Ukraine - 1.1%
Ukraine Government:
7.75% 9/1/20 (d)		2,300,000	2,288,500
7.75% 9/1/21 (d)		4,455,000	4,382,428

TOTAL UKRAINE			6,670,928

United States of America - 3.5%
U.S. Treasury Bonds 3% 8/15/48		23,000,000	21,328,900
Venezuela - 0.3%
Venezuelan Republic 9.25% 9/15/27 (f)		7,500,000	1,893,750
Zambia - 0.2%
Republic of Zambia 8.97% 7/30/27 (d)		1,600,000	1,086,400
TOTAL GOVERNMENT OBLIGATIONS
(Cost $195,180,691)			185,067,945
		Shares	Value

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 2.23% (g)
(Cost $11,923,534)		11,921,364	11,923,749
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $627,409,950)			611,008,867
NET OTHER ASSETS (LIABILITIES) - 0.4%			2,666,345
NET ASSETS - 100%			$613,675,212

Currency Abbreviations

EGP – Egyptian pound

NGN – Nigerian naira

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,618,120 or 0.3% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,762,649 or 19.8% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,618,120

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$482,817
Fidelity Securities Lending Cash Central Fund	14,284
Total	$497,101

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$50,702,408	$29,453,434	$21,248,974	$--
Consumer Discretionary	57,313,702	56,827,567	486,135	--
Consumer Staples	21,655,208	21,655,208	--	--
Energy	29,668,692	23,530,112	6,138,580	--
Financials	93,280,137	65,456,679	27,823,458	--
Health Care	9,988,498	9,988,498	--	--
Industrials	17,592,466	17,592,466	--	--
Information Technology	33,322,666	20,839,315	12,483,351	--
Materials	28,603,452	24,738,374	3,865,078	--
Real Estate	12,273,086	10,654,966	--	1,618,120
Utilities	9,646,832	9,327,112	319,720	--
Corporate Bonds	49,970,026	--	49,970,026	--
Government Obligations	185,067,945	--	180,002,675	5,065,270
Money Market Funds	11,923,749	11,923,749	--	--
Total Investments in Securities:	$611,008,867	$301,987,480	$302,337,997	$6,683,390

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$12,616,876
Level 2 to Level 1	$30,780

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(20,073)
Cost of Purchases	6,605,763
Proceeds of Sales	--
Amortization/Accretion	97,700
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$6,683,390
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(20,073)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	3.5%
AAA,AA,A	1.9%
BBB	2.7%
BB	2.2%
B	21.3%
CCC,CC,C	3.1%
D	0.3%
Not Rated	3.3%
Equities	59.4%
Short-Term Investments and Net Other Assets	2.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $615,486,416)	$599,085,118
Fidelity Central Funds (cost $11,923,534)	11,923,749
Total Investment in Securities (cost $627,409,950)		$611,008,867
Foreign currency held at value (cost $267,647)		267,579
Receivable for investments sold		11,499,064
Receivable for fund shares sold		596,476
Dividends receivable		313,277
Interest receivable		3,713,299
Distributions receivable from Fidelity Central Funds		20,848
Prepaid expenses		1,583
Receivable from investment adviser for expense reductions		6
Other receivables		160,185
Total assets		627,581,184
Liabilities
Payable to custodian bank	$2,012,767
Payable for investments purchased	8,479,700
Payable for fund shares redeemed	2,502,338
Accrued management fee	429,574
Distribution and service plan fees payable	43,390
Other affiliated payables	139,654
Other payables and accrued expenses	298,549
Total liabilities		13,905,972
Net Assets		$613,675,212
Net Assets consist of:
Paid in capital		$650,415,262
Total distributable earnings (loss)		(36,740,050)
Net Assets		$613,675,212
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($34,616,978 ÷ 3,002,951 shares)		$11.53
Maximum offering price per share (100/94.25 of $11.53)		$12.23
Class M:
Net Asset Value and redemption price per share ($8,519,165 ÷ 740,374 shares)		$11.51
Maximum offering price per share (100/96.50 of $11.51)		$11.93
Class C:
Net Asset Value and offering price per share ($37,191,297 ÷ 3,262,408 shares)(a)		$11.40
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($190,024,761 ÷ 16,431,469 shares)		$11.56
Class I:
Net Asset Value, offering price and redemption price per share ($341,719,745 ÷ 29,588,536 shares)		$11.55
Class Z:
Net Asset Value, offering price and redemption price per share ($1,603,266 ÷ 138,847 shares)		$11.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$13,893,002
Interest		13,731,236
Income from Fidelity Central Funds		497,101
Income before foreign taxes withheld		28,121,339
Less foreign taxes withheld		(1,549,046)
Total income		26,572,293
Expenses
Management fee	$6,374,320
Transfer agent fees	1,512,997
Distribution and service plan fees	582,621
Accounting and security lending fees	386,433
Custodian fees and expenses	569,740
Independent trustees' fees and expenses	4,050
Registration fees	127,543
Audit	103,667
Legal	10,142
Interest	832
Miscellaneous	4,783
Total expenses before reductions	9,677,128
Expense reductions	(203,988)
Total expenses after reductions		9,473,140
Net investment income (loss)		17,099,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,990,776)
Fidelity Central Funds	1,326
Foreign currency transactions	(388,008)
Futures contracts	(1,298,975)
Total net realized gain (loss)		(28,676,433)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $653,550)	(97,165,034)
Fidelity Central Funds	(1,505)
Assets and liabilities in foreign currencies	(30,935)
Total change in net unrealized appreciation (depreciation)		(97,197,474)
Net gain (loss)		(125,873,907)
Net increase (decrease) in net assets resulting from operations		$(108,774,754)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,099,153	$9,051,354
Net realized gain (loss)	(28,676,433)	10,774,070
Change in net unrealized appreciation (depreciation)	(97,197,474)	71,398,614
Net increase (decrease) in net assets resulting from operations	(108,774,754)	91,224,038
Distributions to shareholders	(20,273,542)	–
Distributions to shareholders from net investment income	–	(1,957,793)
Distributions to shareholders from net realized gain	–	(138,064)
Total distributions	(20,273,542)	(2,095,857)
Share transactions - net increase (decrease)	13,246,904	485,742,909
Redemption fees	23,374	215,914
Total increase (decrease) in net assets	(115,778,018)	575,087,004
Net Assets
Beginning of period	729,453,230	154,366,226
End of period	$613,675,212	$729,453,230
Other Information
Undistributed net investment income end of period		$8,176,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.56	$11.33	$10.35	$11.56	$11.37
Income from Investment Operations
Net investment income (loss)A	.25	.24	.26	.28	.18
Net realized and unrealized gain (loss)	(1.94)	2.11	.96	(1.30)	.19
Total from investment operations	(1.69)	2.35	1.22	(1.02)	.37
Distributions from net investment income	(.16)	(.12)	(.24)	(.17)	(.18)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.34)B	(.13)	(.24)	(.19)	(.18)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$11.53	$13.56	$11.33	$10.35	$11.56
Total ReturnD,E	(12.77)%	21.13%	12.13%	(8.92)%	3.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.47%	1.87%	1.93%	1.98%
Expenses net of fee waivers, if any	1.40%	1.47%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.37%	1.46%	1.64%	1.64%	1.65%
Net investment income (loss)	1.92%	1.97%	2.47%	2.58%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$34,617	$42,213	$15,206	$10,164	$13,627
Portfolio turnover rateH	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $.185 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$11.33	$10.33	$11.54	$11.34
Income from Investment Operations
Net investment income (loss)A	.21	.20	.23	.25	.15
Net realized and unrealized gain (loss)	(1.93)	2.11	.97	(1.30)	.19
Total from investment operations	(1.72)	2.31	1.20	(1.05)	.34
Distributions from net investment income	(.13)	(.09)	(.20)	(.14)	(.14)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.32)	(.10)	(.20)	(.16)	(.14)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$11.51	$13.55	$11.33	$10.33	$11.54
Total ReturnC,D	(13.03)%	20.66%	11.92%	(9.18)%	3.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.82%	2.22%	2.27%	2.32%
Expenses net of fee waivers, if any	1.74%	1.82%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.71%	1.81%	1.90%	1.89%	1.90%
Net investment income (loss)	1.58%	1.62%	2.22%	2.33%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$8,519	$8,751	$3,019	$3,331	$5,277
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$11.25	$10.25	$11.47	$11.29
Income from Investment Operations
Net investment income (loss)A	.15	.15	.18	.20	.10
Net realized and unrealized gain (loss)	(1.92)	2.11	.97	(1.30)	.19
Total from investment operations	(1.77)	2.26	1.15	(1.10)	.29
Distributions from net investment income	(.09)	(.06)	(.15)	(.10)	(.11)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.28)	(.07)	(.15)	(.12)	(.11)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$11.40	$13.45	$11.25	$10.25	$11.47
Total ReturnC,D	(13.45)%	20.29%	11.36%	(9.68)%	2.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.14%	2.21%	2.62%	2.68%	2.72%
Expenses net of fee waivers, if any	2.14%	2.21%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.12%	2.20%	2.39%	2.39%	2.40%
Net investment income (loss)	1.18%	1.23%	1.72%	1.83%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$37,191	$34,869	$10,710	$7,736	$10,104
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.58	$11.34	$10.38	$11.60	$11.40
Income from Investment Operations
Net investment income (loss)A	.29	.27	.28	.31	.21
Net realized and unrealized gain (loss)	(1.95)	2.10	.97	(1.31)	.19
Total from investment operations	(1.66)	2.37	1.25	(1.00)	.40
Distributions from net investment income	(.17)	(.14)	(.29)	(.20)	(.20)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.36)	(.14)B	(.29)	(.22)	(.20)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$11.56	$13.58	$11.34	$10.38	$11.60
Total ReturnD	(12.56)%	21.37%	12.44%	(8.74)%	3.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.13%	1.26%	1.62%	1.72%	1.73%
Expenses net of fee waivers, if any	1.13%	1.26%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.11%	1.24%	1.39%	1.39%	1.40%
Net investment income (loss)	2.19%	2.18%	2.72%	2.83%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$190,025	$272,002	$104,332	$37,918	$45,763
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.009 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.58	$11.33	$10.37	$11.59	$11.40
Income from Investment Operations
Net investment income (loss)A	.29	.28	.29	.31	.21
Net realized and unrealized gain (loss)	(1.95)	2.11	.96	(1.31)	.18
Total from investment operations	(1.66)	2.39	1.25	(1.00)	.39
Distributions from net investment income	(.19)	(.14)	(.29)	(.20)	(.20)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.37)B	(.15)	(.29)	(.22)	(.20)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$11.55	$13.58	$11.33	$10.37	$11.59
Total ReturnD	(12.56)%	21.51%	12.48%	(8.74)%	3.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.19%	1.54%	1.58%	1.71%
Expenses net of fee waivers, if any	1.12%	1.19%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.10%	1.17%	1.39%	1.39%	1.40%
Net investment income (loss)	2.20%	2.25%	2.72%	2.83%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$341,720	$371,617	$21,099	$6,343	$4,773
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.185 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.17
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.63)
Total from investment operations	(.62)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$11.55
Total ReturnC,D	(5.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%G
Expenses net of fee waivers, if any	1.04%G
Expenses net of all reductions	1.02%G
Net investment income (loss)	1.51%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,603
Portfolio turnover rateH	94%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,191,912
Gross unrealized depreciation	(61,193,625)
Net unrealized appreciation (depreciation)	$(22,001,713)
Tax Cost	$633,010,580

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,013,570
Capital loss carryforward	$(25,726,179)
Net unrealized appreciation (depreciation) on securities and other investments	$(22,029,305)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(25,726,179)
Long-term	-
Total no expiration	$(25,726,179)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$16,040,300	$ 2,095,857
Long-term Capital Gains	4,233,242	–
Total	$20,273,542	$ 2,095,857

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $645,392,522 and $659,169,031, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$114,744	$14,838
Class M	.25%	.25%	47,109	2,167
Class C	.75%	.25%	420,768	179,385
			$582,621	$196,390

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$53,073
Class M	6,981
Class C(a)	11,971
$72,025

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$94,707.21
Class M	28,184.30
Class C	85,269.20
Total Emerging Markets	534,318.19
Class I	770,510.18
Class Z	9	.04(a)
	$1,512,997

 (a) Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,671 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$13,840,000	2.17%	$832

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,966.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,227 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $14,284. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	1.25%	$6

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $193,897 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,447.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,638.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$1,173,252	$–
Class M	134,477	–
Class C	782,198	–
Total Emerging Markets	7,266,702	–
Class I	10,916,913	–
Total	$20,273,542	$–
From net investment income
Class A	$–	$195,255
Class M	–	23,027
Class C	–	57,828
Total Emerging Markets	–	1,274,142
Class I	–	407,541
Total	$–	$1,957,793
From net realized gain
Class A	$–	$14,644
Class M	–	2,410
Class C	–	9,294
Total Emerging Markets	–	84,943
Class I	–	26,773
Total	$–	$138,064

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	1,859,563	3,615,728	$25,085,167	$43,198,307
Reinvestment of distributions	88,408	19,523	1,166,980	207,918
Shares redeemed	(2,058,546)	(1,863,978)	(26,793,915)	(21,909,724)
Net increase (decrease)	(110,575)	1,771,273	$(541,768)	$21,496,501
Class M
Shares sold	275,701	451,431	$3,701,993	$5,673,545
Reinvestment of distributions	15,634	2,361	206,523	25,216
Shares redeemed	(196,678)	(74,567)	(2,571,520)	(886,466)
Net increase (decrease)	94,657	379,225	$1,336,996	$4,812,295
Class C
Shares sold	1,470,832	1,907,365	$19,647,127	$23,252,010
Reinvestment of distributions	59,490	6,299	781,699	66,954
Shares redeemed	(861,075)	(272,258)	(10,881,951)	(3,283,907)
Net increase (decrease)	669,247	1,641,406	$9,546,875	$20,035,057
Total Emerging Markets
Shares sold	8,907,832	17,602,916	$120,823,803	$212,356,677
Reinvestment of distributions	522,036	124,771	6,896,099	1,328,813
Shares redeemed	(13,024,202)	(6,900,916)	(167,212,962)	(84,713,141)
Net increase (decrease)	(3,594,334)	10,826,771	$(39,493,060)	$128,972,349
Class I
Shares sold	17,527,189	29,232,950	$232,099,188	$357,207,778
Reinvestment of distributions	792,863	38,174	10,457,863	405,784
Shares redeemed	(16,103,644)	(3,761,001)	(201,759,709)	(47,186,855)
Net increase (decrease)	2,216,408	25,510,123	$40,797,342	$310,426,707
Class Z
Shares sold	139,605	–	$1,609,269	$–
Shares redeemed	(758)	–	(8,750)	–
Net increase (decrease)	138,847	–	$1,600,519	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total Emerging Markets Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Total Emerging Markets and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.41%
Actual		$1,000.00	$865.00	$6.63-B
Hypothetical-C		$1,000.00	$1,018.10	$7.17-D
Class M	1.75%
Actual		$1,000.00	$863.50	$8.22-B
Hypothetical-C		$1,000.00	$1,016.38	$8.89-D
Class C	2.15%
Actual		$1,000.00	$861.70	$10.09-B
Hypothetical-C		$1,000.00	$1,014.37	$10.92-D
Total Emerging Markets	1.14%
Actual		$1,000.00	$865.90	$5.36-B
Hypothetical-C		$1,000.00	$1,019.46	$5.80-D
Class I	1.13%
Actual		$1,000.00	$865.80	$5.31-B
Hypothetical-C		$1,000.00	$1,019.51	$5.75-D
Class Z	1.04%
Actual		$1,000.00	$949.10	$.83-B
Hypothetical-C		$1,000.00	$1,019.96	$5.30-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period) for Class A, Class M, Class C, Total Emerging Markets and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Distributions (Unaudited)

Class A designates 37%; Class M designates 41%; Class C designates 48%; Total Emerging Markets designates 35%; and Class I designates 34%; of the dividends distributed in December 2017, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total Emerging Markets Fund
Class A	12/18/17	$0.2118	$0.0135
Class M	12/18/17	$0.1914	$0.0135
Class C	12/18/17	$0.1635	$0.0135
Total Emerging Markets	12/18/17	$0.2247	$0.0135
Class I	12/18/17	$0.2330	$0.0135

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Total Emerging Markets Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ATEK-ANN-1218
1.931268.106

Fidelity Advisor® Emerging Markets Discovery Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

October 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Emerging Markets Discovery Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(23.09)%	(0.64)%	3.07%
Class M (incl. 3.50% sales charge)	(21.43)%	(0.41)%	3.16%
Class C (incl. contingent deferred sales charge)	(19.76)%	(0.20)%	3.17%
Class I	(18.06)%	0.84%	4.24%
Class Z	(18.06)%	0.84%	4.24%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$12,355	Fidelity Advisor® Emerging Markets Discovery Fund - Class A
$11,209	MSCI Emerging Markets SMID Cap Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Manager James Hayes:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about -18% to -19%, lagging the -14.51% result of the benchmark MSCI Emerging Markets SMID Cap Index. Heightened concerns related to a number of geopolitical and macro factors weighed heavily on emerging-markets equities the past 12 months. This made for a challenging environment for security selection, which was the primary detractor from the fund’s performance versus the benchmark. Our choices in South Korea, China and Taiwan hurt our relative result most. By sector, picks among consumer discretionary, information technology and materials notably hurt relative performance. Conversely, stock selection in industrials was a plus versus the benchmark. Our cash position of roughly 3%, on average, was another positive against the market’s steep decline. A position in Chinese software firm Kingsoft, which we established the past 12 months, was the largest detractor. Shares of Kingsoft plunged in July, along with other Chinese game developers, after the government called for tighter industry-wide regulations. Conversely, it helped most to own TCI, a Taiwan-based manufacturer and distributor of health foods and beauty care. The firm reported solid year-over-year sales, and also raised its revenue outlook for 2018.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On May 31, 2018, Xiaoting Zhao assumed co-management responsibilities for the fund. On June 30, 2018, Jane Wu assumed portfolio management responsibilities for the fund's health care sleeve, replacing Tim Gannon. On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunications services subportfolio, succeeding James Hayes.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Fu Shou Yuan International Group Ltd. (Cayman Islands, Diversified Consumer Services)	2.0
Samsonite International SA (Luxembourg, Textiles, Apparel & Luxury Goods)	1.7
Fourlis Holdings SA (Greece, Specialty Retail)	1.4
B2W Companhia Global do Varejo (Brazil, Internet & Direct Marketing Retail)	1.3
Titan Cement Co. SA (Reg.) (Greece, Construction Materials)	1.3
7.7

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Consumer Discretionary	16.4
Industrials	14.5
Financials	13.3
Materials	11.3
Health Care	7.9

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	10.6
Brazil	10.6
India	9.9
Korea (South)	7.8
China	6.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks and Equity Futures	95.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value
Argentina - 0.5%
BBVA Banco Frances SA sponsored ADR	46,000	$504,620
Central Puerto SA sponsored ADR	43,500	416,730
Inversiones y Representaciones SA ADR	24,727	330,600

TOTAL ARGENTINA		1,251,950

Bangladesh - 0.3%
BRAC Bank Ltd.	978,600	821,382
Bermuda - 2.6%
AGTech Holdings Ltd. (a)	13,120,000	677,587
Cosan Ltd. Class A	62,500	521,875
Joy City Property Ltd.	4,825,000	510,683
Kunlun Energy Co. Ltd.	408,400	463,502
Pacific Basin Shipping Ltd.	9,504,000	2,072,423
Shangri-La Asia Ltd.	2,212,000	3,018,178

TOTAL BERMUDA		7,264,248

Brazil - 8.8%
Azul SA sponsored ADR (a)	95,400	2,325,852
B2W Companhia Global do Varejo (a)	399,520	3,703,732
BR Malls Participacoes SA	407,100	1,389,270
BTG Pactual Participations Ltd. unit	145,800	774,544
Companhia de Saneamento de Minas Gerais	84,620	1,166,467
Construtora Tenda SA (a)	86,300	661,599
Direcional Engenharia SA	527,900	1,012,819
Equatorial Energia SA	67,600	1,235,019
Fibria Celulose SA	107,700	2,079,335
Localiza Rent A Car SA	353,385	2,730,033
Natura Cosmeticos SA	143,500	1,256,661
Notre Dame Intermedica Participacoes SA	302,517	1,961,503
QGEP Participacoes SA	592,500	1,910,520
Tegma Gestao Logistica SA	371,100	2,291,516

TOTAL BRAZIL		24,498,870

British Virgin Islands - 0.4%
Dolphin Capital Investors Ltd. (a)	8,361,857	649,304
Mail.Ru Group Ltd. GDR (Reg. S) (a)	19,000	506,160

TOTAL BRITISH VIRGIN ISLANDS		1,155,464

Canada - 0.6%
Pan American Silver Corp.	121,600	1,785,088
Cayman Islands - 10.6%
Airtac International Group	171,000	1,471,924
ASM Pacific Technology Ltd.	61,600	531,796
Chailease Holding Co. Ltd.	426,540	1,215,123
China Biologic Products Holdings, Inc. (a)	27,056	1,797,601
China Literature Ltd. (a)(b)	173,200	935,357
E-House China Enterprise Holdings Ltd. (a)	18,000	31,584
ENN Energy Holdings Ltd.	61,800	525,248
Fu Shou Yuan International Group Ltd. (b)	7,173,000	5,497,326
GDS Holdings Ltd. ADR (a)(c)	14,400	337,968
General Interface Solution Holding Ltd.	126,000	417,144
Haitian International Holdings Ltd.	1,328,000	2,590,988
Kingdee International Software Group Co. Ltd.	493,000	402,349
Kingsoft Corp. Ltd.	1,720,760	2,435,674
LexinFintech Holdings Ltd. ADR	11,800	115,404
Longfor Properties Co. Ltd.	214,500	520,799
Momo, Inc. ADR (a)	24,490	822,129
NetEase, Inc. ADR	3,400	706,690
Parade Technologies Ltd.	45,000	595,921
PPDAI Group, Inc. ADR (a)	23,680	135,213
Shimao Property Holdings Ltd.	200,000	391,229
Silergy Corp.	34,000	432,680
SITC International Holdings Co. Ltd.	3,609,500	2,651,218
Sohu.Com Ltd. ADR (a)(c)	22,600	408,382
TAL Education Group ADR (a)	14,270	413,545
Uni-President China Holdings Ltd.	2,183,000	2,118,431
Wise Talent Information Technology Co. Ltd. (a)	81,705	267,246
Yuzhou Properties Co.	1,409,000	503,089
YY, Inc. ADR (a)	9,400	600,660
Zai Lab Ltd. ADR (a)	45,700	747,652

TOTAL CAYMAN ISLANDS		29,620,370

Chile - 1.0%
Compania Cervecerias Unidas SA sponsored ADR	21,400	536,498
Empresas CMPC SA	657,727	2,264,228

TOTAL CHILE		2,800,726

China - 6.7%
BBMG Corp. (H Shares)	1,928,000	531,052
China Longyuan Power Grid Corp. Ltd. (H Shares)	2,658,200	2,020,272
China Oilfield Services Ltd. (H Shares)	2,166,000	2,030,120
China Suntien Green Energy Corp. Ltd. (H Shares)	996,000	254,018
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	176,800	613,356
Hangzhou Tigermed Consulting Co. Ltd. Class A	349,227	2,133,215
Lens Technology Co. Ltd. Class A	443,629	492,239
Luxshare Precision Industry Co. Ltd. Class A	387,276	921,603
Qingdao Haier Co. Ltd.	1,024,896	1,860,068
Shanghai International Airport Co. Ltd. (A Shares)	268,641	1,908,232
Shenzhen Inovance Technology Co. Ltd. Class A	78,950	252,164
Sinopec Engineering Group Co. Ltd. (H Shares)	2,603,000	2,419,790
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	583,708	1,119,611
Tsingtao Brewery Co. Ltd. (H Shares)	252,000	994,574
Zhengzhou Yutong Bus Co. Ltd.	805,862	1,231,497

TOTAL CHINA		18,781,811

Colombia - 0.2%
Bancolombia SA sponsored ADR	14,600	539,324
Cyprus - 0.9%
Globaltrans Investment PLC GDR (Reg. S)	241,500	2,366,700
Egypt - 0.8%
Credit Agricole Egypt	295,880	662,098
Egyptian Kuwaiti Holding	944,400	1,056,784
Six of October Development & Investment Co. (a)	660,300	549,022

TOTAL EGYPT		2,267,904

Greece - 3.1%
Alpha Bank AE (a)	777,600	1,175,799
Fourlis Holdings SA	790,000	3,874,456
Titan Cement Co. SA (Reg.)	163,500	3,600,060

TOTAL GREECE		8,650,315

Hong Kong - 1.4%
China Everbright International Ltd.	484,000	385,746
China Resources Beer Holdings Co. Ltd.	508,000	1,765,250
Far East Horizon Ltd.	1,013,584	982,312
Sun Art Retail Group Ltd.	758,000	828,373

TOTAL HONG KONG		3,961,681

India - 9.9%
Adani Ports & Special Economic Zone Ltd.	543,992	2,345,212
CESC Ltd. GDR	57,246	537,900
Deccan Cements Ltd. (a)	192,054	966,242
Dr Lal Pathlabs Ltd.	145,424	1,729,417
EIH Ltd. (a)	366,260	801,751
Federal Bank Ltd.	1,142,081	1,277,815
Future Retail Ltd.	92,503	611,788
IndusInd Bank Ltd.	26,000	500,982
JK Cement Ltd. (a)	119,271	1,084,744
LIC Housing Finance Ltd.	376,564	2,093,097
Lupin Ltd. (a)	200,360	2,398,712
Manappuram General Finance & Leasing Ltd.	1,230,188	1,328,989
Natco Pharma Ltd.	209,921	2,140,507
Oberoi Realty Ltd.	299,038	1,711,705
Phoenix Mills Ltd.	85,006	636,051
Piramal Enterprises Ltd.	92,839	2,727,428
Power Grid Corp. of India Ltd.	412,968	1,038,283
RP-SG Business Process Services Ltd. (a)(d)	11,449	36,958
RP-SG Retail Ltd. (a)(d)	34,347	110,875
Solar Industries India Ltd.	45,145	612,015
The Ramco Cements Ltd. (a)	160,611	1,302,196
Torrent Pharmaceuticals Ltd.	73,711	1,661,986

TOTAL INDIA		27,654,653

Indonesia - 1.0%
PT Bank Negara Indonesia (Persero) Tbk	1,264,200	609,128
PT Media Nusantara Citra Tbk	6,539,200	335,509
PT Pakuwon Jati Tbk	33,174,700	1,043,085
PT Semen Gresik (Persero) Tbk	784,800	464,608
PT XL Axiata Tbk (a)	2,046,400	352,677

TOTAL INDONESIA		2,805,007

Italy - 0.6%
Prada SpA	474,600	1,676,422
Korea (South) - 7.0%
AMOREPACIFIC Group, Inc.	27,324	1,487,134
BS Financial Group, Inc.	247,083	1,643,611
Cafe24 Corp. (a)	4,890	473,571
Daou Technology, Inc.	35,439	621,192
F&F Co. Ltd.	21,020	961,651
HDC Hyundai Development Co. (a)	19,446	749,890
Hyundai Fire & Marine Insurance Co. Ltd.	26,242	961,363
Hyundai Wia Corp.	36,018	934,385
Iljin Materials Co. Ltd.	31,115	1,239,419
Kakao Corp.	8,490	681,581
KEPCO Plant Service & Engineering Co. Ltd.	17,372	418,694
Kolon Industries, Inc.	6,480	285,097
Korean Reinsurance Co.	84,046	713,765
LG Chemical Ltd.	4,084	1,242,023
LG Innotek Co. Ltd.	11,251	1,222,720
Meerecompany, Inc.	2,340	127,152
NCSOFT Corp.	7,457	2,806,995
Samsung Electro-Mechanics Co. Ltd.	7,195	744,093
Samsung SDI Co. Ltd.	5,765	1,189,884
ViroMed Co. Ltd. (a)	6,761	1,103,921

TOTAL KOREA (SOUTH)		19,608,141

Luxembourg - 1.7%
Samsonite International SA	1,657,200	4,754,812
Malaysia - 0.8%
British American Tobacco (Malaysia) Bhd	212,500	1,579,340
Matrix Concepts Holdings Bhd	1,635,700	723,156

TOTAL MALAYSIA		2,302,496

Mauritius - 0.3%
MakeMyTrip Ltd. (a)(c)	30,900	766,011
Mexico - 3.3%
Credito Real S.A.B. de CV	667,000	763,102
Fibra Uno Administracion SA de CV	1,791,460	1,925,225
Gruma S.A.B. de CV Series B	170,400	1,778,386
Grupo Comercial Chedraui S.A.B. de CV	619,100	1,094,452
Grupo GICSA SA de CV (a)	696,970	271,401
Industrias Penoles SA de CV	137,650	1,940,073
Macquarie Mexican (REIT) (b)	672,100	654,456
Megacable Holdings S.A.B. de CV unit	39,900	176,919
Qualitas Controladora S.A.B. de CV	339,600	684,274

TOTAL MEXICO		9,288,288

Netherlands - 0.3%
VEON Ltd. sponsored ADR	70,000	196,700
Yandex NV Series A (a)	24,806	747,405

TOTAL NETHERLANDS		944,105

Panama - 0.7%
Copa Holdings SA Class A	24,900	1,803,507
Peru - 1.0%
Compania de Minas Buenaventura SA sponsored ADR	192,200	2,660,048
Philippines - 2.1%
Metro Pacific Investments Corp.	33,861,300	3,041,605
Metropolitan Bank & Trust Co.	547,928	672,131
Philippine Seven Corp.	578,300	1,136,319
Pilipinas Shell Petroleum Corp.	197,300	179,256
Robinsons Land Corp.	2,189,208	858,280

TOTAL PHILIPPINES		5,887,591

Russia - 0.9%
Bank St. Petersburg PJSC (a)	1,478,500	1,113,245
LSR Group OJSC	77,164	737,391
RusHydro PJSC	68,809,000	574,298

TOTAL RUSSIA		2,424,934

Saudi Arabia - 0.4%
Samba Financial Group	140,000	1,158,845
Singapore - 0.8%
First Resources Ltd.	1,492,500	1,702,451
Yoma Strategic Holdings Ltd.	2,457,700	452,452

TOTAL SINGAPORE		2,154,903

South Africa - 6.2%
Barclays Africa Group Ltd.	110,556	1,117,438
Bidvest Group Ltd.	208,900	2,602,241
Impala Platinum Holdings Ltd. (a)	778,100	1,434,626
Imperial Holdings Ltd.	269,400	2,974,950
Mr Price Group Ltd.	106,200	1,662,702
MTN Group Ltd.	56,500	327,453
Nampak Ltd. (a)	1,232,738	1,240,885
Old Mutual Ltd.	434,000	667,511
Pick 'n Pay Stores Ltd.	313,000	1,445,497
Redefine Properties Ltd.	2,169,800	1,410,499
Reunert Ltd.	323,600	1,749,337
Sanlam Ltd.	105,000	528,541

TOTAL SOUTH AFRICA		17,161,680

Sri Lanka - 0.4%
Dialog Axiata PLC	6,034,611	398,642
Hatton National Bank PLC	525,633	613,937

TOTAL SRI LANKA		1,012,579

Taiwan - 6.2%
Advantech Co. Ltd.	79,693	548,267
Chipbond Technology Corp.	375,000	687,973
Chroma ATE, Inc.	248,000	869,107
Cleanaway Co. Ltd.	300,000	1,652,105
CTCI Corp.	1,217,000	1,715,801
Delta Electronics, Inc.	73,000	306,520
E Ink Holdings, Inc.	472,000	371,984
Global Unichip Corp.	50,000	339,142
Inventec Corp.	1,202,000	968,650
LandMark Optoelectronics Corp.	92,000	610,649
Largan Precision Co. Ltd.	4,080	441,466
Lien Hwa Industrial Corp.	321,200	315,904
Nan Liu Enterprise Co. Ltd.	440,000	2,231,230
PChome Online, Inc. (a)	90,000	409,877
Sino-American Silicon Products, Inc.	117,000	217,671
Sporton International, Inc.	108,290	402,233
Taiwan Fertilizer Co. Ltd.	1,661,000	2,253,258
TCI Co. Ltd.	39,581	552,923
United Microelectronics Corp.	1,945,000	740,785
Vanguard International Semiconductor Corp.	494,000	909,481
Win Semiconductors Corp.	146,000	447,990
Wiwynn Corp.	36,027	259,493

TOTAL TAIWAN		17,252,509

Thailand - 3.6%
Bangkok Bank PCL (For. Reg.)	165,100	1,055,525
Com7 PCL	4,304,700	2,687,192
PTT Global Chemical PCL (For. Reg.)	444,800	1,036,212
Siam Cement PCL (For. Reg.)	233,400	2,942,135
Siam Commercial Bank PCL (For. Reg.)	129,200	535,736
Star Petroleum Refining PCL	4,396,700	1,869,526

TOTAL THAILAND		10,126,326

Turkey - 1.7%
Aksa Akrilik Kimya Sanayii	679,300	1,099,840
Aselsan A/S	349,600	1,579,880
Tupras Turkiye Petrol Rafinerileri A/S	82,528	1,944,493

TOTAL TURKEY		4,624,213

United Arab Emirates - 0.7%
Aldar Properties PJSC	2,460,310	1,158,770
Emaar Properties PJSC	585,967	813,588

TOTAL UNITED ARAB EMIRATES		1,972,358

United Kingdom - 1.8%
Bank of Georgia Group PLC	27,240	542,955
Contemporary Amperex Technology Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 6/24/19(a)(b)	33,300	355,644
Georgia Capital PLC (a)	52,700	788,125
NMC Health PLC	45,983	2,075,950
TBC Bank Group PLC	28,353	612,470
Tonghua Dongbao Pharmaceutical Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 3/26/19 (a)	285,190	547,023

TOTAL UNITED KINGDOM		4,922,167

United States of America - 0.6%
MercadoLibre, Inc.	4,780	1,551,110
Uxin Ltd. ADR (a)	22,620	123,053

TOTAL UNITED STATES OF AMERICA		1,674,163

Vietnam - 0.1%
FTP Corp.	217,196	390,284
TOTAL COMMON STOCKS
(Cost $282,444,944)		250,791,875

Nonconvertible Preferred Stocks - 3.1%
Brazil - 1.8%
Banco ABC Brasil SA	308,106	1,338,727
Banco do Estado Rio Grande do Sul SA	165,600	883,734
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (c)	163,060	1,143,051
Metalurgica Gerdau SA (PN)	620,400	1,323,653
TIM Participacoes SA sponsored ADR	20,180	312,185

TOTAL BRAZIL		5,001,350

Korea (South) - 0.8%
Hyundai Motor Co. Series 2	28,066	1,741,519
Samsung Fire & Marine Insurance Co. Ltd.	3,488	544,140

TOTAL KOREA (SOUTH)		2,285,659

Russia - 0.5%
Sberbank of Russia	502,800	1,246,433
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $8,895,634)		8,533,442
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.02% to 2.09% 11/8/18 to 11/29/18 (e)
(Cost $309,646)	$310,000	309,631
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.23% (f)	11,625,158	11,627,483
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	2,041,375	2,041,579
TOTAL MONEY MARKET FUNDS
(Cost $13,668,902)		13,669,062
TOTAL INVESTMENT IN SECURITIES - 98.1%
(Cost $305,319,126)		273,304,010
NET OTHER ASSETS (LIABILITIES) - 1.9%		5,427,641
NET ASSETS - 100%		$278,731,651

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	128	Dec. 2018	$6,122,880	$(16,907)	$(16,907)

The notional amount of futures purchased as a percentage of Net Assets is 2.2%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,442,783 or 2.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,996.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$309,194
Fidelity Securities Lending Cash Central Fund	110,375
Total	$419,569

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,971,705	$8,971,705	$--	$--
Consumer Discretionary	45,842,320	45,842,320	--	--
Consumer Staples	18,703,068	18,592,193	--	110,875
Energy	9,173,310	9,173,310	--	--
Financials	36,881,654	35,978,987	902,667	--
Health Care	21,597,503	21,597,503	--	--
Industrials	40,638,586	40,638,586	--	--
Information Technology	20,540,686	19,762,943	740,785	36,958
Materials	31,047,578	31,047,578	--	--
Real Estate	17,271,639	17,271,639	--	--
Utilities	8,657,268	8,657,268	--	--
Government Obligations	309,631	--	309,631	--
Money Market Funds	13,669,062	13,669,062	--	--
Total Investments in Securities:	$273,304,010	$271,203,094	$1,953,083	$147,833
Derivative Instruments:
Liabilities
Futures Contracts	$(16,907)	$(16,907)	$--	$--
Total Liabilities	$(16,907)	$(16,907)	$--	$--
Total Derivative Instruments:	$(16,907)	$(16,907)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(16,907)
Total Equity Risk	0	(16,907)
Total Value of Derivatives	$0	$(16,907)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,080,445) — See accompanying schedule: Unaffiliated issuers (cost $291,650,224)	$259,634,948
Fidelity Central Funds (cost $13,668,902)	13,669,062
Total Investment in Securities (cost $305,319,126)		$273,304,010
Foreign currency held at value (cost $78,311)		78,159
Receivable for investments sold		9,296,461
Receivable for fund shares sold		188,247
Dividends receivable		128,304
Distributions receivable from Fidelity Central Funds		26,008
Prepaid expenses		839
Receivable from investment adviser for expense reductions		35
Other receivables		131,965
Total assets		283,154,028
Liabilities
Payable to custodian bank	$771,649
Payable for investments purchased	358,932
Payable for fund shares redeemed	661,286
Accrued management fee	208,323
Distribution and service plan fees payable	15,767
Payable for daily variation margin on futures contracts	16,907
Other affiliated payables	70,848
Other payables and accrued expenses	277,195
Collateral on securities loaned	2,041,470
Total liabilities		4,422,377
Net Assets		$278,731,651
Net Assets consist of:
Paid in capital		$313,680,032
Total distributable earnings (loss)		(34,948,381)
Net Assets		$278,731,651
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,471,629 ÷ 1,204,469 shares)		$12.01
Maximum offering price per share (100/94.25 of $12.01)		$12.74
Class M:
Net Asset Value and redemption price per share ($5,374,097 ÷ 450,151 shares)		$11.94
Maximum offering price per share (100/96.50 of $11.94)		$12.37
Class C:
Net Asset Value and offering price per share ($11,277,806 ÷ 967,110 shares)(a)		$11.66
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($188,690,039 ÷ 15,594,899 shares)		$12.10
Class I:
Net Asset Value, offering price and redemption price per share ($57,505,607 ÷ 4,742,108 shares)		$12.13
Class Z:
Net Asset Value, offering price and redemption price per share ($1,412,473 ÷ 116,433 shares)		$12.13

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$11,976,209
Interest		10,117
Income from Fidelity Central Funds		419,569
Income before foreign taxes withheld		12,405,895
Less foreign taxes withheld		(1,011,481)
Total income		11,394,414
Expenses
Management fee	$3,563,125
Transfer agent fees	819,817
Distribution and service plan fees	251,929
Accounting and security lending fees	221,004
Custodian fees and expenses	397,085
Independent trustees' fees and expenses	2,153
Registration fees	97,487
Audit	96,635
Legal	855
Interest	788
Miscellaneous	2,416
Total expenses before reductions	5,453,294
Expense reductions	(177,951)
Total expenses after reductions		5,275,343
Net investment income (loss)		6,119,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $86,279)	(2,365,412)
Fidelity Central Funds	433
Foreign currency transactions	(613,305)
Futures contracts	(803,067)
Total net realized gain (loss)		(3,781,351)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $567,272)	(74,718,839)
Fidelity Central Funds	(851)
Assets and liabilities in foreign currencies	(17,214)
Futures contracts	(16,907)
Total change in net unrealized appreciation (depreciation)		(74,753,811)
Net gain (loss)		(78,535,162)
Net increase (decrease) in net assets resulting from operations		$(72,416,091)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,119,071	$2,767,445
Net realized gain (loss)	(3,781,351)	9,091,626
Change in net unrealized appreciation (depreciation)	(74,753,811)	38,838,325
Net increase (decrease) in net assets resulting from operations	(72,416,091)	50,697,396
Distributions to shareholders	(9,625,215)	–
Distributions to shareholders from net investment income	–	(659,806)
Distributions to shareholders from net realized gain	–	(485,420)
Total distributions	(9,625,215)	(1,145,226)
Share transactions - net increase (decrease)	(24,209,703)	249,358,868
Redemption fees	66,640	166,495
Total increase (decrease) in net assets	(106,184,369)	299,077,533
Net Assets
Beginning of period	384,916,020	85,838,487
End of period	$278,731,651	$384,916,020
Other Information
Undistributed net investment income end of period		$2,568,661

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.03	$12.27	$10.92	$12.17	$12.49
Income from Investment Operations
Net investment income (loss)A	.18	.14	.09	.09B	.04
Net realized and unrealized gain (loss)	(2.89)	2.74	1.30	(1.34)	(.01)
Total from investment operations	(2.71)	2.88	1.39	(1.25)	.03
Distributions from net investment income	(.08)	(.07)	(.05)	–	(.06)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.31)	(.13)	(.05)	–	(.36)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$12.01	$15.03	$12.27	$10.92	$12.17
Total ReturnD,E	(18.39)%	23.89%	12.93%	(10.27)%	.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.63%	1.89%	1.88%	1.82%
Expenses net of fee waivers, if any	1.52%	1.63%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.48%	1.62%	1.70%	1.69%	1.70%
Net investment income (loss)	1.22%	1.03%	.85%	.76%B	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$14,472	$16,062	$5,252	$4,660	$4,362
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.94	$12.20	$10.86	$12.13	$12.44
Income from Investment Operations
Net investment income (loss)A	.14	.10	.07	.06B	–C
Net realized and unrealized gain (loss)	(2.87)	2.74	1.28	(1.33)	–C
Total from investment operations	(2.73)	2.84	1.35	(1.27)	–C
Distributions from net investment income	(.04)	(.04)	(.02)	–	(.02)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.27)	(.11)D	(.02)	–	(.32)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$11.94	$14.94	$12.20	$10.86	$12.13
Total ReturnE,F	(18.58)%	23.63%	12.58%	(10.47)%	.05%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.79%	1.92%	2.17%	2.16%	2.10%
Expenses net of fee waivers, if any	1.79%	1.92%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.75%	1.90%	1.94%	1.94%	1.95%
Net investment income (loss)	.94%	.74%	.60%	.51%B	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$5,374	$9,393	$2,868	$2,015	$2,031
Portfolio turnover rateI	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.64	$11.97	$10.69	$12.00	$12.35
Income from Investment Operations
Net investment income (loss)A	.06	.04	.01	–B,C	(.06)
Net realized and unrealized gain (loss)	(2.79)	2.69	1.26	(1.31)	–C
Total from investment operations	(2.73)	2.73	1.27	(1.31)	(.06)
Distributions from net investment income	(.02)	(.01)	–	–	–
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.25)	(.07)	–	–	(.30)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$11.66	$14.64	$11.97	$10.69	$12.00
Total ReturnD,E	(18.97)%	23.02%	11.97%	(10.92)%	(.42)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.28%	2.38%	2.63%	2.64%	2.58%
Expenses net of fee waivers, if any	2.28%	2.38%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.24%	2.37%	2.44%	2.44%	2.45%
Net investment income (loss)	.45%	.28%	.10%	.01%B	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,278	$14,168	$2,203	$1,675	$1,750
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$12.33	$10.98	$12.21	$12.52
Income from Investment Operations
Net investment income (loss)A	.23	.18	.12	.12B	.07
Net realized and unrealized gain (loss)	(2.91)	2.76	1.31	(1.35)	–C
Total from investment operations	(2.68)	2.94	1.43	(1.23)	.07
Distributions from net investment income	(.11)	(.09)	(.09)	–	(.09)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.34)	(.16)D	(.09)	–	(.39)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$12.10	$15.12	$12.33	$10.98	$12.21
Total ReturnE	(18.11)%	24.30%	13.19%	(10.07)%	.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.35%	1.55%	1.56%	1.48%
Expenses net of fee waivers, if any	1.22%	1.35%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.18%	1.34%	1.44%	1.44%	1.45%
Net investment income (loss)	1.51%	1.31%	1.10%	1.01%B	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$188,690	$248,124	$67,178	$61,601	$78,377
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.15	$12.37	$11.02	$12.25	$12.53
Income from Investment Operations
Net investment income (loss)A	.23	.19	.13	.12B	.07
Net realized and unrealized gain (loss)	(2.90)	2.75	1.30	(1.35)	–C
Total from investment operations	(2.67)	2.94	1.43	(1.23)	.07
Distributions from net investment income	(.12)	(.10)	(.09)	–	(.06)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.35)	(.17)D	(.09)	–	(.36)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$12.13	$15.15	$12.37	$11.02	$12.25
Total ReturnE	(18.06)%	24.25%	13.16%	(10.04)%	.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.32%	1.59%	1.54%	1.56%
Expenses net of fee waivers, if any	1.22%	1.32%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.18%	1.30%	1.44%	1.43%	1.45%
Net investment income (loss)	1.51%	1.34%	1.10%	1.01%B	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$57,506	$97,170	$8,337	$1,410	$481
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.101 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.19
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	(1.06)
Total from investment operations	(1.06)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$12.13
Total ReturnD,E	(8.04)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%H
Expenses net of fee waivers, if any	1.02%H
Expenses net of all reductions	.98%H
Net investment income (loss)	(.12)%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,412
Portfolio turnover rateI	98%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,925,931
Gross unrealized depreciation	(52,354,716)
Net unrealized appreciation (depreciation)	$(35,428,785)
Tax Cost	$308,732,795

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,482,081
Capital loss carryforward	$(3,929,791)
Net unrealized appreciation (depreciation) on securities and other investments	$(35,445,320)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,929,791)
Long-term	-
Total no expiration	$(3,929,791)
Total capital loss carryforward	$(3,929,791)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$7,036,307	$ 1,145,226
Long-term Capital Gains	2,588,908	-
Total	$9,625,215	$ 1,145,226

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $389,008,799 and $430,453,965, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$47,932	$6,372
Class M	.25%	.25%	50,092	2,771
Class C	.75%	.25%	153,905	58,660
			$251,929	$67,803

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$31,977
Class M	3,633
Class C(a)	3,878
$39,488

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$44,392.23
Class M	25,764.26
Class C	37,951.25
Emerging Markets Discovery	532,258.19
Class I	179,443.19
Class Z	9	.04(a)
	$819,817

 (a) Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,074 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,425,667	2.14%	$788

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,543.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $110,375, including $73 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	1.30%	$35

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $173,608 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,308.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$352,909	$–
Class M	173,255	–
Class C	250,963	–
Emerging Markets Discovery	6,626,159	–
Class I	2,221,929	–
Total	$9,625,215	$–
From net investment income
Class A	$–	$29,900
Class M	–	10,789
Class C	–	1,070
Emerging Markets Discovery	–	534,294
Class I	–	83,753
Total	$–	$659,806
From net realized gain
Class A	$–	$29,370
Class M	–	15,653
Class C	–	12,406
Emerging Markets Discovery	–	375,874
Class I	–	52,117
Total	$–	$485,420

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018 (a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	777,539	938,873	$11,772,607	$12,644,829
Reinvestment of distributions	23,808	4,936	349,501	55,853
Shares redeemed	(665,814)	(303,068)	(9,435,862)	(4,070,793)
Net increase (decrease)	135,533	640,741	$2,686,246	$8,629,889
Class M
Shares sold	210,943	451,879	$3,284,695	$5,910,208
Reinvestment of distributions	11,842	2,312	173,256	26,067
Shares redeemed	(401,523)	(60,393)	(5,504,533)	(796,878)
Net increase (decrease)	(178,738)	393,798	$(2,046,582)	$5,139,397
Class C
Shares sold	347,529	856,704	$5,193,330	$11,379,958
Reinvestment of distributions	17,450	1,203	250,411	13,340
Shares redeemed	(365,570)	(74,143)	(5,076,684)	(999,641)
Net increase (decrease)	(591)	783,764	$367,057	$10,393,657
Emerging Markets Discovery
Shares sold	10,973,034	14,972,932	$167,396,079	$202,173,147
Reinvestment of distributions	427,369	74,929	6,303,689	850,905
Shares redeemed	(12,217,890)	(4,082,672)	(179,945,966)	(56,381,917)
Net increase (decrease)	(817,487)	10,965,189	$(6,246,198)	$146,642,135
Class I
Shares sold	3,126,297	6,604,470	$46,808,802	$89,627,624
Reinvestment of distributions	148,725	11,894	2,198,156	135,413
Shares redeemed	(4,945,734)	(877,747)	(69,393,677)	(11,209,247)
Net increase (decrease)	(1,670,712)	5,738,617	$(20,386,719)	$78,553,790
Class Z
Shares sold	117,308	–	$1,426,892	$–
Shares redeemed	(875)	–	(10,399)	–
Net increase (decrease)	116,433	–	$1,416,493	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Emerging Markets Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Emerging Markets Discovery and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Class A	1.54%
Actual		$1,000.00	$773.30	$6.88-B
Hypothetical-C		$1,000.00	$1,017.44	$7.83-D
Class M	1.82%
Actual		$1,000.00	$772.80	$8.13-B
Hypothetical-C		$1,000.00	$1,016.03	$9.25-D
Class C	2.32%
Actual		$1,000.00	$770.70	$10.35-B
Hypothetical-C		$1,000.00	$1,013.51	$11.77-D
Emerging Markets Discovery	1.25%
Actual		$1,000.00	$774.60	$5.59-B
Hypothetical-C		$1,000.00	$1,018.90	$6.36-D
Class I	1.24%
Actual		$1,000.00	$775.10	$5.55-B
Hypothetical-C		$1,000.00	$1,018.95	$6.31-D
Class Z	1.02%
Actual		$1,000.00	$919.60	$.80-B
Hypothetical-C		$1,000.00	$1,020.06	$5.19-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Emerging Markets Discovery and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/17/18	12/14/18	$0.180	$0.008
Class M	12/17/18	12/14/18	$0.098	$0.008
Class C	12/17/18	12/14/18	$0.051	$0.008
Emerging Markets Discovery	12/17/18	12/14/18	$0.222	$0.008
Class I	12/17/18	12/14/18	$0.218	$0.008
Class Z	12/17/18	12/14/18	$0.256	$0.008

Class A designates 51%; Class M designates 60%; Class C designates 68%; Emerging Markets Discovery designates 45%; and Class I designates 45%; of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/18/17	$0.1720	$0.0180
Class M	12/18/17	$0.1447	$0.0180
Class C	12/18/17	$0.1274	$0.0180
Emerging Markets Discovery	12/18/17	$0.1950	$0.0180
Class I	12/18/17	$0.1965	$0.0180

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Emerging Markets Discovery Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AEMD-ANN-1218
1.931250.106

Fidelity® Emerging Markets Discovery Fund Fidelity® Total Emerging Markets Fund Annual Report October 31, 2018

Contents

Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Discovery Fund	(18.11)%	0.83%	4.22%

 A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$13,358	Fidelity® Emerging Markets Discovery Fund
$11,209	MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Manager James Hayes:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about -18% to -19%, lagging the -14.51% result of the benchmark MSCI Emerging Markets SMID Cap Index. Heightened concerns related to a number of geopolitical and macro factors weighed heavily on emerging-markets equities the past 12 months. This made for a challenging environment for security selection, which was the primary detractor from the fund’s performance versus the benchmark. Our choices in South Korea, China and Taiwan hurt our relative result most. By sector, picks among consumer discretionary, information technology and materials notably hurt relative performance. Conversely, stock selection in industrials was a plus versus the benchmark. Our cash position of roughly 3%, on average, was another positive against the market’s steep decline. A position in Chinese software firm Kingsoft, which we established the past 12 months, was the largest detractor. Shares of Kingsoft plunged in July, along with other Chinese game developers, after the government called for tighter industry-wide regulations. Conversely, it helped most to own TCI, a Taiwan-based manufacturer and distributor of health foods and beauty care. The firm reported solid year-over-year sales, and also raised its revenue outlook for 2018.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:   On May 31, 2018, Xiaoting Zhao assumed co-management responsibilities for the fund. On June 30, 2018, Jane Wu assumed portfolio management responsibilities for the fund's health care sleeve, replacing Tim Gannon. On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunications services subportfolio, succeeding James Hayes.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Fu Shou Yuan International Group Ltd. (Cayman Islands, Diversified Consumer Services)	2.0
Samsonite International SA (Luxembourg, Textiles, Apparel & Luxury Goods)	1.7
Fourlis Holdings SA (Greece, Specialty Retail)	1.4
B2W Companhia Global do Varejo (Brazil, Internet & Direct Marketing Retail)	1.3
Titan Cement Co. SA (Reg.) (Greece, Construction Materials)	1.3
7.7

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Consumer Discretionary	16.4
Industrials	14.5
Financials	13.3
Materials	11.3
Health Care	7.9

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	10.6
Brazil	10.6
India	9.9
Korea (South)	7.8
China	6.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks and Equity Futures	95.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Fidelity® Emerging Markets Discovery Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value
Argentina - 0.5%
BBVA Banco Frances SA sponsored ADR	46,000	$504,620
Central Puerto SA sponsored ADR	43,500	416,730
Inversiones y Representaciones SA ADR	24,727	330,600

TOTAL ARGENTINA		1,251,950

Bangladesh - 0.3%
BRAC Bank Ltd.	978,600	821,382
Bermuda - 2.6%
AGTech Holdings Ltd. (a)	13,120,000	677,587
Cosan Ltd. Class A	62,500	521,875
Joy City Property Ltd.	4,825,000	510,683
Kunlun Energy Co. Ltd.	408,400	463,502
Pacific Basin Shipping Ltd.	9,504,000	2,072,423
Shangri-La Asia Ltd.	2,212,000	3,018,178

TOTAL BERMUDA		7,264,248

Brazil - 8.8%
Azul SA sponsored ADR (a)	95,400	2,325,852
B2W Companhia Global do Varejo (a)	399,520	3,703,732
BR Malls Participacoes SA	407,100	1,389,270
BTG Pactual Participations Ltd. unit	145,800	774,544
Companhia de Saneamento de Minas Gerais	84,620	1,166,467
Construtora Tenda SA (a)	86,300	661,599
Direcional Engenharia SA	527,900	1,012,819
Equatorial Energia SA	67,600	1,235,019
Fibria Celulose SA	107,700	2,079,335
Localiza Rent A Car SA	353,385	2,730,033
Natura Cosmeticos SA	143,500	1,256,661
Notre Dame Intermedica Participacoes SA	302,517	1,961,503
QGEP Participacoes SA	592,500	1,910,520
Tegma Gestao Logistica SA	371,100	2,291,516

TOTAL BRAZIL		24,498,870

British Virgin Islands - 0.4%
Dolphin Capital Investors Ltd. (a)	8,361,857	649,304
Mail.Ru Group Ltd. GDR (Reg. S) (a)	19,000	506,160

TOTAL BRITISH VIRGIN ISLANDS		1,155,464

Canada - 0.6%
Pan American Silver Corp.	121,600	1,785,088
Cayman Islands - 10.6%
Airtac International Group	171,000	1,471,924
ASM Pacific Technology Ltd.	61,600	531,796
Chailease Holding Co. Ltd.	426,540	1,215,123
China Biologic Products Holdings, Inc. (a)	27,056	1,797,601
China Literature Ltd. (a)(b)	173,200	935,357
E-House China Enterprise Holdings Ltd. (a)	18,000	31,584
ENN Energy Holdings Ltd.	61,800	525,248
Fu Shou Yuan International Group Ltd. (b)	7,173,000	5,497,326
GDS Holdings Ltd. ADR (a)(c)	14,400	337,968
General Interface Solution Holding Ltd.	126,000	417,144
Haitian International Holdings Ltd.	1,328,000	2,590,988
Kingdee International Software Group Co. Ltd.	493,000	402,349
Kingsoft Corp. Ltd.	1,720,760	2,435,674
LexinFintech Holdings Ltd. ADR	11,800	115,404
Longfor Properties Co. Ltd.	214,500	520,799
Momo, Inc. ADR (a)	24,490	822,129
NetEase, Inc. ADR	3,400	706,690
Parade Technologies Ltd.	45,000	595,921
PPDAI Group, Inc. ADR (a)	23,680	135,213
Shimao Property Holdings Ltd.	200,000	391,229
Silergy Corp.	34,000	432,680
SITC International Holdings Co. Ltd.	3,609,500	2,651,218
Sohu.Com Ltd. ADR (a)(c)	22,600	408,382
TAL Education Group ADR (a)	14,270	413,545
Uni-President China Holdings Ltd.	2,183,000	2,118,431
Wise Talent Information Technology Co. Ltd. (a)	81,705	267,246
Yuzhou Properties Co.	1,409,000	503,089
YY, Inc. ADR (a)	9,400	600,660
Zai Lab Ltd. ADR (a)	45,700	747,652

TOTAL CAYMAN ISLANDS		29,620,370

Chile - 1.0%
Compania Cervecerias Unidas SA sponsored ADR	21,400	536,498
Empresas CMPC SA	657,727	2,264,228

TOTAL CHILE		2,800,726

China - 6.7%
BBMG Corp. (H Shares)	1,928,000	531,052
China Longyuan Power Grid Corp. Ltd. (H Shares)	2,658,200	2,020,272
China Oilfield Services Ltd. (H Shares)	2,166,000	2,030,120
China Suntien Green Energy Corp. Ltd. (H Shares)	996,000	254,018
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	176,800	613,356
Hangzhou Tigermed Consulting Co. Ltd. Class A	349,227	2,133,215
Lens Technology Co. Ltd. Class A	443,629	492,239
Luxshare Precision Industry Co. Ltd. Class A	387,276	921,603
Qingdao Haier Co. Ltd.	1,024,896	1,860,068
Shanghai International Airport Co. Ltd. (A Shares)	268,641	1,908,232
Shenzhen Inovance Technology Co. Ltd. Class A	78,950	252,164
Sinopec Engineering Group Co. Ltd. (H Shares)	2,603,000	2,419,790
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	583,708	1,119,611
Tsingtao Brewery Co. Ltd. (H Shares)	252,000	994,574
Zhengzhou Yutong Bus Co. Ltd.	805,862	1,231,497

TOTAL CHINA		18,781,811

Colombia - 0.2%
Bancolombia SA sponsored ADR	14,600	539,324
Cyprus - 0.9%
Globaltrans Investment PLC GDR (Reg. S)	241,500	2,366,700
Egypt - 0.8%
Credit Agricole Egypt	295,880	662,098
Egyptian Kuwaiti Holding	944,400	1,056,784
Six of October Development & Investment Co. (a)	660,300	549,022

TOTAL EGYPT		2,267,904

Greece - 3.1%
Alpha Bank AE (a)	777,600	1,175,799
Fourlis Holdings SA	790,000	3,874,456
Titan Cement Co. SA (Reg.)	163,500	3,600,060

TOTAL GREECE		8,650,315

Hong Kong - 1.4%
China Everbright International Ltd.	484,000	385,746
China Resources Beer Holdings Co. Ltd.	508,000	1,765,250
Far East Horizon Ltd.	1,013,584	982,312
Sun Art Retail Group Ltd.	758,000	828,373

TOTAL HONG KONG		3,961,681

India - 9.9%
Adani Ports & Special Economic Zone Ltd.	543,992	2,345,212
CESC Ltd. GDR	57,246	537,900
Deccan Cements Ltd. (a)	192,054	966,242
Dr Lal Pathlabs Ltd.	145,424	1,729,417
EIH Ltd. (a)	366,260	801,751
Federal Bank Ltd.	1,142,081	1,277,815
Future Retail Ltd.	92,503	611,788
IndusInd Bank Ltd.	26,000	500,982
JK Cement Ltd. (a)	119,271	1,084,744
LIC Housing Finance Ltd.	376,564	2,093,097
Lupin Ltd. (a)	200,360	2,398,712
Manappuram General Finance & Leasing Ltd.	1,230,188	1,328,989
Natco Pharma Ltd.	209,921	2,140,507
Oberoi Realty Ltd.	299,038	1,711,705
Phoenix Mills Ltd.	85,006	636,051
Piramal Enterprises Ltd.	92,839	2,727,428
Power Grid Corp. of India Ltd.	412,968	1,038,283
RP-SG Business Process Services Ltd. (a)(d)	11,449	36,958
RP-SG Retail Ltd. (a)(d)	34,347	110,875
Solar Industries India Ltd.	45,145	612,015
The Ramco Cements Ltd. (a)	160,611	1,302,196
Torrent Pharmaceuticals Ltd.	73,711	1,661,986

TOTAL INDIA		27,654,653

Indonesia - 1.0%
PT Bank Negara Indonesia (Persero) Tbk	1,264,200	609,128
PT Media Nusantara Citra Tbk	6,539,200	335,509
PT Pakuwon Jati Tbk	33,174,700	1,043,085
PT Semen Gresik (Persero) Tbk	784,800	464,608
PT XL Axiata Tbk (a)	2,046,400	352,677

TOTAL INDONESIA		2,805,007

Italy - 0.6%
Prada SpA	474,600	1,676,422
Korea (South) - 7.0%
AMOREPACIFIC Group, Inc.	27,324	1,487,134
BS Financial Group, Inc.	247,083	1,643,611
Cafe24 Corp. (a)	4,890	473,571
Daou Technology, Inc.	35,439	621,192
F&F Co. Ltd.	21,020	961,651
HDC Hyundai Development Co. (a)	19,446	749,890
Hyundai Fire & Marine Insurance Co. Ltd.	26,242	961,363
Hyundai Wia Corp.	36,018	934,385
Iljin Materials Co. Ltd.	31,115	1,239,419
Kakao Corp.	8,490	681,581
KEPCO Plant Service & Engineering Co. Ltd.	17,372	418,694
Kolon Industries, Inc.	6,480	285,097
Korean Reinsurance Co.	84,046	713,765
LG Chemical Ltd.	4,084	1,242,023
LG Innotek Co. Ltd.	11,251	1,222,720
Meerecompany, Inc.	2,340	127,152
NCSOFT Corp.	7,457	2,806,995
Samsung Electro-Mechanics Co. Ltd.	7,195	744,093
Samsung SDI Co. Ltd.	5,765	1,189,884
ViroMed Co. Ltd. (a)	6,761	1,103,921

TOTAL KOREA (SOUTH)		19,608,141

Luxembourg - 1.7%
Samsonite International SA	1,657,200	4,754,812
Malaysia - 0.8%
British American Tobacco (Malaysia) Bhd	212,500	1,579,340
Matrix Concepts Holdings Bhd	1,635,700	723,156

TOTAL MALAYSIA		2,302,496

Mauritius - 0.3%
MakeMyTrip Ltd. (a)(c)	30,900	766,011
Mexico - 3.3%
Credito Real S.A.B. de CV	667,000	763,102
Fibra Uno Administracion SA de CV	1,791,460	1,925,225
Gruma S.A.B. de CV Series B	170,400	1,778,386
Grupo Comercial Chedraui S.A.B. de CV	619,100	1,094,452
Grupo GICSA SA de CV (a)	696,970	271,401
Industrias Penoles SA de CV	137,650	1,940,073
Macquarie Mexican (REIT) (b)	672,100	654,456
Megacable Holdings S.A.B. de CV unit	39,900	176,919
Qualitas Controladora S.A.B. de CV	339,600	684,274

TOTAL MEXICO		9,288,288

Netherlands - 0.3%
VEON Ltd. sponsored ADR	70,000	196,700
Yandex NV Series A (a)	24,806	747,405

TOTAL NETHERLANDS		944,105

Panama - 0.7%
Copa Holdings SA Class A	24,900	1,803,507
Peru - 1.0%
Compania de Minas Buenaventura SA sponsored ADR	192,200	2,660,048
Philippines - 2.1%
Metro Pacific Investments Corp.	33,861,300	3,041,605
Metropolitan Bank & Trust Co.	547,928	672,131
Philippine Seven Corp.	578,300	1,136,319
Pilipinas Shell Petroleum Corp.	197,300	179,256
Robinsons Land Corp.	2,189,208	858,280

TOTAL PHILIPPINES		5,887,591

Russia - 0.9%
Bank St. Petersburg PJSC (a)	1,478,500	1,113,245
LSR Group OJSC	77,164	737,391
RusHydro PJSC	68,809,000	574,298

TOTAL RUSSIA		2,424,934

Saudi Arabia - 0.4%
Samba Financial Group	140,000	1,158,845
Singapore - 0.8%
First Resources Ltd.	1,492,500	1,702,451
Yoma Strategic Holdings Ltd.	2,457,700	452,452

TOTAL SINGAPORE		2,154,903

South Africa - 6.2%
Barclays Africa Group Ltd.	110,556	1,117,438
Bidvest Group Ltd.	208,900	2,602,241
Impala Platinum Holdings Ltd. (a)	778,100	1,434,626
Imperial Holdings Ltd.	269,400	2,974,950
Mr Price Group Ltd.	106,200	1,662,702
MTN Group Ltd.	56,500	327,453
Nampak Ltd. (a)	1,232,738	1,240,885
Old Mutual Ltd.	434,000	667,511
Pick 'n Pay Stores Ltd.	313,000	1,445,497
Redefine Properties Ltd.	2,169,800	1,410,499
Reunert Ltd.	323,600	1,749,337
Sanlam Ltd.	105,000	528,541

TOTAL SOUTH AFRICA		17,161,680

Sri Lanka - 0.4%
Dialog Axiata PLC	6,034,611	398,642
Hatton National Bank PLC	525,633	613,937

TOTAL SRI LANKA		1,012,579

Taiwan - 6.2%
Advantech Co. Ltd.	79,693	548,267
Chipbond Technology Corp.	375,000	687,973
Chroma ATE, Inc.	248,000	869,107
Cleanaway Co. Ltd.	300,000	1,652,105
CTCI Corp.	1,217,000	1,715,801
Delta Electronics, Inc.	73,000	306,520
E Ink Holdings, Inc.	472,000	371,984
Global Unichip Corp.	50,000	339,142
Inventec Corp.	1,202,000	968,650
LandMark Optoelectronics Corp.	92,000	610,649
Largan Precision Co. Ltd.	4,080	441,466
Lien Hwa Industrial Corp.	321,200	315,904
Nan Liu Enterprise Co. Ltd.	440,000	2,231,230
PChome Online, Inc. (a)	90,000	409,877
Sino-American Silicon Products, Inc.	117,000	217,671
Sporton International, Inc.	108,290	402,233
Taiwan Fertilizer Co. Ltd.	1,661,000	2,253,258
TCI Co. Ltd.	39,581	552,923
United Microelectronics Corp.	1,945,000	740,785
Vanguard International Semiconductor Corp.	494,000	909,481
Win Semiconductors Corp.	146,000	447,990
Wiwynn Corp.	36,027	259,493

TOTAL TAIWAN		17,252,509

Thailand - 3.6%
Bangkok Bank PCL (For. Reg.)	165,100	1,055,525
Com7 PCL	4,304,700	2,687,192
PTT Global Chemical PCL (For. Reg.)	444,800	1,036,212
Siam Cement PCL (For. Reg.)	233,400	2,942,135
Siam Commercial Bank PCL (For. Reg.)	129,200	535,736
Star Petroleum Refining PCL	4,396,700	1,869,526

TOTAL THAILAND		10,126,326

Turkey - 1.7%
Aksa Akrilik Kimya Sanayii	679,300	1,099,840
Aselsan A/S	349,600	1,579,880
Tupras Turkiye Petrol Rafinerileri A/S	82,528	1,944,493

TOTAL TURKEY		4,624,213

United Arab Emirates - 0.7%
Aldar Properties PJSC	2,460,310	1,158,770
Emaar Properties PJSC	585,967	813,588

TOTAL UNITED ARAB EMIRATES		1,972,358

United Kingdom - 1.8%
Bank of Georgia Group PLC	27,240	542,955
Contemporary Amperex Technology Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 6/24/19(a)(b)	33,300	355,644
Georgia Capital PLC (a)	52,700	788,125
NMC Health PLC	45,983	2,075,950
TBC Bank Group PLC	28,353	612,470
Tonghua Dongbao Pharmaceutical Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 3/26/19 (a)	285,190	547,023

TOTAL UNITED KINGDOM		4,922,167

United States of America - 0.6%
MercadoLibre, Inc.	4,780	1,551,110
Uxin Ltd. ADR (a)	22,620	123,053

TOTAL UNITED STATES OF AMERICA		1,674,163

Vietnam - 0.1%
FTP Corp.	217,196	390,284
TOTAL COMMON STOCKS
(Cost $282,444,944)		250,791,875

Nonconvertible Preferred Stocks - 3.1%
Brazil - 1.8%
Banco ABC Brasil SA	308,106	1,338,727
Banco do Estado Rio Grande do Sul SA	165,600	883,734
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (c)	163,060	1,143,051
Metalurgica Gerdau SA (PN)	620,400	1,323,653
TIM Participacoes SA sponsored ADR	20,180	312,185

TOTAL BRAZIL		5,001,350

Korea (South) - 0.8%
Hyundai Motor Co. Series 2	28,066	1,741,519
Samsung Fire & Marine Insurance Co. Ltd.	3,488	544,140

TOTAL KOREA (SOUTH)		2,285,659

Russia - 0.5%
Sberbank of Russia	502,800	1,246,433
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $8,895,634)		8,533,442
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.02% to 2.09% 11/8/18 to 11/29/18(e)
(Cost $309,646)	$310,000	309,631
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.23% (f)	11,625,158	11,627,483
Fidelity Securities Lending Cash Central Fund 2.23% (f)(g)	2,041,375	2,041,579
TOTAL MONEY MARKET FUNDS
(Cost $13,668,902)		13,669,062
TOTAL INVESTMENT IN SECURITIES - 98.1%
(Cost $305,319,126)		273,304,010
NET OTHER ASSETS (LIABILITIES) - 1.9%		5,427,641
NET ASSETS - 100%		$278,731,651

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	128	Dec. 2018	$6,122,880	$(16,907)	$(16,907)

The notional amount of futures purchased as a percentage of Net Assets is 2.2%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,442,783 or 2.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $8,996.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$309,194
Fidelity Securities Lending Cash Central Fund	110,375
Total	$419,569

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,971,705	$8,971,705	$--	$--
Consumer Discretionary	45,842,320	45,842,320	--	--
Consumer Staples	18,703,068	18,592,193	--	110,875
Energy	9,173,310	9,173,310	--	--
Financials	36,881,654	35,978,987	902,667	--
Health Care	21,597,503	21,597,503	--	--
Industrials	40,638,586	40,638,586	--	--
Information Technology	20,540,686	19,762,943	740,785	36,958
Materials	31,047,578	31,047,578	--	--
Real Estate	17,271,639	17,271,639	--	--
Utilities	8,657,268	8,657,268	--	--
Government Obligations	309,631	--	309,631	--
Money Market Funds	13,669,062	13,669,062	--	--
Total Investments in Securities:	$273,304,010	$271,203,094	$1,953,083	$147,833
Derivative Instruments:
Liabilities
Futures Contracts	$(16,907)	$(16,907)	$--	$--
Total Liabilities	$(16,907)	$(16,907)	$--	$--
Total Derivative Instruments:	$(16,907)	$(16,907)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(16,907)
Total Equity Risk	0	(16,907)
Total Value of Derivatives	$0	$(16,907)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,080,445) — See accompanying schedule: Unaffiliated issuers (cost $291,650,224)	$259,634,948
Fidelity Central Funds (cost $13,668,902)	13,669,062
Total Investment in Securities (cost $305,319,126)		$273,304,010
Foreign currency held at value (cost $78,311)		78,159
Receivable for investments sold		9,296,461
Receivable for fund shares sold		188,247
Dividends receivable		128,304
Distributions receivable from Fidelity Central Funds		26,008
Prepaid expenses		839
Receivable from investment adviser for expense reductions		35
Other receivables		131,965
Total assets		283,154,028
Liabilities
Payable to custodian bank	$771,649
Payable for investments purchased	358,932
Payable for fund shares redeemed	661,286
Accrued management fee	208,323
Distribution and service plan fees payable	15,767
Payable for daily variation margin on futures contracts	16,907
Other affiliated payables	70,848
Other payables and accrued expenses	277,195
Collateral on securities loaned	2,041,470
Total liabilities		4,422,377
Net Assets		$278,731,651
Net Assets consist of:
Paid in capital		$313,680,032
Total distributable earnings (loss)		(34,948,381)
Net Assets		$278,731,651
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($14,471,629 ÷ 1,204,469 shares)		$12.01
Maximum offering price per share (100/94.25 of $12.01)		$12.74
Class M:
Net Asset Value and redemption price per share ($5,374,097 ÷ 450,151 shares)		$11.94
Maximum offering price per share (100/96.50 of $11.94)		$12.37
Class C:
Net Asset Value and offering price per share ($11,277,806 ÷ 967,110 shares)(a)		$11.66
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($188,690,039 ÷ 15,594,899 shares)		$12.10
Class I:
Net Asset Value, offering price and redemption price per share ($57,505,607 ÷ 4,742,108 shares)		$12.13
Class Z:
Net Asset Value, offering price and redemption price per share ($1,412,473 ÷ 116,433 shares)		$12.13

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$11,976,209
Interest		10,117
Income from Fidelity Central Funds		419,569
Income before foreign taxes withheld		12,405,895
Less foreign taxes withheld		(1,011,481)
Total income		11,394,414
Expenses
Management fee	$3,563,125
Transfer agent fees	819,817
Distribution and service plan fees	251,929
Accounting and security lending fees	221,004
Custodian fees and expenses	397,085
Independent trustees' fees and expenses	2,153
Registration fees	97,487
Audit	96,635
Legal	855
Interest	788
Miscellaneous	2,416
Total expenses before reductions	5,453,294
Expense reductions	(177,951)
Total expenses after reductions		5,275,343
Net investment income (loss)		6,119,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $86,279)	(2,365,412)
Fidelity Central Funds	433
Foreign currency transactions	(613,305)
Futures contracts	(803,067)
Total net realized gain (loss)		(3,781,351)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $567,272)	(74,718,839)
Fidelity Central Funds	(851)
Assets and liabilities in foreign currencies	(17,214)
Futures contracts	(16,907)
Total change in net unrealized appreciation (depreciation)		(74,753,811)
Net gain (loss)		(78,535,162)
Net increase (decrease) in net assets resulting from operations		$(72,416,091)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,119,071	$2,767,445
Net realized gain (loss)	(3,781,351)	9,091,626
Change in net unrealized appreciation (depreciation)	(74,753,811)	38,838,325
Net increase (decrease) in net assets resulting from operations	(72,416,091)	50,697,396
Distributions to shareholders	(9,625,215)	–
Distributions to shareholders from net investment income	–	(659,806)
Distributions to shareholders from net realized gain	–	(485,420)
Total distributions	(9,625,215)	(1,145,226)
Share transactions - net increase (decrease)	(24,209,703)	249,358,868
Redemption fees	66,640	166,495
Total increase (decrease) in net assets	(106,184,369)	299,077,533
Net Assets
Beginning of period	384,916,020	85,838,487
End of period	$278,731,651	$384,916,020
Other Information
Undistributed net investment income end of period		$2,568,661

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.03	$12.27	$10.92	$12.17	$12.49
Income from Investment Operations
Net investment income (loss)A	.18	.14	.09	.09B	.04
Net realized and unrealized gain (loss)	(2.89)	2.74	1.30	(1.34)	(.01)
Total from investment operations	(2.71)	2.88	1.39	(1.25)	.03
Distributions from net investment income	(.08)	(.07)	(.05)	–	(.06)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.31)	(.13)	(.05)	–	(.36)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$12.01	$15.03	$12.27	$10.92	$12.17
Total ReturnD,E	(18.39)%	23.89%	12.93%	(10.27)%	.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.63%	1.89%	1.88%	1.82%
Expenses net of fee waivers, if any	1.52%	1.63%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.48%	1.62%	1.70%	1.69%	1.70%
Net investment income (loss)	1.22%	1.03%	.85%	.76%B	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$14,472	$16,062	$5,252	$4,660	$4,362
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.94	$12.20	$10.86	$12.13	$12.44
Income from Investment Operations
Net investment income (loss)A	.14	.10	.07	.06B	–C
Net realized and unrealized gain (loss)	(2.87)	2.74	1.28	(1.33)	–C
Total from investment operations	(2.73)	2.84	1.35	(1.27)	–C
Distributions from net investment income	(.04)	(.04)	(.02)	–	(.02)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.27)	(.11)D	(.02)	–	(.32)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$11.94	$14.94	$12.20	$10.86	$12.13
Total ReturnE,F	(18.58)%	23.63%	12.58%	(10.47)%	.05%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.79%	1.92%	2.17%	2.16%	2.10%
Expenses net of fee waivers, if any	1.79%	1.92%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.75%	1.90%	1.94%	1.94%	1.95%
Net investment income (loss)	.94%	.74%	.60%	.51%B	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$5,374	$9,393	$2,868	$2,015	$2,031
Portfolio turnover rateI	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.64	$11.97	$10.69	$12.00	$12.35
Income from Investment Operations
Net investment income (loss)A	.06	.04	.01	–B,C	(.06)
Net realized and unrealized gain (loss)	(2.79)	2.69	1.26	(1.31)	–C
Total from investment operations	(2.73)	2.73	1.27	(1.31)	(.06)
Distributions from net investment income	(.02)	(.01)	–	–	–
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.25)	(.07)	–	–	(.30)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$11.66	$14.64	$11.97	$10.69	$12.00
Total ReturnD,E	(18.97)%	23.02%	11.97%	(10.92)%	(.42)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.28%	2.38%	2.63%	2.64%	2.58%
Expenses net of fee waivers, if any	2.28%	2.38%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.24%	2.37%	2.44%	2.44%	2.45%
Net investment income (loss)	.45%	.28%	.10%	.01%B	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$11,278	$14,168	$2,203	$1,675	$1,750
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$12.33	$10.98	$12.21	$12.52
Income from Investment Operations
Net investment income (loss)A	.23	.18	.12	.12B	.07
Net realized and unrealized gain (loss)	(2.91)	2.76	1.31	(1.35)	–C
Total from investment operations	(2.68)	2.94	1.43	(1.23)	.07
Distributions from net investment income	(.11)	(.09)	(.09)	–	(.09)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.34)	(.16)D	(.09)	–	(.39)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$12.10	$15.12	$12.33	$10.98	$12.21
Total ReturnE	(18.11)%	24.30%	13.19%	(10.07)%	.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.35%	1.55%	1.56%	1.48%
Expenses net of fee waivers, if any	1.22%	1.35%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.18%	1.34%	1.44%	1.44%	1.45%
Net investment income (loss)	1.51%	1.31%	1.10%	1.01%B	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$188,690	$248,124	$67,178	$61,601	$78,377
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.16 per share is comprised of distributions from net investment income of $.091 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$15.15	$12.37	$11.02	$12.25	$12.53
Income from Investment Operations
Net investment income (loss)A	.23	.19	.13	.12B	.07
Net realized and unrealized gain (loss)	(2.90)	2.75	1.30	(1.35)	–C
Total from investment operations	(2.67)	2.94	1.43	(1.23)	.07
Distributions from net investment income	(.12)	(.10)	(.09)	–	(.06)
Distributions from net realized gain	(.23)	(.06)	–	–	(.30)
Total distributions	(.35)	(.17)D	(.09)	–	(.36)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	.01
Net asset value, end of period	$12.13	$15.15	$12.37	$11.02	$12.25
Total ReturnE	(18.06)%	24.25%	13.16%	(10.04)%	.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%	1.32%	1.59%	1.54%	1.56%
Expenses net of fee waivers, if any	1.22%	1.32%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.18%	1.30%	1.44%	1.43%	1.45%
Net investment income (loss)	1.51%	1.34%	1.10%	1.01%B	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$57,506	$97,170	$8,337	$1,410	$481
Portfolio turnover rateH	98%	58%	60%	103%	148%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.101 and distributions from net realized gain of $.064 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.19
Income from Investment Operations
Net investment income (loss)B	–C
Net realized and unrealized gain (loss)	(1.06)
Total from investment operations	(1.06)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$12.13
Total ReturnD,E	(8.04)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%H
Expenses net of fee waivers, if any	1.02%H
Expenses net of all reductions	.98%H
Net investment income (loss)	(.12)%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,412
Portfolio turnover rateI	98%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,925,931
Gross unrealized depreciation	(52,354,716)
Net unrealized appreciation (depreciation)	$(35,428,785)
Tax Cost	$308,732,795

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,482,081
Capital loss carryforward	$(3,929,791)
Net unrealized appreciation (depreciation) on securities and other investments	$(35,445,320)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,929,791)
Long-term	-
Total no expiration	$(3,929,791)
Total capital loss carryforward	$(3,929,791)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$7,036,307	$ 1,145,226
Long-term Capital Gains	2,588,908	-
Total	$9,625,215	$ 1,145,226

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $389,008,799 and $430,453,965, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .84% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$47,932	$6,372
Class M	.25%	.25%	50,092	2,771
Class C	.75%	.25%	153,905	58,660
			$251,929	$67,803

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$31,977
Class M	3,633
Class C(a)	3,878
$39,488

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$44,392.23
Class M	25,764.26
Class C	37,951.25
Emerging Markets Discovery	532,258.19
Class I	179,443.19
Class Z	9	.04(a)
	$819,817

 (a) Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,074 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,425,667	2.14%	$788

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,543.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,189 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $110,375, including $73 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	1.30%	$35

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $173,608 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,308.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$352,909	$–
Class M	173,255	–
Class C	250,963	–
Emerging Markets Discovery	6,626,159	–
Class I	2,221,929	–
Total	$9,625,215	$–
From net investment income
Class A	$–	$29,900
Class M	–	10,789
Class C	–	1,070
Emerging Markets Discovery	–	534,294
Class I	–	83,753
Total	$–	$659,806
From net realized gain
Class A	$–	$29,370
Class M	–	15,653
Class C	–	12,406
Emerging Markets Discovery	–	375,874
Class I	–	52,117
Total	$–	$485,420

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018 (a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	777,539	938,873	$11,772,607	$12,644,829
Reinvestment of distributions	23,808	4,936	349,501	55,853
Shares redeemed	(665,814)	(303,068)	(9,435,862)	(4,070,793)
Net increase (decrease)	135,533	640,741	$2,686,246	$8,629,889
Class M
Shares sold	210,943	451,879	$3,284,695	$5,910,208
Reinvestment of distributions	11,842	2,312	173,256	26,067
Shares redeemed	(401,523)	(60,393)	(5,504,533)	(796,878)
Net increase (decrease)	(178,738)	393,798	$(2,046,582)	$5,139,397
Class C
Shares sold	347,529	856,704	$5,193,330	$11,379,958
Reinvestment of distributions	17,450	1,203	250,411	13,340
Shares redeemed	(365,570)	(74,143)	(5,076,684)	(999,641)
Net increase (decrease)	(591)	783,764	$367,057	$10,393,657
Emerging Markets Discovery
Shares sold	10,973,034	14,972,932	$167,396,079	$202,173,147
Reinvestment of distributions	427,369	74,929	6,303,689	850,905
Shares redeemed	(12,217,890)	(4,082,672)	(179,945,966)	(56,381,917)
Net increase (decrease)	(817,487)	10,965,189	$(6,246,198)	$146,642,135
Class I
Shares sold	3,126,297	6,604,470	$46,808,802	$89,627,624
Reinvestment of distributions	148,725	11,894	2,198,156	135,413
Shares redeemed	(4,945,734)	(877,747)	(69,393,677)	(11,209,247)
Net increase (decrease)	(1,670,712)	5,738,617	$(20,386,719)	$78,553,790
Class Z
Shares sold	117,308	–	$1,426,892	$–
Shares redeemed	(875)	–	(10,399)	–
Net increase (decrease)	116,433	–	$1,416,493	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Total Emerging Markets Fund	(12.56)%	2.43%	3.93%

 A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$13,102	Fidelity® Total Emerging Markets Fund
$11,958	MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2018, the Fidelity Total Emerging Markets Composite IndexSM – consisting of 60% equities and 40% debt – returned -9.50%. Separately, emerging-markets (EM) equities returned -12.19%, as measured by the MSCI Emerging Markets Index, while EM debt returned -5.27%, according to the J.P. Morgan Emerging Markets Bond Index Global. Early in the period, both asset classes generally benefited from synchronous expansion in global economic activity, which sustained investors' appetite for risk assets. The U.S. Federal Reserve continued its methodical pace, while central banks in Europe and Japan remained accommodative. However, sentiment shifted sharply in February, amid fear that interest rates could rise faster than expected, as well as heightened uncertainty related to the path of the Fed, increased tension about global trade – especially between the U.S. and China – and an economic slowdown in China. This downtrend continued through September and worsened considerably in October, especially for equities. Among individual countries in the EM equities index, Turkey (-43%) declined most, followed by South Korea (-20%) and China (-17%). Russia was a notable standout (+12%). Looking at debt, Venezuela (-38%) continued to grapple with a deep economic crisis, whereas Thailand gained about 5% and Russia rose 4%.

Comments from Lead Portfolio Manager John Carlson:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned about -13%, lagging the -9.50% result of the Fidelity Total Emerging Markets Composite Index℠. Versus the Composite index, our decision to overweight EM equities and underweight EM debt hurt, as stocks underperformed debt the past 12 months. Security selection within the EM equities subportfolio was the primary relative detractor, as our investments trailed the EM equities index. Here, a sizable position in online publishing and e-book company China Literature, which we established this period, was by far the fund’s biggest individual detractor. The stock fell amid fresh U.S. tariffs and the corresponding depreciation of the Chinese yuan versus the dollar. In August, China Literature reported a decline in user numbers. It also hurt to overweight Chinese software firm Kingsoft. Conversely, the biggest contributor versus the Composite index was security selection within the EM debt subportfolio, led by our choices in Lebanon and Ukraine, with an overweighting in the latter market also helping.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On June 30, 2018, Jane Wu assumed portfolio management responsibilities for the fund's health care sleeve, replacing Tim Gannon. On December 1, 2018, Xiaoting Zhao assumed portfolio management responsibilities for the fund's telecommunication services subportfolio, succeeding James Hayes.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.7
Sberbank of Russia (Russia, Banks)	1.4
10.8

Top Five Market Sectors as of October 31, 2018

% of fund's net assets
Financials	17.1
Consumer Discretionary	9.2
Energy	8.9
Communication Services	8.7
Information Technology	5.4

Top Five Countries as of October 31, 2018

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	10.8
Korea (South)	7.8
India	5.9
Brazil	5.9
China	5.7

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2018
Stocks	59.4%
Bonds	38.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

Fidelity® Total Emerging Markets Fund

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 55.0%
		Shares	Value
Argentina - 0.2%
Central Puerto SA sponsored ADR		32,760	$313,841
Grupo Financiero Galicia SA sponsored ADR		11,100	255,966
Inversiones y Representaciones SA ADR		6,200	82,894
Telecom Argentina SA Class B sponsored ADR		17,830	322,901

TOTAL ARGENTINA			975,602

Australia - 0.0%
Frontier Digital Ventures Ltd. (a)		458,043	176,778
Bermuda - 0.6%
AGTech Holdings Ltd. (a)		1,692,000	87,384
Credicorp Ltd. (United States)		8,300	1,873,393
GP Investments Ltd. Class A (depositary receipt) (a)		22,922	31,043
Pacific Basin Shipping Ltd.		2,479,000	540,566
Shangri-La Asia Ltd.		814,000	1,110,668

TOTAL BERMUDA			3,643,054

Brazil - 2.6%
Azul SA sponsored ADR (a)		50,100	1,221,438
B2W Companhia Global do Varejo (a)		201,017	1,863,519
Banco do Brasil SA		206,100	2,367,533
BR Malls Participacoes SA		214,100	730,638
BTG Pactual Participations Ltd. unit		147,300	782,513
Companhia de Saneamento de Minas Gerais		79,736	1,099,142
Direcional Engenharia SA		340,300	652,893
Equatorial Energia SA		9,040	165,156
Localiza Rent A Car SA		190,385	1,470,796
Natura Cosmeticos SA		132,300	1,158,580
Petrobras Distribuidora SA		193,300	1,245,555
Vale SA sponsored ADR		200,068	3,021,027

TOTAL BRAZIL			15,778,790

British Virgin Islands - 0.2%
Despegar.com Corp. (a)		4,800	77,136
Mail.Ru Group Ltd. GDR (Reg. S) (a)		41,800	1,113,552

TOTAL BRITISH VIRGIN ISLANDS			1,190,688

Canada - 0.2%
Pan American Silver Corp.		98,700	1,448,916
Cayman Islands - 10.8%
Airtac International Group		97,000	834,951
Alibaba Group Holding Ltd. sponsored ADR (a)		108,600	15,451,608
Ant International Co. Ltd. Class C (b)(c)		288,435	1,618,120
BeiGene Ltd. ADR (a)		2,930	369,004
BizLink Holding, Inc.		32,587	173,668
Chailease Holding Co. Ltd.		311,268	886,738
China Biologic Products Holdings, Inc. (a)		11,191	743,530
China Literature Ltd. (a)(d)		675,639	3,648,750
China Resources Land Ltd.		218,920	742,580
E-House China Enterprise Holdings Ltd. (a)		47,100	82,645
ENN Energy Holdings Ltd.		81,494	692,631
Haitian International Holdings Ltd.		423,000	825,292
JD.com, Inc. sponsored ADR (a)		228,400	5,371,968
Kingsoft Corp. Ltd.		2,571,000	3,639,159
LexinFintech Holdings Ltd. ADR		24,300	237,654
Meituan Dianping Class B		232,600	1,503,812
Momo, Inc. ADR (a)		48,900	1,641,573
NetEase, Inc. ADR		17,700	3,678,945
PPDAI Group, Inc. ADR (a)		42,200	240,962
Shenzhou International Group Holdings Ltd.		222,000	2,451,584
Shimao Property Holdings Ltd.		176,200	344,673
TAL Education Group ADR (a)		12,300	356,454
Tencent Holdings Ltd.		521,750	17,874,771
Uni-President China Holdings Ltd.		1,954,600	1,896,787
Wise Talent Information Technology Co. Ltd. (a)		163,868	535,991
Zai Lab Ltd. ADR (a)		22,400	366,464

TOTAL CAYMAN ISLANDS			66,210,314

Chile - 0.3%
Compania Cervecerias Unidas SA sponsored ADR		22,000	551,540
Vina Concha y Toro SA		567,835	1,068,762

TOTAL CHILE			1,620,302

China - 5.7%
BBMG Corp. (H Shares)		2,506,000	690,257
China International Travel Service Corp. Ltd. (A Shares)		230,500	1,773,776
China Life Insurance Co. Ltd. (H Shares)		1,132,834	2,269,971
China Longyuan Power Grid Corp. Ltd. (H Shares)		2,283,060	1,735,160
China Oilfield Services Ltd. (H Shares)		1,492,000	1,398,402
China Pacific Insurance (Group) Co. Ltd. (H Shares)		385,106	1,433,967
China Petroleum & Chemical Corp. (H Shares)		3,478,000	2,833,096
China Telecom Corp. Ltd. (H Shares)		2,028,549	957,113
China Tower Corp. Ltd. Class H		2,098,000	318,367
Hangzhou Tigermed Consulting Co. Ltd. Class A		128,000	781,874
Industrial & Commercial Bank of China Ltd. (H Shares)		15,483,160	10,504,907
PICC Property & Casualty Co. Ltd. (H Shares)		1,097,870	1,063,997
Ping An Insurance (Group) Co. of China Ltd. (H Shares)		426,300	4,014,595
Qingdao Haier Co. Ltd.		495,251	898,823
Shanghai International Airport Co. Ltd. (A Shares)		169,982	1,207,430
Sinopec Engineering Group Co. Ltd. (H Shares)		710,500	660,492
Sinopharm Group Co. Ltd. (H Shares)		197,607	952,511
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A		175,372	336,381
Tsingtao Brewery Co. Ltd. (H Shares)		266,000	1,049,828
Zhengzhou Yutong Bus Co. Ltd.		211,690	323,499

TOTAL CHINA			35,204,446

Egypt - 0.0%
Six of October Development & Investment Co. (a)		87,200	72,504
Greece - 0.3%
Titan Cement Co. SA (Reg.)		90,100	1,983,886
Hong Kong - 2.0%
AIA Group Ltd.		64,000	484,369
China Everbright International Ltd.		644,000	513,265
China Overseas Land and Investment Ltd.		760,460	2,380,695
China Resources Beer Holdings Co. Ltd.		542,666	1,885,711
China Resources Power Holdings Co. Ltd.		333,829	586,610
China Unicom Ltd.		612,300	640,435
China Unicom Ltd. sponsored ADR		116,520	1,215,304
CNOOC Ltd.		1,941,000	3,305,484
Far East Horizon Ltd.		1,297,780	1,257,739

TOTAL HONG KONG			12,269,612

India - 5.9%
Adani Ports & Special Economic Zone Ltd.		308,703	1,330,854
Axis Bank Ltd. (a)		292,279	2,301,559
Bharti Airtel Ltd.		91,812	362,916
Bharti Infratel Ltd.		70,090	255,161
Federal Bank Ltd.		913,406	1,021,963
Future Retail Ltd.		43,774	289,509
GAIL India Ltd.		32,340	163,646
ICICI Bank Ltd.		277,392	1,330,192
ICICI Bank Ltd. sponsored ADR		519,740	4,932,333
IndoStar Capital Finance Ltd.		71,213	290,446
Indraprastha Gas Ltd.		283,793	1,025,661
ITC Ltd.		609,513	2,308,337
JK Cement Ltd. (a)		71,774	652,769
Larsen & Toubro Ltd.		101,269	1,776,589
LIC Housing Finance Ltd.		434,590	2,415,629
Lupin Ltd. (a)		108,444	1,298,293
Manappuram General Finance & Leasing Ltd.		757,540	818,381
NTPC Ltd.		135,420	292,318
Oberoi Realty Ltd.		130,303	745,860
Petronet LNG Ltd.		247,706	755,912
Phoenix Mills Ltd.		106,792	799,063
Power Grid Corp. of India Ltd.		410,102	1,031,077
Reliance Industries Ltd.		393,278	5,643,135
SREI Infrastructure Finance Ltd.		116,223	51,936
State Bank of India (a)		408,575	1,554,530
Sun Pharmaceutical Industries Ltd.		208,335	1,634,483
Tejas Networks Ltd. (a)(d)		27,156	93,115
Torrent Pharmaceuticals Ltd.		52,269	1,178,526

TOTAL INDIA			36,354,193

Indonesia - 1.4%
PT Astra International Tbk		3,753,800	1,950,667
PT Bank Mandiri (Persero) Tbk		3,631,400	1,631,667
PT Bank Rakyat Indonesia Tbk		14,397,800	2,983,264
PT Media Nusantara Citra Tbk		14,502,700	744,095
PT Semen Gresik (Persero) Tbk		448,800	265,693
PT Telekomunikasi Indonesia Tbk:
Series B		3,830,400	970,333
sponsored ADR		11,160	281,232

TOTAL INDONESIA			8,826,951

Israel - 0.2%
Bezeq The Israel Telecommunication Corp. Ltd.		858,017	986,759
Italy - 0.3%
Prada SpA		451,200	1,593,767
Japan - 0.3%
GMO Internet, Inc.		5,662	80,889
LINE Corp. (a)		14,800	471,852
Panasonic Corp.		45,300	486,135
SoftBank Corp.		4,882	386,356
Yume No Machi Souzou Iinkai Co. Ltd.		6,400	133,292

TOTAL JAPAN			1,558,524

Korea (South) - 6.7%
AMOREPACIFIC Group, Inc.		24,949	1,357,873
BS Financial Group, Inc.		412,942	2,746,915
Cafe24 Corp. (a)		1,900	184,005
Daou Technology, Inc.		59,822	1,048,589
Hanon Systems		94,781	909,599
Hyundai Fire & Marine Insurance Co. Ltd.		26,335	964,770
Hyundai Mobis		26,944	4,486,731
Iljin Materials Co. Ltd.		13,081	521,062
KB Financial Group, Inc.		96,868	4,028,866
KEPCO Plant Service & Engineering Co. Ltd.		6,624	159,649
Korea Electric Power Corp.		13,402	319,720
LG Chemical Ltd.		8,180	2,487,695
LG Corp.		24,712	1,435,938
NAVER Corp.		6,991	701,551
NCSOFT Corp.		3,450	1,298,663
POSCO		9,002	2,057,876
S-Oil Corp.		11,580	1,258,475
Samsung Biologics Co. Ltd. (a)(d)		3,319	1,127,180
Samsung Electronics Co. Ltd.		121,238	4,505,251
Samsung Life Insurance Co. Ltd.		12,955	1,044,575
Samsung SDI Co. Ltd.		13,347	2,754,793
Shinhan Financial Group Co. Ltd.		93,663	3,484,123
SK Hynix, Inc.		28,802	1,721,557
SK Telecom Co. Ltd.		1,840	431,778
SK Telecom Co. Ltd. sponsored ADR		15,560	403,160

TOTAL KOREA (SOUTH)			41,440,394

Luxembourg - 0.4%
Samsonite International SA		931,500	2,672,645
Malaysia - 0.0%
British American Tobacco (Malaysia) Bhd		30,200	224,452
Mauritius - 0.0%
MakeMyTrip Ltd. (a)		12,600	312,354
Mexico - 1.7%
America Movil S.A.B. de CV Series L sponsored ADR		111,900	1,610,241
Fibra Uno Administracion SA de CV		788,400	847,268
Gruma S.A.B. de CV Series B		161,800	1,688,632
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		103,800	858,730
Grupo Financiero Banorte S.A.B. de CV Series O		366,929	2,018,780
Macquarie Mexican (REIT) (d)		1,029,848	1,002,813
Wal-Mart de Mexico SA de CV Series V		908,300	2,319,796

TOTAL MEXICO			10,346,260

Netherlands - 0.4%
VEON Ltd. sponsored ADR		234,960	660,238
Yandex NV Series A (a)		56,739	1,709,546

TOTAL NETHERLANDS			2,369,784

Nigeria - 0.4%
Guaranty Trust Bank PLC		3,055,783	315,680
Guaranty Trust Bank PLC GDR (Reg. S)		124,480	634,848
Transnational Corp. of Nigeria PLC		41,804,033	152,015
Zenith Bank PLC		16,686,236	1,080,238

TOTAL NIGERIA			2,182,781

Pakistan - 0.1%
Habib Bank Ltd.		440,000	484,125
Panama - 0.2%
Copa Holdings SA Class A		14,549	1,053,784
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR		196,200	2,715,408
Philippines - 0.5%
Metro Pacific Investments Corp.		7,261,700	652,285
Metropolitan Bank & Trust Co.		1,282,492	1,573,205
Robinsons Land Corp.		1,860,460	729,394

TOTAL PHILIPPINES			2,954,884

Russia - 3.3%
Lukoil PJSC sponsored ADR		56,600	4,228,020
MMC Norilsk Nickel PJSC sponsored ADR		116,100	1,924,938
Mobile TeleSystems OJSC		120,712	473,449
Mobile TeleSystems OJSC sponsored ADR		59,440	476,114
NOVATEK OAO GDR (Reg. S)		15,000	2,542,500
RusHydro PJSC		20	0
Sberbank of Russia		1,264,400	3,634,247
Sberbank of Russia sponsored ADR		394,584	4,656,091
Tatneft PAO		114,500	1,363,423
Unipro PJSC		20,732,700	852,299

TOTAL RUSSIA			20,151,081

Singapore - 0.2%
Ascendas Real Estate Investment Trust		179,000	325,654
First Resources Ltd.		768,900	877,062

TOTAL SINGAPORE			1,202,716

South Africa - 3.2%
Barclays Africa Group Ltd.		308,050	3,113,597
Bidvest Group Ltd.		101,156	1,260,087
FirstRand Ltd.		422,800	1,843,096
Impala Platinum Holdings Ltd. (a)		13,200	24,338
Imperial Holdings Ltd.		159,964	1,766,462
Mondi Ltd.		7,000	167,440
Mr Price Group Ltd.		61,800	967,561
MTN Group Ltd.		88,800	514,652
Naspers Ltd. Class N		46,000	8,084,276
Sasol Ltd.		55,300	1,807,202

TOTAL SOUTH AFRICA			19,548,711

Taiwan - 3.5%
Chroma ATE, Inc.		97,000	339,933
King's Town Bank		962,600	918,746
LandMark Optoelectronics Corp.		61,000	404,887
Largan Precision Co. Ltd.		10,403	1,125,629
Nanya Technology Corp.		222,000	368,560
PChome Online, Inc. (a)		41,032	186,868
Taiwan Semiconductor Manufacturing Co. Ltd.		1,587,000	11,907,481
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		52,342	1,994,230
Unified-President Enterprises Corp.		1,555,000	3,761,874
United Microelectronics Corp.		1,512,000	575,870

TOTAL TAIWAN			21,584,078

Thailand - 0.9%
PTT Global Chemical PCL (For. Reg.)		841,600	1,960,603
Siam Cement PCL (For. Reg.)		194,900	2,456,821
Total Access Communication PCL (For. Reg.)		595,300	852,737

TOTAL THAILAND			5,270,161

Turkey - 0.5%
Aselsan A/S		171,500	775,027
Tupras Turkiye Petrol Rafinerileri A/S		75,800	1,785,970
Turkcell Iletisim Hizmet A/S		102,126	207,373
Turkcell Iletisim Hizmet A/S sponsored ADR		48,900	252,324

TOTAL TURKEY			3,020,694

United Arab Emirates - 0.7%
DP World Ltd.		65,059	1,170,411
Emaar Properties PJSC		1,273,564	1,768,285
National Bank of Abu Dhabi PJSC		380,780	1,432,661

TOTAL UNITED ARAB EMIRATES			4,371,357

United Kingdom - 0.5%
Contemporary Amperex Technology Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 6/24/19 (a)(d)		51,208	546,902
Fresnillo PLC		95,000	1,030,446
NMC Health PLC		26,586	1,200,252
Tonghua Dongbao Pharmaceutical Co. Ltd. ELS (UBS Bank Warrant Program) Class A warrants 3/26/19 (a)		204,673	392,583

TOTAL UNITED KINGDOM			3,170,183

United States of America - 0.3%
Arco Platform Ltd. Class A		50	1,066
MercadoLibre, Inc.		4,801	1,557,925
Uxin Ltd. ADR (a)		43,700	237,728

TOTAL UNITED STATES OF AMERICA			1,796,719

Vietnam - 0.1%
Vietnam Technological & Commercial Joint Stock Bank (a)		500,000	576,128
TOTAL COMMON STOCKS
(Cost $343,907,741)			337,343,785

Nonconvertible Preferred Stocks - 4.4%
Brazil - 3.3%
Ambev SA sponsored ADR		347,800	1,505,974
Banco do Estado Rio Grande do Sul SA		162,820	868,898
Companhia Paranaense de Energia-Copel:
(PN-B)		3,915	27,594
(PN-B) sponsored ADR		169,752	1,189,962
Fibria Celulose SA sponsored ADR		128,200	2,462,722
Itau Unibanco Holding SA sponsored ADR		529,791	6,977,347
Metalurgica Gerdau SA (PN)		677,470	1,445,415
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)		307,306	4,554,275
Telefonica Brasil SA		63,263	734,711
TIM Participacoes SA sponsored ADR		25,100	388,297

TOTAL BRAZIL			20,155,195

Korea (South) - 1.1%
Hyundai Motor Co. Series 2		48,417	3,004,315
Samsung Electronics Co. Ltd.		74,628	2,338,257
Samsung Fire & Marine Insurance Co. Ltd.		7,728	1,205,595

TOTAL KOREA (SOUTH)			6,548,167

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $22,858,754)			26,703,362
		Principal Amount(e)	Value

Nonconvertible Bonds - 8.1%
Azerbaijan - 1.0%
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		2,830,000	3,035,679
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		3,225,000	3,419,996

TOTAL AZERBAIJAN			6,455,675

Bahrain - 0.4%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (d)		2,155,000	2,084,549
7.625% 11/7/24 (d)		200,000	200,000
8.375% 11/7/28 (d)		225,000	225,000

TOTAL BAHRAIN			2,509,549

Georgia - 1.2%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		3,475,000	3,535,590
JSC Georgian Railway 7.75% 7/11/22 (d)		3,500,000	3,694,600

TOTAL GEORGIA			7,230,190

Mexico - 1.5%
Mexico City Airport Trust 4.25% 10/31/26 (d)		550,000	459,525
Pemex Project Funding Master Trust 6.625% 6/15/35		4,875,000	4,460,625
Petroleos Mexicanos 6.5% 6/2/41		5,050,000	4,324,315

TOTAL MEXICO			9,244,465

Mongolia - 0.1%
Development Bank of Mongolia 7.25% 10/23/23 (d)		230,000	224,538
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (Reg. S)		550,000	576,446

TOTAL MONGOLIA			800,984

Oman - 0.3%
Oman Sovereign Sukuk SAOC 4.397% 6/1/24 (d)		2,400,000	2,260,517
South Africa - 1.0%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (Reg. S)		2,700,000	2,585,250
6.75% 8/6/23 (d)		3,725,000	3,482,875

TOTAL SOUTH AFRICA			6,068,125

Turkey - 0.2%
Export Credit Bank of Turkey 5% 9/23/21 (d)		400,000	368,525
Turkiye Ihracat Kredi Bankasi A/S 6.125% 5/3/24 (d)		805,000	720,475

TOTAL TURKEY			1,089,000

United Arab Emirates - 0.4%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (d)		2,395,000	2,264,329
United Kingdom - 1.7%
Biz Finance PLC 9.625% 4/27/22 (d)		10,200,000	10,292,392
Venezuela - 0.3%
Petroleos de Venezuela SA:
6% 5/16/24 (d)(f)		4,700,000	806,050
6% 11/15/26 (Reg. S) (f)		5,500,000	948,750

TOTAL VENEZUELA			1,754,800

TOTAL NONCONVERTIBLE BONDS
(Cost $53,539,230)			49,970,026

Government Obligations - 30.2%
Argentina - 3.6%
Argentine Republic:
5.875% 1/11/28		4,980,000	3,834,600
6.875% 4/22/21		4,925,000	4,710,763
7.125% 7/6/36		5,800,000	4,410,958
7.5% 4/22/26		10,760,000	9,388,100

TOTAL ARGENTINA			22,344,421

Armenia - 0.2%
Republic of Armenia 7.15% 3/26/25 (d)		920,000	958,364
Cameroon - 0.7%
Cameroon Republic 9.5% 11/19/25 (d)		4,350,000	4,527,819
Ecuador - 0.6%
Ecuador Republic:
7.875% 1/23/28 (d)		600,000	501,420
7.95% 6/20/24 (d)		770,000	688,765
8.75% 6/2/23 (d)		950,000	907,250
8.875% 10/23/27 (d)		710,000	624,090
9.625% 6/2/27 (d)		200,000	183,750
9.65% 12/13/26 (d)		650,000	604,500

TOTAL ECUADOR			3,509,775

Egypt - 2.5%
Arab Republic of Egypt:
, yield at date of purchase 0% 4/23/19 (b)	EGP	34,000,000	1,733,564
, yield at date of purchase 18.6494% 12/18/18	EGP	10,750,000	573,563
5.577% 2/21/23 (d)		1,345,000	1,283,641
6.125% 1/31/22 (d)		1,575,000	1,554,714
7.5% 1/31/27 (d)		2,600,000	2,542,332
7.903% 2/21/48 (d)		2,325,000	2,079,322
8.5% 1/31/47 (d)		5,575,000	5,260,849

TOTAL EGYPT			15,027,985

El Salvador - 2.0%
El Salvador Republic:
6.375% 1/18/27 (d)		1,550,000	1,385,313
7.375% 12/1/19		1,375,000	1,372,938
7.625% 2/1/41 (d)		2,050,000	1,859,596
7.65% 6/15/35 (Reg. S)		3,000,000	2,748,750
8.625% 2/28/29 (d)		4,910,000	4,995,925

TOTAL EL SALVADOR			12,362,522

Ethiopia - 0.5%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)		3,115,000	3,022,422
Gabon - 0.1%
Gabonese Republic 6.375% 12/12/24 (d)		1,000,000	908,540
Ghana - 0.8%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		750,000	764,123
8.125% 1/18/26 (d)		1,375,000	1,381,399
8.627% 6/16/49 (d)		2,170,000	2,035,573
10.75% 10/14/30 (d)		825,000	988,994

TOTAL GHANA			5,170,089

Iraq - 0.8%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		5,650,000	5,175,332
Ivory Coast - 0.4%
Ivory Coast 5.75% 12/31/32		2,405,000	2,177,160
Jordan - 1.3%
Jordanian Kingdom:
6.125% 1/29/26 (d)		4,200,000	4,016,880
7.375% 10/10/47 (d)		4,310,000	3,901,240

TOTAL JORDAN			7,918,120

Lebanon - 4.5%
Lebanese Republic:
5.45% 11/28/19		7,050,000	6,792,957
6% 5/20/19		7,535,000	7,425,471
6.1% 10/4/22		4,535,000	3,952,797
6.375% 3/9/20		7,375,000	7,093,983
6.65% 11/3/28(Reg. S)		1,500,000	1,184,502
8.25% 4/12/21 (Reg.S)		1,445,000	1,382,923

TOTAL LEBANON			27,832,633

Nigeria - 0.5%
Republic of Nigeria, yield at date of purchase 0% 12/6/18 (b)	NGN	1,225,000,000	3,331,706
Oman - 0.9%
Sultanate of Oman:
6.5% 3/8/47 (d)		780,000	696,150
6.75% 1/17/48 (d)		4,950,000	4,516,875

TOTAL OMAN			5,213,025

Qatar - 1.5%
State of Qatar:
4.5% 4/23/28 (d)		2,705,000	2,759,100
5.103% 4/23/48 (d)		1,425,000	1,446,375
9.75% 6/15/30 (Reg. S)		3,280,000	4,852,957

TOTAL QATAR			9,058,432

Rwanda - 0.6%
Rwanda Republic 6.625% 5/2/23 (d)		3,475,000	3,495,329
Suriname - 0.9%
Republic of Suriname 9.25% 10/26/26 (d)		5,700,000	5,600,250
TAJIKISTAN - 0.3%
Tajikistan Republic 7.125% 9/14/27 (d)		2,175,000	1,936,838
Turkey - 2.4%
Turkish Republic:
5.125% 2/17/28		795,000	670,781
5.75% 5/11/47		2,300,000	1,742,250
6.875% 3/17/36		2,275,000	2,022,589
7.25% 3/5/38		950,000	873,620
7.375% 2/5/25		1,050,000	1,040,714
8% 2/14/34		905,000	898,949
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (d)		7,675,000	7,268,302

TOTAL TURKEY			14,517,205

Ukraine - 1.1%
Ukraine Government:
7.75% 9/1/20 (d)		2,300,000	2,288,500
7.75% 9/1/21 (d)		4,455,000	4,382,428

TOTAL UKRAINE			6,670,928

United States of America - 3.5%
U.S. Treasury Bonds 3% 8/15/48		23,000,000	21,328,900
Venezuela - 0.3%
Venezuelan Republic 9.25% 9/15/27 (f)		7,500,000	1,893,750
Zambia - 0.2%
Republic of Zambia 8.97% 7/30/27 (d)		1,600,000	1,086,400
TOTAL GOVERNMENT OBLIGATIONS
(Cost $195,180,691)			185,067,945
		Shares	Value

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 2.23% (g)
(Cost $11,923,534)		11,921,364	11,923,749
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $627,409,950)			611,008,867
NET OTHER ASSETS (LIABILITIES) - 0.4%			2,666,345
NET ASSETS - 100%			$613,675,212

Currency Abbreviations

EGP – Egyptian pound

NGN – Nigerian naira

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,618,120 or 0.3% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,762,649 or 19.8% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Non-income producing - Security is in default.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,618,120

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$482,817
Fidelity Securities Lending Cash Central Fund	14,284
Total	$497,101

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$50,702,408	$29,453,434	$21,248,974	$--
Consumer Discretionary	57,313,702	56,827,567	486,135	--
Consumer Staples	21,655,208	21,655,208	--	--
Energy	29,668,692	23,530,112	6,138,580	--
Financials	93,280,137	65,456,679	27,823,458	--
Health Care	9,988,498	9,988,498	--	--
Industrials	17,592,466	17,592,466	--	--
Information Technology	33,322,666	20,839,315	12,483,351	--
Materials	28,603,452	24,738,374	3,865,078	--
Real Estate	12,273,086	10,654,966	--	1,618,120
Utilities	9,646,832	9,327,112	319,720	--
Corporate Bonds	49,970,026	--	49,970,026	--
Government Obligations	185,067,945	--	180,002,675	5,065,270
Money Market Funds	11,923,749	11,923,749	--	--
Total Investments in Securities:	$611,008,867	$301,987,480	$302,337,997	$6,683,390

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$12,616,876
Level 2 to Level 1	$30,780

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(20,073)
Cost of Purchases	6,605,763
Proceeds of Sales	--
Amortization/Accretion	97,700
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$6,683,390
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2018	$(20,073)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	3.5%
AAA,AA,A	1.9%
BBB	2.7%
BB	2.2%
B	21.3%
CCC,CC,C	3.1%
D	0.3%
Not Rated	3.3%
Equities	59.4%
Short-Term Investments and Net Other Assets	2.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $615,486,416)	$599,085,118
Fidelity Central Funds (cost $11,923,534)	11,923,749
Total Investment in Securities (cost $627,409,950)		$611,008,867
Foreign currency held at value (cost $267,647)		267,579
Receivable for investments sold		11,499,064
Receivable for fund shares sold		596,476
Dividends receivable		313,277
Interest receivable		3,713,299
Distributions receivable from Fidelity Central Funds		20,848
Prepaid expenses		1,583
Receivable from investment adviser for expense reductions		6
Other receivables		160,185
Total assets		627,581,184
Liabilities
Payable to custodian bank	$2,012,767
Payable for investments purchased	8,479,700
Payable for fund shares redeemed	2,502,338
Accrued management fee	429,574
Distribution and service plan fees payable	43,390
Other affiliated payables	139,654
Other payables and accrued expenses	298,549
Total liabilities		13,905,972
Net Assets		$613,675,212
Net Assets consist of:
Paid in capital		$650,415,262
Total distributable earnings (loss)		(36,740,050)
Net Assets		$613,675,212
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($34,616,978 ÷ 3,002,951 shares)		$11.53
Maximum offering price per share (100/94.25 of $11.53)		$12.23
Class M:
Net Asset Value and redemption price per share ($8,519,165 ÷ 740,374 shares)		$11.51
Maximum offering price per share (100/96.50 of $11.51)		$11.93
Class C:
Net Asset Value and offering price per share ($37,191,297 ÷ 3,262,408 shares)(a)		$11.40
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($190,024,761 ÷ 16,431,469 shares)		$11.56
Class I:
Net Asset Value, offering price and redemption price per share ($341,719,745 ÷ 29,588,536 shares)		$11.55
Class Z:
Net Asset Value, offering price and redemption price per share ($1,603,266 ÷ 138,847 shares)		$11.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$13,893,002
Interest		13,731,236
Income from Fidelity Central Funds		497,101
Income before foreign taxes withheld		28,121,339
Less foreign taxes withheld		(1,549,046)
Total income		26,572,293
Expenses
Management fee	$6,374,320
Transfer agent fees	1,512,997
Distribution and service plan fees	582,621
Accounting and security lending fees	386,433
Custodian fees and expenses	569,740
Independent trustees' fees and expenses	4,050
Registration fees	127,543
Audit	103,667
Legal	10,142
Interest	832
Miscellaneous	4,783
Total expenses before reductions	9,677,128
Expense reductions	(203,988)
Total expenses after reductions		9,473,140
Net investment income (loss)		17,099,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,990,776)
Fidelity Central Funds	1,326
Foreign currency transactions	(388,008)
Futures contracts	(1,298,975)
Total net realized gain (loss)		(28,676,433)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $653,550)	(97,165,034)
Fidelity Central Funds	(1,505)
Assets and liabilities in foreign currencies	(30,935)
Total change in net unrealized appreciation (depreciation)		(97,197,474)
Net gain (loss)		(125,873,907)
Net increase (decrease) in net assets resulting from operations		$(108,774,754)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,099,153	$9,051,354
Net realized gain (loss)	(28,676,433)	10,774,070
Change in net unrealized appreciation (depreciation)	(97,197,474)	71,398,614
Net increase (decrease) in net assets resulting from operations	(108,774,754)	91,224,038
Distributions to shareholders	(20,273,542)	–
Distributions to shareholders from net investment income	–	(1,957,793)
Distributions to shareholders from net realized gain	–	(138,064)
Total distributions	(20,273,542)	(2,095,857)
Share transactions - net increase (decrease)	13,246,904	485,742,909
Redemption fees	23,374	215,914
Total increase (decrease) in net assets	(115,778,018)	575,087,004
Net Assets
Beginning of period	729,453,230	154,366,226
End of period	$613,675,212	$729,453,230
Other Information
Undistributed net investment income end of period		$8,176,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.56	$11.33	$10.35	$11.56	$11.37
Income from Investment Operations
Net investment income (loss)A	.25	.24	.26	.28	.18
Net realized and unrealized gain (loss)	(1.94)	2.11	.96	(1.30)	.19
Total from investment operations	(1.69)	2.35	1.22	(1.02)	.37
Distributions from net investment income	(.16)	(.12)	(.24)	(.17)	(.18)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.34)B	(.13)	(.24)	(.19)	(.18)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$11.53	$13.56	$11.33	$10.35	$11.56
Total ReturnD,E	(12.77)%	21.13%	12.13%	(8.92)%	3.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.47%	1.87%	1.93%	1.98%
Expenses net of fee waivers, if any	1.40%	1.47%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.37%	1.46%	1.64%	1.64%	1.65%
Net investment income (loss)	1.92%	1.97%	2.47%	2.58%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$34,617	$42,213	$15,206	$10,164	$13,627
Portfolio turnover rateH	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $.185 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$11.33	$10.33	$11.54	$11.34
Income from Investment Operations
Net investment income (loss)A	.21	.20	.23	.25	.15
Net realized and unrealized gain (loss)	(1.93)	2.11	.97	(1.30)	.19
Total from investment operations	(1.72)	2.31	1.20	(1.05)	.34
Distributions from net investment income	(.13)	(.09)	(.20)	(.14)	(.14)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.32)	(.10)	(.20)	(.16)	(.14)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$11.51	$13.55	$11.33	$10.33	$11.54
Total ReturnC,D	(13.03)%	20.66%	11.92%	(9.18)%	3.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.82%	2.22%	2.27%	2.32%
Expenses net of fee waivers, if any	1.74%	1.82%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.71%	1.81%	1.90%	1.89%	1.90%
Net investment income (loss)	1.58%	1.62%	2.22%	2.33%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$8,519	$8,751	$3,019	$3,331	$5,277
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$11.25	$10.25	$11.47	$11.29
Income from Investment Operations
Net investment income (loss)A	.15	.15	.18	.20	.10
Net realized and unrealized gain (loss)	(1.92)	2.11	.97	(1.30)	.19
Total from investment operations	(1.77)	2.26	1.15	(1.10)	.29
Distributions from net investment income	(.09)	(.06)	(.15)	(.10)	(.11)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.28)	(.07)	(.15)	(.12)	(.11)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$11.40	$13.45	$11.25	$10.25	$11.47
Total ReturnC,D	(13.45)%	20.29%	11.36%	(9.68)%	2.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.14%	2.21%	2.62%	2.68%	2.72%
Expenses net of fee waivers, if any	2.14%	2.21%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.12%	2.20%	2.39%	2.39%	2.40%
Net investment income (loss)	1.18%	1.23%	1.72%	1.83%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$37,191	$34,869	$10,710	$7,736	$10,104
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.58	$11.34	$10.38	$11.60	$11.40
Income from Investment Operations
Net investment income (loss)A	.29	.27	.28	.31	.21
Net realized and unrealized gain (loss)	(1.95)	2.10	.97	(1.31)	.19
Total from investment operations	(1.66)	2.37	1.25	(1.00)	.40
Distributions from net investment income	(.17)	(.14)	(.29)	(.20)	(.20)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.36)	(.14)B	(.29)	(.22)	(.20)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$11.56	$13.58	$11.34	$10.38	$11.60
Total ReturnD	(12.56)%	21.37%	12.44%	(8.74)%	3.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.13%	1.26%	1.62%	1.72%	1.73%
Expenses net of fee waivers, if any	1.13%	1.26%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.11%	1.24%	1.39%	1.39%	1.40%
Net investment income (loss)	2.19%	2.18%	2.72%	2.83%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$190,025	$272,002	$104,332	$37,918	$45,763
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.14 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.009 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.58	$11.33	$10.37	$11.59	$11.40
Income from Investment Operations
Net investment income (loss)A	.29	.28	.29	.31	.21
Net realized and unrealized gain (loss)	(1.95)	2.11	.96	(1.31)	.18
Total from investment operations	(1.66)	2.39	1.25	(1.00)	.39
Distributions from net investment income	(.19)	(.14)	(.29)	(.20)	(.20)
Distributions from net realized gain	(.19)	(.01)	–	(.02)	–
Total distributions	(.37)B	(.15)	(.29)	(.22)	(.20)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$11.55	$13.58	$11.33	$10.37	$11.59
Total ReturnD	(12.56)%	21.51%	12.48%	(8.74)%	3.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.19%	1.54%	1.58%	1.71%
Expenses net of fee waivers, if any	1.12%	1.19%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.10%	1.17%	1.39%	1.39%	1.40%
Net investment income (loss)	2.20%	2.25%	2.72%	2.83%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$341,720	$371,617	$21,099	$6,343	$4,773
Portfolio turnover rateG	94%	59%	57%	80%	102%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.185 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class Z

Year ended October 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.17
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	(.63)
Total from investment operations	(.62)
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$11.55
Total ReturnC,D	(5.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%G
Expenses net of fee waivers, if any	1.04%G
Expenses net of all reductions	1.02%G
Net investment income (loss)	1.51%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,603
Portfolio turnover rateH	94%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,191,912
Gross unrealized depreciation	(61,193,625)
Net unrealized appreciation (depreciation)	$(22,001,713)
Tax Cost	$633,010,580

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,013,570
Capital loss carryforward	$(25,726,179)
Net unrealized appreciation (depreciation) on securities and other investments	$(22,029,305)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(25,726,179)
Long-term	-
Total no expiration	$(25,726,179)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$16,040,300	$ 2,095,857
Long-term Capital Gains	4,233,242	–
Total	$20,273,542	$ 2,095,857

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $645,392,522 and $659,169,031, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .79% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$114,744	$14,838
Class M	.25%	.25%	47,109	2,167
Class C	.75%	.25%	420,768	179,385
			$582,621	$196,390

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$53,073
Class M	6,981
Class C(a)	11,971
$72,025

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$94,707.21
Class M	28,184.30
Class C	85,269.20
Total Emerging Markets	534,318.19
Class I	770,510.18
Class Z	9	.04(a)
	$1,512,997

 (a) Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,671 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$13,840,000	2.17%	$832

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,966.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,227 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $14,284. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	1.25%	$6

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $193,897 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,447.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,638.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2018	Year ended October 31, 2017
Distributions to shareholders
Class A	$1,173,252	$–
Class M	134,477	–
Class C	782,198	–
Total Emerging Markets	7,266,702	–
Class I	10,916,913	–
Total	$20,273,542	$–
From net investment income
Class A	$–	$195,255
Class M	–	23,027
Class C	–	57,828
Total Emerging Markets	–	1,274,142
Class I	–	407,541
Total	$–	$1,957,793
From net realized gain
Class A	$–	$14,644
Class M	–	2,410
Class C	–	9,294
Total Emerging Markets	–	84,943
Class I	–	26,773
Total	$–	$138,064

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2018(a)	Year ended October 31, 2017	Year ended October 31, 2018(a)	Year ended October 31, 2017
Class A
Shares sold	1,859,563	3,615,728	$25,085,167	$43,198,307
Reinvestment of distributions	88,408	19,523	1,166,980	207,918
Shares redeemed	(2,058,546)	(1,863,978)	(26,793,915)	(21,909,724)
Net increase (decrease)	(110,575)	1,771,273	$(541,768)	$21,496,501
Class M
Shares sold	275,701	451,431	$3,701,993	$5,673,545
Reinvestment of distributions	15,634	2,361	206,523	25,216
Shares redeemed	(196,678)	(74,567)	(2,571,520)	(886,466)
Net increase (decrease)	94,657	379,225	$1,336,996	$4,812,295
Class C
Shares sold	1,470,832	1,907,365	$19,647,127	$23,252,010
Reinvestment of distributions	59,490	6,299	781,699	66,954
Shares redeemed	(861,075)	(272,258)	(10,881,951)	(3,283,907)
Net increase (decrease)	669,247	1,641,406	$9,546,875	$20,035,057
Total Emerging Markets
Shares sold	8,907,832	17,602,916	$120,823,803	$212,356,677
Reinvestment of distributions	522,036	124,771	6,896,099	1,328,813
Shares redeemed	(13,024,202)	(6,900,916)	(167,212,962)	(84,713,141)
Net increase (decrease)	(3,594,334)	10,826,771	$(39,493,060)	$128,972,349
Class I
Shares sold	17,527,189	29,232,950	$232,099,188	$357,207,778
Reinvestment of distributions	792,863	38,174	10,457,863	405,784
Shares redeemed	(16,103,644)	(3,761,001)	(201,759,709)	(47,186,855)
Net increase (decrease)	2,216,408	25,510,123	$40,797,342	$310,426,707
Class Z
Shares sold	139,605	–	$1,609,269	$–
Shares redeemed	(758)	–	(8,750)	–
Net increase (decrease)	138,847	–	$1,600,519	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to October 31, 2018

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund (two of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018) for Class A, Class M, Class C, Emerging Markets Discovery, Total Emerging Markets and Class I, and for the period (October 2, 2018 to October 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for one-half year period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2018	Expenses Paid During Period
Fidelity Emerging Markets Discovery Fund
Class A	1.54%
Actual		$1,000.00	$773.30	$6.88-B
Hypothetical-C		$1,000.00	$1,017.44	$7.83-D
Class M	1.82%
Actual		$1,000.00	$772.80	$8.13-B
Hypothetical-C		$1,000.00	$1,016.03	$9.25-D
Class C	2.32%
Actual		$1,000.00	$770.70	$10.35-B
Hypothetical-C		$1,000.00	$1,013.51	$11.77-D
Emerging Markets Discovery	1.25%
Actual		$1,000.00	$774.60	$5.59-B
Hypothetical-C		$1,000.00	$1,018.90	$6.36-D
Class I	1.24%
Actual		$1,000.00	$775.10	$5.55- B
Hypothetical-C		$1,000.00	$1,018.95	$6.31-D
Class Z	1.02%
Actual		$1,000.00	$919.60	$.80-B
Hypothetical-C		$1,000.00	$1,020.06	$5.19-D
Fidelity Total Emerging Markets Fund
Class A	1.41%
Actual		$1,000.00	$865.00	$6.63-B
Hypothetical-C		$1,000.00	$1,018.10	$7.17-D
Class M	1.75%
Actual		$1,000.00	$863.50	$8.22-B
Hypothetical-C		$1,000.00	$1,016.38	$8.89-D
Class C	2.15%
Actual		$1,000.00	$861.70	$10.09-B
Hypothetical-C		$1,000.00	$1,014.37	$10.92-D
Total Emerging Markets	1.14%
Actual		$1,000.00	$865.90	$5.36-B
Hypothetical-C		$1,000.00	$1,019.46	$5.80-D
Class I	1.13%
Actual		$1,000.00	$865.80	$5.31-B
Hypothetical-C		$1,000.00	$1,019.51	$5.75-D
Class Z	1.04%
Actual		$1,000.00	$949.10	$.83-B
Hypothetical-C		$1,000.00	$1,019.96	$5.30-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period) for Class A, Class M, Class C, Emerging Markets Discovery, Total Emerging Markets and Class I, and multiplied by 30/365 (to reflect the period October 2, 2018 to October 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/17/18	12/14/18	$0.180	$0.008
Class M	12/17/18	12/14/18	$0.098	$0.008
Class C	12/17/18	12/14/18	$0.051	$0.008
Emerging Markets Discovery	12/17/18	12/14/18	$0.222	$0.008
Class I	12/17/18	12/14/18	$0.218	$0.008
Class Z	12/17/18	12/14/18	$0.256	$0.008
Fidelity Total Emerging Markets Fund
Class A	12/17/18	12/14/18	$0.242	$0.000
Class M	12/17/18	12/14/18	$0.207	$0.000
Class C	12/17/18	12/14/18	$0.152	$0.000
Total Emerging Markets	12/17/18	12/14/18	$0.279	$0.000
Class I	12/17/18	12/14/18	$0.284	$0.000
Class Z	12/17/18	12/14/18	$0.310	$0.000

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I
Fidelity Emerging Markets Discovery Fund
December 15, 2017	51%	60%	68%	45%	45%
Fidelity Total Emerging Markets Fund
December 15, 2017	37%	41%	48%	35%	34%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/18/17	$0.1720	$0.0180
Class M	12/18/17	$0.1447	$0.0180
Class C	12/18/17	$0.1274	$0.0180
Emerging Markets Discovery	12/18/17	$0.1950	$0.0180
Class I	12/18/17	$0.1965	$0.0180
Fidelity Total Emerging Markets Fund
Class A	12/18/17	$0.2118	$0.0135
Class M	12/18/17	$0.1914	$0.0135
Class C	12/18/17	$0.1635	$0.0135
Total Emerging Markets	12/18/17	$0.2247	$0.0135
Class I	12/18/17	$0.2330	$0.0135

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund  At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contracts with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the funds for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the funds, and the Sector Portfolios Board.

The Board considered that the approval of the funds' Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the funds' assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for each fund; (iii) the nature, extent or quality of services provided under the funds' Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board concluded that the funds' Advisory Contracts are fair and reasonable, and that the funds' Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the funds' Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for each fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the funds' management fee structures are fair and reasonable, and that the continuation of the funds' Advisory Contracts should be approved.

EMD-TEK-ANN-1218
1.931237.106

Fidelity® Global Equity Income Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Equity Income Fund	(1.88)%	6.26%	8.51%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$17,004	Fidelity® Global Equity Income Fund
$17,285	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities returned -0.14% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) Index. A modestly positive first half of the period gave way to a confluence of negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -4% second-half return. The index lost 7.5% in October alone, its largest monthly drop in more than six years. Among sectors, economically sensitive materials (-8%), financials (-6%) and industrials (-5%) stocks suffered from concerns about slowing growth in some key markets. Rising interest rates in the U.S. exerted pressure on real estate (-4%) and utilities (-2%). Conversely, information technology (+9%) benefited from better-than-expected earnings from some major index constituents. Stable profit growth helped health care (+8%) perform well, while elevated crude-oil prices supported energy (+5%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%). The U.S. (+7%) was the only region with a positive return, helped by steady economic and corporate profit growth.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund returned -1.88%, behind the -0.14% result of the benchmark MSCI ACWI (All Country World Index) Index. Mixed performance among global stocks, along with investors’ preference for growth over value for much of the 12 months, provided a challenging backdrop for the fund, given its focus on value- and quality-oriented stocks and sectors. A few specific stocks particularly detracted, including U.K. software & services firm Micro Focus International. Its shares returned about -54% the past year, significantly declining in mid-March after the firm announced the resignation of CEO Chris Hsu, who had been on the job just a few months, and issued a profit warning as it struggled to integrate its acquisition of software assets from Hewlett Packard Enterprise, completed in September 2017. Elsewhere, ongoing concerns regarding demand for traditional tobacco products and the growing popularity of e-cigarettes as an alternative hurt shares of fund holding British American Tobacco (-30%). Conversely, ConocoPhillips (+39%) contributed more than any other fund position, driven higher by higher oil prices, new discoveries and stronger-than-expected financial results, including reduced debt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United States of America*	49.8%
United Kingdom	11.4%
Japan	7.4%
Switzerland	4.6%
Canada	4.4%
Germany	2.8%
Netherlands	2.6%
France	2.4%
Spain	1.5%
Other	13.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.7
Short-Term Investments and Net Other Assets (Liabilities)	1.3

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.7
Microsoft Corp. (United States of America, Software)	3.2
American Tower Corp. (United States of America, Equity Real Estate Investment Trusts (REITs))	2.0
Bank of America Corp. (United States of America, Banks)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	1.9
Verizon Communications, Inc. (United States of America, Diversified Telecommunication Services)	1.9
JPMorgan Chase & Co. (United States of America, Banks)	1.9
Amgen, Inc. (United States of America, Biotechnology)	1.9
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.8
Wells Fargo & Co. (United States of America, Banks)	1.8
22.1

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	20.2
Health Care	14.3
Information Technology	13.7
Consumer Staples	13.5
Energy	9.7
Industrials	9.6
Communication Services	8.0
Consumer Discretionary	5.4
Real Estate	2.0
Materials	1.7

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
		Shares	Value
Bailiwick of Jersey - 1.5%
Ferguson PLC		3,727	$251,674
Shire PLC		7,800	470,737
WPP PLC		26,600	300,998

TOTAL BAILIWICK OF JERSEY			1,023,409

Belgium - 0.8%
KBC Groep NV		7,945	548,033
Bermuda - 1.0%
Hiscox Ltd.		12,200	253,871
IHS Markit Ltd. (a)		7,400	388,722

TOTAL BERMUDA			642,593

Canada - 4.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		8,300	396,385
Constellation Software, Inc.		1,300	894,689
Fairfax Financial Holdings Ltd. (sub. vtg.)		541	262,887
Imperial Oil Ltd.		17,300	540,374
Suncor Energy, Inc.		27,900	935,899

TOTAL CANADA			3,030,234

Cayman Islands - 0.6%
Best Pacific International Holdings Ltd.		138,000	35,195
SITC International Holdings Co. Ltd.		465,000	341,548
Value Partners Group Ltd.		53,000	39,335

TOTAL CAYMAN ISLANDS			416,078

China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)		1,400	110,163
Shanghai International Airport Co. Ltd. (A Shares)		13,168	93,536
Zhengzhou Yutong Bus Co. Ltd.		11,600	17,727

TOTAL CHINA			221,426

France - 2.4%
Amundi SA (b)		2,600	154,842
Compagnie de St. Gobain		8,500	320,207
Edenred SA		3,087	117,237
Sanofi SA		7,000	625,524
VINCI SA		4,700	418,297

TOTAL FRANCE			1,636,107

Germany - 2.8%
Deutsche Post AG		8,809	278,147
Deutsche Telekom AG		11,000	180,418
Hannover Reuck SE		2,000	269,797
Linde PLC		3,696	606,382
SAP SE		5,519	590,939

TOTAL GERMANY			1,925,683

Hong Kong - 0.8%
AIA Group Ltd.		28,200	213,425
Techtronic Industries Co. Ltd.		63,500	297,177

TOTAL HONG KONG			510,602

India - 0.7%
HDFC Asset Management Co. Ltd. (a)		1,900	35,978
HDFC Bank Ltd. sponsored ADR		1,800	160,038
Housing Development Finance Corp. Ltd.		5,600	133,962
Reliance Industries Ltd.		11,000	157,839

TOTAL INDIA			487,817

Ireland - 1.4%
Accenture PLC Class A		4,640	731,357
Paddy Power Betfair PLC (Ireland)		2,700	233,031

TOTAL IRELAND			964,388

Israel - 0.6%
Ituran Location & Control Ltd.		11,200	382,144
Japan - 7.4%
A/S One Corp.		2,600	184,801
Aucnet, Inc.		9,500	99,601
Broadleaf Co. Ltd.		19,900	114,989
Daiichikosho Co. Ltd.		22,900	1,055,346
Hoya Corp.		20,200	1,148,250
Inaba Denki Sangyo Co. Ltd.		8,000	322,240
Japan Meat Co. Ltd.		18,600	337,103
Minebea Mitsumi, Inc.		21,500	328,908
Mitani Shoji Co. Ltd.		3,500	166,881
Nippon Telegraph & Telephone Corp.		8,900	367,024
Nitori Holdings Co. Ltd.		900	117,530
Ryohin Keikaku Co. Ltd.		200	52,838
Sony Corp.		8,400	454,581
Tsuruha Holdings, Inc.		3,200	333,514

TOTAL JAPAN			5,083,606

Kenya - 0.5%
Safaricom Ltd.		1,382,200	314,752
Luxembourg - 0.6%
B&M European Value Retail S.A.		78,956	420,641
Multi-National - 0.7%
HKT Trust/HKT Ltd. unit		351,600	484,227
Netherlands - 2.6%
LyondellBasell Industries NV Class A		5,900	526,693
NXP Semiconductors NV		2,600	194,974
Unilever NV (Certificaten Van Aandelen) (Bearer)		20,079	1,078,945

TOTAL NETHERLANDS			1,800,612

Norway - 0.8%
Equinor ASA		21,463	558,357
Panama - 0.4%
Carnival Corp.		5,000	280,200
Spain - 0.9%
Amadeus IT Holding SA Class A		2,300	185,431
CaixaBank SA		50,000	202,336
Prosegur Cash SA (b)		127,800	253,317

TOTAL SPAIN			641,084

Sweden - 0.9%
AddTech AB (B Shares)		5,300	108,303
Essity AB Class B		8,000	182,622
HEXPOL AB (B Shares)		9,300	86,078
Loomis AB (B Shares)		5,700	176,273
Radisson Hospitality AB (a)		18,400	71,077

TOTAL SWEDEN			624,353

Switzerland - 4.6%
Banque Cantonale Vaudoise		470	351,398
Chubb Ltd.		3,600	449,676
Nestle SA (Reg. S)		15,345	1,295,473
Roche Holding AG (participation certificate)		3,000	730,087
Swatch Group AG (Bearer)		980	331,613

TOTAL SWITZERLAND			3,158,247

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.		94,000	705,295
United Kingdom - 11.4%
AstraZeneca PLC sponsored ADR		19,100	740,698
BP PLC		58,500	422,588
British American Tobacco PLC (United Kingdom)		19,278	835,706
Bunzl PLC		15,800	466,719
Cineworld Group PLC		75,000	282,418
Compass Group PLC		15,500	305,106
Conviviality PLC (c)		62,820	1
Cranswick PLC		4,400	162,536
GlaxoSmithKline PLC		27,653	535,577
Hastings Group Holdings PLC (b)		71,432	169,004
Hilton Food Group PLC		58,600	690,601
Imperial Tobacco Group PLC		11,756	398,654
Melrose Industries PLC		137,654	296,739
Micro Focus International PLC		54,158	839,569
Moneysupermarket.com Group PLC		92,244	345,819
Nielsen Holdings PLC		7,400	192,252
Reckitt Benckiser Group PLC		5,400	436,666
Rolls-Royce Holdings PLC		8,500	91,156
St. James's Place Capital PLC		25,521	330,613
Standard Life PLC		73,825	255,252

TOTAL UNITED KINGDOM			7,797,674

United States of America - 48.5%
Altria Group, Inc.		11,100	721,944
Ameren Corp.		3,300	213,114
American Tower Corp.		8,760	1,364,896
AMETEK, Inc.		11,200	751,296
Amgen, Inc.		6,620	1,276,270
Apple, Inc.		11,650	2,549,719
Bank of America Corp.		49,080	1,349,700
Becton, Dickinson & Co.		3,300	760,650
Bristol-Myers Squibb Co.		6,100	308,294
Capital One Financial Corp.		9,100	812,630
Cedar Fair LP (depositary unit)		4,100	210,166
Charter Communications, Inc. Class A (a)		1,200	384,444
Chevron Corp.		11,065	1,235,407
Citigroup, Inc.		15,700	1,027,722
Comcast Corp. Class A		14,700	560,658
ConocoPhillips Co.		16,500	1,153,350
Danaher Corp.		4,900	487,060
Delek U.S. Holdings, Inc.		4,000	146,880
Diamond Hill Investment Group, Inc.		1,000	172,180
DowDuPont, Inc.		10,640	573,709
Enterprise Products Partners LP		6,400	171,648
Exxon Mobil Corp.		9,630	767,318
Fortive Corp.		4,200	311,850
General Dynamics Corp.		1,300	224,354
General Electric Co.		25,000	252,500
Interpublic Group of Companies, Inc.		10,700	247,812
Johnson & Johnson		7,600	1,063,924
JPMorgan Chase & Co.		11,730	1,278,805
Lowe's Companies, Inc.		4,700	447,534
MetLife, Inc.		5,400	222,426
Microsoft Corp.		20,664	2,207,122
MSCI, Inc.		2,400	360,912
Northrop Grumman Corp.		900	235,755
NRG Energy, Inc.		5,200	188,188
Packaging Corp. of America		900	82,629
PepsiCo, Inc.		6,300	707,994
Philip Morris International, Inc.		3,900	343,473
Phillips 66 Co.		3,500	359,870
S&P Global, Inc.		2,140	390,165
SunTrust Banks, Inc.		12,400	776,984
The Coca-Cola Co.		16,400	785,232
The J.M. Smucker Co.		3,500	379,120
The Travelers Companies, Inc.		1,900	237,747
U.S. Bancorp		17,580	918,907
United Technologies Corp.		3,100	385,051
UnitedHealth Group, Inc.		3,700	966,995
Valero Energy Corp.		3,900	355,251
Verizon Communications, Inc.		22,600	1,290,234
Wells Fargo & Co.		22,657	1,206,032

TOTAL UNITED STATES OF AMERICA			33,225,921

TOTAL COMMON STOCKS
(Cost $56,384,825)			66,883,483

Nonconvertible Preferred Stocks - 1.1%
Brazil - 0.5%
Itau Unibanco Holding SA		27,200	359,962
Spain - 0.6%
Grifols SA Class B		18,900	392,771
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)		391,000	500
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $680,138)			753,233
		Principal Amount(d)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. Canada Consumer Price Index + 6.500% 8.1% 3/31/40(e)(f)	CAD
(Cost $2,060)		CAD 2,400	2,283
		Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 2.23% (g)
(Cost $1,198,277)		1,198,038	1,198,277
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $58,265,300)			68,837,276
NET OTHER ASSETS (LIABILITIES) - (0.4)%			(305,677)
NET ASSETS - 100%			$68,531,599

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $577,163 or 0.8% of net assets.

 (c) Level 3 security

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$52,610
Fidelity Securities Lending Cash Central Fund	5,608
Total	$58,218

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,468,331	$4,619,891	$848,440	$--
Consumer Discretionary	3,702,109	3,247,528	454,581	--
Consumer Staples	9,196,132	5,549,341	3,646,790	1
Energy	6,804,781	6,382,193	422,588	--
Financials	13,804,318	13,601,982	202,336	--
Health Care	9,691,638	6,936,942	2,754,696	--
Industrials	6,537,872	5,101,157	1,436,715	--
Information Technology	9,396,228	7,260,425	2,135,803	--
Materials	1,269,109	1,269,109	--	--
Real Estate	1,364,896	1,364,896	--	--
Utilities	401,302	401,302	--	--
Corporate Bonds	2,283	--	2,283	--
Money Market Funds	1,198,277	1,198,277	--	--
Total Investments in Securities:	$68,837,276	$56,933,043	$11,904,232	$1

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$3,109,335
Level 2 to Level 1	$4,469,981

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $57,067,023)	$67,638,999
Fidelity Central Funds (cost $1,198,277)	1,198,277
Total Investment in Securities (cost $58,265,300)		$68,837,276
Cash		38,583
Foreign currency held at value (cost $204)		150
Receivable for fund shares sold		13,317
Dividends receivable		209,940
Interest receivable		13
Distributions receivable from Fidelity Central Funds		3,127
Prepaid expenses		141
Other receivables		2,047
Total assets		69,104,594
Liabilities
Payable for fund shares redeemed	$467,424
Accrued management fee	40,896
Audit fee payable	43,826
Other affiliated payables	14,514
Other payables and accrued expenses	6,335
Total liabilities		572,995
Net Assets		$68,531,599
Net Assets consist of:
Paid in capital		$55,336,835
Total distributable earnings (loss)		13,194,764
Net Assets, for 5,063,669 shares outstanding		$68,531,599
Net Asset Value, offering price and redemption price per share ($68,531,599 ÷ 5,063,669 shares)		$13.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$2,218,476
Interest		150
Income from Fidelity Central Funds		58,218
Income before foreign taxes withheld		2,276,844
Less foreign taxes withheld		(90,036)
Total income		2,186,808
Expenses
Management fee	$539,985
Transfer agent fees	143,555
Accounting and security lending fees	40,630
Custodian fees and expenses	12,023
Independent trustees' fees and expenses	391
Registration fees	22,684
Audit	69,843
Legal	1,124
Miscellaneous	552
Total expenses before reductions	830,787
Expense reductions	(7,584)
Total expenses after reductions		823,203
Net investment income (loss)		1,363,605
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,308,342
Fidelity Central Funds	(126)
Foreign currency transactions	(367)
Total net realized gain (loss)		3,307,849
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,361)	(5,804,163)
Fidelity Central Funds	(58)
Assets and liabilities in foreign currencies	(3,195)
Total change in net unrealized appreciation (depreciation)		(5,807,416)
Net gain (loss)		(2,499,567)
Net increase (decrease) in net assets resulting from operations		$(1,135,962)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	Year ended October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,363,605	$977,143
Net realized gain (loss)	3,307,849	2,279,736
Change in net unrealized appreciation (depreciation)	(5,807,416)	10,160,125
Net increase (decrease) in net assets resulting from operations	(1,135,962)	13,417,004
Distributions to shareholders	(2,362,860)	–
Distributions to shareholders from net investment income	–	(949,348)
Total distributions	(2,362,860)	(949,348)
Share transactions
Proceeds from sales of shares	13,947,450	22,414,620
Reinvestment of distributions	2,226,993	891,642
Cost of shares redeemed	(25,151,825)	(26,444,504)
Net increase (decrease) in net assets resulting from share transactions	(8,977,382)	(3,138,242)
Redemption fees	1,273	2,427
Total increase (decrease) in net assets	(12,474,931)	9,331,841
Net Assets
Beginning of period	81,006,530	71,674,689
End of period	$68,531,599	$81,006,530
Other Information
Undistributed net investment income end of period		$66,533
Shares
Sold	967,487	1,724,355
Issued in reinvestment of distributions	156,544	67,744
Redeemed	(1,759,434)	(2,036,720)
Net increase (decrease)	(635,403)	(244,621)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Equity Income Fund

Years ended October 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.21	$12.06	$12.12	$12.87	$12.20
Income from Investment Operations
Net investment income (loss)A	.25	.17	.15	.16	.28B
Net realized and unrealized gain (loss)	(.50)	2.15	.11	.21	.92
Total from investment operations	(.25)	2.32	.26	.37	1.20
Distributions from net investment income	(.25)	(.17)	(.15)	(.16)	(.25)
Distributions from net realized gain	(.18)	–	(.16)	(.95)	(.28)
Total distributions	(.43)	(.17)	(.32)C	(1.12)D	(.53)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$13.53	$14.21	$12.06	$12.12	$12.87
Total ReturnF	(1.88)%	19.31%	2.13%	2.93%	10.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.06%	1.13%	1.18%	1.15%	1.16%
Expenses net of fee waivers, if any	1.06%	1.13%	1.18%	1.15%	1.16%
Expenses net of all reductions	1.05%	1.13%	1.18%	1.14%	1.16%
Net investment income (loss)	1.75%	1.29%	1.24%	1.27%	2.21%B
Supplemental Data
Net assets, end of period (000 omitted)	$68,532	$81,007	$71,675	$67,926	$52,038
Portfolio turnover rateI	34%	37%	40%	64%	92%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.56%.

 C Total distributions of $.32 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.162 per share.

 D Total distributions of $1.12 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.954 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,634,237
Gross unrealized depreciation	(4,048,089)
Net unrealized appreciation (depreciation)	$10,586,148
Tax Cost	$58,251,128

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$62,787
Undistributed long-term capital gain	$2,548,080
Net unrealized appreciation (depreciation) on securities and other investments	$10,583,897

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$1,346,877	$ 949,348
Long-term Capital Gains	1,015,983	–
Total	$2,362,860	$ 949,348

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A – removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,356,106 and $32,819,570, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $241 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $216 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,608. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,755 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $829.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust , including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Actual	1.06%	$1,000.00	$976.40	$5.28
Hypothetical-C		$1,000.00	$1,019.86	$5.40

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 17, 2018, to shareholders of record at the opening of business on December 14, 2018, a distribution of $0.508 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.043 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2018, $3,103,306, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 57%, 68%, 68%, and 68% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0457 and $0.0038 for the dividend paid December 18, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Global Equity Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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GED-ANN-1218
1.938162.106

Fidelity Flex℠ Funds Fidelity Flex℠ International Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ International Fund	(7.98)%	5.92%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ International Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$10,996	Fidelity Flex℠ International Fund
$10,789	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Co-Portfolio Manager Jed Weiss:  For the fiscal year, the fund returned -7.98%, roughly in line with the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, unfavorable stock picks in the U.K. and China notably detracted. By sector, security selection within the consumer staples and consumer discretionary sectors weighed on relative performance. Conversely, the fund benefited from non-benchmark exposure to the United States, as well as strong stock picks in continental Europe. Out-of-benchmark stakes in U.S.-based credit-card processors Mastercard and Visa were the top individual relative contributors, as both companies continued to maintain considerable pricing power and significant market share. A sizable overweighting in Australian global biopharmaceutical firm CSL Limited also proved beneficial, as its shares gained following the acquisition and successful turnaround of Novartis' flu business. I'll note that the fund's small cash stake – representing about 1% of assets, on average – helped our relative result in a down market. Conversely, the largest individual relative detractor was untimely ownership of Swiss drug manufacturer Novartis. We sold the stock in June, missing out as the stock gained due to a number of positive changes either made or anticipated by the company's new CEO. Underexposure to benchmark heavyweight Royal Dutch Shell also detracted. We established a position in April and held it through period end, which weighed on relative performance as shares of the Anglo-Dutch multinational oil and gas giant gained during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Following a roughly five-month leave of absence, Jed Weiss returned to Fidelity on November 29, 2017, and resumed his day-to-day responsibilities as Co-Portfolio Manager. In his stead, Vincent Montemaggiore served as interim manager of the fund's developed-growth subportfolio, while Patrick Drouot and Patrick Buchanan served as co-managers of the developed small-cap sleeve.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Japan	14.0%
United States of America	10.8%
United Kingdom	10.3%
France	6.9%
Germany	6.0%
Canada	5.2%
Cayman Islands	4.6%
Switzerland	4.4%
India	3.6%
Other*	34.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.1
Investment Companies	0.2
Short-Term Investments and Net Other Assets (Liabilities)	1.7

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.6
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.3
SAP SE (Germany, Software)	1.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.3
Nestle SA (Reg. S) (Switzerland, Food Products)	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.2
Visa, Inc. Class A (United States of America, IT Services)	1.2
MasterCard, Inc. Class A (United States of America, IT Services)	1.1
CSL Ltd. (Australia, Biotechnology)	1.1
12.8

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	22.1
Industrials	14.2
Information Technology	14.0
Consumer Discretionary	9.4
Materials	8.3
Health Care	7.9
Consumer Staples	7.3
Communication Services	7.0
Energy	5.8
Real Estate	1.9

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 2.2%
Adelaide Brighton Ltd.	2,068	$8,303
Beacon Lighting Group Ltd.	6,675	6,547
Commonwealth Bank of Australia	4,712	231,007
CSL Ltd.	3,874	515,754
DuluxGroup Ltd.	4,224	22,135
Imdex Ltd. (a)	9,628	7,841
Insurance Australia Group Ltd.	19,485	94,242
Macquarie Group Ltd.	1,455	120,758

TOTAL AUSTRALIA		1,006,587

Austria - 0.7%
Andritz AG	3,613	187,262
Erste Group Bank AG	2,873	117,148

TOTAL AUSTRIA		304,410

Bailiwick of Jersey - 0.7%
Ferguson PLC	842	56,858
Glencore Xstrata PLC	44,493	181,333
Integrated Diagnostics Holdings PLC (b)	3,449	11,899
WPP PLC	6,719	76,030

TOTAL BAILIWICK OF JERSEY		326,120

Belgium - 1.0%
KBC Ancora	1,030	47,645
KBC Groep NV	4,710	324,888
Umicore SA	1,710	80,553

TOTAL BELGIUM		453,086

Bermuda - 0.2%
Credicorp Ltd. (United States)	294	66,359
Vostok New Ventures Ltd. (depositary receipt) (a)	1,631	12,405

TOTAL BERMUDA		78,764

Brazil - 1.7%
BM&F BOVESPA SA	16,200	115,531
CVC Brasil Operadora e Agencia de Viagens SA	5,400	82,128
IRB Brasil Resseguros SA	4,700	91,512
Itau Unibanco Holding SA	1,700	19,364
Localiza Rent A Car SA	14,100	108,928
Lojas Renner SA	10,200	103,055
Notre Dame Intermedica Participacoes SA	13,900	90,127
Rumo SA (a)	17,300	77,400
Suzano Papel e Celulose SA	7,900	80,348

TOTAL BRAZIL		768,393

Canada - 5.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	6,434	307,270
Canadian National Railway Co.	4,447	380,163
Canadian Pacific Railway Ltd.	1,393	285,668
CCL Industries, Inc. Class B	4,790	201,504
Constellation Software, Inc.	373	256,707
Franco-Nevada Corp.	3,506	218,970
McCoy Global, Inc. (a)	50	44
New Look Vision Group, Inc.	528	12,935
Nutrien Ltd.	6,256	331,179
Pason Systems, Inc.	8,399	126,771
PrairieSky Royalty Ltd.	6,666	101,272
ShawCor Ltd. Class A	350	6,349
Suncor Energy, Inc.	5,261	176,479

TOTAL CANADA		2,405,311

Cayman Islands - 4.6%
58.com, Inc. ADR (a)	1,395	91,498
Alibaba Group Holding Ltd. sponsored ADR (a)	4,514	642,252
Baidu.com, Inc. sponsored ADR (a)	1,088	206,785
Baozun, Inc. sponsored ADR (a)(c)	2,039	81,173
Huazhu Group Ltd. ADR	3,100	81,096
New Oriental Education & Technology Group, Inc. sponsored ADR	1,885	110,291
Shenzhou International Group Holdings Ltd.	9,000	99,389
Sunny Optical Technology Group Co. Ltd.	9,300	80,643
TAL Education Group ADR (a)	3,878	112,384
Tencent Holdings Ltd.	17,900	613,241
Value Partners Group Ltd.	9,000	6,679

TOTAL CAYMAN ISLANDS		2,125,431

Chile - 0.4%
Banco Santander Chile sponsored ADR	3,124	92,033
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	2,050	89,811

TOTAL CHILE		181,844

China - 2.4%
China International Travel Service Corp. Ltd. (A Shares)	11,200	86,188
Gree Electric Appliances, Inc. of Zhuhai Class A (a)	12,400	67,656
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	21,467	74,474
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	24,500	77,550
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	6,312	79,981
Kweichow Moutai Co. Ltd. (A Shares)	1,100	86,557
Midea Group Co. Ltd. Class A	15,500	82,303
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	23,000	216,598
Shanghai International Airport Co. Ltd. (A Shares)	12,100	85,950
Shenzhen Inovance Technology Co. Ltd. Class A	23,100	73,781
Wuliangye Yibin Co. Ltd. Class A	10,900	75,238
Yunnan Baiyao Group Co. Ltd. (d)	8,500	85,577

TOTAL CHINA		1,091,853

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	43	54,275
Jyske Bank A/S (Reg.)	2,290	93,625
Netcompany Group A/S	300	9,922
Scandinavian Tobacco Group A/S (b)	469	7,117
SimCorp A/S	207	15,949
Spar Nord Bank A/S	2,322	19,247

TOTAL DENMARK		200,135

Finland - 0.7%
Nordea Bank ABP (a)	15,419	134,103
Sampo Oyj (A Shares)	3,127	144,009
Tikkurila Oyj	2,747	37,399

TOTAL FINLAND		315,511

France - 6.9%
Accor SA	1,534	70,229
Atos Origin SA	956	82,056
AXA SA	9,304	232,848
Bouygues SA	2,595	94,761
Capgemini SA	943	115,354
Compagnie de St. Gobain	2,124	80,014
Edenred SA	3,280	124,567
Elis SA	4,959	100,148
Hermes International SCA	132	75,502
Kering SA	173	77,125
Laurent-Perrier Group SA	119	12,212
Legrand SA	1,617	105,751
LVMH Moet Hennessy - Louis Vuitton SA	246	74,638
Natixis SA	17,645	103,246
Pernod Ricard SA	503	76,799
Safran SA	1,964	253,803
Sanofi SA	4,293	383,625
Societe Generale Series A	3,253	119,248
SR Teleperformance SA	572	94,331
Thales SA	500	63,995
Total SA	8,099	475,212
Vetoquinol SA	272	15,250
VINCI SA	2,639	234,869
Virbac SA (a)	76	12,206
Vivendi SA	4,671	112,657

TOTAL FRANCE		3,190,446

Germany - 5.8%
adidas AG	345	81,279
Bayer AG	4,267	327,076
Brenntag AG	1,535	80,272
CompuGroup Medical AG	999	56,576
Continental AG	300	49,593
CTS Eventim AG	901	33,840
Deutsche Telekom AG	13,365	219,208
Fresenius SE & Co. KGaA	1,116	70,928
Hannover Reuck SE	1,131	152,570
HeidelbergCement Finance AG	1,070	72,716
Linde PLC	2,678	439,364
MTU Aero Engines Holdings AG	663	141,028
Nexus AG	419	11,437
SAP SE	5,756	616,315
Vonovia SE	5,721	261,917
WashTec AG	240	18,512
Wirecard AG	400	74,936

TOTAL GERMANY		2,707,567

Greece - 0.0%
Motor Oil (HELLAS) Corinth Refineries SA	400	9,469
Hong Kong - 1.4%
AIA Group Ltd.	63,800	482,856
China Resources Beer Holdings Co. Ltd.	26,000	90,347
Techtronic Industries Co. Ltd.	15,000	70,199

TOTAL HONG KONG		643,402

India - 3.6%
Adani Ports & Special Economic Zone Ltd.	6,281	27,078
Asian Paints Ltd.	5,416	90,101
Dabur India Ltd.	13,500	70,229
Eicher Motors Ltd.	223	65,925
Godrej Consumer Products Ltd.	8,363	81,962
HDFC Bank Ltd.	2,920	75,804
Hindustan Unilever Ltd.	4,900	107,441
Housing Development Finance Corp. Ltd.	13,837	331,005
Indraprastha Gas Ltd.	21,479	77,628
IndusInd Bank Ltd.	3,333	64,222
ITC Ltd.	26,400	99,982
Jyothy Laboratories Ltd.	2,052	5,252
Kotak Mahindra Bank Ltd.	4,952	74,933
Maruti Suzuki India Ltd.	1,088	97,332
Pidilite Industries Ltd.	5,226	67,752
Reliance Industries Ltd.	12,805	183,739
Titan Co. Ltd.	7,088	80,943
Ultratech Cemco Ltd. (a)	1,620	76,650

TOTAL INDIA		1,677,978

Indonesia - 0.5%
PT Bank Central Asia Tbk	74,300	115,586
PT Bank Rakyat Indonesia Tbk	541,600	112,221

TOTAL INDONESIA		227,807

Ireland - 1.3%
Accenture PLC Class A	463	72,978
CRH PLC	3,571	106,516
CRH PLC sponsored ADR	8,490	252,832
FBD Holdings PLC	500	6,088
James Hardie Industries PLC CDI	12,866	171,197

TOTAL IRELAND		609,611

Israel - 0.2%
Azrieli Group	141	6,846
Ituran Location & Control Ltd.	1,158	39,511
Strauss Group Ltd.	1,194	26,202

TOTAL ISRAEL		72,559

Italy - 0.7%
Assicurazioni Generali SpA	4,391	71,021
Interpump Group SpA	5,001	144,442
Intesa Sanpaolo SpA	31,873	70,601
Mediobanca SpA	4,642	40,758

TOTAL ITALY		326,822

Japan - 14.0%
Ai Holdings Corp.	500	9,545
Aoki Super Co. Ltd.	400	9,362
Artnature, Inc.	1,200	7,051
Aucnet, Inc.	500	5,242
Azbil Corp.	5,400	100,596
Broadleaf Co. Ltd.	1,300	7,512
Central Automotive Products Ltd.	100	1,360
Century21 Real Estate Japan Ltd.	200	2,185
Coca-Cola West Co. Ltd.	300	7,857
Daiichikosho Co. Ltd.	700	32,259
Daikokutenbussan Co. Ltd.	500	18,700
DENSO Corp.	3,480	155,228
East Japan Railway Co.	1,900	165,942
Fanuc Corp.	800	139,174
Funai Soken Holdings, Inc.	900	19,087
GCA Savvian Group Corp.	1,300	10,415
Goldcrest Co. Ltd.	1,400	21,899
Honda Motor Co. Ltd.	7,670	218,944
Hoya Corp.	5,177	294,282
Idemitsu Kosan Co. Ltd.	1,875	85,579
INPEX Corp.	5,200	59,210
Itochu Corp.	10,068	186,721
Japan Tobacco, Inc.	4,952	127,243
Kao Corp.	1,516	100,848
Keyence Corp.	1,100	539,106
Kobayashi Pharmaceutical Co. Ltd.	300	19,675
Komatsu Ltd.	4,400	114,587
Koshidaka Holdings Co. Ltd.	2,500	29,091
Kusuri No Aoki Holdings Co. Ltd.	300	21,536
Lasertec Corp.	1,300	37,329
Makita Corp.	2,326	80,498
Medikit Co. Ltd.	300	16,218
Minebea Mitsumi, Inc.	3,458	52,901
Miroku Jyoho Service Co., Ltd.	400	7,551
Misumi Group, Inc.	6,950	139,573
Mitsubishi UFJ Financial Group, Inc.	47,418	286,997
Mitsui Fudosan Co. Ltd.	4,785	107,769
Nabtesco Corp.	4,200	92,610
Nagaileben Co. Ltd.	1,400	31,441
Nakano Refrigerators Co. Ltd.	200	10,688
ND Software Co. Ltd.	100	1,116
Nihon Parkerizing Co. Ltd.	3,600	43,487
Nintendo Co. Ltd.	446	139,242
Nomura Holdings, Inc.	20,857	100,154
NS Tool Co. Ltd.	400	9,408
OBIC Co. Ltd.	2,017	183,762
Oracle Corp. Japan	1,036	70,331
ORIX Corp.	10,771	175,738
OSG Corp.	6,100	126,179
Panasonic Corp.	9,026	96,862
Paramount Bed Holdings Co. Ltd.	800	33,713
ProNexus, Inc.	1,087	10,568
Recruit Holdings Co. Ltd.	3,015	80,921
San-Ai Oil Co. Ltd.	2,300	24,848
Shin-Etsu Chemical Co. Ltd.	1,285	107,375
Shinsei Bank Ltd.	6,092	92,799
SHO-BOND Holdings Co. Ltd.	2,260	161,035
Shoei Co. Ltd.	1,000	39,039
SoftBank Corp.	1,350	106,837
Software Service, Inc.	200	15,066
Sony Corp.	2,055	111,210
Sony Financial Holdings, Inc.	6,094	140,585
Subaru Corp.	2,753	74,261
Sumitomo Mitsui Financial Group, Inc.	5,916	230,340
T&D Holdings, Inc.	6,779	108,367
Taiheiyo Cement Corp.	1,873	55,116
Takeda Pharmaceutical Co. Ltd.	4,065	168,533
The Monogatari Corp.	100	8,933
TKC Corp.	500	19,054
Tokio Marine Holdings, Inc.	4,124	194,290
USS Co. Ltd.	16,700	301,484
Welcia Holdings Co. Ltd.	400	20,419
Workman Co. Ltd.	400	25,311
Yamada Consulting Group Co. Ltd.	900	20,746
Yamato Kogyo Co. Ltd.	300	7,896

TOTAL JAPAN		6,478,836

Kenya - 0.4%
Safaricom Ltd.	743,800	169,377
Korea (South) - 2.1%
BGF Retail Co. Ltd.	500	73,839
Leeno Industrial, Inc.	139	7,297
LG Chemical Ltd.	405	123,168
LG Household & Health Care Ltd.	111	101,564
NAVER Corp.	575	57,702
Samsung Electronics Co. Ltd.	16,913	628,494

TOTAL KOREA (SOUTH)		992,064

Mexico - 0.7%
Consorcio ARA S.A.B. de CV	21,214	5,629
Embotelladoras Arca S.A.B. de CV	9,700	48,779
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	9,100	75,284
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	5,055	84,023
Wal-Mart de Mexico SA de CV Series V	43,500	111,099

TOTAL MEXICO		324,814

Netherlands - 2.3%
Aalberts Industries NV	829	30,469
ASML Holding NV (Netherlands)	2,768	476,772
Ferrari NV	675	79,130
ING Groep NV (Certificaten Van Aandelen)	11,718	138,636
Koninklijke Philips Electronics NV	3,005	112,074
Takeaway.com Holding BV (a)(b)	232	13,664
VastNed Retail NV	274	10,862
Wolters Kluwer NV	1,827	103,799
Yandex NV Series A (a)	2,759	83,129

TOTAL NETHERLANDS		1,048,535

New Zealand - 0.1%
Auckland International Airport Ltd.	15,168	69,186
Norway - 0.7%
Equinor ASA	8,595	223,598
Kongsberg Gruppen ASA	1,224	20,125
Schibsted ASA (B Shares)	2,444	77,410
Skandiabanken ASA (b)	1,474	14,688

TOTAL NORWAY		335,821

Philippines - 0.8%
Ayala Corp.	5,100	87,804
Ayala Land, Inc.	122,900	91,191
Jollibee Food Corp.	3,000	15,495
SM Investments Corp.	5,465	92,043
SM Prime Holdings, Inc.	147,700	93,423

TOTAL PHILIPPINES		379,956

Portugal - 0.2%
Galp Energia SGPS SA Class B	5,777	100,734
Russia - 0.8%
Alrosa Co. Ltd.	57,300	86,898
NOVATEK OAO GDR (Reg. S)	755	127,973
Sberbank of Russia	57,410	165,013

TOTAL RUSSIA		379,884

South Africa - 1.9%
Capitec Bank Holdings Ltd.	1,312	88,104
Clicks Group Ltd.	9,524	121,370
Discovery Ltd.	7,982	85,450
FirstRand Ltd.	27,319	119,091
Mondi Ltd.	3,696	88,408
Naspers Ltd. Class N	2,247	394,899

TOTAL SOUTH AFRICA		897,322

Spain - 2.6%
Amadeus IT Holding SA Class A	5,399	435,278
Banco Santander SA	60,372	287,247
Banco Santander SA rights (a)	60,372	2,345
CaixaBank SA	27,631	111,815
Grifols SA ADR	5,613	114,617
Masmovil Ibercom SA (a)	380	49,325
Merlin Properties Socimi SA	4,140	51,956
Prosegur Compania de Seguridad SA (Reg.)	20,807	115,667
Unicaja Banco SA (b)	33,240	42,581

TOTAL SPAIN		1,210,831

Sweden - 3.1%
Addlife AB	586	13,447
AddTech AB (B Shares)	1,426	29,140
Alfa Laval AB	3,828	97,759
ASSA ABLOY AB (B Shares)	17,206	342,240
Atlas Copco AB (A Shares)	6,916	171,253
Epiroc AB Class A (a)	9,353	82,133
Fagerhult AB	6,470	56,844
Hexagon AB (B Shares)	1,496	73,336
Investor AB (B Shares)	2,618	113,490
Lagercrantz Group AB (B Shares)	2,161	21,277
Loomis AB (B Shares)	2,176	67,293
Saab AB (B Shares)	617	24,178
Svenska Handelsbanken AB (A Shares)	7,155	77,774
Swedbank AB (A Shares)	6,959	156,729
Telefonaktiebolaget LM Ericsson (B Shares)	12,703	110,602

TOTAL SWEDEN		1,437,495

Switzerland - 4.4%
Credit Suisse Group AG	8,980	117,402
Nestle SA (Reg. S)	6,918	584,039
Roche Holding AG (participation certificate)	1,992	484,778
Schindler Holding AG:
(participation certificate)	702	148,046
(Reg.)	127	26,380
Sika AG	648	83,127
Swiss Life Holding AG	286	107,965
Tecan Group AG	100	22,559
UBS Group AG	16,312	226,737
Zurich Insurance Group AG	718	222,926

TOTAL SWITZERLAND		2,023,959

Taiwan - 2.3%
Addcn Technology Co. Ltd.	1,000	7,784
E.SUN Financial Holdings Co. Ltd.	137,000	90,712
Formosa Chemicals & Fibre Corp.	32,000	115,760
Formosa Plastics Corp.	36,000	117,440
Taiwan Semiconductor Manufacturing Co. Ltd.	101,000	757,816

TOTAL TAIWAN		1,089,512

Thailand - 0.4%
Airports of Thailand PCL (For. Reg.)	50,900	98,239
C.P. ALL PCL (For. Reg.)	51,400	104,242

TOTAL THAILAND		202,481

United Arab Emirates - 0.2%
National Bank of Abu Dhabi PJSC	22,600	85,031
United Kingdom - 10.3%
Alliance Pharma PLC	13,836	11,814
Ascential PLC	5,556	26,759
AstraZeneca PLC (United Kingdom)	3,174	242,778
Aviva PLC	27,664	151,181
Avon Rubber PLC	659	10,108
BAE Systems PLC	35,080	235,221
BHP Billiton PLC	18,314	365,340
BP PLC	67,245	485,759
British American Tobacco PLC (United Kingdom)	5,708	247,443
Bunzl PLC	3,217	95,028
Cineworld Group PLC	3,146	11,847
Compass Group PLC	2,652	52,203
Dechra Pharmaceuticals PLC	1,738	50,784
DP Poland PLC (a)	16,894	5,830
Elementis PLC	28,170	73,814
GlaxoSmithKline PLC	7,326	141,888
Great Portland Estates PLC	2,560	22,830
Hilton Food Group PLC	368	4,337
Howden Joinery Group PLC	1,743	10,451
HSBC Holdings PLC sponsored ADR	2,696	110,779
Imperial Tobacco Group PLC	4,199	142,391
Informa PLC	36,983	337,331
InterContinental Hotel Group PLC ADR	4,707	253,048
ITE Group PLC	17,123	12,475
ITV PLC	30,100	57,307
Melrose Industries PLC	31,172	67,197
Micro Focus International PLC	3,686	57,141
NMC Health PLC	1,917	86,545
Prudential PLC	15,568	311,728
Reckitt Benckiser Group PLC	2,092	169,168
Rightmove PLC	11,097	64,134
Royal Dutch Shell PLC Class B sponsored ADR	4,679	307,457
RSA Insurance Group PLC	9,412	67,900
Shaftesbury PLC	6,572	75,351
Spectris PLC	5,082	139,270
Spirax-Sarco Engineering PLC	772	63,844
Standard Chartered PLC (United Kingdom)	10,508	73,805
Standard Life PLC	23,190	80,180
The Weir Group PLC	2,984	60,492
Ultra Electronics Holdings PLC	737	13,546

TOTAL UNITED KINGDOM		4,796,504

United States of America - 8.9%
Alphabet, Inc. Class A (a)	278	303,181
American Tower Corp.	557	86,786
Amgen, Inc.	498	96,009
Amphenol Corp. Class A	940	84,130
Autoliv, Inc.	1,430	119,176
Berkshire Hathaway, Inc. Class B (a)	812	166,687
Black Knight, Inc. (a)	1,751	85,396
ConocoPhillips Co.	1,725	120,578
Constellation Brands, Inc. Class A (sub. vtg.)	362	72,121
Marsh & McLennan Companies, Inc.	1,300	110,175
Martin Marietta Materials, Inc.	860	147,301
MasterCard, Inc. Class A	2,624	518,686
MercadoLibre, Inc.	261	84,695
Mohawk Industries, Inc. (a)	679	84,692
Moody's Corp.	1,442	209,782
MSCI, Inc.	1,689	253,992
NVIDIA Corp.	313	65,990
PayPal Holdings, Inc. (a)	862	72,572
PriceSmart, Inc.	1,112	78,007
ResMed, Inc.	1,659	175,721
S&P Global, Inc.	1,373	250,325
Sherwin-Williams Co.	749	294,709
TransDigm Group, Inc. (a)	221	72,985
Veoneer, Inc. (a)	1,653	55,508
Visa, Inc. Class A	3,906	538,442

TOTAL UNITED STATES OF AMERICA		4,147,646

TOTAL COMMON STOCKS
(Cost $47,880,542)		44,893,094

Nonconvertible Preferred Stocks - 1.3%
Brazil - 0.9%
Itau Unibanco Holding SA	21,000	277,912
Itausa-Investimentos Itau SA (PN)	39,900	120,509

TOTAL BRAZIL		398,421

Germany - 0.2%
Porsche Automobil Holding SE (Germany)	1,373	87,316
Sartorius AG (non-vtg.)	210	30,446

TOTAL GERMANY		117,762

Spain - 0.2%
Grifols SA Class B	3,769	78,326
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $609,429)		594,509

Investment Companies - 0.2%
United States of America - 0.2%
iShares MSCI EAFE Small-Cap ETF
(Cost $108,511)	1,662	93,488

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 2.23% (e)	568,097	568,211
Fidelity Securities Lending Cash Central Fund 2.23% (e)(f)	50,630	50,635
TOTAL MONEY MARKET FUNDS
(Cost $618,846)		618,846
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $49,217,328)		46,199,937
NET OTHER ASSETS (LIABILITIES) - 0.4%		192,082
NET ASSETS - 100%		$46,392,019

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $89,949 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,275
Fidelity Securities Lending Cash Central Fund	2,355
Total	$18,630

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,284,257	$2,017,042	$1,267,215	$--
Consumer Discretionary	4,233,513	3,415,054	818,459	--
Consumer Staples	3,395,229	2,166,488	1,228,741	--
Energy	2,615,071	1,594,890	1,020,181	--
Financials	10,305,704	7,069,949	3,235,755	--
Health Care	3,802,610	1,707,027	2,010,006	85,577
Industrials	6,647,467	4,706,799	1,940,668	--
Information Technology	6,486,130	4,467,484	2,018,646	--
Materials	3,806,979	3,172,632	634,347	--
Real Estate	833,015	725,246	107,769	--
Utilities	77,628	77,628	--	--
Investment Companies	93,488	93,488	--	--
Money Market Funds	618,846	618,846	--	--
Total Investments in Securities:	$46,199,937	$31,832,573	$14,281,787	$85,577

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$377,931
Level 2 to Level 1	$861,424

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $51,753) — See accompanying schedule: Unaffiliated issuers (cost $48,598,482)	$45,581,091
Fidelity Central Funds (cost $618,846)	618,846
Total Investment in Securities (cost $49,217,328)		$46,199,937
Cash		61,764
Foreign currency held at value (cost $12,146)		12,121
Receivable for investments sold		308,138
Receivable for fund shares sold		21,556
Dividends receivable		127,778
Distributions receivable from Fidelity Central Funds		1,075
Total assets		46,732,369
Liabilities
Payable for investments purchased	$275,209
Payable for fund shares redeemed	14,467
Other payables and accrued expenses	39
Collateral on securities loaned	50,635
Total liabilities		340,350
Net Assets		$46,392,019
Net Assets consist of:
Paid in capital		$50,870,833
Total distributable earnings (loss)		(4,478,814)
Net Assets, for 4,255,840 shares outstanding		$46,392,019
Net Asset Value, offering price and redemption price per share ($46,392,019 ÷ 4,255,840 shares)		$10.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$1,284,911
Income from Fidelity Central Funds		18,630
Income before foreign taxes withheld		1,303,541
Less foreign taxes withheld		(122,825)
Total income		1,180,716
Expenses
Independent trustees' fees and expenses	$220
Commitment fees	114
Total expenses		334
Net investment income (loss)		1,180,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,290,529)
Fidelity Central Funds	21
Foreign currency transactions	(12,759)
Total net realized gain (loss)		(2,303,267)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(4,147,815)
Assets and liabilities in foreign currencies	(1,590)
Total change in net unrealized appreciation (depreciation)		(4,149,405)
Net gain (loss)		(6,452,672)
Net increase (decrease) in net assets resulting from operations		$(5,272,290)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	For the period March 7, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,180,382	$113,865
Net realized gain (loss)	(2,303,267)	34,417
Change in net unrealized appreciation (depreciation)	(4,149,405)	1,130,319
Net increase (decrease) in net assets resulting from operations	(5,272,290)	1,278,601
Distributions to shareholders	(243,461)	–
Total distributions	(243,461)	–
Share transactions
Proceeds from sales of shares	61,885,506	14,011,215
Reinvestment of distributions	243,461	–
Cost of shares redeemed	(24,832,406)	(678,607)
Net increase (decrease) in net assets resulting from share transactions	37,296,561	13,332,608
Total increase (decrease) in net assets	31,780,810	14,611,209
Net Assets
Beginning of period	14,611,209	–
End of period	$46,392,019	$14,611,209
Other Information
Undistributed net investment income end of period		$113,847
Shares
Sold	5,081,975	1,281,107
Issued in reinvestment of distributions	20,407	–
Redeemed	(2,068,952)	(58,697)
Net increase (decrease)	3,033,430	1,222,410

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Fund

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.30	.16
Net realized and unrealized gain (loss)	(1.24)	1.79
Total from investment operations	(.94)	1.95
Distributions from net investment income	(.07)	–
Distributions from net realized gain	(.03)	–
Total distributions	(.11)C	–
Net asset value, end of period	$10.90	$11.95
Total ReturnD	(7.98)%	19.50%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	- %H
Expenses net of fee waivers, if anyG	-%	- %H
Expenses net of all reductionsG	-%	- %H
Net investment income (loss)	2.53%	2.24%H
Supplemental Data
Net assets, end of period (000 omitted)	$46,392	$14,611
Portfolio turnover rateI	69%	35%H

 A For the period March 7, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.032 per share.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Flex International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,121,953
Gross unrealized depreciation	(5,409,415)
Net unrealized appreciation (depreciation)	$(3,287,462)
Tax Cost	$49,487,399

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$875,258
Capital loss carryforward	$(2,065,182)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,288,888)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,064,682)
Long-term	(501)
Total capital loss carryforward	$(2,065,183)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017
Ordinary Income	$243,461	$ -

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $67,987,424 and $30,417,423, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $265 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $114 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,355. During the period, there were no securities loaned to FCM.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Flex International Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 7, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 7, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Actual	- %C	$1,000.00	$892.70	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 63% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0510 and $0.0055 for the dividend paid December 11, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex International Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZNL-ANN-1218
1.9881587.101

Fidelity® International Capital Appreciation K6 Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Life of fundA
Fidelity® International Capital Appreciation K6 Fund	(7.36)%	1.38%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$10,199	Fidelity® International Capital Appreciation K6 Fund
$9,946	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tensions, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year, the fund returned -7.36%, ahead of the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the benchmark, favorable stock selection within the information technology, financials and industrials sectors notably lifted the fund's relative performance. Geographically, stock picks in continental Europe, Germany in particular, as well as out-of-benchmark exposure to the United States, added value. The fund’s top relative contributor was an overweight stake in Wirecard, a Germany-based provider of online payment processing that gained after the company reported strong financial results during the period. Other contributors included an out-of-benchmark position in Heico, a provider of aftermarket aerospace components, and a non-benchmark stake in online retailer Amazon.com. Conversely, the fund's relative result was curbed by stock choices in consumer staples and notable underweight in energy. By region, positioning in emerging markets was by far the biggest detractor. Several of the fund’s largest relative detractors were based in China, starting with TAL Education Group, a provider of after-school tutoring that was bought during the period and later sold. Midea Group, an electrical appliance manufacturer in China, is another stock purchased this period that underperformed. Lastly, China-based CSPC Pharmaceutical Group, which was also sold prior to period-end, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
United States of America*	15.1%
United Kingdom	11.3%
France	9.1%
Japan	8.3%
Canada	6.1%
India	6.1%
Germany	5.8%
Cayman Islands	4.3%
Netherlands	4.0%
Other	29.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2018

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.6
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.4
SAP SE (Germany, Software)	1.1
The Toronto-Dominion Bank (Canada, Banks)	1.0
AIA Group Ltd. (Hong Kong, Insurance)	1.0
LVMH Moet Hennessy - Louis Vuitton SA (France, Textiles, Apparel & Luxury Goods)	1.0
Diageo PLC (United Kingdom, Beverages)	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.0
Naspers Ltd. Class N (South Africa, Media)	1.0
11.6

Top Market Sectors as of October 31, 2018

% of fund's net assets
Industrials	19.3
Information Technology	17.7
Financials	16.1
Consumer Discretionary	12.8
Consumer Staples	9.6
Materials	6.7
Health Care	6.6
Communication Services	4.8
Real Estate	2.9
Energy	1.4

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Australia - 2.0%
Aristocrat Leisure Ltd.	109,239	$2,049,976
CSL Ltd.	23,525	3,131,935
realestate.com.au Ltd.	39,045	1,980,273

TOTAL AUSTRALIA		7,162,184

Bailiwick of Jersey - 0.7%
Experian PLC	105,200	2,419,516
Belgium - 0.6%
Umicore SA	46,842	2,206,582
Bermuda - 1.7%
Credicorp Ltd. (United States)	10,087	2,276,737
Hiscox Ltd.	93,362	1,942,779
IHS Markit Ltd. (a)	36,900	1,938,357

TOTAL BERMUDA		6,157,873

Brazil - 0.6%
BM&F BOVESPA SA	314,700	2,244,293
Canada - 6.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	49,300	2,354,431
Canadian National Railway Co.	36,129	3,088,577
Canadian Pacific Railway Ltd.	12,056	2,472,375
CCL Industries, Inc. Class B	49,565	2,085,085
Constellation Software, Inc.	3,244	2,232,593
Dollarama, Inc.	71,600	1,980,292
Open Text Corp.	61,300	2,069,332
The Toronto-Dominion Bank	68,000	3,772,297
Waste Connection, Inc. (Canada)	26,743	2,044,449

TOTAL CANADA		22,099,431

Cayman Islands - 4.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	36,446	5,185,537
New Oriental Education & Technology Group, Inc. sponsored ADR	40,683	2,380,362
Shenzhou International Group Holdings Ltd.	189,000	2,087,159
Tencent Holdings Ltd.	172,900	5,923,427

TOTAL CAYMAN ISLANDS		15,576,485

Chile - 0.6%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (b)	49,500	2,168,595
China - 3.7%
China International Travel Service Corp. Ltd. (A Shares)	275,479	2,119,905
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	547,648	1,899,906
Kweichow Moutai Co. Ltd. (A Shares)	27,247	2,144,012
Midea Group Co. Ltd. Class A	385,700	2,048,028
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	324,000	3,051,205
Shanghai International Airport Co. Ltd. (A Shares)	289,333	2,055,214

TOTAL CHINA		13,318,270

Denmark - 1.2%
DONG Energy A/S (c)	34,100	2,166,550
DSV de Sammensluttede Vognmaend A/S	28,300	2,275,377

TOTAL DENMARK		4,441,927

Finland - 0.6%
Neste Oyj	26,700	2,200,390
France - 9.1%
Dassault Systemes SA	17,800	2,234,866
Eiffage SA	22,154	2,168,514
Hermes International SCA	3,988	2,281,089
Kering SA	6,083	2,711,869
L'Oreal SA	14,000	3,153,977
Legrand SA	36,034	2,356,595
LVMH Moet Hennessy - Louis Vuitton SA	11,994	3,639,045
Orpea	16,478	2,031,555
Pernod Ricard SA	17,015	2,597,871
Safran SA	21,600	2,791,321
SR Teleperformance SA	12,101	1,995,622
Thales SA	16,967	2,171,597
VINCI SA (b)	32,072	2,854,388

TOTAL FRANCE		32,988,309

Germany - 5.8%
adidas AG	11,562	2,723,905
Deutsche Wohnen AG (Bearer)	49,343	2,260,125
Infineon Technologies AG	123,000	2,464,538
Linde PLC	16,385	2,688,194
SAP SE	36,584	3,917,177
Symrise AG	26,208	2,201,402
Vonovia SE	53,100	2,431,009
Wirecard AG	12,401	2,323,207

TOTAL GERMANY		21,009,557

Hong Kong - 1.0%
AIA Group Ltd.	497,800	3,767,485
India - 6.1%
Asian Paints Ltd.	123,522	2,054,914
Eicher Motors Ltd.	7,310	2,161,036
Godrej Consumer Products Ltd.	194,658	1,907,759
HDFC Bank Ltd.	39,857	1,034,698
HDFC Bank Ltd. sponsored ADR	10,810	961,117
Housing Development Finance Corp. Ltd.	122,873	2,939,333
IndusInd Bank Ltd.	101,508	1,955,909
Kotak Mahindra Bank Ltd.	137,145	2,075,255
Maruti Suzuki India Ltd.	21,993	1,967,475
Reliance Industries Ltd.	196,985	2,826,532
Titan Co. Ltd.	184,400	2,105,790

TOTAL INDIA		21,989,818

Indonesia - 0.6%
PT Bank Central Asia Tbk	1,473,800	2,292,739
Ireland - 2.3%
Accenture PLC Class A	11,825	1,863,857
DCC PLC (United Kingdom)	23,788	2,041,751
Kerry Group PLC Class A	21,500	2,203,854
Kingspan Group PLC (Ireland)	46,400	2,018,110

TOTAL IRELAND		8,127,572

Italy - 1.1%
Amplifon SpA	103,200	1,830,489
Recordati SpA	59,800	2,026,556

TOTAL ITALY		3,857,045

Japan - 8.3%
Daikin Industries Ltd.	1,726	200,064
Hoya Corp.	43,900	2,495,454
Kao Corp.	39,618	2,635,478
Keyence Corp.	5,932	2,907,250
Misumi Group, Inc.	101,100	2,030,333
Nidec Corp.	20,400	2,619,719
Nissan Chemical Corp.	39,000	1,838,900
Nitori Holdings Co. Ltd.	17,500	2,285,306
OBIC Co. Ltd.	22,800	2,077,228
Recruit Holdings Co. Ltd.	100,812	2,705,753
Relo Group, Inc.	80,930	1,912,167
Tsuruha Holdings, Inc.	20,105	2,095,403
Unicharm Corp.	80,600	2,194,383
Zozo, Inc.	80,100	1,930,180

TOTAL JAPAN		29,927,618

Korea (South) - 0.6%
LG Household & Health Care Ltd.	2,312	2,115,450
Mexico - 0.5%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	116,040	1,928,778
Netherlands - 4.0%
ASML Holding NV (Netherlands)	19,620	3,379,430
Ferrari NV	19,300	2,262,525
Heineken NV (Bearer)	29,300	2,641,657
Interxion Holding N.V. (a)	32,867	1,934,880
Wolters Kluwer NV	38,600	2,193,010
Yandex NV Series A (a)	65,800	1,982,554

TOTAL NETHERLANDS		14,394,056

Philippines - 0.6%
SM Prime Holdings, Inc.	3,250,100	2,055,755
South Africa - 2.2%
Capitec Bank Holdings Ltd.	30,603	2,055,074
FirstRand Ltd.	504,300	2,198,375
Naspers Ltd. Class N	20,301	3,567,802

TOTAL SOUTH AFRICA		7,821,251

Spain - 0.7%
Amadeus IT Holding SA Class A	32,024	2,581,840
Sweden - 1.9%
Alfa Laval AB	82,800	2,114,528
ASSA ABLOY AB (B Shares)	116,000	2,307,329
Hexagon AB (B Shares)	47,459	2,326,495

TOTAL SWEDEN		6,748,352

Switzerland - 3.9%
Givaudan SA	980	2,378,116
Lonza Group AG	7,246	2,278,517
Partners Group Holding AG	3,244	2,311,046
Schindler Holding AG (participation certificate)	10,300	2,172,189
Sika AG	19,590	2,513,060
Temenos Group AG	16,600	2,282,778

TOTAL SWITZERLAND		13,935,706

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	143,825	5,479,733
United Kingdom - 11.3%
Beazley PLC	308,900	2,082,760
British American Tobacco PLC (United Kingdom)	83,100	3,602,407
Bunzl PLC	75,589	2,232,839
Compass Group PLC	128,479	2,529,017
Croda International PLC	34,700	2,137,841
Diageo PLC	104,772	3,622,127
Halma PLC	119,305	2,025,142
Hargreaves Lansdown PLC	89,600	2,139,359
InterContinental Hotel Group PLC	43,496	2,285,020
Intertek Group PLC	36,521	2,188,412
London Stock Exchange Group PLC	41,147	2,269,435
Mondi PLC	94,900	2,237,400
NMC Health PLC	50,000	2,257,301
RELX PLC	137,511	2,720,985
Rentokil Initial PLC	548,890	2,218,431
Rightmove PLC	347,390	2,007,699
St. James's Place Capital PLC	164,154	2,126,542

TOTAL UNITED KINGDOM		40,682,717

United States of America - 14.1%
Activision Blizzard, Inc.	28,100	1,940,305
Adobe, Inc. (a)	7,721	1,897,513
American Tower Corp.	12,400	1,932,044
Amphenol Corp. Class A	22,588	2,021,626
Becton, Dickinson & Co.	8,100	1,867,050
Constellation Brands, Inc. Class A (sub. vtg.)	9,300	1,852,839
Fiserv, Inc. (a)	24,900	1,974,570
FleetCor Technologies, Inc. (a)	10,000	2,000,300
Global Payments, Inc.	17,096	1,952,876
HEICO Corp. Class A	29,600	1,973,136
Marsh & McLennan Companies, Inc.	24,200	2,050,950
MasterCard, Inc. Class A	9,680	1,913,446
Microsoft Corp.	18,000	1,922,580
Moody's Corp.	13,119	1,908,552
MSCI, Inc.	12,759	1,918,698
NextEra Energy, Inc.	11,000	1,897,500
NVIDIA Corp.	10,060	2,120,950
ResMed, Inc.	18,600	1,970,112
S&P Global, Inc.	10,638	1,939,520
Sherwin-Williams Co.	5,230	2,057,848
SS&C Technologies Holdings, Inc.	38,600	1,974,776
Thermo Fisher Scientific, Inc.	8,300	1,939,295
TransDigm Group, Inc. (a)	6,140	2,027,735
UnitedHealth Group, Inc.	7,200	1,881,720
Verisk Analytics, Inc. (a)	16,600	1,989,344
Visa, Inc. Class A	13,727	1,892,267

TOTAL UNITED STATES OF AMERICA		50,817,552

TOTAL COMMON STOCKS
(Cost $365,396,851)		352,516,879

Nonconvertible Preferred Stocks - 1.3%
Brazil - 1.3%
Itau Unibanco Holding SA sponsored ADR	211,992	2,791,935
Itausa-Investimentos Itau SA (PN)	680,700	2,055,910
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $4,555,139)		4,847,845

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 2.23% (d)	13,948,450	13,951,240
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	4,683,357	4,683,825
TOTAL MONEY MARKET FUNDS
(Cost $18,635,065)		18,635,065
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $388,587,055)		375,999,789
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(15,037,075)
NET ASSETS - 100%		$360,962,714

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,166,550 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$72,084
Fidelity Securities Lending Cash Central Fund	19,453
Total	$91,537

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$17,402,060	$11,478,633	$5,923,427	$--
Consumer Discretionary	46,733,516	43,094,471	3,639,045	--
Consumer Staples	35,121,648	25,261,636	9,860,012	--
Energy	5,026,922	5,026,922	--	--
Financials	58,850,197	57,815,499	1,034,698	--
Health Care	23,709,984	23,709,984	--	--
Industrials	68,314,348	55,035,977	13,278,371	--
Information Technology	63,671,156	53,910,011	9,761,145	--
Materials	23,879,743	22,040,843	1,838,900	--
Real Estate	10,591,100	10,591,100	--	--
Utilities	4,064,050	4,064,050	--	--
Money Market Funds	18,635,065	18,635,065	--	--
Total Investments in Securities:	$375,999,789	$330,664,191	$45,335,598	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,359,518
Level 2 to Level 1	$8,652,436

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,571,214) — See accompanying schedule: Unaffiliated issuers (cost $369,951,990)	$357,364,724
Fidelity Central Funds (cost $18,635,065)	18,635,065
Total Investment in Securities (cost $388,587,055)		$375,999,789
Cash		6,074
Foreign currency held at value (cost $205,757)		205,606
Receivable for investments sold		8,338,597
Receivable for fund shares sold		276,480
Dividends receivable		240,500
Distributions receivable from Fidelity Central Funds		8,869
Other receivables		60,856
Total assets		385,136,771
Liabilities
Payable for investments purchased	$18,754,135
Payable for fund shares redeemed	540,807
Accrued management fee	195,290
Collateral on securities loaned	4,683,825
Total liabilities		24,174,057
Net Assets		$360,962,714
Net Assets consist of:
Paid in capital		$385,503,473
Total distributable earnings (loss)		(24,540,759)
Net Assets, for 35,485,803 shares outstanding		$360,962,714
Net Asset Value, offering price and redemption price per share ($360,962,714 ÷ 35,485,803 shares)		$10.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$4,953,380
Income from Fidelity Central Funds		91,537
Income before foreign taxes withheld		5,044,917
Less foreign taxes withheld		(467,267)
Total income		4,577,650
Expenses
Management fee	$1,881,239
Independent trustees' fees and expenses	1,367
Commitment fees	473
Total expenses before reductions	1,883,079
Expense reductions	(181,361)
Total expenses after reductions		1,701,718
Net investment income (loss)		2,875,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $32)	(14,642,445)
Fidelity Central Funds	1,403
Foreign currency transactions	(920)
Total net realized gain (loss)		(14,641,962)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(23,010,226)
Assets and liabilities in foreign currencies	885
Total change in net unrealized appreciation (depreciation)		(23,009,341)
Net gain (loss)		(37,651,303)
Net increase (decrease) in net assets resulting from operations		$(34,775,371)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	For the period May 25, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,875,932	$223,392
Net realized gain (loss)	(14,641,962)	147,544
Change in net unrealized appreciation (depreciation)	(23,009,341)	10,420,074
Net increase (decrease) in net assets resulting from operations	(34,775,371)	10,791,010
Distributions to shareholders	(556,479)	–
Total distributions	(556,479)	–
Share transactions
Proceeds from sales of shares	284,114,051	174,806,251
Reinvestment of distributions	556,479	–
Cost of shares redeemed	(63,779,612)	(10,193,615)
Net increase (decrease) in net assets resulting from share transactions	220,890,918	164,612,636
Total increase (decrease) in net assets	185,559,068	175,403,646
Net Assets
Beginning of period	175,403,646	–
End of period	$360,962,714	$175,403,646
Other Information
Undistributed net investment income end of period		$215,830
Shares
Sold	25,176,612	16,893,772
Issued in reinvestment of distributions	50,133	–
Redeemed	(5,674,611)	(960,103)
Net increase (decrease)	19,552,134	15,933,669

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation K6 Fund

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.11	.02
Net realized and unrealized gain (loss)	(.92)	.99
Total from investment operations	(.81)	1.01
Distributions from net investment income	(.02)	–
Distributions from net realized gain	(.01)	–
Total distributions	(.03)	–
Net asset value, end of period	$10.17	$11.01
Total ReturnC,D	(7.36)%	10.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.65%G
Expenses net of fee waivers, if any	.65%	.65%G
Expenses net of all reductions	.58%	.65%G
Net investment income (loss)	.99%	.51%G
Supplemental Data
Net assets, end of period (000 omitted)	$360,963	$175,404
Portfolio turnover rateH	158%I	81%I,J

 A For the period May 25, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,323,503
Gross unrealized depreciation	(27,609,607)
Net unrealized appreciation (depreciation)	$(14,286,104)
Tax Cost	$390,285,893

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,706,513
Capital loss carryforward	$(12,971,090)
Net unrealized appreciation (depreciation) on securities and other investments	$(14,276,183)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,971,090)
Total capital loss carryforward	$(12,971,090)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017(a)
Ordinary Income	$539,089	$ -
Long-term Capital Gains	17,390	–
Total	$556,479	$ -

 (a) For the period May 25, 2017 (commencement of operations) to October 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A – removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $637,363,760 and $445,056,516, respectively.

Exchanges In-Kind. Investments and cash received in-kind through subscriptions totaled $29,374,572 in exchange for 2,605,896 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,447 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6,074.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $165,479,456 in exchange for 16,003,816 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $473 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $801,723. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,453, including $100 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $181,256 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $105.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Actual	.65%	$1,000.00	$902.40	$3.12
Hypothetical-C		$1,000.00	$1,021.93	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 15% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 98% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0252 and $0.0017 for the dividend paid December 11, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity International Capital Appreciation K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IVFK6-ANN-1218
1.9883991.101

Fidelity® Series Canada Fund Annual Report October 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2018	Past 1 year	Life of fundA
Fidelity® Series Canada Fund	(5.26)%	0.82%

 A From August 15, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Canada Fund on August 15, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Canada Index performed over the same period.

Period Ending Values
$10,100	Fidelity® Series Canada Fund
$10,012	MSCI Canada Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -8.08% for the 12 months ending October 31, 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. A modestly positive first half of the period gave way to a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market – that yielded a -11% second-half return. The index lost 8% in October alone, its largest monthly drop in more than six years. Among sectors, new-media-infused communications services (-15%) was hit the hardest, while economically sensitive consumer discretionary (-13%), information technology (-12%), financials (-10%), industrials (-9%) and materials (-7%) stocks also fared poorly. Even the more defensive real estate (-9%), utilities (-6%) and consumer staples (-5%) sectors weren’t spared this period. Conversely, elevated crude-oil prices fueled a positive return for energy (+7%), the top-performing sector, followed by the relatively stable-growing health care segment (+2%). Regionally, emerging markets (-12%) fared the worst, hampered by the impact of foreign exchange and concerns about economic weakness in China, India and South Korea. Sluggish growth also pressured shares in continental Europe (-9%). Stocks in Japan (-3%) and the U.K. (-4%) held up better, followed by Canada (-5%) and Asia-Pacific ex Japan (-6%).

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year, the fund returned -5.26%, edging out the -5.56% result of the benchmark MSCI Canada Index. Volatile crude-oil prices dampened returns from resource-rich Canada, falling behind those in the United States, as measured by the S&P 500® Index. Versus the MSCI index, positioning in industrials proved advantageous, as did an overweighting in information technology. In the transportation industry within industrials, the fund’s stake in Canadian Pacific Railway was the fund's biggest individual contributor on a relative basis. The firm benefited from a high return on equity, strong pricing power and strong volumes this period, all positive factors that encouraged investors and helped buoy its share price. An outsized position in financial media and information provider Thomson Reuters also added value. Conversely, stock selection in energy detracted. Overweighted positions in PrairieSky Royalty, which derives royalties from oil and gas production on its land, and non-benchmark oilfield services company CES Energy Solutions were the fund's most significant individual detractors. A weakened oil production outlook weighed on shares of PrairieSky, while reduced drilling in North America hindered results for CES.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On June 13, 2018, Ryan Oldham assumed co-management responsibilities for the fund, joining Risteard Hogan. On July 30, Risteard stepped down from the fund, leaving Ryan as sole manager.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2018
Canada	98.0%
United States of America*	2.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2018

% of fund's net assets
Stocks	98.0
Short-Term Investments and Net Other Assets (Liabilities)	2.0

Top Ten Stocks as of October 31, 2018

% of fund's net assets
The Toronto-Dominion Bank (Banks)	10.8
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	6.3
Royal Bank of Canada (Banks)	5.2
Bank of Montreal (Banks)	5.1
Canadian Pacific Railway Ltd. (Road & Rail)	5.0
Nutrien Ltd. (Chemicals)	4.2
Sun Life Financial, Inc. (Insurance)	4.2
Bank of Nova Scotia (Banks)	4.1
Canadian National Railway Co. (Road & Rail)	4.0
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	3.9
52.8

Top Market Sectors as of October 31, 2018

% of fund's net assets
Financials	38.8
Energy	18.4
Industrials	10.2
Materials	10.1
Consumer Staples	6.9
Communication Services	5.4
Information Technology	5.1
Consumer Discretionary	2.6
Real Estate	0.5

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2018, 25.5% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Canadian market.

Schedule of Investments October 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 2.3%
TELUS Corp.	918,400	$31,449,331
Media - 1.3%
Cogeco Communications, Inc.	204,100	10,007,714
Quebecor, Inc. Class B (sub. vtg.)	428,500	8,404,322
		18,412,036
Wireless Telecommunication Services - 1.8%
Rogers Communications, Inc. Class B (non-vtg.)	483,100	24,877,017

TOTAL COMMUNICATION SERVICES		74,738,384

CONSUMER DISCRETIONARY - 2.6%
Hotels, Restaurants & Leisure - 0.4%
Recipe Unlimited Corp.	284,100	5,861,336
Leisure Products - 0.8%
Spin Master Corp. (a)(b)	285,800	10,168,918
Multiline Retail - 1.4%
Dollarama, Inc.	714,400	19,758,672

TOTAL CONSUMER DISCRETIONARY		35,788,926

CONSUMER STAPLES - 6.9%
Food & Staples Retailing - 6.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,139,600	54,424,135
George Weston Ltd.	436,900	31,777,261
North West Co., Inc.	429,400	9,361,373
		95,562,769
ENERGY - 18.4%
Energy Equipment & Services - 0.6%
Canadian Energy Services & Technology Corp.	2,896,500	7,678,822
Oil, Gas & Consumable Fuels - 17.8%
Canadian Natural Resources Ltd.	1,851,100	50,789,420
Cenovus Energy, Inc. (Canada)	1,893,400	16,022,239
Enbridge, Inc.	1,220,100	38,017,777
Peyto Exploration & Development Corp. (c)	760,300	6,202,759
Pinnacle Renewable Holds, Inc.	521,900	5,740,523
PrairieSky Royalty Ltd. (c)	2,831,100	43,011,128
Suncor Energy, Inc.	2,605,000	87,384,101
		247,167,947

TOTAL ENERGY		254,846,769

FINANCIALS - 38.8%
Banks - 25.2%
Bank of Montreal (c)	952,600	71,225,203
Bank of Nova Scotia	1,055,400	56,640,214
Royal Bank of Canada	978,700	71,310,649
The Toronto-Dominion Bank	2,693,500	149,421,783
		348,597,849
Capital Markets - 4.3%
Gluskin Sheff + Associates, Inc.	338,100	2,881,600
IGM Financial, Inc.	518,200	12,726,200
Thomson Reuters Corp.	937,400	43,628,317
		59,236,117
Insurance - 9.3%
Intact Financial Corp.	468,300	36,999,417
Power Corp. of Canada (sub. vtg.)	1,650,200	34,070,748
Sun Life Financial, Inc.	1,593,800	58,366,894
		129,437,059

TOTAL FINANCIALS		537,271,025

INDUSTRIALS - 10.2%
Aerospace & Defense - 0.7%
CAE, Inc.	546,100	9,632,301
Road & Rail - 9.5%
Canadian National Railway Co.	646,300	55,250,562
Canadian Pacific Railway Ltd.	339,300	69,581,694
TransForce, Inc.	211,400	7,035,158
		131,867,414

TOTAL INDUSTRIALS		141,499,715

INFORMATION TECHNOLOGY - 5.1%
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	448,000	27,667,135
Software - 3.1%
Constellation Software, Inc.	31,900	21,954,285
Open Text Corp.	634,100	21,405,601
		43,359,886

TOTAL INFORMATION TECHNOLOGY		71,027,021

MATERIALS - 10.1%
Chemicals - 4.2%
Nutrien Ltd.	1,107,178	58,611,595
Containers & Packaging - 1.4%
CCL Industries, Inc. Class B	440,000	18,509,780
Metals & Mining - 4.0%
Franco-Nevada Corp.	465,400	29,066,951
Lundin Mining Corp.	2,148,300	8,828,518
OceanaGold Corp.	242,100	696,995
Wheaton Precious Metals Corp.	1,031,400	16,954,306
		55,546,770
Paper & Forest Products - 0.5%
Western Forest Products, Inc.	4,846,500	6,479,426

TOTAL MATERIALS		139,147,571

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Allied Properties (REIT)	229,900	7,387,117
TOTAL COMMON STOCKS
(Cost $1,417,832,178)		1,357,269,297

Money Market Funds - 7.0%
Fidelity Cash Central Fund, 2.23% (d)	15,798,986	15,802,146
Fidelity Securities Lending Cash Central Fund 2.23% (d)(e)	81,532,997	81,541,151
TOTAL MONEY MARKET FUNDS
(Cost $97,343,297)		97,343,297
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $1,515,175,475)		1,454,612,594
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(69,113,959)
NET ASSETS - 100%		$1,385,498,635

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,168,918 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$539,892
Fidelity Securities Lending Cash Central Fund	167,740
Total	$707,632

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2018
Assets
Investment in securities, at value (including securities loaned of $77,022,835) — See accompanying schedule: Unaffiliated issuers (cost $1,417,832,178)	$1,357,269,297
Fidelity Central Funds (cost $97,343,297)	97,343,297
Total Investment in Securities (cost $1,515,175,475)		$1,454,612,594
Foreign currency held at value (cost $739,223)		739,223
Receivable for investments sold		759
Receivable for fund shares sold		18,942,524
Dividends receivable		1,995,341
Distributions receivable from Fidelity Central Funds		56,028
Other receivables		146,208
Total assets		1,476,492,677
Liabilities
Payable for investments purchased	$8,179,025
Payable for fund shares redeemed	1,266,136
Other payables and accrued expenses	6,546
Collateral on securities loaned	81,542,335
Total liabilities		90,994,042
Net Assets		$1,385,498,635
Net Assets consist of:
Paid in capital		$1,427,333,036
Total distributable earnings (loss)		(41,834,401)
Net Assets, for 138,684,503 shares outstanding		$1,385,498,635
Net Asset Value, offering price and redemption price per share ($1,385,498,635 ÷ 138,684,503 shares)		$9.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2018
Investment Income
Dividends		$41,681,651
Income from Fidelity Central Funds		707,632
Income before foreign taxes withheld		42,389,283
Less foreign taxes withheld		(6,274,841)
Total income		36,114,442
Expenses
Custodian fees and expenses	$22,810
Independent trustees' fees and expenses	7,356
Commitment fees	2,248
Total expenses		32,414
Net investment income (loss)		36,082,028
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,300,110)
Fidelity Central Funds	(1,576)
Foreign currency transactions	(149,023)
Total net realized gain (loss)		(5,450,709)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(102,749,473)
Assets and liabilities in foreign currencies	16,465
Total change in net unrealized appreciation (depreciation)		(102,733,008)
Net gain (loss)		(108,183,717)
Net increase (decrease) in net assets resulting from operations		$(72,101,689)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2018	For the period August 15, 2017 (commencement of operations) to October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,082,028	$6,106,214
Net realized gain (loss)	(5,450,709)	(1,889,438)
Change in net unrealized appreciation (depreciation)	(102,733,008)	42,162,066
Net increase (decrease) in net assets resulting from operations	(72,101,689)	46,378,842
Distributions to shareholders	(16,111,554)	–
Total distributions	(16,111,554)	–
Share transactions
Proceeds from sales of shares	164,696,337	1,473,942,687
Reinvestment of distributions	16,111,554	–
Cost of shares redeemed	(184,063,223)	(43,354,319)
Net increase (decrease) in net assets resulting from share transactions	(3,255,332)	1,430,588,368
Total increase (decrease) in net assets	(91,468,575)	1,476,967,210
Net Assets
Beginning of period	1,476,967,210	–
End of period	$1,385,498,635	$1,476,967,210
Other Information
Undistributed net investment income end of period		$6,106,214
Shares
Sold	15,644,674	142,690,282
Issued in reinvestment of distributions	1,522,831	–
Redeemed	(17,094,786)	(4,078,498)
Net increase (decrease)	72,719	138,611,784

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Canada Fund

Years ended October 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.66	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.06
Net realized and unrealized gain (loss)	(.81)	.60
Total from investment operations	(.55)	.66
Distributions from net investment income	(.10)	–
Distributions from net realized gain	(.02)	–
Total distributions	(.12)	–
Net asset value, end of period	$9.99	$10.66
Total ReturnC,D	(5.26)%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G,H
Expenses net of fee waivers, if any	- %G	- %G,H
Expenses net of all reductions	- %G	- %G,H
Net investment income (loss)	2.42%	2.62%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,385,499	$1,476,967
Portfolio turnover rateI	36%	3%J

 A For the period August 15, 2017 (commencement of operations) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2018

1. Organization.

Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$59,281,923
Gross unrealized depreciation	(121,030,026)
Net unrealized appreciation (depreciation)	$(61,748,103)
Tax Cost	$1,516,360,697

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,409,915
Capital loss carryforward	$(5,488,153)
Net unrealized appreciation (depreciation) on securities and other investments	$(61,756,164)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,488,153)

The tax character of distributions paid was as follows:

	October 31, 2018	October 31, 2017(a)
Ordinary Income	$16,111,554	$ -

 (a) For the period August 15, 2017 (commencement of operations) to October 31, 2017

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $557,957,976 and $525,950,549, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund certain losses in the amount of $146,208.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,248 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $167,740. During the period, there were no securities loaned to FCM.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period August 15, 2017 (commencement of operations) through October 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year ended October 31, 2018, the changes in its net assets and the financial highlights for the year ended October 31, 2018 and for the period August 15, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period-B May 1, 2018 to October 31, 2018
Actual	- %-C	$1,000.00	$957.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses.

Distributions (Unaudited)

The fund designates 78% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Canada Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAD-ANN-1218
1.9883882.101

Item 2.

Code of Ethics

As of the end of the period, October 31, 2018, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International K6 Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Flex International Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund and Fidelity Total International Equity Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Diversified International K6 Fund	$55,000	$100	$7,100	$1,500
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,200	$1,500
Fidelity Flex International Fund	$55,000	$100	$7,100	$1,600
Fidelity Global Equity Income Fund	$48,000	$100	$6,000	$1,400
Fidelity International Capital Appreciation K6 Fund	$54,000	$100	$7,100	$1,500
Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,700
Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,000	$1,500
Fidelity International Value Fund	$51,000	$100	$6,000	$1,500
Fidelity Series Emerging Markets Fund	$33,000	$-	$7,100	$200
Fidelity Series Emerging Markets Opportunities Fund	$47,000	$100	$7,400	$1,400
Fidelity Series International Small Cap Fund	$46,000	$100	$6,000	$1,300
Fidelity Series International Value Fund	$45,000	$100	$6,000	$1,300
Fidelity Total International Equity Fund	$67,000	$100	$6,900	$1,700

October 31, 2017 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International K6 Fund	$47,000	$-	$7,200	$600
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,300	$1,500
Fidelity Flex International Fund	$47,000	$100	$7,000	$800
Fidelity Global Equity Income Fund	$48,000	$100	$6,100	$1,400
Fidelity International Capital Appreciation K6 Fund	$46,000	$-	$7,200	$600
Fidelity International Small Cap Fund	$59,000	$100	$7,200	$1,700
Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,100	$1,500
Fidelity International Value Fund	$51,000	$100	$6,100	$1,400
Fidelity Series Emerging Markets Fund	$-	$-	$-	$-

Fidelity Series Emerging Markets Opportunities Fund	$45,000	$100	$7,500	$1,300
Fidelity Series International Small Cap Fund	$47,000	$100	$6,100	$1,300
Fidelity Series International Value Fund	$47,000	$100	$6,100	$1,300
Fidelity Total International Equity Fund	$65,000	$100	$7,000	$1,800

A Amounts may reflect rounding.

B Fidelity Series Emerging Markets Fund commenced operations on August 29, 2018.

C Fidelity Flex International Fund commenced operations on March 7, 2017 and Fidelity Diversified International K6 Fund and Fidelity International Capital Appreciation K6 Fund commenced operations on May 25, 2017.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund and Fidelity Total Emerging Markets Fund (the “Funds”):

Services Billed by PwC

October 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$54,000	$4,800	$5,200	$2,400
Fidelity Global Commodity Stock Fund	$41,000	$3,600	$2,600	$1,800
Fidelity International Discovery Fund	$73,000	$6,300	$5,400	$3,100
Fidelity International Growth Fund	$57,000	$5,000	$5,200	$2,500
Fidelity Series Canada Fund	$44,000	$4,000	$5,200	$2,000
Fidelity Series International Growth Fund	$46,000	$4,200	$5,200	$2,100
Fidelity Total Emerging Markets Fund	$61,000	$5,300	$4,400	$2,600

October 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$54,000	$5,200	$5,500	$2,500
Fidelity Global Commodity Stock Fund	$41,000	$3,900	$3,000	$1,800
Fidelity International Discovery Fund	$75,000	$6,800	$8,100	$3,300
Fidelity International Growth Fund	$56,000	$5,400	$5,500	$2,600
Fidelity Series Canada Fund	$44,000	$700	$5,500	$300
Fidelity Series International Growth Fund	$47,000	$4,600	$5,500	$2,200
Fidelity Total Emerging Markets Fund	$61,000	$5,800	$4,600	$2,800

A Amounts may reflect rounding.

B Fidelity Series Canada Fund commenced operations on August 15, 2017.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2018A,B	October 31, 2017A,B,C
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Emerging Markets Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity Flex International Fund, Fidelity Diversified International K6 Fund and Fidelity International Capital Appreciation K6 Funds’ commencement of operations.

Services Billed by PwC

	October 31, 2018A	October 31, 2017A,B
Audit-Related Fees	$7,745,000	$12,525,000
Tax Fees	$20,000	$155,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Canada Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2018A.B	October 31, 2017A,B,C,D
Deloitte Entities	$860,000	$625,000
PwC	$10,845,000	$15,350,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Emerging Markets Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity Flex International Fund, Fidelity Diversified International K6 Fund and Fidelity International Capital Appreciation K6 Funds’ commencement of operations.

D May include amounts billed prior to the Fidelity Series Canada Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 26, 2018